UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  INVESTMENT COMPANY ACT FILE NUMBER: 811-5669
                  --------------------------------------------

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)
               --------------------------------------------------

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)
               --------------------------------------------------

       Registrant's Telephone Number, including area code: (800) 282-5706

                     (Name and Address of Agent for Service)

                                 E. Keith Wirtz
                                    President
                                Fifth Third Funds
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                                 with a copy to:
                                 David A. Sturms
                                Vedder Price P.C.
                            222 North LaSalle Street
                             Chicago, IL 60601-1003

Date of fiscal year end: July 31

Date of reporting period:  July 31, 2009

ITEM 1.   REPORT TO STOCKHOLDERS.


                                                FIFTH THIRD FUNDS

                 [LOGO]

                                                2009 STOCK AND BOND MUTUAL FUNDS

                                                Annual Report to
                                                Shareholders July 31, 2009

                                                           Advised by:
                                                           [LOGO FTAM]
                                                  FIFTH THIRD ASSET MANAGEMENT

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds will deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:

o     ARE NOT FDIC INSURED

o     HAVE NO BANK GUARANTEE

o     MAY LOSE VALUE

                                TABLE OF CONTENTS

Economic Outlook and Commentary Section ...................................    1
Management Discussion of Fund Performance
Small Cap Growth ..........................................................    4
Mid Cap Growth ............................................................    6
Quality Growth ............................................................    8
Dividend Growth ...........................................................   10
Micro Cap Value ...........................................................   12
Small Cap Value ...........................................................   14
All Cap Value .............................................................   16
Disciplined Large Cap Value ...............................................   18
Structured Large Cap Plus .................................................   20
Equity Index ..............................................................   22
International Equity ......................................................   24
Strategic Income ..........................................................   26
Fifth Third LifeModel Aggressive(SM) ......................................   28
Fifth Third LifeModel Moderately Aggressive(SM) ...........................   31
Fifth Third LifeModel Moderate(SM) ........................................   34
Fifth Third LifeModel Moderately Conservative(SM) .........................   37
Fifth Third LifeModel Conservative(SM) ....................................   40
High Yield Bond ...........................................................   44
Total Return Bond .........................................................   46
Short Term Bond ...........................................................   48
Schedules of Investments ..................................................   51
Notes to Schedules of Investments .........................................  106
Statements of Assets and Liabilities ......................................  108
Statements of Operations ..................................................  112
Statements of Changes in Net Assets .......................................  116
Statement of Cash Flows ...................................................  138
Financial Highlights ......................................................  140
Notes to Financial Highlights .............................................  162
Notes to Financial Statements .............................................  163
Report of Independent Registered Public Accounting Firm ...................  187
Supplemental Information ..................................................  188

                                                              OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

Capitalizing on a nearly complete reversal in investor sentiment, global markets enjoyed significant rallies in equities and many fixed income investments over the past five months. This rally, however, did not overcome the deep losses sustained during the first seven months of the 12-month period ended July 31, 2009, and many Fifth Third Funds finished the fiscal year with losses.

Within the stock market, results reported during the 12-month period included:

o     A 19.96% decline for the S&P 500 Index(1) of large cap stocks.

o     A 20.25% decline for the S&P 400 Index(1) of mid cap stocks.

o     A 19.26% decline for the S&P 600 Index(1) of small cap stocks.

o     A 22.60% drop for the MSCI EAFE Index(1) of international stocks.

Fear dominated the first portion of the period as credit markets seized, an economic recession swept across the globe, and Wall Street icons toppled. Few investments outside of U.S. Treasury bonds, the U.S. dollar, and gold generated positive returns. In early March, the clouds lifted and signs of life in the U.S. economy restored a sense of optimism among investors. In turn, domestic stocks, international equities, non-Treasury bonds, and commodities vaulted higher through the spring and first part of the summer.

To recap, a number of factors buffeted the world's financial markets during the recently concluded 12-month period, including:

1. The global economic recession. Many countries around the world joined the U.S. in reporting multiple quarters of economic contraction. Crashing real estate markets, shrinking consumption rates, and rising unemployment led to weakened financial markets, reduced production, and falloffs in consumer spending. By the closing months of the period, however, many rates of decline were stabilizing and production was picking up in key Asian markets.

2. Aggressively responsive governments. Deteriorating conditions in the U.S. financial markets drew a flurry of relief efforts from the federal government. Aid packages for troubled banks, mortgage agencies, and taxpayers, among others, injected billions of dollars into the economy. Yet the federal deficit ballooned, stirring debates over the potential of inflation in the not-too-distant future, especially since officials around the globe have enacted similar programs.

3. A topsy-turvy bond market. As investors faced many unknowns through the first half of the fiscal year, fixed income markets were all but shut down. From mortgage-backed securities, which tumbled along with the slumping housing market, to the highest quality corporate bonds, which weakened as the new-issue market dried up, essentially any debt instrument outside of U.S. Treasury issues struggled. Many non-Treasury debentures recovered nicely in 2009, however, as issuers benefited from a near-zero short-term lending rate from the Federal Reserve, large infusions of government support, and increasing optimism about the economy.

4. Commodity market volatility. Oil prices dropped more than $100 a barrel during the first half of the period, but regained more than 70% from the fiscal year lows during the second half. Base metals such as copper followed a similar path as prices reflected sentiment over the global economy. Natural gas lagged the market due to a worldwide supply glut, but few expect prices to remain depressed for long.

5. Fluctuating risk appetites. Through the first seven months of the period, many investors, facing a dizzying array of negatives, avoided any investments holding a trace of risk. As a result, U.S. Treasury bonds soared to historic highs in late December as corporate bonds plummeted--most notably in the high yield space--and stocks followed by touching a multi-year low in early March. Risk tolerance turned in early March, however, and low quality investments led a rally through the balance of the period in both the stock and bond markets.

The broader trends also were reflected in the fixed income market, where U.S. Treasury issues, which generally benefit from flights to safety, thrived during 2008. As investor fears gradually diminished following the New Year, however, previously beaten down mortgage-related debt and high yield bonds soared through July. Yields on cash investments reflected the Fed's historic reduction in its primary interest rate, and the yield curve grew increasingly more pitched as inflationary worries blossomed and drove long-term rates higher.

Investment professionals are well versed in the market's potential for volatility. I believe very few, however, could have foreseen the incredible swings we experienced over the past 12 months. Such an experience serves as a reminder that investments may recover and reward patient investors for maintaining a long-term perspective.

Within the Fifth Third Funds, many of our portfolio managers were admittedly exasperated with developments over the past 12 months. In the face of such unprecedented challenges, this is not unexpected. Instead of veering from time-tested strategies built around fundamentally sound high quality stocks and bonds, each manager reassessed his or her portfolio to ensure it continued to meet our core investment philosophy. As a result, each stock and bond Fund remained focused on its mission to provide shareholders with solid long-term returns, and each Money Market Fund successfully maintained the standard $1.00 net asset value while offering short-term returns and liquidity for shareholders.

Looking ahead, our expectations on the macro front include:

o Increased sense of normalcy in the bond markets with riskier issues trading in closer correlation to U.S. Treasury debt.

o Increasing attention to the potential for inflation due to the level of debt issued by the U.S. Government.

o     A gradual improvement in U.S. corporate earnings.

o Range-bound returns from domestic stocks with the potential for an upswing in late 2009.

o Increasing signs of recovery in the U.S. economy through the second half of 2009, leading to a modest growth rate in the Gross Domestic Product.

o     Stabilization in the U.S. housing market.

o Continued retrenchment by U.S. consumers, resulting in a higher personal savings rate and lower spending levels.

In closing, the past 12 months have proven unsettling for investors at both the market's highs and lows. As a result, I can understand why some would question the viability of an investment plan. History shows, however, that high quality, fundamentally sound stocks and bonds consistently perform well in a variety of market environments. By investing in Fifth Third Funds, we believe such holdings represent the foundation of your portfolio.

Thank you for your continued confidence in Fifth Third Funds.

/s/ E. Keith Wirtz, CFA

E. Keith Wirtz, CFA
President

TERMS AND DEFINITIONS(1)
--------------------------------------------------------------------------------

THE S&P 500 STOCK INDEX IS AN INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE S&P MIDCAP 400 INDEX IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $1.5 BILLION TO $5.5 BILLION.

THE S&P SMALLCAP 600 INDEX IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $300 MILLION TO $2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST
(EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

BETA measures a stock's volatility relative to the rest of the stock market.

DURATION is the weighted average maturity of a bond's cash flow.

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                                        3

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Small Cap Growth Fund (Institutional) declined 24.85% on a net of fee basis, underperforming its benchmark, the Russell 2000(R) Growth Index, which dropped 20.86%.

In what was one of the most volatile 12-month periods many investors will experience in a lifetime, equity markets experienced a wild ride during the Fund's fiscal year. Short-term interest rates sank as low as 0%, unemployment soared past 9.0%, large investment banks disappeared, and the budget deficit spiked to uncommon levels. Meanwhile, stock prices slumped through the end of November, posted a modest rally at the end of 2008, and plunged again during the first quarter of 2009, before gaining through the end of July.

Signs of stabilization in the slumping economy helped boost sentiment during the late-period advance and encouraged investors to venture back into riskier securities. Such conditions proved advantageous to the Fund and contributed to its out-performance relative to the benchmark during the final six months of the period; however, this boost wasn't enough to completely reverse the losses absorbed during the first six months.

Detractors during the full 12-month period included Information Technology stocks, especially among Internet software and services holding. Laggards in the Healthcare sector also hurt, most notably within the biotechnology industry, which tends to rise and fall independent of macroeconomic developments.

On the positive side, holdings in the textiles and apparel industry and among media companies lifted the Fund's stake in the Consumer Discretionary sector. Materials sector stocks, especially within the packaging and container industry, also added to relative gains.

As economic conditions seemingly improved late in the period, the Fund focused on traditionally cyclical companies within the Information Technology sector, adding names in the software and semiconductor and semiconductor equipment industries. Alternatively, it exited holdings in the Industrials and Energy sectors that had rallied considerably since the first of the year.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                        ENDING
                                  1 YEAR        5 YEAR      10 YEAR     VALUE(2)
                                 -------       -------      -------    --------
Institutional                    -24.85%         0.18%        0.81%    $ 10,835
--------------------------------------------------------------------------------
Class A Shares                   -28.72%        -1.10%        0.04%    $ 10,038
--------------------------------------------------------------------------------
Class B Shares                   -29.30%        -0.98%       -0.22%    $  9,785
--------------------------------------------------------------------------------
Class C Shares                   -25.54%        -0.84%       -0.21%    $  9,792
--------------------------------------------------------------------------------
Russell 2000(R)
Growth Index(1)                  -20.86%         2.06%         0.17%   $ 10,170
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.25% (INSTITUTIONAL SHARES), 1.50% (CLASS A), 2.25% (CLASS B) AND 2.26% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for the maximum sales charge. The inception date for Class B and Class C Shares is October 29, 2001.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Genoptix, Inc. ........................................................    2.54%
Rock-Tenn Co., Class A ................................................    2.39%
Polypore International, Inc. ..........................................    2.27%
Iconix Brand Group, Inc. ..............................................    2.14%
NuVasive, Inc. ........................................................    2.14%
Aegean Marine Petroleum Network, Inc.. ................................    2.08%
ICON PLC ADR ..........................................................    2.07%
Cardronics, Inc. ......................................................    1.98%
Varian Semiconductor Equipment Associates, Inc. .......................    1.87%
Emergency Medical Services Corp., Class A .............................    1.79%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                     Fifth Third Small Cap Growth
                         (Institutional Shares)     Russell 2000(R) Growth Index
7/31/99                        $   10,000                       $   10,000
                                    9,652                            9,812
  12/99                            11,594                           13,088
                                   12,544                           14,303
                                   12,382                           13,249
                                   12,604                           12,722
  12/00                            11,550                           10,153
                                    9,850                            8,609
                                   11,288                           10,156
                                    9,179                            7,304
  12/01                            11,076                            9,216
                                   11,315                            9,035
                                   10,012                            7,617
                                    8,093                            5,978
  12/02                             8,307                            6,427
                                    8,036                            6,178
                                    9,377                            7,669
                                   10,315                            8,472
  12/03                            11,668                            9,547
                                   11,896                           10,080
                                   11,820                           10,089
                                   11,071                            9,482
  12/04                            12,373                           10,912
                                   11,931                           10,168
                                   12,240                           10,521
                                   12,764                           11,186
  12/05                            12,946                           11,366
                                   15,139                           12,998
                                   14,014                           12,056
                                   13,655                           11,844
  12/06                            14,506                           12,882
                                   15,391                           13,201
                                   16,827                           14,084
                                   16,611                           14,087
  12/07                            16,111                           13,790
                                   13,598                           12,021
                                   14,578                           12,559
                                   13,010                           11,681
  12/08                             8,982                            8,475
                                    8,073                            7,650
                                   10,123                            9,438
7/31/09                            10,835                           10,170

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index tracks the performance of common stocks that measure the performance of the securities found in the Russell 2000(R) universe with higher forecasted growth values.

      The Russell 2000(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Mid Cap Growth Fund (Institutional) declined 23.93% on a net of fee basis, underperforming its benchmark, the Russell Midcap(R) Growth Index, which dropped 21.87%.

Equity markets endured incredible volatility during one of the most dynamic 12-month periods many investors will experience in a lifetime. The near-collapse of the financial system drove stocks lower during the first few months of the period, but a modest year-end rally eased some losses. The sell-off resumed in early 2009 as economic conditions worsened, but early signs of a recovery and a massive infusion of government aid sparked a rally from early-March lows through the end of the period.

Selling pressures early on were exacerbated by hedge funds, which were forced to sell liquid assets to fund client redemptions. The late-period surge was fueled by low-quality investments as investors reacquired a taste for risk. As that occurred, the Fund benefited somewhat from its bias toward smaller capitalization stocks within the mid cap universe.

Detractors during the 12-month period included Healthcare sector stocks that slumped in response to early healthcare reform proposals. Most significantly, overweight positions relative to the benchmark, in the life sciences tools and services and healthcare equipment and supplies industries impacted fund performance. In addition, ineffective stock selection among specialty retailers and in the hotels, restaurants, and leisure industry hindered performance in the Consumer Discretionary sector.

Positive contributions came from the Energy sector, where the Fund balanced underperforming exploration and equipment outfits with outperforming equipment and services firms. Investments in the capital markets industry enhanced returns from the Financials sector.

As economic conditions seemingly improved late in the period, the Fund focused on traditionally cyclical companies within the Information Technology (IT) sector, adding names in the semiconductor and semiconductor equipment and IT services industries. Alternatively, it exited holdings in the Industrials and Energy sectors that had rallied considerably since the first of the calendar year.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Mid capitalization funds typically carry additional risk since mid-size companies generally have a higher risk of failure. Historically, mid-size companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                         ENDING
                                        1 YEAR     5 YEAR   10 YEAR     VALUE(2)
                                       --------   -------   -------     --------
Institutional                           -23.93%     0.48%     0.66%     $ 10,676
--------------------------------------------------------------------------------
Class A Shares                          -27.98%    -0.81%    -0.13%     $  9,872
--------------------------------------------------------------------------------
Class B Shares                          -27.64%    -0.74%    -0.37%     $  9,633
--------------------------------------------------------------------------------
Class C Shares                          -24.82%    -0.51%    -0.35%     $  9,660
--------------------------------------------------------------------------------
Russell Midcap(R)
Growth Index(1)                         -21.87%     2.48%     1.11%     $ 11,170
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.17% (INSTITUTIONAL SHARES), 1.42% (CLASS A) AND 2.17% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Mid Cap Growth Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Apollo Group, Inc., Class A ............................................   2.28%
Cognizant Technology Solutions Corp., Class A ..........................   2.05%
American Tower Corp., Class A ..........................................   2.05%
Waddell & Reed Financial, Inc., Class A ................................   2.02%
Oceaneering International, Inc .........................................   2.02%
DENTSPLY International, Inc ............................................   2.00%
Intuit, Inc ............................................................   1.94%
LKQ Corp. ..............................................................   1.92%
Digital Realty Trust, Inc ..............................................   1.91%
Noble Corp .............................................................   1.90%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

MID CAP GROWTH FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                         Mid Cap Growth
                     (Institutional Shares)       Russell Midcap(R) Growth Index
7/31/1999                   $ 10,000                           $  10,000
                               9,338                               9,812
    12/99                     11,500                              13,685
                              13,018                              16,576
                              12,550                              15,348
                              13,587                              15,735
    12/00                     12,296                              12,077
                              10,216                               9,048
                              12,125                              10,512
                               9,374                               7,590
    12/01                     11,524                               9,643
                              11,258                               9,473
                               9,184                               7,743
                               7,527                               6,413
    12/02                      8,018                               7,001
                               7,808                               7,000
                               9,296                               8,312
                               9,787                               8,907
    12/03                     11,025                               9,991
                              11,331                              10,474
                              11,266                              10,584
                              10,607                              10,126
    12/04                     11,942                              11,537
                              11,532                              11,345
                              12,296                              11,734
                              12,971                              12,502
    12/05                     13,291                              12,933
                              14,904                              13,917
                              14,065                              13,264
                              13,951                              13,382
    12/06                     14,624                              14,311
                              15,490                              14,878
                              16,558                              15,881
                              16,568                              16,222
    12/07                     15,856                              15,947
                              14,246                              14,201
                              14,572                              14,861
                              11,947                              12,223
    12/08                      8,625                               8,878
                               8,393                               8,580
                               9,978                              10,353
7/31/2009                     10,676                              11,170

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

      The Russell Midcap(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

QUALITY GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Quality Growth Fund (Institutional) declined 21.13% on a net of fee basis, underperforming its benchmarks, the Russell 1000(R) Growth Index, which dropped 17.57%, and the S&P 500 Index, which retreated 19.96%.

One must look back several decades to find a period when market pessimism and oversold conditions were as extreme as the second half of 2008. The distress and panic extended into early March as economic conditions continued to deteriorate. Yet preliminary indications of a recovery subsequently sparked a bold rally, which continued into the closing days of the fiscal year.

Against this backdrop, all 10 economic sectors in the benchmark declined during the 12-month period. The Fund lagged its primary benchmark due to a defensive bias that failed to keep pace with the powerful late-period rally, which was led by lower-quality, higher-beta stocks.

Much of the Fund's underperformance stemmed from unfavorable stock selection in the Healthcare sector, which suffered amid perceptions that healthcare reform efforts would limit growth prospects. Laggards within the Consumer Discretionary and Consumer Staples sectors further diminished returns as investors flocked to higher-beta stocks in groups such as casual dining restaurants, specialty retailers, and hotels.

Investments in the Financials sector led the Fund as limited exposure to troubled banks and insurers provided a relative lift, along with stakes in asset managers. In the latter stages of the period, increased exposure to the rebounding Energy sector enhanced returns, as did a slightly overweight stake, relative to the benchmark, in the Information Technology sector--one of the best performers during the 12-month period.

At period-end, concerns about continued strains in the credit markets, the global banking system, and economic weakness outside of the U.S. lingered. After five consecutive months of positive equity performance, the question remained whether the economy was poised for a sustained recovery. Regardless, the Fund continues to look for signs of improving economic activity and with it, areas of market leadership.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                         ENDING
                                      1 YEAR       5 YEAR    10 YEAR    VALUE(2)
                                     --------     -------    -------    --------
Institutional                         -21.13%       0.99%     -2.10%    $  8,087
--------------------------------------------------------------------------------
Class A Shares                        -25.22%      -0.29%     -2.84%    $  7,497
--------------------------------------------------------------------------------
Class B Shares                        -25.67%      -0.35%     -3.10%    $  7,299
--------------------------------------------------------------------------------
Class C Shares                        -21.97%      -0.05%     -3.05%    $  7,332
--------------------------------------------------------------------------------
Russell 1000(R)
Growth Index(1)                       -17.57%       0.70%     -3.21%    $  7,218
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.13% (INSTITUTIONAL SHARES), 1.38% (CLASS A), 2.12% (CLASS B) AND 2.13% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Quality Growth Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Microsoft Corp .........................................................   3.69%
International Business Machines Corp ...................................   3.58%
Cisco Systems, Inc .....................................................   3.52%
Intel Corp .............................................................   2.96%
Hewlett-Packard Co .....................................................   2.83%
Oracle Corp ............................................................   2.82%
Apple, Inc .............................................................   2.62%
Google, Inc., Class A ..................................................   2.61%
Johnson & Johnson ......................................................   2.39%
Qualcomm, Inc ..........................................................   2.34%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

QUALITY GROWTH FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                       Quality Growth
                    (Institutional Shares)        Russell 1000(R) Growth Index
7/31/1999                $ 10,000                         $ 10,000
                            9,786                            9,950
    12/99                  11,369                           12,452
                           12,190                           13,339
                           11,975                           12,979
                           11,755                           12,281
    12/00                  10,934                            9,660
                            9,092                            7,641
                            9,607                            8,284
                            7,907                            6,676
    12/01                   9,430                            7,687
                            9,183                            7,488
                            7,370                            6,090
                            6,006                            5,173
    12/02                   6,365                            5,543
                            6,149                            5,484
                            7,123                            6,269
                            7,492                            6,514
    12/03                   8,362                            7,192
                            8,388                            7,249
                            8,277                            7,389
                            7,629                            7,003
    12/04                   8,288                            7,646
                            7,876                            7,333
                            8,177                            7,514
                            8,536                            7,815
    12/05                   8,806                            8,048
                            9,139                            8,297
                            8,626                            7,973
                            8,811                            8,287
    12/06                   9,242                            8,778
                            9,356                            8,883
                           10,094                            9,492
                           10,853                            9,891
    12/07                  11,222                            9,815
                           10,114                            8,816
                           10,371                            8,926
                            9,164                            7,826
    12/08                   7,093                            6,043
                            6,735                            5,794
                            7,619                            6,739
7/31/2009                   8,087                            7,218

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

      The Russell 1000(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Dividend Growth Fund (Institutional) declined 21.12% on a net of fee basis, underperforming its primary benchmark, the S&P 500 Index, which dropped 19.96%. Separately, the Russell 1000(R) Index fell 20.17% and the Russell 1000(R) Growth Index slid 17.57%.

Fear-stricken financial markets and an economic recession pressured equities through the first half of the period. After hitting 2008 lows in November, stock prices rallied modestly before plummeting again through the first part of 2009. A massive infusion of government aid and hints of economic improvement combined to repair investor confidence in early March, and a swift rally ensued through the end of the fiscal year.

Low quality stocks primarily led the charge off the March lows, a development that hindered the returns from the Fund, which adheres to a high quality philosophy. More defensive positions in the Healthcare sector further diminished performance, especially among managed care companies that slumped amid uncertainties around health care reform discussions. Ineffective stock selection in the Information Technology sector also hurt returns.

Positive contributions came from the Industrials sector, where exposure among mining equipment manufacturers paid off as commodities markets rallied in mid-2009. Accordingly, Materials sector holdings also boosted relative gains. In the Financials sector, which rebounded strongly after lackluster returns early in the period, the Fund benefited from positions in fundamentally sound companies.

Over the course of the 12-month period, the Fund, which started with a fairly defensive profile, became more aggressively positioned. Along with an overweight position, relative to the primary benchmark, in the Information Technology sector, the Fund's stake in the Consumer Staples sector was reduced to near neutral at period-end.

More broadly, 2009 is expected to be a poor year for dividends, with expectations for declines in the S&P 500 Index dividend payouts as sizeable as a 23% drop. Nonetheless, the Fund continues to seek out companies with solid balance sheets and the potential to expand payouts into the future.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Because the Fund may invest in a single industry, its shares do not represent a complete investment program. As a non-diversified Fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                         ENDING
                                       1 YEAR      5 YEAR    10 YEAR    VALUE(2)
                                     ---------    -------   --------    --------
Institutional                          -21.12%      0.48%     -5.81%    $ 5,495
--------------------------------------------------------------------------------
Class A Shares                         -25.31%     -0.77%     -6.52%    $ 5,098
--------------------------------------------------------------------------------
Class B Shares                         -25.79%     -0.91%     -6.67%    $ 5,014
--------------------------------------------------------------------------------
Class C Shares                         -21.93%     -0.53%     -6.74%    $ 4,977
--------------------------------------------------------------------------------
S&P 500 Index(1)                       -19.96%     -0.13%     -1.20%    $ 8,867
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 2.22% (INSTITUTIONAL SHARES), 2.50% (CLASS A), 3.21% (CLASS B) AND 3.26% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

JPMorgan Chase & Co ....................................................   4.19%
Exxon Mobil Corp .......................................................   3.56%
Johnson & Johnson ......................................................   3.03%
United Technologies Corp ...............................................   2.88%
International Business Machines Corp ...................................   2.75%
Microsoft Corp .........................................................   2.53%
Coca-Cola Co. (The) ....................................................   2.37%
Wisconsin Energy Corp ..................................................   2.27%
Google, Inc., Class A ..................................................   2.24%
Wal-Mart Stores, Inc ...................................................   2.12%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                  Dividend Growth (Institutional Shares)     S&P 500 Index
7/31/1999                     $ 10,000                          $ 10,000
                                 9,649                             9,678
    12/99                       10,658                            11,118
                                11,039                            11,371
                                10,647                            11,068
                                10,165                            10,961
    12/00                        8,552                            10,104
                                 6,957                             8,906
                                 7,266                             9,427
                                 6,154                             8,043
    12/01                        6,687                             8,903
                                 6,505                             8,928
                                 5,533                             7,732
                                 4,626                             6,396
    12/02                        4,702                             6,935
                                 4,522                             6,717
                                 5,005                             7,751
                                 5,019                             7,956
    12/03                        5,659                             8,925
                                 5,822                             9,076
                                 5,831                             9,232
                                 5,359                             9,059
    12/04                        5,915                             9,896
                                 5,581                             9,683
                                 5,713                             9,816
                                 5,996                            10,170
    12/05                        6,179                            10,383
                                 6,389                            10,820
                                 6,297                            10,664
                                 6,636                            11,268
    12/06                        6,984                            12,023
                                 7,051                            12,100
                                 7,523                            12,859
                                 7,918                            13,121
    12/07                        7,812                            12,683
                                 7,258                            11,485
                                 6,823                            11,172
                                 6,631                            10,237
    12/08                        5,106                             7,991
                                 4,626                             7,111
                                 5,154                             8,244
7/31/2009                        5,495                             8,867

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the S&P 500 Index. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

      The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Micro Cap Value Fund (Institutional) declined 12.86 % on a net of fee basis, outperforming its benchmarks, the Russell Microcap(R) Value Index, which fell 23.78%, and the Russell 2000(R) Value Index, which dropped 20.67%.

As the U.S. economy seized up during the first part of the period, micro cap stocks tumbled alongside the rest of the broader market. The near collapse of the financial industry in the fall of 2008 staggered investors, who then absorbed deteriorating economic news through the opening months of 2009. Spirits lifted slightly after equities touched multi-year lows in early March and led to a bold rally through the period's end.

One key factor in the Fund's out-performance was its effective use of cash during the fiscal year. Early on, an above-average cash position from a historical perspective, allowed the Fund to capitalize on sinking stock prices in October and November by purchasing stocks in fundamentally solid companies at considerable discounts. This strategy proved quite effective in the Consumer Discretionary sector, where the Fund built up an overweight position, relative to the benchmark, with an emphasis on retailers and restaurants. Amid the late-period market turnaround, many of these holdings outperformed the broader market.

Elsewhere, a significant underweight position in the Financials sector--one of the poorest performers in the benchmark--further aided performance, as did an overweight stake in the Information Technology sector, which helped lead the market's rebound.

Aslight overweight in the Energy sector hindered returns as oil prices plummeted from all-time highs posted in 2008. An underweight stake in the Telecommunication Services sector--a benchmark leader--further diminished performance.

By period-end, the Fund's cash balance had returned to an above-average level due in part to profit-taking in the Consumer Discretionary sector. Exposure in the Financials sector remained significantly underweight and the allocation to the Information Technology sector remained notably overweight.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                        ENDING
                                       1 YEAR    5 YEAR    10 YEAR      VALUE(2)
                                      --------  -------    -------     ---------
Institutional                          -12.86%   -0.02%      7.92%     $  21,427
--------------------------------------------------------------------------------
Class A Shares                         -17.44%   -1.30%      7.14%     $  19,927
--------------------------------------------------------------------------------
Class B Shares                         -18.08%   -1.05%      7.01%     $  19,686
--------------------------------------------------------------------------------
Class C Shares                         -13.75%   -0.88%      7.14%     $  19,932
--------------------------------------------------------------------------------
Russell 2000(R)
Value Index(1)                         -20.67%    0.83%      6.41%     $  18,621
--------------------------------------------------------------------------------
Russell Microcap(R)
Value Index(1)                         -23.78%   -2.34%      7.09%(3)  $  18,630
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.89% (INSTITUTIONAL SHARES), 2.14% (CLASS A), 2.89% (CLASS B) AND 2.88% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Stein Mart, Inc ........................................................   2.20%
Benihana, Inc., Class A ................................................   2.04%
Overhill Farms, Inc ....................................................   1.81%
Semitool, Inc ..........................................................   1.72%
Saia, Inc ..............................................................   1.69%
Meadowbrook Insurance Group, Inc .......................................   1.62%
Symmetricom, Inc .......................................................   1.59%
Audiovox Corp., Class A ................................................   1.53%
Medical Action Industries, Inc .........................................   1.51%
Rudolph Technologies, Inc ..............................................   1.50%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

MICRO CAP VALUE FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

              Micro Cap Value       Russell 2000(R)  Russell Microcap
           (Institutional Shares)    Value Index        Value Index
7/31/1999        $ 10,000            $ 10,000
                    9,303               9,442
    12/99           9,710               9,587
                   10,702               9,953
                   10,183               10,147           $ 10,000
                   10,338               10,892             10,391
    12/00           9,591               11,775             10,441
                   10,458               11,889             11,090
                   12,217               13,273             13,347
                   10,399               11,503             11,372
    12/01          11,787               13,426             13,315
                   13,019               14,712             14,540
                   13,038               14,400             15,070
                   10,341               11,334             11,767
    12/02          11,816               11,892             12,544
                   11,678               11,288             12,228
                   15,341               13,853             15,395
                   17,173               14,923             17,433
    12/03          20,017               17,366             20,506
                   21,763               18,567             22,202
                   22,324               18,725             22,168
                   21,763               18,753             21,669
    12/04          24,668               21,229             24,798
                   23,736               20,384             23,505
                   22,759               21,419             24,236
                   24,246               22,082             25,299
    12/05          24,591               22,228             25,577
                   27,186               25,230             29,130
                   25,886               24,548             28,021
                   25,305               25,175             28,290
    12/06          27,736               27,447             31,154
                   28,734               27,848             31,525
                   29,811               28,489             32,162
                   27,896               26,707             29,783
    12/07          25,050               24,764             27,065
                   23,906               23,148             25,072
                   23,080               22,327             23,134
                   24,106               23,434             24,181
    12/08          17,393               17,601             17,614
                   14,813               14,145             14,006
                   19,707               16,691             16,848
7/31/2009          21,427               18,621             18,630

The Russell Microcap(R) Value Index has no historical performance prior to June 2000, therefore the ending value for this index was not calculated from the inception date of the Fund. The Russell 2000(R) Value Index was calculated from the inception date of the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Value Index and the Russell Microcap(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. The Russell Microcap(R) Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 2000(R) Value Index and the Russell Microcap(R) Value Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2009.

(3) The average annual total return for the Russell Microcap(R) Value Index since its inception.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Small Cap Value Fund (Institutional) declined 19.32% on a net of fee basis, outperforming its benchmark, the Russell 2000(R) Value Index, which dropped 20.67%.

From a market perspective, the fiscal year consisted of three distinct periods. Through the first two and a half months, stocks generally followed a gradually upward path as many investors figured the Federal Reserve Bank had resolved the U.S. financial woes. In mid-September, however, the investment banking industry all but collapsed and stocks subsequently tumbled for nearly six months as the global economy worsened.

Selling pressure finally relented in early March and the market staged an impressive rally through the end of the fiscal year. During that time, economic news grew increasingly positive--showing that the rates of decline were slowing--and the financial markets stabilized.

The Fund's out-performance occurred primarily in the closing months of the period, due largely to solid stock selection in the Consumer Discretionary, Consumer Staples, and Energy sectors. Opportunistic investments in the specialty retail industry enhanced returns from the Consumer Discretionary sector, while exposure in the beverages industry boosted the Consumer Staples position. Within the Energy sector, the Fund benefited from effective investments in the coal industry and among natural gas pipeline operators.

Concerns over the potential impact of a government-led healthcare reform effort dampened returns from the Fund's Healthcare sector exposure, especially among managed care and nursing home companies. Returns from the Information Technology sector also lagged due to minimal exposure to the strong performing communications equipment industry.

During the period, the Fund transitioned to a more defensive profile, shifting to an overweight position relative to the benchmark in the Consumer Staples sector in October, and an underweight stake in the Consumer Discretionary sector in January. Furthermore, as the summer rally wore on, the Fund underweighted Materials stocks in July. Wariness about the global financial markets resulted in a continued underweight in the Financials sector, while regulatory uncertainties prompted a reduction in Healthcare stocks.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                            INCEPTION                         SINCE      ENDING
                               DATE      1 YEAR    5 YEAR   INCEPTION   VALUE(2)
                            ---------   --------   ------   ---------   --------
Institutional                 4/1/03     -19.32%    1.77%     6.97%     $ 15,325
--------------------------------------------------------------------------------
Class A Shares                4/1/03     -23.60%    0.47%     5.82%     $ 14,314
--------------------------------------------------------------------------------
Class B Shares                4/1/03     -24.12%    0.48%     5.90%     $ 14,376
--------------------------------------------------------------------------------
Class C Shares                4/1/03     -20.17%    0.73%     5.87%     $ 14,352
--------------------------------------------------------------------------------
Russell 2000(R)
Value Index(1)                           -20.67%    0.83%     6.41%     $ 16,290
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.30% (INSTITUTIONAL SHARES), 1.55% (CLASS A) AND 2.30% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Endurance Specialty Holdings, Ltd ......................................   2.22%
EnerSys ................................................................   2.12%
Harmonic, Inc ..........................................................   2.08%
Platinum Underwriters Holdings, Ltd ....................................   2.04%
Insituform Technologies, Inc., Class A .................................   2.01%
AAR Corp ...............................................................   1.87%
Perot Systems Corp., Class A ...........................................   1.83%
Phillips-Van Heusen Corp ...............................................   1.82%
Vectren Corp ...........................................................   1.79%
Fresh Del Monte Produce, Inc ...........................................   1.78%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

            Small Cap Value (Institutional Shares)   Russell 2000(R) Value Index
 4/1/2003                   $ 10,000                             $ 10,000
                              11,240                               12,119
                              11,860                               13,056
    12/03                     13,841                               15,192
                              14,837                               16,244
                              14,732                               16,381
                              14,346                               16,406
    12/04                     15,471                               18,572
                              16,041                               17,833
                              16,520                               18,738
                              16,741                               19,318
    12/05                     17,326                               19,446
                              18,519                               22,073
                              18,281                               21,476
                              18,460                               22,024
    12/06                     19,692                               24,012
                              20,421                               24,363
                              21,092                               24,924
                              20,081                               23,364
    12/07                     18,851                               21,664
                              17,859                               20,250
                              18,059                               19,532
                              18,583                               20,501
    12/08                     13,472                               15,398
                              10,994                               12,374
                              13,893                               14,602
7/31/2009                     15,325                               16,290

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

      The Russell 2000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

ALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third All Cap Value Fund (Institutional) declined 22.15% on a net of fee basis, outperforming its benchmarks, the Russell 3000(R) Value Index, which dropped 22.76%, and the Russell Midcap(R) Value Index, which lost 22.81%.

As credit markets collapsed during the first few months of the period, domestic corporations halted all but the most essential activity to see how the situation would resolve itself. In turn, stock prices suffered. Adding to the challenges for investors, many asset classes, including value stocks, growth stocks, international equities, high yield bonds, and commodities tumbled at similar rates. After the first of the year, the economic recession further dampened sentiment, and stocks continued falling through early March.

The Fund, however, had already started investing in modestly riskier equities that had slumped during the downturn. As such, it was well-poised to participate in the rally that was led by low-quality investments and occurred between early March and the end of the fiscal year. In addition, the Fund's average weighted market cap of $51 billion, compared to the $61 billion average of the Russell 3000 Value(R) Index, proved advantageous as the stocks of smaller entities generally thrived during the late-period surge.

From a sector perspective, exposure in Healthcare, Industrials, and Information Technology led Fund performance. Heightened merger and acquisition activity in the blue chip pharmaceutical space boosted the Healthcare stake, while previously depressed stocks in the electric motor, aircraft maintenance, and temporary employment industries provided a lift in the Industrials sector. Among Information Technology holdings, smaller semiconductor-related companies and larger software firms outperformed.

Conversely, investments in Real Estate Investment Trusts, money center banks, and insurers diminished returns within the Financials sector, while the struggles of natural gas drillers and refiners translated to losses in the Energy sector. Decreased demand for electric power also hindered performance in the Utilities sector.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                         ENDING
                                        1 YEAR     5 YEAR    10 YEAR    VALUE(2)
                                       --------   -------   --------    --------
Institutional                           -22.15%     0.29%     4.74%     $ 15,892
--------------------------------------------------------------------------------
Class A Shares                          -26.18%    -0.97%     3.93%     $ 14,708
--------------------------------------------------------------------------------
Class B Shares                          -26.43%    -0.94%     3.86%     $ 14,599
--------------------------------------------------------------------------------
Class C Shares                          -22.97%    -0.73%     3.85%     $ 14,593
--------------------------------------------------------------------------------
Russell 3000(R)
Value Index(1)                          -22.76%    -0.21%     1.32%     $ 11,406
--------------------------------------------------------------------------------
Russell Midcap(R)
Value Index(1)                          -22.81%     2.01%     5.24%     $ 16,668
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.40% (INSTITUTIONAL SHARES), 1.65% (CLASS A), 2.40% (CLASS B) AND 2.39% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to August 13, 2001, the quoted performance of the All Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted for the maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Bank of America Corp ...................................................   3.05%
JPMorgan Chase & Co ....................................................   2.96%
Exxon Mobil Corp .......................................................   2.73%
Schering-Plough Corp ...................................................   2.49%
Transocean, Ltd ........................................................   2.38%
Wells Fargo & Co .......................................................   2.11%
Chevron Corp ...........................................................   2.08%
Amgen, Inc .............................................................   1.97%
Forest Laboratories, Inc ...............................................   1.97%
AT&T, Inc ..............................................................   1.84%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

ALL CAP VALUE FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                All Cap Value         Russell 3000(R)     Russell Midcap(R)
            (Institutional Shares)     Value Index          Value Index
7/31/1999          $  10,000            $ 10,000             $ 10,000
                       9,500               9,304                9,166
    12/99              9,886               9,782                9,511
                      11,142               9,852                9,607
                      11,051               9,434                9,446
                      11,611              10,173               10,357
    12/00             12,235              10,568               11,335
                      12,070               9,997               10,935
                      12,792              10,532               11,706
                      11,120               9,362               10,353
    12/01             13,206              10,111               11,599
                      13,179              10,565               12,515
                      12,081               9,716               11,930
                      10,184               7,874                9,789
    12/02             11,116               8,576               10,480
                      10,398               8,157               10,055
                      12,813               9,597               11,854
                      13,500               9,834               12,559
    12/03             15,635              11,246               14,470
                      16,314              11,620               15,243
                      16,358              11,722               15,507
                      16,139              11,889               15,776
    12/04             18,043              13,151               17,900
                      17,976              13,116               18,039
                      18,350              13,374               18,887
                      19,173              13,884               19,898
    12/05             19,429              14,052               20,164
                      21,040              14,979               21,700
                      20,750              15,021               21,579
                      21,864              15,904               22,341
    12/06             23,432              17,192               24,240
                      24,100              17,409               25,418
                      25,806              18,225               26,346
                      25,313              18,088               25,412
    12/07             23,982              17,018               23,896
                      21,570              15,563               21,830
                      20,448              14,759               21,845
                      18,720              13,982               20,201
    12/08             14,126              10,849               14,709
                      12,211               9,004               12,550
                      14,610              10,518               15,179
7/31/2009             15,892              11,406               16,668

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 3000(R) Value Index and the Russell Midcap(R) Value Index. The Russell 3000(R) Value Index measures the performance of those companies in the Russell 3000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Value Index measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 3000(R) Value and the Russell Midcap(R) Value Indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Disciplined Large Cap Value Fund (Institutional) declined 21.78% on a net of fee basis, outperforming its benchmark, the Russell 1000(R) Value Index, which retreated 22.94%.

The global credit crisis and economic slowdown of 2008 weighed on equity markets until early March 2009. At that point, stock prices reversed course and swiftly moved higher as leading economic indicators fostered confidence that a turnaround was underway, massive amounts of global fiscal and monetary stimulus were working, and market valuations had hit attractive levels.

As the market ebbed and flowed during the fiscal year, stocks in all 10 of the benchmark's economic sectors posted negative returns. Those faring best over the 12-month period included traditionally defensive sectors such as Consumer Staples, Healthcare, and Telecommunication Services. The poorest performing sector was Financials, which sat at the center of the global credit crisis, followed closely by the Industrials and Materials sectors, which lagged considerably early in the period as emerging market growth expectations faltered.

Compared to the benchmark, the Fund's out-performance came primarily from solid stock selection in the Healthcare sector. Most notably, holdings in the pharmaceutical industry benefited from heightened merger activity driven by fears over patent expirations on leading revenue-producing drugs. An overweight position, relative to the benchmark, in the Telecommunication Services sector enhanced returns, as did an emphasis on stocks with low price/earnings ratios. Given the significant downdraft in the overall equity market, the Fund's aversion to high-risk stocks proved beneficial, as did its cash position, which helped cushion the impact of the broad decline.

The Fund's relative performance was negatively impacted by stock selection in the Financials sector. More specifically, adverse results from Real Estate Investment Trusts and insurance industry holdings overwhelmed relatively productive selection within the banking industry. In addition, underexposure to the defensive Utilities sector and overexposure to the economically sensitive Industrials sector both proved counterproductive in the weakening economic environment.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                         ENDING
                                      1 YEAR       5 YEAR    10 YEAR    VALUE(2)
                                     --------     -------    -------    --------
Institutional                         -21.78%      -0.35%     0.98%     $ 11,025
--------------------------------------------------------------------------------
Class A Shares                        -25.90%      -1.62%     0.20%     $ 10,206
--------------------------------------------------------------------------------
Class B Shares                        -26.25%      -1.61%     0.08%     $ 10,078
--------------------------------------------------------------------------------
Class C Shares                        -22.55%      -1.34%     0.00%     $  9,996
--------------------------------------------------------------------------------
Russell 1000(R)
Value Index(1)                        -22.94%      -0.29%     0.94%     $ 10,981
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.07% (INSTITUTIONAL SHARES), 1.32% (CLASS A) AND 2.07% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Disciplined Large Cap Value Fund is October 11, 2000. Prior to such date, quoted performance reflects performance of Class A Shares and is adjusted to reflect expenses and applicable sales charges of Class B Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Chevron Corp ...........................................................   4.10%
PG&E Corp ..............................................................   3.70%
Verizon Communications, Inc ............................................   3.50%
Exxon Mobil Corp .......................................................   3.35%
Apache Corp ............................................................   3.07%
JPMorgan Chase & Co ....................................................   3.00%
3M Co ..................................................................   2.98%
Transocean, Ltd ........................................................   2.91%
Johnson & Johnson ......................................................   2.87%
ConocoPhillips .........................................................   2.83%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

              Disciplined Large Cap Value
                 (Institutional Shares)           Russell 1000(R) Value Index
7/31/1999             $ 10,000                            $ 10,000
                         9,083                               9,292
    12/99                9,473                               9,797
                         8,833                               9,844
                         9,422                               9,383
                        10,114                              10,121
    12/00               10,681                              10,485
                         9,533                               9,871
                         9,745                              10,353
                         8,859                               9,219
    12/01                9,362                               9,899
                         9,518                              10,304
                         8,583                               9,426
                         7,393                               7,656
    12/02                8,077                               8,362
                         7,650                               7,955
                         9,109                               9,329
                         9,400                               9,522
    12/03               10,835                              10,873
                        11,147                              11,203
                        11,419                              11,301
                        11,511                              11,476
    12/04               12,322                              12,667
                        12,371                              12,678
                        12,513                              12,890
                        13,152                              13,391
    12/05               13,059                              13,560
                        13,825                              14,365
                        14,011                              14,450
                        14,814                              15,348
    12/06               15,805                              16,577
                        15,988                              16,782
                        16,933                              17,609
                        16,926                              17,566
    12/07               16,056                              16,548
                        14,882                              15,105
                        14,119                              14,302
                        13,196                              13,428
    12/08               10,216                              10,450
                         8,823                               8,698
                        10,200                              10,150
7/31/2009               11,025                              10,981

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

      The Russell 1000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Structured Large Cap Plus Fund (Institutional) declined 36.73% on a net of fee basis, trailing its benchmarks, the S&P 500 Index, which retreated 19.96%, and the Russell 1000(R) Index, which dropped 20.17%.

Two developments contributed significantly to the Fund's underperformance: a legal matter and highly unusual market dynamics.

Throughout the period, Fund performance has been hampered by complications related to the mid-September bankruptcy of the Fund's prime broker, Lehman Brothers, Inc. A limited settlement with the bankruptcy trustee was reached in mid-March, and thereafter the Fund resumed its long-short, quantitative strategy. For information regarding potential pending litigation, the limited settlement in March, and the net asset value impairment recorded in November, please refer to the Fund prospectus and other regulatory filings.

As for the market, the freezing of credit markets, near-collapse of the financial industry, and a shrinking economy worried investors through the first half of the fiscal year and stocks sank to multi-year lows in early March. Subsequently, large government relief plans, easing credit conditions, and signs of stabilization in the economy restored some optimism, and investors drove equities dramatically higher through the end of July.

The unprecedented volatility and macro-driven environment wreaked havoc on the traditional correlations between the Fund's four factor groups--valuation, earnings quality, sentiment, and capital use--which generally provide diversification benefits. Most notably, valuation and sentiment factors behaved in direct contrast to each other, with valuation struggling and sentiment outperforming during the early-period drop-off, and valuation outperforming and sentiment lagging during the late-period rally. Unfortunately for the Fund, the underperforming factor had a larger impact in both instances. Meanwhile, the effects of earnings quality and capital use were minimal.

Following the mid-March limited settlement, the Fund continued to lag its primary benchmark. Investments in the Healthcare, Financials, and Energy sectors diminished returns, while exposure in the Information Technology, Consumer Staples, and Utilities sectors provided a relative lift.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                        ENDING
                                       1 YEAR      5 YEAR    10 YEAR    VALUE(2)
                                      --------    -------   --------    --------
Institutional                          -36.73%     -5.24%    -4.58%     $ 6,254
--------------------------------------------------------------------------------
Class A Shares                         -39.89%     -6.43%    -5.30%     $ 5,801
--------------------------------------------------------------------------------
Class B Shares                         -40.51%     -6.58%    -5.56%     $ 5,645
--------------------------------------------------------------------------------
Class C Shares                         -37.34%     -6.18%    -5.54%     $ 5,655
--------------------------------------------------------------------------------
Russell 1000(R)
Index(1)                               -20.17%      0.32%    -0.72%     $ 9,306
--------------------------------------------------------------------------------
S&P 500 Index(1)                       -19.96%     -0.13%    -1.20%     $ 8,867
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT DIVIDENDS ON SHORT SALES, EXTRAORDINARY EXPENSES AND INTEREST EXPENSE AS WELL AS THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 2.07% (INSTITUTIONAL SHARES), 2.34% (CLASS A), 3.10% (CLASS B) AND 3.01% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Structured Large Cap Plus Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Exxon Mobil Corp ........................................................  3.11%
International Business Machines Corp ....................................  2.35%
JPMorgan Chase & Co .....................................................  1.85%
Pfizer, Inc .............................................................  1.83%
AT&T, Inc ...............................................................  1.78%
Microsoft Corp ..........................................................  1.71%
Intel Corp ..............................................................  1.41%
United Parcel Service, Inc., Class B ....................................  1.38%
Philip Morris International, Inc ........................................  1.36%
Chevron Corp ............................................................  1.32%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

              Structured Large Cap Plus
                (Institutional Shares)    Russell 1000(R) Index   S&P 500 Index
7/31/1999             $ 10,000                   $ 10,000           $ 10,000
                         9,682                      9,634              9,678
    12/99               11,018                     11,181             11,118
                        11,132                     11,670             11,371
                        10,801                     11,269             11,068
                        10,594                     11,349             10,961
    12/00                9,778                     10,311             10,104
                         8,614                      9,015              8,906
                         9,061                      9,584              9,427
                         7,776                      8,124              8,043
    12/01                8,525                      9,027              8,903
                         8,539                      9,094              8,928
                         7,394                      7,870              7,732
                         6,052                      6,539              6,396
    12/02                6,499                      7,072              6,935
                         6,271                      6,864              6,717
                         7,146                      7,945              7,751
                         7,303                      8,183              7,956
    12/03                8,195                      9,186              8,925
                         8,397                      9,361              9,076
                         8,476                      9,493              9,232
                         8,284                      9,321              9,059
    12/04                9,067                     10,234              9,896
                         9,037                     10,039              9,683
                         9,135                     10,245              9,816
                         9,376                     10,649             10,170
    12/05                9,583                     10,875             10,383
                        10,065                     11,364             10,820
                         9,883                     11,175             10,664
                        10,476                     11,740             11,268
    12/06               11,181                     12,557             12,023
                        11,300                     12,709             12,100
                        11,866                     13,458             12,859
                        11,699                     13,725             13,121
    12/07               11,440                     13,282             12,683
                        10,091                     12,022             11,485
                         9,859                     11,795             11,172
                         9,106                     10,692             10,237
    12/08                6,328                      8,288              7,991
                         5,116                      7,422              7,111
                         5,826                      8,646              8,244
7/31/2009                6,254                      9,306              8,867

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Index and the S&P 500 Index. The Russell 1000(R) Index measures the performance of 1,000 largest securities found in the Russell universe. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

      The Russell 1000(R) Index and the S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

EQUITY INDEX FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Equity Index Fund (Institutional) declined 19.89% on a net of fee basis, compared to its benchmark, the S&P 500 Index, which fell 19.96%.

The Fund generally seeks to duplicate the returns of the S&P 500 Index, but occasionally, a modest deviation may result from an assortment of technical factors. One area where an advantage may materialize is in the trading processes surrounding Index membership changes. The Fund may implement transactions earlier or later than the Index's official change date, which can generate slightly different returns. Such strategies vary based on the broader market environment and the makeup of the Index changes.

During the period, 40 Index changes occurred, including 16 due to merger and acquisition activity. Other changes resulted from distress in the Financials sector and from the relocation of corporate headquarters to foreign countries.

More broadly, equities endured excessive volatility during the period. The first half of the period saw a dramatic sell-off as financial industry woes and a global economic recession led to fear-driven selling. Commodity prices tumbled and the fixed income market all but shut down as investors flocked to the relative safety of U.S. Treasury securities. Hints of stabilization--in the financial system, credit markets, and economy--rekindled optimism in early March, however, and led to a broad rally through the end of the period. Commodity prices and fixed income markets also recovered as investors reacquired an appetite for risk.

Despite the late-period rally, all 10 economic sectors within the S&P 500 Index posted negative returns for the 12-month period. The Financials sector, which suffered extensively following the mid-September bankruptcy of Lehman Brothers Holdings, Inc. and again in early 2009 amid discussions about nationalizing banks, proved the biggest drag on Index performance. The Industrials sector, which slumped as the world economy slowed, and the Energy sector, which saw the price of oil fall more than $100 a barrel before recovering somewhat in 2009, further diminished returns.

Leading performers included the traditionally defensive Consumer Staples sector, as well as the cyclical Consumer Discretionary and Information Technology sectors. As economic fears eased in 2009, many investors moved into Consumer Discretionary and Information Technology stocks, which tend to outperform in the early stages of recoveries.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500 Index. The Advisor attempts to track the performance of the S&P 500 Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                        ENDING
                                       1 YEAR      5 YEAR    10 YEAR    VALUE(2)
                                      --------    -------   --------    --------
Institutional                          -19.89%     -0.26%    -1.43%     $ 8,663
--------------------------------------------------------------------------------
Class A Shares                         -24.05%     -1.51%    -2.17%     $ 8,027
--------------------------------------------------------------------------------
Class B Shares                         -24.57%     -1.63%    -2.41%     $ 7,836
--------------------------------------------------------------------------------
Class C Shares                         -20.69%     -1.25%    -2.41%     $ 7,839
--------------------------------------------------------------------------------
Select Shares                          -19.95%     -0.33%    -1.50%     $ 8,596
--------------------------------------------------------------------------------
Preferred Shares                       -20.04%     -0.42%    -1.58%     $ 8,530
--------------------------------------------------------------------------------
Trust Shares                           -20.08%     -0.51%    -1.67%     $ 8,451
--------------------------------------------------------------------------------
S&P 500 Index(1)                       -19.96%     -0.13%    -1.20%     $ 8,867
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.62% (INSTITUTIONAL SHARES), 0.87% (CLASS A), 0.70% (SELECT SHARES), 0.77% (PREFERRED SHARES), 0.87% (TRUST SHARES) AND 1.62% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B and Class C is October 29, 2001. Prior to such date, quoted performance of Class B and Class C reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C. The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

Exxon Mobil Corp ........................................................  3.87%
Microsoft Corp ..........................................................  2.03%
Johnson & Johnson .......................................................  1.89%
Procter & Gamble Co. (The) ..............................................  1.82%
International Business Machines Corp ....................................  1.76%
AT&T, Inc ...............................................................  1.75%
JPMorgan Chase & Co .....................................................  1.70%
Apple, Inc ..............................................................  1.64%
General Electric Co .....................................................  1.60%
Chevron Corp ............................................................  1.57%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

EQUITY INDEX FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

              Equity Index (Institutional Shares)        S&P 500 Index
7/31/1999                  $ 10,000                         $ 10,000
                              9,663                            9,678
    12/99                    11,087                           11,118
                             11,333                           11,371
                             11,022                           11,068
                             10,911                           10,961
    12/00                    10,057                           10,104
                              8,856                            8,906
                              9,366                            9,427
                              7,985                            8,043
    12/01                     8,828                            8,903
                              8,843                            8,928
                              7,653                            7,732
                              6,327                            6,396
    12/02                     6,855                            6,935
                              6,636                            6,717
                              7,651                            7,751
                              7,844                            7,956
    12/03                     8,787                            8,925
                              8,930                            9,076
                              9,076                            9,232
                              8,902                            9,059
    12/04                     9,722                            9,896
                              9,508                            9,683
                              9,634                            9,816
                              9,977                           10,170
    12/05                    10,180                           10,383
                             10,607                           10,820
                             10,447                           10,664
                             11,036                           11,268
    12/06                    11,769                           12,023
                             11,840                           12,100
                             12,584                           12,859
                             12,831                           13,121
    12/07                    12,394                           12,683
                             11,215                           11,485
                             10,908                           11,172
                              9,992                           10,237
    12/08                     7,813                            7,991
                              6,955                            7,111
                              8,058                            8,244
7/31/2009                     8,663                            8,867

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the S&P 500 Index. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

      The S&P 500 Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third International Equity Fund (Institutional) declined 24.36% on a net of fee basis, underperforming its benchmark, the MSCI EAFE Index, which fell 22.60%.

International stocks experienced extreme volatility during the period, falling hard through the first portion and recovering sharply through the second half. Early on, financial market troubles bogged down many European markets, Asian economies contended with reduced export activity, and emerging markets sagged amid retreating commodity prices. Market sentiment generally turned in early 2009 as governments worldwide rolled out massive spending plans, demand for Asian exports improved, and commodity prices recovered.

This unprecedented volatility and macro-driven environment wreaked havoc on the traditional correlations between the Fund's four factor groups--valuation, earnings quality, sentiment, and capital use--which generally provide diversification benefits. Most notably, valuation and sentiment factors behaved in direct contrast to each other, with valuation struggling and sentiment outperforming during the early-period drop-off, and valuation outperforming and sentiment lagging during the late-period rally. Unfortunately for the Fund, the underperforming factor had a larger impact in both instances. Meanwhile, the effects of earnings quality and capital use was minimal.

Other sources of underperformance included a position in Japan's Industrials sector, which slumped dramatically in the period's first three months as export orders dried up and a stronger yen eroded profits. Exposure in the United Kingdom, especially an underweight position, relative to the benchmark, in the Materials sector, also hurt as the rebound in commodity prices aided many Materials companies.

Conversely, an overweight stake in Germany's Materials sector provided a relative lift, along with an underweight position in the country's beleaguered Financials sector. Investments in France's Industrials and Energy sectors further enhanced returns, as did Fund holdings in the Healthcare and Telecommunication Services sectors.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                        ENDING
                                        1 YEAR     5 YEAR    10 YEAR    VALUE(2)
                                       --------    ------    -------    --------
Institutional                           -24.36%     3.54%     1.26%     $ 11,337
--------------------------------------------------------------------------------
Class A Shares                          -28.38%     2.21%     0.52%     $ 10,537
--------------------------------------------------------------------------------
Class B Shares                          -27.96%     2.25%     0.33%     $ 10,335
--------------------------------------------------------------------------------
Class C Shares                          -25.18%     2.50%     0.25%     $ 10,257
--------------------------------------------------------------------------------
MSCI EAFE Index(1)                      -22.60%     4.80%     1.75%     $ 11,898
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT INTEREST EXPENSE AS WELL AS THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.34% (INSTITUTIONAL SHARES), 1.59% (CLASS
A) AND 2.34% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. Class B Shares were initially offered on October 11, 2000. The performance figures for Class B Shares for periods prior to such date represent the performance for Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

iShares MSCI EAFE Index Fund ............................................  2.50%
Telefonica SA ...........................................................  2.13%
Banco Santander SA ......................................................  2.06%
BP PLC. .................................................................  1.87%
Royal Dutch Shell PLC, Class A ..........................................  1.77%
AstraZeneca PLC .........................................................  1.66%
BHP Billiton, Ltd .......................................................  1.53%
BASF SE .................................................................  1.51%
ENI SpA .................................................................  1.47%
France Telecom SA .......................................................  1.45%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                 International Equity (Institutional Shares)    MSCI EAFE Index
7/31/1999                         $ 10,000                         $  10,000
                                    10,117                            10,141
    12/99                           11,912                            11,843
                                    11,630                            11,830
                                    11,238                            11,382
                                    10,496                            10,462
    12/00                           10,215                            10,165
                                     9,060                             8,772
                                     9,011                             8,680
                                     8,093                             7,465
    12/01                            8,386                             7,985
                                     8,516                             8,026
                                     8,406                             7,856
                                     6,897                             6,306
    12/02                            7,232                             6,712
                                     6,628                             6,161
                                     7,695                             7,348
                                     8,258                             7,946
    12/03                            9,638                             9,303
                                     9,791                             9,706
                                     9,934                             9,727
                                     9,791                             9,700
    12/04                           11,176                            11,186
                                    11,051                            11,168
                                    10,926                            11,055
                                    12,155                            12,202
    12/05                           12,737                            12,700
                                    13,898                            13,893
                                    13,779                            13,991
                                    14,234                            14,540
    12/06                           15,577                            16,045
                                    16,291                            16,699
                                    17,674                            17,769
                                    18,209                            18,156
    12/07                           17,878                            17,838
                                    16,470                            16,249
                                    15,662                            15,883
                                    12,245                            12,618
    12/08                            9,820                            10,100
                                     8,272                             8,692
                                    10,321                            10,903
7/31/2009                           11,337                            11,898

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

      The MSCI EAFE Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Strategic Income Fund (Institutional) gained 3.38% on a net of fee basis, lagging its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 7.85%.

Possibly the worst credit conditions since the Great Depression wreaked havoc upon preferred stocks during the period and accounted for much of the Fund's underperformance. In early September 2008, the federal government essentially took over mortgage agencies Fannie Mae and Freddie Mac and stopped paying dividends on each company's preferred stock shares. Less than two weeks later, Wall Street icon Lehman Brothers Holdings, Inc. declared bankruptcy and debates over the merits of nationalizing large banks followed. In turn, preferred stocks, of which 80% are issued by financial companies, plummeted.

Lingering concerns weighed on the financial markets into the first part of 2009, until massive amounts of government aid sparked a broad rebound through the final few months of the fiscal year. A sharp yield curve, featuring minimal short-term interest rates and healthier long-term yields, boosted results in the banking industry, which profits from such spreads. Yet the ensuing lift in preferred stocks proved too little, too late for the Fund.

The Fund's exposure to corporate bonds further limited gains as a spring rally failed to overcome the significant losses recorded during the first half of the period. Alternatively, exposure to Brazilian currency enhanced relative returns, as did bond positions in Real Estate Investment Trusts. As uncertainties flooded the commercial real estate market, these securities carried better risk-reward profiles--and yields--than common or preferred stocks in the same companies.

Over the course of the period, the Fund remained exposed to positions that benefited from low short-term interest rates. Yet as headwinds to the economic recovery remained, the Fund also booked profits in riskier investments that surged during the late-period bounce. A focus on safety took precedence, including a diversified approach to preferred stocks, high quality corporate bonds, and additional non-U.S. dollar investments.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                        ENDING
                                         1 YEAR    5 YEAR    10 YEAR    VALUE(2)
                                        -------   -------    -------    --------
Institutional                             3.38%     2.02%     4.97%     $ 16,239
--------------------------------------------------------------------------------
Class A Shares                           -2.10%     0.72%     4.12%     $ 14,980
--------------------------------------------------------------------------------
Class B Shares                           -2.51%     0.70%     4.00%     $ 14,803
--------------------------------------------------------------------------------
Class C Shares                            2.29%     1.01%     3.96%     $ 14,748
--------------------------------------------------------------------------------
Barclays Capital
U.S. Aggregate
Bond Index(1)                             7.85%     5.14%     6.19%     $ 18,237
--------------------------------------------------------------------------------
Barclays Capital
U.S. Intermediate
Credit Bond Index(1)                      7.77%     4.45%     6.04%     $ 17,984
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.40% (INSTITUTIONAL SHARES), 1.65% (CLASS A) AND 2.40% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

For the period prior to October 22, 2001, the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/ Maxus Income Fund Institutional Shares with an inception date of September 1, 1998. Class A, Class B and Class C Shares were initially offered on April 1, 2004, April 1, 2004 and October 29, 2001, respectively. The performance figures for Class A, Class B and Class C Shares for periods prior to such dates represent the performance for the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985 and is adjusted to reflect expenses and applicable sales charges for the respective share class.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

Preferred Stocks                                                          39.66%
Corporate Bonds                                                           20.69%
Foreign Bonds                                                              7.01%
Mortgage-Backed Securities                                                 6.25%
Investments in Affiliates                                                  5.35%
Common Stocks                                                              4.33%
U.S. Government Agencies                                                   4.08%
Convertible Preferred Stock                                                3.89%
Investment Companies                                                       3.85%
Asset-Backed Securities                                                    3.23%
U.S. Treasury Obligations                                                  1.15%
Convertible Bonds                                                          0.51%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                      Barclays Capital
               Strategic Income      U.S. Intermediate   Barclays Capital U.S.
            (Institutional Shares)   Credit Bond Index   Aggregate Bond Index
7/31/1999          $  10,000              $  10,000             $  10,000
                       9,768                 10,103                10,111
    12/99              9,295                 10,130                10,099
                       9,688                 10,256                10,321
                      10,267                 10,404                10,501
                      10,571                 10,738                10,818
    12/00             10,831                 11,089                11,273
                      11,421                 11,529                11,615
                      11,800                 11,646                11,680
                      11,999                 12,130                12,219
    12/01             12,254                 12,172                12,225
                      12,415                 12,151                12,236
                      12,758                 12,537                12,688
                      13,011                 13,063                13,269
    12/02             13,219                 13,406                13,478
                      13,482                 13,708                13,666
                      14,209                 14,259                14,008
                      14,117                 14,276                13,987
    12/03             14,584                 14,332                14,031
                      15,133                 14,737                14,404
                      14,428                 14,322                14,052
                      15,136                 14,804                14,502
    12/04             15,596                 14,917                14,640
                      15,250                 14,743                14,570
                      15,817                 15,150                15,008
                      15,840                 15,071                14,907
    12/05             15,898                 15,129                14,996
                      16,144                 15,050                14,899
                      16,036                 15,058                14,887
                      16,744                 15,611                15,454
    12/06             17,211                 15,809                15,646
                      17,475                 16,077                15,881
                      17,303                 16,012                15,798
                      17,325                 16,340                16,248
    12/07             16,646                 16,695                16,735
                      16,644                 16,911                17,098
                      16,274                 16,741                16,923
                      13,253                 15,804                16,841
    12/08             13,203                 16,234                17,612
                      12,459                 16,226                17,633
                      15,213                 17,457                17,947
7/31/2009             16,239                 17,984                18,237

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Barclays Capital U.S. Intermediate Credit Bond Index and the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index is generally representative of investment grade corporate bonds with maturities from one to ten years. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

      The Barclays Capital U.S. Intermediate Credit Bond Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The Ending Value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third LifeModel Aggressive Fund(SM) (Institutional) declined 22.95% on a net of fee basis, underperforming its benchmark, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which fell 18.03%.

Financial system turmoil and an economic slowdown weighed significantly on equity and fixed income markets for much of the period. Broad uncertainties prompted investors to reduce risk profiles early on--especially as challenges seemed to compound--which led to widespread declines in stocks and non-U.S. Treasury bonds. Government intervention and relatively better economic data restored some measure of confidence during the final five months of the period, which led to a renewal of risk appetites and a recovery in many stock and bond prices, most notably among low quality holdings.

For the 12-month period, large cap growth stocks modestly outperformed all other types of equities. Returns otherwise varied little between different size and style classifications, although domestic stocks generally outperformed equities from other industrialized nations around the world. In the fixed income markets, mortgage-backed securities benefited from a strong late-period rally, while Treasuries, which led all asset classes in 2008, lost ground through the first seven months of 2009.

Within the Fund a slightly overweight position relative to the benchmark targets in international stocks and an underweight stake in large cap growth equities diminished relative returns. Alternatively, an overweight position in fixed income investments provided a relative lift during the worst of the financial storm.

At period-end, the market psychology had seemingly shifted away from one of pure fear. A cautionary tone was still warranted, however, as investors going forward will likely require proof that corporate earnings are indeed recovering and the economy has truly turned to sustain further gains. Additionally, while deflation may be a near-term issue, the massive financial stimulus that rescued the markets from total collapse may very well have sowed the seeds of significant future inflation. As such, the Fifth Third Funds portfolio managers are weighing strategies to defend the Funds against such a risk.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                            INCEPTION                       SINCE       ENDING
                              DATE     1 YEAR    5 YEAR   INCEPTION     VALUE(2)
                            ---------  -------   ------   ---------    ---------
Institutional                 8/1/02   -22.95%    0.17%     3.77%      $ 12,960
--------------------------------------------------------------------------------
Class A Shares                8/1/02   -26.96%   -1.12%     2.73%      $ 12,075
--------------------------------------------------------------------------------
Class B Shares                8/1/02   -26.87%   -1.11%     2.72%      $ 12,068
--------------------------------------------------------------------------------
Class C Shares                8/1/02   -23.70%   -0.84%     2.72%      $ 12,068
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                               -21.94%   -1.26%     2.24%      $ 11,995
--------------------------------------------------------------------------------
Barclays Capital U.S.
Intermediate Government/
Credit Bond Index(1)                     6.52%    4.68%     4.79%      $ 13,831
--------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Style
Class Index Blend(1)                   -18.03%    2.27%     5.51%      $ 14,563
--------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Asset
Class Index Blend(1)                     7.47%    1.84%     1.49%      $ 11,093
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.56% (INSTITUTIONAL SHARES), 0.81% (CLASS A), 1.56% (CLASS B) AND 1.55% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

Fifth Third International Equity Fund                                     20.49%
Fifth Third Structured Large Cap Plus Fund                                13.82%
Fifth Third Disciplined Large Cap Value Fund                              12.52%
Fifth Third Quality Growth Fund                                           11.87%
Fifth Third All Cap Value Fund                                            10.47%
Fifth Third Mid Cap Growth Fund                                           10.19%
Fifth Third Total Return Bond Fund                                         6.92%
Fifth Third Small Cap Value Fund                                           5.16%
Fifth Third Small Cap Growth Fund                                          5.15%
Fifth Third Short Term Bond Fund                                           2.71%
Fifth Third High Yield Bond Fund                                            0.7%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                                           Barclays Capital U.S.   LifeModel Aggressive   LifeModel Aggressive
                                                               Intermediate           Target Neutral         Target Neutral
             LifeModel Aggressive                            Government/Credit         Asset Class            Style Class
            (Institutional Shares)   Wilshire 5000 Index        Bond Index             Index Blend            Index Blend
 8/1/2002            $ 10,000               $ 10,000              $ 10,000              $  10,000              $  10,000
                        9,070                  9,270                10,297                10,024                  9,145
    12/02               9,798                  9,949                10,471                10,049                  9,800
                        9,346                  9,601                10,629                10,061                  9,460
                       10,990                 11,140                10,918                10,103                 10,990
                       11,562                 11,507                10,916                10,106                 11,517
    12/03              13,136                 12,878                10,922                10,118                 12,944
                       13,455                 13,164                11,193                10,145                 13,374
                       13,491                 13,289                10,910                10,121                 13,489
                       13,062                 12,990                11,206                10,146                 13,341
    12/04              14,267                 14,251                11,255                10,160                 14,793
                       14,010                 13,877                11,157                10,149                 14,563
                       14,399                 14,138                11,434                10,176                 14,869
                       15,038                 14,647                11,374                10,175                 15,621
    12/05              15,344                 14,902                11,432                10,182                 15,981
                       16,372                 15,647                11,388                10,183                 16,984
                       15,981                 15,274                11,412                10,184                 16,737
                       16,488                 15,886                11,777                10,220                 17,384
    12/06              17,511                 16,951                11,899                10,237                 18,650
                       17,958                 17,116                12,088                10,255                 19,087
                       19,147                 18,081                12,070                10,259                 20,085
                       19,460                 18,265                12,417                10,289                 20,319
    12/07              19,124                 17,593                12,778                10,316                 19,781
                       17,389                 15,840                13,161                10,338                 18,146
                       17,067                 15,521                12,960                10,321                 17,975
                       15,074                 14,102                12,806                10,301                 16,124
    12/08              11,621                 10,800                13,426                10,329                 12,779
                       10,320                  9,592                13,420                10,319                 11,474
                       12,054                 11,141                13,643                10,352                 13,523
7/31/2009              12,960                 11,995                13,831                11,093                 14,563

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2009.

(3) The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (90%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(5) ..............................................    4.5%
Small Cap Value Index(6) ...............................................    4.5%
International Index(7) .................................................   18.0%
Mid Cap Growth Index(8) ................................................    9.0%
Mid Cap Value Index(9) .................................................    9.0%
Large Cap Growth Index(10) .............................................   15.5%
Large Cap Value Index(11) ..............................................   15.5%
Large Cap Core Index(12) ...............................................   14.0%
High Yield Bond Index(13) ..............................................    0.5%
Total Return Bond Index(14) ............................................    7.0%
Short Term Bond Index(15) ..............................................    2.5%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third LifeModel Moderately Aggressive Fund(SM) (Institutional) declined 17.50% on a net of fee basis, underperforming its benchmark, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which fell 12.42%.

Financial system turmoil and an economic slowdown weighed significantly on equity and fixed income markets for much of the period. Broad uncertainties prompted investors to reduce risk profiles early on--especially as challenges seemed to compound--which led to widespread declines in stocks and non-U.S. Treasury bonds. Government intervention and relatively better economic data restored some measure of confidence during the final five months of the period, which led to a renewal of risk appetites and a recovery in many stock and bond prices, most notably among low quality holdings.

For the 12-month period, large cap growth stocks modestly outperformed all other types of equities. Returns otherwise varied little between different size and style classifications, although domestic stocks generally outperformed equities from other industrialized nations around the world. In the fixed income markets, mortgage-backed securities benefited from a strong late-period rally, while Treasuries, which led all asset classes in 2008, lost ground through the first seven months of 2009.

Within the Fund, a slightly overweight position, relative to the benchmark targets, in international stocks and an underweight stake in large cap growth equities diminished relative returns. Alternatively, an overweight position in fixed income investments provided a relative lift during the worst of the financial storm.

At period-end, the market psychology had seemingly shifted away from one of pure fear. A cautionary tone was still warranted, however, as investors going forward will likely require proof that corporate earnings are indeed recovering and the economy has truly turned to sustain further gains. Additionally, while deflation may be a near-term issue, the massive financial stimulus that rescued the markets from total collapse may very well have sowed the seeds of significant future inflation. As such, the Fifth Third Funds portfolio managers are weighing strategies to defend the Funds against such a risk.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                             INCEPTION                        SINCE      ENDING
                               DATE       1 YEAR    5 YEAR   INCEPTION  VALUE(2)
                             ---------   -------   -------   ---------  --------
Institutional                  8/1/02    -17.50%     0.86%     4.35%    $ 13,474
--------------------------------------------------------------------------------
Class A Shares                 8/1/02    -21.87%    -0.44%     3.33%    $ 12,575
--------------------------------------------------------------------------------
Class B Shares                 8/1/02    -21.91%    -0.45%     3.32%    $ 12,567
--------------------------------------------------------------------------------
Class C Shares                 8/1/02    -18.28%    -0.13%     3.34%    $ 12,585
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                                 -21.94%    -1.26%     2.24%    $ 11,995
--------------------------------------------------------------------------------
Barclays Capital U.S.
Intermediate Government/
Credit Bond Index(1)                       6.52%     4.68%     4.79%    $ 13,831
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target Neutral
Style Class Index Blend(1)               -12.42%     3.07%     5.61%    $ 14,655
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target Neutral
Asset Class Index Blend(1)                 7.30%     2.48%     2.23%    $ 11,670
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.54% (INSTITUTIONAL SHARES), 0.79% (CLASS A) AND 1.54% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        22.06%
Fifth Third International Equity Fund                                     15.45%
Fifth Third Structured Large Cap Plus Fund                                10.46%
Fifth Third Disciplined Large Cap Value Fund                               9.39%
Fifth Third Quality Growth Fund                                            9.24%
Fifth Third Short Term Bond Fund                                           8.31%
Fifth Third Mid Cap Growth Fund                                            7.34%
Fifth Third All Cap Value Fund                                             7.26%
Fifth Third Small Cap Value Fund                                           3.92%
Fifth Third Small Cap Growth Fund                                          3.72%
Fifth Third High Yield Bond Fund                                           1.93%
Fifth Third Institutional Money Market Fund                                0.92%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                                           Barclays Capital U.S.   LifeModel Moderately   LifeModel Moderately
             LifeModel Moderately                              Intermediate          Aggressive Target     Aggressive Target
                  Aggressive                                 Government/Credit         Neutral Asset      Neutral Style Class
            (Institutional Shares)   Wilshire 5000 Index        Bond Index           Class Index Blend        Index Blend
 8/1/2002           $ 10,000               $ 10,000              $ 10,000                 $ 10,000               $ 10,000
                       9,700                  9,270                10,297                   10,092                  9,393
    12/02             10,290                  9,949                10,471                   10,149                  9,959
                      10,011                  9,601                10,629                   10,193                  9,724
                      11,406                 11,140                10,918                   10,287                 10,992
                      11,866                 11,507                10,916                   10,290                 11,407
    12/03             13,125                 12,878                10,922                   10,301                 12,514
                      13,421                 13,164                11,193                   10,379                 12,900
                      13,385                 13,289                10,910                   10,302                 12,927
                      13,117                 12,990                11,206                   10,383                 12,898
    12/04             14,086                 14,251                11,255                   10,404                 14,009
                      13,871                 13,877                11,157                   10,375                 13,827
                      14,234                 14,138                11,434                   10,454                 14,133
                      14,710                 14,647                11,374                   10,440                 14,676
    12/05             14,956                 14,902                11,432                   10,458                 14,961
                      15,757                 15,647                11,388                   10,450                 15,682
                      15,475                 15,274                11,412                   10,455                 15,510
                      15,981                 15,886                11,777                   10,558                 16,093
    12/06             16,827                 16,951                11,899                   10,596                 17,049
                      17,222                 17,116                12,088                   10,648                 17,419
                      18,120                 18,081                12,070                   10,648                 18,121
                      18,422                 18,265                12,417                   10,740                 18,392
    12/07             18,165                 17,593                12,778                   10,831                 18,121
                      16,857                 15,840                13,161                   10,921                 17,029
                      16,575                 15,521                12,960                   10,870                 16,889
                      14,927                 14,102                12,806                   10,825                 15,504
    12/08             12,131                 10,800                13,426                   10,964                 13,065
                      11,160                  9,592                13,420                   10,955                 12,047
                      12,678                 11,141                13,643                   11,022                 13,784
7/31/2009             13,474                 11,995                13,831                   11,670                 14,655

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2009.

(3) The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (70%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Moderately Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL
STYLE CLASS INDEX BLEND
Small Cap Growth Index(5) ..............................................    3.5%
Small Cap Value Index(6) ...............................................    3.5%
International Index(7) .................................................   14.0%
Mid Cap Growth Index(8) ................................................    7.0%
Mid Cap Value Index(9) .................................................    7.0%
Large Cap Growth Index(10) .............................................   12.0%
Large Cap Value Index(11) ..............................................   12.0%
Large Cap Core Index(12) ...............................................   11.0%
High Yield Bond Index(13) ..............................................    1.5%
Total Return Bond Index(14) ............................................   21.0%
Short Term Bond Index(15) ..............................................    7.5%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
MODERATE FUND(SM)
--------------------------------------------------------------------------------
For the 12-month period ended July 31, 2009, the Fifth Third LifeModel Moderate Fund(SM) (Institutional) declined 11.88% on a net of fee basis, underperforming its benchmark, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which fell 6.81%.

Financial system turmoil and an economic slowdown weighed significantly on equity and fixed income markets for much of the period. Broad uncertainties prompted investors to reduce risk profiles early on--especially as challenges seemed to compound--which led to widespread declines in stocks and non-U.S. Treasury bonds. Government intervention and relatively better economic data restored some measure of confidence during the final five months of the period, which led to a renewal of risk appetites and a recovery in many stock and bond prices, most notably among low quality holdings.

For the 12-month period, mortgage-backed securities, which benefited from a strong late-period rally, led the fixed income market. Meanwhile, Treasuries, which outperformed all asset classes in 2008, lost ground through the first seven months of 2009. Among stock holdings, large cap growth equities modestly outperformed all other types of equities. Returns otherwise varied little between different size and style classifications, although domestic stocks generally outperformed equities from other industrialized nations around the world.

Within the Fund, an overweight position, relative to the benchmark targets, in equities during 2008 diminished relative returns. Fortunately, 2009 is off to a more constructive pace and recent market conditions have allowed the Fund to enjoy better results, both in absolute terms and relative to the benchmark.

At period-end, the market psychology had seemingly shifted away from one of pure fear. A cautionary tone was still warranted, however, as investors going forward will likely require proof that corporate earnings are indeed recovering and the economy has truly turned to sustain further gains. Additionally, while deflation may be a near-term issue, the massive financial stimulus that rescued the markets from total collapse may very well have sowed the seeds of significant future inflation. As such, the Fifth Third Funds portfolio managers are weighing strategies to defend the Funds against such a risk.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                               INCEPTION                      SINCE      ENDING
                                 DATE      1 YEAR   5 YEAR  INCEPTION   VALUE(2)
                              ----------   -------  ------  ---------   --------
Institutional                   8/1/02     -11.88%   1.43%    3.74%     $ 12,929
--------------------------------------------------------------------------------
Class A Shares                  8/1/02     -16.48%   0.14%    2.72%     $ 12,070
--------------------------------------------------------------------------------
Class B Shares                  8/1/02     -16.69%   0.12%    2.72%     $ 12,066
--------------------------------------------------------------------------------
Class C Shares                  8/1/02     -12.77%   0.41%    2.71%     $ 12,060
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                                   -21.94%  -1.26%    2.24%     $ 11,995
--------------------------------------------------------------------------------
Barclays Capital U.S.
Intermediate Government/
Credit Bond Index(1)                         6.52%   4.68%    4.79%     $ 13,831
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Style
Class Index Blend(1)                        -6.81%   3.74%    5.58%     $14,630
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Asset
Class Index Blend(1)                         7.11%   3.11%    2.96%     $ 12,270
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.44% (INSTITUTIONAL SHARES), 0.69% (CLASS A) AND 1.44% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        37.43%
Fifth Third Short Term Bond Fund                                          14.22%
Fifth Third International Equity Fund                                     10.94%
Fifth Third Quality Growth Fund                                            6.54%
Fifth Third Structured Large Cap Plus Fund                                 6.35%
Fifth Third Disciplined Large Cap Value Fund                               6.34%
Fifth Third Mid Cap Growth Fund                                            5.06%
Fifth Third All Cap Value Fund                                             4.35%
Fifth Third High Yield Bond Fund                                           3.05%
Fifth Third Small Cap Value Fund                                            2.7%
Fifth Third Small Cap Growth Fund                                           2.4%
Fifth Third Institutional Money Market Fund                                0.62%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
MODERATE FUND(SM)
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                                            Barclays Capital U.S.
                                                               Intermediate          LifeModel Moderate     LifeModel Moderate
               LifeModel Moderate                            Government/Credit      Target Neutral Asset   Target Neutral Style
             (Institutional Shares)   Wilshire 5000 Index       Bond Index            Class Index Blend      Class Index Blend
 8/1/2002           $ 10,000               $ 10,000               $ 10,000                  $ 10,000              $ 10,000
                       9,594                  9,270                 10,297                    10,160                 9,643
    12/02             10,053                  9,949                 10,471                    10,250                10,110
                       9,894                  9,601                 10,629                    10,326                 9,983
                      10,944                 11,140                 10,918                    10,474                10,978
                      11,269                 11,507                 10,916                    10,476                11,280
    12/03             12,129                 12,878                 10,922                    10,486                12,075
                      12,449                 13,164                 11,193                    10,617                12,419
                      12,367                 13,289                 10,910                    10,484                12,365
                      12,220                 12,990                 11,206                    10,624                12,443
    12/04             12,892                 14,251                 11,255                    10,652                13,237
                      12,736                 13,877                 11,157                    10,604                13,098
                      13,045                 14,138                 11,434                    10,737                13,401
                      13,354                 14,647                 11,374                    10,711                13,754
    12/05             13,547                 14,902                 11,432                    10,740                13,969
                      14,078                 15,647                 11,388                    10,722                14,441
                      13,876                 15,274                 11,412                    10,732                14,334
                      14,334                 15,886                 11,777                    10,905                14,857
    12/06             14,948                 16,951                 11,899                    10,965                15,542
                      15,265                 17,116                 12,088                    11,053                15,852
                      15,845                 18,081                 12,070                    11,049                16,300
                      16,123                 18,265                 12,417                    11,208                16,597
    12/07             15,971                 17,593                 12,778                    11,369                16,546
                      15,117                 15,840                 13,161                    11,533                15,925
                      14,903                 15,521                 12,960                    11,445                15,805
                      13,669                 14,102                 12,806                    11,372                14,842
    12/08             11,698                 10,800                 13,426                    11,633                13,272
                      11,122                  9,592                 13,420                    11,625                12,555
                      12,312                 11,141                 13,643                    11,732                13,939
7/31/2009             12,929                 11,995                 13,831                    12,270                14,630

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2009.

(3) The LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (50%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Moderate Target Neutral Asset Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
MODERATE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL MODERATE TARGET NEUTRAL STYLE
CLASS INDEX BLEND

Small Cap Growth Index(5) ..............................................    2.5%
Small Cap Value Index(6) ...............................................    2.5%
International Index(7) .................................................   10.0%
Mid Cap Growth Index(8) ................................................    5.0%
Mid Cap Value Index(9) .................................................    5.0%
Large Cap Growth Index(10) .............................................    8.5%
Large Cap Value Index(11) ..............................................    8.5%
Large Cap Core Index(12) ...............................................    8.0%
High Yield Bond Index(13) ..............................................    2.5%
Total Return Bond Index(14) ............................................   35.0%
Short Term Bond Index(15) ..............................................   12.5%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third LifeModel Moderately Conservative Fund(SM) (Institutional) declined 9.12% on a net of fee basis, while its benchmark, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/ Credit Bond Index, which fell 4.01%.

Financial system turmoil and an economic slowdown weighed significantly on fixed income and equity markets for much of the period. Broad uncertainties prompted investors to reduce risk profiles early on--especially as challenges seemed to compound--which led to widespread declines in non-U.S. Treasury bonds and stocks. Government intervention and relatively better economic data restored some measure of confidence during the final five months of the period, which led to a renewal of risk appetites and a recovery in many bond and stock bond prices, most notably among low quality holdings.

For the 12-month period, mortgage-backed securities, which benefited from a strong late-period rally, led the fixed income market. Meanwhile, Treasuries, which outperformed all asset classes in 2008, lost ground through the first seven months of 2009. Among stock holdings, large cap growth equities modestly outperformed all other types of equities. Returns otherwise varied little between different size and style classifications, although domestic stocks generally outperformed equities from other industrialized nations around the world.

Within the Fund, an overweight position, relative to the benchmark targets, in equities in the fall of 2008 diminished relative returns. A modest representation in Treasury securities also contributed to the lagging results. Fortunately, recent market conditions have allowed the Fund to enjoy better results, both in absolute terms and relative to the benchmark.

At period-end the market psychology had seemingly shifted away from one of pure fear. A cautionary tone was still warranted, however, as investors going forward likely will require proof that corporate earnings are indeed recovering and the economy has truly turned to sustain further gains. Additionally, while deflation may be a near-term issue, the massive financial stimulus that rescued the markets from total collapse may very well have sowed the seeds of significant future inflation. As such, the Fifth Third Funds portfolio managers are weighing strategies to defend the Funds against such a risk.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                              INCEPTION                       SINCE     ENDING
                                DATE       1 YEAR   5 YEAR  INCEPTION   VALUE(2)
                              ---------   --------  ------  ---------   --------
Institutional                   8/1/02      -9.12%   1.65%    3.32%     $ 12,572
--------------------------------------------------------------------------------
Class A Shares                  8/1/02     -13.86%   0.34%    2.29%     $ 11,721
--------------------------------------------------------------------------------
Class B Shares                  8/1/02     -14.07%   0.33%    2.29%     $ 11,720
--------------------------------------------------------------------------------
Class C Shares                  8/1/02     -10.00%   0.64%    2.30%     $ 11,724
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                                   -21.94%  -1.26%    2.24%     $ 11,995
--------------------------------------------------------------------------------
Barclays Capital U.S.
Intermediate Government/
Credit Bond Index(1)                         6.52%   4.68%    4.79%     $ 13,831
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Style Class
Index Blend(1)                              -4.01%   4.04%    5.53%     $ 14,576
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Asset Class
Index Blend(1)                               7.01%   3.43%    3.33%     $ 12,579
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.59% (INSTITUTIONAL SHARES), 0.84% (CLASS A) AND 1.59% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        40.12%
Fifth Third Short Term Bond Fund                                          15.34%
Fifth Third International Equity Fund                                      8.45%
Fifth Third Structured Large Cap Plus Fund                                  6.7%
Fifth Third Mid Cap Growth Fund                                            5.06%
Fifth Third Quality Growth Fund                                            4.52%
Fifth Third All Cap Value Fund                                             4.35%
Fifth Third High Yield Bond Fund                                           4.22%
Fifth Third Disciplined Large Cap Value Fund                               4.21%
Fifth Third Small Cap Value Fund                                            2.8%
Fifth Third Small Cap Growth Fund                                          2.55%
Fifth Third Institutional Money Market Fund                                1.68%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                                            Barclays Capital U.S.   LifeModel Moderately   LifeModel Moderately
              LifeModel Moderately                               Intermediate           Conservative           Conservative
                  Conservative                                Government/Credit     Target Neutral Asset   Target Neutral Style
             (Institutional Shares)   Wilshire 5000 Index         Bond Index          Class Index Blend     Class Index Blend
 8/1/2002            $  10,000            $  10,000                $ 10,000               $  10,000               $ 10,000
                         9,517                9,270                  10,297                  10,194                  9,768
    12/02                9,958                9,949                  10,471                  10,301                 10,182
                         9,844                9,601                  10,629                  10,392                 10,110
                        10,726               11,140                  10,918                  10,568                 10,965
                        10,988               11,507                  10,916                  10,570                 11,210
    12/03               11,674               12,878                  10,922                  10,579                 11,853
                        11,925               13,164                  11,193                  10,737                 12,177
                        11,817               13,289                  10,910                  10,576                 12,085
                        11,751               12,990                  11,206                  10,746                 12,213
    12/04               12,291               14,251                  11,255                  10,778                 12,857
                        12,158               13,877                  11,157                  10,720                 12,737
                        12,437               14,138                  11,434                  10,880                 13,039
                        12,673               14,647                  11,374                  10,848                 13,304
    12/05               12,822               14,902                  11,432                  10,883                 13,487
                        13,217               15,647                  11,388                  10,860                 13,846
                        13,073               15,274                  11,412                  10,873                 13,767
                        13,507               15,886                  11,777                  11,082                 14,262
    12/06               14,009               16,951                  11,899                  11,154                 14,825
                        14,294               17,116                  12,088                  11,261                 15,108
                        14,725               18,081                  12,070                  11,254                 15,444
                        14,982               18,265                  12,417                  11,448                 15,750
    12/07               14,856               17,593                  12,778                  11,646                 15,793
                        14,207               15,840                  13,161                  11,851                 15,381
                        14,048               15,521                  12,960                  11,742                 15,269
                        13,020               14,102                  12,806                  11,655                 14,500
    12/08               11,361               10,800                  13,426                  11,982                 13,346
                        10,927                9,592                  13,420                  11,974                 12,784
                        12,000               11,141                  13,643                  12,101                 13,979
7/31/2009               12,572               11,995                  13,831                  12,579                 14,576

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2009.

(3) The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (40%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL
STYLE CLASS INDEX BLEND
Small Cap Growth Index(5) ..............................................    2.0%
Small Cap Value Index(6) ...............................................    2.0%
International Index(7) .................................................    8.0%
Mid Cap Growth Index(8) ................................................    4.0%
Mid Cap Value Index(9) .................................................    4.0%
Large Cap Growth Index(10) .............................................    7.0%
Large Cap Value Index(11) ..............................................    7.0%
Large Cap Core Index(12) ...............................................    6.0%
High Yield Bond Index(13) ..............................................    3.0%
Total Return Bond Index(14) ............................................   42.0%
Short Term Bond Index(15) ..............................................   15.0%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third LifeModel Conservative Fund(SM) (Institutional) declined 4.64% on a net of fee basis, underperforming its benchmark, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/ Credit Bond Index, which gained 1.55%.

Financial system turmoil and an economic slowdown weighed significantly on fixed income and equity markets for much of the period. Broad uncertainties prompted investors to reduce risk profiles early on--especially as challenges seemed to compound--which led to widespread declines in non-U.S. Treasury bonds and stocks. Government intervention and relatively better economic data restored some measure of confidence during the final five months of the period, which led to a renewal of risk appetites and a recovery in many bond and stock bond prices, most notably among low quality holdings.

For the 12-month period, mortgage-backed securities, which benefited from a strong late-period rally, led the fixed income market. Meanwhile, Treasuries, which outperformed all asset classes in 2008, lost ground through the first seven months of 2009. Among stock holdings, large cap growth equities modestly outperformed all other types of equities. Returns otherwise varied little between different size and style classifications, although domestic stocks generally outperformed equities from other industrialized nations around the world.

Within the Fund, a modestly overweight exposure, relative to the benchmark targets, to equities during 2008 diminished relative returns. Fortunately, 2009 is off to a more constructive pace and recent market conditions have allowed the Fund to enjoy better results, both in absolute terms and relative to the benchmark.

At period-end, the market psychology had seemingly shifted away from one of pure fear. A cautionary tone was still warranted, however, as investors going forward will likely require proof that corporate earnings are indeed recovering and the economy has truly turned to sustain further gains. Additionally, while deflation may be a near-term issue, the massive financial stimulus that rescued the markets from total collapse may very well have sowed the seeds of significant future inflation. As such, the Fifth Third Funds portfolio managers are weighing strategies to defend the Funds against such a risk.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                             INCEPTION                      SINCE       ENDING
                                DATE     1 YEAR   5 YEAR  INCEPTION    VALUE(2)
                             ---------  -------   ------  ---------    --------
Institutional                  8/1/02    -4.64%    1.77%     3.10%     $ 12,382
--------------------------------------------------------------------------------
Class A Shares                 8/1/02    -9.53%    0.50%     2.09%     $ 11,562
--------------------------------------------------------------------------------
Class B Shares                 8/1/02    -9.87%    0.46%     2.09%     $ 11,559
--------------------------------------------------------------------------------
Class C Shares                 8/1/02    -5.45%    0.78%     2.09%     $ 11,558
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                                -21.94%   -1.26%     2.24%     $ 11,995
--------------------------------------------------------------------------------
Barclays Capital U.S.
Intermediate Government/
Credit Bond Index(1)                      6.52%    4.68%     4.79%     $ 13,831
--------------------------------------------------------------------------------
LifeModel Conservative
Target Neutral Style
Class Index Blend(1)                      1.55%    4.54%     5.32%     $ 14,380
--------------------------------------------------------------------------------
LifeModel Conservative
Target Neutral Asset
Class Index Blend(1)                      6.78%    4.06%     4.06%     $ 13,215
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.65% (INSTITUTIONAL SHARES), 0.90% (CLASS A) AND 1.65% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        58.28%
Fifth Third Short Term Bond Fund                                          20.46%
Fifth Third High Yield Bond Fund                                           4.86%
Fifth Third International Equity Fund                                       3.8%
Fifth Third Structured Large Cap Plus Fund                                 3.03%
Fifth Third All Cap Value Fund                                              1.9%
Fifth Third Disciplined Large Cap Value Fund                                1.9%
Fifth Third Quality Growth Fund                                            1.86%
Fifth Third Mid Cap Growth Fund                                             1.8%
Fifth Third Small Cap Value Fund                                           1.02%
Fifth Third Small Cap Growth Fund                                          0.91%
Fifth Third Institutional Money Market Fund                                0.18%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                                            Barclays Capital U.S.
                                                                Intermediate        LifeModel Conservative   LifeModel Conservative
             LifeModel Conservative                           Government/Credit      Target Neutral Asset     Target Neutral Style
             (Institutional Shares)   Wilshire 5000 Index        Bond Index            Class Index Blend        Class Index Blend
 8/1/2002           $ 10,000               $ 10,000               $ 10,000                 $ 10,000                  $ 10,000
                       9,909                  9,270                 10,297                   10,262                    10,019
    12/02             10,233                  9,949                 10,471                   10,403                    10,320
                      10,245                  9,601                 10,629                   10,527                    10,362
                      10,840                 11,140                 10,918                   10,759                    10,928
                      10,996                 11,507                 10,916                   10,759                    11,058
    12/03             11,383                 12,878                 10,922                   10,767                    11,405
                      11,609                 13,164                 11,193                   10,981                    11,689
                      11,450                 13,289                 10,910                   10,760                    11,527
                      11,500                 12,990                 11,206                   10,992                    11,746
    12/04             11,819                 14,251                 11,255                   11,032                    12,108
                      11,714                 13,877                 11,157                   10,954                    12,024
                      11,979                 14,138                 11,434                   11,171                    12,320
                      12,086                 14,647                 11,374                   11,126                    12,420
    12/05             12,194                 14,902                 11,432                   11,172                    12,545
                      12,414                 15,647                 11,388                   11,139                    12,699
                      12,345                 15,274                 11,412                   11,157                    12,670
                      12,737                 15,886                 11,777                   11,442                    13,112
    12/06             13,074                 16,951                 11,899                   11,538                    13,457
                      13,305                 17,116                 12,088                   11,685                    13,690
                      13,528                 18,081                 12,070                   11,674                    13,830
                      13,756                 18,265                 12,417                   11,942                    14,148
    12/07             13,696                 17,593                 12,778                   12,219                    14,351
                      13,339                 15,840                 13,161                   12,510                    14,308
                      13,195                 15,521                 12,960                   12,357                    14,204
                      12,433                 14,102                 12,806                   12,238                    13,791
    12/08             11,318                 10,800                 13,426                   12,706                    13,433
                      11,185                  9,592                 13,420                   12,699                    13,182
                      11,972                 11,141                 13,643                   12,872                    13,975
7/31/2009             12,382                 11,995                 13,831                   13,215                    14,380

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2009.

(3) The LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (20%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Conservative Target Neutral Asset Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

FIFTH THIRD LIFEMODEL
CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE
CLASS INDEX BLEND
Small Cap Growth Index(5) ..............................................    1.0%
Small Cap Value Index(6) ...............................................    1.0%
International Index(7) .................................................    4.0%
Mid Cap Growth Index(8) ................................................    2.0%
Mid Cap Value Index(9) .................................................    2.0%
Large Cap Growth Index(10) .............................................    3.5%
Large Cap Value Index(11) ..............................................    3.5%
Large Cap Core Index(12) ...............................................    3.0%
High Yield Bond Index(13) ..............................................    4.0%
Total Return Bond Index(14) ............................................   56.0%
Short Term Bond Index(15) ..............................................   20.0%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

                       This page intentionally left blank.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third High Yield Bond Fund (Institutional) advanced 5.98% on a net of fee basis, outperforming its benchmark, the Merrill Lynch High Yield Master Index, which gained 3.80%.

Following a terrible 2008, in which fixed income investors generally preferred the perceived safety of U.S. Treasury issues, the high yield bond market staged an impressive rally through the first seven months of 2009. In a virtual reversal of last year's results, lower quality, high beta bonds, which suffered immensely in 2008, fueled the surge through the first part of 2009. Signs of improvement on the economic front bolstered bonds from cyclical groups and the automotive industry, while issues from banks and other financial service outfits benefited from the stabilization of the global financial markets.

Holding a high quality bias, the Fund generally avoided low quality issues and returns suffered from its overweight allocations, relative to the benchmark, in historically defensive sectors such as Utilities, Healthcare, and Energy. Yet the underperformance was more than offset by solid security selection within each sector, as well as effective investments in the cable television industry. Furthermore, the Fund's stakes in automotive finance companies, which carried relatively healthier balance sheets than the manufacturers, proved beneficial.

At period-end, the Fund maintained overweight positions in the Utilities, Energy, and Healthcare sectors, and underweight stakes in retailers, the gaming industry, and the Financials sector. While conditions have improved at many banks and thrifts, uncertainty prompted the extended caution.

To succeed, the high yield bond market requires reliable access to capital, which has begun to recover over the past six months. Looking ahead, however, follow-through on the economic recovery is essential to support additional gains, and consumers' scaled-back spending habits could undermine rising expectations. Regardless, the Fund continues to seek attractive long-term, risk-adjusted returns with lower volatility than the broader market by remaining focused on higher quality high yield bonds.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                    INCEPTION                SINCE       ENDING
                                      DATE        1 YEAR   INCEPTION    VALUE(2)
                                    ---------     -------  ---------    --------
Institutional                       11/29/05       5.98%      4.46%     $ 11,737
--------------------------------------------------------------------------------
Class A Shares                      11/29/05       0.63%      2.70%     $ 11,028
--------------------------------------------------------------------------------
Class B Shares                      11/29/05       0.12%      2.75%     $ 11,049
--------------------------------------------------------------------------------
Class C Shares                      11/29/05       4.93%      3.42%     $ 11,314
--------------------------------------------------------------------------------
Merrill Lynch High
Yield Master Index(1)                              3.80%      4.16%     $ 11,204
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 1.19% (INSTITUTIONAL SHARES), 1.38% (CLASS A), 2.20% (CLASS B) AND 2.19% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

Corporate Bonds                                                           85.21%
Foreign Bonds                                                             14.15%
Investments in Affiliates                                                  0.46%
Preferred Stocks                                                           0.18%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                High Yield Bond           Merrill Lynch High
             (Institutional Shares)      Yield Master Index
11/29/2005           $ 10,000                   $ 10,000
     12/05             10,002                     10,092
                       10,231                     10,380
      6/06             10,094                     10,396
                       10,420                     10,817
     12/06             10,817                     11,267
                       11,096                     11,569
      6/07             11,100                     11,605
                       11,209                     11,645
     12/07             11,165                     11,512
                       10,934                     11,169
      6/08             11,216                     10,968
                       10,465                      9,928
     12/08              8,496                      8,194
                        9,042                      8,625
      6/09             11,097                     10,570
 7/31/2009             11,737                     11,204

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Merrill Lynch High Yield Master Index, an unmanaged index which tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Total Return Bond Fund (Institutional) slipped 0.71% on a net of fee basis, underperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 7.85%.

In the midst of perhaps the worst economy since the Great Depression, the fixed income market essentially shut down during the first half of the period. A modest relief rally in January and February gave way to concerns over the potential nationalization of the banking system, which led to further setbacks in March and April. A collection of government relief plans soothed investors through the final three months of the fiscal year and helped provide much-needed liquidity to the market.

The Fund benefited greatly from the government's late-period efforts, but the gains fell just short of fully offsetting earlier losses in many structured holdings. For example, the Fund held an overweight stake, relative to the benchmark, in non-Government Agency mortgage-backed securities (MBS), which plummeted due to diminished trade volumes, tighter regulatory capital requirements, and a still-deteriorating real estate market. Late in the period, the government announced the Public-Private Investment Program, which helped restore a market for toxic assets, including some non-Government Agency MBS.

Similarly, the creation of the Term Asset-Backed Securities Loan Facility (TALF) midway through the fiscal year aided the commercial mortgage-backed securities
(CMBS) market and portions of the asset-backed securities (ABS) market. Both types of securities detracted from performance, although when TALF revived the market for such securities, the Fund exited fundamentally weak CMBS and ABS holdings at beneficial prices.

Positive contributions to returns came from an underweight position in corporate bonds, which underperformed the benchmark, and investments in Brazilian and Australian currencies, as well as select Brazilian bonds.

At period-end, the Fund's focus was on Agency MBS, which benefited from the government's explicit backing; mature CMBS, which were originated and underwritten based on tighter lending standards; and high quality corporate debentures. The Fund also maintained a shorter duration than the benchmark in anticipation of higher interest rates at some point in the future.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                         ENDING
                                        1 YEAR     5 YEAR    10 YEAR    VALUE(2)
                                        ------     ------    -------    --------
Institutional                           -0.71%      1.54%      3.93%    $ 14,698
--------------------------------------------------------------------------------
Class A Shares                          -5.66%      0.31%      3.17%    $ 13,664
--------------------------------------------------------------------------------
Class B Shares                          -6.27%      0.22%      2.90%    $ 13,307
--------------------------------------------------------------------------------
Class C Shares                          -1.71%      0.54%      2.89%    $ 13,299
--------------------------------------------------------------------------------
Barclays Capital
U.S. Aggregate
Bond Index(1)                            7.85%      5.14%      6.19%    $ 18,237
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.84% (INSTITUTIONAL SHARES), 1.09 % (CLASS A) AND 1.84% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001,the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflects the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001.The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

U.S. Government Agencies                                                  41.89%
Mortgage-Backed Securities                                                26.96%
Corporate Bonds                                                           16.94%
Asset-Backed Securities                                                    6.33%
Foreign Bonds                                                              2.72%
Investments in Affiliates                                                  2.47%
U.S. Treasury Obligations                                                  1.28%
Preferred Stocks                                                           1.21%
Demand Notes                                                                0.2%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

               Total Return Bond              Barclays Capital U.S.
             (Institutional Shares)           Aggregate Bond Index
7/31/1999           $ 10,000                         $  10,000
                      10,054                            10,111
    12/99              9,979                            10,099
                      10,284                            10,321
                      10,343                            10,501
                      10,675                            10,818
    12/00             11,168                            11,273
                      11,540                            11,615
                      11,557                            11,680
                      12,163                            12,219
    12/01             11,977                            12,225
                      11,855                            12,236
                      12,359                            12,688
                      12,944                            13,269
    12/02             13,106                            13,478
                      13,277                            13,666
                      13,541                            14,008
                      13,499                            13,987
    12/03             13,525                            14,031
                      13,850                            14,404
                      13,494                            14,052
                      13,899                            14,502
    12/04             14,023                            14,640
                      13,982                            14,570
                      14,368                            15,008
                      14,253                            14,907
    12/05             14,319                            14,996
                      14,233                            14,899
                      14,198                            14,887
                      14,722                            15,454
    12/06             14,885                            15,646
                      15,102                            15,881
                      14,989                            15,798
                      15,254                            16,248
    12/07             15,542                            16,735
                      15,413                            17,098
                      15,142                            16,923
                      14,365                            16,841
    12/08             13,614                            17,612
                      13,681                            17,633
                      14,291                            17,947
7/31/2009             14,698                            18,237

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

      The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2009.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

SHORT TERM BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2009, the Fifth Third Short Term Bond Fund (Institutional) advanced 4.30% on a net of fee basis, compared to its benchmarks, the Merrill Lynch 1-3 Year Government/Corporate Bond Index which gained 4.74%.

The fiscal year was essentially split into two periods. From August 2008 through January 2009, investors surveyed the staggered credit markets and weakening economy and flocked to the perceived safety of U.S. Treasury securities. Demand for such issues ran so high that yields on short-term Treasuries briefly turned negative. Conversely, prices on residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) plummeted. Meanwhile, the Federal Reserve lowered the Federal Funds target rate from 2.00% to a range between 0.00% and 0.25%.

In January, the tide turned as Treasury prices started falling. By March, the government added a significant amount of support to the structured bond market via an assortment of relief programs. In turn, many RMBS, CMBS, and ABS soared through the end of July.

The Fund's holdings benefited from the government's efforts, but the gains fell short of fully offsetting earlier losses in many structured holdings. For example, the creation of the Term Asset-Backed Securities Loan Facility midway through the fiscal year aided the CMBS market and portions of the ABS market. Although both types of securities ultimately detracted from performance, the Fund's exposure in both areas was further bolstered by solid underlying fundamentals.

Among corporate bonds, the Fund's underweight position, relative to the benchmark, in lower quality BBB-rate securities also hampered performance as the high yield market took off during 2009. Seeing some value in the corporate space, however, the Fund selectively added to its investments in the banking industry and acquired some new issues, which generally performed better than bonds in the secondary market.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2009
--------------------------------------------------------------------------------

                                                                         ENDING
                                         1 YEAR    5 YEAR    10 YEAR    VALUE(2)
                                         ------    ------    -------    --------
Institutional                             4.30%     3.43%     4.13%     $ 14,992
--------------------------------------------------------------------------------
Class A Shares                            0.26%     2.43%     3.55%     $ 14,176
--------------------------------------------------------------------------------
Class C Shares                            3.21%     2.40%     3.09%     $ 13,562
--------------------------------------------------------------------------------
Merrill Lynch 1-3
Year Government/
Corporate
Bond Index(1)                             4.74%     4.15%     4.82%     $ 16,015
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/09, THE GROSS EXPENSE RATIOS ARE 0.78% (INSTITUTIONAL SHARES), 1.03% (CLASS A) AND 1.78% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1.0% WITHIN THE FIRST YEAR.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001,the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Short Term Bond Fund Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

FUND HOLDINGS AS OF JULY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS+

                                   [BAR CHART]

U.S. Government Agencies                                                  41.34%
Corporate Bonds                                                           22.51%
Mortgage-Backed Securities                                                18.35%
Asset-Backed Securities                                                   10.88%
Investments in Affiliates                                                  3.46%
Foreign Bonds                                                              2.11%
U.S. Treasury Obligations                                                  1.23%
Municipal Bonds                                                            0.12%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

SHORT TERM BOND FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                 Short Term Bond                  Merrill Lynch 1-3 Year
             (Institutional Shares)           Government/Corporate Bond Index
7/31/1999           $  10,000                             $  10,000
                       10,088                               10,094
    12/99              10,135                               10,164
                       10,251                               10,290
                       10,420                               10,463
                       10,670                               10,699
    12/00              10,958                               10,984
                       11,268                               11,303
                       11,393                               11,449
                       11,756                               11,847
    12/01              11,823                               11,940
                       11,771                               11,942
                       12,015                               12,230
                       12,261                               12,519
    12/02              12,395                               12,668
                       12,499                               12,778
                       12,595                               12,919
                       12,647                               12,982
    12/03              12,646                               13,016
                       12,758                               13,161
                       12,621                               13,013
                       12,730                               13,161
    12/04              12,740                               13,173
                       12,707                               13,137
                       12,854                               13,298
                       12,874                               13,315
    12/05              12,951                               13,404
                       13,009                               13,468
                       13,090                               13,557
                       13,344                               13,833
    12/06              13,479                               13,974
                       13,670                               14,176
                       13,757                               14,278
                       13,994                               14,619
    12/07              14,231                               14,934
                       14,376                               15,331
                       14,413                               15,247
                       14,306                               15,275
    12/08              14,016                               15,635
                       14,255                               15,697
                       14,818                               15,945
7/31/2009              14,992                               16,015

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Merrill Lynch 1-3 Year Government/Corporate Bond Index. The Merrill Lynch 1-3 Year
      Government/Corporate Bond Index is composed of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

      The Merrill Lynch 1-3 Year Government/Corporate Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2009.

                       This page intentionally left blank.

                                                                SMALL CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS (94.0%)
AEROSPACE & DEFENSE (2.8%)
Axsys Technologies, Inc. *                                12,900   $    692,343
HEICO Corp.                                               19,000        701,670
                                                                   ------------
                                                                      1,394,013
                                                                   ------------
BIOTECHNOLOGY (1.5%)
United Therapeutics Corp. *                                8,275        766,430
                                                                   ------------
CAPITAL MARKETS (4.0%)
Ares Capital Corp.                                        92,000        830,760
BGC Partners, Inc., Class A                              100,703        460,213
Stifel Financial Corp. *                                  15,000        748,950
                                                                   ------------
                                                                      2,039,923
                                                                   ------------
CHEMICALS (1.0%)
Innophos Holdings, Inc.                                   27,114        509,201
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Geo Group, Inc. (The) *                                   36,612        658,284
                                                                   ------------
COMMUNICATIONS EQUIPMENT (6.4%)
Ciena Corp. *                                             61,450        685,782
Harmonic, Inc. *                                          92,228        639,140
Neutral Tandem, Inc. *                                    23,950        742,450
Nice Systems, Ltd. ADR *                                  13,783        377,379
Polycom, Inc. *                                           17,647        419,116
Riverbed Technology, Inc. *                               19,800        396,198
                                                                   ------------
                                                                      3,260,065
                                                                   ------------
CONSUMER FINANCE (3.3%)
Cardronics, Inc. *                                       240,000      1,010,400
Cash America International, Inc.                          24,118        644,674
                                                                   ------------
                                                                      1,655,074
                                                                   ------------
CONTAINERS & PACKAGING (2.4%)
Rock-Tenn Co., Class A                                    27,100      1,218,416
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (1.6%)
American Public Education, Inc. *                         22,500        795,825
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
Cbeyond, Inc. *                                           26,000        364,520
TW Telecom, Inc. *                                        55,598        550,420
                                                                   ------------
                                                                        914,940
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (4.7%)
AZZ, Inc. *                                               20,350        788,562
Belden, Inc.                                              24,401        427,994
Polypore International, Inc. *                            93,850      1,159,048
                                                                   ------------
                                                                      2,375,604
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
IPG Photonics Corp. *                                     44,450        476,948
Plexus Corp. *                                            19,250        494,532
                                                                   ------------
                                                                        971,480
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
ENERGY EQUIPMENT & SERVICES (2.1%)
Core Laboratories NV                                       5,000   $   429,800
Willbros Group, Inc. *                                    46,100        635,719
                                                                   ------------
                                                                      1,065,519
                                                                   ------------
FOOD PRODUCTS (1.2%)
Flowers Foods, Inc.                                       26,450        625,014
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (3.7%)
Neogen Corp. *                                            25,800        751,812
NuVasive, Inc. *                                          26,444      1,094,517
                                                                   ------------
                                                                      1,846,329
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (10.0%)
Amedisys, Inc. *                                          18,600        831,606
Emergency Medical Services Corp.,
   Class A *                                              23,308        912,275
Genoptix, Inc. *                                          41,350      1,294,668
HMS Holdings Corp. *                                      14,194        545,050
Psychiatric Solutions, Inc. *                             31,594        853,670
Sun Healthcare Group, Inc. *                              65,485        637,169
                                                                   ------------
                                                                      5,074,438
                                                                   ------------
HEALTHCARE TECHNOLOGY (1.6%)
Phase Forward, Inc. *                                     56,105        796,691
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.7%)
Bally Technologies, Inc. *                                24,400        883,524
                                                                   ------------
INTERNET SOFTWARE & SERVICES (4.0%)
Art Technology Group, Inc. *                             171,700        650,743
DealerTrack Holdings, Inc. *                              37,000        733,710
Perficient, Inc. *                                        86,350        637,263
                                                                   ------------
                                                                      2,021,716
                                                                   ------------
IT SERVICES (3.6%)
ExlService Holdings, Inc. *                               33,000        428,340
Forrester Research, Inc. *                                28,490        643,019
Mantech International Corp.,
   Class A *                                              14,450        770,185
                                                                   ------------
                                                                      1,841,544
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (3.4%)
ICON PLC ADR *                                            44,970      1,056,795
Luminex Corp. *                                           36,550        645,839
                                                                   ------------
                                                                      1,702,634
                                                                   ------------
MACHINERY (0.6%)
Titan Machinery, Inc. *                                   22,500        279,675
                                                                   ------------
MEDIA (2.8%)
Dolan Media Co. *                                         57,323        781,312
RRSat Global Communications
   Network, Ltd.                                          58,300        660,539
                                                                   ------------
                                                                      1,441,851
                                                                   ------------

                                   Continued

SMALL CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
NETWORKING PRODUCTS (0.1%)
LogMeln, Inc. *                                            3,418   $     66,685
                                                                   ------------
PROFESSIONAL SERVICES (1.6%)
CoStar Group, Inc. *                                      21,700        797,041
                                                                   ------------
SEMICONDUCTORS &
   SEMICONDUCTOR EQUIPMENT (7.6%)
Advanced Energy Industries, Inc. *                        42,850        515,486
MKS Instruments, Inc. *                                   32,260        624,876
Rudolph Technologies, Inc. *                              74,300        607,031
Tessera Technologies, Inc. *                              18,000        505,620
Varian Semiconductor Equipment
Associates, Inc. *                                        29,800        954,792
Volterra Semiconductor Corp. *                            37,000        613,830
                                                                   ------------
                                                                      3,821,635
                                                                   ------------
SOFTWARE (6.5%)
Cadence Design Systems, Inc. *                           118,550        699,445
EPIQ Systems, Inc. *                                      32,550        522,428
Informatica Corp. *                                       43,000        790,770
JDA Software Group, Inc. *                                37,500        772,875
PROS Holdings, Inc. *                                     44,213        347,514
SolarWinds, Inc. *                                         8,000        160,000
                                                                   ------------
                                                                      3,293,032
                                                                   ------------
SPECIALTY RETAIL (1.5%)
Monro Muffler, Inc.                                       28,700        763,133
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (6.4%)
Deckers Outdoor Corp. *                                   10,752        726,943
Iconix Brand Group, Inc. *                                62,502      1,095,035
True Religion Apparel, Inc. *                             32,550        727,818
Warnaco Group, Inc. (The) *                               19,670        714,611
                                                                   ------------
                                                                      3,264,407
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.8%)
DXP Enterprises, Inc. *                                   40,650        412,191
                                                                   ------------

TRANSPORTATION (2.1%)
Aegean Marine Petroleum Network,
   Inc.                                                   62,350      1,059,950
                                                                   ------------
TOTAL COMMON STOCKS                                                  47,616,264
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (6.8%)
Fifth Third Institutional Money
   Market Fund(a)                                      3,453,073   $  3,453,073
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       3,453,073
                                                                   ------------
TOTAL INVESTMENTS (COST $49,988,058) - 100.8%                        51,069,337
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%                         (382,897)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 50,686,440
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

At July 31, 2009, Small Cap Growth's investments were in the following countries:

COUNTRY
-------------------------------------------------------------------------------
Greece                                                                      2.1%
Ireland                                                                     2.1%
Israel                                                                      2.0%
Netherlands                                                                 0.8%
United States                                                              93.0%
                                                                       --------
TOTAL                                                                     100.0%
                                                                       ========

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  MID CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS (99.5%)
AEROSPACE & DEFENSE (2.6%)
BE Aerospace, Inc. *                                      71,650   $  1,157,864
Precision Castparts Corp.                                 17,200      1,372,732
                                                                   ------------
                                                                      2,530,596
                                                                   ------------
BIOTECHNOLOGY (1.1%)
United Therapeutics Corp. *                               11,500      1,065,130
                                                                   ------------
CAPITAL MARKETS (3.4%)
T Rowe Price Group, Inc.                                  27,900      1,303,209
Waddell & Reed Financial, Inc.,
   Class A                                                68,750      1,950,437
                                                                   ------------
                                                                      3,253,646
                                                                   ------------
CHEMICALS (2.9%)
CF Industries Holdings, Inc.                              15,900      1,255,146
FMC Corp.                                                 30,550      1,485,952
                                                                   ------------
                                                                      2,741,098
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (3.0%)
Corrections Corp. of America *                            92,300      1,593,098
Stericycle, Inc. *                                        26,100      1,336,320
                                                                   ------------
                                                                      2,929,418
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.0%)
Ciena Corp. *                                             61,000        680,760
CommScope, Inc. *                                         38,200        977,920
Juniper Networks, Inc. *                                  48,370      1,263,908
                                                                   ------------
                                                                      2,922,588
                                                                   ------------
COMPUTERS & PERIPHERALS (2.7%)
NetApp, Inc. *                                            52,850      1,187,011
Seagate Technology                                       119,000      1,432,760
                                                                   ------------
                                                                      2,619,771
                                                                   ------------
CONSTRUCTION & ENGINEERING (1.3%)
URS Corp. *                                               23,900      1,209,340
                                                                   ------------
CONTAINERS & PACKAGING (1.4%)
Owens-Illinois, Inc. *                                    41,400      1,405,116
                                                                   ------------
DISTRIBUTORS (1.9%)
LKQ Corp. *                                              103,150      1,850,511
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (2.3%)
Apollo Group, Inc., Class A *                             31,850      2,198,924
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
IntercontinentalExchange, Inc. *                          11,800      1,109,908
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES (0.5%)
TW Telecom, Inc. *                                        50,000        495,000
                                                                   ------------
ELECTRIC UTILITIES (1.3%)
PPL Corp.                                                 38,200      1,290,778
                                                                   ------------

                                   Continued

                                                        SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
ELECTRICAL COMPONENTS & EQUIPMENT (1.0%)
General Cable Corp. *                                     25,450   $    986,696
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Mettler-Toledo International, Inc. *                      16,600      1,395,396
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (4.9%)
Core Laboratories NV                                      11,150        958,454
Noble Corp.                                               54,100      1,831,826
Oceaneering International, Inc. *                         38,200      1,945,144
                                                                   ------------
                                                                      4,735,424
                                                                   ------------
FOOD PRODUCTS (1.2%)
HJ Heinz Co.                                              30,250      1,163,415
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.1%)
CR Bard, Inc.                                             14,350      1,055,730
DENTSPLY International, Inc.                              57,950      1,932,632
Gen-Probe, Inc. *                                         26,100        968,832
                                                                   ------------
                                                                      3,957,194
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.6%)
Express Scripts, Inc. *                                   21,650      1,516,366
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.7%)
Burger King Holdings, Inc.                                93,900      1,598,178
                                                                   ------------
HOUSEHOLD DURABLES (1.5%)
Snap-On, Inc.                                             39,450      1,405,604
                                                                   ------------
HOUSEHOLD PRODUCTS (1.6%)
Church & Dwight Co., Inc.                                 26,750      1,577,715
                                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS (1.6%)
NRG Energy, Inc. *                                        57,300      1,559,133
                                                                   ------------
INDUSTRIAL CONGLOMERATES (1.9%)
McDermott International, Inc. *                           92,300      1,803,542
                                                                   ------------
INSURANCE (1.3%)
AON Corp.                                                 32,150      1,268,317
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.5%)
Equinix, Inc. *                                           17,500      1,430,275
                                                                   ------------
IT SERVICES (4.5%)
Cognizant Technology Solutions
   Corp., Class A *                                       66,850      1,978,091
Paychex, Inc.                                             46,500      1,232,250
SAIC, Inc. *                                              60,500      1,094,445
                                                                   ------------
                                                                      4,304,786
                                                                   ------------

                                   Continued

MID CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
LIFE SCIENCES TOOLS & SERVICES (4.0%)
Covance, Inc. *                                           25,491   $  1,405,829
PerkinElmer, Inc.                                         87,250      1,538,217
Pharmaceutical Product Development,
   Inc.                                                   41,700        866,109
                                                                   ------------
                                                                      3,810,155
                                                                   ------------
MACHINERY (2.8%)
ITT Corp.                                                 31,500      1,556,100
Joy Global, Inc.                                          29,600      1,100,528
                                                                   ------------
                                                                      2,656,628
                                                                   ------------
METALS & MINING (0.7%)
Cliffs Natural Resources, Inc.                            24,058        658,949
                                                                   ------------
MULTILINE RETAIL (1.3%)
Dollar Tree, Inc. *                                       26,750      1,233,710
                                                                   ------------
OIL & GAS (3.4%)
Range Resources Corp.                                     38,200      1,772,862
Ultra Petroleum Corp. *                                   32,800      1,447,136
                                                                   ------------
                                                                      3,219,998
                                                                   ------------
PERSONAL PRODUCTS (1.6%)
Herbalife, Ltd.                                           43,600      1,500,276
                                                                   ------------
PROFESSIONAL SERVICES (1.4%)
FTI Consulting, Inc. *                                    25,450      1,385,244
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (1.9%)
Digital Realty Trust, Inc.                                45,400      1,840,970
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (9.1%)
Broadcom Corp., Class A *                                 58,800      1,659,924
Lam Research Corp. *                                      48,000      1,442,880
Linear Technology Corp.                                   35,000        940,450
National Semiconductor Corp.                             114,600      1,725,876
Nvidia Corp. *                                           127,350      1,646,636
Varian Semiconductor Equipment
   Associates, Inc. *                                     42,650      1,366,506
                                                                   ------------
                                                                      8,782,272
                                                                   ------------
SOFTWARE (4.9%)
Citrix Systems, Inc. *                                    44,550      1,585,980
Intuit, Inc. *                                            62,900      1,868,130
Nuance Communications, Inc. *                             92,300      1,218,360
                                                                   ------------
                                                                      4,672,470
                                                                   ------------
SPECIALTY RETAIL (6.2%)
Aeropostale, Inc. *                                       40,500      1,474,200
GameStop Corp., Class A *                                 59,200      1,295,888
Guess?, Inc.                                              59,000      1,715,130
TJX Cos., Inc.                                            39,300      1,423,839
                                                                   ------------
                                                                      5,909,057
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
TEXTILES APPAREL & LUXURY GOODS (1.7%)
Warnaco Group, Inc. (The) *                               43,600   $  1,583,988
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
American Tower Corp., Class A *                           57,900      1,973,811
                                                                   ------------
TOTAL COMMON STOCKS                                                  95,551,393
                                                                   ------------
INVESTMENTS IN AFFILIATES (1.0%)
Fifth Third Institutional Money
   Market Fund(a)                                        918,618        918,618
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                         918,618
                                                                   ------------
TOTAL INVESTMENTS
   (COST $102,442,172) - 100.5%                                      96,470,011
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%                         (496,548)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 95,973,463
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  QUALITY GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS (97.4%)
AUTO COMPONENTS (1.2%)
Johnson Controls, Inc.                                   140,000   $  3,623,200
                                                                   ------------
BIOTECHNOLOGY (3.4%)
Amgen, Inc. *                                             90,000      5,607,900
Gilead Sciences, Inc. *                                  100,000      4,893,000
                                                                   ------------
                                                                     10,500,900
                                                                   ------------
CAPITAL MARKETS (2.0%)
BlackRock, Inc.                                           20,000      3,810,800
T Rowe Price Group, Inc.                                  50,000      2,335,500
                                                                   ------------
                                                                      6,146,300
                                                                   ------------
CHEMICALS (3.3%)
Monsanto Co.                                              65,000      5,460,000
Praxair, Inc.                                             60,000      4,690,800
                                                                   ------------
                                                                     10,150,800
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Stericycle, Inc. *                                        80,000      4,096,000
                                                                   ------------
COMMUNICATIONS EQUIPMENT (8.3%)
Cisco Systems, Inc. *                                    490,000     10,784,900
Juniper Networks, Inc. *                                 135,000      3,527,550
Qualcomm, Inc.                                           155,000      7,162,550
Research In Motion, Ltd. *                                50,000      3,800,000
                                                                   ------------
                                                                     25,275,000
                                                                   ------------
COMPUTERS & PERIPHERALS (10.8%)
Apple, Inc. *                                             49,000      8,006,110
EMC Corp. *                                              370,000      5,572,200
Hewlett-Packard Co.                                      200,000      8,660,000
International Business Machines
   Corp.                                                  93,000     10,967,490
                                                                   ------------
                                                                     33,205,800
                                                                   ------------
CONSTRUCTION & ENGINEERING (1.5%)
Fluor Corp.                                               85,000      4,488,000
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
JPMorgan Chase & Co.                                     105,000      4,058,250
                                                                   ------------
ELECTRIC UTILITIES (1.4%)
FPL Group, Inc.                                           75,000      4,250,250
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.9%)
Roper Industries, Inc.                                    60,000      2,869,200
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Nabors Industries, Ltd. *                                140,000      2,382,800
                                                                   ------------
FOOD & STAPLES RETAILING (2.4%)
Kroger Co. (The)                                         170,000      3,634,600
Walgreen Co.                                             120,000      3,726,000
                                                                   ------------
                                                                      7,360,600
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
FOOD PRODUCTS (4.1%)
General Mills, Inc.                                       65,000   $  3,829,150
HJ Heinz Co.                                              80,000      3,076,800
Kellogg Co.                                              120,000      5,700,000
                                                                   ------------
                                                                     12,605,950
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.1%)
Alcon, Inc.                                               23,000      2,934,800
Baxter International, Inc.                                95,000      5,355,150
St. Jude Medical, Inc. *                                 110,000      4,148,100
                                                                   ------------
                                                                     12,438,050
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.9%)
Express Scripts, Inc. *                                   40,000      2,801,600
UnitedHealth Group, Inc.                                 105,000      2,946,300
                                                                   ------------
                                                                      5,747,900
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (2.5%)
Burger King Holdings, Inc.                               160,000      2,723,200
McDonald's Corp.                                          90,000      4,955,400
                                                                   ------------
                                                                      7,678,600
                                                                   ------------
HOUSEHOLD PRODUCTS (2.8%)
Colgate-Palmolive Co.                                     71,054      5,147,152
Procter & Gamble Co. (The)                                60,000      3,330,600
                                                                   ------------
                                                                      8,477,752
                                                                   ------------
INTERNET & CATALOG RETAIL (1.1%)
Amazon.com, Inc. *                                        40,000      3,430,400
                                                                   ------------
INTERNET SOFTWARE & SERVICES (2.6%)
Google, Inc., Class A *                                   18,000      7,974,900
                                                                   ------------
IT SERVICES (0.9%)
Visa, Inc., Class A                                       40,000      2,618,400
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (2.0%)
Illumina, Inc. *                                         110,000      3,975,400
Thermo Fisher Scientific, Inc. *                          50,000      2,264,000
                                                                   ------------
                                                                      6,239,400
                                                                   ------------
MACHINERY (4.4%)
Danaher Corp.                                             75,000      4,593,000
Flowserve Corp.                                           52,000      4,200,040
Illinois Tool Works, Inc.                                115,000      4,663,250
                                                                   ------------
                                                                     13,456,290
                                                                   ------------
METALS & MINING (1.7%)
Freeport-McMoRan Copper &
   Gold, Inc.                                             84,000      5,065,200
                                                                   ------------
MULTILINE RETAIL (0.9%)
Kohl's Corp. *                                            60,000      2,913,000
                                                                   ------------
MULTI-UTILITIES (1.3%)
MDU Resources Group, Inc.                                200,000      4,026,000
                                                                   ------------

                                   Continued

QUALITY GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
OIL & GAS (5.1%)
Anadarko Petroleum Corp.                                  75,000   $  3,615,000
Chevron Corp.                                             40,000      2,778,800
Consol Energy, Inc.                                       65,000      2,309,450
Occidental Petroleum Corp.                                55,000      3,923,700
Southwestern Energy Co. *                                 70,000      2,900,100
                                                                   ------------
                                                                     15,527,050
                                                                   ------------
OIL COMPANY-EXPLORATION & PRODUCTION (1.0%)
PetroHawk Energy Corp. *                                 130,000      3,156,400
                                                                   ------------
PERSONAL PRODUCTS (1.3%)
Estee Lauder Cos., Inc. (The),
   Class A                                               110,000      4,008,400
                                                                   ------------
PHARMACEUTICALS (3.8%)
Abbott Laboratories                                       95,000      4,274,050
Johnson & Johnson                                        120,000      7,306,800
                                                                   ------------
                                                                     11,580,850
                                                                   ------------
ROAD & RAIL (1.5%)
Union Pacific Corp.                                       80,000      4,601,600
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (4.5%)
Broadcom Corp., Class A *                                165,000      4,657,950
Intel Corp.                                              470,000      9,047,500
                                                                   ------------
                                                                     13,705,450
                                                                   ------------
SOFTWARE (6.5%)
Microsoft Corp.                                          480,000     11,289,600
Oracle Corp.                                             390,000      8,630,700
                                                                   ------------
                                                                     19,920,300
                                                                   ------------
SPECIALTY RETAIL (2.1%)
Best Buy Co., Inc.                                        90,000      3,363,300
O'Reilly Automotive, Inc. *                               75,000      3,049,500
                                                                   ------------
                                                                      6,412,800
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.5%)
Nike, Inc., Class B                                       80,000      4,531,200
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (1.2%)
Fastenal Co.                                             105,000      3,734,850
                                                                   ------------
TOTAL COMMON STOCKS                                                 298,257,842
                                                                   ------------
                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
ASSET-BACKED SECURITIES (0.0%)
MANUFACTURED HOUSING ABS OTHER (0.0%)
Green Tree Financial Corp., Series
1995-4,
   Class M1, 7.60%, 6/15/25 (a)                    $     131,715        125,001
                                                                   ------------
OTHER ABS (0.0%)
Aerco, Ltd., Series 2A, Class A3,
   0.75%, 7/15/25 (a) (b) (d)                             74,907         29,963
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                           154,964
                                                                   ------------

                                   Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS (0.1%)
COMMERCIAL BANKS-CENTRAL U.S. (0.1%)
Bank One Capital III, 8.75%, 9/1/30                $     165,792   $    158,172
                                                                   ------------
TOTAL CORPORATE BONDS                                                   158,172
                                                                   ------------
MORTGAGE-BACKED SECURITIES (0.4%)
WL COLLATERAL CMO OTHER (0.3%)
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 3.64%,
   7/25/35 (a)                                           127,088         72,108
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.82%,
   2/25/35 (a)                                           239,814        228,434
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                               497,476        491,724
                                                                   ------------
                                                                        792,266
                                                                   ------------
WL COLLATERAL CMO SEQUENTIAL (0.1%)
Countrywide Alternative Loan Trust,
   Series 2005-74T1, Class A1, 6.00%,
   1/25/36                                               297,283        207,494
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                               130,543        106,964
                                                                   ------------
                                                                        314,458
                                                                   ------------
WL COLLATERAL SUPPORT (0.0%)
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 4.58%,
   11/25/35 (a)                                          116,022         37,792
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      1,144,516
                                                                   ------------
U.S. GOVERNMENT AGENCIES (0.3%)
FANNIE MAE (0.2%)
5.50%, 4/25/37                                           253,110        249,934
6.00%, 8/25/33 (a)                                       286,718        281,161
                                                                   ------------
                                                                        531,095
                                                                   ------------
FREDDIE MAC (0.1%)
5.50%, 3/15/35                                           222,635        231,959
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (0.0%)
0.51%, 4/16/46,  IO (a)(d)                             3,126,686         90,791
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES                                          853,845
                                                                   ------------

                                   Continued

QUALITY GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (1.8%)
Fifth Third Institutional Money
   Market Fund(c)                                      5,542,098   $  5,542,098
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       5,542,098
                                                                   ------------
TOTAL INVESTMENTS (COST
   $296,172,115) - 100.0%                                           306,111,437
LIABILITIES IN EXCESS OF OTHER
   ASSETS - (0.0)%                                                      (27,045)
                                                                   ------------
NET ASSETS - 100.0%                                                $306,084,392
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d)   Illiquid Securities.

The following abbreviations are used in the Schedule of Investments:
ABS - Asset-Backed Security
CMO - Collateralized Mortgage Obligation
IO  - Interest Only
WL  - Whole Loan

                  See notes to schedules of investments
                    and notes to financial statements.

                                                                 DIVIDEND GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                        SHARES        VALUE
                                                   -------------   ------------
COMMON STOCKS (94.6%)
AEROSPACE & DEFENSE (2.8%)
United Technologies Corp.                                  4,810   $    262,001
                                                                   ------------
AIR FREIGHT & LOGISTICS (1.7%)
CH Robinson Worldwide, Inc.                                1,360         74,161
United Parcel Service, Inc., Class B                       1,590         85,430
                                                                   ------------
                                                                        159,591
                                                                   ------------
BEVERAGES (3.3%)
Coca-Cola Co. (The)                                        4,330        215,807
Diageo PLC ADR                                             1,480         92,322
                                                                   ------------
                                                                        308,129
                                                                   ------------
CAPITAL MARKETS (5.9%)
BlackRock, Inc.                                              650        123,851
Invesco, Ltd.                                              6,740        133,115
Lazard, Ltd., Class A                                      2,100         77,679
Morgan Stanley                                             4,160        118,560
Northern Trust Corp.                                       1,570         93,902
                                                                   ------------
                                                                        547,107
                                                                   ------------
CHEMICALS (5.8%)
Air Products & Chemicals, Inc.                             2,310        172,326
Ecolab, Inc.                                               3,420        141,964
Monsanto Co.                                                 940         78,960
Praxair, Inc.                                              1,940        151,669
                                                                   ------------
                                                                        544,919
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.3%)
Cisco Systems, Inc. *                                      6,460        142,185
Qualcomm, Inc.                                             3,510        162,197
                                                                   ------------
                                                                        304,382
                                                                   ------------
COMPUTERS & PERIPHERALS (5.8%)
Apple, Inc. *                                              1,100        179,729
Hewlett-Packard Co.                                        2,590        112,147
International Business Machines
   Corp.                                                   2,120        250,012
                                                                   ------------
                                                                        541,888
                                                                   ------------
CONSTRUCTION & ENGINEERING (1.6%)
Fluor Corp.                                                2,870        151,536
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (5.2%)
CME Group, Inc.                                              370        103,167
JPMorgan Chase & Co.                                       9,880        381,862
                                                                   ------------
                                                                        485,029
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T, Inc.                                                 6,650        174,429
                                                                   ------------
ELECTRIC UTILITIES (1.0%)
FPL Group, Inc.                                            1,570         88,972
                                                                   ------------

                                    Continued

DIVIDEND GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
ENERGY EQUIPMENT & SERVICES (1.2%)
Schlumberger, Ltd.                                         2,120   $    113,420
                                                                   ------------
FOOD & STAPLES RETAILING (3.0%)
Walgreen Co.                                               2,870         89,114
Wal-Mart Stores, Inc.                                      3,880        193,534
                                                                   ------------
                                                                        282,648
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.1%)
UnitedHealth Group, Inc.                                   3,510         98,491
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.2%)
McDonald's Corp.                                           2,040        112,322
                                                                   ------------
HOUSEHOLD PRODUCTS (2.9%)
Kimberly-Clark Corp.                                       1,940        113,393
Procter & Gamble Co. (The)                                 2,870        159,314
                                                                   ------------
                                                                        272,707
                                                                   ------------
INTERNET & CATALOG RETAIL (0.8%)
Amazon.com, Inc. *                                           840         72,038
                                                                   ------------
INTERNET SOFTWARE & SERVICES (2.2%)
Google, Inc., Class A *                                      460        203,803
                                                                   ------------
IT SERVICES (0.9%)
Accenture, Ltd., Class A                                   2,390         83,817
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (1.0%)
Techne Corp.                                               1,480         94,454
                                                                   ------------
MACHINERY (1.4%)
Illinois Tool Works, Inc.                                  3,420        138,681
                                                                   ------------
METALS & MINING (0.5%)
Freeport-McMoRan Copper &
   Gold, Inc.                                                800         48,240
                                                                   ------------
MULTI-UTILITIES (2.2%)
Wisconsin Energy Corp.                                     4,810        206,686
                                                                   ------------
OIL & GAS (11.8%)
Apache Corp.                                               2,120        177,974
Chevron Corp.                                              2,590        179,927
Exxon Mobil Corp.                                          4,610        324,498
Marathon Oil Corp.                                         2,530         81,593
Occidental Petroleum Corp.                                 2,310        164,795
XTO Energy, Inc.                                           4,160        167,357
                                                                   ------------
                                                                      1,096,144
                                                                   ------------
PERSONAL PRODUCTS (1.5%)
Alberto-Culver Co.                                         5,450        139,629
                                                                   ------------

                                   Continued

                                                       SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS (7.4%)
Abbott Laboratories                                        3,040   $    136,770
Johnson & Johnson                                          4,530        275,832
Schering-Plough Corp.                                      3,420         90,664
Teva Pharmaceutical Industries,
   Ltd. ADR                                                3,510        187,223
                                                                   ------------
                                                                        690,489
                                                                   ------------
ROAD & RAIL (1.4%)
Canadian Pacific Railway, Ltd.                             2,950        131,245
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (3.0%)
Intel Corp.                                                6,740        129,745
Xilinx, Inc.                                               6,740        146,191
                                                                   ------------
                                                                        275,936
                                                                   ------------
SOFTWARE (4.5%)
Microsoft Corp.                                            9,790        230,261
Oracle Corp.                                               8,400        185,892
                                                                   ------------
                                                                        416,153
                                                                   ------------
SPECIALTY RETAIL (2.6%)
Abercrombie & Fitch Co., Class A                           1,900         54,321
Best Buy Co., Inc.                                         2,150         80,346
TJX Cos., Inc.                                             2,950        106,878
                                                                   ------------
                                                                        241,545
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (3.6%)
Nike, Inc., Class B                                        3,040        172,186
VF Corp.                                                   2,590        167,547
                                                                   ------------
                                                                        339,733
                                                                   ------------
TOBACCO (1.2%)
Philip Morris International, Inc.                          2,310        107,646
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.9%)
Fastenal Co.                                               2,350         83,589
                                                                   ------------
TOTAL COMMON STOCKS                                                   8,817,399
                                                                   ------------
EXCHANGE TRADED FUNDS (1.1%)
iShares S&P U.S. Preferred Stock
   Index Fund                                              2,870        102,172
                                                                   ------------
TOTAL EXCHANGE TRADED FUNDS                                             102,172
                                                                   ------------

                                   Continued

DIVIDEND GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (2.0%)
Fifth Third Institutional Money
   Market Fund (a)                                       188,258   $    188,259
TOTAL INVESTMENTS IN AFFILIATES                                         188,259
                                                                   ------------
TOTAL INVESTMENTS (COST
   $8,122,034) - 97.7%                                                9,107,830
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 2.3%                                                   216,104
                                                                   ------------
NET ASSETS - 100.0%                                                $  9,323,934
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

At July 31, 2009, Dividend Growth's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------------
Bermuda                                                                     1.8%
Canada                                                                      1.4%
Great Britain                                                               1.0%
Israel                                                                      2.1%
United States                                                              93.7%
                                                                       ---------
TOTAL                                                                     100.0%
                                                                       =========

                     See notes to schedules of investments
                       and notes to financial statements.

MICRO CAP VALUE
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS (92.7%)
AUTO COMPONENTS (0.0%)
Motorcar Parts of America, Inc. *                            740   $      3,197
                                                                   ------------
CAPITAL MARKETS (4.8%)
Gladstone Capital Corp.                                   27,261        273,155
MVC Capital, Inc.                                         27,086        249,462
Penson Worldwide, Inc. *                                  30,481        355,713
Sanders Morris Harris Group, Inc.                         45,409        264,735
SWS Group, Inc.                                           15,360        211,354
                                                                   ------------
                                                                      1,354,419
                                                                   ------------
CHEMICALS (1.2%)
Quaker Chemical Corp.                                     18,500        333,000
                                                                   ------------
COMMERCIAL BANKS (9.6%)
Boston Private Financial Holdings, Inc.                   37,300        170,834
Center Bancorp, Inc.                                      27,062        243,829
Center Financial Corp.                                    71,860        236,419
First Merchants Corp.                                     12,090         95,632
Independent Bank Corp.                                    15,582        332,364
MainSource Financial Group, Inc.                          19,378        130,026
Northrim BanCorp, Inc.                                    14,700        216,090
Pacific Continental Corp.                                 23,200        246,616
Renasant Corp.                                            16,390        244,047
Rurban Financial Corp.                                     8,876         63,641
Simmons First National Corp.,
   Class A                                                 9,013        270,210
South Financial Group, Inc. (The)                        107,600        173,236
Southcoast Financial Corp. *                              18,472         95,870
Washington Trust Bancorp, Inc.                            10,765        195,492
                                                                   ------------
                                                                      2,714,306
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (5.5%)
Barrett Business Services, Inc.                           22,174        221,296
CBIZ, Inc. *                                              34,055        222,720
Cornell Cos., Inc. *                                      13,700        234,681
ICT Group, Inc. *                                         29,267        302,035
Schawk, Inc.                                              22,203        160,750
Spherion Corp. *                                          73,200        402,600
                                                                   ------------
                                                                      1,544,082
                                                                   ------------
COMMUNICATIONS EQUIPMENT (2.3%)
Exfo Electro Optical Engineering, Inc. *                  62,600        195,938
Symmetricom, Inc. *                                       68,320        442,714
                                                                   ------------
                                                                        638,652
                                                                   ------------
COMPUTERS & PERIPHERALS (0.4%)
ActivIdentity Corp. *                                     43,055        108,499
                                                                   ------------
DISTRIBUTORS (1.5%)
Audiovox Corp., Class A *                                 54,108        426,912
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (1.1%)
Stewart Enterprises, Inc., Class A                        64,400        314,916
                                                                   ------------

                                   Continued

MICRO CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
DIVERSIFIED FINANCIAL SERVICES (0.8%)
NGP Capital Resources Co.                                 34,531   $    218,581
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Iowa Telecommunications Services,
   Inc.                                                   15,800        193,708
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.5%)
CTS Corp.                                                 28,738        242,261
MTS Systems Corp.                                          9,200        216,108
OSI Systems, Inc. *                                       15,572        308,481
PAR Technology Corp. *                                    44,085        243,349
TTM Technologies, Inc. *                                  31,474        310,649
Zygo Corp. *                                              38,342        242,322
                                                                   ------------
                                                                      1,563,170
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.4%)
ION Geophysical Corp. *                                   85,700        230,533
Mitcham Industries, Inc. *                                35,100        156,546
                                                                   ------------
                                                                        387,079
                                                                   ------------
FOOD & STAPLES RETAILING (1.2%)
Nash Finch Co.                                            11,120        341,384
                                                                   ------------
FOOD PRODUCTS (3.4%)
B&G Foods, Inc., Class A                                  30,933        258,291
Monterey Gourmet Foods, Inc. *                            65,776        100,637
Overhill Farms, Inc. *                                    88,328        505,236
Tasty Baking Co.                                          15,779        113,924
                                                                   ------------
                                                                        978,088
                                                                   ------------
GAS-DISTRIBUTION (1.1%)
Chesapeake Utilities Corp.                                 9,115        302,162
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (3.7%)
Angiodynamics, Inc. *                                     19,461        242,873
Greatbatch, Inc. *                                        11,350        250,154
Medical Action Industries, Inc. *                         33,783        421,950
National Dentex Corp. *                                   21,201        143,107
                                                                   ------------
                                                                      1,058,084
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (2.1%)
American Dental Partners, Inc. *                          17,714        231,876
Cross Country Healthcare, Inc. *                          22,390        186,957
Res-Care, Inc. *                                          10,420        162,760
                                                                   ------------
                                                                        581,593
                                                                   ------------
HEALTHCARE TECHNOLOGY (1.2%)
Omnicell, Inc. *                                          27,500        343,200
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (2.6%)
Benihana, Inc., Class A *                                 71,078        570,046
Frisch's Restaurants, Inc.                                 5,446        151,126
                                                                   ------------
                                                                        721,172
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
HOUSEHOLD PRODUCTS (0.7%)
Prestige Brands Holdings, Inc. *                          32,400   $    211,572
                                                                   ------------
INSURANCE (3.6%)
Amerisafe, Inc. *                                         13,341        221,861
Meadowbrook Insurance Group, Inc.                         57,082        451,518
SeaBright Insurance Holdings, Inc. *                      36,172        351,592
                                                                   ------------
                                                                      1,024,971
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.2%)
Perficient, Inc. *                                        45,400        335,052
                                                                   ------------
IT SERVICES (1.8%)
Ciber, Inc. *                                             62,987        208,487
Ness Technologies, Inc. *                                 55,084        293,047
                                                                   ------------
                                                                        501,534
                                                                   ------------
MACHINERY (1.0%)
Flanders Corp. *                                          44,874        286,745
                                                                   ------------
MARINE (0.8%)
StealthGas, Inc.                                          42,493        230,312
                                                                   ------------
MEDIA (0.6%)
Dolan Media Co. *                                         12,400        169,012
                                                                   ------------
OIL & GAS (2.5%)
Gulfport Energy Corp. *                                   56,900        396,593
Rosetta Resources, Inc. *                                 30,300        314,211
                                                                   ------------
                                                                        710,804
                                                                   ------------
PAPER & FOREST PRODUCTS (0.5%)
Glatfelter                                                14,600        151,110
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (3.2%)
Cedar Shopping Centers, Inc.                              52,900        280,899
Hersha Hospitality Trust                                  85,781        231,609
MHI Hospitality Corp.                                     28,720         34,464
Monmouth Real Estate Investment
   Corp., Class A                                         33,643        215,315
U-Store-It Trust                                          26,560        128,816
                                                                   ------------
                                                                        891,103
                                                                   ------------
ROAD & RAIL (4.4%)
Celadon Group, Inc. *                                     42,030        388,778
Marten Transport, Ltd. *                                  12,585        221,999
Saia, Inc. *                                              26,150        472,269
USA Truck, Inc. *                                         11,900        171,479
                                                                   ------------
                                                                      1,254,525
                                                                   ------------

                                   Continued

                                                                 MICRO CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
   SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT (8.1%)
Applied Micro Circuits Corp. *                            47,190   $    408,194
AXT, Inc. *                                              202,600        386,966
IXYS Corp.                                                24,048        185,891
Rudolph Technologies, Inc. *                              51,314        419,235
Semitool, Inc. *                                          81,097        480,094
Ultratech, Inc. *                                         16,544        197,039
White Electronic Designs Corp. *                          49,111        224,437
                                                                   ------------
                                                                      2,301,856
                                                                   ------------
SOFTWARE (2.2%)
American Software, Inc., Class A                          51,600        330,756
THQ, Inc. *                                               43,900        294,569
                                                                   ------------
                                                                        625,325
                                                                   ------------
SPECIALTY RETAIL (5.6%)
Charlotte Russe Holdings, Inc. *                          22,282        334,453
Group 1 Automotive, Inc.                                   7,800        229,788
Jo-Ann Stores, Inc. *                                     17,485        407,400
Stein Mart, Inc. *                                        55,764        615,077
                                                                   ------------
                                                                      1,586,718
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (2.1%)
Brown Shoe Co., Inc.                                      42,600        330,150
Skechers U.S.A., Inc., Class A *                          18,700        258,621
                                                                   ------------
                                                                        588,771
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (3.5%)
Berkshire Hills Bancorp, Inc.                             15,390        351,815
BofI Holding, Inc. *                                      36,050        254,153
United Western Bancorp, Inc.                              26,047        207,855
WSFS Financial Corp.                                       6,760        181,641
                                                                   ------------
                                                                        995,464
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.8%)
Aceto Corp.                                               31,422        220,897
                                                                   ------------
TOTAL COMMON STOCKS                                                  26,211,975
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (6.0%)
Fifth Third Institutional Money
   Market Fund (a)                                     1,698,188   $  1,698,188
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       1,698,188
                                                                   ------------
TOTAL INVESTMENTS (COST
   $28,107,360) - 98.7%                                              27,910,163
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%                            363,464
                                                                   ------------
NET ASSETS - 100.0%                                                $ 28,273,627
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                     See notes to schedules of investments
                       and notes to financial statements.

SMALL CAP VALUE
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS (95.9%)
AEROSPACE & DEFENSE (1.9%)
AAR Corp. *                                               66,310   $  1,268,510
                                                                   ------------
CAPITAL MARKETS (2.3%)
Gladstone Capital Corp.                                   68,588        687,252
SWS Group, Inc.                                           61,225        842,456
                                                                   ------------
                                                                      1,529,708
                                                                   ------------
CHEMICALS (3.2%)
Innophos Holdings, Inc.                                   54,175      1,017,407
Olin Corp.                                                82,584      1,138,833
                                                                   ------------
                                                                      2,156,240
                                                                   ------------
COAL (1.5%)
Massey Energy Co.                                         37,978      1,010,215
                                                                   ------------
COMMERCIAL BANKS (9.8%)
Community Bank System, Inc.                               65,788      1,192,736
Marshall & Ilsley Corp.                                  170,417      1,029,319
Old National Bancorp                                      97,149      1,097,784
Renasant Corp.                                            65,202        970,858
TCF Financial Corp.                                       78,959      1,116,480
UMB Financial Corp.                                       12,655        527,966
United Bankshares, Inc.                                   34,768        704,400
                                                                   ------------
                                                                      6,639,543
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Corrections Corp. of America *                            68,910      1,189,387
                                                                   ------------
COMMUNICATIONS EQUIPMENT (5.2%)
ADC Telecommunications, Inc. *                           126,958        924,254
Comtech Telecommunications Corp. *                        36,383      1,159,526
Harmonic, Inc. *                                         203,275      1,408,696
                                                                   ------------
                                                                      3,492,476
                                                                   ------------
CONSTRUCTION & ENGINEERING (2.0%)
Insituform Technologies, Inc.,
   Class A *                                              73,950      1,360,680
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (1.4%)
Stewart Enterprises, Inc., Class A                       190,553        931,804
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES (1.5%)
Iowa Telecommunications Services, Inc.                    84,435      1,035,173
                                                                   ------------
ELECTRIC UTILITIES (3.2%)
Cleco Corp.                                               48,137      1,140,366
Westar Energy, Inc.                                       50,587        995,046
                                                                   ------------
                                                                      2,135,412
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (2.1%)
EnerSys *                                                 72,484      1,434,458
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
ELECTRIC-INTEGRATED (1.4%)
Pike Electric Corp. *                                     87,800   $    924,534
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
CTS Corp.                                                107,063        902,541
MTS Systems Corp.                                         43,948      1,032,339
                                                                   ------------
                                                                      1,934,880
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Oil States International, Inc. *                          30,119        816,827
                                                                   ------------
FOOD & STAPLES RETAILING (2.7%)
Casey's General Stores, Inc.                              32,020        878,309
Nash Finch Co.                                            31,700        973,190
                                                                   ------------
                                                                      1,851,499
                                                                   ------------
FOOD PRODUCTS (3.2%)
Corn Products International, Inc.                         33,271        931,588
Fresh Del Monte Produce, Inc. *                           56,252      1,204,355
                                                                   ------------
                                                                      2,135,943
                                                                   ------------
GAS-DISTRIBUTION (1.5%)
Southern Union Co.                                        53,016      1,027,450
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.5%)
Wright Medical Group, Inc. *                              23,450        326,424
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.1%)
Kindred Healthcare, Inc. *                                54,107        759,662
                                                                   ------------
HOUSEHOLD PRODUCTS (1.0%)
Prestige Brands Holdings, Inc. *                         103,675        676,998
                                                                   ------------
INSURANCE (4.3%)
Endurance Specialty Holdings, Ltd.                        45,074      1,504,119
Platinum Underwriters Holdings, Ltd.                      40,826      1,377,878
                                                                   ------------
                                                                      2,881,997
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.2%)
Valueclick, Inc. *                                        67,727        778,860
                                                                   ------------
IT SERVICES (1.8%)
Perot Systems Corp., Class A *                            77,606      1,240,144
                                                                   ------------
MACHINERY (4.4%)
Albany International Corp., Class A                       87,255      1,198,884
EnPro Industries, Inc. *                                  54,509        971,350
Toro Co.                                                  23,831        825,982
                                                                   ------------
                                                                      2,996,216
                                                                   ------------
MACHINERY-ELECTRICAL (1.0%)
Baldor Electric Co.                                       25,567        658,606
                                                                   ------------

                                   Continued

                                                                 SMALL CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
MARINE (1.4%)
Alexander & Baldwin, Inc.                                 31,777   $    928,524
                                                                   ------------
METALS & MINING (0.8%)
Schnitzer Steel Industries, Inc.,
   Class A                                                10,236        550,390
                                                                   ------------
MULTI-UTILITIES (1.8%)
Vectren Corp.                                             49,407      1,213,436
                                                                   ------------
OIL & GAS (4.5%)
Holly Corp.                                               43,875        933,221
Rosetta Resources, Inc. *                                108,124      1,121,246
Tsakos Energy Navigation, Ltd.                            56,896      1,012,180
                                                                   ------------
                                                                      3,066,647
                                                                   ------------
PAPER & FOREST PRODUCTS (1.4%)
Glatfelter                                                88,650        917,528
                                                                   ------------
PHARMACEUTICALS (1.0%)
Par Pharmaceutical Cos., Inc. *                           40,216        651,901
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (3.2%)
LaSalle Hotel Properties                                  76,817      1,145,341
U-Store-It Trust                                          78,986        383,082
Weingarten Realty Investors                               42,974        663,089
                                                                   ------------
                                                                      2,191,512
                                                                   ------------
ROAD & RAIL (4.0%)
Kansas City Southern *                                    51,500      1,045,965
Marten Transport, Ltd. *                                  44,008        776,301
Werner Enterprises, Inc.                                  47,349        855,123
                                                                   ------------
                                                                      2,677,389
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (2.5%)
Cabot Microelectronics Corp. *                            30,837      1,045,991
Teradyne, Inc. *                                          84,545        666,215
                                                                   ------------
                                                                      1,712,206
                                                                   ------------
SOFTWARE (1.3%)
THQ, Inc. *                                              127,295        854,149
                                                                   ------------
SPECIALTY RETAIL (2.5%)
Group 1 Automotive, Inc.                                  24,519        722,330
Jo-Ann Stores, Inc. *                                     41,564        968,441
                                                                   ------------
                                                                      1,690,771
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (4.8%)
Brown Shoe Co., Inc.                                     143,875      1,115,031
Phillips-Van Heusen Corp.                                 34,833      1,232,392
Skechers U.S.A., Inc., Class A *                          65,937        911,909
                                                                   ------------
                                                                      3,259,332
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
THRIFTS & MORTGAGE FINANCE (1.1%)
NewAlliance Bancshares, Inc.                              62,091   $    760,615
                                                                   ------------
WATER (1.5%)
American Water Works Co., Inc.                            53,054      1,045,694
                                                                   ------------
TOTAL COMMON STOCKS                                                  64,713,740
                                                                   ------------
INVESTMENTS IN AFFILIATES (4.4%)
Fifth Third Institutional Money
   Market Fund (a)                                     2,991,492      2,991,492
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       2,991,492
                                                                   ------------
TOTAL INVESTMENTS (COST
   $69,973,083) - 100.3%                                             67,705,232
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%                         (224,012)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 67,481,220
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

At July 31, 2009, Small Cap Value's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------------
Bermuda                                                                     5.8%
Cayman Islands                                                              1.8%
United States                                                              92.4%
                                                                       ---------
TOTAL                                                                     100.0%
                                                                       =========

                      See notes to schedules of investments
                       and notes to financial statements.

ALL CAP VALUE
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS (97.6%)
AEROSPACE & DEFENSE (2.5%)
AAR Corp. *                                               93,965   $  1,797,551
General Dynamics Corp.                                    10,583        586,192
United Technologies Corp.                                 21,162      1,152,694
                                                                   ------------
                                                                      3,536,437
                                                                   ------------
BEVERAGES (1.5%)
Coca-Cola Enterprises, Inc.                              112,165      2,107,580
                                                                   ------------
BIOTECHNOLOGY (2.0%)
Amgen, Inc. *                                             44,865      2,795,538
                                                                   ------------
CABLE TV (0.2%)
Time Warner Cable, Inc.                                    7,899        261,141
                                                                   ------------
CAPITAL MARKETS (1.6%)
Lazard, Ltd., Class A                                     21,165        782,893
Legg Mason, Inc.                                          51,635      1,453,009
                                                                   ------------
                                                                      2,235,902
                                                                   ------------
CHEMICALS (3.2%)
Dow Chemical Co. (The)                                    76,186      1,612,858
E.I. du Pont de Nemours & Co.                             31,746        981,904
Lubrizol Corp.                                            33,863      1,961,683
                                                                   ------------
                                                                      4,556,445
                                                                   ------------
COMMERCIAL BANKS (4.9%)
Keycorp                                                  196,815      1,137,591
Marshall & Ilsley Corp.                                  135,440        818,058
Old National Bancorp                                      71,955        813,091
United Bankshares, Inc.                                   16,930        343,002
US Bancorp                                                42,325        863,853
Wells Fargo & Co.                                        122,516      2,996,741
                                                                   ------------
                                                                      6,972,336
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
ICT Group, Inc. *                                         46,560        480,499
Manpower, Inc.                                            16,930        811,794
Pitney Bowes, Inc.                                        50,791      1,048,834
                                                                   ------------
                                                                      2,341,127
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.8%)
Symmetricom, Inc. *                                      169,304      1,097,090
                                                                   ------------
COMPUTERS & PERIPHERALS (1.1%)
Hewlett-Packard Co.                                       35,975      1,557,718
                                                                   ------------
CONSUMER FINANCE (0.8%)
Discover Financial Services                               95,235      1,131,392
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (6.4%)
Bank of America Corp.                                    292,471      4,325,646
JPMorgan Chase & Co.                                     108,353      4,187,843
NYSE Euronext                                             21,165        570,397
                                                                   ------------
                                                                      9,083,886
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
DIVERSIFIED TELECOMMUNICATION SERVICES (5.4%)
AT&T, Inc.                                                99,465   $  2,608,967
Qwest Communications International, Inc.                 645,465      2,491,495
Verizon Communications, Inc.                              45,290      1,452,450
Windstream Corp.                                         129,810      1,138,434
                                                                   ------------
                                                                      7,691,346
                                                                   ------------
ELECTRIC UTILITIES (4.6%)
American Electric Power Co., Inc.                         42,328      1,310,475
Duke Energy Corp.                                         46,560        720,749
Edison International                                      31,742      1,025,901
FirstEnergy Corp.                                         33,860      1,395,032
FPL Group, Inc.                                           21,162      1,199,250
Pepco Holdings, Inc.                                      59,254        852,073
                                                                   ------------
                                                                      6,503,480
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Avnet, Inc. *                                             21,162        516,353
Vishay Intertechnology, Inc. *                            63,488        451,400
                                                                   ------------
                                                                        967,753
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (6.2%)
Nabors Industries, Ltd. *                                141,370      2,406,117
Tidewater, Inc.                                           38,094      1,714,230
Transocean, Ltd. *                                        42,325      3,372,879
Weatherford International, Ltd. *                         68,990      1,294,253
                                                                   ------------
                                                                      8,787,479
                                                                   ------------
FOOD & STAPLES RETAILING (1.8%)
Safeway, Inc.                                             74,071      1,402,164
SUPERVALU, Inc.                                           74,070      1,098,458
                                                                   ------------
                                                                      2,500,622
                                                                   ------------
FOOD PRODUCTS (0.6%)
Tyson Foods, Inc., Class A                                76,185        870,795
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.1%)
Hologic, Inc. *                                          105,815      1,554,422
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.9%)
Omnicare, Inc.                                            30,685        732,451
UnitedHealth Group, Inc.                                  67,720      1,900,223
                                                                   ------------
                                                                      2,632,674
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.6%)
Carnival Corp.                                            45,710      1,279,423
Darden Restaurants, Inc.                                  31,745      1,028,221
                                                                   ------------
                                                                      2,307,644
                                                                   ------------

                                    Continued

                                                                   ALL CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
HOUSEHOLD DURABLES (2.4%)
Snap-On, Inc.                                             19,049   $    678,716
Stanley Works (The)                                       31,742      1,274,441
Tupperware Brands Corp.                                   44,440      1,514,071
                                                                   ------------
                                                                      3,467,228
                                                                   ------------
INDUSTRIAL CONGLOMERATES (2.6%)
3M Co.                                                    21,162      1,492,344
General Electric Co.                                     166,338      2,228,929
                                                                   ------------
                                                                      3,721,273
                                                                   ------------
INSURANCE (4.3%)
Allstate Corp. (The)                                      38,092      1,025,056
Hartford Financial Services Group, Inc.                   42,326        697,956
MetLife, Inc.                                             34,688      1,177,658
Prudential Financial, Inc.                                34,705      1,536,390
Reinsurance Group of America, Inc.                        10,662        442,473
Travelers Cos., Inc. (The)                                29,630      1,276,164
                                                                   ------------
                                                                      6,155,697
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                              46,560        818,525
                                                                   ------------
MACHINERY (2.7%)
Caterpillar, Inc.                                         29,628      1,305,409
Joy Global, Inc.                                          28,360      1,054,425
Pall Corp.                                                48,674      1,464,114
                                                                   ------------
                                                                      3,823,948
                                                                   ------------
MACHINERY-ELECTRICAL (0.5%)
Baldor Electric Co.                                       25,395        654,175
                                                                   ------------
MEDIA (1.5%)
Time Warner, Inc.                                         31,460        838,724
Viacom, Inc., Class B *                                   58,410      1,352,775
                                                                   ------------
                                                                      2,191,499
                                                                   ------------
METALS & MINING (2.3%)
Alcoa, Inc.                                              205,705      2,419,091
Schnitzer Steel Industries, Inc., Class A                 16,930        910,326
                                                                   ------------
                                                                      3,329,417
                                                                   ------------
MULTI-UTILITIES (1.0%)
PG&E Corp.                                                33,860      1,366,928
                                                                   ------------
OIL & GAS (10.3%)
Anadarko Petroleum Corp.                                  30,472      1,468,750
Apache Corp.                                              16,930      1,421,274
Chevron Corp.                                             42,328      2,940,526
ConocoPhillips                                            57,140      2,497,589
Exxon Mobil Corp.                                         55,023      3,873,069
XTO Energy, Inc.                                          57,985      2,332,737
                                                                   ------------
                                                                     14,533,945
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS (6.8%)
Forest Laboratories, Inc. *                              107,930   $  2,787,832
Johnson & Johnson                                         31,742      1,932,770
Pfizer, Inc.                                              84,651      1,348,491
Schering-Plough Corp.                                    133,325      3,534,446
                                                                   ------------
                                                                      9,603,539
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.8%)
Annaly Capital Management, Inc.                           46,560        784,536
Duke Realty Corp.                                         42,325        401,664
                                                                   ------------
                                                                      1,186,200
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT (2.7%)
Cabot Microelectronics Corp. *                            37,249      1,263,486
Intel Corp.                                               97,350      1,873,988
Teradyne, Inc. *                                          84,650        667,042
                                                                   ------------
                                                                      3,804,516
                                                                   ------------
SOFTWARE (3.3%)
Amdocs, Ltd. *                                            63,490      1,518,681
Cadence Design Systems, Inc. *                           126,975        749,152
Microsoft Corp.                                           80,420      1,891,478
THQ, Inc. *                                               84,650        568,002
                                                                   ------------
                                                                      4,727,313
                                                                   ------------
SPECIALTY RETAIL (0.9%)
American Eagle Outfitters, Inc.                           86,770      1,248,620
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (2.4%)
Phillips-Van Heusen Corp.                                 43,595      1,542,391
Skechers U.S.A., Inc., Class A *                          31,745        439,033
VF Corp.                                                  21,165      1,369,164
                                                                   ------------
                                                                      3,350,588
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (0.7%)
New York Community Bancorp, Inc.                          84,651        926,082
                                                                   ------------
TOBACCO (1.2%)
Altria Group, Inc.                                        93,115      1,632,306
                                                                   ------------
TOTAL COMMON STOCKS                                                 138,034,606
                                                                   ------------

                                    Continued

ALL CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (2.6%)
Fifth Third Institutional Money
   Market Fund (a)                                     3,665,349   $  3,665,349
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       3,665,349
                                                                   ------------
TOTAL INVESTMENTS (COST
$149,373,622) - 100.2%                                              141,699,955

LIABILITIES IN EXCESS OF OTHER
ASSETS - (0.2)%                                                        (258,267)
                                                                   ------------
NET ASSETS - 100.0%                                                $141,441,688
                                                                   =============
NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

At July 31, 2009, All Cap Value's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------------
Bermuda                                                                     2.3%
Guernsey, C.I.                                                              1.1%
Switzerland                                                                 3.3%
United States                                                              93.3%
                                                                   ------------
TOTAL                                                                     100.0%
                                                                   ============


                      See notes to schedules of investments
                       and notes to financial statements.


                                                     DISCIPLINED LARGE CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS (97.3%)
AEROSPACE & DEFENSE (3.2%)
General Dynamics Corp.                                    87,313   $  4,836,267
Northrop Grumman Corp.                                    56,730      2,529,023
United Technologies Corp.                                 56,331      3,068,350
                                                                   ------------
                                                                     10,433,640
                                                                   ------------
BIOTECHNOLOGY (1.7%)
Amgen, Inc. *                                             90,129      5,615,938
                                                                   ------------
CABLE TV (0.5%)
Time Warner Cable, Inc.                                   49,853      1,648,140
                                                                   ------------
CAPITAL MARKETS (0.5%)
Morgan Stanley                                            56,730      1,616,805
                                                                   ------------
CHEMICALS (2.2%)
Dow Chemical Co. (The)                                   330,943      7,006,063
                                                                   ------------
COMMERCIAL BANKS (4.7%)
Keycorp                                                  425,477      2,459,257
US Bancorp                                               243,630      4,972,488
Wells Fargo & Co.                                        314,326      7,688,414
                                                                   ------------
                                                                     15,120,159
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Pitney Bowes, Inc.                                       176,033      3,635,081
                                                                   ------------
COMPUTERS & PERIPHERALS (2.2%)
Hewlett-Packard Co.                                      161,951      7,012,478
                                                                   ------------
CONSUMER FINANCE (0.8%)
Discover Financial Services                              226,921      2,695,821
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (5.6%)
Bank of America Corp.                                    563,307      8,331,311
JPMorgan Chase & Co.                                     248,418      9,601,356
                                                                   ------------
                                                                     17,932,667
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.8%)
AT&T, Inc.                                               115,478      3,028,988
Qwest Communications International, Inc.                 524,755      2,025,554
Verizon Communications, Inc.                             349,250     11,200,448
Windstream Corp.                                         633,720      5,557,724
                                                                   ------------
                                                                     21,812,714
                                                                   ------------
ELECTRIC UTILITIES (1.9%)
Edison International                                      91,537      2,958,476
FirstEnergy Corp.                                         80,271      3,307,165
                                                                   ------------
                                                                      6,265,641
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (3.9%)
Transocean, Ltd. *                                       116,886      9,314,645
Weatherford International, Ltd. *                        168,992      3,170,290
                                                                   ------------
                                                                     12,484,935
                                                                   ------------

                                    Continued

                                                     DISCIPLINED LARGE CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
FOOD & STAPLES RETAILING (2.0%)
CVS Caremark Corp.                                        84,496   $  2,828,926
SUPERVALU, Inc.                                          233,772      3,466,839
                                                                   ------------
                                                                      6,295,765
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (2.4%)
UnitedHealth Group, Inc.                                 277,429      7,784,658
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (2.8%)
Carnival Corp.                                           176,033      4,927,164
Darden Restaurants, Inc.                                 128,152      4,150,843
                                                                   ------------
                                                                      9,078,007
                                                                   ------------
INDUSTRIAL CONGLOMERATES (4.7%)
3M Co.                                                   135,194      9,533,881
General Electric Co.                                     408,397      5,472,520
                                                                   ------------
                                                                     15,006,401
                                                                   ------------
INSURANCE (6.3%)
Allstate Corp. (The)                                     105,620      2,842,234
MetLife, Inc.                                            161,106      5,469,549
Prudential Financial, Inc.                                91,537      4,052,343
Reinsurance Group of America, Inc.                        83,933      3,483,220
Travelers Cos., Inc. (The)                               105,620      4,549,053
                                                                   ------------
                                                                     20,396,399
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (0.9%)
Mattel, Inc.                                             173,217      3,045,155
                                                                   ------------
MACHINERY (0.8%)
Caterpillar, Inc.                                         56,331      2,481,944
                                                                   ------------
MEDIA (3.4%)
Time Warner, Inc.                                        199,411      5,316,297
Viacom, Inc., Class B *                                  250,672      5,805,564
                                                                   ------------
                                                                     11,121,861
                                                                   ------------
METALS & MINING (1.6%)
Alcoa, Inc.                                              450,646      5,299,597
                                                                   ------------
MULTI-UTILITIES (3.7%)
PG&E Corp.                                               292,920     11,825,180
                                                                   ------------
OIL & GAS (15.4%)
Apache Corp.                                             116,886      9,812,580
Chevron Corp.                                            188,708     13,109,545
ConocoPhillips                                           206,734      9,036,343
Exxon Mobil Corp.                                        152,093     10,705,826
XTO Energy, Inc.                                         168,992      6,798,548
                                                                   ------------
                                                                     49,462,842
                                                                   ------------
PHARMACEUTICALS (7.2%)
Forest Laboratories, Inc. *                              307,002      7,929,862
Johnson & Johnson                                        150,685      9,175,210
Schering-Plough Corp.                                    225,323      5,973,313
                                                                   ------------
                                                                     23,078,385
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Annaly Capital Management, Inc.                          197,157   $  3,322,095
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Intel Corp.                                              295,736      5,692,918
                                                                   ------------
SOFTWARE (2.7%)
Amdocs, Ltd. *                                           181,666      4,345,451
Microsoft Corp.                                          180,258      4,239,668
                                                                   ------------
                                                                      8,585,119
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.7%)
VF Corp.                                                  84,496      5,466,046
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (1.3%)
New York Community Bancorp, Inc.                         387,273      4,236,767
                                                                   ------------
TOBACCO (2.5%)
Altria Group, Inc.                                       453,462      7,949,189
                                                                   ------------
TOTAL COMMON STOCKS                                                 313,408,410
                                                                   ------------
INVESTMENTS IN AFFILIATES (2.0%)
Fifth Third Institutional Money Market Fund (a)        6,440,971      6,440,971
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       6,440,971
                                                                   ------------
TOTAL INVESTMENTS (COST $320,042,612) - 99.3%                       319,849,381

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%                          2,288,298
                                                                   ------------
NET ASSETS - 100.0%                                                $322,137,679
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

At July 31, 2009, Disciplined Large Cap Value's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------------
Guernsey, C.I.                                                              1.4%
Switzerland                                                                 3.9%
United States                                                              94.7%
                                                                   ------------
TOTAL                                                                     100.0%
                                                                   ============

                      See notes to schedules of investments
                       and notes to financial statements.

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS (124.7%)
AEROSPACE & DEFENSE (3.2%)
Honeywell International, Inc.                              3,018   $    104,725
Lockheed Martin Corp. (b)                                  3,336        249,399
Northrop Grumman Corp. (b)                                22,113        985,798
Raytheon Co. (b)                                          15,580        731,481
United Technologies Corp. (b)                              7,617        414,898
                                                                   ------------
                                                                      2,486,301
                                                                   ------------
AIR FREIGHT & LOGISTICS (1.8%)
United Parcel Service, Inc., Class B (b)                  25,937      1,393,595
                                                                   ------------
AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) *                         9,291        158,133
                                                                   ------------
BEVERAGES (1.5%)
Coca-Cola Co. (The) (b)                                    8,702        433,708
Pepsi Bottling Group, Inc. (b)                             1,192         40,468
PepsiCo, Inc.                                             12,990        737,183
                                                                   ------------
                                                                      1,211,359
                                                                   ------------
BEVERAGES-NON ALCOHOLIC (1.1%)
Dr. Pepper Snapple Group, Inc. * (b)                      35,131        864,574
                                                                   ------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. * (b)                                          1,848        115,149
Biogen Idec, Inc. * (b)                                   22,033      1,047,669
                                                                   ------------
                                                                      1,162,818
                                                                   ------------
BUILDING PRODUCTS (1.1%)
Masco Corp. (b)                                           60,122        837,499
                                                                   ------------
CABLE TV (0.1%)
Time Warner Cable, Inc.                                    3,084        101,957
                                                                   ------------
CAPITAL MARKETS (3.6%)
Bank of New York Mellon Corp. (The) (b)                   14,917        407,831
Charles Schwab Corp. (The) (b)                             3,315         59,239
Goldman Sachs Group, Inc. (The) (b)                        7,737      1,263,452
Invesco, Ltd. (b)                                          3,426         67,663
Morgan Stanley (b)                                        25,788        734,958
Northern Trust Corp. (b)                                   5,201        311,072
                                                                   ------------
                                                                      2,844,215
                                                                   ------------
CHEMICALS (2.2%)
Dow Chemical Co. (The) (b)                                31,326        663,172
E.I. du Pont de Nemours & Co. (b)                         10,511        325,105
Eastman Chemical Co. (b)                                   4,405        218,752
PPG Industries, Inc. (b)                                   8,906        489,830
Praxair, Inc. (b)                                            573         44,797
                                                                   ------------
                                                                      1,741,656
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
COMMERCIAL BANKS (1.5%)
BB&T Corp. (b)                                             2,316   $     52,990
M&T Bank Corp.                                             7,001        408,298
Wells Fargo & Co. (b)                                     30,941        756,817
                                                                   ------------
                                                                      1,218,105
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Avery Dennison Corp. (b)                                     992         26,516
Cintas Corp. (b)                                           4,913        123,709
Dun & Bradstreet Corp. (b)                                 4,510        324,675
Manpower, Inc. (b)                                         4,085        195,876
RR Donnelley & Sons Co. (b)                               36,484        507,128
Waste Management, Inc.                                     5,500        154,605
                                                                   ------------
                                                                      1,332,509
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.5%)
Cisco Systems, Inc. * (b)                                 57,664      1,269,185
Juniper Networks, Inc. * (b)                              17,393        454,479
Qualcomm, Inc.                                             9,504        439,180
Tellabs, Inc. * (b)                                      107,404        622,943
                                                                   ------------
                                                                      2,785,787
                                                                   ------------
COMPUTERS & PERIPHERALS (6.7%)
Apple, Inc. * (b)                                          8,124      1,327,380
Dell, Inc. * (b)                                          38,005        508,507
EMC Corp. * (b)                                           15,978        240,629
International Business Machines Corp. (b)                 20,176      2,379,356
QLogic Corp. * (b)                                        33,071        431,577
Teradata Corp. *                                          15,711        386,019
                                                                   ------------
                                                                      5,273,468
                                                                   ------------
CONSTRUCTION & ENGINEERING (0.1%)
Jacobs Engineering Group, Inc. * (b)                       1,822         74,666
                                                                   ------------
CONSUMER FINANCE (0.5%)
American Express Co.                                       8,947        253,469
Capital One Financial Corp. (b)                            5,065        155,495
SLM Corp. *                                                2,542         22,598
                                                                   ------------
                                                                        431,562
                                                                   ------------
CONTAINERS & PACKAGING (1.1%)
Ball Corp.                                                11,780        569,681
Bemis Co., Inc. (b)                                       11,113        292,494
Sealed Air Corp. (b)                                       2,370         43,584
                                                                   ------------
                                                                        905,759
                                                                   ------------
DISTRIBUTORS (0.3%)
Ingram Micro, Inc., Class A *                             16,064        270,196
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (4.3%)
Bank of America Corp. (b)                                 55,169        815,950
CME Group, Inc.                                              582        162,279
IntercontinentalExchange, Inc. *                           4,456        419,131
JPMorgan Chase & Co. (b)                                  48,475      1,873,559
Moody's Corp. (b)                                          4,876        115,756
NASDAQ OMX Group, Inc. (The) * (b)                         2,065         43,633
                                                                   ------------
                                                                      3,430,308
                                                                   ------------

                                    Continued

                                                       STRUCTURED LARGE CAP PLUS
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
AT&T, Inc. (b)                                            68,565   $  1,798,460
CenturyTel, Inc. (b)                                      31,283        981,973
Verizon Communications, Inc.                               4,567        146,464
                                                                   ------------
                                                                      2,926,897
                                                                   ------------
E-COMMERCE/SERVICES (0.4%)
IAC/InterActiveCorp *                                     17,164        315,989
                                                                   ------------
ELECTRIC UTILITIES (3.3%)
Duke Energy Corp. (b)                                      7,542        116,750
Edison International                                      30,848        997,007
FirstEnergy Corp.                                         10,720        441,664
FPL Group, Inc.                                           17,179        973,534
Mirant Corp. * (b)                                         1,948         35,181
                                                                   ------------
                                                                      2,564,136
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (1.2%)
Cooper Industries, Ltd., Class A (b)                      12,377        407,822
Emerson Electric Co.                                       7,507        273,105
Rockwell Automation, Inc. (b)                              6,420        265,852
                                                                   ------------
                                                                        946,779
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
Amphenol Corp., Class A (b)                                9,742        324,896
Arrow Electronics, Inc. *                                 13,907        358,384
Jabil Circuit, Inc.                                        1,882         17,239
Molex, Inc.                                                7,745        137,551
Tyco Electronics, Ltd.                                     4,030         86,524
                                                                   ------------
                                                                        924,594
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (2.8%)
BJ Services Co. (b)                                       29,513        418,494
Cameron International Corp. * (b)                          2,338         73,016
Halliburton Co. (b)                                       24,147        533,407
Nabors Industries, Ltd. *                                 27,348        465,463
National Oilwell Varco, Inc. *                             7,117        255,785
Rowan Cos., Inc. (b)                                      19,943        425,384
                                                                   ------------
                                                                      2,171,549
                                                                   ------------
FOOD & STAPLES RETAILING (2.8%)
CVS Caremark Corp. (b)                                    19,939        667,558
Kroger Co. (The)                                           4,148         88,684
Safeway, Inc. (b)                                         29,697        562,164
Wal-Mart Stores, Inc. (b)                                 18,237        909,662
                                                                   ------------
                                                                      2,228,068
                                                                   ------------
FOOD PRODUCTS (3.1%)
Archer-Daniels-Midland Co. (b)                            38,521      1,160,253
Bunge, Ltd. (b)                                              455         31,836
Campbell Soup Co. (b)                                        949         29,448
Dean Foods Co. * (b)                                      17,517        371,185
Hershey Co. (The) (b)                                      6,154        245,852
Kraft Foods, Inc., Class A (b)                            21,097        597,889
                                                                   ------------
                                                                      2,436,463
                                                                   ------------

                                   Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
GAS-DISTRIBUTION (0.4%)
AGL Resources, Inc.                                        6,682   $    224,649
Energen Corp.                                              2,564        105,944
                                                                   ------------
                                                                        330,593
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.2%)
Beckman Coulter, Inc.                                      3,523        221,914
Becton Dickinson & Co. (b)                                 7,685        500,678
Boston Scientific Corp. * (b)                             49,994        536,935
CR Bard, Inc. (b)                                          1,102         81,074
Hospira, Inc. *                                            2,847        109,410
Medtronic, Inc.                                            2,811         99,566
Stryker Corp. (b)                                          5,281        205,325
                                                                   ------------
                                                                      1,754,902
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (4.4%)
AmerisourceBergen Corp.                                    8,946        176,415
Cardinal Health, Inc. (b)                                  1,167         38,861
CIGNA Corp. (b)                                            7,698        218,623
Coventry Health Care, Inc. * (b)                           9,932        228,436
Humana, Inc. *                                             9,031        296,668
McKesson Corp. (b)                                         1,874         95,855
Medco Health Solutions, Inc. * (b)                        15,745        832,281
Quest Diagnostics, Inc. (b)                                6,874        375,458
UnitedHealth Group, Inc. (b)                              19,228        539,538
WellPoint, Inc. *                                         12,139        638,997
                                                                   ------------
                                                                      3,441,132
                                                                   ------------
HEALTHCARE TECHNOLOGY (0.4%)
Cerner Corp. *                                             5,293        344,468
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.0%)
Darden Restaurants, Inc.                                   2,086         67,565
McDonald's Corp. (b)                                       9,594        528,246
Yum! Brands, Inc. (b)                                      5,872        208,221
                                                                   ------------
                                                                        804,032
                                                                   ------------
HOUSEHOLD DURABLES (0.6%)
Harman International Industries, Inc. (b)                 10,154        250,601
KB Home (b)                                                5,835         97,386
Whirlpool Corp. (b)                                        2,854        162,935
                                                                   ------------
                                                                        510,922
                                                                   ------------
HOUSEHOLD PRODUCTS (2.3%)
Kimberly-Clark Corp. (b)                                  20,131      1,176,657
Procter & Gamble Co. (The) (b)                            11,029        612,220
                                                                   ------------
                                                                      1,788,877
                                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS (1.1%)
AES Corp. (The) * (b)                                     53,099        679,136
Constellation Energy Group, Inc.                           6,834        196,136
                                                                   ------------
                                                                        875,272
                                                                   ------------

                                    Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
INDUSTRIAL CONGLOMERATES (1.4%)
General Electric Co. (b)                                  83,090   $  1,113,406
                                                                   ------------
INSURANCE (3.1%)
AON Corp. (b)                                              4,739        186,954
Assurant, Inc.                                            16,176        412,811
Lincoln National Corp. (b)                                14,951        316,812
MetLife, Inc.                                             10,995        373,280
Principal Financial Group, Inc. (b)                          344          8,153
Prudential Financial, Inc. (b)                            10,377        459,390
Travelers Cos., Inc. (The)                                12,202        525,540
Unum Group (b)                                             7,930        148,846
WR Berkley Corp. (b)                                         962         22,347
                                                                   ------------
                                                                      2,454,133
                                                                   ------------
INTERNET & CATALOG RETAIL (1.0%)
Amazon.com, Inc. * (b)                                     3,839        329,233
Expedia, Inc. *                                           21,363        442,428
                                                                   ------------
                                                                        771,661
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.1%)
eBay, Inc. *                                              11,446        243,228
Google, Inc., Class A * (b)                                1,386        614,067
VeriSign, Inc. * (b)                                       1,457         29,781
                                                                   ------------
                                                                        887,076
                                                                   ------------
IT SERVICES (2.3%)
Automatic Data Processing, Inc. (b)                        3,624        134,994
Computer Sciences Corp. * (b)                             20,636        994,036
Fidelity National Information Services, Inc. (b)          28,510        667,704
                                                                   ------------
                                                                      1,796,734
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (0.9%)
PerkinElmer, Inc. (b)                                     28,106        495,509
Thermo Fisher Scientific, Inc. * (b)                       3,928        177,860
                                                                   ------------
                                                                        673,369
                                                                   ------------
MACHINERY (2.9%)
Dover Corp. (b)                                           27,119        922,317
Illinois Tool Works, Inc. (b)                             10,621        430,682
ITT Corp. (b)                                             10,511        519,243
Parker Hannifin Corp.                                      9,364        414,638
                                                                   ------------
                                                                      2,286,880
                                                                   ------------
MEDIA (3.1%)
CBS Corp., Class B                                         5,976         48,943
Comcast Corp., Class A (b)                                 6,524         96,947
DIRECTV Group, Inc. (The) * (b)                           15,592        403,833
Liberty Global, Inc., Class A * (b)                        2,979         62,410
McGraw-Hill Cos., Inc. (The) (b)                          12,735        399,242
Meredith Corp.                                             8,414        222,719
Time Warner, Inc. (b)                                     45,438      1,211,377
                                                                   ------------
                                                                      2,445,471
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
METALS & MINING (0.2%)
United States Steel Corp. (b)                              3,976   $    158,046
                                                                   ------------
MULTILINE RETAIL (1.6%)
Big Lots, Inc. *                                           7,839        180,610
Family Dollar Stores, Inc.                                23,102        725,865
Kohl's Corp. * (b)                                         4,455        216,290
Macy's, Inc. (b)                                           3,682         51,217
Sears Holdings Corp. *                                       926         61,431
                                                                   ------------
                                                                      1,235,413
                                                                   ------------
MULTI-UTILITIES (1.8%)
NiSource, Inc. (b)                                        44,389        572,174
Sempra Energy (b)                                         16,601        870,391
                                                                   ------------
                                                                      1,442,565
                                                                   ------------
OIL & GAS (11.9%)
Anadarko Petroleum Corp. (b)                              24,076      1,160,463
Chevron Corp. (b)                                         19,197      1,333,616
ConocoPhillips (b)                                        26,056      1,138,908
EnCana Corp.                                               6,401        343,414
Exxon Mobil Corp. (b)                                     44,762      3,150,797
Hess Corp.                                                 3,079        169,961
Marathon Oil Corp. (b)                                     9,842        317,404
Murphy Oil Corp. (b)                                       9,478        551,620
Noble Energy, Inc. (b)                                     4,223        258,110
Peabody Energy Corp. (b)                                   1,131         37,447
Sunoco, Inc.                                               7,342        181,274
Talisman Energy, Inc.                                      2,372         36,505
Tesoro Corp. (b)                                          22,114        289,472
Valero Energy Corp. (b)                                   20,772        373,896
Williams Cos., Inc. (The) (b)                              3,967         66,209
                                                                   ------------
                                                                      9,409,096
                                                                   ------------
OIL GAS & CONSUMABLE FUELS (0.5%)
Nexen, Inc. (b)                                           17,317        360,367
                                                                   ------------
PAPER & FOREST PRODUCTS (0.3%)
MeadWestvaco Corp. (b)                                    10,907        212,577
                                                                   ------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc. (b)                                    2,271         73,535
Estee Lauder Cos., Inc. (The), Class A (b)                 3,380        123,167
                                                                   ------------
                                                                        196,702
                                                                   ------------
PHARMACEUTICALS (9.1%)
Bristol-Myers Squibb Co. (b)                              60,019      1,304,813
Eli Lilly & Co. (b)                                       34,278      1,195,959
Johnson & Johnson                                          8,766        533,762
Mylan, Inc. * (b)                                         70,161        925,424
Pfizer, Inc. (b)                                         116,363      1,853,662
Schering-Plough Corp. (b)                                 14,311        379,385
Watson Pharmaceuticals, Inc. *                            27,066        940,002
                                                                   ------------
                                                                      7,133,007
                                                                   ------------

                                    Continued

                                                       STRUCTURED LARGE CAP PLUS
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Host Hotels & Resorts, Inc.                               14,533   $    131,960
ProLogis (b)                                              43,542        382,734
                                                                   ------------
                                                                        514,694
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (4.5%)
Analog Devices, Inc. (b)                                   5,072        138,821
Intel Corp. (b)                                           74,344      1,431,122
LSI Corp. * (b)                                           50,345        260,787
Novellus Systems, Inc. * (b)                              21,407        418,935
Texas Instruments, Inc. (b)                               52,498      1,262,577
                                                                   ------------
                                                                      3,512,242
                                                                   ------------
SOFTWARE (4.7%)
BMC Software, Inc. *                                       5,776        196,557
CA, Inc. (b)                                              19,259        407,135
Intuit, Inc. *                                             1,802         53,519
Microsoft Corp. (b)                                       73,600      1,731,072
Oracle Corp. (b)                                          15,035        332,725
Symantec Corp. * (b)                                      63,763        951,982
                                                                   ------------
                                                                      3,672,990
                                                                   ------------
SPECIALTY RETAIL (3.3%)
AutoNation, Inc. * (b)                                    12,223        252,772
AutoZone, Inc. * (b)                                       3,589        551,163
Gap, Inc. (The) (b)                                       24,136        393,899
Home Depot, Inc. (b)                                      42,299      1,097,236
Lowe's Cos., Inc. (b)                                      2,078         46,672
RadioShack Corp. (b)                                      15,158        235,100
                                                                   ------------
                                                                      2,576,842
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (0.3%)
Polo Ralph Lauren Corp.                                    3,444        217,144
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
People's United Financial, Inc. (b)                        3,095         50,294
                                                                   ------------
TOBACCO (2.6%)
Philip Morris International, Inc. (b)                     29,574      1,378,149
Reynolds American, Inc. (b)                               15,981        695,333
                                                                   ------------
                                                                      2,073,482
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
WW Grainger, Inc. (b)                                      1,135        102,048
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Sprint Nextel Corp. *                                     25,136        100,544
                                                                   ------------
TOTAL COMMON STOCKS                                                  98,285,923
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (3.8%)
Fifth Third Institutional Money Market Fund (a)        2,982,162   $  2,982,162
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       2,982,162
                                                                   ------------
TOTAL INVESTMENTS (COST $96,797,997) - 128.5%                       101,268,085

SECURITIES SOLD SHORT
   (PROCEEDS $18,942,885) - (28.8)%                                 (22,710,386)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                            237,553
                                                                   ------------
NET ASSETS - 100.0%                                                $ 78,795,252
                                                                   ============
                                    Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS SOLD SHORT
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS (28.8)%
AEROSPACE & DEFENSE (0.4)%
Boeing Co. (The)                                          (6,732)  $   (288,870)
                                                                   ------------
AIRLINES (0.4)%
Delta Air Lines, Inc. *                                  (28,973)      (200,783)
Southwest Airlines Co.                                   (17,594)      (138,113)
                                                                   ------------
                                                                       (338,896)
                                                                   ------------
AUTOMOTIVE RETAIL (0.2)%
Copart, Inc. *                                            (4,000)      (141,240)
                                                                   ------------
BEVERAGES (0.1)%
Constellation Brands, Inc.,
   Class A *                                              (3,673)       (50,173)
                                                                   ------------
BIOTECHNOLOGY (0.7)%
Celgene Corp. *                                          (10,064)      (573,245)
                                                                   ------------
CAPITAL MARKETS (0.5)%
Legg Mason, Inc.                                         (13,104)      (368,747)
                                                                   ------------
COMMERCIAL SERVICES (0.2)%
Global Payments, Inc.                                     (4,807)      (203,336)
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.2)%
Corrections Corp. of America *                            (3,419)       (59,012)
Republic Services, Inc.                                  (33,263)      (884,796)
                                                                   ------------
                                                                       (943,808)
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.1)%
Ciena Corp. *                                            (10,795)      (120,472)
                                                                   ------------
COMPUTERS & PERIPHERALS (0.3)%
SanDisk Corp. *                                          (15,970)      (284,585)
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (0.5)%
DeVry, Inc.                                               (8,149)      (405,331)
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (0.5)%
Leucadia National Corp. *                                (16,348)      (400,526)
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES(0.6)%
Windstream Corp.                                         (59,082)      (518,149)
                                                                   ------------
ELECTRIC UTILITIES (2.0)%
Great Plains Energy, Inc.                                (56,744)      (903,932)
Northeast Utilities                                      (28,973)      (666,669)
                                                                   ------------
                                                                     (1,570,601)
                                                                   ------------
ENERGY (0.5)%
First Solar, Inc. *                                       (2,703)      (417,316)
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
ENERGY EQUIPMENT & SERVICES (0.2)%
Smith International, Inc.                                 (8,011)  $   (201,316)
                                                                   ------------
FOOD (0.9)%
Ralcorp Holdings, Inc. *                                 (10,986)      (697,721)
                                                                   ------------
FOOD & STAPLES RETAILING (1.1)%
Costco Wholesale Corp.                                   (14,657)      (725,521)
SUPERVALU, Inc.                                           (7,978)      (118,314)
                                                                   ------------
                                                                       (843,835)
                                                                   ------------
FOOD PRODUCTS (1.3)%
JM Smucker Co. (The)                                     (17,063)      (853,662)
Sara Lee Corp.                                           (13,796)      (146,789)
                                                                   ------------
                                                                     (1,000,451)
                                                                   ------------
GAS-DISTRIBUTION (1.2)%
EQT Corp.                                                (24,083)      (924,306)
Questar Corp.                                             (1,491)       (49,307)
                                                                   ------------
                                                                       (973,613)
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.9)%
DENTSPLY International, Inc.                              (9,749)      (325,129)
Varian Medical Systems, Inc. *                           (12,149)      (428,495)
                                                                   ------------
                                                                       (753,624)
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.3)%
DaVita, Inc. *                                            (9,385)      (466,435)
Patterson Cos., Inc. *                                   (21,037)      (533,498)
                                                                   ------------
                                                                       (999,933)
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (0.5)%
Burger King Holdings, Inc.                               (21,482)      (365,624)
                                                                   ------------
HOUSEHOLD DURABLES (0.2)%
Lennar Corp., Class A                                    (12,153)      (143,892)
                                                                   ------------
INSURANCE (0.5)%
Allstate Corp. (The)                                      (3,751)      (100,939)
Marsh & McLennan Cos., Inc.                              (15,316)      (312,753)
                                                                   ------------
                                                                       (413,692)
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (1.3)%
Techne Corp.                                              (7,213)      (460,334)
Waters Corp. *                                           (11,369)      (571,292)
                                                                   ------------
                                                                     (1,031,626)
                                                                   ------------
MACHINERY (0.5)%
Ingersoll Rand PLC                                       (11,306)      (326,517)
Manitowoc Co., Inc. (The)                                (14,037)       (86,749)
                                                                   ------------
                                                                       (413,266)
                                                                   ------------

                                   Continued

                                                       STRUCTURED LARGE CAP PLUS
                                   SCHEDULE OF INVESTMENTS SOLD SHORT, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
METALS & MINING (0.2)%
AK Steel Holding Corp.                                    (7,224)  $   (142,096)
                                                                   ------------
MULTI-UTILITIES (0.6)%
Integrys Energy Group, Inc.                              (13,478)      (455,287)
                                                                   ------------
OIL & GAS (1.7)%
Cabot Oil & Gas Corp.                                     (7,121)      (250,161)
Chesapeake Energy Corp.                                   (5,351)      (114,725)
Consol Energy, Inc.                                       (1,019)       (36,205)
Devon Energy Corp.                                       (11,467)      (666,118)
Spectra Energy Corp.                                     (14,399)      (264,366)
                                                                   ------------
                                                                     (1,331,575)
                                                                   ------------
OIL COMPANY-EXPLORATION & PRODUCTION(0.6)%
Newfield Exploration Co. *                                (5,623)      (221,153)
PetroHawk Energy Corp. *                                  (9,630)      (233,816)
                                                                   ------------
                                                                       (454,969)
                                                                   ------------
OIL COMPANY-INTEGRATED (0.3)%
Suncor Energy, Inc.                                       (6,474)      (210,276)
                                                                   ------------
PAPER & FOREST PRODUCTS (0.1)%
Weyerhaeuser Co.                                          (1,633)       (57,220)
                                                                   ------------
PHARMACEUTICALS (1.5)%
King Pharmaceuticals, Inc. *                             (80,503)      (730,162)
Merck & Co., Inc.                                        (14,043)      (421,431)
                                                                   ------------
                                                                     (1,151,593)
                                                                   ------------
PIPELINES (0.3)%
TransCanada Corp.                                         (9,932)      (282,565)
                                                                   ------------
PROFESSIONAL SERVICES (0.3)%
FTI Consulting, Inc. *                                    (3,994)      (217,393)
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.7)%
Boston Properties, Inc.                                   (3,027)      (160,128)
Health Care REIT, Inc.                                    (9,683)      (387,901)
                                                                   ------------
                                                                       (548,029)
                                                                   ------------
RETAIL (0.1)%
Wendy's/Arby's Group, Inc., Class A                      (13,651)       (62,522)
                                                                   ------------
ROAD & RAIL (0.1)%
Burlington Northern Santa Fe Corp.                          (574)       (45,111)
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7)%
Applied Materials, Inc.                                  (17,430)      (240,534)
Microchip Technology, Inc.                               (33,931)      (913,762)
Nvidia Corp. *                                           (13,633)      (176,275)
                                                                   ------------
                                                                     (1,330,571)
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
SOFTWARE (1.1)%
ANSYS, Inc. *                                            (15,232)  $   (476,153)
Electronic Arts, Inc. *                                  (18,990)      (407,715)
                                                                   ------------
                                                                       (883,868)
                                                                   ------------
SPECIALTY RETAIL (0.5)%
Tiffany & Co.                                            (13,448)      (401,154)
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.1)%
Fastenal Co.                                              (1,934)       (68,792)
                                                                   ------------
WIRELESS EQUIPMENT (0.6)%
SBA Communications Corp., Class A *                      (17,499)      (456,549)
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2)%
American Tower Corp., Class A *                           (4,310)      (146,928)
                                                                   ------------
TOTAL COMMON STOCKS                                                 (22,710,386)
                                                                   ------------
TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $18,942,885) - (28.8)%                                $(22,710,386)
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for short sales.

                      See notes to schedules of investments
                       and notes to financial statements.

EQUITY INDEX
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS (97.6%)
AEROSPACE & DEFENSE (2.5%)
Boeing Co. (The)                                          21,840   $    937,154
General Dynamics Corp.                                    11,579        641,361
Goodrich Corp.                                             3,725        191,316
Honeywell International, Inc.                             22,371        776,274
L-3 Communications Holdings, Inc.                          3,505        264,628
Lockheed Martin Corp.                                      9,824        734,442
Northrop Grumman Corp.                                     9,728        433,674
Precision Castparts Corp.                                  4,212        336,160
Raytheon Co.                                              11,851        556,404
Rockwell Collins, Inc.                                     4,763        200,999
United Technologies Corp.                                 28,331      1,543,190
                                                                   ------------
                                                                      6,615,602
                                                                   ------------
AIR FREIGHT & LOGISTICS (1.0%)
CH Robinson Worldwide, Inc.                                5,099        278,048
Expeditors International
   Washington, Inc.                                        6,386        216,677
FedEx Corp.                                                9,364        635,254
United Parcel Service, Inc., Class B                      29,925      1,607,870
                                                                   ------------
                                                                      2,737,849
                                                                   ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                    22,280        174,898
                                                                   ------------
AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) *                         7,273        123,787
Johnson Controls, Inc.                                    17,872        462,527
                                                                   ------------
                                                                        586,314
                                                                   ------------
AUTOMOBILES (0.4%)
Ford Motor Co. *                                          96,787        774,296
Harley-Davidson, Inc.                                      7,051        159,353
                                                                   ------------
                                                                        933,649
                                                                   ------------
BEVERAGES (2.4%)
Brown-Forman Corp., Class B                                2,936        129,037
Coca-Cola Co. (The)                                       59,875      2,984,170
Coca-Cola Enterprises, Inc.                                9,537        179,200
Constellation Brands, Inc.,
   Class A *                                               5,916         80,813
Molson Coors Brewing Co., Class B                          4,483        202,676
Pepsi Bottling Group, Inc.                                 4,110        139,535
PepsiCo, Inc.                                             46,819      2,656,978
                                                                   ------------
                                                                      6,372,409
                                                                   ------------
BEVERAGES-NON ALCOHOLIC (0.1%)
Dr. Pepper Snapple Group, Inc. *                           7,635        187,897
                                                                   ------------
BIOTECHNOLOGY (1.9%)
Amgen, Inc. *                                             30,446      1,897,090
Biogen Idec, Inc. *                                        8,678        412,639
Celgene Corp. *                                           13,843        788,497
Cephalon, Inc. *                                           2,220        130,203
Genzyme Corp. *                                            8,113        420,984
Gilead Sciences, Inc. *                                   27,259      1,333,783
                                                                   ------------
                                                                      4,983,196
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
BUILDING PRODUCTS (0.1%)
Life Technologies Corp. *                                  5,253   $    239,169
Masco Corp.                                               10,806        150,528
                                                                   ------------
                                                                        389,697
                                                                   ------------
CABLE TV (0.1%)
Time Warner Cable, Inc.                                   10,596        350,304
                                                                   ------------
CAPITAL MARKETS (3.0%)
Ameriprise Financial, Inc.                                 7,664        213,059
Bank of New York Mellon Corp. (The)                       35,952        982,928
Charles Schwab Corp. (The)                                28,242        504,685
E*Trade Financial Corp. *                                 30,291         45,436
Federated Investors, Inc., Class B                         2,692         69,804
Franklin Resources, Inc.                                   4,531        401,809
Goldman Sachs Group, Inc. (The)                           15,140      2,472,362
Invesco, Ltd.                                             12,370        244,307
Janus Capital Group, Inc.                                  4,850         66,251
Legg Mason, Inc.                                           4,304        121,115
Morgan Stanley                                            40,651      1,158,553
Northern Trust Corp.                                       7,247        433,443
SCANA Corp.                                                3,664        129,522
State Street Corp.                                        14,849        746,905
T Rowe Price Group, Inc.                                   7,683        358,873
                                                                   ------------
                                                                      7,949,052
                                                                   ------------
CHEMICALS (1.9%)
Air Products & Chemicals, Inc.                             6,310        470,726
CF Industries Holdings, Inc.                               1,456        114,937
Dow Chemical Co. (The)                                    32,357        684,998
E.I. du Pont de Nemours & Co.                             27,175        840,523
Eastman Chemical Co.                                       2,185        108,507
Ecolab, Inc.                                               5,050        209,626
International Flavors & Fragrances, Inc.                   2,367         83,460
Monsanto Co.                                              16,413      1,378,692
PPG Industries, Inc.                                       4,947        272,085
Praxair, Inc.                                              9,247        722,930
Sigma-Aldrich Corp.                                        3,672        186,354
                                                                   ------------
                                                                      5,072,838
                                                                   ------------
COMMERCIAL BANKS (2.5%)
BB&T Corp.                                                19,455        445,130
Comerica, Inc.                                             4,545        108,353
First Horizon National Corp. *                             6,463         82,856
Huntington Bancshares, Inc.                               16,348         66,863
Keycorp                                                   23,573        136,252
M&T Bank Corp.                                             2,460        143,467
Marshall & Ilsley Corp.                                   10,596         64,000
PNC Financial Services Group, Inc.                        13,843        507,484
Regions Financial Corp.                                   34,737        153,538
SunTrust Banks, Inc.                                      14,991        292,325
US Bancorp                                                57,074      1,164,880
Wells Fargo & Co.                                        140,027      3,425,060
Zions Bancorporation                                       3,468         47,096
                                                                   ------------
                                                                      6,637,304
                                                                   ------------

                                    Continued

                                                                   EQUITY INDEX
                                             SCHEDULE OF INVESTMENTS, CONTINUED
                                                                  JULY 31, 2009
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
COMMERCIAL SERVICES (0.1%)
Quanta Services, Inc. *                                    5,858   $    136,550
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Avery Dennison Corp.                                       3,390         90,615
Cintas Corp.                                               3,952         99,511
Dun & Bradstreet Corp.                                     1,599        115,112
Equifax, Inc.                                              3,796         98,886
Iron Mountain, Inc. *                                      5,417        158,230
Monster Worldwide, Inc. *                                  3,791         49,397
Pitney Bowes, Inc.                                         6,207        128,174
Republic Services, Inc.                                    9,683        257,568
Robert Half International, Inc.                            4,596        113,935
RR Donnelley & Sons Co.                                    6,172         85,791
Stericycle, Inc. *                                         2,554        130,765
Waste Management, Inc.                                    14,797        415,944
                                                                   ------------
                                                                      1,743,928
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.0%)
Ciena Corp. *                                              2,742         30,601
Cisco Systems, Inc. *                                    173,465      3,817,965
Corning, Inc.                                             46,732        794,444
Harris Corp.                                               3,982        124,676
JDS Uniphase Corp. *                                       6,630         38,852
Juniper Networks, Inc. *                                  15,734        411,129
Motorola, Inc.                                            68,943        493,632
Qualcomm, Inc.                                            49,774      2,300,056
Tellabs, Inc. *                                           11,902         69,032
                                                                   ------------
                                                                      8,080,387
                                                                   ------------
COMPUTERS & PERIPHERALS (5.5%)
Apple, Inc. *                                             26,830      4,383,754
Dell, Inc. *                                              52,300        699,774
EMC Corp. *                                               60,540        911,732
Hewlett-Packard Co.                                       71,765      3,107,424
International Business Machines
   Corp.                                                  39,740      4,686,538
Lexmark International, Inc.,
   Class A *                                               2,348         33,999
NetApp, Inc. *                                             9,947        223,410
QLogic Corp. *                                             3,574         46,641
SanDisk Corp. *                                            6,822        121,568
Sun Microsystems, Inc. *                                  22,443        205,802
Teradata Corp. *                                           5,194        127,617
Western Digital Corp. *                                    6,693        202,463
                                                                   ------------
                                                                     14,750,722
                                                                   ------------
CONSTRUCTION & ENGINEERING (0.2%)

Fluor Corp.                                                5,409        285,595
Jacobs Engineering Group, Inc. *                           3,713        152,159
                                                                   ------------
                                                                        437,754
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                       3,665   $    174,014
                                                                   ------------
CONSUMER FINANCE (0.7%)
American Express Co.                                      35,711      1,011,693
Capital One Financial Corp.                               13,589        417,182
Discover Financial Services                               16,118        191,482
SLM Corp. *                                               14,060        124,993
                                                                   ------------
                                                                      1,745,350
                                                                   ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                 2,827        136,714
Bemis Co., Inc.                                            3,005         79,092
Owens-Illinois, Inc. *                                     5,061        171,770
Pactiv Corp. *                                             3,968         99,914
Sealed Air Corp.                                           4,770         87,720
                                                                   ------------
                                                                        575,210
                                                                   ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                          4,795        169,839
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc., Class A *                              3,241        223,759
DeVry, Inc.                                                1,852         92,118
H&R Block, Inc.                                           10,215        170,488
                                                                   ------------
                                                                        486,365
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (3.8%)
Bank of America Corp. (b)                                259,857      3,843,285
Citigroup, Inc. (b)                                      165,794        525,567
CME Group, Inc.                                            1,996        556,545
IntercontinentalExchange, Inc. *                           2,190        205,991
JPMorgan Chase & Co.                                     117,325      4,534,611
Leucadia National Corp. *                                  5,451        133,550
Moody's Corp.                                              5,742        136,315
NASDAQ OMX Group, Inc. (The) *                             4,134         87,351
NYSE Euronext                                              7,819        210,722
                                                                   ------------
                                                                     10,233,937
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES (3.0%)
AT&T, Inc. (b)                                           177,438      4,654,199
CenturyTel, Inc.                                           8,911        279,716
Frontier Communications Corp.                              9,395         65,765
Qwest Communications International,
   Inc.                                                   44,492        171,739
Verizon Communications, Inc.                              85,428      2,739,676
Windstream Corp.                                          13,136        115,203
                                                                   ------------
                                                                      8,026,298
                                                                   ------------

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
ELECTRIC UTILITIES (2.2%)
Allegheny Energy, Inc.                                     5,095   $    128,445
American Electric Power Co., Inc.                         14,338        443,905
Duke Energy Corp.                                         38,709        599,215
Edison International                                       9,799        316,704
Entergy Corp.                                              5,898        473,786
Exelon Corp.                                              19,812      1,007,638
FirstEnergy Corp.                                          9,168        377,722
FPL Group, Inc.                                           12,354        700,101
Northeast Utilities                                        5,267        121,194
Pepco Holdings, Inc.                                       6,616         95,138
Pinnacle West Capital Corp.                                3,040         97,158
PPL Corp.                                                 11,310        382,165
Progress Energy, Inc.                                      8,392        330,981
Southern Co.                                              23,531        738,873
                                                                   ------------
                                                                      5,813,025
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
Cooper Industries, Ltd., Class A                           5,007        164,981
Emerson Electric Co.                                      22,599        822,151
Rockwell Automation, Inc.                                  4,265        176,614
                                                                   ------------
                                                                      1,163,746
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Agilent Technologies, Inc. *                              10,326        239,770
Amphenol Corp., Class A                                    5,152        171,819
FLIR Systems, Inc. *                                       4,519         97,113
Jabil Circuit, Inc.                                        6,429         58,890
Molex, Inc.                                                4,169         74,041
                                                                   ------------
                                                                        641,633
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc.                                         9,317        377,339
BJ Services Co.                                            8,784        124,557
Cameron International Corp. *                              6,525        203,776
Diamond Offshore Drilling, Inc.                            2,090        187,828
ENSCO International, Inc.                                  4,265        161,601
FMC Technologies, Inc. *                                   3,717        161,690
Halliburton Co.                                           26,980        595,988
Nabors Industries, Ltd. *                                  8,512        144,874
National Oilwell Varco, Inc. *                            12,576        451,981
Rowan Cos., Inc.                                           3,401         72,543
Schlumberger, Ltd.                                        35,981      1,924,984
Smith International, Inc.                                  6,595        165,732
                                                                   ------------
                                                                      4,572,893
                                                                   ------------
FOOD & STAPLES RETAILING (2.9%)
Costco Wholesale Corp.                                    13,053        646,124
CVS Caremark Corp.                                        43,785      1,465,922
Kroger Co. (The)                                          19,619        419,454
Safeway, Inc.                                             12,809        242,474
SUPERVALU, Inc.                                            6,364         94,378
SYSCO Corp.                                               17,741        421,526
Walgreen Co.                                              29,825        926,066
Wal-Mart Stores, Inc.                                     67,114      3,347,646
Whole Foods Market, Inc. *                                 4,224        102,179
                                                                   ------------
                                                                      7,665,769
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                                19,308   $    581,557
Campbell Soup Co.                                          6,005        186,335
ConAgra Foods, Inc.                                       13,450        264,023
Dean Foods Co. *                                           5,324        112,816
General Mills, Inc.                                        9,894        582,856
Hershey Co. (The)                                          4,984        199,111
HJ Heinz Co.                                               9,462        363,909
Hormel Foods Corp.                                         2,100         75,411
JM Smucker Co. (The)                                       3,562        178,207
Kellogg Co.                                                7,593        360,667
Kraft Foods, Inc., Class A                                44,292      1,255,235
McCormick & Co., Inc.                                      3,919        126,270
Sara Lee Corp.                                            20,921        222,599
Tyson Foods, Inc., Class A                                 9,085        103,842
                                                                   ------------
                                                                      4,612,838
                                                                   ------------
GAS-DISTRIBUTION (0.1%)
EQT Corp.                                                  3,937        151,102
Nicor, Inc.                                                1,360         49,558
Questar Corp.                                              5,235        173,122
                                                                   ------------
                                                                        373,782
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.9%)
Baxter International, Inc.                                18,196      1,025,709
Becton Dickinson & Co.                                     7,204        469,341
Boston Scientific Corp. *                                 45,304        486,565
CR Bard, Inc.                                              2,986        219,680
DENTSPLY International, Inc.                               4,467        148,974
Hospira, Inc. *                                            4,826        185,463
Intuitive Surgical, Inc. *                                 1,138        258,690
Medtronic, Inc.                                           33,630      1,191,175
St. Jude Medical, Inc. *                                  10,416        392,787
Stryker Corp.                                              7,166        278,614
Varian Medical Systems, Inc. *                             3,770        132,968
Zimmer Holdings, Inc. *                                    6,469        301,455
                                                                   ------------
                                                                      5,091,421
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (2.1%)
Aetna, Inc.                                               13,440        362,477
AmerisourceBergen Corp.                                    9,082        179,097
Cardinal Health, Inc.                                     10,829        360,606
CIGNA Corp.                                                8,204        232,994
Coventry Health Care, Inc. *                               4,464        102,672
DaVita, Inc. *                                             3,110        154,567
Express Scripts, Inc. *                                    8,155        571,176
Humana, Inc. *                                             5,101        167,568
Laboratory Corp. of America
   Holdings *                                              3,257        218,838
McKesson Corp.                                             8,163        417,537
Medco Health Solutions, Inc. *                            14,507        766,840
Patterson Cos., Inc. *                                     2,751         69,765
Quest Diagnostics, Inc.                                    4,516        246,664
Tenet Healthcare Corp. *                                  12,558         49,604
UnitedHealth Group, Inc.                                  35,774      1,003,818
WellPoint, Inc. *                                         14,575        767,228
                                                                   ------------
                                                                      5,671,451
                                                                   ------------

                                  Continued

                                                                   EQUITY INDEX
                                             SCHEDULE OF INVESTMENTS, CONTINUED
                                                                  JULY 31, 2009
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
HEALTHCARE TECHNOLOGY (0.0%)
IMS Health, Inc.                                           5,467   $     65,604
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.5%)
Carnival Corp.                                            13,177        368,824
Darden Restaurants, Inc.                                   4,124        133,576
International Game Technology                              8,911        175,992
Marriott International, Inc.,
   Class A                                                 8,928        192,305
McDonald's Corp.                                          33,179      1,826,836
Starbucks Corp. *                                         22,132        391,737
Starwood Hotels & Resorts
Worldwide, Inc.                                            5,614        132,547
Wyndham Worldwide Corp.                                    5,356         74,716
Wynn Resorts, Ltd. *                                       2,036        104,182
Yum! Brands, Inc.                                         13,882        492,256
                                                                   ------------
                                                                      3,892,971
                                                                   ------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker Corp.                                       1,808         67,981
Centex Corp. *                                             3,744         40,847
DR Horton, Inc.                                            8,292         96,104
Fortune Brands, Inc.                                       4,517        178,738
Harman International Industries, Inc.                      2,085         51,458
KB Home                                                    2,217         37,002
Leggett & Platt, Inc.                                      4,714         81,788
Lennar Corp., Class A                                      4,246         50,272
Newell Rubbermaid, Inc.                                    8,349        107,451
Pulte Homes, Inc.                                          6,454         73,382
Snap-On, Inc.                                              1,732         61,711
Stanley Works (The)                                        2,378         95,477
Whirlpool Corp.                                            2,220        126,740
                                                                   ------------
                                                                      1,068,951
                                                                   ------------

HOUSEHOLD PRODUCTS (2.6%)
Clorox Co.                                                 4,182        255,144
Colgate-Palmolive Co.                                     15,024      1,088,338
Kimberly-Clark Corp.                                      12,457        728,112
Procter & Gamble Co. (The)                                87,658      4,865,896
                                                                   ------------
                                                                      6,937,490
                                                                   ------------

INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS (0.2%)
AES Corp. (The) *                                         20,050        256,440
Constellation Energy Group, Inc.                           5,990        171,913
Dynegy, Inc., Class A *                                   15,234         30,620
                                                                   ------------
                                                                        458,973
                                                                   ------------
INDUSTRIAL CONGLOMERATES (2.2%)
3M Co.                                                    20,883      1,472,669
General Electric Co. (b)                                 318,475      4,267,565
Textron, Inc.                                              8,084        108,649
                                                                   ------------
                                                                      5,848,883
                                                                   ------------

                                    Continued

                                                       SHARES         VALUE
                                                   -------------   ------------
Common Stocks, continued
INSURANCE (2.4%)
Aflac, Inc.                                               14,058   $    532,236
Allstate Corp. (The)                                      16,131        434,085
American International Group, Inc.                         4,046         53,165
AON Corp.                                                  8,325        328,421
Assurant, Inc.                                             3,541         90,366
Chubb Corp.                                               10,589        489,000
Cincinnati Financial Corp.                                 4,889        118,069
Genworth Financial, Inc., Class A                         13,028         89,893
Hartford Financial Services Group, Inc.                    9,787        161,388
Lincoln National Corp.                                     8,905        188,697
Loews Corp.                                               10,863        326,107
Marsh & McLennan Cos., Inc.                               15,715        320,900
MBIA, Inc. *                                               5,126         21,478
MetLife, Inc.                                             24,616        835,713
Principal Financial Group, Inc.                            9,343        221,429
Progressive Corp. (The) *                                 20,481        319,094
Prudential Financial, Inc.                                13,920        616,239
Torchmark Corp.                                            2,488         97,181
Travelers Cos., Inc. (The)                                17,606        758,291
Unum Group                                                 9,963        187,006
XL Capital, Ltd., Class A                                 10,288        144,855
                                                                   ------------
                                                                      6,333,613
                                                                   ------------
INTERNET & CATALOG RETAIL (0.4%)
Amazon.com, Inc. *                                         9,691        831,100
Expedia, Inc. *                                            6,328        131,053
                                                                   ------------
                                                                        962,153
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.8%)
Akamai Technologies, Inc. *                                5,198         85,455
eBay, Inc. *                                              32,502        690,668
Google, Inc., Class A *                                    7,221      3,199,264
VeriSign, Inc. *                                           5,800        118,552
Yahoo!, Inc. *                                            41,951        600,738
                                                                   ------------
                                                                      4,694,677
                                                                   ------------
IT SERVICES (1.0%)
Affiliated Computer Services, Inc.,
   Class A *                                               2,935        139,148
Automatic Data Processing, Inc.                           15,086        561,953
Cognizant Technology Solutions
   Corp., Class A *                                        8,785        259,948
Computer Sciences Corp. *                                  4,556        219,463
Convergys Corp. *                                          3,689         39,509
Fidelity National Information
   Services, Inc.                                          5,752        134,712
Fiserv, Inc. *                                             4,680        221,879
Mastercard, Inc., Class A                                  2,179        422,791
Paychex, Inc.                                              9,658        255,937
Total System Services, Inc.                                5,929         87,038
Western Union Co. (The)                                   21,091        368,671
                                                                   ------------
                                                                      2,711,049
                                                                   ------------

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak Co.                                          8,066   $     23,956
Hasbro, Inc.                                               3,743         99,190
Mattel, Inc.                                              10,783        189,565
                                                                   ------------
                                                                        312,711
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Millipore Corp. *                                          1,667        116,023
PerkinElmer, Inc.                                          3,506         61,811
Thermo Fisher Scientific, Inc. *                          12,580        569,622
Waters Corp. *                                             2,899        145,675
                                                                   ------------
                                                                        893,131
                                                                   ------------
MACHINERY (1.5%)
Caterpillar, Inc.                                         18,096        797,310
Cummins, Inc.                                              6,069        261,028
Danaher Corp.                                              7,669        469,649
Deere & Co.                                               12,714        556,110
Dover Corp.                                                5,594        190,252
Eaton Corp.                                                4,980        258,562
Flowserve Corp.                                            1,685        136,097
Illinois Tool Works, Inc.                                 11,563        468,880
ITT Corp.                                                  5,474        270,416
Manitowoc Co., Inc. (The)                                  3,920         24,226
PACCAR, Inc.                                              10,922        378,447
Pall Corp.                                                 3,547        106,694
Parker Hannifin Corp.                                      4,827        213,739
                                                                   ------------
                                                                      4,131,410
                                                                   ------------
MEDIA (2.4%)
CBS Corp., Class B                                        20,435        167,363
Comcast Corp., Class A                                    86,716      1,288,600
DIRECTV Group, Inc. (The) *                               15,763        408,262
Gannett Co., Inc.                                          6,991         48,937
Interpublic Group of Cos., Inc. *                         14,387         74,956
McGraw-Hill Cos., Inc. (The)                               9,458        296,508
Meredith Corp.                                             1,083         28,667
New York Times Co. (The), Class A                          3,508         27,608
News Corp., Class A                                       69,179        714,619
Omnicom Group, Inc.                                        9,348        317,832
Scripps Networks Interactive, Inc.,
   Class A                                                 2,721         87,834
Time Warner, Inc.                                         35,983        959,307
Viacom, Inc., Class B *                                   18,238        422,392
Walt Disney Co. (The)                                     55,841      1,402,726
Washington Post Co. (The), Class B                           181         81,721
                                                                   ------------
                                                                      6,327,332
                                                                   ------------

METALS & MINING (0.9%)
AK Steel Holding Corp.                                     3,287         64,655
Alcoa, Inc.                                               29,301        344,580
Allegheny Technologies, Inc.                               2,948         79,832
Freeport-McMoRan Copper &
   Gold, Inc.                                             12,383        746,695
Newmont Mining Corp.                                      14,719        608,631
Nucor Corp.                                                9,451        420,286

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
METALS & MINING, CONTINUED
Titanium Metals Corp.                                      2,560   $     21,427
United States Steel Corp.                                  4,311        171,362
                                                                   ------------
                                                                      2,457,468
                                                                   ------------
MULTILINE RETAIL (0.8%)
Big Lots, Inc. *                                           2,483         57,208
Family Dollar Stores, Inc.                                 4,218        132,529
JC Penney Co., Inc.                                        7,088        213,703
Kohl's Corp. *                                             9,184        445,883
Macy's, Inc.                                              12,648        175,934
Nordstrom, Inc.                                            4,815        127,309
Sears Holdings Corp. *                                     1,623        107,670
Target Corp.                                              22,624        986,859
                                                                   ------------
                                                                      2,247,095
                                                                   ------------
MULTI-UTILITIES (1.3%)
Ameren Corp.                                               6,423        163,337
Centerpoint Energy, Inc.                                  10,504        126,573
CMS Energy Corp.                                           6,822         88,277
Consolidated Edison, Inc.                                  8,252        324,799
Dominion Resources, Inc.                                  17,743        599,713
DTE Energy Co.                                             4,928        169,819
Integrys Energy Group, Inc.                                2,298         77,626
NiSource, Inc.                                             8,258        106,446
PG&E Corp.                                                11,078        447,219
Public Service Enterprise Group, Inc.                     15,217        493,792
Sempra Energy                                              7,347        385,203
TECO Energy, Inc.                                          6,402         86,363
Wisconsin Energy Corp.                                     3,516        151,082
Xcel Energy, Inc.                                         13,704        273,258
                                                                   ------------
                                                                      3,493,507
                                                                   ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.                                               26,008        213,006
                                                                   ------------
OIL & GAS (10.0%)
Anadarko Petroleum Corp.                                  15,013        723,627
Apache Corp.                                              10,081        846,300
Cabot Oil & Gas Corp.                                      3,117        109,500
Chesapeake Energy Corp.                                   16,949        363,387
Chevron Corp.                                             60,289      4,188,277
ConocoPhillips                                            44,557      1,947,586
Consol Energy, Inc.                                        5,433        193,034
Denbury Resources, Inc. *                                  7,484        124,234
Devon Energy Corp.                                        13,350        775,501
El Paso Corp.                                             21,083        212,095
EOG Resources, Inc.                                        7,527        557,224
Exxon Mobil Corp. (b)                                    146,754     10,330,014
Hess Corp.                                                 8,557        472,346
Marathon Oil Corp.                                        21,286        686,473
Massey Energy Co.                                          2,571         68,389
Murphy Oil Corp.                                           5,738        333,952
Noble Energy, Inc.                                         5,213        318,619
Occidental Petroleum Corp.                                24,378      1,739,127

                                   Continued

                                                                   EQUITY INDEX
                                             SCHEDULE OF INVESTMENTS, CONTINUED
                                                                  JULY 31, 2009
-------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
OIL & GAS, CONTINUED
Peabody Energy Corp.                                       8,041   $    266,238
Range Resources Corp.                                      4,708        218,498
Southwestern Energy Co. *                                 10,335        428,179
Spectra Energy Corp.                                      19,397        356,129
Sunoco, Inc.                                               3,515         86,785
Tesoro Corp.                                               4,161         54,467
Valero Energy Corp.                                       16,730        301,140
Williams Cos., Inc. (The)                                 17,446        291,174
XTO Energy, Inc.                                          17,434        701,370
                                                                   ------------
                                                                     26,693,665
                                                                   ------------
OIL GAS & CONSUMABLE FUELS (0.0%)
Pioneer Natural Resources Co.                              3,428         97,869
                                                                   ------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                                   12,998        244,492
MeadWestvaco Corp.                                         5,146        100,296
Weyerhaeuser Co.                                           6,356        222,714
                                                                   ------------
                                                                        567,502
                                                                   ------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                       12,839        415,727
Estee Lauder Cos., Inc. (The),
   Class A                                                 3,490        127,175
                                                                   ------------
                                                                        542,902
                                                                   ------------
PHARMACEUTICALS (7.1%)
Abbott Laboratories                                       46,479      2,091,090
Allergan, Inc.                                             9,248        494,121
Bristol-Myers Squibb Co.                                  59,574      1,295,139
Eli Lilly & Co.                                           30,409      1,060,970
Forest Laboratories, Inc. *                                9,071        234,304
Johnson & Johnson                                         82,872      5,046,076
King Pharmaceuticals, Inc. *                               7,457         67,635
Merck & Co., Inc.                                         63,417      1,903,144
Mylan, Inc. *                                              9,174        121,005
Pfizer, Inc.                                             202,941      3,232,850
Schering-Plough Corp.                                     48,971      1,298,221
Watson Pharmaceuticals, Inc. *                             3,170        110,094
Wyeth                                                     40,106      1,866,935
                                                                   ------------
                                                                     18,821,584
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Apartment Investment & Management
   Co., Class A                                            3,522         33,036
AvalonBay Communities, Inc.                                2,403        139,855
Boston Properties, Inc.                                    4,166        220,381
Equity Residential                                         8,236        197,664
HCP, Inc.                                                  8,194        211,077
Health Care REIT, Inc.                                     3,340        133,800
Host Hotels & Resorts, Inc.                               18,081        164,176
Kimco Realty Corp.                                         9,734         95,783
Plum Creek Timber Co., Inc.                                4,896        153,147
ProLogis                                                  13,311        117,004
Public Storage                                             3,772        273,734

                                   Continued

                                                       SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS, CONTINUED
Simon Property Group, Inc.                                 8,247   $    459,523
Ventas, Inc.                                               4,707        166,157
Vornado Realty Trust                                       4,774        243,569
                                                                   ------------
                                                                      2,608,906
                                                                   ------------
REAL ESTATE MANAGEMENT &
   DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc.,
   Class A *                                               7,116         77,564
                                                                   ------------
ROAD & RAIL (1.0%)
Burlington Northern Santa Fe Corp.                         8,374        658,113
CSX Corp.                                                 11,773        472,333
Norfolk Southern Corp.                                    11,038        477,393
Ryder System, Inc.                                         1,681         59,053
Union Pacific Corp.                                       15,161        872,061
                                                                   ------------
                                                                      2,538,953
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (2.6%)
Advanced Micro Devices, Inc. *                            16,859         61,704
Altera Corp.                                               8,825        164,939
Analog Devices, Inc.                                       8,759        239,734
Applied Materials, Inc.                                   40,090        553,242
Broadcom Corp., Class A *                                 12,855        362,897
Intel Corp.                                              167,965      3,233,326
Kla-Tencor Corp.                                           5,109        162,875
Linear Technology Corp.                                    6,685        179,626
LSI Corp. *                                               19,515        101,088
MEMC Electronic Materials, Inc. *                          6,721        118,424
Microchip Technology, Inc.                                 5,500        148,115
Micron Technology, Inc. *                                 25,465        162,722
National Semiconductor Corp.                               5,870         88,402
Novellus Systems, Inc. *                                   2,937         57,477
Nvidia Corp. *                                            16,427        212,401
Teradyne, Inc. *                                           5,206         41,023
Texas Instruments, Inc.                                   38,298        921,067
Xilinx, Inc.                                               8,286        179,723
                                                                   ------------
                                                                      6,988,785
                                                                   ------------
SOFTWARE (4.0%)
Adobe Systems, Inc. *                                     15,751        510,648
Autodesk, Inc. *                                           6,869        149,813
BMC Software, Inc. *                                       5,562        189,275
CA, Inc.                                                  11,859        250,699
Citrix Systems, Inc. *                                     5,443        193,771
Compuware Corp. *                                          7,277         53,341
Electronic Arts, Inc. *                                    9,713        208,538
Intuit, Inc. *                                             9,716        288,565
McAfee, Inc. *                                             4,673        208,322
Microsoft Corp. (b)                                      230,182      5,413,881
Novell, Inc. *                                            10,381         47,545
Oracle Corp.                                             113,903      2,520,673
Red Hat, Inc. *                                            5,682        129,720
Salesforce.com, Inc. *                                     3,194        138,428
Symantec Corp. *                                          24,596        367,218
                                                                   ------------
                                                                     10,670,437
                                                                   ------------

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
-------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Co., Class A                           2,643   $     75,563
AutoNation, Inc. *                                         3,249         67,189
AutoZone, Inc. *                                           1,086        166,777
Bed Bath & Beyond, Inc. *                                  7,809        271,363
Best Buy Co., Inc.                                        10,266        383,640
GameStop Corp., Class A *                                  4,951        108,377
Gap, Inc. (The)                                           13,831        225,722
Home Depot, Inc.                                          51,014      1,323,303
Limited Brands, Inc.                                       8,124        105,125
Lowe's Cos., Inc.                                         44,405        997,336
Office Depot, Inc. *                                       8,261         37,588
O'Reilly Automotive, Inc. *                                4,080        165,893
RadioShack Corp.                                           3,763         58,364
Sherwin-Williams Co. (The)                                 2,958        170,825
Staples, Inc.                                             21,513        452,203
Tiffany & Co.                                              3,731        111,296
TJX Cos., Inc.                                            12,437        450,593
                                                                   ------------
                                                                      5,171,157
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (0.5%)
Coach, Inc.                                                9,551        282,614
Nike, Inc., Class B                                       11,653        660,026
Polo Ralph Lauren Corp.                                    1,700        107,185
VF Corp.                                                   2,661        172,140
                                                                   ------------
                                                                      1,221,965
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Hudson City Bancorp, Inc.                                 15,684        220,517
People's United Financial, Inc.                           10,475        170,219
                                                                   ------------
                                                                        390,736
                                                                   ------------
TOBACCO (1.7%)
Altria Group, Inc.                                        62,183      1,090,068
Lorillard, Inc.                                            5,058        372,875
Philip Morris International, Inc.                         58,993      2,749,074
Reynolds American, Inc.                                    5,082        221,118
                                                                   ------------
                                                                      4,433,135
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co.                                               3,886        138,225
WW Grainger, Inc.                                          1,871        168,222
                                                                   ------------
                                                                        306,447
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
American Tower Corp., Class A *                           11,960        407,716
MetroPCS Communications, Inc. *                            7,620         90,297
Sprint Nextel Corp. *                                     86,352        345,408
                                                                   ------------
                                                                        843,421
                                                                   ------------
TOTAL COMMON STOCKS                                                 260,182,973
                                                                   ------------

                                    Continued

                                                       SHARES         VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (2.4%)
COMMERCIAL BANKS (0.1%)
Fifth Third Bancorp                                       23,902   $    227,069
                                                                   ------------
FIFTH THIRD FUNDS (2.3%)
Fifth Third Institutional Money
   Market Fund (a)                                     6,252,662      6,252,662
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       6,479,731
                                                                   ------------
TOTAL INVESTMENTS (COST
   $156,605,261) - 100.0%                                           266,662,704

OTHER ASSETS IN EXCESS OF
   LIABILITIES - 0.0%                                                   112,486
                                                                   ------------
NET ASSETS - 100.0%                                                $266,775,190
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional  Shares of underlying fund.

(b) All or part of this security has been designated as collateral for futures contracts.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                           INTERNATIONAL EQUITY
                                                        SCHEDULE OF INVESTMENTS
                                                                  JULY 31, 2009
-------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
FOREIGN STOCKS (95.0%)
AUSTRALIA (7.7%)
Amcor, Ltd.                                               36,097   $    149,439
Australia & New Zealand Banking
   Group, Ltd.                                            63,767        988,233
BHP Billiton, Ltd.                                       118,886      3,763,436
Billabong International, Ltd.                             41,721        321,019
BlueScope Steel, Ltd.                                     84,905        239,305
Boral, Ltd.                                               47,393        197,789
Brambles, Ltd.                                           105,773        529,895
Coca-Cola Amatil, Ltd.                                   145,656      1,136,575
Commonwealth Bank of Australia                            69,683      2,494,357
Goodman Fielder, Ltd.                                    747,726        866,124
National Australia Bank, Ltd.                             60,847      1,238,138
Qantas Airways, Ltd.                                     433,696        841,514
QBE Insurance Group, Ltd.                                 51,199        834,995
Tatts Group, Ltd.                                        670,727      1,374,358
Telstra Corp., Ltd.                                      417,415      1,232,340
Westpac Banking Corp.                                     63,393      1,149,976
Woolworths, Ltd.                                          73,463      1,674,261
                                                                   ------------
                                                                     19,031,754
                                                                   ------------
AUSTRIA (1.1%)
Erste Group Bank AG                                       28,260        986,432
Raiffeisen International Bank
   Holding AG                                              8,406        375,127
Voestalpine AG                                            48,007      1,332,222
                                                                   ------------
                                                                      2,693,781
                                                                   ------------
BELGIUM (0.7%)
Anheuser-Busch InBev NV                                   10,927        434,755
Delhaize Group                                            16,549      1,183,374
                                                                   ------------
                                                                      1,618,129
                                                                   ------------
DENMARK (1.5%)
Carlsberg AS, Class B                                      8,598        596,546
Novo Nordisk AS, Class B                                  51,860      3,052,223
                                                                   ------------
                                                                      3,648,769
                                                                   ------------
FINLAND (0.3%)
Nokia Oyj                                                 54,132        720,621
Rautaruukki Oyj                                            3,481         75,315
                                                                   ------------
                                                                        795,936
                                                                   ------------
FRANCE (8.7%)
Air France-KLM *                                          30,000        377,605
AXA SA                                                    61,324      1,296,217
BNP Paribas                                               19,260      1,404,132
Bouygues SA                                               54,760      2,332,506
Christian Dior SA                                            246         21,353
Cie de Saint-Gobain                                        7,731        313,490
CNP Assurances                                             1,509        137,886
Compagnie Generale des
   Etablissements Michelin, Class B                       24,705      1,783,841
France Telecom SA (b)                                    142,673      3,560,689

                                    Continued

                                                       SHARES         VALUE
                                                   -------------   ------------
FOREIGN STOCKS, CONTINUED
FRANCE, CONTINUED
Neopost SA                                                 9,727   $    828,367
Sanofi-Aventis SA (b)                                     45,855      3,003,813
Schneider Electric SA                                      5,380        488,765
SCOR SE                                                   24,542        589,233
Total SA (b)                                              61,353      3,402,539
Vallourec SA                                               2,987        392,955
Vinci SA                                                  17,405        885,870
Vivendi                                                   27,372        703,215
                                                                   ------------
                                                                     21,522,476
                                                                   ------------
GERMANY (6.9%)
BASF SE                                                   73,867      3,701,736
Bayerische Motoren Werke AG                               33,733      1,559,222
Deutsche Lufthansa AG                                     61,598        832,302
Hamburger Hafen und Logistik AG                           13,576        623,066
Hannover Rueckversicherung AG *                            9,984        406,272
Henkel AG & Co., KGaA                                     18,114        570,059
Hochtief AG                                               17,974      1,079,044
K+S AG                                                     6,028        338,341
MAN SE                                                     4,619        319,298
Muenchener Rueckversicherungs AG                          14,972      2,263,916
RWE AG                                                    37,045      3,128,413
Salzgitter AG                                             11,485      1,164,694
Suedzucker AG                                             17,917        376,417
Volkswagen AG                                              1,750        629,205
                                                                   ------------
                                                                     16,991,985
                                                                   ------------
GREAT BRITAIN (20.0%)
Admiral Group PLC                                         59,598        952,248
AstraZeneca PLC (b)                                       86,985      4,072,874
Aviva PLC                                                 33,701        197,458
Barclays PLC                                             524,613      2,649,176
BHP Billiton PLC                                          55,233      1,442,086
BP PLC (b)                                               551,673      4,581,908
British American Tobacco PLC                              67,548      2,096,485
Carnival PLC                                              50,253      1,464,003
Diageo PLC                                                14,128        221,369
Experian PLC                                             103,823        856,750
GlaxoSmithKline PLC                                      149,906      2,877,217
Home Retail Group PLC                                    193,219      1,013,475
HSBC Holdings PLC                                        349,070      3,532,153
Investec PLC                                             231,563      1,562,730
J Sainsbury PLC                                          188,575      1,000,141
Kazakhmys PLC                                              3,052         43,666
Lloyds Banking Group PLC                                 329,574        467,956
Man Group PLC                                            237,893      1,099,772
Marks & Spencer Group PLC                                323,370      1,867,650
National Grid PLC                                         74,991        699,626
Next PLC                                                  57,609      1,640,772
Old Mutual PLC                                           295,230        472,553
Royal Bank of Scotland Group PLC *                       444,253        332,796
Royal Dutch Shell PLC, Class A                           165,512      4,346,259
Royal Dutch Shell PLC, Class B (b)                        60,663      1,574,739

                                    Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
FOREIGN STOCKS, CONTINUED
GREAT BRITAIN, CONTINUED
RSA Insurance Group PLC                                   97,332   $    205,837
Standard Chartered PLC                                   113,956      2,704,985
Standard Life PLC                                         71,669        236,805
Tomkins PLC                                              254,512        752,515
Vedanta Resources PLC                                     20,031        590,248
Vodafone Group PLC                                     1,426,910      2,924,655
Wolseley PLC *                                            15,250        341,102
Xstrata PLC                                               37,735        509,444
                                                                   ------------
                                                                     49,331,453
                                                                   ------------
GREECE (0.6%)
National Bank of Greece SA *                              31,224        911,433
   OPAP SA                                                25,863        621,133
                                                                   ------------
                                                                      1,532,566
                                                                   ------------
HONG KONG (2.0%)
Chinese Estates Holdings, Ltd.                           127,000        221,880
Hang Seng Bank, Ltd.                                      21,780        353,817
Henderson Land Development
   Co., Ltd.                                             244,000      1,616,686
Hong Kong Exchanges and
   Clearing, Ltd.                                         65,900      1,240,613
HongKong Electric Holdings, Ltd.                          35,500        195,134
Hopewell Holdings, Ltd.                                  223,000        725,105
Hutchison Whampoa, Ltd.                                   14,000        104,412
NWS Holdings, Ltd.                                        52,000         99,840
Wheelock & Co., Ltd.                                     133,201        373,820
                                                                   ------------
                                                                      4,931,307
                                                                   ------------
ITALY (4.2%)
Enel SpA                                                 593,848      3,226,943
ENI SpA (b)                                              154,636      3,599,174
Parmalat SpA                                             521,406      1,302,759
Telecom Italia SpA                                       496,297        776,694
UniCredit SpA *                                          468,337      1,371,754
                                                                   ------------
                                                                     10,277,324
                                                                   ------------
JAPAN (21.4%)
Aeon Co., Ltd.                                            96,900        942,119
Aeon Credit Service Co., Ltd.                             59,700        680,123
Aisin Seiki Co., Ltd.                                     45,918      1,181,615
Asahi Glass Co., Ltd.                                    114,000        990,309
Asahi Kasei Corp.                                        312,000      1,612,343
Astellas Pharma, Inc.                                     28,300      1,079,662
Brother Industries, Ltd.                                  34,600        311,903
Canon, Inc.                                               59,199      2,208,428
Chubu Electric Power Co., Inc.                            50,000      1,204,756
Chugoku Bank, Ltd. (The)                                   8,000        107,878
Credit Saison Co., Ltd.                                   36,800        480,685
Daito Trust Construction Co., Ltd.                        11,500        566,341
Denso Corp.                                                2,000         59,075
Electric Power Development Co., Ltd.                       2,600         77,210
Elpida Memory, Inc. *                                     37,600        429,147
Fast Retailing Co., Ltd.                                   4,200        545,501

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Fuji Media Holdings, Inc.                                    249   $    398,137
Fukuoka Financial Group, Inc.                            104,000        456,116
Furukawa Electric Co., Ltd. (The)                        147,000        709,950
Hitachi Construction Machinery
   Co., Ltd.                                               1,900         33,713
Honda Motor Co., Ltd.                                     70,200      2,262,721
Hoya Corp.                                                24,300        586,795
JFE Holdings, Inc.                                        31,400      1,264,296
JTEKT Corp.                                               22,000        249,004
Kaneka Corp.                                              86,000        598,024
Kansai Electric Power Co., Inc. (The)                     28,000        625,839
Kao Corp.                                                 44,000        997,411
Kirin Holdings Co., Ltd.                                  12,000        179,572
Kubota Corp.                                              83,000        747,329
Kyushu Electric Power Co., Inc.                           48,300      1,041,289
Lawson, Inc.                                              10,500        436,090
Mitsubishi UFJ Financial Group, Inc.                     163,162        975,954
Mitsubishi UFJ Lease & Finance
   Co., Ltd.                                              22,154        678,960
Mizuho Financial Group, Inc.                              53,600        121,786
Murata Manufacturing Co., Ltd.                            27,700      1,358,288
NEC Corp. *                                               75,000        263,144
Nintendo Co., Ltd.                                         1,300        351,567
Nippon Express Co., Ltd.                                 363,000      1,668,745
Nippon Mining Holdings, Inc.                              73,000        347,160
Nippon Paper Group, Inc.                                  56,100      1,446,594
Nippon Telegraph & Telephone Corp.                         7,300        301,643
Nissan Motor Co., Ltd.                                   195,032      1,420,101
Nomura Holdings, Inc.                                    102,100        894,488
NSK, Ltd.                                                 43,000        233,120
NTN Corp.                                                350,000      1,416,645
NTT Data Corp.                                                11         37,083
NTT DoCoMo, Inc.                                             921      1,335,389
Panasonic Corp.                                            4,800         76,090
Resona Holdings, Inc.                                     25,500        376,740
Ricoh Co., Ltd.                                           30,500        400,328
Sankyo Co., Ltd.                                             900         53,643
Santen Pharmaceutical Co., Ltd.                           21,400        668,291
Seiko Epson Corp.                                         12,800        196,954
Sekisui House, Ltd.                                       62,000        584,454
Sharp Corp.                                               10,000        111,281
Shin-Etsu Chemical Co., Ltd.                               1,900        102,404
Shiseido Co., Ltd.                                         2,000         32,634
Softbank Corp.                                             4,600         97,955
Sojitz Corp.                                              42,400         88,721
Sony Corp.                                                42,500      1,201,453
Sony Financial Holdings, Inc.                                 81        249,698
Sumco Corp.                                               26,600        498,970
Sumitomo Corp.                                            75,100        743,659
Sumitomo Electric Industries, Ltd.                       205,100      2,555,486
Sumitomo Mitsui Financial Group, Inc.                     13,700        586,367
Suzuken Co., Ltd.                                         13,100        395,250
Taiheiyo Cement Corp.                                     44,000         66,494

                                    Continued

                                                           INTERNATIONAL EQUITY
                                             SCHEDULE OF INVESTMENTS, CONTINUED
                                                                  JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Takeda Pharmaceutical Co., Ltd.                            9,000   $    364,280
TDK Corp.                                                 21,300      1,120,993
Tohoku Electric Power Co., Inc.                           17,700        368,684
Tokio Marine Holdings, Inc.                               21,800        633,554
Tokyo Tatemono Co., Ltd.                                   3,000         14,711
Tokyu Land Corp.                                           9,000         36,333
TonenGeneral Sekiyu KK                                    33,000        315,266
Tosoh Corp.                                                   77            225
Toyota Motor Corp.(b)                                     42,600      1,796,291
Toyota Tsusho Corp.                                        4,700         72,220
Trend Micro, Inc.                                         13,000        449,247
USS Co., Ltd.                                             13,020        814,567
West Japan Railway Co.                                       468      1,493,643
Yamazaki Baking Co., Ltd.                                 31,000        389,527
                                                                   ------------
                                                                     52,870,461
                                                                   ------------
LUXEMBOURG (0.1%)
ArcelorMittal                                              3,852        138,629
                                                                   ------------
NETHERLANDS (2.3%)
European Aeronautic Defence and
   Space Co. NV                                           25,366        483,742
Fugro NV                                                  23,356      1,048,113
ING Groep NV                                             105,734      1,356,022
Koninklijke Ahold NV                                     175,098      1,991,296
Koninklijke KPN NV                                        56,160        844,073
                                                                   ------------
                                                                      5,723,246
                                                                   ------------
NORWAY (1.4%)
DnB NOR ASA *                                            127,800      1,112,147
StatoilHydro ASA                                         114,999      2,457,785
                                                                   ------------
                                                                      3,569,932
                                                                   ------------
PORTUGAL (0.2%)
Jeronimo Martins SGPS SA                                  60,080        421,309
                                                                   ------------
SINGAPORE (1.2%)
DBS Group Holdings, Ltd.                                  41,000        395,428
Jardine Cycle & Carriage, Ltd.                            56,194        921,501
Neptune Orient Lines, Ltd.                               368,000        424,473
SembCorp Industries, Ltd.                                276,000        615,613
Singapore Exchange, Ltd.                                 108,000        654,386
                                                                   ------------
                                                                      3,011,401
                                                                   ------------

                                    Continued

                                                       SHARES         VALUE
                                                   -------------   ------------
FOREIGN STOCKS, CONTINUED
SPAIN (5.4%)
Banco Popular Espanol SA                                 168,174   $  1,518,489
Banco Santander SA                                       349,081      5,055,056
Enagas                                                    83,584      1,652,960
Telefonica SA (b)                                        210,158      5,228,437
                                                                   ------------
                                                                     13,454,942
                                                                   ------------
SWEDEN (3.2%)
Hennes & Mauritz AB, Class B                              37,328      2,219,195
Holmen AB, Class B                                        49,004      1,348,017
Nordea Bank AB                                            41,961        407,050
SSAB AB, Class B                                           8,816        105,374
Svenska Handelsbanken AB, Class A                         86,691      2,120,422
Swedbank AB, Class A *                                    50,821        392,637
Telefonaktiebolaget LM Ericsson,
   Class B                                                82,763        812,032
Volvo AB, Class A                                         72,005        511,399
                                                                   ------------
                                                                      7,916,126
                                                                   ------------
SWITZERLAND (6.1%)
Baloise Holding AG                                        17,584      1,401,915
Compagnie Financiere Richemont SA,
   Class A                                                15,272        375,280
Credit Suisse Group AG                                    25,085      1,185,414
Geberit AG                                                 6,765        943,865
Holcim, Ltd. *                                            26,469      1,607,484
Nestle SA (b)                                             86,119      3,544,204
Novartis AG                                               28,099      1,286,825
Roche Holding AG                                          17,391      2,742,136
SGS SA                                                     1,690      1,995,770
Swisscom AG                                                  210         68,926
                                                                   ------------
                                                                     15,151,819
                                                                   ------------
TOTAL FOREIGN STOCKS                                                234,633,345
                                                                   ------------
INVESTMENT COMPANIES (2.9%)
SWEDEN (0.4%)
Investor AB, Class B                                      62,105      1,105,944
                                                                   ------------
UNITED STATES (2.5%)
iShares MSCI EAFE Index Fund                             121,600      6,129,856
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                            7,235,800
                                                                   ------------

                                    Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   -------------   ------------
RIGHTS (0.0%)
JAPAN (0.0%)
Dowa Holdings Co., Ltd. *                                 28,000   $         --
                                                                   ------------
TOTAL RIGHTS                                                                 --
                                                                   ------------
INVESTMENTS IN AFFILIATES (1.4%)
UNITED STATES (1.4%)
Fifth Third Institutional Money
   Market Fund (a)                                     3,505,231      3,505,231
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       3,505,231
                                                                   ------------
TOTAL INVESTMENTS (COST
   $238,772,991) - 99.3%                                            245,374,376
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 0.7%                                                 1,703,352
                                                                   ------------
NET ASSETS - 100.0%                                                $247,077,728
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)  Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for futures contracts.

AT JULY 31, 2009, INTERNATIONAL EQUITY'S INDUSTRY INVESTMENT CONCENTRATIONS, AS A PERCENTAGE OF NET ASSETS, WERE AS FOLLOWS:

Aerospace & Defense                                                         0.2%
Airlines                                                                    0.8%
Apparel Manufacturers                                                       0.1%
Audio / Video Products                                                      0.5%
Auto / Truck Parts & Equipment-Original                                     0.6%
Auto-Cars & Light Trucks                                                    3.1%
Automotive Retail                                                           0.3%
Beverages-Non Alcoholic                                                     0.5%
Beverages-Wine/Spirits                                                      0.1%
Brewery                                                                     0.5%
Building & Construction-Miscellaneous                                       1.4%
Building & Construction Products-Miscellaneous                              0.5%
Building-Heavy Construction                                                 0.4%
Building Products-Cement / Aggregate                                        0.8%
Building Products-Doors & Windows                                           0.4%
Building-Residential / Commercial                                           0.2%
Cellular Telecom                                                            1.7%
Chemicals-Diversified                                                       2.6%
Commercial Banks Non-U.S.                                                  14.0%
Commercial Services                                                         0.8%
Commercial Services-Finance                                                 0.3%
Computers-Memory Devices                                                    0.5%
Containers-Paper / Plastic                                                  0.1%
Cosmetics & Toiletries                                                      0.4%
Cruise Lines                                                                0.6%
Distribution / Wholesale                                                    0.5%
Divers Operators / Commercial Services                                      0.2%
Diversified Financial Services                                              0.6%
Diversified Manufacturing Operations                                        0.3%
Diversified Minerals                                                        2.3%
Diversified Operations                                                      0.1%
Electric Products-Miscellaneous                                             0.2%
Electric-Generation                                                          --^
Electric-Integrated                                                         4.0%

                                   Continued

AT JULY 31, 2009, INTERNATIONAL EQUITY'S INDUSTRY INVESTMENT CONCENTRATIONS, AS A PERCENTAGE OF NET ASSETS, WERE AS FOLLOWS, CONTINUED:

Electric-Transmission                                                       0.3%
Electronic Components-Miscellaneous                                         0.9%
Electronic Components-Semiconductors                                        0.4%
Engineering / R & D Services                                                0.2%
Fifth Third Funds                                                           1.4%
Finance-Credit Card                                                         0.5%
Finance-Investment Banker / Broker                                          0.8%
Finance-Leasing Companies                                                   0.3%
Finance-Other Services                                                      1.2%
Food                                                                        0.7%
Food-Miscellaneous / Diversified                                            1.9%
Food-Retail                                                                 2.5%
Gambling (Non-Hotel)                                                        0.2%
Gas-Distribution                                                            0.7%
Household & Personal Products                                               0.2%
Import / Export                                                             0.4%
Internet Security                                                           0.2%
Investment Companies                                                        2.9%
Leisure & Recreation Products                                                --^
Life & Health Insurance                                                     0.5%
Lottery Services                                                            0.6%
Machinery-Construction & Mining                                              --^
Machinery-Farm                                                              0.3%
Machinery-General Industry                                                  0.3%
Marine Ports & Services                                                     0.3%
Medical-Drugs                                                               7.7%
Medical-Wholesale Drug Distributors                                         0.2%
Metal Processors & Fabricators                                              0.7%
Metal-Copper                                                                 --^
Metal-Diversified                                                           0.2%
Multi-Line Insurance                                                        1.7%
Multimedia                                                                  0.3%
Networking Products                                                          --^
Non-Ferrous Metals                                                           --^
Office Automation & Equipment                                               1.5%
Oil Company-Integrated                                                      8.1%
Oil Refining & Marketing                                                    0.3%
Oil-Field Services                                                          0.4%
Paper & Related Products                                                    1.1%
Power Conversion / Supply Equipment                                         0.2%
Property & Casualty Insurance                                               1.1%
Real Estate Management Services                                             0.2%
Real Estate Operation / Development                                         1.2%
Reinsurance                                                                 1.3%
Retail                                                                      0.2%
Retail-Apparel / Shoes                                                      1.8%
Retail-Convenience Store                                                    0.2%
Retail-Major Department Store                                               1.2%
Retail-Misc / Diversified                                                   0.4%
Rubber-Tires                                                                0.7%
Steel-Producers                                                             1.9%
Telephone-Integrated                                                        4.9%
Television                                                                  0.2%
Tobacco                                                                     0.8%
Toys                                                                        0.1%
Transportation-Marine                                                       0.2%
Transportation-Rail                                                         0.6%
Trucking                                                                    0.7%
Wire & Cable Products                                                       1.3%
Wireless Equipment                                                          0.6%

---------
^ Amount is less than 0.05%.

                     See notes to schedules of investments
                       and notes to financial statements.

                                                                STRATEGIC INCOME
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------   ------------
ASSET-BACKED SECURITIES (3.2%)
AUTOMOBILE ABS OTHER (1.2%)
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)             $   1,000,000   $  1,003,286
                                                                   ------------
AUTOMOBILES SEQUENTIAL (0.3%)
Honda Auto Receivables Owner Trust,
   Series 2009-3, Class A3, 2.31%,
   5/15/13                                               250,000        249,488
                                                                   ------------
MANUFACTURED HOUSING ABS OTHER (0.4%)
Mid-State Trust, Series 2005-1, Class
   M2, 7.08%, 1/15/40                                    556,655        366,464
                                                                   ------------
OTHER ABS (1.3%)
Aerco, Ltd., Series 2A, Class A3,
   0.75%, 7/15/25 (a)(b)(f)                              823,974        329,590
Residential Asset Securities Corp.,
   Series 2006-KS3, Class AI3, 0.46%,
   4/25/36 (a)                                           891,951        699,105
                                                                   ------------
                                                                      1,028,695
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         2,647,933
                                                                   ------------
CONVERTIBLE BONDS (0.5%)
SUPER-REGIONAL BANKS-U.S. (0.5%)
National City Corp., 4.00%, 2/1/11                       425,000        421,812
                                                                   ------------
TOTAL CONVERTIBLE BONDS                                                 421,812
                                                                   ------------
CORPORATE BONDS (20.6%)
CABLE TV (1.3%)
COX Communications, Inc., 7.75%,
   11/1/10                                             1,000,000      1,052,389
                                                                   ------------
COMMERCIAL BANKS-CENTRAL U.S. (0.6%)
SunTrust Bank, 3.00%, 11/16/11                           500,000        515,707
                                                                   ------------
COMMERCIAL BANKS-EASTERN U.S. (0.2%)
Emigrant Capital Trust, 3.85%,
   12/10/33, (Callable 8/31/09 @ 100) (a)
   (b)                                                 1,000,000        157,706
                                                                   ------------
COMMERCIAL BANKS-SOUTHERN U.S. (1.6%)
First Tennessee Capital II, Series B,
   6.30%, 4/15/34, (Callable
   8/31/09 @ 100)                                      1,500,000        821,727
Union Planters Corp., 4.38%, 12/1/10                     500,000        484,366
                                                                   ------------
                                                                      1,306,093
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
General Electric Capital Corp.,
   6.88%, 1/10/39                                      1,000,000        981,985
                                                                   ------------

                                   Continued

                                                     PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
ELECTRIC-INTEGRATED (1.7%)
FPL Group Capital, Inc., 6.65%, 6/15/67,
   (Callable 6/15/17 @ 100) (a)                    $   1,000,000   $    860,000
Public Service Co. of Oklahoma,
   Series C, 4.85%, 9/15/10                              500,000        512,068
                                                                   ------------
                                                                      1,372,068
                                                                   ------------
FINANCE-CONSUMER LOANS (0.7%)
SLM Corp., Series CPI, 1.39%,
   11/21/13 (a)                                        1,000,000        583,340
                                                                   ------------
FINANCE-INVESTMENT BANKER/BROKER (1.1%)
Bear Stearns Cos. LLC (The), 4.65%,
   7/2/18                                              1,000,000        944,760
                                                                   ------------
FINANCE-OTHER SERVICES (0.5%)
Cullen Frost Cap Trust I, 2.22%,
   3/1/34, (Callable 8/31/09 @ 100) (a)                1,000,000        383,213
                                                                   ------------
FINANCIAL GUARANTEE INSURANCE (0.7%)
Radian Group, Inc., 5.63%, 2/15/13                     1,000,000        541,250
                                                                   ------------
INSURANCE BROKERS (0.5%)
Marsh & McLennan Cos., Inc., 5.88%,
   8/1/33                                                500,000        444,579
                                                                   ------------
MACHINERY-CONSTRUCTION & MINING (0.7%)
Joy Global, Inc., 6.00%, 11/15/16                        625,000        595,462
                                                                   ------------
MONEY CENTER BANKS (1.3%)
Deutsche Bank Trust Corp., 7.25%,
   10/15/11                                            1,000,000      1,053,540
                                                                   ------------
MULTI-LINE INSURANCE (0.5%)
American Financial Group, Inc.,
   9.88%, 6/15/19                                        375,000        385,124
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (3.0%)
HCP, Inc., 6.70%, 1/30/18                                850,000        773,112
Realty Income Corp., 6.75%, 8/15/19                      900,000        852,983
Simon Property Group L.P., 6.35%,
   8/28/12                                               850,000        863,592
                                                                   ------------
                                                                      2,489,687
                                                                   ------------
REINSURANCE (0.6%)
Berkshire Hathaway Finance Corp.,
   4.60%, 5/15/13                                        500,000        521,514
                                                                   ------------
RETAIL-DRUG STORE (0.9%)
CVS Pass Through Trust, 7.77%,
   1/10/12 (b)                                           663,308        732,814
                                                                   ------------
RETAIL-OFFICE SUPPLIES (1.2%)
Staples, Inc., 9.75%, 1/15/14                            850,000        995,793
                                                                   ------------

                                   Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
SPECIAL PURPOSE ENTITY (1.3%)
Capital One Capital V, W/I, 10.25%,
   8/15/39                                         $     400,000   $    407,000
HVB Funding Trust I, 8.74%, 6/30/31,
   (Callable 6/30/29 @ 100) (b)                        1,000,000        675,000
                                                                   ------------
                                                                      1,082,000
                                                                   ------------
SUPER-REGIONAL BANKS-U.S. (0.6%)
PNC Financial Services Group, Inc.,
   8.25%, 5/21/13 (a)(e)                                 500,000        451,834
                                                                   ------------
WIRELESS EQUIPMENT (0.4%)
Motorola, Inc., 6.50%, 11/15/28                          500,000        363,290
                                                                   ------------
TOTAL CORPORATE BONDS                                                16,954,148
                                                                   ------------
FOREIGN BONDS (7.0%)
COMMERCIAL BANKS NON-U.S. (1.3%)
HBOS PLC, 5.38%, 11/1/13 (a)(b)(e)                     2,000,000      1,043,930
                                                                   ------------
DIVERSIFIED OPERATIONS (0.6%)
Hutchison Whampoa International
   (03/13), Ltd., 6.50%, 2/13/13 (b)                     486,000        521,433
                                                                   ------------
MULTI-LINE INSURANCE (0.8%)
AXA SA, 6.46%, 12/14/18 (a)(b)(e)                      1,000,000        670,000
                                                                   ------------
SOVEREIGN (3.7%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/12 BRL                                  1,660,000        862,985
Brazil, Federal Republic, Series F,
   10.00%, 1/1/14 BRL                                  1,870,000        922,936
Mexico Government International Bond,
   Series A, 6.75%, 9/27/34                            1,000,000      1,030,000
Russia Government International Bond,
   8.25%, 3/31/10 (b)                                    222,290        227,424
                                                                   ------------
                                                                      3,043,345
                                                                   ------------
SPECIAL PURPOSE BANKS (0.6%)
Export-Import Bank of Korea, 8.13%,
   1/21/14                                               425,000        470,198
                                                                   ------------
TOTAL FOREIGN BONDS                                                   5,748,906
                                                                   ------------
MORTGAGE-BACKED SECURITIES (6.2%)
CMBS OTHER (2.0%)
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD5,
   Class A2, 5.66%, 11/15/44                           1,000,000        944,347
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                               676,649        675,855
                                                                   ------------
                                                                      1,620,202
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------   ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO OTHER (3.0%)
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                  $     486,594   $    391,368
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2003-48, Class
   2A3, 4.56%, 10/25/33 (a)                            1,042,900        956,855
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 4.82%, 4/20/35 (a)                         282,349        210,532
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   3.22%, 12/25/32 (a)                                    21,719         19,318
Wells Fargo Mortgage Backed
   Securities Trust, Series 2004-X,
   Class 1A5, 4.92%, 11/25/34 (a)                      1,000,000        911,256
                                                                   ------------
                                                                      2,489,329
                                                                   ------------
WL COLLATERAL CMO SEQUENTIAL (1.2%)
JP Morgan Mortgage Trust,
   Series 2006-A3, Class 2A1, 5.60%,
   5/25/36 (a)                                           612,712        539,260
JP Morgan Mortgage Trust,
   Series 2007-A2, Class 4A1M, 5.78%,
   4/25/37 (a)                                           619,096        469,830
                                                                   ------------
                                                                      1,009,090
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      5,118,621
                                                                   ------------
U.S. GOVERNMENT AGENCIES (4.1%)
FANNIE MAE (0.4%)
4.28%, 7/1/18 (a)                                        292,219        301,089
                                                                   ------------
FREDDIE MAC (3.7%)
4.81%, 1/1/37 (a)(d)                                     900,870        936,644
5.00%, 9/15/25                                           448,172        451,937
5.23%, 10/1/32 (a)                                       150,330        153,231
6.50%, 9/1/22 (d)                                        719,219        765,505
6.50%, 8/1/37                                            686,535        736,407
                                                                   ------------
                                                                      3,043,724
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES                                        3,344,813
                                                                   ------------
U.S. TREASURY OBLIGATIONS (1.2%)
U.S. TREASURY NOTES (1.2%)
2.75%, 2/15/19                                         1,000,000        939,450
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS                                         939,450
                                                                   ------------

                                                       SHARES
                                                   -------------
COMMON STOCKS (4.3%)
BEVERAGES (0.2%)
Diageo PLC ADR                                             2,240        139,731
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES (0.3%)
AT&T, Inc.                                                 9,060        237,644
                                                                   ------------

                                   Continued

                                                                STRATEGIC INCOME
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                        SHARES         VALUE
                                                   -------------   ------------
COMMON STOCKS, CONTINUED
ELECTRIC UTILITIES (0.5%)
Duke Energy Corp.                                          7,940   $    122,911
Entergy Corp.                                              1,470        118,085
Southern Co.                                               4,640        145,696
                                                                   ------------
                                                                        386,692
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (0.4%)
Diamond Offshore Drilling, Inc.                            3,750        337,013
                                                                   ------------
FOOD PRODUCTS (0.2%)
Kraft Foods, Inc., Class A                                 4,784        135,579
                                                                   ------------
HOUSEHOLD PRODUCTS (0.3%)
Kimberly-Clark Corp.                                       3,730        218,019
                                                                   ------------
MULTI-UTILITIES (0.2%)
Wisconsin Energy Corp.                                     4,420        189,927
                                                                   ------------
OIL & GAS (0.1%)
Spectra Energy Corp.                                       4,000         73,440
                                                                   ------------
REAL ESTATE (0.4%)
Public Storage, Class A                                   12,000        301,800
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Annaly Capital Management, Inc.                           28,000        471,800
ProLogis                                                  33,000        290,070
Weingarten Realty Investors                                7,025        108,396
                                                                   ------------
                                                                        870,266
                                                                   ------------
ROAD & RAIL (0.1%)
Canadian Pacific Railway, Ltd.                             2,670        118,788
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (0.1%)
VF Corp.                                                   1,600        103,504
                                                                   ------------
TOBACCO (0.5%)
Altria Group, Inc.                                         6,850        120,080
Philip Morris International, Inc.                          6,850        319,210
                                                                   ------------
                                                                        439,290
                                                                   ------------
TOTAL COMMON STOCKS                                                   3,551,693
                                                                   ------------
INVESTMENT COMPANIES (3.9%)
American Income Fund, Inc.                               135,400      1,022,270
Eaton Vance Tax-Advantaged Dividend
   Income Fund                                            23,600        322,848
ING Prime Rate Trust                                     160,400        725,008
Templeton Global Income Fund                              61,374        543,774
Van Kampen Senior Income Trust                           152,000        545,680
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                            3,159,580
                                                                   ------------

                                   Continued

                                                      SHARES           VALUE
                                                   -------------   ------------
CONVERTIBLE PREFERRED STOCK (3.9%)
AGRICULTURE OPERATIONS (1.4%)
Archer Daniels Midland Co., 6.25%                         30,000   $  1,183,500
                                                                   ------------
MEDICAL-DRUGS (1.4%)
Mylan, Inc., 6.50%                                           550        485,100
Schering-Plough Corp., 6.00%                               2,750        641,410
                                                                   ------------
                                                                      1,126,510
                                                                   ------------
MINING (1.1%)
Freeport-McMoRan Copper & Gold,
   Inc., 6.75%                                             9,500        876,280
                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCK                                     3,186,290
                                                                   ------------
PREFERRED STOCKS (39.6%)
CABLE TV (2.1%)
Comcast Corp., 7.00%                                      20,000        478,400
Comcast Corp., Series B, 7.00%                            50,000      1,207,000
                                                                   ------------
                                                                      1,685,400
                                                                   ------------
CELLULAR TELECOM (0.9%)
US Cellular Corp., 8.75%                                  29,500        718,915
                                                                   ------------
CLOSED-END FUNDS (1.4%)
Source Capital, Inc., 2.40%                               35,600      1,128,520
                                                                   ------------
COMMERCIAL BANKS-EASTERN U.S. (0.5%)
HSBC USA, Inc., Series G, 4.00% (a)                       26,500        437,250
                                                                   ------------
COMMERCIAL BANKS NON-U.S. (2.1%)
Barclays Bank PLC, Series 2, 6.63%                        46,900        930,965
Barclays Bank PLC, Series 5, 8.13%                        36,000        824,400
                                                                   ------------
                                                                      1,755,365
                                                                   ------------
COMMERCIAL BANKS-SOUTHERN U.S. (0.7%)
BB&T Capital Trust VI, 9.60%                               6,000        154,500
First Tennessee Bank NA, 3.75% (a)(b)                      1,000        400,625
                                                                   ------------
                                                                        555,125
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
Citigroup Capital VII, 7.13%                              84,925      1,668,776
                                                                   ------------
ELECTRIC-INTEGRATED (3.6%)
American Electric Power Co.,
   Inc., 8.75%                                            16,000        437,440
Constellation Energy Group, Inc.,
   Series A, 8.63%                                        23,000        550,850
Entergy Arkansas, Inc., 6.00%                             45,600      1,126,776
Xcel Energy, Inc., 7.60%                                  33,000        864,600
                                                                   ------------
                                                                      2,979,666
                                                                   ------------

                                   Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                      SHARES           VALUE
                                                   -------------   ------------
PREFERRED STOCKS, CONTINUED
FINANCE-CONSUMER LOANS (0.7%)
HSBC Finance Corp., 6.88%                                 23,650   $    525,503
                                                                   ------------
FINANCE-CREDIT CARD (1.0%)
MBNA Capital, Series D, 8.13%                             37,800        839,160
                                                                   ------------
FINANCE-INVESTMENT BANKER/BROKER (2.6%)
Bear Stearns Capital Trust III,
   7.80%                                                  26,100        638,406
Credit Suisse, Ltd., 7.90%                                16,000        400,000
Goldman Sachs Group, Inc. (The),
   Series A, 3.75% (a)                                    40,000        699,200
Merrill Lynch Preferred Capital
   Trust III, 7.00%                                        9,800        182,966
Morgan Stanley Capital Trust VIII,
   6.45%                                                  10,800        220,860
                                                                   ------------
                                                                      2,141,432
                                                                   ------------
FINANCE-MORTGAGE LOAN/BANKER (0.6%)
Countrywide Capital IV, 6.75%                             26,500        486,275
                                                                   ------------
FINANCIAL GUARANTEE INSURANCE (1.4%)
Financial Security Assurance
Holdings, Ltd., 6.25%                                     90,350      1,115,823
                                                                   ------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES (1.2%)
Ameriprise Financial, Inc., 7.75%                          9,553        222,107
Deutsche Bank Contingent Capital
Trust III, 7.60%                                          36,000        789,120
                                                                   ------------
                                                                      1,011,227
                                                                   ------------
LIFE & HEALTH INSURANCE (0.4%)
AAG Holding Co., Inc., 7.25%                              15,200        291,840
                                                                   ------------
MISCELLANEOUS (0.6%)
Duke Realty Corp., Series L, 6.60%                        30,000        514,800
                                                                   ------------
MONEY CENTER BANKS (1.4%)
Santander Finance Preferred SA
   Unipersonal, Series 6, 4.00% (a)                       80,000      1,176,000
                                                                   ------------
MULTI-LINE INSURANCE (4.2%)
Aegon NV, Series 1, 4.00% (a)                             51,900        731,790
ING Groep NV, 7.20%                                       41,200        826,884
ING Groep NV, 8.50%                                       20,000        435,600
MetLife, Inc., Series A, 4.00% (a)                        40,000        737,600
MetLife, Inc., Series B, 6.50%                            30,000        687,000
                                                                   ------------
                                                                      3,418,874
                                                                   ------------
REAL ESTATE (0.3%)
Public Storage, Series L, 6.75%                           10,000        218,600
                                                                   ------------
                                   Continued

                                                      SHARES           VALUE
                                                   -------------   ------------
PREFERRED STOCKS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS (4.0%)
CBL & Associates Properties, Inc.,
   Series D, 7.38%                                        20,500   $    292,125
Duke Realty Corp., Series M, 6.95%                        10,000        170,700
Harris Preferred Capital Corp.,
   Series A, 7.38%                                        31,800        691,650
HRPT Properties Trust, Series B,
   8.75%                                                  13,358        259,813
Huntington Preferred Capital, Inc.,
   7.88%                                                  15,507        295,098
Public Storage, Series M, 6.63%                           40,000        860,800
Wachovia Preferred Funding Corp.,
   Series A, 7.25%                                        36,400        742,924
                                                                   ------------
                                                                      3,313,110
                                                                   ------------
REINSURANCE (0.6%)
RenaissanceRe Holdings, Ltd.,
   Series D, 6.60%                                        22,861        480,538
                                                                   ------------
S&L/THRIFTS-SOUTHERN U.S. (0.2%)
BBC Capital Trust II, 8.50%                               28,000        160,720
                                                                   ------------
SOVEREIGN AGENCY (0.8%)
Fannie Mae, 7.63%                                         40,000         72,800
Fannie Mae, 8.25%                                         40,000         76,000
Fannie Mae, 8.25% (a)                                    160,000        297,600
Freddie Mac, 5.00%                                        20,000         32,200
Freddie Mac, 5.10%                                        10,000         17,100
Freddie Mac, 5.70%                                        25,500         44,880
Freddie Mac, 8.38% (a)                                    90,000        117,900
                                                                   ------------
                                                                        658,480
                                                                   ------------
SPECIAL PURPOSE ENTITY (1.7%)
Corporate-Backed Trust
   Certificates, Series AIG, 6.13%                        60,000        413,400
Corporate-Backed Trust
   Certificates, Series HSBC, 6.25%                       30,500        562,420
CORTS Trust for Sherwin-Williams,
   Series III, 7.25%                                      17,600        428,384
                                                                   ------------
                                                                      1,404,204
                                                                   ------------
SUPER-REGIONAL BANKS-U.S. (2.9%)
US Bancorp, Series B, 3.50% (a)                           20,000        300,000
US Bancorp, Series D, 7.88%                               11,000        290,400
USB Capital XII, 6.30%                                    40,000        892,400
Wells Fargo Capital XII, 7.88%                            36,000        896,040
                                                                   ------------
                                                                      2,378,840
                                                                   ------------

                                   Continued

                                                                STRATEGIC INCOME
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
PREFERRED STOCKS, CONTINUED
TELEPHONE-INTEGRATED (1.1%)
Telephone and Data Systems, Inc.,
   Series A, 7.60%                                        41,711   $    928,487
                                                                   ------------
TELEVISION (0.6%)
CBS Corp., 7.25%                                          26,000        514,800
                                                                   ------------
TOTAL PREFERRED STOCKS                                               32,507,730
                                                                   ------------
INVESTMENTS IN AFFILIATES (5.3%)
Fifth Third Institutional Money
   Market Fund (c)                                     4,383,694      4,383,694
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       4,383,694
                                                                   ------------
TOTAL INVESTMENTS (COST
   $103,366,811) - 99.8%                                             81,964,670
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 0.2%                                                   169,142
                                                                   ------------
NET ASSETS - 100.0%                                                $ 82,133,812
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) All or part of this security has been designated as collateral for futures contracts and a when issued security.

(e) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(f)   Illiquid Securities.

The following abbreviations are used in the Schedule of Investments:
ABS - Asset Backed Security
ADR - American Depositary Receipt
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
CORTS - Corporate-Backed Trust Security
W/I - When Issued
WL - Whole Loan

                                   Continued

At July 31, 2009, Strategic Income's investments were in the following countries:

COUNTRY
-------------------------------------------------------------------------------
Bermuda                                                                     0.6%
Brazil                                                                      2.2%
Canada                                                                      0.1%
Cayman Islands                                                              0.6%
Great Britain                                                               3.6%
Mexico                                                                      1.3%
Netherlands                                                                 2.4%
Russia                                                                      0.3%
South Korea                                                                 0.6%
Spain                                                                       1.4%
United States                                                              86.9%
                                                                   ------------
TOTAL                                                                     100.0%
                                                                   ============

                     See notes to schedules of investments
                       and notes to financial statements.

LIFEMODEL AGGRESSIVE(SM)
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (a) (98.9%)
Fifth Third All Cap Value Fund                           943,935   $ 11,818,070
Fifth Third Disciplined Large Cap
   Value Fund                                          1,652,828     14,131,677
Fifth Third High Yield Bond Fund                          90,403        788,311
Fifth Third International
   Equity Fund                                         3,188,616     23,117,466
Fifth Third Mid Cap Growth Fund *                      1,565,762     11,492,695
Fifth Third Quality Growth Fund                        1,077,087     13,398,963
Fifth Third Short Term Bond Fund                         327,770      3,058,099
Fifth Third Small Cap Growth Fund *                      956,504      5,815,542
Fifth Third Small Cap Value Fund                         432,064      5,824,222
Fifth Third Structured Large Cap
   Plus Fund                                           1,723,460     15,597,311
Fifth Third Total Return Bond Fund                       921,670      7,806,542
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                     112,848,898
                                                                   ------------
TOTAL INVESTMENTS (COST
   $150,064,843) - 98.9%                                            112,848,898
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 1.1%                                                 1,282,264
                                                                   ------------
NET ASSETS - 100.0%                                                $114,131,162
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                             LIFEMODEL MODERATELY AGGRESSIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES(a) (100.0%)
Fifth Third All Cap Value Fund                         1,198,232   $ 15,001,871
Fifth Third Disciplined Large Cap
   Value Fund                                          2,269,273     19,402,280
Fifth Third High Yield Bond Fund                         457,934      3,993,189
Fifth Third Institutional Money
   Market Fund                                         1,899,633      1,899,633
Fifth Third International Equity
   Fund                                                4,401,490     31,910,799
Fifth Third Mid Cap Growth Fund *                      2,066,794     15,170,265
Fifth Third Quality Growth Fund                        1,534,459     19,088,675
Fifth Third Short Term Bond Fund                       1,839,457     17,162,133
Fifth Third Small Cap Growth Fund *                    1,263,159      7,680,005
Fifth Third Small Cap Value Fund                         601,499      8,108,213
Fifth Third Structured Large Cap
   Plus Fund                                           2,387,141     21,603,630
Fifth Third Total Return Bond Fund                     5,381,545     45,581,682
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                     206,602,375
                                                                   ------------
TOTAL INVESTMENTS (COST
   $257,796,770) - 100.0%                                           206,602,375

LIABILITIES IN EXCESS OF OTHER
   ASSETS - (0.0)%                                                      (20,235)
                                                                   ------------
NET ASSETS - 100.0%                                                $206,582,140
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

LIFEMODEL MODERATE(SM)
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third All Cap Value Fund                         1,146,682   $ 14,356,452
Fifth Third Disciplined Large Cap
   Value Fund                                          2,444,814     20,903,157
Fifth Third High Yield Bond Fund                       1,155,399     10,075,083
Fifth Third Institutional Money
   Market Fund                                         2,060,113      2,060,114
Fifth Third International Equity
   Fund                                                4,977,695     36,088,288
Fifth Third Mid Cap Growth Fund *                      2,273,434     16,687,003
Fifth Third Quality Growth Fund                        1,735,469     21,589,232
Fifth Third Short Term Bond Fund                       5,030,377     46,933,419
Fifth Third Small Cap Growth Fund *                    1,302,449      7,918,888
Fifth Third Small Cap Value Fund                         661,171      8,912,591
Fifth Third Structured Large Cap
   Plus Fund                                           2,316,815     20,967,174
Fifth Third Total Return Bond Fund                    14,585,187    123,536,537
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                     330,027,938
                                                                   ------------
TOTAL INVESTMENTS (COST
   $403,461,981) - 100.0%                                           330,027,938
LIABILITIES IN EXCESS OF OTHER
   ASSETS - (0.0)%                                                      (81,042)
                                                                   ------------
NET ASSETS - 100.0%                                                $329,946,896
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                           LIFEMODEL MODERATELY CONSERVATIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES           VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third All Cap Value Fund                           215,492   $  2,697,960
Fifth Third Disciplined Large Cap
   Value Fund                                            305,594      2,612,833
Fifth Third High Yield Bond Fund                         300,490      2,620,272
Fifth Third Institutional Money
   Market Fund                                         1,041,254      1,041,254
Fifth Third International Equity
   Fund                                                  723,934      5,248,518
Fifth Third Mid Cap Growth Fund *                        427,786      3,139,952
Fifth Third Quality Growth Fund                          225,808      2,809,058
Fifth Third Short Term Bond Fund                       1,020,774      9,523,818
Fifth Third Small Cap Growth Fund *                      260,313      1,582,704
Fifth Third Small Cap Value Fund                         129,101      1,740,278
Fifth Third Structured Large Cap
   Plus Fund                                             459,322      4,156,865
Fifth Third Total Return Bond Fund                     2,940,794     24,908,524
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                      62,082,036
                                                                   ------------
TOTAL INVESTMENTS (COST
   $72,901,186) - 100.0%                                             62,082,036
LIABILITIES IN EXCESS OF OTHER
   ASSETS - (0.0)%                                                       (4,028)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 62,078,008
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                     See notes to schedules of investments
                       and notes to financial statements.

LIFEMODEL CONSERVATIVE(SM)
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (a) (99.9%)
Fifth Third All Cap Value Fund                            66,322   $    830,351
Fifth Third Disciplined Large Cap
   Value Fund                                             96,737        827,097
Fifth Third High Yield Bond Fund                         242,971      2,118,709
Fifth Third Institutional Money
   Market Fund                                            79,807         79,807
Fifth Third International Equity
   Fund                                                  228,786      1,658,701
Fifth Third Mid Cap Growth Fund *                        106,756        783,593
Fifth Third Quality Growth Fund                           65,170        810,717
Fifth Third Short Term Bond Fund                         956,216      8,921,493
Fifth Third Small Cap Growth Fund *                       65,210        396,475
Fifth Third Small Cap Value Fund                          33,034        445,293
Fifth Third Structured Large Cap
   Plus Fund                                             145,791      1,319,406
Fifth Third Total Return Bond Fund                     3,000,313     25,412,650
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                      43,604,292
                                                                   ------------
TOTAL INVESTMENTS (COST $50,905,362) - 99.9%                         43,604,292
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                             53,194
                                                                   ------------
NET ASSETS - 100.0%                                                $ 43,657,486
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.
                                                                 HIGH YIELD BOND
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS (82.8%)
AEROSPACE (0.5%)
BE Aerospace, Inc., 8.50%, 7/1/18,
   (Callable 7/1/13 @ 104.25)                      $     246,000   $    244,770
                                                                   ------------
AUTOMOTIVE & AUTO PARTS (6.1%)
Asbury Automotive Group, Inc.,
   7.63%, 3/15/17, (Callable
   3/15/12 @ 103.813)                                     18,000         14,040
Asbury Automotive Group, Inc., 8.00%,
   3/15/14, (Callable 8/31/09 @ 104)                     750,000        652,500
Ford Motor Credit Co. LLC, 8.00%,
   12/15/16                                              601,000        538,690
GMAC Inc., 6.63%, 5/15/12 (b)                            474,000        428,970
GMAC, Inc., 6.88%, 9/15/11 (b)                           474,000        437,265
Goodyear Tire & Rubber Co. (The),
   10.50%, 5/15/16, (Callable
   5/15/12 @ 107.875)                                    116,000        124,410
Penske Auto Group, Inc., 7.75%,
   12/15/16, (Callable
   12/15/11 @ 103.875)                                   548,000        465,800
Tenneco, Inc., Series B, 10.25%,
   7/15/13, (Callable
   8/31/09 @ 103.417)                                    500,000        502,500
                                                                   ------------
                                                                      3,164,175
                                                                   ------------
BROADCASTING (0.9%)
Fisher Communications, Inc., 8.63%,
   9/15/14, (Callable 9/15/09
   @ 104.3125)                                           504,000        458,640
                                                                   ------------
BUILDING MATERIALS (2.6%)
Belden, Inc., 7.00%, 3/15/17,
   (Callable 3/15/12 @ 103.5)                            110,000         96,800
General Cable Corp., 7.13%, 4/1/17,
   (Callable 4/1/12 @ 103.563)                            18,000         17,100
Gibraltar Industries, Inc., Series B,
   8.00%, 12/1/15, (Callable
   12/1/10 @ 104)                                        750,000        577,500
US Concrete, Inc., 8.38%, 4/1/14,
   (Callable 8/31/09 @ 104.188)                        1,000,000        642,500
                                                                   ------------
                                                                      1,333,900
                                                                   ------------
CABLE/SATELLITE TV (4.2%)
CSC Holdings, Inc., 8.63%, 2/15/19 (b)                   366,000        376,980
DirecTV Holdings LLC/DirecTV
   Financing Co., Inc., 7.63%, 5/15/16,
   (Callable 5/15/12 @ 103.813)                          742,000        751,275
DirecTV Holdings LLC/DirecTV
   Financing Co., Inc., 8.38%, 3/15/13,
   (Callable 8/31/09 @ 102.792)                          482,000        492,243
GCI, Inc., 7.25%, 2/15/14, (Callable
   8/31/09 @ 103.625)                                    582,000        541,260
                                                                   ------------
                                                                      2,161,758
                                                                   ------------
                                    Continued

                                                                 HIGH YIELD BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
CAPITAL GOODS (1.5%)
Case New Holland, Inc., 7.13%,
   3/1/14, (Callable 3/1/10 @ 103.563)                $  500,000   $    470,000
Mueller Water Products, Inc., 7.38%,
   6/1/17, (Callable 6/1/12 @ 103.688)                   460,000        336,950
                                                                   ------------
                                                                        806,950
                                                                   ------------
CHEMICALS (1.4%)
PolyOne Corp., 8.88%, 5/1/12                             750,000        714,375
                                                                   ------------
CONSUMER PRODUCTS (5.3%)
Jarden Corp., 7.50%, 5/1/17,
   (Callable 5/1/12 @ 103.75)                          1,098,000      1,054,080
Sealy Mattress Co., 8.25%, 6/15/14,
   (Callable 8/31/09 @ 104.125)                          630,000        574,875
Sealy Mattress Co., 10.88%, 4/15/16,
   (Callable 4/15/12 @ 108.156) (b)                       38,000         41,420
Visant Holding Corp., 8.75%, 12/1/13,
   (Callable 8/31/09 @ 106.563)                        1,077,000      1,082,385
                                                                   ------------
                                                                      2,752,760
                                                                   ------------
CONTAINERS (1.3%)
Solo Cup Co., 8.50%, 2/15/14,
   (Callable 8/31/09 @ 104.25)                           750,000        654,375
                                                                   ------------
ENERGY (9.4%)
Basic Energy Services, Inc., 7.13%,
   4/15/16, (Callable 4/15/11 @ 103.563)                 750,000        532,500
Berry Petroleum Co., 8.25%, 11/1/16,
   (Callable 11/1/11 @ 104.125)                          926,000        831,085
Chesapeake Energy Corp., 6.50%,
   8/15/17                                             1,027,000        929,435
Chesapeake Energy Corp., 9.50%,
   2/15/15                                               246,000        261,067
Dresser-Rand Group, Inc., 7.38%,
   11/1/14, (Callable 11/1/09 @ 103.688)                 350,000        339,500
Forest Oil Corp., 7.25%, 6/15/19,
   (Callable 6/15/12 @ 103.625)                           12,000         11,415
Helix Energy Solutions Group, Inc.,
   9.50%, 1/15/16, (Callable
   1/15/12 @ 104.75) (b)                                 356,000        327,520
Hilcorp Energy I L.P./Hilcorp Finance
   Co., 7.75%, 11/1/15, (Callable
   11/1/10 @ 103.875) (b)                                506,000        450,340
Hilcorp Energy I L.P./Hilcorp Finance
   Co., 9.00%, 6/1/16, (Callable
   6/1/11 @ 104.5) (b)                                    87,000         80,040
PetroHawk Energy Corp., 10.50%,
   8/1/14, (Callable 2/1/12 @ 110.5) (b)                 292,000        312,440
United Refining Co., Series 2,
   10.50%, 8/15/12, (Callable
   8/31/09 @ 102.625)                                  1,022,000        807,380
                                                                   ------------
                                                                      4,882,722
                                                                   ------------
                                    Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
FINANCIAL SERVICES (0.6%)
Nuveen Investments, Inc., 10.50%,
   11/15/15, (Callable
   11/15/11 @ 105.25) (b)                          $     412,000   $    292,520
                                                                   ------------
FOOD-RETAIL (0.7%)
Ingles Markets, Inc., 8.88%, 5/15/17,
   (Callable 5/15/13 @ 104.438) (b)                      382,000        386,775
                                                                   ------------
HEALTHCARE (6.9%)
Apria Healthcare Group, Inc., 11.25%,
   11/1/14, (Callable
   11/1/11 @ 105.625) (b)                                564,000        573,870
Axcan Intermediate Holdings, Inc.,
   9.25%, 3/1/15, (Callable
   3/1/11 @ 106.938)                                     500,000        517,500
CHS/Community Health Systems, Inc.,
   8.88%, 7/15/15, (Callable
   7/15/11 @ 104.438)                                    258,000        265,740
HCA, Inc., 5.75%, 3/15/14                                369,000        324,720
HCA, Inc., 6.50%, 2/15/16                                 31,000         27,512
HCA, Inc., 9.63%, 11/15/16, (Callable
   11/15/11 @ 104.813)(d)                                375,000        390,938
IASIS Healthcare LLC / IASIS Capital
   Corp., 8.75%, 6/15/14, (Callable
   8/31/09 @ 104.375)                                    371,000        369,145
Invacare Corp., 9.75%, 2/15/15,
   (Callable 2/15/11 @ 104.875)                          637,000        649,740
Stewart Enterprises, Inc., 6.25%,
   2/15/13, (Callable 8/31/09 @ 103.125)                 250,000        240,625
Universal Hospital Services, Inc.,
   4.64%, 6/1/15, (Callable
   8/31/09 @ 102) (a)                                    275,000        231,000
                                                                   ------------
                                                                      3,590,790
                                                                   ------------
HOMEBUILDERS/REAL ESTATE (3.4%)
Beazer Homes USA, Inc., 6.88%,
   7/15/15, (Callable 7/15/10 @ 103.438)                 750,000        414,375
KB Home, 7.25%, 6/15/18                                  750,000        682,500
M/I Homes, Inc., 6.88%, 4/1/12                           850,000        692,750
                                                                   ------------
                                                                      1,789,625
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (2.4%)
Wyndham Worldwide Corp., 9.88%,
   5/1/14                                              1,225,000      1,269,686
                                                                   ------------
MEDIA (1.7%)
Lamar Media Corp., 6.63%, 8/15/15,
   (Callable 8/15/10 @ 103.313)                           70,000         61,600
Lamar Media Corp., 7.25%, 1/1/13,
   (Callable 8/31/09 @ 102.417)                          311,000        300,115
Lamar Media Corp., Series B, 6.63%,
   8/15/15, (Callable 8/15/10 @ 103.313)                 209,000        179,740
WMG Acquisition Corp., 7.38%,
   4/15/14, (Callable 8/31/09 @ 103.688)                 362,000        327,610
                                                                   ------------
                                                                        869,065
                                                                   ------------
                                    Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
METALS & MINING (0.9%)
Massey Energy Co., 6.88%, 12/15/13,
   (Callable 12/15/09 @ 103.438)                   $     500,000   $    482,500
                                                                   ------------
PAPER (3.6%)
Buckeye Technologies, Inc., 8.50%,
   10/1/13, (Callable 8/31/09 @ 104.25)                  250,000        242,500
Cellu Tissue Holdings, Inc., 11.50%,
   6/1/14, (Callable 6/1/11 @ 111.5) (b)                 325,000        325,000
Cenveo Corp., 7.88%, 12/1/13,
   (Callable 8/31/09 @ 103.938)                        1,112,000        795,080
International Paper Co., 7.95%,
   6/15/18                                                96,000        102,260
Sealed Air Corp., 7.88%, 6/15/17,
   (Callable 6/15/13 @ 103.938) (b)                      398,000        420,311
                                                                   ------------
                                                                      1,885,151
                                                                   ------------
PUBLISHING/PRINTING (0.9%)
Dex Media West LLC/Dex Media West
   Finance Co., Series B, 9.88%,
   8/15/13, (Callable 8/31/09 @ 103.292) (e)             195,000         36,075
Valassis Communications, Inc., 8.25%,
   3/1/15, (Callable 3/1/11 @ 104.125)                   521,000        442,850
                                                                   ------------
                                                                        478,925
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.5%)
PPF Funding, Inc., 5.70%, 4/15/17 (b)                    409,000        252,185
                                                                   ------------
RETAIL (1.7%)
Ace Hardware Corp., 9.13%, 6/1/16,
   (Callable 6/1/12 @ 104.563) (b)                       864,000        868,320
                                                                   ------------
SERVICES (1.6%)
ARAMARK Corp., 8.50%, 2/1/15,
   (Callable 2/1/11 @ 104.25)                             12,000         12,090
Ashtead Capital, Inc., 9.00%,
   8/15/11 @ 104.5) (b)                                  329,000        282,940
Expedia, Inc., 8.50%, 7/1/16,
   (Callable 7/1/12 @ 104.25) (b)                        311,000        315,665
RSC Equipment Rental, Inc., 10.00%,
   7/15/17, (Callable 7/15/13 @ 105) (b)                 119,000        125,247
United Rentals North America, Inc.,
   10.88%, 6/15/16, (Callable
   6/15/13 @ 105.438) (b)                                125,000        125,000
                                                                   ------------
                                                                        860,942
                                                                   ------------
STEEL (2.1%)
Ryerson, Inc., 12.00%, 11/1/15,
   (Callable 11/1/11 @ 106)                               58,000         51,620
Steel Dynamics, Inc., 7.38%, 11/1/12                   1,064,000      1,056,020
                                                                   ------------
                                                                      1,107,640
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
TECHNOLOGY (2.8%)
First Data Corp., 9.88%, 9/24/15 (b)               $      87,000   $     73,406
First Data Corp., 9.88%, 9/24/15,
   (Callable 9/30/11 @ 104.938)                          756,000        637,875
Sungard Data Systems, Inc., 9.13%,
   8/15/13, (Callable 8/31/09 @ 104.563)                 750,000        765,000
                                                                   ------------
                                                                      1,476,281
                                                                   ------------
TELECOMMUNICATIONS (9.0%)
CC Holdings GS V LLC/Crown Castle GS
   III Corp., 7.75%, 5/1/17, (Callable
   5/1/13 @ 103.875) (b)                                 500,000        510,000
Centennial Cellular Operating
   Co./Centennial Communications Corp.,
   10.13%, 6/15/13, (Callable
   8/31/09 @ 103.375)                                    867,000        886,507
Cincinnati Bell, Inc., 7.00%,
   2/15/15, (Callable 2/15/10 @ 103.5)                   237,000        224,558
Cincinnati Bell, Inc., 7.25%,
   7/15/13, (Callable 8/31/09 @ 102.417)                  24,000         23,310
Cricket Communications, Inc., 9.38%,
   11/1/14, (Callable 11/1/10 @ 104.6875)                360,000        365,400
Cricket Communications, Inc., 10.00%,
   7/15/15, (Callable 7/15/12 @ 105)                     360,000        371,700
Crown Castle International Corp.,
   9.00%, 1/15/15, (Callable
   1/15/13 @ 105.625)                                     62,000         65,488
Frontier Communications Corp., 6.25%,
   1/15/13                                               272,000        261,800
MetroPCS Wireless, Inc., 9.25%,
   11/1/14, (Callable
   11/1/10 @ 104.625) (b)                                358,000        370,530
Nextel Communications, Inc., Series
   E, 6.88%, 10/31/13, (Callable
   8/31/09 @ 103.438)                                    277,000        252,762
Qwest Communications International,
   Inc., 7.50%, 2/15/14, (Callable
   8/31/09 @ 103.75)                                     350,000        342,125
Qwest Corp., 7.88%, 9/1/11                               500,000        510,000
Sprint Capital Corp., 8.75%, 3/15/32                     277,000        238,566
Windstream Corp., 8.13%, 8/1/13                          181,000        182,810
Windstream Corp., 8.63%, 8/1/16,
   (Callable 8/1/11 @ 104.313)                            71,000         72,065
                                                                   ------------
                                                                      4,677,621
                                                                   ------------
TRANSPORTATION EX AIR/RAIL (0.5%)
Overseas Shipholding Group, Inc.,
   8.75%, 12/1/13                                        280,000        258,300
                                                                   ------------

                                    Continued

                                                                 HIGH YIELD BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
UTILITIES (10.3%)
AES Corp. (The), 8.00%, 10/15/17                   $     201,000   $    196,980
Atlas Pipeline Partners L.P., 8.75%,
   6/15/18, (Callable 6/15/13 @ 104.375)                 328,000        262,400
Copano Energy LLC/Copano Energy
   Finance Corp., 8.13%, 3/1/16,
   (Callable 3/1/11 @ 104.0625)                           90,000         87,750
Dynegy Holdings, Inc., 7.75%, 6/1/19                     350,000        278,688
Edison Mission Energy, 7.00%, 5/15/17                    251,000        199,859
Edison Mission Energy, 7.50%, 6/15/13                    165,000        150,562
Holly Energy Partners L.P., 6.25%,
   3/1/15, (Callable 3/1/10 @ 103.125)                   500,000        445,000
MarkWest Energy Partners L.P. /
   MarkWest Energy Finance Corp., Series
   B, 8.75%, 4/15/18, (Callable
   4/15/13 @ 104.375)                                     83,000         77,190
Orion Power Holdings, Inc., 12.00%,
   5/1/10                                                510,000        527,850
PNM Resources, Inc., 9.25%, 5/15/15                      430,000        417,100
Regency Energy Partners L.P./Regency
   Energy Finance Corp., 9.38%, 6/1/16,
   (Callable 6/1/13 @ 104.688) (b)                       750,000        765,000
RRI Energy, Inc., 7.63%, 6/15/14                          85,000         79,050
Sabine Pass Liquified Natural Gas
   L.P., 7.25%, 11/30/13                                 734,000        628,488
Targa Resources Partners L.P./Targa
   Resources Partners Finance Corp.,
   8.25%, 7/1/16, (Callable
   7/1/12 @ 104.125) (b)                                 903,000        801,412
TEPPCO Partners L.P., 7.00%, 6/1/67,
   (Callable 6/1/17 @ 100) (a)                           550,000        424,185
                                                                   ------------
                                                                      5,341,514
                                                                   ------------
TOTAL CORPORATE BONDS                                                43,062,265
                                                                   ------------
FOREIGN BONDS (13.7%)
CABLE/SATELLITE TV (0.7%)
Videotron Ltee, 9.13%, 4/15/18,
   (Callable 4/15/13 @ 104.563)                          300,000        311,250
Virgin Media Finance PLC, 8.75%,
   4/15/14, (Callable 9/1/09 @ 104.375)                   72,000         72,720
                                                                   ------------
                                                                        383,970
                                                                   ------------
ENERGY (0.8%)
Connacher Oil and Gas, Ltd., 10.25%,
   12/15/15, (Callable
   12/15/11 @ 105.125) (b)                               615,000        390,525
                                                                   ------------
MEDIA (2.0%)
Quebecor Media, Inc., 7.75%, 3/15/16,
   (Callable 3/15/11 @ 103.875)                        1,111,000      1,055,450
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
FOREIGN BONDS, CONTINUED
METALS & MINING (3.0%)
Novelis, Inc., 7.25%, 2/15/15,
   (Callable 2/15/10 @ 103.625)                    $   1,100,000    $   896,500
Teck Resources, Ltd., 10.25%,
   5/15/16, (Callable
   5/15/13 @ 105.125) (b)                                145,000        164,212
Teck Resources, Ltd., 10.75%,
   5/15/19, (Callable
   5/15/14 @ 105.375) (b)                                406,000        472,483
                                                                   ------------
                                                                      1,533,195
                                                                   ------------
PAPER (0.0%)
PE Paper Escrow GmbH, 12.00%, 8/1/14,
   (Callable 8/1/12 @ 106) (b)                            24,000         23,823
                                                                   ------------
SERVICES (0.3%)
Ashtead Holdings PLC, 8.63%, 8/1/15,
   (Callable 8/1/10 @ 104.313) (b)                       151,000        129,860
                                                                   ------------
TECHNOLOGY (1.3%)
NXP BV / NXP Funding LLC, 7.88%,
   10/15/14, (Callable
   10/15/10 @ 103.938)                                   160,000        111,200
Sensata Technologies BV, 8.00%,
   5/1/14, (Callable 5/1/10 @ 104)                       714,000        578,340
                                                                   ------------
                                                                        689,540
                                                                   ------------
TELECOMMUNICATIONS (1.3%)
Wind Acquisition Finance SA, 11.75%,
   7/15/17, (Callable
   7/15/13 @ 105.875) (b)                                650,000        695,500
                                                                   ------------
TRANSPORTATION EX AIR/RAIL (1.6%)
Stena AB, 7.00%, 12/1/16, (Callable
   12/1/09 @ 103.5)                                      250,000        198,125
Stena AB, 7.50%, 11/1/13, (Callable
   11/1/09 @ 102.5)                                      750,000        637,500
                                                                   ------------
                                                                        835,625
                                                                   ------------
UTILITIES (2.7%)
Gibson Energy ULC/GEP Midstream
   Finance Corp., 11.75%, 5/27/14,
   (Callable 6/1/12 @ 105.875) (b)                       626,000        622,870
Intergen NV, 9.00%, 6/30/17,
   (Callable 6/30/12 @ 104.5) (b)                        800,000        788,000
                                                                   ------------
                                                                      1,410,870
                                                                   ------------
TOTAL FOREIGN BONDS                                                   7,148,358
                                                                   ------------

                                    Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   -------------   ------------
PREFERRED STOCKS (0.2%)
AUTOMOTIVE & AUTO PARTS (0.2%)
Preferred Blocker, Inc., 7.00%(b)                            200   $     92,094
                                                                   ------------
TOTAL PREFERRED STOCKS                                                   92,094
                                                                   ------------
INVESTMENTS IN AFFILIATES (0.4%)
Fifth Third Institutional Money
   Market Fund (c)                                       231,361        231,361
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                         231,361
                                                                   ------------
TOTAL INVESTMENTS (COST $53,340,065) - 97.1%                         50,534,078
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.9%                          1,490,739
                                                                   ------------
NET ASSETS - 100.0%                                                $ 52,024,817
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) PIK (payment-in-kind) security. Bond that pays interest in the form of additional bonds.

(e)   Defaulted security.

At July 31, 2009, High Yield Bond's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------------
Austria                                                                      --^
Canada                                                                      6.5%
Great Britain                                                               0.4%
Luxembourg                                                                  1.4%
Netherlands                                                                 2.9%
Sweden                                                                      1.7%
United States                                                              87.1%
                                                                   ------------
TOTAL                                                                     100.0%
                                                                   ============
----------
^     Amount is less than 0.05%.


                      See notes to schedules of investments
                       and notes to financial statements.

                                                               TOTAL RETURN BOND
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
ASSET-BACKED SECURITIES (6.4%)
AUTOMOBILE ABS OTHER (1.1%)
Hyundai Auto Receivables Trust,
   Series 2006-B, Class C, 5.25%,
   5/15/13 (e)                                     $   1,990,202   $  1,983,958
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)                 1,000,000      1,003,286
Truck Retail Installment Paper Corp.,
   Series 2005-1A, Class A, 0.56%,
   12/15/16 (a)(b)(e)                                  1,950,000      1,605,948
                                                                   ------------
                                                                      4,593,192
                                                                   ------------
AUTOMOBILES SEQUENTIAL (0.3%)
Long Beach Auto Receivables Trust,
   Series 2007-A, Class A3, 4.97%,
   10/15/11                                              453,526        454,158
Prestige Auto Receivables Trust,
   Series 2006-1A, Class A2, 5.25%,
   6/17/13(b)                                            869,259        880,387
                                                                   ------------
                                                                      1,334,545
                                                                   ------------
HOME EQUITY OTHER (1.2%)
Flagstar Home Equity Loan Trust,
   Series 2007-1A, Class AF2, 5.77%,
   1/25/35(b)                                          1,915,000      1,459,774
New Century Home Equity Loan Trust,
   Series 2005-A, Class A5W, 5.29%,
   8/25/35                                             4,000,000      1,732,387
Renaissance Home Equity Loan Trust,
   Series 2005-2, Class AF4, 4.93%,
   8/25/35                                             2,620,000      1,713,239
                                                                   ------------
                                                                      4,905,400
                                                                   ------------
HOME EQUITY SEQUENTIAL (0.3%)
Irwin Home Equity Corp., Series
   2006-3, Class 2A2, 5.83%, 9/25/37 (b)               1,225,000        650,233
Residential Funding Mortgage
   Securities II, Inc., Series 2006-HI3,
   Class A4, 6.31%, 2/25/36 (h)                        1,500,000        422,522
                                                                   ------------
                                                                      1,072,755
                                                                   ------------
MANUFACTURED HOUSING ABS OTHER (0.4%)
Mid-State Trust, Series 2005-1, Class
   M2, 7.08%, 1/15/40                                  2,569,889      1,691,843
                                                                   ------------
MANUFACTURED HOUSING SEQUENTIAL (0.7%)
Vanderbilt Acquisition Loan Trust,
   Series 2002-1, Class A4, 6.57%,
   5/7/27 (a)                                          2,840,000      2,611,847
                                                                   ------------
OTHER ABS (2.4%)
Aerco, Ltd., Series 2A, Class A3,
   0.75%, 7/15/25 (a)(b)(e)(h)                         1,700,384        680,153

                                    Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
ASSET-BACKED SECURITIES, CONTINUED
OTHER ABS, CONTINUED
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB1,
   Class AF4, 5.44%, 1/25/36                       $   5,986,636   $  2,990,207
First Franklin Mortgage Loan Asset
   Backed Certificates, Series
   2004-FF11, Class 1A2, 0.64%,
   1/25/35 (a)                                            51,824         37,008
First Franklin Mortgage Loan Asset
   Backed Certificates, Series 2005-FFA,
   Class M3, 5.52%, 3/25/25                              600,000        102,133
Popular ABS Mortgage Pass-Through
   Trust, Series 2005-4, Class AF3,
   4.97%, 9/25/35 (a)                                     85,912         85,234
Renaissance Home Equity Loan Trust,
   Series 2006-1, Class AF4, 6.01%,
   5/25/36                                             1,645,000        975,698
Residential Asset Mortgage Products,
   Inc., Series 2002-RZ3, Class M1,
   5.78%, 8/25/32 (a)                                    284,842        278,916
Residential Asset Mortgage Products,
   Inc., Series 2003-RZ5, Class A7,
   4.97%, 9/25/33                                      2,583,849      2,075,935
Small Business Administration, Series
   2005-P10B, Class 1, 4.94%, 8/10/15 (e)              2,280,165      2,379,210
                                                                   ------------
                                                                      9,604,494
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                        25,814,076
                                                                   ------------
CORPORATE BONDS (17.0%)
BEVERAGES-NON ALCOHOLIC (0.4%)
Coca-Cola Enterprises, Inc., 7.38%,
   3/3/14                                              1,275,000      1,484,606
                                                                   ------------
CABLE TV (0.5%)
Comcast Corp., 5.70%, 7/1/19                           1,000,000      1,066,100
COX Communications, Inc., 5.50%,
   10/1/15                                               800,000        822,741
                                                                   ------------
                                                                      1,888,841
                                                                   ------------
CHEMICALS-DIVERSIFIED (0.6%)
EI Du Pont de Nemours & Co., 4.75%,
   3/15/15                                             2,200,000      2,338,613
                                                                   ------------
COMMERCIAL BANKS-CENTRAL U.S. (0.6%)
National City Bank, 5.25%, 12/15/16 (b)                1,340,000      1,260,913
SunTrust Bank, 3.00%, 11/16/11                         1,000,000      1,031,414
                                                                   ------------
                                                                      2,292,327
                                                                   ------------
COMMERCIAL BANKS-EASTERN U.S. (0.3%)
Manufacturers & Traders Trust Co.,
   2.10%, 4/1/13, (Callable
   10/1/09 @ 100) (a)                                  1,075,000        849,276
Mercantile Bankshares Corp., Series
   B, 4.63%, 4/15/13                                     500,000        454,072
                                                                   ------------
                                                                      1,303,348
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
COMMERCIAL BANKS NON-U.S. (0.2%)
Westpac Capital Trust IV, 5.26%,
   12/29/49 (a)(b)(f)                              $   1,445,000   $    980,620
                                                                   ------------
COMMERCIAL BANKS-SOUTHERN U.S. (1.6%)
Hibernia Corp., 5.35%, 5/1/14                          2,845,000      2,393,410
Wachovia Bank NA, 5.85%, 2/1/37 (e)                    4,500,000      4,143,564
                                                                   ------------
                                                                      6,536,974
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
American Express Travel Related
   Services Co., Inc., 5.25%, 11/21/11 (b)             1,000,000      1,007,496
General Electric Capital Corp.,
   4.80%, 5/1/13                                       2,725,000      2,777,933
                                                                   ------------
                                                                      3,785,429
                                                                   ------------
ELECTRIC-INTEGRATED (2.3%)
Florida Power & Light Co., 5.96%,
   4/1/39                                              1,565,000      1,726,464
Florida Power Corp., Series A, 5.80%,
   9/15/17                                             1,000,000      1,090,951
Public Service Electric & Gas Co.,
   5.00%, 8/15/14                                      1,200,000      1,284,656
Southern Power Co., Series B, 6.25%,
   7/15/12                                             2,260,000      2,475,633
Virginia Electric and Power Co.,
   5.95%, 9/15/17                                      1,000,000      1,093,947
Virginia Electric and Power Co.,
   6.35%, 11/30/37                                     1,450,000      1,644,402
                                                                   ------------
                                                                      9,316,053
                                                                   ------------
FINANCE-COMMERCIAL (0.2%)
Caterpillar Financial Services Corp.,
   5.13%, 10/12/11                                       950,000        997,899
                                                                   ------------
FINANCE-CONSUMER LOANS (1.9%)
HSBC Finance Corp., 6.38%, 10/15/11                    2,000,000      2,052,874
John Deere Capital Corp., 5.50%,
   4/13/17                                             1,225,000      1,273,243
John Deere Capital Corp., 7.00%,
   3/15/12                                             3,950,000      4,382,055
                                                                   ------------
                                                                      7,708,172
                                                                   ------------
FINANCE-INVESTMENT BANKER/
   BROKER (1.4%)
Bear Stearns Cos. LLC (The), 6.40%,
   10/2/17                                               350,000        374,247
Citigroup, Inc., 6.13%, 11/21/17                       2,000,000      1,839,236
Goldman Sachs Group, Inc. (The),
   6.13%, 2/15/33                                      1,100,000      1,135,510
JPMorgan Chase Capital XXI, Series U,
   1.97%, 2/2/37, (Callable
   2/2/12 @ 100) (a)                                   1,000,000        569,477
Merrill Lynch & Co., Inc., 5.70%,
   5/2/17                                              2,000,000      1,764,446
                                                                   ------------
                                                                      5,682,916
                                                                   ------------

                                    Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
FOOD-RETAIL (0.3%)
Kroger Co. (The), 7.50%, 1/15/14                   $   1,000,000   $  1,138,572
                                                                   ------------
INVESTMENT MANAGEMENT/ADVISOR
   SERVICES (0.3%)
Ameriprise Financial, Inc., 5.65%,
   11/15/15                                            1,480,000      1,429,602
                                                                   ------------
MONEY CENTER BANKS (0.2%)
UBS Preferred Funding Trust I, 8.62%,
   10/29/49 (a)(f)                                       925,000        693,750
                                                                   ------------
MULTI-LINE INSURANCE (1.1%)
American Financial Group, Inc.,
   9.88%, 6/15/19                                      2,260,000      2,321,015
MetLife, Inc., 5.00%, 6/15/15                          1,100,000      1,125,373
MetLife, Inc., 6.75%, 6/1/16                           1,000,000      1,076,071
                                                                   ------------
                                                                      4,522,459
                                                                   ------------
MULTIMEDIA (0.6%)
Time Warner, Inc., 7.70%, 5/1/32                         492,000        544,757
Walt Disney Co. (The), 4.70%, 12/1/12                  1,800,000      1,945,822
                                                                   ------------
                                                                      2,490,579
                                                                   ------------
NETWORKING PRODUCTS (0.3%)
Cisco Systems, Inc., 4.95%, 2/15/19                    1,000,000      1,050,363
                                                                   ------------
OIL REFINING & MARKETING (0.4%)
Premcor Refining Group, Inc. (The),
   7.50%, 6/15/15, (Callable
   8/31/09 @ 102.5)                                    1,500,000      1,538,412
                                                                   ------------
PROPERTY/CASUALTY INS (0.0%)
Travelers Property Casualty Corp.,
   7.75%, 4/15/26                                         85,000         97,634
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Simon Property Group L.P., 5.63%,
   8/15/14                                             1,790,000      1,767,093
                                                                   ------------
RETAIL-DISCOUNT (0.3%)
Target Corp., 5.38%, 5/1/17                            1,150,000      1,208,139
                                                                   ------------
SPECIAL PURPOSE ENTITY (0.3%)
Principal Life Global Funding I,
   5.13%, 10/15/13 (b)                                 1,090,000      1,057,655
                                                                   ------------
SUPER-REGIONAL BANKS-U.S. (1.2%)
BAC Capital Trust XIII, 1.03%,
   3/15/43 (a)(f)                                      2,000,000        972,748
Bank of America Corp., 5.63%, 10/14/16                 4,000,000      3,817,896
                                                                   ------------
                                                                      4,790,644
                                                                   ------------
TELEPHONE-INTEGRATED (0.3%)
AT&T, Inc., 6.30%, 1/15/38                             1,450,000      1,546,556
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
TRANSPORT-RAIL (0.4%)
Union Pacific Corp., 5.45%, 1/31/13                $   1,380,000   $  1,446,061
                                                                   ------------
TOTAL CORPORATE BONDS                                                69,093,317
                                                                   ------------
FOREIGN BONDS (2.7%)
FINANCE-OTHER SERVICES (0.7%)
BP Capital Markets PLC, 3.88%, 3/10/15                 2,680,000      2,778,037
                                                                   ------------
OIL COMPANY-EXPLORATION &
   PRODUCTION (0.8%)
Canadian Natural Resources, Ltd.,
   6.25%, 3/15/38                                      1,000,000      1,089,370
Gazprom International SA, 7.20%,
   2/1/20 (b)                                          2,264,433      2,236,128
                                                                   ------------
                                                                      3,325,498
                                                                   ------------
SOVEREIGN (1.0%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/14 BRL                                  8,340,000      4,116,195
                                                                   ------------
TELEPHONE-INTEGRATED (0.2%)
France Telecom SA, 8.50%, 3/1/31                         650,000        882,485
                                                                   ------------
TOTAL FOREIGN BONDS                                                  11,102,215
                                                                   ------------
MORTGAGE-BACKED SECURITIES (27.1%)
AGENCY COLLATERAL OTHER (0.5%)
Restructured Assets Certificates,
   Series 2006-9, Class P, 12.07%,
   12/31/49 (a)(b)(d)(h)                               5,250,000      2,160,375
                                                                   ------------
CMBS OTHER (8.3%)
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T14, Class
   A4, 5.20%, 1/12/41 (a)                              2,000,000      1,984,885
Commercial Mortgage Asset Trust,
   Series 1999-C1, Class B, 7.23%,
   1/17/32 (a)                                         1,620,000      1,709,256
Crown Castle Towers LLC, Series
   2005-1A, Class AFX, 4.64%, 6/15/35 (b)              4,000,000      3,960,000
CS First Boston Mortgage Securities
   Corp., Series 2001-CK3, Class A4,
   6.53%, 6/15/34                                      2,922,180      3,030,872
GE Capital Commercial Mortgage Corp.,
   Series 2000-1, Class A2, 6.50%,
   1/15/33                                             2,386,237      2,467,022
Greenwich Capital Commercial Funding
   Corp., Series 2002-C1, Class A4,
   4.95%, 1/11/35                                      1,000,000      1,032,295
Greenwich Capital Commercial Funding
   Corp., Series 2004-GG1, Class A5,
   4.88%, 6/10/36                                      5,125,000      5,047,933
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38 (e)                                         3,315,580      3,311,691

                                    Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
CMBS OTHER, CONTINUED
LB-UBS Commercial Mortgage Trust,
   Series 2003-C8, Class A4, 5.12%,
   11/15/32 (a)                                    $   2,924,000   $  2,936,574
LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2, 4.55%,
   7/15/30                                               289,311        287,115
Morgan Stanley Dean Witter Capital I,
   Series 2003-TOP9, Class A2, 4.74%,
   11/13/36                                            2,590,000      2,632,917
Nomura Asset Securities Corp., Series
   1998-D6, Class A2, 6.97%, 3/15/30 (a)               1,000,000      1,099,335
Nomura Asset Securities Corp., Series
   1998-D6, Class A4, 7.55%, 3/15/30 (a)               1,600,000      1,676,632
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class
   A3, 4.87%, 3/18/36                                  2,270,000      2,290,016
                                                                   ------------
                                                                     33,466,543
                                                                   ------------
CMBS SUBORDINATED (3.3%)
CS First Boston Mortgage Securities
   Corp., Series 2002-CKN2, Class C1,
   6.38%, 4/15/37 (a)                                  1,180,000      1,147,788
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class B, 4.46%,
   10/10/28 (a)                                        2,740,000      2,718,796
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class C, 4.52%,
   10/10/28 (a)                                        4,093,000      4,062,424
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class C,
   5.05%, 3/18/36 (a)                                  1,417,000      1,337,225
SBA CMBS Trust, Series 2006-1A, Class
   D, 5.85%, 11/15/36 (b)                              3,100,000      3,007,000
SBA CMBS Trust, Series 2006-1A, Class
   E, 6.17%, 11/15/36 (b)                              1,350,000      1,309,500
                                                                   ------------
                                                                     13,582,733
                                                                   ------------
WL COLLATERAL CMO MEZZANINE (0.0%)
Homebanc Mortgage Trust, Series
   2004-1, Class 2M2, 2.01%, 8/25/29 (a)                 331,229         68,269
                                                                   ------------
WL COLLATERAL CMO OTHER (8.7%)
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-10, Class 12A3,
   4.56%, 1/25/35 (a)                                    812,370        635,825
Chase Mortgage Finance Corp., Series
   2006-A1, Class 4A1, 6.04%, 9/25/36 (a)              6,523,941      5,499,205
Chaseflex Trust, Series 2006-1, Class
   A4, 6.30%, 6/25/36 (a)                              7,344,000      3,674,783
Chaseflex Trust, Series 2006-2, Class
   A4, 6.34%, 9/25/36 (a)                              2,815,000      1,159,141
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series 2005-4,
   Class A2, 5.05%, 9/25/35 (a)                          657,861        626,406
GMAC Mortgage Corp. Loan Trust,
   Series 2003-GH2, Class A4, 5.00%,
   10/25/33                                            2,014,322      1,659,747

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO OTHER, CONTINUED
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 0.74%,
   12/25/34 (a)(e)                                 $   1,174,473   $    565,860
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 3.87%,
   4/25/37 (a)(e)                                        416,013        260,002
Homebanc Mortgage Trust, Series
   2006-1, Class 2A1, 5.98%,
   4/25/37 (a)                                         2,948,280      1,963,172
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 3.64%,
   7/25/35 (a)                                         1,758,657        997,833
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.82%,
   2/25/35 (a)                                           675,022        642,992
JP Morgan Mortgage Trust, Series
   2005-A2, Class 3A2, 4.89%,
   4/25/35 (a)                                         3,000,000      2,455,252
JP Morgan Mortgage Trust, Series
   2005-A2, Class 7CB1, 4.88%,
   4/25/35 (a)                                         2,276,981      2,111,342
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a)                                         1,629,151      1,289,406
JP Morgan Mortgage Trust, Series
   2005-ALT1, Class 4A1, 5.65%,
   10/25/35 (a)                                        2,919,079      2,052,547
JP Morgan Mortgage Trust, Series
   2006-A2, Class 3A2, 5.68%,
   4/25/36 (a)                                         7,620,131      5,739,583
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                             1,487,803      1,470,601
Residential Accredit Loans, Inc.,
   Series 2004-QA1, Class A1, 0.56%,
   3/25/34 (a)(e)                                        932,783        533,348
Residential Accredit Loans, Inc.,
   Series 2005-QA12, Class CB1, 5.44%,
   12/25/35 (a)                                        1,956,636      1,022,174
Structured Asset Securities Corp.,
   Series 2004-21XS, Class 2A6B, 5.15%,
   12/25/34                                            1,131,384      1,009,528
                                                                   ------------
                                                                     35,368,747
                                                                   ------------
WL COLLATERAL CMO SEQUENTIAL (3.6%)
Chase Mortgage Finance Corp., Series
   2006-A1, Class 2A3, 6.00%,
   9/25/36 (a)                                         2,000,000      1,021,370
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                               323,215        264,835
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB3, Class A3, 6.51%, 7/25/36 (a)              2,575,000        982,241
JP Morgan Alternative Loan Trust,
   Series 2005-S1, Class 1A2, 5.50%,
   12/25/35                                            1,617,991      1,055,904

                                    Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO SEQUENTIAL, CONTINUED
JP Morgan Alternative Loan Trust,
   Series 2006-A5, Class 2A6, 5.80%,
   10/25/36 (a)                                    $   5,640,000   $  1,646,629
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A3A, 6.00%,
   8/25/36                                             4,529,000      2,638,797
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.81%, 6/25/36 (a)                569,162        460,138
JP Morgan Mortgage Trust, Series
   2006-A7, Class 3A2, 5.94%, 1/25/37 (a)              5,075,000      3,187,922
Wells Fargo Mortgage Backed
   Securities Trust, Series 2003-N,
   Class 2A3, 4.74%, 12/25/33 (a)                      4,095,000      3,313,046
                                                                   ------------
                                                                     14,570,882
                                                                   ------------
WL COLLATERAL PAC (0.3%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                             1,297,220      1,217,017
                                                                   ------------
WL COLLATERAL SUPPORT (2.4%)
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 4.58%,
   11/25/35 (a)                                          548,831        178,770
Chaseflex Trust, Series 2006-1, Class
   A6, 6.29%, 6/25/36 (a)                              5,193,519      2,738,822
JP Morgan Alternative Loan Trust,
   Series 2006-A4, Class A7, 6.30%,
   9/25/36 (a)                                         5,000,000      1,503,700
JP Morgan Alternative Loan Trust,
   Series 2006-S1, Class 1A18, 6.00%,
   3/25/36                                             3,150,180      1,568,691
Nomura Asset Acceptance Corp., Series
   2004-AR4, Class 1A2, 4.87%,
   12/25/34 (a)                                          772,939        164,921
Nomura Asset Acceptance Corp., Series
   2005-AR2, Class 2A2, 5.52%,
   5/25/35 (a)                                           934,196        343,729
Nomura Asset Acceptance Corp., Series
   2005-AR3, Class 3A2, 5.64%,
   7/25/35 (a)                                         1,580,986        945,040
Nomura Asset Acceptance Corp., Series
   2005-AR5, Class 2A2, 5.63%,
   10/25/35 (a)                                        1,098,580        291,139
Nomura Asset Acceptance Corp., Series
   2006-AF1, Class 3A2, 6.52%,
   6/25/36 (a)                                         1,809,411        194,485
Residential Funding Mortgage
   Securities I, Series 2007-S2, Class
   A10, 6.00%, 2/25/37                                   430,000        181,922
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR7,
   Class 2A2, 5.14%, 5/25/35 (a)                       2,280,200      1,425,684
                                                                   ------------
                                                                      9,536,903
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                    109,971,469
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
U.S. GOVERNMENT AGENCIES (42.1%)
FANNIE MAE (20.4%)
0.54%, 8/25/44 (a)                                 $     758,828   $    716,764
0.59%, 4/25/36 (a)(e)                                  3,749,277      3,670,852
3.88%, 7/12/13                                         5,900,000      6,225,645
4.50%, 4/1/20                                          3,908,611      4,081,278
5.00%, 5/1/25                                          1,473,928      1,520,610
5.00%, 1/1/34 (e)                                      8,050,907      8,287,662
5.11%, 8/1/34 (a)                                         85,938         90,335
5.50%, 12/25/20                                        1,873,659      1,961,036
5.50%, 2/1/25                                            907,541        949,548
5.50%, 3/1/33 (e)                                      6,683,408      6,956,067
5.50%, 12/25/33                                          900,000        937,365
5.50%, 5/25/34                                         3,150,000      2,687,478
5.50%, 3/1/35                                          1,132,171      1,176,944
5.50%, 6/1/35                                            513,811        534,131
5.50%, 11/1/35                                           764,437        794,668
5.50%, 11/1/36                                         1,427,802      1,482,036
5.50%, 1/1/37                                          3,453,490      3,584,023
5.50%, 4/25/37                                         3,205,208      3,164,983
5.50%, 8/1/37                                          2,665,942      2,765,538
6.00%, 5/1/17                                            117,554        125,503
6.00%, 5/1/18                                            326,375        347,426
6.00%, 2/1/22                                          2,433,320      2,587,105
6.00%, 1/1/33                                            262,656        277,804
6.00%, 8/25/33 (a)                                     1,720,305      1,686,968
6.00%, 7/1/35                                          3,150,172      3,315,111
6.00%, 9/1/35                                          1,584,009      1,666,946
6.00%, 1/1/36                                          2,881,224      3,043,447
6.00%, 12/1/36                                           943,400        991,321
6.00%, 1/1/37                                          3,399,290      3,571,962
6.00%, 7/1/38                                          8,041,699      8,438,427
6.50%, 7/1/16                                            399,321        429,512
6.50%, 6/1/17                                            129,026        138,781
6.50%, 8/1/28                                            110,290        119,398
6.50%, 6/1/29                                             96,905        104,786
6.50%, 4/1/32                                            237,091        255,781
6.50%, 6/1/32                                            486,340        524,679
6.50%, 7/1/32                                            790,434        852,876
6.50%, 3/1/33                                            163,154        175,811
6.50%, 8/1/36                                            661,062        705,754
7.00%, 6/1/32                                            167,626        185,094
7.00%, 8/1/32                                            404,266        443,897
7.00%, 9/1/34                                             87,668         95,982
7.00%, 9/1/36                                          1,044,572      1,139,694
7.50%, 6/1/28                                            118,891        132,100
                                                                   ------------
                                                                     82,943,128
                                                                   ------------

                                    Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC (15.9%)
0.69%, 7/15/36 (a)(e)                              $   1,129,953   $  1,106,009
4.00%, 1/15/17                                         7,500,000      7,725,990
4.00%, 5/1/19                                          2,721,882      2,798,744
4.50%, 6/1/34                                            781,660        788,389
4.50%, 9/1/34                                            842,135        849,385
5.00%, 12/1/18                                         1,087,822      1,143,696
5.00%, 2/15/25                                         3,245,000      3,311,351
5.00%, 8/1/33                                            331,747        341,016
5.00%, 5/1/34                                            162,385        166,846
5.00%, 7/1/35                                            384,612        394,756
5.00%, 8/1/35                                            903,792        927,630
5.00%, 11/1/35                                         3,467,428      3,558,885
5.00%, 4/1/36                                            369,817        379,571
5.00%, 7/1/36                                          1,572,461      1,611,233
5.22%, 3/1/37 (a)                                        417,667        436,479
5.50%, 3/15/35                                         5,505,000      5,735,558
5.70%, 4/1/37 (a)                                      2,781,960      2,921,271
5.82%, 10/1/36 (a)                                     1,846,587      1,936,337
5.91%, 3/1/37 (a)(e)                                   6,142,479      6,480,854
6.00%, 12/15/21                                        2,521,579      2,606,035
6.00%, 9/1/33                                            262,767        277,264
6.00%, 2/1/38                                          4,557,410      4,781,076
6.09%, 1/1/37 (a)                                      5,160,442      5,452,243
6.14%, 2/1/37 (a)                                      4,886,903      5,159,624
6.50%, 1/1/29                                            977,243      1,054,477
6.50%, 7/1/32                                            157,118        169,241
6.50%, 9/1/32                                             72,669         78,185
6.50%, 5/15/34 (a)                                     1,154,197      1,118,865
6.91%, 7/15/32, IO (a)(h)                              7,280,791        549,104
7.00%, 6/1/26                                            470,787        514,063
7.00%, 1/1/32                                             97,650        107,061
                                                                   ------------
                                                                     64,481,238
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (5.8%)
0.43%, 3/16/46, IO (a)(h)                             12,738,806        355,490
0.51%, 4/16/46, IO (a)(h)                             59,406,200      1,725,007
0.88%, 6/17/45, IO (a)(h)                             11,708,493        428,188
0.96%, 2/16/48, IO (a)(h)                             52,663,599      2,232,921
0.99%, 2/16/48, IO (a)(h)                             14,618,896        702,857
1.04%, 6/16/49, IO (a)(h)                             65,470,919      3,364,865
4.82%, 10/16/29 (a)                                    2,660,000      2,792,318
5.03%, 11/16/33 (a)                                    5,640,000      5,922,399
5.30%, 7/16/28 (a)                                     3,000,000      3,194,535
5.32%, 8/16/30 (a)                                     2,560,000      2,720,134
9.50%, 12/15/09                                            3,755          3,772
                                                                   ------------
                                                                     23,442,486
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES                                      170,866,852
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
U.S. TREASURY OBLIGATIONS (1.3%)
U.S. TREASURY STRIPS (1.3%)
6.12%, 2/15/18 **                                  $   2,700,000   $  1,951,655
8.21%, 11/15/27 ** (e)                                 7,400,000      3,253,151
                                                                   ------------
                                                                      5,204,806
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS                                       5,204,806
                                                                   ------------
                                                       SHARES
                                                   -------------
PREFERRED STOCKS (1.2%)
COMMERCIAL BANKS NON-U.S. (0.6%)
Barclays Bank PLC, Series 5, 8.13%                       106,000      2,427,400
                                                                   ------------
SOVEREIGN AGENCY (0.1%)
Fannie Mae, 8.25% (a)                                    160,000        297,600
Freddie Mac, 8.38% (a)                                   161,000        210,910
                                                                   ------------
                                                                        508,510
                                                                   ------------
SUPER-REGIONAL BANKS-U.S. (0.5%)
Wells Fargo Capital XII, 7.88%                            80,000      1,991,200
                                                                   ------------
TOTAL PREFERRED STOCKS                                                4,927,110
                                                                   ------------
                                                     PRINCIPAL
                                                       AMOUNT
                                                   -------------
DEMAND NOTES (0.2%)
ELECTRIC-INTEGRATED (0.2%)
Alabama Power Capital Trust V,
   5.50%, 10/1/42 (a)(g)                           $     874,000        799,546
                                                                   ------------
TOTAL DEMAND NOTES                                                      799,546
                                                                   ------------
                                                       SHARES
                                                   -------------
INVESTMENTS IN AFFILIATES (2.5%)
Fifth Third Institutional Money
   Market Fund (c)                                    10,075,825     10,075,825
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                      10,075,825
                                                                   ------------
TOTAL INVESTMENTS (COST $464,821,851) - 100.5%                      407,855,216
LIABILITIES IN EXCESS OF OTHER ASSETS -(0.5)%                        (1,935,539)
                                                                   ------------
NET ASSETS - 100.0%                                                $405,919,677
                                                                   ============

                                    Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

**    Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) The Fund's securities were fair valued at July 31, 2009 using procedures approved by the Board of Trustees.

(e) All or part of this security has been designated as collateral for futures contracts, and/or delayed delivery security/ies.

(f) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(g)   Maturity date is next rate reset date.

(h)   Illiquid Securities.

The following abbreviations are used in the Schedule of Investments:
ABS - Asset-Backed Security
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
PAC - Planned Amortization Class
WL - Whole Loan


                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 SHORT TERM BOND
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
ASSET-BACKED SECURITIES (10.8%)
AUTOMOBILES SEQUENTIAL (4.9%)
Bay View Auto Trust, Series 2005-LJ2,
   Class A4, 4.55%, 2/25/14                        $     356,782   $    358,998
BMW Vehicle Lease Trust, Series
   2009-1, Class A2, 2.04%, 4/15/11                      750,000        752,608
Capital One Auto Finance Trust,
   Series 2006-C, Class A3A, 5.07%,
   7/15/11                                               180,474        180,485
Ford Credit Auto Owner Trust, Series
   2009-B, Class A2, 2.10%, 11/15/11                   1,000,000      1,005,402
Honda Auto Receivables Owner Trust,
   Series 2009-3, Class A3, 2.31%,
   5/15/13                                             1,030,000      1,027,888
Hyundai Auto Receivables Trust,
   Series 2005-A, Class A4, 4.18%,
   2/15/12                                             1,460,679      1,462,382
Nissan Auto Lease Trust, Series
   2006-A, Class A4, 5.10%, 7/16/12 (e)                2,230,167      2,238,014
USAA Auto Owner Trust, Series 2006-2,
   Class A4, 5.37%, 2/15/12                            1,092,398      1,120,878
Volkswagen Auto Lease Trust, Series
   2009-A, Class A2, 2.87%, 7/15/11                    1,100,000      1,111,105
World Omni Auto Receivables Trust,
   Series 2009-A, Class A2, 2.88%,
   10/17/11                                            2,000,000      2,018,154
                                                                   ------------
                                                                     11,275,914
                                                                   ------------
CREDIT CARD BULLET (4.4%)
Chase Issuance Trust, Series
   2005-A10, Class A10, 4.65%,
   12/17/12 (e)                                        3,000,000      3,102,902
Discover Card Master Trust, Series
   2008-A3, Class A3, 5.10%, 10/15/13                  2,100,000      2,176,397
GE Capital Credit Card Master Note
   Trust, Series 2005-3, Class A, 4.13%,
   6/15/13                                             2,000,000      2,023,558
Nordstrom Private Label Credit Card
   Master Note Trust, Series 2007-1A,
   Class A, 4.92%, 5/15/13 (b)(e)                      3,000,000      3,024,633
                                                                   ------------
                                                                     10,327,490
                                                                   ------------
HOME EQUITY OTHER (0.2%)
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE2, Class A3, 4.24%,
   10/25/33 (a)(e)                                       191,022        186,364
GMAC Mortgage Corp. Loan Trust,
   Series 2005-HE2, Class A3, 4.62%,
   11/25/35 (a)                                          228,323        218,498
                                                                   ------------
                                                                        404,862
                                                                   ------------
HOME EQUITY SEQUENTIAL (1.0%)
GMAC Mortgage Corp. Loan Trust,
   Series 2006-HE2, Class A2, 6.18%,
   5/25/36 (a)(e)                                      3,000,000      2,295,399
                                                                   ------------

                                    Continued

                                                                 SHORT TERM BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
ASSET-BACKED SECURITIES, CONTINUED
OTHER ABS (0.3%)
SVO VOI Mortgage Corp., Series
   2005-AA, Class A, 5.25%,
   2/20/21 (b)(f)                                  $     799,427   $    730,298
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                        25,033,963
                                                                   ------------
CORPORATE BONDS (22.3%)
CABLE TV (0.5%)
Comcast Cable Communications LLC,
   6.75%, 1/30/11                                      1,000,000      1,064,963
                                                                   ------------
CELLULAR TELECOM (0.6%)
New Cingular Wireless Services, Inc.,
   7.88%, 3/1/11                                       1,250,000      1,354,354
                                                                   ------------
COMMERCIAL BANKS (0.9%)
GMAC, Inc., 2.20%, 12/19/12                            2,000,000      2,005,940
                                                                   ------------
COMMERCIAL BANKS-SOUTHERN U.S. (0.7%)
BB&T Corp., 3.85%, 7/27/12                             1,500,000      1,511,283
                                                                   ------------
COMMERCIAL BANKS-WESTERN U.S. (0.9%)
American Express Bank FSB, 3.15%,
   12/9/11                                             2,000,000      2,067,680
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
IBM International Group Capital LLC,
   5.05%, 10/22/12                                     1,250,000      1,338,876
                                                                   ------------
ELECTRIC-INTEGRATED (2.1%)
Duke Energy Carolinas LLC, Series D,
   7.38%, 3/1/10                                       1,250,000      1,293,656
Florida Power Corp., 4.50%, 6/1/10                     2,500,000      2,568,743
Pepco Holdings, Inc., 4.00%, 5/15/10                   1,000,000      1,005,069
                                                                   ------------
                                                                      4,867,468
                                                                   ------------
FIDUCIARY BANKS (0.3%)
Bank of New York Mellon Corp. (The),
   4.95%, 1/14/11                                        750,000        777,463
                                                                   ------------
FINANCE-COMMERCIAL (1.0%)
General Electric Capital Corp.,
   0.95%, 8/15/11 (a)                                  2,500,000      2,397,972
                                                                   ------------
FINANCE-INVESTMENT BANKER/BROKER (4.1%)
Bear Stearns Cos. LLC (The), 5.35%,
   2/1/12                                              2,000,000      2,111,254
Citigroup, Inc., 6.00%, 2/21/12                        1,000,000      1,012,741
Credit Suisse USA, Inc., 6.13%,
   11/15/11                                            1,500,000      1,611,938
Goldman Sachs Group, Inc. (The),
   3.25%, 6/15/12                                      1,500,000      1,556,540
Goldman Sachs Group, Inc. (The),
   6.60%, 1/15/12                                      1,500,000      1,628,788
Morgan Stanley, 6.75%, 4/15/11                         1,500,000      1,586,607
                                                                   ------------
                                                                      9,507,868
                                                                   ------------

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
CORPORATE BONDS, CONTINUED
FINANCE-OTHER SERVICES (1.1%)
National Rural Utilities Cooperative
   Finance Corp., 4.38%, 10/1/10                   $   2,500,000   $  2,566,592
                                                                   ------------
FOOD-RETAIL (0.5%)
Kroger Co. (The), 6.80%, 4/1/11                        1,000,000      1,067,463
                                                                   ------------
MEDICAL INSTRUMENTS (0.9%)
Medtronic, Inc., Series B, 4.38%,
   9/15/10                                             2,000,000      2,063,948
                                                                   ------------
MEDICAL-DRUGS (0.6%)
Pfizer, Inc., 4.45%, 3/15/12                           1,250,000      1,323,368
                                                                   ------------
NETWORKING PRODUCTS (1.1%)
Cisco Systems, Inc., 5.25%, 2/22/11                    2,500,000      2,646,130
                                                                   ------------
OIL COMPANY-INTEGRATED (0.5%)
Chevron Corp., 3.45%, 3/3/12                           1,250,000      1,295,291
                                                                   ------------
REINSURANCE (0.9%)
Berkshire Hathaway Finance Corp.,
   4.75%, 5/15/12                                      2,000,000      2,126,974
                                                                   ------------
RETAIL-DISCOUNT (1.0%)
Wal-Mart Stores, Inc., 4.13%, 2/15/11                  2,250,000      2,341,714
                                                                   ------------
SUPER-REGIONAL BANKS-U.S. (3.6%)
Bank of America Corp., 4.38%, 12/1/10                  1,000,000      1,019,436
PNC Funding Corp., 1.88%, 6/22/11                      2,000,000      2,016,916
US Bancorp, 1.41%, 5/6/10 (a)                          2,750,000      2,758,300
Wells Fargo & Co., 5.30%, 8/26/11                      2,500,000      2,629,450
                                                                   ------------
                                                                      8,424,102
                                                                   ------------
TRANSPORT-RAIL (0.4%)
Union Pacific Corp., 5.45%, 1/31/13                    1,000,000      1,047,870
                                                                   ------------
TOTAL CORPORATE BONDS                                                51,797,319
                                                                   ------------
FOREIGN BONDS (2.1%)
DIVERSIFIED MANUFACTURING OPERATIONS (0.6%)
Tyco International Finance SA, 6.38%,
   10/15/11                                            1,300,000      1,390,462
                                                                   ------------
FINANCE-OTHER SERVICES (0.6%)
BP Capital Markets PLC, 3.13%,
   3/10/12                                             1,250,000      1,285,017
Pemex Finance, Ltd., Series 1999-2,
   Class A1, MBIA, 9.69%,
   8/15/09                                                40,500         40,557
                                                                   ------------
                                                                      1,325,574
                                                                   ------------
OIL COMPANY-INTEGRATED (0.5%)
Conoco Funding Co., 6.35%, 10/15/11                    1,000,000      1,096,092
                                                                   ------------

                                    Continued

SHORT TERM BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
FOREIGN BONDS, CONTINUED
SOVEREIGN (0.4%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/14                                  BRL 2,100,000   $  1,036,452
                                                                   ------------
TOTAL FOREIGN BONDS                                                   4,848,580
                                                                   ------------
MORTGAGE-BACKED SECURITIES (18.2%)
CMBS OTHER (4.3%)
Banc of America Commercial Mortgage,
   Inc., Series 2004-4, Class A3, 4.13%,
   7/10/42 (e)                                     $   1,637,634      1,636,968
CS First Boston Mortgage Securities
   Corp., Series 2004-C3, Class A3,
   4.30%, 7/15/36 (e)                                  1,034,487      1,032,998
GE Capital Commercial Mortgage Corp.,
   Series 2005-C1, Class A2, 4.35%,
   6/10/48                                             2,738,499      2,732,210
Greenwich Capital Commercial Funding
   Corp., Series 2005-GG3, Class A2,
   4.31%, 8/10/42 (e)                                  2,810,120      2,804,767
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                             1,691,623      1,689,638
                                                                   ------------
                                                                      9,896,581
                                                                   ------------
WL COLLATERAL CMO OTHER (9.4%)
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-1, Class 13A3,
   4.69%, 4/25/34 (a)                                  2,015,377      1,833,042
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-4, Class 2A2,
   4.57%, 8/25/35 (a)(e)                               3,000,000      2,856,127
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                        978,053        786,649
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 4.82%, 4/20/35 (a)                       1,466,805      1,093,712
Harborview Mortgage Loan Trust,
   Series 2004-5, Class 2A6, 3.69%,
   6/19/34 (a)(e)                                      5,730,000      4,137,035
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 0.74%, 12/25/34 (a)                 946,625        456,083
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 3.87%, 4/25/37 (a)               1,456,045        910,008
Indymac Index Mortgage Loan Trust,
   Series 2006-AR29, Class A2, 0.37%,
   11/25/36 (a)                                          499,257        460,341
JP Morgan Alternative Loan Trust,
   Series 2006-S2, Class A2, 5.81%,
   5/25/36                                             1,366,216      1,134,203
JP Morgan Mortgage Trust, Series
   2005-A1, Class 3A3, 4.90%,
   2/25/35 (a)                                         1,688,737      1,560,490
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.33%,
   4/25/35 (a)                                         1,782,636      1,612,532

                                    Continued

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO OTHER, CONTINUED
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a)(e)                                  $   2,610,715   $  2,066,274
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   3.22%, 12/25/32 (a)                                    69,067         61,431
Provident Funding Mortgage Loan
   Trust, Series 2005-2, Class 2A1A,
   4.70%, 10/25/35 (a)                                 1,691,556      1,534,319
Residential Funding Mortgage
   Securities I, Series 2007-SA1, Class
   1A1, 5.58%, 2/25/37 (a)(e)                          2,764,872      1,313,296
                                                                   ------------
                                                                     21,815,542
                                                                   ------------
WL COLLATERAL CMO SEQUENTIAL (4.2%)
Chase Mortgage Finance Corp., Series
   2005-A1, Class 2A2, 5.24%,
   12/25/35 (a)                                        1,649,512      1,498,575
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A2A, 5.87%,
   8/25/36 (e)                                         2,663,525      2,371,703
JP Morgan Mortgage Trust, Series
   2006-A3, Class 2A1, 5.60%,
   5/25/36 (a)                                         1,838,136      1,617,780
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.81%,
   6/25/36 (a)                                         1,792,859      1,449,436
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.78%,
   4/25/37 (a)                                         1,857,287      1,409,488
RAAC Series, Series 2005-SP1, Class
   2A2, 5.25%, 9/25/34                                 1,553,964      1,487,686
                                                                   ------------
                                                                      9,834,668
                                                                   ------------
WL COLLATERAL PAC (0.3%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                               739,114        693,416
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     42,240,207
                                                                   ------------
MUNICIPAL BONDS (0.1%)
OHIO (0.1%)
State of Ohio, Economic Enterprise,
   Series 3, 4.05%, 3/1/11 (b)                           275,000        276,928
                                                                   ------------
TOTAL MUNICIPAL BONDS                                                   276,928
                                                                   ------------
U.S. GOVERNMENT AGENCIES (41.0%)
FANNIE MAE (6.4%)
1.38%, 4/28/11                                         4,000,000      4,018,852
1.75%, 3/23/11                                         5,000,000      5,054,025
4.75%, 4/1/33 (a)                                      1,196,850      1,240,312
4.95%, 4/1/35 (a)                                      1,302,834      1,347,337
5.00%, 2/25/25 (e)                                     1,514,625      1,539,644
5.22%, 9/1/34 (a)                                      1,567,036      1,641,062
                                                                   ------------
                                                                     14,841,232
                                                                   ------------

                                    Continued

                                                                 SHORT TERM BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FANNIE MAE PREPAYMENT LINK NOTE,
   SERIES 2005-4, CLASS 1 (1.0%)
4.65%, 12/25/12                                    $   2,141,804   $  2,242,732
                                                                   ------------
FEDERAL FARM CREDIT BANK (5.7%)
2.13%, 6/18/12                                         3,000,000      3,017,754
2.25%, 4/24/12                                         2,000,000      2,026,752
2.63%, 4/21/11 (e)                                     4,000,000      4,106,416
3.50%, 10/3/11                                         4,000,000      4,179,592
                                                                   ------------
                                                                     13,330,514
                                                                   ------------
FEDERAL HOME LOAN BANK (10.0%)
1.63%, 7/27/11                                         4,000,000      4,030,712
1.75%, 8/22/12                                         4,000,000      3,975,420
3.63%, 9/16/11                                         5,000,000      5,240,120
4.75%, 10/25/10                                        2,116,836      2,175,049
4.88%, 11/18/11                                        3,000,000      3,233,268
5.13%, 9/10/10                                         4,245,000      4,462,548
                                                                   ------------
                                                                     23,117,117
                                                                   ------------
FREDDIE MAC (12.0%)
1.63%, 4/26/11                                         4,000,000      4,035,476
1.75%, 6/15/12                                         5,000,000      4,989,515
2.00%, 4/27/12                                         3,000,000      3,004,053
2.13%, 3/23/12                                         3,000,000      3,033,867
3.71%, 3/1/34 (a)                                      1,192,690      1,208,063
4.25%, 12/15/19                                        2,579,755      2,668,125
4.50%, 7/15/28 (e)                                     2,038,932      2,079,569
4.51%, 7/1/35 (a)(e)                                   2,404,670      2,468,643
5.00%, 9/15/25 (e)                                     1,792,690      1,807,748
5.70%, 4/1/37 (a)                                      2,496,142      2,621,141
                                                                   ------------
                                                                     27,916,200
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (5.9%)
2.87%, 2/16/20 (e)                                     2,744,728      2,778,787
3.27%, 1/16/23                                           812,832        816,403
3.72%, 12/16/26 (e)                                    2,674,542      2,723,102
3.95%, 11/16/30 (e)                                    3,111,067      3,195,957
4.00%, 5/16/27                                         1,752,445      1,802,152
4.09%, 8/16/30                                         2,050,575      2,107,905
5.99%, 2/16/24 (a)                                       261,887        265,374
                                                                   ------------
                                                                     13,689,680
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES                                       95,137,475
                                                                   ------------
U.S. TREASURY OBLIGATIONS (1.2%)
U.S. TREASURY NOTES (1.2%)
0.88%, 4/15/10(d) (e)                                  2,821,875      2,828,049
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS                                       2,828,049
                                                                   ------------

                                    Continued

                                                       SHARES          VALUE
                                                   -------------   ------------
INVESTMENTS IN AFFILIATES (3.4%)
Fifth Third Institutional Money
   Market Fund (c)                                     7,961,361   $  7,961,361
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       7,961,361
                                                                   ------------
TOTAL INVESTMENTS (COST $235,453,778) - 99.1%                       230,123,882
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%                          2,015,889
                                                                   ------------
NET ASSETS - 100.0%                                                $232,139,771
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(e) All or part of this security has been designated as collateral for futures contracts.

(f)   Illiquid Securities.

The following abbreviations are used in the Schedule of Investments:
ABS - Asset-Backed Security
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
MBIA - Municipal Bond Investors Assurance
PAC - Planned Amortization Class
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

Cost and appreciation (depreciation) of investments for federal income tax purposes at January 31, 2009 is as follows:

                                         COST OF                                           NET
                                       INVESTMENTS        GROSS          GROSS          UNREALIZED
                                       FOR FEDERAL     UNREALIZED      UNREALIZED     APPRECIATION/
                                       TAX PURPOSES   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                       ------------   ------------   --------------   --------------
Small Cap Growth                       $ 50,586,505   $  7,100,042   $  (6,617,210)   $      482,832
Mid Cap Growth                          105,920,917     12,642,265     (22,093,171)       (9,450,906)
Quality Growth                          296,967,443     36,363,479     (27,219,485)        9,143,994
Dividend Growth                           8,253,802      1,182,433        (328,405)          854,028
Micro Cap Value                          29,875,763      5,467,923      (7,433,523)       (1,965,600)
Small Cap Value                          70,497,852      7,643,614     (10,436,234)       (2,792,620)
All Cap Value                           153,840,329     20,206,969     (32,347,343)      (12,140,374)
Disciplined Large Cap Value             329,200,541     40,277,775     (49,628,935)       (9,351,160)
Structured Large Cap Plus                77,897,263     15,677,985     (15,017,549)          660,436
Equity Index                            161,079,498    132,642,589     (27,059,383)      105,583,206
International Equity                    240,777,009     30,008,477     (25,411,110)        4,597,367
Strategic Income                        103,922,465      3,544,484     (25,502,278)      (21,957,794)
LifeModel Aggressive(SM)                156,138,425      2,693,239     (45,982,766)      (43,289,527)
LifeModel Moderately Aggressive(SM)     263,012,160      3,520,210     (59,929,995)      (56,409,785)
LifeModel Moderate(SM)                  410,159,841      3,830,145     (83,962,048)      (80,131,903)
LifeModel Moderately Conservative(SM)    74,685,179        787,401     (13,390,544)      (12,603,143)
LifeModel Conservative(SM)               51,723,685        269,578      (8,388,971)       (8,119,393)
High Yield Bond                          53,455,800      1,482,823      (4,404,545)       (2,921,722)
Total Return Bond                       464,971,349     11,507,339     (68,623,472)      (57,116,133)
Short Term Bond                         235,483,822      3,291,429      (8,651,369)       (5,359,940)

Open futures contracts as of July 31, 2009:

                                                                                                        UNREALIZED
                              NUMBER OF                                                NOTIONAL        APPRECIATION/      MARKET
                              CONTRACTS   TYPE   DESCRIPTION                            AMOUNT        (DEPRECIATION)       VALUE
                              ---------   ----   -----------------------------------   ------------   --------------   -----------
Structured Large Cap Plus            14   Long   S+P 500 Index Futures, 9/17/09        $  3,217,779   $      227,621   $ 3,445,400
                              =========                                                ============   ==============   ===========
Equity Index                         27   Long   S+P 500 Index Futures, 9/17/09           6,216,406          428,294     6,644,700
                              =========                                                ============   ==============   ===========
International Equity                  5   Long   ASX SPI 200 Index Futures, 9/17/09         412,546           27,269       439,815
                                      4   Long   Australian Dollar Futures, 9/14/09         323,136            9,704       332,840
                                     12   Long   British Pound Futures, 9/14/09           1,229,557           21,968     1,251,525
                                                 DJ EURO STOXX 50 Index
                                     52   Long      Futures, 9/18/09                      1,787,082          166,604     1,953,686
                                      9   Long   Euro Currency Futures, 9/14/09           1,570,362           33,213     1,603,575
                                     18   Long   FTSE 100 Index Futures, 9/18/09          1,290,232           85,684     1,375,916
                                      8   Long   Japanese Yen Futures, 9/14/09            1,021,509           33,791     1,055,300
                                     11   Long   TOPIX Index Futures, 9/11/09             1,081,511           29,242     1,110,753
                              ---------                                                ------------   --------------   -----------
                                    119                                                   8,715,935          407,475     9,123,410
                              =========                                                ============   ==============   ===========
Strategic Income                    220   Long   Eurodollar Futures - 90 Day,
                                                    9/13/10                              53,790,649          235,851    54,026,500
                                     20   Short  U.S. Treasury 10-Year Note, 9/21/09     (2,319,636)         (25,989)   (2,345,625)
                              ---------                                                ------------   --------------   -----------
                                    240                                                  51,471,013          209,862    51,680,875
                              =========                                                ============   ==============   ===========
Total Return Bond                    70   Long   U.S. Treasury 5-Year Note,
                                                    9/30/09                               8,051,819           24,978     8,076,797
                                    120   Long   U.S. Treasury 10-Year Note, 9/21/09     13,917,494          156,256    14,073,750
                                     50   Long   U.S. Treasury 30-Year Note, 9/21/09      5,765,362          184,638     5,950,000
                              ---------                                                ------------   --------------   -----------
                                    240                                                  27,734,675          365,872    28,100,547
                              =========                                                ============   ==============   ===========
Short Term Bond                      75   Long   U.S. Treasury 2-Year Note, 9/30/09      16,251,754          (8,394)    16,243,360
                              =========                                                ============   ==============   ===========

                       See notes to financial statements.

                       This page intentionally left blank.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2009
--------------------------------------------------------------------------------

                                                                                   SMALL CAP          MID CAP           QUALITY
                                                                                    GROWTH            GROWTH            GROWTH
                                                                                 -------------     -------------     -------------
ASSETS:
Investments, at cost                                                             $  46,534,985     $ 101,523,554     $ 290,630,017
Net unrealized appreciation/(depreciation)                                           1,081,279        (5,972,161)        9,939,322
                                                                                 -------------     -------------     -------------
Investments, at value                                                               47,616,264        95,551,393       300,569,339
Investment in affiliates, at value (cost $3,453,073, $918,618,
   $5,542,098,$188,259, $1,698,188, $2,991,492, $3,665,349, $6,440,971,
   $2,982,162,and $6,607,775; respectively)                                          3,453,073           918,618         5,542,098
                                                                                 -------------     -------------     -------------
   Total Investments                                                                51,069,337        96,470,011       306,111,437
Cash collateral for futures                                                                 --                --                --
Interest, dividends and other receivables                                                4,864            48,470           164,367
Receivable for investments sold                                                        367,465                --         8,183,543
Receivable for Fund shares sold                                                         16,592            16,159            90,973
Receivable for variation margin on futures contracts                                        --                --                --
Prepaid expenses and other assets                                                       13,818            23,463            26,889
                                                                                 -------------     -------------     -------------
   Total Assets                                                                     51,472,076        96,558,103       314,577,209
                                                                                 -------------     -------------     -------------
LIABILITIES:
Securities sold short at value (Proceeds $-, $-, $-, $-$-, $-, $-, $-,
   $18,942,885, and $-; respectively)                                                       --                --                --
Payable for investments purchased                                                      710,605           393,090         7,648,058
Payable for Fund shares redeemed                                                        15,852            88,941           521,574
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                    33,919            68,575           242,300
   Distribution and administrative servicing fee                                         1,977             4,243            18,904
   Payable for dividends on securities sold short                                           --                --                --
   Other                                                                                23,283            29,791            61,981
                                                                                 -------------     -------------     -------------
   Total Liabilities                                                                   785,636           584,640         8,492,817
                                                                                 -------------     -------------     -------------
NET ASSETS:
Paid-in Capital                                                                     65,807,410       152,915,902       341,263,429
Accumulated net investment income/(loss)                                                (4,051)               --           773,474
Accumulated net realized loss from investment transactions, futures and
   foreign currency                                                                (16,198,198)      (50,970,278)      (45,891,833)
Net unrealized appreciation/(depreciation) on investments, futures and
   foreign currency                                                                  1,081,279        (5,972,161)        9,939,322
                                                                                 -------------     -------------     -------------
   Net Assets                                                                    $  50,686,440     $  95,973,463     $ 306,084,392
                                                                                 =============     =============     =============
Net Assets:
   Institutional Shares                                                          $  43,272,503     $  81,725,706     $ 237,049,659
   Class A Shares                                                                    6,630,124        11,988,922        61,218,824
   Class B Shares                                                                      549,337         1,883,076         6,185,143
   Class C Shares                                                                      234,476           375,759         1,630,766
   Select Shares                                                                            NA                NA                NA
   Preferred Shares                                                                         NA                NA                NA
   Trust Shares                                                                             NA                NA                NA
                                                                                 -------------     -------------     -------------
   Total                                                                         $  50,686,440     $  95,973,463     $ 306,084,392
                                                                                 =============     =============     =============
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
   Institutional Shares                                                              7,112,641        11,134,560        19,055,987
   Class A Shares                                                                    1,171,256         1,721,391         5,065,162
   Class B Shares                                                                      106,601           301,963           548,736
   Class C Shares                                                                       45,420            64,532           149,537
   Select Shares                                                                            NA                NA                NA
   Preferred Shares                                                                         NA                NA                NA
   Trust Shares                                                                             NA                NA                NA
                                                                                 -------------     -------------     -------------
   Total                                                                             8,435,918        13,222,446        24,819,422
                                                                                 =============     =============     =============
Net Asset Value
   Institutional Shares                                                          $        6.08     $        7.34     $       12.44
                                                                                 =============     =============     =============
   Class A Shares-redemption price per share                                     $        5.66     $        6.96     $       12.09
                                                                                 =============     =============     =============
   Class B Shares-offering price per share*                                      $        5.15     $        6.24     $       11.27
                                                                                 =============     =============     =============
   Class C Shares-offering price per share*                                      $        5.16     $        5.82     $       10.91
                                                                                 =============     =============     =============
   Select Shares                                                                            NA                NA                NA
                                                                                 =============     =============     =============
   Preferred Shares                                                                         NA                NA                NA
                                                                                 =============     =============     =============
   Trust Shares                                                                             NA                NA                NA
                                                                                 =============     =============     =============
Maximum Sales Charge
   Class A Shares                                                                         5.00%             5.00%             5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net asset value
   adjusted to the nearest cent) per share  Class A Shares                       $        5.96     $        7.33     $       12.73
                                                                                 =============     =============     =============

----------
*     Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                                  DIVIDEND         MICRO CAP         SMALL CAP          ALL CAP
                                                                   GROWTH            VALUE             VALUE             VALUE
                                                               -------------     -------------     -------------     -------------
ASSETS:
Investments, at cost                                           $   7,933,775     $  26,409,172     $  66,981,591     $ 145,708,273
Net unrealized appreciation/(depreciation)                           985,796          (197,197)       (2,267,851)       (7,673,667)
                                                               -------------     -------------     -------------     -------------
Investments, at value                                              8,919,571        26,211,975        64,713,740       138,034,606
Investment in affiliates, at value (cost $3,453,073,
   $918,618, $5,542,098,$188,259, $1,698,188, $2,991,492,
   $3,665,349, $6,440,971, $2,982,162,and $6,607,775;
   respectively)                                                     188,259         1,698,188         2,991,492         3,665,349
                                                               -------------     -------------     -------------     -------------
   Total Investments                                               9,107,830        27,910,163        67,705,232       141,699,955
Cash collateral for futures                                               --                --                --                --
Interest, dividends and other receivables                              7,762             2,492             7,605           119,228
Receivable for investments sold                                      224,298           384,011           232,920                --
Receivable for Fund shares sold                                           60           101,338           100,196           164,746
Receivable for variation margin on futures contracts                      --                --                --                --
Prepaid expenses and other assets                                     17,276            19,598            11,523            17,470
                                                               -------------     -------------     -------------     -------------
   Total Assets                                                    9,357,226        28,417,602        68,057,476       142,001,399
                                                               -------------     -------------     -------------     -------------
LIABILITIES:
Securities sold short at value (Proceeds $-, $-, $-,
   $-$-, $-, $-, $-, $18,942,885, and $-; respectively)                   --                --                --                --
Payable for investments purchased                                          3             3,114           235,816                --
Payable for Fund shares redeemed                                      10,727            88,942           266,057           390,521
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                     900            23,106            55,412           113,246
   Distribution and administrative servicing fee                         882             4,132             1,033            17,946
   Payable for dividends on securities sold short                         --                --                --                --
   Other                                                              20,780            24,681            17,938            37,998
                                                               -------------     -------------     -------------     -------------
   Total Liabilities                                                  33,292           143,975           576,256           559,711
                                                               -------------     -------------     -------------     -------------
NET ASSETS:
Paid-in Capital                                                   26,076,984        38,222,553        86,592,106       192,426,679
Accumulated net investment income/(loss)                               4,032            51,271           297,789            44,064
Accumulated net realized loss from investment
   transactions, futures and foreign currency                    (17,742,878)       (9,803,000)      (17,140,824)      (43,355,388)
Net unrealized appreciation/(depreciation) on
   investments, futures and foreign currency                         985,796          (197,197)       (2,267,851)       (7,673,667)
                                                               -------------     -------------     -------------     -------------
   Net Assets                                                  $   9,323,934     $  28,273,627     $  67,481,220     $ 141,441,688
                                                               =============     =============     =============     =============
Net Assets:
   Institutional Shares                                        $   6,976,353     $  17,393,894     $  65,235,572     $  93,858,011
   Class A Shares                                                  2,078,216         7,496,830         1,274,591        33,491,478
   Class B Shares                                                    113,349         1,937,226           572,099         8,990,498
   Class C Shares                                                    156,016         1,445,677           398,958         5,101,701
   Select Shares                                                          NA                NA                NA                NA
   Preferred Shares                                                       NA                NA                NA                NA
   Trust Shares                                                           NA                NA                NA                NA
                                                               -------------     -------------     -------------     -------------
   Total                                                       $   9,323,934     $  28,273,627     $  67,481,220     $ 141,441,688
                                                               =============     =============     =============     =============
Shares of beneficial interest outstanding (Unlimited
   number of shares authorized, no par value):
   Institutional Shares                                              379,931         5,369,673         4,839,517         7,494,508
   Class A Shares                                                    115,271         2,487,696            95,596         2,722,966
   Class B Shares                                                      6,508           713,944            44,794           770,766
   Class C Shares                                                      9,236           532,179            31,350           438,494
   Select Shares                                                          NA                NA                NA                NA
   Preferred Shares                                                       NA                NA                NA                NA
   Trust Shares                                                           NA                NA                NA                NA
                                                               -------------     -------------     -------------     -------------
   Total                                                             510,946         9,103,492         5,011,257        11,426,734
                                                               =============     =============     =============     =============
Net Asset Value
   Institutional Shares                                        $       18.36     $        3.24     $       13.48     $       12.52
                                                               =============     =============     =============     =============
   Class A Shares-redemption price per share                   $       18.03     $        3.01     $       13.33     $       12.30
                                                               =============     =============     =============     =============
   Class B Shares-offering price per share*                    $       17.42     $        2.71     $       12.77     $       11.66
                                                               =============     =============     =============     =============
   Class C Shares-offering price per share*                    $       16.89     $        2.72     $       12.73     $       11.63
                                                               =============     =============     =============     =============
   Select Shares                                                          NA                NA                NA                NA
                                                               =============     =============     =============     =============
   Preferred Shares                                                       NA                NA                NA                NA
                                                               =============     =============     =============     =============
   Trust Shares                                                           NA                NA                NA                NA
                                                               =============     =============     =============     =============
Maximum Sales Charge
   Class A Shares                                                      5.00%             5.00%             5.00%             5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
   of net asset value adjusted to the nearest cent) per
   share  Class A Shares                                       $       18.98     $        3.17     $       14.03     $       12.95
                                                               =============     =============     =============     =============

                                                                                  DISCIPLINED       STRUCTURED
                                                                                   LARGE CAP         LARGE CAP          EQUITY
                                                                                     VALUE             PLUS              INDEX
                                                                                --------------     -------------     -------------
ASSETS:
Investments, at cost                                                            $  313,601,641     $  93,815,835     $ 149,997,486
Net unrealized appreciation/(depreciation)                                            (193,231)        4,470,088       110,185,487
                                                                                --------------     -------------     -------------
Investments, at value                                                              313,408,410        98,285,923       260,182,973
Investment in affiliates, at value (cost $3,453,073, $918,618,
   $5,542,098,$188,259, $1,698,188, $2,991,492, $3,665,349, $6,440,971,
   $2,982,162,and $6,607,775; respectively)                                          6,440,971         2,982,162         6,479,731
                                                                                --------------     -------------     -------------
   Total Investments                                                               319,849,381       101,268,085       266,662,704
Cash collateral for futures                                                                 --           315,000                --
Interest, dividends and other receivables                                              439,004           105,757           331,409
Receivable for investments sold                                                      8,013,999                --                --
Receivable for Fund shares sold                                                         90,851                71           319,833
Receivable for variation margin on futures contracts                                        --             7,700            15,296
Prepaid expenses and other assets                                                       25,219            16,373            19,717
                                                                                --------------     -------------     -------------
   Total Assets                                                                    328,418,454       101,712,986       267,348,959
                                                                                --------------     -------------     -------------
LIABILITIES:
Securities sold short at value (Proceeds $-, $-, $-, $-$-, $-, $-, $-,
   $18,942,885, and $-; respectively)                                                       --        22,710,386                --
Payable for investments purchased                                                    5,501,903               928             2,061
Payable for Fund shares redeemed                                                       460,637            90,336           488,873
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                   238,658            34,907            23,761
   Distribution and administrative servicing fee                                        42,969             2,162            22,590
   Payable for dividends on securities sold short                                           --            34,473                --
   Other                                                                                36,608            44,542            36,484
                                                                                --------------     -------------     -------------
   Total Liabilities                                                                 6,280,775        22,917,734           573,769
                                                                                --------------     -------------     -------------
NET ASSETS:
Paid-in Capital                                                                    436,757,214       139,293,606       164,168,561
Accumulated net investment income/(loss)                                               115,174           193,580           265,527
Accumulated net realized loss from investment transactions, futures and
   foreign currency                                                               (114,541,478)      (61,621,313)       (8,144,635)
Net unrealized appreciation/(depreciation) on investments, futures and
   foreign currency                                                                   (193,231)          929,379       110,485,737
                                                                                --------------     -------------     -------------
   Net Assets                                                                   $  322,137,679     $  78,795,252     $ 266,775,190
                                                                                ==============     =============     =============
Net Assets:
   Institutional Shares                                                         $  308,345,145     $  72,778,362     $ 141,565,772
   Class A Shares                                                                   11,023,375         5,647,666        41,527,394
   Class B Shares                                                                    1,991,345           347,455         1,989,228
   Class C Shares                                                                      777,814            21,769         1,451,808
   Select Shares                                                                            NA                NA         9,731,484
   Preferred Shares                                                                         NA                NA        43,098,480
   Trust Shares                                                                             NA                NA        27,411,024
                                                                                --------------     -------------     -------------
   Total                                                                        $  322,137,679     $  78,795,252     $ 266,775,190
                                                                                ==============     =============     =============
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
   Institutional Shares                                                             36,059,323         8,043,017         7,544,289
   Class A Shares                                                                    1,293,541           631,994         2,221,065
   Class B Shares                                                                      231,084            39,115           107,045
   Class C Shares                                                                       92,343             2,444            78,079
   Select Shares                                                                            NA                NA           518,780
   Preferred Shares                                                                         NA                NA         2,297,959
   Trust Shares                                                                             NA                NA         1,461,075
                                                                                --------------     -------------     -------------
   Total                                                                            37,676,291         8,716,570        14,228,292
                                                                                ==============     =============     =============
Net Asset Value
   Institutional Shares                                                         $         8.55     $        9.05     $       18.76
                                                                                ==============     =============     =============
   Class A Shares-redemption price per share                                    $         8.52     $        8.94     $       18.70
                                                                                ==============     =============     =============
   Class B Shares-offering price per share*                                     $         8.62     $        8.88     $       18.58
                                                                                ==============     =============     =============
   Class C Shares-offering price per share*                                     $         8.42     $        8.91     $       18.59
                                                                                ==============     =============     =============
   Select Shares                                                                            NA                NA     $       18.76
                                                                                ==============     =============     =============
   Preferred Shares                                                                         NA                NA     $       18.76
                                                                                ==============     =============     =============
   Trust Shares                                                                             NA                NA     $       18.76
                                                                                ==============     =============     =============
Maximum Sales Charge
   Class A Shares                                                                        5.00%             5.00%             5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net asset value
   adjusted to the nearest cent) per share  Class A Shares                      $         8.97     $        9.41     $       19.68
                                                                                ==============     =============     =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2009
--------------------------------------------------------------------------------

                                                                                 INTERNATIONAL       STRATEGIC         LIFEMODEL
                                                                                    EQUITY             INCOME        AGGRESSIVE(SM)
                                                                                --------------     -------------     -------------
ASSETS:
Investments, at cost                                                             $ 235,267,760     $  98,983,117     $          --
Net unrealized appreciation/(depreciation)                                           6,601,385       (21,402,141)               --
                                                                                --------------     -------------     -------------
Investments, at value                                                              241,869,145        77,580,976                --
Investment in affiliates, at value (cost $3,505,231, $4,383,694;
   $150,064,843 $257,796,770, $403,461,981, $72,901,186, $50,905,362,
   $231,361, $10,075,825, and $7,961,361; respectively)                              3,505,231         4,383,694       112,848,898
                                                                                --------------     -------------     -------------
   Total Investments                                                               245,374,376        81,964,670       112,848,898
Cash                                                                                        --                --                --
Cash collateral for futures                                                            522,961           168,050                --
Foreign currency, at value (cost $704,325, $5,930, $-, $-, $-, $-, $-, $-,
   $112,534 and $372,477; respectively)                                                714,036             3,624                --
Interest, dividends and other receivables                                              294,637           605,651               175+
Receivable for investments sold                                                             --           275,813         1,250,000+
Receivable for Fund shares sold                                                        102,928           307,030           198,903
Receivable for variation margin on futures contracts                                    48,802            60,625                --
Reclaims receivable                                                                    350,739                --                --
Receivable from Advisor and affiliates                                                      --                --            11,062
Prepaid expenses and other assets                                                       25,251            16,029            14,750
                                                                                --------------     -------------     -------------
   Total Assets                                                                    247,433,730        83,401,492       114,323,788
                                                                                --------------     -------------     -------------
LIABILITIES:
Cash overdraft                                                                              --                --            63,491
Distributions payable                                                                       --           408,151                --
Payable for investments purchased                                                        1,184           549,356                --
Payable for Fund shares redeemed                                                        76,166           223,542            86,255
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                   228,458            51,952                --
   Distribution and administrative servicing fee                                         5,181            10,083            13,164
   Other                                                                                45,013            24,596            29,716
                                                                                --------------     -------------     -------------
   Total Liabilities                                                                   356,002         1,267,680           192,626
                                                                                --------------     -------------     -------------
NET ASSETS:
Paid-in Capital                                                                    388,642,703       111,757,658       155,744,861
Accumulated net investment income/(loss)                                             7,006,886         1,179,028            38,503
Accumulated net realized loss from investment transactions, swaps, futures
   and foreign currency                                                           (155,606,248)       (9,608,291)       (4,436,257)
Net unrealized appreciation/(depreciation) on investments, futures and
   foreign currency                                                                  7,034,387       (21,194,583)      (37,215,945)
                                                                                --------------     -------------     -------------
   Net Assets                                                                    $ 247,077,728     $  82,133,812     $ 114,131,162
                                                                                ==============     =============     =============
Net Assets:
   Institutional Shares                                                          $ 233,967,890     $  59,493,212     $  76,770,300
   Class A Shares                                                                   11,754,242        13,405,909        28,126,038
   Class B Shares                                                                      977,306           766,614         7,893,047
   Class C Shares                                                                      378,290         8,468,077         1,341,777
                                                                                --------------     -------------     -------------
   Total                                                                         $ 247,077,728     $  82,133,812     $ 114,131,162
                                                                                ==============     =============     =============
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
   Institutional Shares                                                             32,282,755         6,644,063         8,791,411
   Class A Shares                                                                    1,622,748         1,500,721         3,244,496
   Class B Shares                                                                      137,873            85,819           942,159
   Class C Shares                                                                       55,699           956,339           160,267
                                                                                --------------     -------------     -------------
   Total                                                                            34,099,075         9,186,942        13,138,333
                                                                                ==============     =============     =============
Net Asset Value
   Institutional Shares                                                          $        7.25     $        8.95     $        8.73
                                                                                ==============     =============     =============
   Class A Shares-redemption price per share                                     $        7.24     $        8.93     $        8.67
                                                                                ==============     =============     =============
   Class B Shares-offering price per share*                                      $        7.09     $        8.93     $        8.38
                                                                                ==============     =============     =============
   Class C Shares-offering price per share*                                      $        6.79     $        8.85     $        8.37
                                                                                ==============     =============     =============
Maximum Sales Charge
   Class A Shares                                                                        5.00%             5.00%             5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net asset value
   adjusted to the nearest cent) per share Class A Shares                        $        7.62     $        9.40     $        9.13
                                                                                ==============     =============     =============

----------
*     Redemption price per share varies by length of time shares are held.

+     Represents receivable from or payable to affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                                   LIFEMODEL                        LIFEMODEL
                                                                  MODERATELY       LIFEMODEL        MODERATELY        LIFEMODEL
                                                                AGGRESSIVE(SM)    MODERATE(SM)   CONSERVATIVE(SM)  CONSERVATIVE(SM)
                                                               ---------------   -------------   ----------------  ---------------
ASSETS:
Investments, at cost                                           $            --   $          --   $             --  $            --
Net unrealized appreciation/(depreciation)                                  --              --                 --               --
                                                               ---------------   -------------   ----------------  ---------------
Investments, at value                                                       --              --                 --               --
Investment in affiliates, at value (cost $3,505,231,
   $4,383,694; $150,064,843 $257,796,770, $403,461,981,
   $72,901,186, $50,905,362, $231,361, $10,075,825, and
   $7,961,361; respectively)                                       206,602,375     330,027,938         62,082,036       43,604,292
                                                               ---------------   -------------   ----------------  ---------------
   Total Investments                                               206,602,375     330,027,938         62,082,036       43,604,292
Cash                                                                        --              --                 --               --
Cash collateral for futures                                                 --              --                 --               --
Foreign currency, at value (cost $704,325, $5,930, $-,
   $-, $-, $-, $-, $-, $112,534 and $372,477;
   respectively)                                                            --              --                 --               --
Interest, dividends and other receivables                                  250+            761+                65+             113+
Receivable for investments sold                                             --              --                 --               --
Receivable for Fund shares sold                                        221,337         229,485             34,612           63,554
Receivable for variation margin on futures contracts                        --              --                 --               --
Reclaims receivable                                                         --              --                 --               --
Receivable from Advisor and affiliates                                  20,767           5,078              5,953            5,143
Prepaid expenses and other assets                                       16,897          18,211             12,588           12,502
                                                               ---------------   -------------   ----------------  ---------------
   Total Assets                                                    206,861,626     330,281,473         62,135,254       43,685,604
                                                               ---------------   -------------   ----------------  ---------------
LIABILITIES:
Cash overdraft                                                              --              --                 --               --
Distributions payable                                                       --              --                 --               --
Payable for investments purchased                                          182+            731+                62+             108+
Payable for Fund shares redeemed                                       189,707         265,466             26,441            4,361
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                        --              --                 --               --
   Distribution and administrative servicing fee                        38,695          29,118             11,509            7,836
   Other                                                                50,902          39,262             19,234           15,813
                                                               ---------------   -------------   ----------------  ---------------
   Total Liabilities                                                   279,486         334,577             57,246           28,118
                                                               ---------------   -------------   ----------------  ---------------
NET ASSETS:
Paid-in Capital                                                    261,839,591     410,119,310         75,283,082       51,792,047
Accumulated net investment income/(loss)                               263,875         814,893            162,773          165,388
Accumulated net realized loss from investment
   transactions, swaps, futures and foreign currency                (4,326,931)     (7,553,264)        (2,548,697)        (998,879)
Net unrealized appreciation/(depreciation) on
   investments, futures and foreign currency                       (51,194,395)    (73,434,043)       (10,819,150)      (7,301,070)
                                                               ---------------   -------------   ----------------  ---------------
   Net Assets                                                  $   206,582,140   $ 329,946,896   $     62,078,008  $    43,657,486
                                                               ===============   =============   ================  ===============
Net Assets:
   Institutional Shares                                        $   110,521,908   $ 258,159,053   $     35,581,091  $    26,856,477
   Class A Shares                                                   64,958,769      48,590,391         16,941,538        9,913,516
   Class B Shares                                                   27,726,504      20,488,719          8,291,667        5,099,379
   Class C Shares                                                    3,374,959       2,708,733          1,263,712        1,788,114
                                                               ---------------   -------------   ----------------  ---------------
   Total                                                       $   206,582,140   $ 329,946,896   $     62,078,008  $    43,657,486
                                                               ===============   =============   ================  ===============
Shares of beneficial interest outstanding (Unlimited
   number of shares authorized, no par value):
   Institutional Shares                                             12,094,950      28,640,307          4,262,058        3,067,844
   Class A Shares                                                    7,119,997       5,398,388          2,032,818        1,134,866
   Class B Shares                                                    3,072,716       2,290,170            998,762          586,336
   Class C Shares                                                      373,897         302,484            152,050          205,341
                                                               ---------------   -------------   ----------------  ---------------
   Total                                                            22,661,560      36,631,349          7,445,688        4,994,387
                                                               ===============   =============   ================  ===============
Net Asset Value
   Institutional Shares                                        $          9.14   $        9.01   $           8.35  $          8.75
                                                               ===============   =============   ================  ===============
   Class A Shares-redemption price per share                   $          9.12   $        9.00   $           8.33  $          8.74
                                                               ===============   =============   ================  ===============
   Class B Shares-offering price per share*                    $          9.02   $        8.95   $           8.30  $          8.70
                                                               ===============   =============   ================  ===============
   Class C Shares-offering price per share*                    $          9.03   $        8.95   $           8.31  $          8.71
                                                               ===============   =============   ================  ===============
Maximum Sales Charge
   Class A Shares                                                        5.00%           5.00%              5.00%            5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
   of net asset value adjusted to the nearest cent) per
   share Class A Shares                                        $          9.60   $        9.47   $           8.77  $          9.20
                                                               ===============   =============   ================  ===============

                                                                                   HIGH YIELD      TOTAL RETURN       SHORT TERM
                                                                                      BOND             BOND              BOND
                                                                                 -------------     -------------     -------------
ASSETS:
Investments, at cost                                                             $  53,108,704     $ 454,746,026     $ 227,492,417
Net unrealized appreciation/(depreciation)                                          (2,805,987)      (56,966,635)       (5,329,896)
                                                                                 -------------     -------------     -------------
Investments, at value                                                               50,302,717       397,779,391       222,162,521
Investment in affiliates, at value (cost $3,505,231, $4,383,694;
   $150,064,843 $257,796,770, $403,461,981, $72,901,186, $50,905,362,
   $231,361, $10,075,825, and $7,961,361; respectively)                                231,361        10,075,825         7,961,361
                                                                                 -------------     -------------     -------------
   Total Investments                                                                50,534,078       407,855,216       230,123,882
Cash                                                                                        --                 1                --
Cash collateral for futures                                                                 --           446,000            60,000
Foreign currency, at value (cost $704,325, $5,930, $-, $-, $-, $-, $-, $-,
   $112,534 and $372,477; respectively)                                                     --           113,701           376,340
Interest, dividends and other receivables                                            1,158,264         3,160,339         1,509,060
Receivable for investments sold                                                             --           261,036           213,430
Receivable for Fund shares sold                                                        399,079            77,396           149,269
Receivable for variation margin on futures contracts                                        --           276,484            28,125
Reclaims receivable                                                                         --             8,135                --
Receivable from Advisor and affiliates                                                      --                --                --
Prepaid expenses and other assets                                                       12,502            27,972            18,637
                                                                                 -------------     -------------     -------------
   Total Assets                                                                     52,103,923       412,226,280       232,478,743
                                                                                 -------------     -------------     -------------
LIABILITIES:
Cash overdraft                                                                              --                --                --
Distributions payable                                                                       94                --                --
Payable for investments purchased                                                          380         4,838,234                --
Payable for Fund shares redeemed                                                        36,821         1,210,422           196,985
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                    23,849           215,941           113,619
   Distribution and administrative servicing fee                                           886             5,302             2,134
   Other                                                                                17,076            36,704            26,234
                                                                                 -------------     -------------     -------------
   Total Liabilities                                                                    79,106         6,306,603           338,972
                                                                                 -------------     -------------     -------------
NET ASSETS:
Paid-in Capital                                                                     59,835,280       542,948,769       256,788,354
Accumulated net investment income/(loss)                                                28,425          (188,156)          130,495
Accumulated net realized loss from investment transactions, swaps, futures
   and foreign currency                                                             (5,032,901)      (80,241,340)      (19,444,651)
Net unrealized appreciation/(depreciation) on investments, futures and
   foreign currency                                                                 (2,805,987)      (56,599,596)       (5,334,427)
                                                                                 -------------     -------------     -------------
   Net Assets                                                                    $  52,024,817     $ 405,919,677     $ 232,139,771
                                                                                 =============     =============     =============
Net Assets:
   Institutional Shares                                                          $  47,394,911     $ 386,491,645     $ 224,930,464
   Class A Shares                                                                    4,442,525        15,750,776         6,329,941
   Class B Shares                                                                       74,381         2,932,182                NA
   Class C Shares                                                                      113,000           745,074           879,366
                                                                                 -------------     -------------     -------------
   Total                                                                         $  52,024,817     $ 405,919,677     $ 232,139,771
                                                                                ==============     =============     =============
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
   Institutional Shares                                                              5,436,646        45,678,303        24,113,216
   Class A Shares                                                                      511,257         1,862,505           679,059
   Class B Shares                                                                        8,540           346,365                NA
   Class C Shares                                                                       12,978            87,973            94,428
                                                                                 -------------     -------------     -------------
   Total                                                                             5,969,421        47,975,146        24,886,703
                                                                                 =============     =============     =============
Net Asset Value
   Institutional Shares                                                          $        8.72     $        8.46     $        9.33
                                                                                 =============     =============     =============
   Class A Shares-redemption price per share                                     $        8.69     $        8.46     $        9.32
                                                                                 =============     =============     =============
   Class B Shares-offering price per share*                                      $        8.71     $        8.47                NA
                                                                                 =============     =============     =============
   Class C Shares-offering price per share*                                      $        8.71     $        8.47     $        9.31
                                                                                 =============     =============     =============
Maximum Sales Charge
   Class A Shares                                                                        5.00%             4.75%             4.75%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net asset value
   adjusted to the nearest cent) per share Class A Shares                        $        9.15     $        8.88     $        9.78
                                                                                 =============     =============     =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009
--------------------------------------------------------------------------------

                                                                                   SMALL CAP         MID CAP            QUALITY
                                                                                    GROWTH            GROWTH            GROWTH
                                                                                 -------------     -------------     -------------
INVESTMENT INCOME:
Interest income                                                                  $          --     $          --     $     318,182
Dividend income                                                                        218,811           854,340         4,888,952
Dividend income from affiliates                                                         31,266            85,986           108,511
Foreign tax withholding                                                                (10,974)           (2,028)               --
Income from securities lending                                                          29,839            48,402            34,395
Other income                                                                                --                --                --
                                                                                 -------------     -------------     -------------
   Total Investment Income                                                             268,942           986,700         5,350,040
                                                                                 -------------     -------------     -------------
EXPENSES:
Investment advisory fees                                                               357,230           925,124         2,547,955
Administration fees                                                                     88,356           200,192           551,591
Distribution servicing fees - Class A Shares                                            16,745            30,960           153,355
Distribution servicing fees - Class B Shares                                             5,607            23,649            84,736
Distribution servicing fees - Class C Shares                                             1,468             3,016            13,673
Administrative servicing fees - Class C Shares                                             489             1,005             4,557
Administrative servicing fees - Select Shares                                               NA                NA                NA
Administrative servicing fees - Preferred Shares                                            NA                NA                NA
Administrative servicing fees - Trust Shares                                                NA                NA                NA
Accounting fees                                                                         62,774            62,457            95,965
Registration and filing fees                                                            24,370            25,346            26,750
Transfer and dividend disbursing agent fees                                             34,535            75,238           231,682
Custody fees                                                                             5,288             8,635             6,823
Trustees' fees and expenses                                                              2,161             5,047            13,042
Interest expense                                                                            --                --                --
Dividends on securities sold short                                                          --                --                --
Professional fees and other expenses                                                    64,105            41,922           111,469
                                                                                 -------------     -------------     -------------
   Total expenses                                                                      663,128         1,402,591         3,841,598
                                                                                 -------------     -------------     -------------
   Less: Waiver and/or reimbursement from Advisor and/or affiliates                   (123,387)         (182,536)         (209,238)
                                                                                 -------------     -------------     -------------
   Net Expenses                                                                        539,741         1,220,055         3,632,360
                                                                                 -------------     -------------     -------------
Net Investment Income/(Loss)                                                          (270,799)         (233,355)        1,717,680
                                                                                 -------------     -------------     -------------
REALIZED AND UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS AND FUTURES:
Net realized gains/(losses) on investment transactions                             (15,191,493)      (49,912,688)      (42,381,346)
Net realized losses on futures transactions                                                 --                --                --
Change in unrealized appreciation/(depreciation) on investments and futures         (5,469,277)      (17,102,132)      (65,154,751)
                                                                                 -------------     -------------     -------------
Net realized and unrealized losses on investments and futures                      (20,660,770)      (67,014,820)     (107,536,097)
                                                                                 -------------     -------------     -------------
Change in net assets resulting from operations                                   $ (20,931,569)    $ (67,248,175)    $(105,818,417)
                                                                                 =============     =============     =============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2009
--------------------------------------------------------------------------------

                                                                  DIVIDEND         MICRO CAP         SMALL CAP          ALL CAP
                                                                   GROWTH            VALUE             VALUE             VALUE
                                                               -------------     -------------     -------------     -------------
INVESTMENT INCOME:
Interest income                                                $          --     $          --     $          --     $          --
Dividend income                                                      288,734           484,000         1,788,123         4,688,125
Dividend income from affiliates                                        2,684            19,189            35,945            74,102
Foreign tax withholding                                               (1,790)               --            (4,015)               --
Income from securities lending                                         6,155            18,608            41,370            46,657
Other income                                                              --                17                --                18
                                                               -------------     -------------     -------------     -------------
   Total Investment Income                                           295,783           521,814         1,861,423         4,808,902
                                                               -------------     -------------     -------------     -------------
EXPENSES:
Investment advisory fees                                              95,060           261,562           580,781         1,527,248
Administration fees                                                   20,587            45,287           111,806           264,418
Distribution servicing fees - Class A Shares                           5,405            17,406             3,076            82,919
Distribution servicing fees - Class B Shares                           1,398            19,509             5,694            96,169
Distribution servicing fees - Class C Shares                           1,269             8,858             2,589            40,887
Administrative servicing fees - Class C Shares                           423             2,953               863            13,629
Administrative servicing fees - Select Shares                             NA                NA                NA                NA
Administrative servicing fees - Preferred Shares                          NA                NA                NA                NA
Administrative servicing fees - Trust Shares                              NA                NA                NA                NA
Accounting fees                                                       62,233            63,451            62,009            66,080
Registration and filing fees                                          23,779            28,172            23,232            30,351
Transfer and dividend disbursing agent fees                           19,285            47,373            17,597           140,530
Custody fees                                                          15,974             4,525             7,917             9,212
Trustees' fees and expenses                                              583               978             2,703             6,455
Interest expense                                                          --                --                --                --
Dividends on securities sold short                                        --                --                --                --
Professional fees and other expenses                                  27,173            42,440            31,867            88,085
                                                               -------------     -------------     -------------     -------------
   Total expenses                                                    273,169           542,514           850,134         2,365,983
                                                               -------------     -------------     -------------     -------------
   Less: Waiver and/or reimbursement from Advisor and/or
     affiliates                                                     (177,934)         (140,680)          (63,537)         (359,069)
                                                               -------------     -------------     -------------     -------------
   Net Expenses                                                       95,235           401,834           786,597         2,006,914
                                                               -------------     -------------     -------------     -------------
Net Investment Income/(Loss)                                         200,548           119,980         1,074,826         2,801,988
                                                               -------------     -------------     -------------     -------------
REALIZED AND UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS AND
   FUTURES:
Net realized gains/(losses) on investment transactions            (4,137,371)       (6,300,682)      (15,847,456)      (40,793,430)
Net realized losses on futures transactions                               --                --                --                --
Change in unrealized appreciation/(depreciation) on
   investments and futures                                          (278,321)          914,167        (3,419,451)      (19,016,994)
                                                               -------------     -------------     -------------     -------------
Net realized and unrealized losses on investments and
   futures                                                        (4,415,692)       (5,386,515)      (19,266,907)      (59,810,424)
                                                               -------------     -------------     -------------     -------------
Change in net assets resulting from operations                 $  (4,215,144)    $  (5,266,535)    $ (18,192,081)    $ (57,008,436)
                                                               =============     =============     =============     =============

                                                                                  DISCIPLINED       STRUCTURED
                                                                                   LARGE CAP         LARGE CAP          EQUITY
                                                                                     VALUE             PLUS              INDEX
                                                                                 -------------     -------------     -------------
INVESTMENT INCOME:
Interest income                                                                  $          --     $          --     $          --
Dividend income                                                                     11,769,470         3,021,413         6,627,832
Dividend income from affiliates                                                        125,492            34,235           115,618
Foreign tax withholding                                                                     --              (786)               --
Income from securities lending                                                          42,000                --            66,318
Other income                                                                               215                14                36
                                                                                 -------------     -------------     -------------
   Total Investment Income                                                          11,937,177         3,054,876         6,809,804
                                                                                 -------------     -------------     -------------
EXPENSES:
Investment advisory fees                                                             2,683,558           624,534           766,516
Administration fees                                                                    580,943           154,580           442,389
Distribution servicing fees - Class A Shares                                            28,799            18,347           100,001
Distribution servicing fees - Class B Shares                                            24,638             4,400            21,107
Distribution servicing fees - Class C Shares                                             6,863               306             9,691
Administrative servicing fees - Class C Shares                                           2,288               102             3,230
Administrative servicing fees - Select Shares                                               NA                NA             6,958
Administrative servicing fees - Preferred Shares                                            NA                NA            63,264
Administrative servicing fees - Trust Shares                                                NA                NA            80,479
Accounting fees                                                                         98,962            69,790           125,544
Registration and filing fees                                                            24,681            25,190            23,487
Transfer and dividend disbursing agent fees                                            103,257            36,069            88,349
Custody fees                                                                            12,426            13,268            21,713
Trustees' fees and expenses                                                             13,931             7,152            10,885
Interest expense                                                                            --            75,424                --
Dividends on securities sold short                                                          --           279,714                --
Professional fees and other expenses                                                    74,101           564,049           108,478
                                                                                 -------------     -------------     -------------
   Total expenses                                                                    3,654,447         1,872,925         1,872,091
                                                                                 -------------     -------------     -------------
   Less: Waiver and/or reimbursement from Advisor and/or affiliates                   (302,902)         (323,842)       (1,101,900)
                                                                                 -------------     -------------     -------------
   Net Expenses                                                                      3,351,545         1,549,083           770,191
                                                                                 -------------     -------------     -------------
Net Investment Income/(Loss)                                                         8,585,632         1,505,793         6,039,613
                                                                                 -------------     -------------     -------------
REALIZED AND UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS AND FUTURES:
Net realized gains/(losses) on investment transactions                            (111,466,740)      (46,428,578)        2,026,937
Net realized losses on futures transactions                                                 --          (324,340)       (1,956,017)
Change in unrealized appreciation/(depreciation) on investments and futures         (7,681,588)       (6,292,012)      (76,773,100)
                                                                                 -------------     -------------     -------------
Net realized and unrealized losses on investments and futures                     (119,148,328)      (53,044,930)      (76,702,180)
                                                                                 -------------     -------------     -------------
Change in net assets resulting from operations                                   $(110,562,696)    $ (51,539,137)    $ (70,662,567)
                                                                                 =============     =============     =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009
--------------------------------------------------------------------------------

                                                                                 INTERNATIONAL       STRATEGIC         LIFEMODEL
                                                                                     EQUITY            INCOME        AGGRESSIVE(SM)
                                                                                 -------------     -------------     -------------
INVESTMENT INCOME:
Interest income                                                                  $          --     $   2,653,731     $          --
Dividend income                                                                     11,272,514         4,180,852                --
Dividend income from affiliates                                                         90,930            67,123         2,598,480
Foreign tax withholding                                                               (896,761)           (7,555)               --
Income from securities lending                                                         189,482            30,239                --
Other income                                                                               328             7,808                --
                                                                                 -------------     -------------     -------------
   Total Investment Income                                                          10,656,493         6,932,198         2,598,480
                                                                                 -------------     -------------     -------------
EXPENSES:
Investment advisory fees                                                             2,514,187           842,711           169,940
Administration fees                                                                    435,416           146,007           196,155
Distribution servicing fees - Class A Shares                                            29,534            27,011            73,309
Distribution servicing fees - Class B Shares                                            11,162             7,278            85,498
Distribution servicing fees - Class C Shares                                             3,024            55,555            11,256
Administrative servicing fees - Class C Shares                                           1,008            18,519             3,752
Accounting fees                                                                        103,116            67,175            58,851
Registration and filing fees                                                            25,722            27,273            24,944
Transfer and dividend disbursing agent fees                                             62,188            39,418            95,929
Custody fees                                                                           143,567             8,605             2,806
Trustees' fees and expenses                                                              9,886             3,512             8,341
Interest expense                                                                        38,203               482                --
Professional fees and other expenses                                                    33,559            45,178            73,764
                                                                                 -------------     -------------     -------------
   Total expenses                                                                    3,410,572         1,288,724           804,545
                                                                                 -------------     -------------     -------------
   Less: Waiver and/or reimbursement from Advisor and/or affiliates                   (285,475)         (392,738)         (538,166)
                                                                                 -------------     -------------     -------------
   Net Expenses                                                                      3,125,097           895,986           266,379
                                                                                 -------------     -------------     -------------
Net Investment Income                                                                7,531,396         6,036,212         2,332,101
                                                                                 -------------     -------------     -------------
REALIZED AND UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS, FUTURES AND
   FOREIGN CURRENCY:
Net realized gains/(losses) on investment and foreign currency
   transactions                                                                   (147,743,914)       (8,574,686)       (8,137,540)+
Net realized gains/(losses) on futures transactions and swaps                       (1,806,080)        2,279,929                --
Realized gain distributions from underlying funds                                           --                --         7,564,541+
Change in unrealized appreciation/(depreciation) on investments, futures
   and foreign currency transactions                                                23,614,007        (4,038,633)      (41,114,152)
                                                                                 -------------     -------------     -------------
Net realized and unrealized gains/(losses) on investments, futures, swaps
   and foreign currency transactions                                              (125,935,987)      (10,333,390)      (41,687,151)
                                                                                 -------------     -------------     -------------
Change in net assets resulting from operations                                   $(118,404,591)    $  (4,297,178)    $ (39,355,050)
                                                                                 =============     =============     =============

+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2009
--------------------------------------------------------------------------------

                                                                  LIFEMODEL                         LIFEMODEL
                                                                  MODERATELY       LIFEMODEL        MODERATELY        LIFEMODEL
                                                                AGGRESSIVE(SM)    MODERATE(SM)   CONSERVATIVE(SM)  CONSERVATIVE(SM)
                                                               ---------------   -------------   ----------------  ---------------
INVESTMENT INCOME:
Interest income                                                $            --   $          --   $             --  $            --
Dividend income                                                             --              --                 --               --
Dividend income from affiliates                                      6,403,786      12,690,221          2,663,578        2,085,717
Foreign tax withholding                                                     --              --                 --               --
Income from securities lending                                              --              --                 --               --
Other income                                                                --              --                 --               --
                                                               ---------------   -------------   ----------------  ---------------
   Total Investment Income                                           6,403,786      12,690,221          2,663,578        2,085,717
                                                               ---------------   -------------   ----------------  ---------------
EXPENSES:
Investment advisory fees                                               308,023         491,434             95,935           64,356
Administration fees                                                    355,549         567,273            110,738           74,289
Distribution servicing fees - Class A Shares                           169,602         129,456             45,697           25,543
Distribution servicing fees - Class B Shares                           295,091         226,760             96,387           57,128
Distribution servicing fees - Class C Shares                            29,270          22,888             10,787           13,433
Administrative servicing fees - Class C Shares                           9,757           7,629              3,596            4,478
Accounting fees                                                         69,976          94,503             58,849           58,684
Registration and filing fees                                            21,874          24,882             23,735           23,130
Transfer and dividend disbursing agent fees                            202,815         129,309             37,500           20,965
Custody fees                                                             4,188           5,165              1,922              469
Trustees' fees and expenses                                             14,915          23,353              4,645            3,069
Interest expense                                                            --              --                 --               --
Professional fees and other expenses                                   129,078         109,614             42,817           32,815
                                                               ---------------   -------------   ----------------  ---------------
   Total expenses                                                    1,610,138       1,832,266            532,608          378,359
                                                               ---------------   -------------   ----------------  ---------------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                                (942,139)     (1,183,434)          (324,975)        (243,454)
                                                               ---------------   -------------   ----------------  ---------------
   Net Expenses                                                        667,999         648,832            207,633          134,905
                                                               ---------------   -------------   ----------------  ---------------
Net Investment Income                                                5,735,787      12,041,389          2,455,945        1,950,812
                                                               ---------------   -------------   ----------------  ---------------
REALIZED AND UNREALIZED GAINS/(LOSSES) FROM
   INVESTMENTS, FUTURES AND FOREIGN CURRENCY:
Net realized gains/(losses) on investment and
   foreign currency transactions                                   (10,157,710)+   (13,160,528)+       (2,836,243)+       (724,049)+
Net realized gains/(losses) on futures
   transactions and swaps                                                   --              --                 --               --
Realized gain distributions from underlying funds                    9,992,074+     10,871,978+         1,648,859+         484,257+
Change in unrealized appreciation/(depreciation)
   on investments, futures and foreign currency
   transactions                                                    (57,647,868)    (62,798,838)        (9,655,094)      (4,315,948)
                                                               ---------------   -------------   ----------------  ---------------
Net realized and unrealized gains/(losses) on
   investments, futures, swaps and foreign
   currency transactions                                           (57,813,504)    (65,087,388)       (10,842,478)      (4,555,740)
                                                               ---------------   -------------   ----------------  ---------------
Change in net assets resulting from operations                 $   (52,077,717)  $ (53,045,999)  $     (8,386,533) $    (2,604,928)
                                                               ===============   =============   ================  ===============

                                                                                   HIGH YIELD       TOTAL RETURN      SHORT TERM
                                                                                      BOND              BOND              BOND
                                                                                 -------------     -------------     -------------
INVESTMENT INCOME:
Interest income                                                                  $   4,402,861     $  27,431,161     $   9,559,269
Dividend income                                                                          9,006           455,308            97,477
Dividend income from affiliates                                                         10,067           131,162                --
Foreign tax withholding                                                                     --                --                --
Income from securities lending                                                          14,933            74,647                --
Other income                                                                                13            19,484             6,363
                                                                                 -------------     -------------     -------------
   Total Investment Income                                                           4,436,880        28,111,762         9,663,109
                                                                                 -------------     -------------     -------------
EXPENSES:
Investment advisory fees                                                               285,914         2,721,916         1,121,847
Administration fees                                                                     70,767           785,678           388,739
Distribution servicing fees - Class A Shares                                             1,881            42,666            15,273
Distribution servicing fees - Class B Shares                                               898            31,885                NA
Distribution servicing fees - Class C Shares                                               716             6,348             3,012
Administrative servicing fees - Class C Shares                                             239             2,116             1,004
Accounting fees                                                                         67,701           137,783            75,328
Registration and filing fees                                                            25,343            25,808            26,077
Transfer and dividend disbursing agent fees                                              4,760            25,738            59,704
Custody fees                                                                             3,370            34,585            12,396
Trustees' fees and expenses                                                              1,489            20,474             9,120
Interest expense                                                                            --             2,721               722
Professional fees and other expenses                                                    27,591            64,497            58,040
                                                                                 -------------     -------------     -------------
   Total expenses                                                                      490,669         3,902,215         1,771,262
                                                                                 -------------     -------------     -------------
   Less: Waiver and/or reimbursement from Advisor and/or affiliates                   (184,683)         (815,990)         (315,287)
                                                                                 -------------     -------------     -------------
   Net Expenses                                                                        305,986         3,086,225         1,455,975
                                                                                 -------------     -------------     -------------
Net Investment Income                                                                4,130,894        25,025,537         8,207,134
                                                                                 -------------     -------------     -------------
REALIZED AND UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS, FUTURES AND
   FOREIGN CURRENCY:
Net realized gains/(losses) on investment and foreign currency
   transactions                                                                     (3,918,400)      (33,876,658)        1,245,696
Net realized gains/(losses) on futures transactions and swaps                               --           809,398         1,213,775
Realized gain distributions from underlying funds                                           --                --                --
Change in unrealized appreciation/(depreciation) on investments, futures
   and foreign currency transactions                                                 1,908,066        (4,145,602)       (1,986,398)
                                                                                 -------------     -------------     -------------
Net realized and unrealized gains/(losses) on investments, futures, swaps
   and foreign currency transactions                                                (2,010,334)      (37,212,862)          473,073
                                                                                 -------------     -------------     -------------
Change in net assets resulting from operations                                   $   2,120,560     $ (12,187,325)    $   8,680,207
                                                                                 =============     =============     =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       SMALL CAP GROWTH                     MID CAP GROWTH
                                                               -------------------------------     -------------------------------
                                                                    YEAR              YEAR               YEAR            YEAR
                                                                   ENDED             ENDED              ENDED           ENDED
                                                                  JULY 31,          JULY 31,           JULY 31,        JULY 31,
                                                                    2009              2008               2009            2008
                                                               -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                                $    (270,799)    $    (681,219)    $    (233,355)    $  (1,316,451)
   Net realized gains/(losses) on investment transactions        (15,191,493)       11,149,456       (49,912,688)       34,385,207
   Net realized gains on futures transactions                             --                --                --                --
   Net change in unrealized appreciation/(depreciation) on
     investments and futures                                      (5,469,277)      (20,241,491)      (17,102,132)      (67,734,776)
                                                               -------------     -------------     -------------     -------------
Change in net assets resulting from operations                   (20,931,569)       (9,773,254)      (67,248,175)      (34,666,020)
                                                               -------------     -------------     -------------     -------------
Distributions to shareholders from net investment income:
   Institutional Shares                                                   --                --                --                --
   Class A Shares                                                         --                --                --                --
   Class B Shares                                                         --                --                --                --
   Class C Shares                                                         --                --                --                --
   Advisor Shares                                                         NA                --                NA                --
Distributions from net realized gains:
   Institutional Shares                                                   --       (33,959,747)      (15,799,771)      (43,019,418)
   Class A Shares                                                         --        (5,435,340)       (2,230,945)       (4,511,911)
   Class B Shares                                                         --          (451,736)         (484,107)         (930,995)
   Class C Shares                                                         --          (153,157)          (84,681)         (145,930)
   Advisor Shares                                                         NA                --                NA                --
                                                               -------------     -------------     -------------     -------------
   Change in net assets from shareholder distributions                    --       (39,999,980)      (18,599,504)      (48,608,254)
                                                               -------------     -------------     -------------     -------------
   Change in net assets from Fund share transactions              (7,074,949)       (2,327,175)      (52,532,002)      (31,875,985)
                                                               -------------     -------------     -------------     -------------
   Change in net assets                                          (28,006,518)      (52,100,409      (138,379,681)     (115,150,259)
NET ASSETS:
   Beginning of period                                            78,692,958       130,793,367       234,353,144       349,503,403
                                                               -------------     -------------     -------------     -------------
   End of period                                               $  50,686,440     $  78,692,958     $  95,973,463     $ 234,353,144
                                                               =============     =============     =============     =============
Accumulated net investment income/(loss)                       $      (4,051)    $      (5,370)    $          --     $     246,177
                                                               =============     =============     =============     =============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        QUALITY GROWTH                      DIVIDEND GROWTH
                                                               -------------------------------     -------------------------------
                                                                    YEAR              YEAR              YEAR             YEAR
                                                                   ENDED             ENDED             ENDED            ENDED
                                                                  JULY 31,          JULY 31,          JULY 31,         JULY 31,
                                                                    2009              2008              2009             2008
                                                               -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                                $   1,717,680     $     895,087     $     200,548     $     285,685
   Net realized gains/(losses) on investment transactions        (42,381,346)       34,541,802        (4,137,371)          130,202
   Net realized gains on futures transactions                             --                --                --            20,295
   Net change in unrealized appreciation/(depreciation) on
     investments and futures                                     (65,154,751)      (14,991,297)         (278,321)       (1,682,949)
                                                               -------------     -------------     -------------     -------------
Change in net assets resulting from operations                  (105,818,417)       20,445,592        (4,215,144)       (1,246,767)
                                                               -------------     -------------     -------------     -------------
Distributions to shareholders from net investment income:
   Institutional Shares                                             (813,653)         (986,849)         (196,329)         (221,444)
   Class A Shares                                                   (134,733)          (29,511)          (41,160)          (37,566)
   Class B Shares                                                     (1,975)               --            (1,763)           (2,178)
   Class C Shares                                                       (673)               --            (2,363)           (2,147)
   Advisor Shares                                                         NA                --                NA               (69)
Distributions from net realized gains:
   Institutional Shares                                          (10,275,994)      (73,562,502)               --                --
   Class A Shares                                                 (2,566,441)      (12,508,805)               --                --
   Class B Shares                                                   (411,586)       (1,645,398)               --                --
   Class C Shares                                                    (84,424)         (335,123)               --                --
   Advisor Shares                                                         NA                --                NA                --
                                                               -------------     -------------     -------------     -------------
   Change in net assets from shareholder distributions           (14,289,479)      (89,068,188)         (241,615)         (263,404)
                                                               -------------     -------------     -------------     -------------
   Change in net assets from Fund share transactions             (52,407,403)      (96,435,268)       (6,301,907)       (1,945,651)
                                                               -------------     -------------     -------------     -------------
   Change in net assets                                         (172,515,299)     (165,057,864)      (10,758,666)       (3,455,822)
NET ASSETS:
   Beginning of period                                           478,599,691       643,657,555        20,082,600        23,538,422
                                                               -------------     -------------     -------------     -------------
   End of period                                               $ 306,084,392     $ 478,599,691     $   9,323,934     $  20,082,600
                                                               =============     =============     =============     =============
Accumulated net investment income/(loss)                       $     773,474     $          (1)    $       4,032     $      45,157
                                                               =============     =============     =============     =============

                                                                        MICRO CAP VALUE                    SMALL CAP VALUE
                                                               -------------------------------     -------------------------------
                                                                    YEAR              YEAR              YEAR             YEAR
                                                                   ENDED             ENDED             ENDED            ENDED
                                                                  JULY 31,          JULY 31,          JULY 31,         JULY 31,
                                                                    2009              2008              2009             2008
                                                               -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                                $     119,980     $      97,239     $   1,074,826     $   1,033,283
   Net realized gains/(losses) on investment transactions         (6,300,682)        1,986,947       (15,847,456)        1,352,438
   Net realized gains on futures transactions                             --                --                --                --
   Net change in unrealized appreciation/(depreciation) on
     investments and futures                                         914,167       (11,154,974)       (3,419,451)       (5,745,550)
                                                               -------------     -------------     -------------     -------------
Change in net assets resulting from operations                    (5,266,535)       (9,070,788)      (18,192,081)       (3,359,829)
                                                               -------------     -------------     -------------     -------------
Distributions to shareholders from net investment income:
   Institutional Shares                                              (82,291)          (63,089)       (1,120,901)         (889,871)
   Class A Shares                                                    (16,358)           (5,157)          (17,872)          (16,068)
   Class B Shares                                                     (1,249)               --            (3,667)               --
   Class C Shares                                                       (717)               --            (2,900)               --
   Advisor Shares                                                         NA                --                NA                --

Distributions from net realized gains:
   Institutional Shares                                              (52,897)      (14,388,607)          (20,170)      (12,045,339)
   Class A Shares                                                    (24,130)       (6,281,771)             (390)         (287,581)
   Class B Shares                                                     (7,846)       (1,765,824)             (197)         (130,804)
   Class C Shares                                                     (4,689)       (1,025,048)             (125)          (78,802)
   Advisor Shares                                                         NA                --                NA                --
                                                               -------------     -------------     -------------     -------------
   Change in net assets from shareholder distributions              (190,177)      (23,529,496)       (1,166,222)      (13,448,465)
                                                               -------------     -------------     -------------     -------------
   Change in net assets from Fund share transactions              (4,264,592)       (9,723,760)       (2,523,165)       (9,599,208)
                                                               -------------     -------------     -------------     -------------
   Change in net assets                                           (9,721,304)      (42,324,044)      (21,881,468)      (26,407,502)
NET ASSETS:
   Beginning of period                                            37,994,931        80,318,975        89,362,688       115,770,190
                                                               -------------     -------------     -------------     -------------
   End of period                                               $  28,273,627     $  37,994,931     $  67,481,220     $  89,362,688
                                                               =============     =============     =============     =============
Accumulated net investment income/(loss)                       $      51,271     $      30,966     $     297,789     $     531,599
                                                               =============     =============     =============     =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                             DISCIPLINED
                                                                        ALL CAP VALUE                      LARGE CAP VALUE
                                                               -------------------------------     -------------------------------
                                                                    YEAR              YEAR              YEAR              YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                  JULY 31,          JULY 31,          JULY 31,          JULY 31,
                                                                    2009              2008              2009              2008
                                                               -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                       $   2,801,988     $   3,706,350     $   8,585,632     $  11,676,202
   Net realized gains/(losses) on investment and foreign
     currency transactions                                       (40,793,430)       16,380,198      (111,466,740)       13,782,753
   Net realized gains/(losses) on futures transactions                    --                --                --                --
   Net change in unrealized appreciation/(depreciation) on
     investments, futures and foreign currency transactions      (19,016,994)      (74,072,456)       (7,681,588)     (110,250,509)
                                                               -------------     -------------     -------------     -------------
   Change in net assets resulting from operations                (57,008,436)      (53,985,908)     (110,562,696)      (84,791,554)
                                                               -------------     -------------     -------------     -------------
Distributions to shareholders from net investment income:
   Institutional Shares                                           (2,322,599)       (2,580,974)       (9,528,516)      (10,224,754)
   Class A Shares                                                   (662,989)         (635,762)         (318,302)         (357,749)
   Class B Shares                                                   (141,121)          (86,310)          (51,229)          (33,647)
   Class C Shares                                                    (81,413)          (47,817)          (20,375)          (15,288)
   Advisor Shares                                                         NA           (72,498)               NA            (1,192)
   Select Shares                                                          NA                NA                NA                NA
   Preferred Shares                                                       NA                NA                NA                NA
   Trust Shares                                                           NA                NA                NA                NA

Distributions from net realized gains:
   Institutional Shares                                           (8,541,044)      (30,182,996)       (6,120,694)      (39,371,152)
   Class A Shares                                                 (2,608,357)      (10,927,567)         (218,916)       (1,695,234)
   Class B Shares                                                   (826,472)       (3,267,630)          (49,340)         (346,596)
   Class C Shares                                                   (472,165)       (1,556,725)          (16,869)         (150,963)
   Advisor Shares                                                         NA                --                NA                --
   Select Shares                                                          NA                NA                NA                NA
   Preferred Shares                                                       NA                NA                NA                NA
   Trust Shares                                                           NA                NA                NA                NA
                                                               -------------     -------------     -------------     -------------
   Change in net assets from shareholder distributions           (15,656,160)      (49,358,279)      (16,324,241)      (52,196,575)
                                                               -------------     -------------     -------------     -------------
   Change in net assets from Fund share transactions             (28,684,331)       13,054,375       (61,428,189)      (40,555,797)
                                                               -------------     -------------     -------------     -------------
   Change in net assets                                         (101,348,927)      (90,289,812)     (188,315,126)     (177,543,926)
NET ASSETS:
   Beginning of period                                           242,790,615       333,080,427       510,452,805       687,996,731
                                                               -------------     -------------     -------------     -------------
   End of period                                               $ 141,441,688     $ 242,790,615     $ 322,137,679     $ 510,452,805
                                                               =============     =============     =============     =============
Accumulated net investment income/(loss)                       $      44,064     $     474,171     $     115,174     $   1,984,946
                                                               =============     =============     =============     =============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         STRUCTURED
                                                                       LARGE CAP PLUS                       EQUITY INDEX
                                                               -------------------------------     -------------------------------
                                                                   YEAR              YEAR              YEAR              YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                  JULY 31,          JULY 31,          JULY 31,          JULY 31,
                                                                    2009              2008              2009             2008
                                                               -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                       $   1,505,793     $   1,534,818     $   6,039,613     $   7,344,365
   Net realized gains/(losses) on investment and foreign
     currency transactions                                       (46,428,578)      (13,472,078)        2,026,937        13,028,282
   Net realized gains/(losses) on futures transactions              (324,340)         (558,529)       (1,956,017)       (1,429,781)
   Net change in unrealized appreciation/(depreciation) on
     investments, futures and foreign currency transactions       (6,292,012)       (8,974,769)      (76,773,100)      (63,983,252)
                                                               -------------     -------------     -------------     -------------
   Change in net assets resulting from operations                (51,539,137)      (21,470,558)      (70,662,567)      (45,040,386)
                                                               -------------     -------------     -------------     -------------
Distributions to shareholders from net investment income:
   Institutional Shares                                           (2,087,267)       (1,309,150)       (3,568,905)       (3,419,524)
   Class A Shares                                                   (177,656)          (79,171)       (1,010,745)         (974,595)
   Class B Shares                                                     (7,622)               --           (39,152)          (26,956)
   Class C Shares                                                       (736)               --           (23,517)          (15,089)
   Advisor Shares                                                         NA                --                NA            (6,714)
   Select Shares                                                          NA                NA          (230,309)         (242,811)
   Preferred Shares                                                       NA                NA        (1,092,118)       (1,084,340)
   Trust Shares                                                           NA                NA          (814,295)         (978,975)

Distributions from net realized gains:
   Institutional Shares                                                   --          (856,424)               --                --
   Class A Shares                                                         --           (93,043)               --                --
   Class B Shares                                                         --            (5,094)               --                --
   Class C Shares                                                         --              (525)               --                --
   Advisor Shares                                                         NA                --                NA                --
   Select Shares                                                          NA                NA                --                --
   Preferred Shares                                                       NA                NA                --                --
   Trust Shares                                                           NA                NA                --                --
                                                               -------------     -------------     -------------     -------------
   Change in net assets from shareholder distributions            (2,273,281)       (2,343,407)       (6,779,041)       (6,749,004)
                                                               -------------     -------------     -------------     -------------
   Change in net assets from Fund share transactions             (14,200,976)      (30,109,974)       (7,288,786)      (19,736,578)
                                                               -------------     -------------     -------------     -------------
   Change in net assets                                          (68,013,394)      (53,923,939)      (84,730,394)      (71,525,968)
NET ASSETS:
   Beginning of period                                           146,808,646       200,732,585       351,505,584       423,031,552
                                                               -------------     -------------     -------------     -------------
   End of period                                               $  78,795,252     $ 146,808,646     $ 266,775,190     $ 351,505,584
                                                               =============     =============     =============     =============
Accumulated net investment income/(loss)                       $     193,580     $     734,778     $     265,527     $   1,085,044
                                                               =============     =============     =============     =============

                                                                     INTERNATIONAL EQUITY                  STRATEGIC INCOME
                                                               -------------------------------     -------------------------------
                                                                    YEAR              YEAR              YEAR              YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                  JULY 31,          JULY 31,          JULY 31,          JULY 31,
                                                                    2009              2008              2009              2008
                                                               -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                       $   7,531,396     $  15,475,196     $   6,036,212     $   6,701,216
   Net realized gains/(losses) on investment and foreign
     currency transactions                                      (147,743,914)       60,759,191        (8,574,686)        1,648,109
   Net realized gains/(losses) on futures transactions            (1,806,080)       (6,567,479)        2,279,929                --
   Net change in unrealized appreciation/(depreciation) on
     investments, futures and foreign currency transactions       23,614,007      (138,618,987)       (4,038,633)      (18,166,047)
                                                               -------------     -------------     -------------     -------------
   Change in net assets resulting from operations               (118,404,591)      (68,952,079)       (4,297,178)       (9,816,722)
                                                               -------------     -------------     -------------     -------------
Distributions to shareholders from net investment income:
   Institutional Shares                                           (6,743,508)      (14,619,372)       (5,089,269)       (5,673,906)
   Class A Shares                                                   (311,114)         (856,639)         (819,367)         (794,429)
   Class B Shares                                                    (15,149)          (58,009)          (49,786)          (58,570)
   Class C Shares                                                     (7,216)          (18,544)         (512,601)         (619,788)
   Advisor Shares                                                         NA                --                NA          (244,710)
   Select Shares                                                          NA                NA                NA                NA
   Preferred Shares                                                       NA                NA                NA                NA
   Trust Shares                                                           NA                NA                NA                NA

Distributions from net realized gains:
   Institutional Shares                                          (41,939,630)      (29,176,707)          (72,039)       (3,176,817)
   Class A Shares                                                 (2,120,448)       (1,897,616)          (11,356)         (620,947)
   Class B Shares                                                   (208,199)         (173,109)             (832)          (38,921)
   Class C Shares                                                    (75,346)          (55,581)           (8,233)         (404,863)
   Advisor Shares                                                         NA                --                NA                --
   Select Shares                                                          NA                NA                NA                NA
   Preferred Shares                                                       NA                NA                NA                NA
   Trust Shares                                                           NA                NA                NA                NA
                                                               -------------     -------------     -------------     -------------
   Change in net assets from shareholder distributions           (51,420,610)      (46,855,577)       (6,563,483)      (11,632,951)
                                                               -------------     -------------     -------------     -------------
   Change in net assets from Fund share transactions             (27,148,779)       55,866,818       (23,171,117)      (18,073,057)
                                                               -------------     -------------     -------------     -------------
   Change in net assets                                         (196,973,980)      (59,940,838)      (34,031,778)      (39,522,730)
NET ASSETS:
   Beginning of period                                           444,051,708       503,992,546       116,165,590       155,688,320
                                                               -------------     -------------     -------------     -------------
   End of period                                               $ 247,077,728     $ 444,051,708     $  82,133,812     $ 116,165,590
                                                               =============     =============     =============     =============
Accumulated net investment income/(loss)                       $   7,006,886     $   7,073,147     $   1,179,028     $    (716,566)
                                                               =============     =============     =============     =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      LIFEMODEL                             LIFEMODEL
                                                                    AGGRESSIVE(SM)                  MODERATELY AGGRESSIVE(SM)
                                                       -------------------------------------   -----------------------------------
                                                                YEAR               YEAR               YEAR               YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                              JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                                2009               2008               2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                               $        2,332,101   $      2,238,026   $      5,735,787   $      5,913,234
   Net realized losses on investment transactions              (8,137,540)+       (4,227,220)+      (10,157,710)+       (2,747,279)+
   Realized gain distributions from underlying funds            7,564,541+        18,471,397+         9,992,074+        24,039,269+
   Net change in unrealizedappreciation/
     (depreciation) on investments and futures                (41,114,152)       (34,532,247)       (57,647,868)       (52,255,957)
                                                       ------------------   ----------------   ----------------   ----------------
Change in net assets resulting from operations                (39,355,050)       (18,050,044)       (52,077,717)       (25,050,733)
                                                       ------------------   ----------------   ----------------   ----------------

Distributions to shareholders from net investment
   income:
   Institutional Shares                                        (2,064,758)        (3,783,500)        (4,255,438)        (4,509,630)
   Class A Shares                                                (746,554)        (1,680,334)        (2,548,105)        (3,524,519)
   Class B Shares                                                (171,246)          (411,221)          (919,596)        (1,300,458)
   Class C Shares                                                 (30,198)           (69,660)          (118,789)          (195,768)
   Advisor Shares                                                      NA                 --                 NA             (5,068)

Distributions from net realized gains:
   Institutional Shares                                        (9,245,989)        (8,295,757)        (9,790,688)       (10,423,566)
   Class A Shares                                              (3,829,618)        (4,002,116)        (6,315,446)        (8,979,268)
   Class B Shares                                              (1,160,583)        (1,226,345)        (2,821,308)        (3,903,239)
   Class C Shares                                                (207,309)          (204,489)          (358,343)          (591,434)
   Advisor Shares                                                      NA                 --                 NA                 --
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from shareholder
     distributions                                            (17,456,255)       (19,673,422)       (27,127,713)       (33,432,950)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from Fund share transactions            2,684,368          6,391,352          2,543,244           (726,476)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets                                       (54,126,937)       (31,332,114)       (76,662,186)       (59,210,159)
NET ASSETS:
   Beginning of Period                                        168,258,099        199,590,213        283,244,326        342,454,485
                                                       ------------------   ----------------   ----------------   ----------------
   End of period                                       $      114,131,162   $    168,258,099   $    206,582,140   $    283,244,326
                                                       ==================   ================   ================   ================
   Accumulated net investment income                   $           38,503   $        524,464   $        263,875   $      2,112,567
                                                       ==================   ================   ================   ================

----------
+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      LIFEMODEL                             LIFEMODEL
                                                                     MODERATE(SM)                  MODERATELY CONSERVATIVE(SM)
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                YEAR                YEAR              YEAR
                                                             ENDED               ENDED               ENDED             ENDED
                                                            JULY 31,            JULY 31,            JULY 31,          JULY 31,
                                                              2009                2008                2009              2008
                                                       ------------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                               $       12,041,389   $     13,239,813   $      2,455,945   $      2,765,172
   Net realized losses on investment transactions             (13,160,528)+       (6,026,303)+       (2,836,243)+         (187,557)+
   Realized gain distributions from underlying funds           10,871,978+        26,088,658+         1,648,859+         4,027,567+
   Net change in unrealized appreciation/
     (depreciation) on investments and futures                (62,798,838)       (61,882,940)        (9,655,094)       (11,259,892)
                                                       ------------------   ----------------   ----------------   ----------------
Change in net assets resulting from operations                (53,045,999)       (28,580,772)        (8,386,533)        (4,654,710)
                                                       ------------------   ----------------   ----------------   ----------------

Distributions to shareholders from net investment
   income:
   Institutional Shares                                       (11,830,593)       (12,600,615)        (1,749,146)        (1,585,793)
   Class A Shares                                              (2,274,819)        (2,899,679)          (846,815)        (1,110,928)
   Class B Shares                                                (846,042)          (997,130)          (377,208)          (448,916)
   Class C Shares                                                (114,567)          (138,359)           (58,310)           (69,482)
   Advisor Shares                                                      NA             (2,191)                NA               (427)

Distributions from net realized gains:
   Institutional Shares                                       (14,202,395)       (20,515,914)        (2,063,752)        (2,364,527)
   Class A Shares                                              (2,974,781)        (5,226,919)        (1,084,025)        (1,864,924)
   Class B Shares                                              (1,341,632)        (2,353,782)          (609,553)          (992,900)
   Class C Shares                                                (181,300)          (326,437)           (91,336)          (154,214)
   Advisor Shares                                                      NA                 --                 NA                 --
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from shareholder
     distributions                                            (33,766,129)       (45,061,026)        (6,880,145)        (8,592,111)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from Fund share transactions           (3,351,021)       (18,448,288)        (6,910,560)        (1,172,289)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets                                       (90,163,149)       (92,090,086)       (22,177,238)       (14,419,110)
NET ASSETS:
   Beginning of Period                                        420,110,045        512,200,131         84,255,246         98,674,356
                                                       ------------------   ----------------   ----------------   ----------------
   End of period                                       $      329,946,896   $    420,110,045   $     62,078,008   $     84,255,246
                                                       ==================   ================   ================   ================
   Accumulated net investment income                   $          814,893   $      3,563,523   $        162,773   $        700,057
                                                       ==================   ================   ================   ================

                                                                      LIFEMODEL
                                                                   CONSERVATIVE(SM)                       HIGH YIELD BOND
                                                       -------------------------------------   -----------------------------------
                                                               YEAR                YEAR               YEAR               YEAR
                                                              ENDED               ENDED              ENDED              ENDED
                                                             JULY 31,            JULY 31,           JULY 31,           JULY 31,
                                                               2009                2008               2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                               $        1,950,812   $      1,978,987   $      4,130,894   $      4,558,303
   Net realized losses on investment transactions                (724,049)+         (481,097)+       (3,918,400)          (663,376)
   Realized gain distributions from underlying funds              484,257+         1,169,223+                --                 --
   Net change in unrealized appreciation/
     (depreciation) on investments and futures                 (4,315,948)        (4,740,349)         1,908,066         (1,771,658)
                                                       ------------------   ----------------   ----------------   ----------------
Change in net assets resulting from operations                 (2,604,928)        (2,073,236)         2,120,560          2,123,269
                                                       ------------------   ----------------   ----------------   ----------------

Distributions to shareholders from net investment
   income:
   Institutional Shares                                        (1,342,653)        (1,120,483)        (4,080,098)        (4,492,490)
   Class A Shares                                                (507,006)          (539,011)           (80,278)           (24,449)
   Class B Shares                                                (250,969)          (262,530)            (8,144)            (8,415)
   Class C Shares                                                 (77,632)           (79,687)            (8,931)            (8,177)
   Advisor Shares                                                      NA               (386)                NA               (347)

Distributions from net realized gains:
   Institutional Shares                                          (477,832)          (748,020)                --                 --
   Class A Shares                                                (194,042)          (393,285)                --                 --
   Class B Shares                                                (112,843)          (245,318)                --                 --
   Class C Shares                                                 (33,244)           (73,460)                --                 --
   Advisor Shares                                                      NA                 --                 NA                 --
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from shareholder distributions         (2,996,221)        (3,462,180)        (4,177,451)        (4,533,878)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from Fund share transactions           (1,367,609)         4,128,475          3,453,354        (15,626,247)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets                                        (6,968,758)        (1,406,941)          1,396,463       (18,036,856)
NET ASSETS:
   Beginning of Period                                         50,626,244         52,033,185         50,628,354         68,665,210
                                                       ------------------   ----------------   ----------------   ----------------
   End of period                                       $       43,657,486   $     50,626,244   $     52,024,817   $     50,628,354
                                                       ==================   ================   ================   ================
   Accumulated net investment income                   $          165,388   $        380,904   $         28,425   $         74,934
                                                       ==================   ================   ================   ================

                       See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Total Return Bond                     Short Term Bond
                                                       -------------------------------------   -----------------------------------
                                                              Year               Year               Year                Year
                                                              ended             ended               ended               ended
                                                             July 31,          July 31,            July 31,           July 31,
                                                               2009              2008                2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
Change in Net Assets:
Operations:
   Net investment income                               $       25,025,537   $     26,528,337   $      8,207,134   $     10,629,130
   Net realized gains/(losses) on investment and
     foreign currency transactions                            (33,876,658)       (17,612,216)         1,245,696          1,136,154
   Net realized gains on futures transactions and
     swaps                                                        809,398          2,659,320          1,213,775            255,815
   Net change in unrealized
     appreciation/(depreciation) on investments,
     futures and foreign currency transactions                 (4,145,602)       (30,127,802)        (1,986,398)        (1,546,312)
                                                       ------------------   ----------------   ----------------   ----------------
Change in net assets resulting from operations                (12,187,325)       (18,552,361)         8,680,207         10,474,787
                                                       ------------------   ----------------   ----------------   ----------------

Distributions to shareholders from net investment
   income:
   Institutional Shares                                       (24,645,395)       (25,360,147)        (8,194,578)       (10,362,660)
   Class A Shares                                                (935,295)          (922,989)          (214,515)          (334,432)
   Class B Shares                                                (152,861)          (131,997)                NA                 NA
   Class C Shares                                                 (39,308)           (49,925)           (10,805)            (5,308)
   Advisor Shares                                                      NA             (3,634)                NA                 --

Distributions from net realized gains:
   Institutional Shares                                                --                 --                 --                 --
   Class A Shares                                                      --                 --                 --                 --
   Class B Shares                                                      --                 --                 NA                 NA
   Class C Shares                                                      --                 --                 --                 --
   Advisor Shares                                                      NA                 --                 NA                 --
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from shareholder
      distributions                                           (25,772,859)       (26,468,692)        (8,419,898)       (10,702,400)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets from Fund share
     transactions                                            (141,182,721)       389,099,037        (17,194,626)       (27,910,267)
                                                       ------------------   ----------------   ----------------   ----------------
   Change in net assets                                      (179,142,905)       344,077,984        (16,934,317)       (28,137,880)
Net Assets:
   Beginning of period                                        585,062,582        240,984,598        249,074,088        277,211,968
                                                       ------------------   ----------------   ----------------   ----------------
   End of period                                       $      405,919,677   $    585,062,582   $    232,139,771   $    249,074,088
                                                       ==================   ================   ================   ================
Accumulated net investment income/(loss)               $         (188,156)  $        562,408   $        130,495   $        207,920
                                                       ==================   ================   ================   ================

                       See notes to financial statements.

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                                      123

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STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                  Small Cap Growth                      Mid Cap Growth
                                                       -------------------------------------   -----------------------------------
                                                              Year                Year               Year               Year
                                                             ended               ended              ended              ended
                                                            July 31,            July 31,           July 31,           July 31,
                                                              2009                2008               2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
Capital Transactions:
Institutional Shares
   Shares issued                                       $        6,418,659   $     18,351,493   $     11,115,449   $     26,012,871
   Shares issued in connection with acquisition                        NA                 NA                 NA          9,065,539~
   Dividends reinvested                                                --         33,829,024         15,715,482         42,839,455
   Shares redeemed                                            (12,100,810)       (55,968,785)       (77,863,957)      (107,998,188)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                  (5,682,151)        (3,788,268)       (51,033,026)       (30,080,323)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                  319,591            549,712          1,090,004          2,412,496
   Shares issued in connection with acquisition                        NA                 NA                 NA          1,816,718~
   Shares issued in conversion from Advisor Class @                    NA            340,223                 NA          2,477,345
   Dividends reinvested                                                --          5,302,771          2,164,827          4,385,458
   Shares redeemed                                             (1,627,560)        (4,524,347)        (4,055,370)       (12,389,580)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                        (1,307,969)         1,668,359           (800,539)        (1,297,563)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                    3,610              3,630              7,274              7,578
   Shares issued in connection with acquisition                        NA                 NA                 NA            675,360~
   Dividends reinvested                                                --            436,500            462,901            890,447
   Shares redeemed                                               (113,155)          (279,380)        (1,098,021)        (1,526,052)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                          (109,545)           160,750           (627,846)            47,333
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                   37,343             15,275             48,884             66,627
   Shares issued in connection with acquisition                        NA                 NA                 NA            156,826~
   Dividends reinvested                                                --            145,603             80,262            136,279
   Shares redeemed                                                (12,627)          (115,621)          (199,737)          (204,003)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                            24,716             45,257            (70,591)           155,729
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA             12,829                 NA            381,515
   Shares issued in connection with acquisition                        NA                 NA                 NA          1,479,482~
   Dividends reinvested                                                NA                 --                 NA                 --
   Shares redeemed                                                     NA           (426,102)                NA         (2,562,158)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA           (413,273)                NA           (701,161)
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                       $       (7,074,949)  $     (2,327,175)  $    (52,532,002)  $    (31,875,985)
                                                       ==================   ================   ================   ================

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16, 2007 from Technology Fund.

*     Shares acquired February 22, 2008 from Balanced Fund.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                QUALITY GROWTH                            DIVIDEND GROWTH
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                YEAR                YEAR             YEAR
                                                             ENDED                ENDED              ENDED             ENDED
                                                            JULY 31,            JULY 31,            JULY 31,         JULY 31,
                                                              2009                2008                2009             2008
                                                       ------------------   ----------------   ----------------   ----------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                       $       27,073,941   $     40,540,736   $        930,942   $      4,569,462
   Shares issued in connection with acquisition                        NA        11,574,529*                 NA                 NA
   Dividends reinvested                                        10,804,109         74,027,252             57,911             54,887
   Shares redeemed                                            (79,391,844)      (232,457,281)        (6,926,524)        (5,685,681)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                 (41,513,794)      (106,314,764)        (5,937,671)        (1,061,332)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                3,372,392          2,687,367            126,801            106,632
   Shares issued in connection with acquisition                        NA         17,415,058*                NA                 NA
   Shares issued in conversion from Advisor Class @                    NA          1,716,200                 NA             12,276
   Dividends reinvested                                         2,472,412         11,361,475             38,242             35,470
   Shares redeemed                                            (12,207,454)       (26,576,497)          (461,655)          (791,239)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                        (6,362,650)         6,603,603           (296,612)          (636,861)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                   20,776            156,529             28,855              5,135
   Shares issued in connection with acquisition                        NA          5,332,543*                NA                 NA
   Dividends reinvested                                           404,610          1,602,919              1,364              1,754
   Shares redeemed                                             (4,504,541)        (2,965,588)           (80,015)          (134,198)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                        (4,079,155)         4,126,403            (49,796)          (127,309)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                  112,846            107,557              7,256              1,858
   Shares issued in connection with acquisition                        NA          1,010,925*                NA                 NA
   Dividends reinvested                                            80,030            329,184              2,038              1,667
   Shares redeemed                                               (644,680)          (650,609)           (27,122)          (111,450)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                          (451,804)           797,057            (17,828)          (107,925)
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA            188,281                 NA                 --
   Shares issued in connection with acquisition                        NA                 --                 NA                 NA
   Dividends reinvested                                                NA                 --                 NA                 52
   Shares redeemed                                                     NA         (1,835,848)                NA            (12,276)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA         (1,647,567)                NA            (12,224)
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                       $      (52,407,403)  $    (96,435,268)  $     (6,301,907)  $     (1,945,651)
                                                       ==================   ================   ================   ================

                                                                  MICRO CAP VALUE                         SMALL CAP VALUE
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                YEAR                YEAR             YEAR
                                                              ENDED               ENDED               ENDED            ENDED
                                                             JULY 31,            JULY 31,            JULY 31,         JULY 31,
                                                              2009                2008                2009             2008
                                                       ------------------   ----------------   ----------------   ----------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                       $        4,684,500   $      6,066,051   $     14,612,223   $     26,579,330
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                           122,993         14,340,480            830,143         12,679,817
   Shares redeemed                                             (6,923,650)       (29,004,091)       (17,960,522)       (47,594,887)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                  (2,116,157)        (8,597,560)        (2,518,156)        (8,335,740)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                1,749,740          2,244,932            587,156            301,793
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Shares issued in conversion from Advisor Class @                    NA          7,212,083                 NA            607,582
   Dividends reinvested                                            31,711          5,254,257             14,466            261,145
   Shares redeemed                                             (3,322,987)        (8,048,233)          (626,936)        (1,306,456)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                        (1,541,536)         6,663,039            (25,314)          (135,936)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                    6,174             12,049             21,423              4,339
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                             8,327          1,658,928              3,281            110,053
   Shares redeemed                                               (604,084)        (1,314,436)           (92,963)          (195,184)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                          (589,583)           356,541            (68,259)           (80,792)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                  345,691            410,289            203,264             29,724
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                             4,119            799,698              2,269             68,484
   Shares redeemed                                               (367,126)          (935,561)          (116,969)          (308,994)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                           (17,316)           274,426             88,564           (210,786)
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA            140,108                 NA              6,367
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 --                 NA                 --
   Shares redeemed                                                     NA         (8,560,314)                NA           (842,321)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA         (8,420,206)                NA           (835,954)
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                       $       (4,264,592)  $     (9,723,760)  $     (2,523,165)  $     (9,599,208)
                                                       ==================   ================   ================   ================

                       See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                SMALL CAP GROWTH                        MID CAP GROWTH
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                YEAR               YEAR               YEAR
                                                             ENDED                ENDED              ENDED              ENDED
                                                            JULY 31,            JULY 31,           JULY 31,           JULY 31,
                                                              2009                2008               2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                1,040,498          2,224,928          1,293,847          1,922,486
   Shares issued in connection with acquisition                        NA                 NA                 NA            589,027~
   Dividends reinvested                                                --          3,689,098          2,742,667          3,093,101
   Shares redeemed                                             (2,188,661)        (6,044,587)       (10,277,404)        (8,179,685)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                  (1,148,163)          (130,561)        (6,240,890)        (2,575,071)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                   63,858             59,687            167,708            133,865
   Shares issued in connection with acquisition                        NA                 NA                 NA            121,948~
   Shares issued in conversion from Advisor Class @                    NA             27,415                 NA            171,206
   Dividends reinvested                                                --            618,760            397,216            328,745
   Shares redeemed                                               (313,785)          (533,471)          (605,853)          (907,634)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                          (249,927)           172,391            (40,929)          (151,870)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                      705                440              1,384                389
   Shares issued in connection with acquisition                        NA                 NA                 NA             48,285~
   Dividends reinvested                                                --             55,253             94,470             71,637
   Shares redeemed                                                (23,793)           (33,934)          (185,976)          (127,139)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                           (23,088)            21,759            (90,122)            (6,828)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                    8,920              1,858              8,094              5,665
   Shares issued in connection with acquisition                        NA                 NA                 NA             11,743~
   Dividends reinvested                                                --             18,407             17,524             11,708
   Shares redeemed                                                 (2,843)           (15,732)           (31,544)           (17,421)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                             6,077              4,533             (5,926)            11,695
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA              1,021                 NA             25,997
   Shares issued in connection with acquisition                        NA                 NA                 NA            100,989~
   Dividends reinvested                                                NA                 --                 NA                 --
   Shares redeemed                                                     NA            (33,998)                NA           (178,278)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA            (32,977)                NA            (51,292)
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                               (1,415,101)            35,145         (6,377,867)        (2,773,366)
                                                       ==================   ================   ================   ================

@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16, 2007 from Technology Fund.

*     Shares acquired February 22, 2008 from Balanced Fund.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                QUALITY GROWTH                         DIVIDEND GROWTH
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                YEAR               YEAR               YEAR
                                                             ENDED               ENDED              ENDED              ENDED
                                                            JULY 31,            JULY 31,           JULY 31,           JULY 31,
                                                              2009                2008               2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                2,219,897          2,239,699             57,388            177,404
   Shares issued in connection with acquisition                        NA            710,146*                NA                 NA
   Dividends reinvested                                         1,007,311          4,062,751              3,147              2,067
   Shares redeemed                                             (6,592,569)       (13,513,980)          (377,370)          (222,940)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                  (3,365,361)        (6,501,384)          (316,835)           (43,469)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                  307,814            154,719              7,594              4,210
   Shares issued in connection with acquisition                        NA          1,096,929*                NA                 NA
   Shares issued in conversion from Advisor Class @                    NA             89,853                 NA                487
   Dividends reinvested                                           237,444            640,172              2,109              1,348
   Shares redeemed                                             (1,056,033)        (1,523,617)           (26,090)           (30,992)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                          (510,775)           458,056            (16,387)           (24,947)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                    1,970              9,329              1,854                207
   Shares issued in connection with acquisition                        NA            355,892*                NA                 NA
   Dividends reinvested                                            41,585             95,526                 74                 68
   Shares redeemed                                               (427,488)          (183,836)            (5,371)            (5,510)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                         (383,933)            276,911            (3,443)            (5,235)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                    9,695              6,897                496                 79
   Shares issued in connection with acquisition                        NA             69,597*                NA                 NA
   Dividends reinvested                                             8,505             20,232                118                 67
   Shares redeemed                                                (59,216)           (41,209)            (1,793)            (4,781)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                           (41,016)            55,517             (1,179)            (4,635)
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA              9,314                 NA                 --
   Shares issued in connection with acquisition                        NA                 --                 NA                 NA
   Dividends reinvested                                                NA                 --                 NA                  2
   Shares redeemed                                                     NA            (97,307)                NA               (489)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA            (87,993)                NA               (487)
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                               (4,301,085)        (5,798,893)          (337,844)           (78,773)
                                                       ==================   ================   ================   ================

                                                                MICRO CAP VALUE                        SMALL CAP VALUE
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                YEAR               YEAR               YEAR
                                                             ENDED                ENDED              ENDED              ENDED
                                                            JULY 31,            JULY 31,           JULY 31,           JULY 31,
                                                              2009                2008               2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                1,665,832          1,337,937          1,124,149          1,597,844
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                            44,842          3,668,554             73,071            728,695
   Shares redeemed                                             (2,382,257)        (6,304,922)        (1,433,005)        (2,714,594)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                    (671,583)        (1,298,431)          (235,785)          (388,055)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                  670,372            500,792             44,281             17,466
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Shares issued in conversion from Advisor Class @                    NA          1,208,054                 NA             32,491
   Dividends reinvested                                            13,694          1,447,533              1,286             15,198
   Shares redeemed                                             (1,220,126)        (1,838,902)           (49,863)           (74,668)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                          (536,060)         1,317,477             (4,296)            (9,513)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                    2,095              3,994              1,820                299
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                             3,993            501,186                303              6,694
   Shares redeemed                                               (250,499)          (340,190)            (9,124)           (12,283)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                          (244,411)           164,990             (7,001)            (5,290)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                  140,725            117,306             16,407              1,806
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                             1,976            241,601                210              4,176
   Shares redeemed                                               (162,966)          (252,716)            (9,148)           (19,033)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                           (20,265)           106,191              7,469            (13,051)
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA             21,671                 NA                319
   Shares issued in connection with acquisition                        NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 --                 NA                 --
   Shares redeemed                                                     NA         (1,435,231)                NA            (44,745)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA         (1,413,560)                NA            (44,426)
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                               (1,472,319)        (1,123,333)          (239,613)          (460,335)
                                                       ==================   ================   ================   ================

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                                          DISCIPLINED
                                                                  ALL CAP VALUE                         LARGE CAP VALUE
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                 YEAR               YEAR               YEAR
                                                             ENDED                ENDED              ENDED               ENDED
                                                            JULY 31,             JULY 31,           JULY 31,            JULY 31,
                                                              2009                 2008               2009                2008
                                                       ------------------   ----------------   ----------------   ----------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                       $       10,237,700   $     54,056,402   $     49,717,152   $    144,979,786
   Dividends reinvested                                         9,970,038         31,374,511         11,015,883         43,348,231
   Shares redeemed                                            (42,308,602)       (75,018,207)      (118,271,630)      (220,635,610)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                 (22,100,864)        10,412,706        (57,538,595)       (32,307,593)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                7,821,432         18,824,047          2,372,844          6,003,641
   Shares issued in conversion from Advisor Class @                    NA         29,310,119                 NA            310,464
   Dividends reinvested                                         2,716,384          9,627,571            474,938          1,751,053
   Shares redeemed                                            (14,520,253)       (27,523,714)        (5,270,092)       (14,854,391)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                        (3,982,437)        30,238,023         (2,422,310)        (6,789,233)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                   34,875            227,256             44,386             83,847
   Dividends reinvested                                           899,625          3,104,922             84,877            312,285
   Shares redeemed                                             (2,722,369)        (4,672,578)        (1,004,917)        (1,216,232)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                        (1,787,869)        (1,340,400)          (875,654)          (820,100)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                1,166,775          6,212,110             67,881            387,669
   Dividends reinvested                                           247,016            702,368             21,192            107,176
   Shares redeemed                                             (2,226,952)        (2,891,566)          (680,703)          (781,046)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                          (813,161)         4,022,912           (591,630)          (286,201)
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA            569,796                 NA              1,410
   Dividends reinvested                                                NA             69,066                 NA                954
   Shares redeemed                                                     NA        (30,917,728)                NA           (355,034)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA        (30,278,866)                NA           (352,670)
                                                       ------------------   ----------------   ----------------   ----------------
Select Shares
   Shares issued                                                       NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 NA                 NA                 NA
   Shares redeemed                                                     NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
   Total Select Shares                                                 NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
Preferred Shares
   Shares issued                                                       NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 NA                 NA                 NA
   Shares redeemed                                                     NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
   Total Preferred Shares                                              NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
Trust Shares
   Shares issued                                                       NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 NA                 NA                 NA
   Shares redeemed                                                     NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
   Total Trust Shares                                                  NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                       $      (28,684,331)  $     13,054,375   $    (61,428,189)  $    (40,555,797)
                                                       ==================   ================   ================   ================

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                   STRUCTURED
                                                                 LARGE CAP PLUS                            EQUITY INDEX
                                                       -------------------------------------   -----------------------------------
                                                               YEAR                YEAR               YEAR             YEAR
                                                              ENDED               ENDED              ENDED            ENDED
                                                             JULY 31,            JULY 31,           JULY 31,         JULY 31,
                                                              2009                2008               2009             2008
                                                       ------------------   ----------------   ----------------   ----------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                       $           67,753   $      9,364,536   $     65,565,256   $     59,212,272
   Dividends reinvested                                         1,797,417          1,897,645          3,204,806          3,073,842
   Shares redeemed                                            (13,832,544)       (36,455,733)       (59,677,149)       (61,716,059)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                 (11,967,374)       (25,193,552)         9,092,913            570,055
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                   77,435            841,577         11,104,896         17,939,461
   Shares issued in conversion from Advisor Class @                    NA            475,004                 NA          1,644,628
   Dividends reinvested                                           168,301            161,295            977,174            938,144
   Shares redeemed                                             (2,365,487)        (5,711,578)       (14,261,713)       (22,359,455)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                        (2,119,751)        (4,233,702)        (2,179,643)        (1,837,222)
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                       --             27,342             11,404             37,119
   Dividends reinvested                                             5,018              3,452             32,917             22,886
   Shares redeemed                                               (101,749)          (224,507)          (389,563)          (536,422)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                           (96,731)          (193,713)          (345,242)          (476,417)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                   11,299              3,970            721,303            789,910
   Dividends reinvested                                               237                125             19,116             12,603
   Shares redeemed                                                (28,656)           (43,347)          (783,330)          (878,853)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                           (17,120)           (39,252)           (42,911)           (76,340)
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA             25,250                 NA             98,888
   Dividends reinvested                                                NA                 --                 NA              6,327
   Shares redeemed                                                     NA           (475,005)                NA         (2,338,049)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA           (449,755)                NA         (2,232,834)
                                                       ------------------   ----------------   ----------------   ----------------
Select Shares
   Shares issued                                                       NA                 NA          2,749,243          2,650,941
   Dividends reinvested                                                NA                 NA            183,033            189,097
   Shares redeemed                                                     NA                 NA         (2,040,830)        (8,021,420)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Select Shares                                                 NA                 NA            891,446         (5,181,382)
                                                       ------------------   ----------------   ----------------   ----------------
Preferred Shares
   Shares issued                                                       NA                 NA         19,094,649         13,337,348
   Dividends reinvested                                                NA                 NA          1,045,835          1,031,374
   Shares redeemed                                                     NA                 NA        (20,332,697)       (18,226,313)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Preferred Shares                                              NA                 NA           (192,213)        (3,857,591)
                                                       ------------------   ----------------   ----------------   ----------------
Trust Shares
   Shares issued                                                       NA                 NA            818,301          1,419,562
   Dividends reinvested                                                NA                 NA            168,050            211,891
   Shares redeemed                                                     NA                 NA        (15,499,487)        (8,276,300)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Trust Shares                                                  NA                 NA        (14,513,136)        (6,644,847)
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                       $      (14,200,976)  $    (30,109,974)  $     (7,288,786)  $    (19,736,578)
                                                       ==================   ================   ================   ================

                                                               INTERNATIONAL EQUITY                      STRATEGIC INCOME
                                                       -------------------------------------   -----------------------------------
                                                              YEAR                YEAR               YEAR               YEAR
                                                             ENDED               ENDED              ENDED              ENDED
                                                            JULY 31,            JULY 31,           JULY 31,           JULY 31,
                                                              2009                2008               2009               2008
                                                       ------------------   ----------------   ----------------   ----------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                       $       24,506,724   $    107,442,491   $     20,533,451   $     21,983,904
   Dividends reinvested                                        46,586,794         37,795,968            638,453          4,073,364
   Shares redeemed                                            (97,228,310)       (84,685,323)       (42,984,155)       (35,830,867)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Institutional Shares                                 (26,134,792)        60,553,136        (21,812,251)        (9,773,599)
                                                       ------------------   ----------------   ----------------   ----------------
Class A Shares
   Shares issued                                                  975,859          2,896,227          3,139,777          1,249,377
   Shares issued in conversion from Advisor Class @                    NA          9,645,937                 NA         15,920,156
   Dividends reinvested                                         2,246,616          2,514,901            576,407          1,125,496
   Shares redeemed                                             (3,788,133)        (9,970,244)        (4,202,885)        (5,938,850)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class A Shares                                          (565,658)         5,086,821           (486,701)        12,356,179
                                                       ------------------   ----------------   ----------------   ----------------
Class B Shares
   Shares issued                                                   24,933            301,088             43,795             57,385
   Dividends reinvested                                           159,815            149,739             24,986             55,348
   Shares redeemed                                               (567,120)          (347,766)          (211,271)          (460,088)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class B Shares                                          (382,372)           103,061           (142,490)          (347,355)
                                                       ------------------   ----------------   ----------------   ----------------
Class C Shares
   Shares issued                                                   18,796            338,590          1,121,295            917,581
   Dividends reinvested                                            71,937             63,241            381,784            816,495
   Shares redeemed                                               (156,690)          (343,340)        (2,232,754)        (5,538,549)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Class C Shares                                           (65,957)            58,491           (729,675)        (3,804,473)
                                                       ------------------   ----------------   ----------------   ----------------
Advisor Shares @
   Shares issued                                                       NA            102,711                 NA            114,121
   Dividends reinvested                                                NA                 --                 NA            155,553
   Shares redeemed                                                     NA        (10,037,402)                NA        (16,773,483)
                                                       ------------------   ----------------   ----------------   ----------------
   Total Advisor Shares                                                NA         (9,934,691)                NA        (16,503,809)
                                                       ------------------   ----------------   ----------------   ----------------
Select Shares
   Shares issued                                                       NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 NA                 NA                 NA
   Shares redeemed                                                     NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
   Total Select Shares                                                 NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
Preferred Shares
   Shares issued                                                       NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 NA                 NA                 NA
   Shares redeemed                                                     NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
   Total Preferred Shares                                              NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
Trust Shares
   Shares issued                                                       NA                 NA                 NA                 NA
   Dividends reinvested                                                NA                 NA                 NA                 NA
   Shares redeemed                                                     NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
   Total Trust Shares                                                  NA                 NA                 NA                 NA
                                                       ------------------   ----------------   ----------------   ----------------
Change from capital transactions                       $      (27,148,779)  $     55,866,818   $    (23,171,117)  $    (18,073,057)
                                                       ==================   ================   ================   ================

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                                    DISCIPLINED
                                                             ALL CAP VALUE                        LARGE CAP VALUE
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                             774,848          2,610,095          6,216,790         11,460,724
   Dividends reinvested                                      905,857          1,429,339          1,354,418          3,192,740
   Shares redeemed                                        (3,401,904)        (3,546,567)       (13,935,660)       (17,353,887)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                             (1,721,199)           492,867         (6,364,452)        (2,700,423)
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                             689,081            865,717            306,746            442,042
   Shares issued in conversion from Advisor
     Class @                                                      NA          1,247,239                 NA             22,896
   Dividends reinvested                                      249,029            446,442             57,608            129,520
   Shares redeemed                                        (1,211,285)        (1,331,075)          (622,456)        (1,114,026)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                     (273,175)         1,228,323           (258,102)          (519,568)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                               3,080             11,141              5,313              5,935
   Dividends reinvested                                       87,524            150,389             10,164             22,786
   Shares redeemed                                          (233,095)          (232,910)          (124,246)           (93,999)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                     (142,491)           (71,380)          (108,769)           (65,278)
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                              98,272            289,994              7,735             28,721
   Dividends reinvested                                       24,066             34,095              2,557              7,986
   Shares redeemed                                          (196,851)          (146,217)           (73,078)           (59,831)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                      (74,513)           177,872            (62,786)           (23,124)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA             22,635                 NA                 97
   Dividends reinvested                                           NA              2,668                 NA                 64
   Shares redeemed                                                NA         (1,319,178)                NA            (26,037)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA         (1,293,875)                NA            (25,876)
                                                     ---------------    ---------------    ---------------    ---------------
Select Shares
   Shares issued                                                  NA                 NA                 NA                 NA
   Dividends reinvested                                           NA                 NA                 NA                 NA
   Shares redeemed                                                NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Select Shares                                            NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Preferred Shares
   Shares issued                                                  NA                 NA                 NA                 NA
   Dividends reinvested                                           NA                 NA                 NA                 NA
   Shares redeemed                                                NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Preferred Shares                                         NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Trust Shares
   Shares issued                                                  NA                 NA                 NA                 NA
   Dividends reinvested                                           NA                 NA                 NA                 NA
   Shares redeemed                                                NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Trust Shares                                             NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                          (2,211,378)           533,807         (6,794,109)        (3,334,269)
                                                     ===============    ===============    ===============    ===============

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                 STRUCTURED
                                                               LARGE CAP PLUS                         EQUITY INDEX
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                               2,021            585,317          3,715,164          2,234,919
   Dividends reinvested                                      178,373            114,438            175,320            114,790
   Shares redeemed                                        (1,246,923)        (2,219,177)        (3,372,663)        (2,321,873)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                             (1,066,529)        (1,519,422)           517,821             27,836
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                               4,845             51,661            642,151            684,184
   Shares issued in conversion from Advisor
     Class @                                                      NA             29,339                 NA             61,758
   Dividends reinvested                                       16,498              9,832             53,309             35,041
   Shares redeemed                                          (254,555)          (360,870)          (795,179)          (846,425)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                     (233,212)          (270,038)           (99,719)           (65,442)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                                  --              1,621                498              1,392
   Dividends reinvested                                          479                200              1,775                852
   Shares redeemed                                           (11,508)           (14,215)           (22,246)           (20,101)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                      (11,029)           (12,394)           (19,973)           (17,857)
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                               1,088                243             42,082             30,437
   Dividends reinvested                                           23                  7              1,029                471
   Shares redeemed                                            (3,851)            (2,580)           (43,656)           (33,474)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                       (2,740)            (2,330)              (545)            (2,566)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA              1,478                 NA              3,539
   Dividends reinvested                                           NA                 --                 NA                219
   Shares redeemed                                                NA            (29,022)                NA            (86,159)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA            (27,544)                NA            (82,401)
                                                     ---------------    ---------------    ---------------    ---------------
Select Shares
   Shares issued                                                  NA                 NA            159,659             99,285
   Dividends reinvested                                           NA                 NA             10,055              6,996
   Shares redeemed                                                NA                 NA           (115,641)          (288,574)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Select Shares                                            NA                 NA             54,073           (182,293)
                                                     ---------------    ---------------    ---------------    ---------------
Preferred Shares
   Shares issued                                                  NA                 NA          1,059,894            500,849
   Dividends reinvested                                           NA                 NA             57,044             38,431
   Shares redeemed                                                NA                 NA         (1,182,985)          (685,113)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Preferred Shares                                         NA                 NA            (66,047)          (145,833)
                                                     ---------------    ---------------    ---------------    ---------------
Trust Shares
   Shares issued                                                  NA                 NA             47,318             53,269
   Dividends reinvested                                           NA                 NA              8,792              7,891
   Shares redeemed                                                NA                 NA           (837,000)          (307,364)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Trust Shares                                             NA                 NA           (780,890)          (246,204)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                          (1,313,510)        (1,831,728)          (395,280)          (714,760)
                                                     ===============    ===============    ===============    ===============

                                                           INTERNATIONAL EQUITY                     STRATEGIC INCOME
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                          ENDED               ENDED              ENDED              ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                           3,479,441          7,675,377          2,403,301          2,262,109
   Dividends reinvested                                    7,729,437          2,466,260             81,968            385,400
   Shares redeemed                                       (13,322,716)        (5,925,937)        (5,502,079)        (3,402,388)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                             (2,113,838)         4,215,700         (3,016,810)          (754,879)
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                             137,136            190,419            387,652            119,016
   Shares issued in conversion from Advisor
     Class @                                                      NA            608,573                 NA          1,483,705
   Dividends reinvested                                      373,101            165,597             73,496            108,234
   Shares redeemed                                          (536,206)          (701,535)          (538,025)          (573,107)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                      (25,969)           263,054            (76,877)         1,137,848
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                               3,766             21,339              6,113              5,647
   Dividends reinvested                                       27,360             10,032              3,192              5,271
   Shares redeemed                                           (75,373)           (25,184)           (28,113)           (43,372)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                      (44,247)             6,187            (18,808)           (32,454)
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                               2,809             24,176            142,340             88,856
   Dividends reinvested                                       12,797              4,363             49,270             78,296
   Shares redeemed                                           (22,064)           (25,632)          (288,533)          (530,122)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                       (6,458)             2,907            (96,923)          (362,970)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA              6,258                 NA             10,234
   Dividends reinvested                                           NA                 --                 NA             13,901
   Shares redeemed                                                NA           (633,597)                NA         (1,560,928)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA           (627,339)                NA         (1,536,793)
                                                     ---------------    ---------------    ---------------    ---------------
Select Shares
   Shares issued                                                  NA                 NA                 NA                 NA
   Dividends reinvested                                           NA                 NA                 NA                 NA
   Shares redeemed                                                NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Select Shares                                            NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Preferred Shares
   Shares issued                                                  NA                 NA                 NA                 NA
   Dividends reinvested                                           NA                 NA                 NA                 NA
   Shares redeemed                                                NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Preferred Shares                                         NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Trust Shares
   Shares issued                                                  NA                 NA                 NA                 NA
   Dividends reinvested                                           NA                 NA                 NA                 NA
   Shares redeemed                                                NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Trust Shares                                             NA                 NA                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                          (2,190,512)         3,860,509         (3,209,418)        (1,549,248)
                                                     ===============    ===============    ===============    ===============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                LIFEMODEL                             LIFEMODEL
                                                              AGGRESSIVE(SM)                    MODERATELY AGGRESSIVE(SM)
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                         ENDED               ENDED             ENDED              ENDED
                                                        JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                          2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                     $    21,584,414    $    36,651,093    $    29,733,716    $    35,765,190
   Dividends reinvested                                   11,244,980         11,973,027         13,749,962         14,649,716
   Shares redeemed                                       (28,032,959)       (36,991,479)       (30,309,711)       (35,921,085)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                              4,796,435         11,632,641         13,173,967         14,493,821
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                           3,481,057          6,578,900          6,082,272         11,129,345
   Shares issued in conversion from Advisor
     Class @                                                      NA          1,025,921                 NA          1,726,994

   Dividends reinvested                                    4,185,747          5,129,311          8,001,053         11,137,882
   Shares redeemed                                        (9,041,044)       (14,482,942)       (20,599,240)       (31,570,465)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                   (1,374,240)        (1,748,810)        (6,515,915)        (7,576,244)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                             115,932            251,759            383,209            867,984
   Dividends reinvested                                    1,203,777          1,437,622          3,359,249          4,594,307
   Shares redeemed                                        (1,998,602)        (3,781,777)        (6,850,571)        (9,610,608)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                     (678,893)        (2,092,396)        (3,108,113)        (4,148,317)
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                             143,905            256,370            209,351            575,356
   Dividends reinvested                                      195,006            225,654            393,456            588,739
   Shares redeemed                                          (397,845)          (712,318)        (1,609,502)        (2,699,330)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                      (58,934)          (230,294)        (1,006,695)        (1,535,235)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA             62,490                 NA             87,212
   Dividends reinvested                                           NA                 --                 NA              4,049
   Shares redeemed                                                NA         (1,232,279)                NA         (2,051,762)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA         (1,169,789)                NA         (1,960,501)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                     $     2,684,368    $     6,391,352    $     2,543,244    $      (726,476)
                                                     ===============    ===============    ===============    ===============

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                 LIFEMODEL                             LIFEMODEL
                                                                MODERATE(SM)                   MODERATELY CONSERVATIVE(SM)
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                          ENDED               ENDED              ENDED             ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                     $    46,521,777    $    63,815,563    $    10,419,494    $    20,168,978
   Dividends reinvested                                   25,775,707         32,832,009          3,692,672          3,836,684
   Shares redeemed                                       (62,264,457)      (100,326,429)       (13,971,331)       (16,227,791)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                             10,033,027         (3,678,857)           140,835          7,777,871
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                           4,328,467         15,105,360          2,291,596          2,584,086
   Shares issued in conversion from Advisor
     Class @                                                      NA            490,793                 NA             67,850
   Dividends reinvested                                    4,788,302          7,377,426          1,773,109          2,757,705
   Shares redeemed                                       (17,066,319)       (31,148,455)        (7,811,954)       (11,387,672)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                   (7,949,550)        (8,174,876)        (3,747,249)        (5,978,031)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                             463,146          1,084,157            243,511            472,662
   Dividends reinvested                                    1,924,453          2,916,318            875,634          1,286,727
   Shares redeemed                                        (7,116,870)        (9,160,343)        (4,012,016)        (4,348,925)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                   (4,729,271)        (5,159,868)        (2,892,871)        (2,589,536)
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                              99,628            325,086             42,756            440,591
   Dividends reinvested                                      246,826            385,650            112,112            177,134
   Shares redeemed                                        (1,051,681)        (1,721,243)          (566,143)          (932,535)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                     (705,227)        (1,010,507)          (411,275)          (314,810)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA             78,341                 NA                 --
   Dividends reinvested                                           NA              1,867                 NA                427
   Shares redeemed                                                NA           (504,388)                NA            (68,210)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA           (424,180)                NA            (67,783)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                     $    (3,351,021)   $   (18,448,288)   $    (6,910,560)   $    (1,172,289)
                                                     ===============    ===============    ===============    ===============

                                                                LIFEMODEL
                                                             CONSERVATIVE(SM)                        HIGH YIELD BOND
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                          ENDED               ENDED              ENDED             ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                     $    11,051,704    $    18,340,781    $     9,054,518    $    11,952,468
   Dividends reinvested                                    1,778,305          1,823,371          1,917,597          2,386,235
   Shares redeemed                                       (11,134,755)       (13,605,138)       (11,403,874)       (30,016,314)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                              1,695,254          6,559,014           (431,759)       (15,677,611)
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                           1,943,298          3,811,460          4,515,792          1,737,216
   Shares issued in conversion from Advisor
     Class @                                                      NA             46,710                 NA             13,971
   Dividends reinvested                                      645,185            886,855             12,331              9,811
   Shares redeemed                                        (4,109,003)        (5,438,575)          (594,558)        (1,691,250)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                   (1,520,520)          (693,550)         3,933,565             69,748
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                             660,773            360,223             11,331             73,109
   Dividends reinvested                                      302,218            434,348              2,708              2,954
   Shares redeemed                                        (2,279,776)        (1,907,057)           (67,129)           (72,393)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                   (1,316,785)        (1,112,486)           (53,090)             3,670
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                             175,194            223,628              9,991                556
   Dividends reinvested                                       86,872            125,660              2,507              2,039
   Shares redeemed                                          (487,624)          (927,467)            (7,860)           (10,787)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                     (225,558)          (578,179)             4,638             (8,192)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA                 --                 NA                 --
   Dividends reinvested                                           NA                386                 NA                109
   Shares redeemed                                                NA            (46,710)                NA            (13,971)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA            (46,324)                NA            (13,862)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                     $    (1,367,609)   $     4,128,475    $     3,453,354    $   (15,626,247)
                                                     ===============    ===============    ===============    ===============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                              LIFEMODEL                               LIFEMODEL
                                                            AGGRESSIVE(SM)                      MODERATELY AGGRESSIVE(SM)
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                          2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                           2,562,091          2,420,541          3,298,709          2,524,975
   Dividends reinvested                                    1,452,831            747,918          1,659,510            991,426
   Shares redeemed                                        (3,176,308)        (2,420,205)        (3,404,777)        (2,491,206)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                                838,614            748,254          1,553,442          1,025,195
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                             414,457            426,168            708,697            778,679
   Shares issued in conversion from Advisor
     Class @                                                      NA             62,824                 NA            113,097
   Dividends reinvested                                      544,811            321,974            967,295            754,334
   Shares redeemed                                        (1,042,412)          (961,357)        (2,243,406)        (2,250,245)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                      (83,144)          (150,391)          (567,414)          (604,135)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                              15,885             17,098             43,127             60,488
   Dividends reinvested                                      162,756             92,484            412,201            313,003
   Shares redeemed                                          (242,929)          (254,078)          (766,758)          (683,464)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                      (64,288)          (144,496)          (311,430)          (309,973)
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                              14,474             17,035             24,117             39,854
   Dividends reinvested                                       26,401             14,531             48,280             40,139
   Shares redeemed                                           (51,233)           (48,144)          (176,420)          (189,582)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                      (10,358)           (16,578)          (104,023)          (109,589)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA              3,820                 NA              5,575
   Dividends reinvested                                           NA                 --                 NA                256
   Shares redeemed                                                NA            (74,630)                NA           (133,454)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA            (70,810)                NA           (127,623)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                             680,824            365,979            570,575           (126,125)
                                                     ===============    ===============    ===============    ===============

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                              LIFEMODEL                                LIFEMODEL
                                                             MODERATE(SM)                      MODERATELY CONSERVATIVE(SM)
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                           5,247,730          5,027,555          1,278,141          1,796,229
   Dividends reinvested                                    3,095,839          2,572,715            476,626            337,217
   Shares redeemed                                        (7,026,668)        (7,999,852)        (1,660,866)        (1,425,032)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                              1,316,901           (399,582)            93,901            708,414
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                             500,906          1,182,729            287,646            233,445
   Shares issued in conversion from Advisor
     Class @                                                      NA             37,069                 NA              5,726
   Dividends reinvested                                      575,526            577,991            229,087            242,334
   Shares redeemed                                        (1,923,691)        (2,510,605)          (924,852)        (1,031,296)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                     (847,259)          (712,816)          (408,119)          (549,791)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                              52,159             87,734             28,682             43,140
   Dividends reinvested                                      233,412            228,926            113,791            113,227
   Shares redeemed                                          (811,344)          (745,942)          (493,623)          (391,623)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                     (525,773)          (429,282)          (351,150)          (235,256)
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                              11,388             25,884              5,514             39,191
   Dividends reinvested                                       29,904             30,248             14,554             15,573
   Shares redeemed                                          (119,771)          (139,443)           (69,064)           (85,312)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                      (78,479)           (83,311)           (48,996)           (30,548)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA              5,704                 NA                 --
   Dividends reinvested                                           NA                138                 NA                 35
   Shares redeemed                                                NA            (38,164)                NA             (5,760)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA            (32,322)                NA             (5,725)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                            (134,610)        (1,657,313)          (714,364)          (112,906)
                                                     ===============    ===============    ===============    ===============

                                                                 LIFEMODEL
                                                              CONSERVATIVE(SM)                        HIGH YIELD BOND
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                          ENDED               ENDED              ENDED              ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                           1,295,159          1,720,311          1,212,995          1,247,164
   Dividends reinvested                                      214,300            172,275            256,877            250,007
   Shares redeemed                                        (1,295,659)        (1,273,251)        (1,520,323)        (3,135,169)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                                213,800            619,335            (50,451)        (1,637,998)
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                             220,013            362,875            569,706            174,624
   Shares issued in conversion from Advisor
     Class @                                                      NA              4,277                 NA              1,468
   Dividends reinvested                                       77,756             83,839              1,634              1,035
   Shares redeemed                                          (471,212)          (517,198)           (82,686)          (172,818)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                     (173,443)           (66,207)           488,654              4,309
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                              78,856             34,927              1,385              7,898
   Dividends reinvested                                       36,666             41,089                356                314
   Shares redeemed                                          (266,799)          (182,825)           (10,205)            (7,478)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                     (151,277)          (106,809)            (8,464)               734
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                              21,157             20,812              1,202                 60
   Dividends reinvested                                       10,533             11,881                337                215
   Shares redeemed                                           (54,920)           (86,320)            (1,000)            (1,144)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                      (23,230)           (53,627)               539               (869)
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA                 --                 NA                 --
   Dividends reinvested                                           NA                 35                 NA                 11
   Shares redeemed                                                NA             (4,281)                NA             (1,463)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA             (4,246)                NA             (1,452)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                            (134,150)           388,446            430,278         (1,635,276)
                                                     ===============    ===============    ===============    ===============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                             TOTAL RETURN BOND                      SHORT TERM BOND
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED             ENDED               ENDED
                                                        JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                          2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                     $    19,208,925    $    55,448,603    $    48,552,815    $    38,778,368
   Shares issued in connection with
     acquisition ofIntermediate Bond Fund ~                       NA        432,862,663                 NA                 NA
   Shares issued in connection with
     acquisition of Government Bond Fund ~                        NA         22,356,315                 NA                 NA
   Dividends reinvested                                   17,544,398         15,233,723          4,464,621          5,752,008
   Shares redeemed                                      (173,512,167)      (153,495,216)       (70,105,875)       (69,879,465)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                           (136,758,844)       372,406,088        (17,088,439)       (25,349,089)
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                           1,316,714          4,757,347          2,357,106          1,555,050
   Shares issued in connection with
     acquisition of Intermediate Bond Fund ~                      NA         12,706,128                 NA                 NA
   Shares issued in connection with
     acquisition of Government Bond Fund ~                        NA          2,629,403                 NA                 NA
   Shares issued in conversion from Advisor
     Class @                                                      NA            339,216                 NA                 --
   Dividends reinvested                                      752,674            761,624            179,092            296,526
   Shares redeemed                                        (5,455,646)        (7,293,118)        (3,333,529)        (4,423,619)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                   (3,386,258)        13,900,600           (797,331)        (2,572,043)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                             833,950            755,230                 NA                 NA
   Shares issued in connection with
     acquisition of
     Intermediate Bond Fund ~                                     NA          1,750,919                 NA                 NA
   Dividends reinvested                                      112,499            109,788                 NA                 NA
   Shares redeemed                                        (1,273,235)        (1,009,669)                NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                     (326,786)         1,606,268                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares

   Shares issued                                              50,745             45,337            720,627            119,629
   Shares issued in connection with
     acquisition of Intermediate Bond Fund ~                      NA            450,228                 NA                 NA
   Shares issued in connection with
     acquisition of Government Bond Fund ~                        NA          1,153,974                 NA                 NA
   Dividends reinvested                                       36,850             34,380              4,438              2,401
   Shares redeemed                                          (798,428)          (262,540)           (33,921)          (111,142)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                     (710,833)         1,421,379            691,144             10,888
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA              7,096                 NA                (23)
   Shares issued in connection with
     acquisition of Intermediate Bond Fund ~                      NA            101,035                 NA                 NA
   Dividends reinvested                                           NA              2,939                 NA                 --
   Shares redeemed                                                NA           (346,368)                NA                 --
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA           (235,298)                NA                (23)
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                     $  (141,182,721)   $   389,099,037    $   (17,194,626)   $   (27,910,267)
                                                     ===============    ===============    ===============    ===============

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                             TOTAL RETURN BOND                      SHORT TERM BOND
                                                     ----------------------------------    ----------------------------------
                                                           YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                                           2009               2008               2009               2008
                                                     ---------------    ---------------    ---------------    ---------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                           2,297,103          5,808,716          5,307,102          4,132,887
   Shares issued in connection with
     acquisition of
     Intermediate Bond Fund ~                                     NA         44,475,085                 NA                 NA
   Shares issued in connection with
     acquisition of
     Government Bond Fund ~                                       NA          2,297,031                 NA                 NA
   Dividends reinvested                                    2,120,776          1,599,833            492,093            613,604
   Shares redeemed                                       (20,679,055)       (16,017,321)        (7,703,125)        (7,423,354)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Institutional Shares                            (16,261,176)        38,163,344         (1,903,930)        (2,676,863)
                                                     ---------------    ---------------    ---------------    ---------------
Class A Shares
   Shares issued                                             158,575            490,264            257,999            165,297
   Shares issued in connection with
     acquisition of
     Intermediate Bond Fund ~                                     NA          1,306,274                 NA                 NA
   Shares issued in connection with
     acquisition of
     Government Bond Fund ~                                       NA            270,320                 NA                 NA
   Shares issued in conversion from Advisor
     Class @                                                      NA             34,614                 NA                 --
   Dividends reinvested                                       91,019             79,925             19,746             31,641
   Shares redeemed                                          (657,156)          (761,289)          (366,103)          (471,481)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class A Shares                                     (407,562)         1,420,108            (88,358)          (274,543)
                                                     ---------------    ---------------    ---------------    ---------------
Class B Shares
   Shares issued                                             100,422             78,326                 NA                 NA
   Shares issued in connection with
     acquisition of
     Intermediate Bond Fund ~                                     NA            179,884                 NA                 NA
   Dividends reinvested                                       13,605             11,512                 NA                 NA
   Shares redeemed                                          (154,043)          (105,506)                NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class B Shares                                      (40,016)           164,216                 NA                 NA
                                                     ---------------    ---------------    ---------------    ---------------
Class C Shares
   Shares issued                                               6,026              4,698             79,265             12,753
   Shares issued in connection with
     acquisition of
     Intermediate Bond Fund ~                                     NA             46,240                 NA                 NA
   Shares issued in connection with
     acquisition of
     Government Bond Fund ~                                       NA            118,517                 NA                 NA
   Dividends reinvested                                        4,449              3,612                487                256
   Shares redeemed                                           (91,543)           (27,256)            (3,746)           (11,825)
                                                     ---------------    ---------------    ---------------    ---------------
   Total Class C Shares                                      (81,068)           145,811             76,006              1,184
                                                     ---------------    ---------------    ---------------    ---------------
Advisor Shares @
   Shares issued                                                  NA                733                 NA                 --
   Shares issued in connection with
     acquisition of
     Intermediate Bond Fund ~                                     NA             10,380                 NA                 NA
   Dividends reinvested                                           NA                303                 NA                 --
   Shares redeemed                                                NA            (35,330)                NA                 --
                                                     ---------------    ---------------    ---------------    ---------------
   Total Advisor Shares                                           NA            (23,914)                NA                 --
                                                     ---------------    ---------------    ---------------    ---------------
Change from capital transactions                         (16,789,822)        39,869,565         (1,916,282)        (2,950,222)
                                                     ===============    ===============    ===============    ===============

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16, 2007.

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JULY 31, 2009
--------------------------------------------------------------------------------
                                                                     STRUCTURED
                                                                      LARGE CAP
                                                                        PLUS
                                                                  -------------

INCREASE (DECREASE) IN CASH:

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations                        $ (51,539,137)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS FROM
   OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of long-term securities                                   (88,445,051)
Proceeds from sales of long-term securities                         139,412,923
Sale of short-term investment securities, net                        (2,292,747)
Proceeds from securities sold short                                  45,115,644
Buys to cover for securities sold short                             (78,491,825)
Increase in deposits with brokers for futures contracts                (315,000)
Decrease in dividends receivable                                        109,014
Increase in other assets                                                 (7,402)
Proceeds from futures transactions                                     (127,885)
Increase in payable for investments purchased                               626
Decrease in payable to Advisor                                          (49,899)
Decrease in distribution and administrative servicing
   fee payable                                                           (1,907)
Decrease dividends payable on securities sold short                     (17,688)
Decrease in other liabilities                                              (277)
Unrealized depreciation on investments                                6,292,012
Net realized loss on investments                                     46,752,895
                                                                  -------------
Net cash received from operating activities                          16,394,295
                                                                  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid*                                               (302,308)
Net proceeds from capital share activity                            (16,091,987)
                                                                  -------------
Net cash used for financing activities                              (16,394,295)
                                                                  -------------
NET INCREASE (DECREASE) IN CASH                                               0
CASH AND FOREIGN CURRENCY:
Beginning of year                                                             0
                                                                  -------------
End of year                                                       $           0
                                                                  =============
----------
* Noncash financing activities not included herein consist of reinvestment of dividends of $1,970,973.

                       See notes to financial statements.

                       This page intentionally left blank.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CHANGE IN NET ASSETS                      LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                    ------------------------------                ----------------------
                                                                     NET REALIZED
                                                                          AND
                                                                      UNREALIZED      CHANGE IN
                                        NET ASSET                   GAINS/(LOSSES)   NET ASSETS
                                         VALUE,          NET             FROM         RESULTING       NET         NET
                                        BEGINNING    INVESTMENT       INVESTMENTS       FROM       INVESTMENT   REALIZED
                                        OF PERIOD   INCOME/(LOSS)    TRANSACTIONS    OPERATIONS      INCOME      GAINS
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                      $    8.09      (0.03)(x)        (1.98)          (2.01)         --            --
Year ended 7/31/08                      $   13.42      (0.06)(x)        (0.77)          (0.83)         --         (4.50)
Year ended 7/31/07                      $   14.10      (0.08)(x)         2.64            2.56          --         (3.24)
Year ended 7/31/06                      $   15.58      (0.11)(x)         0.50            0.39          --         (1.87)
Year ended 7/31/05                      $   15.48      (0.10)(x)         3.07            2.97          --         (2.87)
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Year ended 7/31/09                      $    7.54      (0.04)(x)        (1.84)          (1.88)         --            --
Year ended 7/31/08                      $   12.84      (0.08)(x)        (0.72)          (0.80)         --         (4.50)
Year ended 7/31/07                      $   13.65      (0.11)(x)         2.54            2.43          --         (3.24)
Year ended 7/31/06                      $   15.17      (0.14)(x)         0.49            0.35          --         (1.87)
Year ended 7/31/05                      $   15.18      (0.14)(x)         3.00            2.86          --         (2.87)
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Year ended 7/31/09                      $    6.92      (0.07)(x)        (1.70)          (1.77)         --            --
Year ended 7/31/08                      $   12.21      (0.14)(x)        (0.65)          (0.79)         --         (4.50)
Year ended 7/31/07                      $   13.21      (0.20)(x)         2.44            2.24          --         (3.24)
Year ended 7/31/06                      $   14.85      (0.25)(x)         0.48            0.23          --         (1.87)
Year ended 7/31/05                      $   15.02      (0.24)(x)         2.94            2.70          --         (2.87)
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Year ended 7/31/09                      $    6.93      (0.07)(x)        (1.70)          (1.77)         --            --
Year ended 7/31/08                      $   12.23      (0.14)(x)        (0.66)          (0.80)         --         (4.50)
Year ended 7/31/07                      $   13.23      (0.20)(x)         2.44            2.24          --         (3.24)
Year ended 7/31/06                      $   14.86      (0.25)(x)         0.49            0.24          --         (1.87)
Year ended 7/31/05                      $   15.03      (0.24)(x)         2.94            2.70          --         (2.87)
------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                      $   12.03      (0.01)(x)        (3.27)          (3.28)         --         (1.41)
Year ended 7/31/08                      $   15.70      (0.05)(x)        (1.43)          (1.48)         --         (2.19)
Year ended 7/31/07                      $   16.55      (0.07)(x)@        2.72            2.65          --         (3.50)
Year ended 7/31/06                      $   16.03      (0.04)(x)         0.77            0.73       (0.02)        (0.19)
Year ended 7/31/05                      $   12.96         --^            3.07            3.07          --            --
------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Year ended 7/31/09                      $   11.56      (0.03)(x)        (3.16)          (3.19)         --         (1.41)
Year ended 7/31/08                      $   15.20      (0.08)(x)        (1.37)          (1.45)         --         (2.19)
Year ended 7/31/07                      $   16.17      (0.11)(x)@        2.64            2.53          --         (3.50)
Year ended 7/31/06                      $   15.69      (0.08)(x)         0.76            0.68       (0.01)        (0.19)
Year ended 7/31/05                      $   12.72      (0.05)            3.02            2.97          --            --
------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Year ended 7/31/09                      $   10.68      (0.07)(x)        (2.96)          (3.03)         --         (1.41)
Year ended 7/31/08                      $   14.31      (0.17)(x)        (1.27)          (1.44)         --         (2.19)
Year ended 7/31/07                      $   15.50      (0.21)(x)@        2.52            2.31          --         (3.50)
Year ended 7/31/06                      $   15.16      (0.20)(x)         0.73            0.53          --         (0.19)
Year ended 7/31/05                      $   12.38      (0.15)            2.93            2.78          --            --
------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Year ended 7/31/09                      $   10.13      (0.07)(x)        (2.83)          (2.90)         --         (1.41)
Year ended 7/31/08                      $   13.65      (0.16)(x)        (1.17)          (1.33)         --         (2.19)
Year ended 7/31/07                      $   14.94      (0.20)(x)@        2.41            2.21          --         (3.50)
Year ended 7/31/06                      $   14.61      (0.19)(x)         0.71            0.52          --         (0.19)
Year ended 7/31/05                      $   11.94      (0.16)            2.83            2.67          --            --
------------------------------------------------------------------------------------------------------------------------

                       See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        NET         TOTAL
                                                          TOTAL        ASSET       RETURN
                                                        DIVIDENDS      VALUE,     (EXCLUDES
                                                           AND         END OF       SALES
                                                      DISTRIBUTIONS    PERIOD      CHARGE)
-------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                                            --      $   6.08     (24.85)%
Year ended 7/31/08                                         (4.50)     $   8.09     (10.17)%
Year ended 7/31/07                                         (3.24)     $  13.42      20.45%
Year ended 7/31/06                                         (1.87)     $  14.10       2.71%
Year ended 7/31/05                                         (2.87)     $  15.58      20.81%
-------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Year ended 7/31/09                                            --      $   5.66     (24.93)%
Year ended 7/31/08                                         (4.50)     $   7.54     (10.48)%
Year ended 7/31/07                                         (3.24)     $  12.84      20.11%
Year ended 7/31/06                                         (1.87)     $  13.65       2.50%
Year ended 7/31/05                                         (2.87)     $  15.17      20.45%
-------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Year ended 7/31/09                                            --      $   5.15     (25.58)%
Year ended 7/31/08                                         (4.50)     $   6.92     (11.15)%
Year ended 7/31/07                                         (3.24)     $  12.21      19.31%
Year ended 7/31/06                                         (1.87)     $  13.21       1.69%
Year ended 7/31/05                                         (2.87)     $  14.85      19.51%
-------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Year ended 7/31/09                                            --      $   5.16     (25.54)%
Year ended 7/31/08                                         (4.50)     $   6.93     (11.14)%
Year ended 7/31/07                                         (3.24)     $  12.23      19.18%
Year ended 7/31/06                                         (1.87)     $  13.23       1.75%
Year ended 7/31/05                                         (2.87)     $  14.86      19.57%
-------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                                         (1.41)     $   7.34     (23.93)%
Year ended 7/31/08                                         (2.19)     $  12.03     (11.24)%
Year ended 7/31/07                                         (3.50)     $  15.70      17.32%@
Year ended 7/31/06                                         (0.21)     $  16.55       4.56%
Year ended 7/31/05                                            --      $  16.03      23.69%
-------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Year ended 7/31/09                                         (1.41)     $   6.96     (24.18)%
Year ended 7/31/08                                         (2.19)     $  11.56     (11.43)%
Year ended 7/31/07                                         (3.50)     $  15.20      16.93%@
Year ended 7/31/06                                         (0.20)     $  16.17       4.34%
Year ended 7/31/05                                            --      $  15.69      23.35%
-------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Year ended 7/31/09                                         (1.41)     $   6.24     (24.72)%
Year ended 7/31/08                                         (2.19)     $  10.68     (12.14)%
Year ended 7/31/07                                         (3.50)     $  14.31      16.14%@
Year ended 7/31/06                                         (0.19)     $  15.50       3.51%
Year ended 7/31/05                                            --      $  15.16      22.46%
-------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Year ended 7/31/09                                         (1.41)     $   5.82     (24.82)%
Year ended 7/31/08                                         (2.19)     $  10.13     (11.88)%
Year ended 7/31/07                                         (3.50)     $  13.65      16.07%@
Year ended 7/31/06                                         (0.19)     $  14.94       3.57%
Year ended 7/31/05                                            --      $  14.61      22.36%
-------------------------------------------------------------------------------------------

                                                             RATIOS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------
                                                      RATIOS OF     RATIOS OF
                                           NET         EXPENSES     EXPENSES    RATIOS OF NET
                                         ASSETS,          TO           TO        INVESTMENT
                                         END OF        AVERAGE       AVERAGE       INCOME       PORTFOLIO
                                         PERIOD          NET           NET       TO AVERAGE      TURNOVER
                                         (000'S)      ASSETS (a)   ASSETS (b)    NET ASSETS      RATE (d)
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                      $  43,273        1.25%        1.01%        (0.48)%          81%
Year ended 7/31/08                      $  66,801        1.09%        1.01%        (0.60)%         105%
Year ended 7/31/07                      $ 112,591        1.06%        1.01%        (0.59)%          90%
Year ended 7/31/06                      $ 126,809        1.03%        1.02%        (0.75)%          67%
Year ended 7/31/05                      $ 213,892        1.01%        1.01%        (0.68)%          65%
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Year ended 7/31/09                      $   6,630        1.50%        1.26%        (0.73)%          81%
Year ended 7/31/08                      $  10,722        1.34%        1.26%        (0.86)%         105%
Year ended 7/31/07                      $  16,036        1.30%        1.26%        (0.84)%          90%
Year ended 7/31/06                      $  17,783        1.28%        1.27%        (0.99)%          67%
Year ended 7/31/05                      $  22,714        1.26%        1.26%        (0.93)%          65%
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Year ended 7/31/09                      $     549        2.25%        2.01%        (1.48)%          81%
Year ended 7/31/08                      $     897        2.09%        2.01%        (1.61)%         105%
Year ended 7/31/07                      $   1,318        2.06%        2.01%        (1.59)%          90%
Year ended 7/31/06                      $   1,414        2.03%        2.02%        (1.74)%          67%
Year ended 7/31/05                      $   1,805        2.01%        2.01%        (1.68)%          65%
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Year ended 7/31/09                      $     234        2.26%        2.01%        (1.49)%          81%
Year ended 7/31/08                      $     273        2.09%        2.01%        (1.61)%         105%
Year ended 7/31/07                      $     426        2.05%        2.01%        (1.60)%          90%
Year ended 7/31/06                      $     384        2.03%        2.02%        (1.75)%          67%
Year ended 7/31/05                      $     618        2.01%        2.01%        (1.68)%          65%
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                      $  81,725        1.17%        1.01%        (0.15)%          47%
Year ended 7/31/08                      $ 209,074        1.11%        1.09%        (0.38)%          96%
Year ended 7/31/07                      $ 313,124        1.09%        1.09%        (0.48)%          55%
Year ended 7/31/06                      $ 318,133        1.08%        1.08%        (0.24)%          69%
Year ended 7/31/05                      $ 392,929        1.09%        1.09%        (0.03)%          54%
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Year ended 7/31/09                      $  11,989        1.42%        1.24%        (0.38)%          47%
Year ended 7/31/08                      $  20,378        1.36%        1.34%        (0.62)%          96%
Year ended 7/31/07                      $  29,103        1.35%        1.34%        (0.73)%          55%
Year ended 7/31/06                      $  34,437        1.33%        1.33%        (0.49)%          69%
Year ended 7/31/05                      $  41,921        1.34%        1.34%        (0.29)%          54%
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Year ended 7/31/09                      $   1,883        2.17%        2.00%        (1.13)%          47%
Year ended 7/31/08                      $   4,187        2.11%        2.09%        (1.38)%          96%
Year ended 7/31/07                      $   5,707        2.09%        2.09%        (1.48)%          55%
Year ended 7/31/06                      $   6,507        2.08%        2.08%        (1.24)%          69%
Year ended 7/31/05                      $   6,874        2.09%        2.09%        (1.03)%          54%
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Year ended 7/31/09                      $     376        2.17%        2.00%        (1.13)%          47%
Year ended 7/31/08                      $     714        2.11%        2.09%        (1.37)%          96%
Year ended 7/31/07                      $     802        2.09%        2.09%        (1.47)%          55%
Year ended 7/31/06                      $   1,122        2.08%        2.08%        (1.22)%          69%
Year ended 7/31/05                      $   1,600        2.09%        2.09%        (1.03)%          54%
---------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CHANGE IN NET ASSETS                     LESS DIVIDENDS AND
                                                     RESULTING FROM OPERATIONS                   DISTRIBUTIONS FROM
                                                   -----------------------------                ---------------------
                                                                    NET REALIZED
                                                                        AND
                                                                     UNREALIZED     CHANGE IN
                                       NET ASSET                   GAINS/(LOSSES)  NET ASSETS
                                        VALUE,          NET             FROM        RESULTING      NET         NET
                                       BEGINNING     INVESTMENT     INVESTMENTS       FROM      INVESTMENT   REALIZED
                                       OF PERIOD   INCOME/(LOSS)    TRANSACTIONS   OPERATIONS     INCOME      GAINS
---------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                     $   16.57       0.07(x)        (3.66)          (3.59)      (0.04)      (0.50)
Year ended 7/31/08                     $   18.52       0.04(x)         0.72            0.76       (0.04)      (2.67)
Year ended 7/31/07                     $   15.67       0.11(x)@        3.07            3.18       (0.08)      (0.25)
Year ended 7/31/06                     $   16.34      (0.03)(x)       (0.64)          (0.67)         --          --
Year ended 7/31/05                     $   14.61       0.03            1.74            1.77       (0.04)         --
---------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Year ended 7/31/09                     $   16.14       0.04(x)        (3.56)          (3.52)      (0.03)      (0.50)
Year ended 7/31/08                     $   18.12      (0.01)(x)        0.71            0.70       (0.01)      (2.67)
Year ended 7/31/07                     $   15.36       0.06(x)@        3.01            3.07       (0.06)      (0.25)
Year ended 7/31/06                     $   16.05      (0.07)(x)       (0.62)          (0.69)         --          --
Year ended 7/31/05                     $   14.38      (0.02)           1.72            1.70       (0.03)         --
---------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Year ended 7/31/09                     $   15.19      (0.04)(x)       (3.38)          (3.42)         --       (0.50)
Year ended 7/31/08                     $   17.30      (0.13)(x)        0.69            0.56          --       (2.67)
Year ended 7/31/07                     $   14.74      (0.06)(x)@       2.88            2.82       (0.01)      (0.25)
Year ended 7/31/06                     $   15.52      (0.18)(x)       (0.60)          (0.78)         --          --
Year ended 7/31/05                     $   13.99      (0.14)           1.67            1.53          --^         --
---------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Year ended 7/31/09                     $   14.72      (0.04)(x)       (3.27)          (3.31)         --       (0.50)
Year ended 7/31/08                     $   16.85      (0.12)(x)        0.66            0.54          --       (2.67)
Year ended 7/31/07                     $   14.36      (0.06)(x)@       2.81            2.75       (0.01)      (0.25)
Year ended 7/31/06                     $   15.12      (0.18)(x)       (0.58)          (0.76)         --          --
Year ended 7/31/05                     $   13.63      (0.15)           1.64            1.49          --^         --
---------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                     $   23.76       0.32(x)        (5.34)          (5.02)      (0.38)         --
Year ended 7/31/08                     $   25.50       0.34(x)        (1.77)          (1.43)      (0.31)         --
Year ended 7/31/07                     $   22.56       0.57(x)@        2.85            3.42       (0.48)         --
Year ended 7/31/06                     $   21.71       0.28(x)         0.83            1.11       (0.26)         --
Year ended 7/31/05                     $   19.10      (0.15)(x)        2.76            2.61          --          --
---------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES
Year ended 7/31/09                     $   23.35       0.26(x)        (5.24)          (4.98)      (0.34)         --
Year ended 7/31/08                     $   25.07       0.27(x)        (1.74)          (1.47)      (0.25)         --
Year ended 7/31/07                     $   22.18       0.49(x)@        2.82            3.31       (0.42)         --
Year ended 7/31/06                     $   21.34       0.23(x)         0.85            1.08       (0.24)         --
Year ended 7/31/05                     $   18.82      (0.19)(x)        2.71            2.52          --          --
---------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES
Year ended 7/31/09                     $   22.57       0.14(x)        (5.08)          (4.94)      (0.21)         --
Year ended 7/31/08                     $   24.31       0.08(x)        (1.67)          (1.59)      (0.15)         --
Year ended 7/31/07                     $   21.53       0.31(x)@        2.71            3.02       (0.24)         --
Year ended 7/31/06                     $   20.83       0.06(x)         0.80            0.86       (0.16)         --
Year ended 7/31/05                     $   18.51      (0.33)(x)        2.65            2.32          --          --
---------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES
Year ended 7/31/09                     $   21.92       0.12(x)        (4.92)          (4.80)      (0.23)         --
Year ended 7/31/08                     $   23.67       0.08(x)        (1.68)          (1.60)      (0.15)         --
Year ended 7/31/07                     $   20.97       0.29(x)@        2.66            2.95       (0.25)         --
Year ended 7/31/06                     $   20.27       0.07(x)         0.78            0.85       (0.15)         --
Year ended 7/31/05                     $   18.01      (0.32)(x)        2.58            2.26          --          --
---------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     NET         TOTAL
                                                      TOTAL         ASSET        RETURN
                                                    DIVIDENDS       VALUE,     (EXCLUDES
                                                       AND         END OF        SALES
                                                  DISTRIBUTIONS    PERIOD        CHARGE)
----------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                                    (0.54)      $   12.44     (21.13)%
Year ended 7/31/08                                    (2.71)      $   16.57       2.79%
Year ended 7/31/07                                    (0.33)      $   18.52      20.51%@
Year ended 7/31/06                                       --       $   15.67      (4.10)%
Year ended 7/31/05                                    (0.04)      $   16.34      12.13%
----------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Year ended 7/31/09                                    (0.53)      $   12.09     (21.29)%
Year ended 7/31/08                                    (2.68)      $   16.14       2.51%
Year ended 7/31/07                                    (0.31)      $   18.12      20.18%@
Year ended 7/31/06                                       --       $   15.36      (4.30)%
Year ended 7/31/05                                    (0.03)      $   16.05      11.83%
----------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Year ended 7/31/09                                    (0.50)      $   11.27     (21.96)%
Year ended 7/31/08                                    (2.67)      $   15.19       1.78%
Year ended 7/31/07                                    (0.26)      $   17.30      19.29%@
Year ended 7/31/06                                       --       $   14.74      (5.03)%
Year ended 7/31/05                                       --^      $   15.52      10.95%
----------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Year ended 7/31/09                                    (0.50)      $   10.91     (21.97)%
Year ended 7/31/08                                    (2.67)      $   14.72       1.70%
Year ended 7/31/07                                    (0.26)      $   16.85      19.30%@
Year ended 7/31/06                                       --       $   14.36      (5.03)%
Year ended 7/31/05                                       --^      $   15.12      10.95%
----------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                                    (0.38)      $   18.36     (21.12)%
Year ended 7/31/08                                    (0.31)      $   23.76      (5.69)%
Year ended 7/31/07                                    (0.48)      $   25.50      15.22%@
Year ended 7/31/06                                    (0.26)      $   22.56       5.14%
Year ended 7/31/05                                       --       $   21.71      13.66%
----------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES
Year ended 7/31/09                                    (0.34)      $   18.03     (21.37)%
Year ended 7/31/08                                    (0.25)      $   23.35      (5.93)%
Year ended 7/31/07                                    (0.42)      $   25.07      14.97%@
Year ended 7/31/06                                    (0.24)      $   22.18       5.05%
Year ended 7/31/05                                       --       $   21.34      13.39%
----------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES
Year ended 7/31/09                                    (0.21)      $   17.42     (21.93)%
Year ended 7/31/08                                    (0.15)      $   22.57      (6.62)%
Year ended 7/31/07                                    (0.24)      $   24.31      14.11%@
Year ended 7/31/06                                    (0.16)      $   21.53       4.13%
Year ended 7/31/05                                       --       $   20.83      12.53%
----------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES
Year ended 7/31/09                                    (0.23)      $   16.89     (21.93)%
Year ended 7/31/08                                    (0.15)      $   21.92      (6.83)%
Year ended 7/31/07                                    (0.25)      $   23.67      14.12%@
Year ended 7/31/06                                    (0.15)      $   20.97       4.22%
Year ended 7/31/05                                       --       $   20.27      12.55%
----------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTAL DATA
                                       ----------------------------------------------------------------
                                                   RATIOS OF      RATIOS OF
                                          NET       EXPENSES     EXPENSES     RATIOS OF NET
                                        ASSETS,        TO           TO         INVESTMENT
                                        END OF      AVERAGE       AVERAGE         INCOME      PORTFOLIO
                                        PERIOD        NET           NET         TO AVERAGE     TURNOVER
                                        (000'S)    ASSETS (a)    ASSETS (b)     NET ASSETS     RATE (d)
-------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                     $ 237,049      1.13%        1.06%           0.62%          31%
Year ended 7/31/08                     $ 371,615      1.11%        1.07%           0.21%          57%
Year ended 7/31/07                     $ 535,734      1.10%        1.08%           0.52%          98%
Year ended 7/31/06                     $ 616,737      1.08%        1.08%          (0.18)%        108%
Year ended 7/31/05                     $ 707,766      1.08%        1.08%           0.16%          71%
-------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Year ended 7/31/09                     $  61,219      1.38%        1.31%           0.37%          31%
Year ended 7/31/08                     $  90,015      1.36%        1.32%          (0.03)%         57%
Year ended 7/31/07                     $  92,728      1.35%        1.33%           0.27%          98%
Year ended 7/31/06                     $ 114,828      1.33%        1.33%          (0.42)%        108%
Year ended 7/31/05                     $ 165,836      1.33%        1.33%          (0.08)%         71%
-------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Year ended 7/31/09                     $   6,185      2.12%        2.06%          (0.37)%         31%
Year ended 7/31/08                     $  14,165      2.11%        2.07%          (0.77)%         57%
Year ended 7/31/07                     $  11,347      2.10%        2.08%          (0.49)%         98%
Year ended 7/31/06                     $  13,259      2.08%        2.08%          (1.18)%        108%
Year ended 7/31/05                     $  17,791      2.08%        2.08%          (0.85)%         71%
-------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Year ended 7/31/09                     $   1,631      2.13%        2.06%          (0.38)%         31%
Year ended 7/31/08                     $   2,805      2.11%        2.07%          (0.77)%         57%
Year ended 7/31/07                     $   2,275      2.10%        2.08%          (0.45)%         98%
Year ended 7/31/06                     $   3,199      2.08%        2.08%          (1.17)%        108%
Year ended 7/31/05                     $   5,238      2.08%        2.08%          (0.83)%         71%
-------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES
Year ended 7/31/09                     $   6,977      2.22%        0.73%           1.76%         102%
Year ended 7/31/08                     $  16,556      1.76%        0.73%           1.33%          76%
Year ended 7/31/07                     $  18,875      1.67%        0.73%           2.08%          68%
Year ended 7/31/06                     $  15,759      2.72%        0.73%           1.25%         147%
Year ended 7/31/05                     $   5,973      1.99%        1.45%          (0.73)%         28%
-------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES
Year ended 7/31/09                     $   2,078      2.50%        0.98%           1.49%         102%
Year ended 7/31/08                     $   3,074      2.00%        0.98%           1.08%          76%
Year ended 7/31/07                     $   3,926      1.92%        0.98%           1.80%          68%
Year ended 7/31/06                     $   4,670      2.93%        0.98%           1.08%         147%
Year ended 7/31/05                     $   7,087      2.24%        1.70%          (0.98)%         28%
-------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES
Year ended 7/31/09                     $     113      3.21%        1.73%           0.79%         102%
Year ended 7/31/08                     $     225      2.74%        1.73%           0.34%          76%
Year ended 7/31/07                     $     369      2.66%        1.73%           1.08%          68%
Year ended 7/31/06                     $     371      3.70%        1.73%           0.27%         147%
Year ended 7/31/05                     $     311      2.97%        2.45%          (1.73)%         28%
-------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES
Year ended 7/31/09                     $     156      3.26%        1.73%           0.75%         102%
Year ended 7/31/08                     $     228      2.74%        1.73%           0.34%          76%
Year ended 7/31/07                     $     356      2.67%        1.73%           1.02%          68%
Year ended 7/31/06                     $     389      3.71%        1.73%           0.32%         147%
Year ended 7/31/05                     $     516      3.00%        2.45%          (1.73)%         28%
-------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                     RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                   ------------------------------                ---------------------
                                                                    NET REALIZED
                                                                         AND
                                                                     UNREALIZED     CHANGE IN
                                       NET ASSET                   GAINS/(LOSSES)   NET ASSETS
                                        VALUE,          NET             FROM        RESULTING        NET         NET
                                       BEGINNING     INVESTMENT      INVESTMENTS       FROM      INVESTMENT   REALIZED
                                       OF PERIOD   INCOME/(LOSS)    TRANSACTIONS    OPERATIONS     INCOME       GAINS
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                     $    3.75       0.02(x)        (0.51)          (0.49)       (0.01)      (0.01)
Year ended 7/31/08                     $    7.02       0.02(x)        (0.78)          (0.76)       (0.01)      (2.50)
Year ended 7/31/07                     $    8.05       0.01(x)         0.93            0.94        (0.05)      (1.92)
Year ended 7/31/06                     $   11.00       0.02(x)         0.17            0.19        (0.01)      (3.13)
Year ended 7/31/05                     $   10.32      (0.01)(x)        1.41            1.40           --       (0.72)
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Year ended 7/31/09                     $    3.49       0.01(x)        (0.47)          (0.46)       (0.01)      (0.01)
Year ended 7/31/08                     $    6.73       0.01(x)        (0.75)          (0.74)          --       (2.50)
Year ended 7/31/07                     $    7.80      (0.01)(x)        0.90            0.89        (0.04)      (1.92)
Year ended 7/31/06                     $   10.78         --^(x)        0.15            0.15           --^      (3.13)
Year ended 7/31/05                     $   10.14      (0.03)(x)        1.39            1.36           --       (0.72)
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Year ended 7/31/09                     $    3.16      (0.01)(x)       (0.43)          (0.44)          --       (0.01)
Year ended 7/31/08                     $    6.39      (0.02)(x)       (0.71)          (0.73)          --       (2.50)
Year ended 7/31/07                     $    7.52      (0.06)(x)        0.86            0.80        (0.01)      (1.92)
Year ended 7/31/06                     $   10.56      (0.06)(x)        0.15            0.09           --       (3.13)
Year ended 7/31/05                     $    9.96      (0.04)(x)        1.36            1.32           --       (0.72)
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Year ended 7/31/09                     $    3.17      (0.01)(x)       (0.43)          (0.44)          --       (0.01)
Year ended 7/31/08                     $    6.39      (0.02)(x)       (0.70)          (0.72)          --       (2.50)
Year ended 7/31/07                     $    7.52      (0.05)(x)        0.84            0.79           --       (1.92)
Year ended 7/31/06                     $   10.56      (0.06)(x)        0.15            0.09           --       (3.13)
Year ended 7/31/05                     $    9.96      (0.04)(x)        1.36            1.32           --       (0.72)
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                     $   17.04       0.21(x)        (3.55)          (3.34)       (0.22)         --
Year ended 7/31/08                     $   20.29       0.19(x)        (0.91)          (0.72)       (0.16)      (2.37)
Year ended 7/31/07                     $   20.89       0.13(x)         2.12            2.25        (0.08)      (2.77)
Year ended 7/31/06                     $   22.82       0.09            0.46            0.55        (0.05)      (2.43)
Year ended 7/31/05                     $   20.01      (0.04)(x)        4.51            4.47           --       (1.66)
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
Year ended 7/31/09                     $   16.84       0.18(x)        (3.51)          (3.33)       (0.18)         --
Year ended 7/31/08                     $   20.09       0.14(x)        (0.90)          (0.76)       (0.12)      (2.37)
Year ended 7/31/07                     $   20.74       0.08(x)         2.11            2.19        (0.07)      (2.77)
Year ended 7/31/06                     $   22.68       0.02            0.47            0.49           --       (2.43)
Year ended 7/31/05                     $   19.95      (0.10)(x)        4.49            4.39           --       (1.66)
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
Year ended 7/31/09                     $   16.11       0.08(x)        (3.35)          (3.27)       (0.07)         --
Year ended 7/31/08                     $   19.34         --^(x)       (0.86)          (0.86)          --       (2.37)
Year ended 7/31/07                     $   20.18      (0.08)(x)        2.05            1.97        (0.04)      (2.77)
Year ended 7/31/06                     $   22.29      (0.13)           0.45            0.32           --       (2.43)
Year ended 7/31/05                     $   19.76      (0.24)(x)        4.43            4.19           --       (1.66)
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
Year ended 7/31/09                     $   16.07       0.08(x)        (3.33)          (3.25)       (0.09)         --
Year ended 7/31/08                     $   19.31         --^(x)       (0.87)          (0.87)          --       (2.37)
Year ended 7/31/07                     $   20.14      (0.08)(x)        2.06            1.98        (0.04)      (2.77)
Year ended 7/31/06                     $   22.25      (0.14)           0.46            0.32           --       (2.43)
Year ended 7/31/05                     $   19.74      (0.24)(x)        4.41            4.17           --       (1.66)
----------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    NET        TOTAL
                                                    TOTAL          ASSET       RETURN
                                                  DIVIDENDS       VALUE,     (EXCLUDES
                                                     AND          END OF       SALES
                                                DISTRIBUTIONS     PERIOD      CHARGE)
---------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                                   (0.02)     $     3.24    (12.86)%
Year ended 7/31/08                                   (2.51)     $     3.75    (12.23)%
Year ended 7/31/07                                   (1.97)     $     7.02     12.53%
Year ended 7/31/06                                   (3.14)     $     8.05      1.93%
Year ended 7/31/05                                   (0.72)     $    11.00     13.86%
---------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Year ended 7/31/09                                   (0.02)     $     3.01    (13.18)%
Year ended 7/31/08                                   (2.50)     $     3.49    (12.41)%
Year ended 7/31/07                                   (1.96)     $     6.73     12.24%
Year ended 7/31/06                                   (3.13)     $     7.80      1.59%
Year ended 7/31/05                                   (0.72)     $    10.78     13.60%
---------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Year ended 7/31/09                                   (0.01)     $     2.71    (13.80)%
Year ended 7/31/08                                   (2.50)     $     3.16    (13.23)%
Year ended 7/31/07                                   (1.93)     $     6.39     11.38%
Year ended 7/31/06                                   (3.13)     $     7.52      0.86%
Year ended 7/31/05                                   (0.72)     $    10.56     13.54%
---------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Year ended 7/31/09                                   (0.01)     $     2.72    (13.75)%
Year ended 7/31/08                                   (2.50)     $     3.17    (12.95)%
Year ended 7/31/07                                   (1.92)     $     6.39     11.28%
Year ended 7/31/06                                   (3.13)     $     7.52      0.86%
Year ended 7/31/05                                   (0.72)     $    10.56     13.54%
---------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                                   (0.22)     $    13.48    (19.32)%
Year ended 7/31/08                                   (2.53)     $    17.04     (3.68)%
Year ended 7/31/07                                   (2.85)     $    20.29     10.77%
Year ended 7/31/06                                   (2.48)     $    20.89      2.62%
Year ended 7/31/05                                   (1.66)     $    22.82     23.59%
---------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
Year ended 7/31/09                                   (0.18)     $    13.33    (19.56)%
Year ended 7/31/08                                   (2.49)     $    16.84     (3.95)%
Year ended 7/31/07                                   (2.84)     $    20.09     10.53%
Year ended 7/31/06                                   (2.43)     $    20.74      2.36%
Year ended 7/31/05                                   (1.66)     $    22.68     23.24%
---------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
Year ended 7/31/09                                   (0.07)     $    12.77    (20.16)%
Year ended 7/31/08                                   (2.37)     $    16.11     (4.68)%
Year ended 7/31/07                                   (2.81)     $    19.34      9.63%
Year ended 7/31/06                                   (2.43)     $    20.18      1.59%
Year ended 7/31/05                                   (1.66)     $    22.29     22.35%
---------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
Year ended 7/31/09                                   (0.09)     $    12.73    (20.17)%
Year ended 7/31/08                                   (2.37)     $    16.07     (4.74)%
Year ended 7/31/07                                   (2.81)     $    19.31      9.66%
Year ended 7/31/06                                   (2.43)     $    20.14      1.59%
Year ended 7/31/05                                   (1.66)     $    22.25     22.39%
---------------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTAL DATA
                                                 ---------------------------------------------------------------
                                                             RATIOS OF     RATIOS OF
                                                    NET       EXPENSES     EXPENSES    RATIOS OF NET
                                                  ASSETS,        TO           TO        INVESTMENT
                                                  END OF      AVERAGE       AVERAGE       INCOME       PORTFOLIO
                                                  PERIOD        NET           NET       TO AVERAGE      TURNOVER
                                                  (000'S)    ASSETS (a)   ASSETS (b)    NET ASSETS      RATE (d)
----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                               $  17,394      1.89%       1.35%           0.64%         46%
Year ended 7/31/08                               $  22,662      1.82%       1.35%           0.37%         49%
Year ended 7/31/07                               $  51,541      1.52%       1.35%           0.17%         72%
Year ended 7/31/06                               $  72,981      1.40%       1.37%           0.23%         42%
Year ended 7/31/05                               $  98,885      1.35%       1.35%          (0.07)%        12%
----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Year ended 7/31/09                               $   7,497      2.14%       1.60%           0.40%         46%
Year ended 7/31/08                               $  10,552      2.06%       1.60%           0.16%         49%
Year ended 7/31/07                               $  11,486      1.77%       1.60%          (0.08)%        72%
Year ended 7/31/06                               $  17,759      1.65%       1.62%          (0.05)%        42%
Year ended 7/31/05                               $  29,172      1.60%       1.60%          (0.31)%        12%
----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Year ended 7/31/09                               $   1,937      2.89%       2.35%          (0.34)%        46%
Year ended 7/31/08                               $   3,032      2.81%       2.35%          (0.62)%        49%
Year ended 7/31/07                               $   5,069      2.53%       2.35%          (0.87)%        72%
Year ended 7/31/06                               $   6,032      2.40%       2.37%          (0.73)%        42%
Year ended 7/31/05                               $   7,348      2.36%       1.73%          (0.40)%        12%
----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Year ended 7/31/09                               $   1,446      2.88%       2.35%          (0.35)%        46%
Year ended 7/31/08                               $   1,749      2.81%       2.35%          (0.62)%        49%
Year ended 7/31/07                               $   2,853      2.51%       2.35%          (0.75)%        72%
Year ended 7/31/06                               $   5,161      2.40%       2.37%          (0.71)%        42%
Year ended 7/31/05                               $   6,143      2.36%       1.73%          (0.39)%        12%
----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                               $  65,235      1.30%       1.20%           1.68%         68%
Year ended 7/31/08                               $  86,463      1.24%       1.19%           1.05%         60%
Year ended 7/31/07                               $ 110,873      1.25%       1.20%           0.61%         46%
Year ended 7/31/06                               $ 116,503      1.24%       1.21%           0.39%         99%
Year ended 7/31/05                               $ 158,505      1.20%       1.20%          (0.20)%       105%
----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
Year ended 7/31/09                               $   1,275      1.55%       1.45%           1.42%         68%
Year ended 7/31/08                               $   1,682      1.50%       1.45%           0.77%         60%
Year ended 7/31/07                               $   2,198      1.50%       1.45%           0.36%         46%
Year ended 7/31/06                               $   2,434      1.49%       1.46%           0.11%         99%
Year ended 7/31/05                               $   2,715      1.45%       1.45%          (0.48)%       105%
----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
Year ended 7/31/09                               $     572      2.30%       2.20%           0.68%         68%
Year ended 7/31/08                               $     834      2.25%       2.20%           0.03%         60%
Year ended 7/31/07                               $   1,104      2.25%       2.20%          (0.39)%        46%
Year ended 7/31/06                               $   1,221      2.24%       2.21%          (0.64)%        99%
Year ended 7/31/05                               $   1,142      2.20%       2.19%          (1.18)%       105%
----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
Year ended 7/31/09                               $     399      2.30%       2.20%           0.68%         68%
Year ended 7/31/08                               $     384      2.25%       2.20%           0.01%         60%
Year ended 7/31/07                               $     713      2.25%       2.20%          (0.39)%        46%
Year ended 7/31/06                               $     839      2.24%       2.21%          (0.64)%        99%
Year ended 7/31/05                               $     927      2.20%       2.19%          (1.21)%       105%
----------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    CHANGE IN NET ASSETS                      LESS DIVIDENDS AND
                                                                 RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                               ------------------------------                ---------------------
                                                                                NET REALIZED
                                                                                    AND
                                                                                 UNREALIZED      CHANGE IN
                                                   NET ASSET                   GAINS/(LOSSES)   NET ASSETS
                                                     VALUE,         NET             FROM         RESULTING       NET         NET
                                                   BEGINNING     INVESTMENT     INVESTMENTS        FROM      INVESTMENT   REALIZED
                                                   OF PERIOD   INCOME/(LOSS)    TRANSACTIONS    OPERATIONS     INCOME       GAINS
----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                                 $   17.98       0.24(x)          (4.42)        (4.18)        (0.27)     (1.01)
Year ended 7/31/08                                 $   25.65       0.31(x)          (4.14)        (3.83)        (0.28)     (3.56)
Year ended 7/31/07                                 $   25.68       0.37(x)           4.19          4.56         (0.36)     (4.23)
Year ended 7/31/06                                 $   26.04       0.26              1.77          2.03         (0.24)     (2.15)
Year ended 7/31/05                                 $   22.58       0.10              4.85          4.95         (0.11)     (1.38)
----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS A SHARES
Year ended 7/31/09                                 $   17.69       0.21(x)          (4.35)        (4.14)        (0.24)     (1.01)
Year ended 7/31/08                                 $   25.30       0.25(x)          (4.07)        (3.82)        (0.23)     (3.56)
Year ended 7/31/07                                 $   25.39       0.30(x)           4.13          4.43         (0.29)     (4.23)
Year ended 7/31/06                                 $   25.76       0.19              1.77          1.96         (0.18)     (2.15)
Year ended 7/31/05                                 $   22.36       0.04              4.79          4.83         (0.05)     (1.38)
----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS B SHARES
Year ended 7/31/09                                 $   16.90       0.11(x)          (4.18)        (4.07)        (0.16)     (1.01)
Year ended 7/31/08                                 $   24.35       0.09(x)          (3.89)        (3.80)        (0.09)     (3.56)
Year ended 7/31/07                                 $   24.61       0.10(x)           3.99          4.09         (0.12)     (4.23)
Year ended 7/31/06                                 $   25.11         --^             1.71          1.71         (0.06)     (2.15)
Year ended 7/31/05                                 $   21.94      (0.14)             4.69          4.55            --      (1.38)
----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS C SHARES
Year ended 7/31/09                                 $   16.86       0.11(x)          (4.16)        (4.05)        (0.17)     (1.01)
Year ended 7/31/08                                 $   24.32       0.09(x)          (3.89)        (3.80)        (0.10)     (3.56)
Year ended 7/31/07                                 $   24.59       0.11(x)           3.98          4.09         (0.13)     (4.23)
Year ended 7/31/06                                 $   25.09         --^             1.71          1.71         (0.06)     (2.15)
Year ended 7/31/05                                 $   21.93      (0.15)             4.69          4.54            --      (1.38)
----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                                 $   11.48       0.22(x)          (2.74)        (2.52)        (0.25)     (0.16)
Year ended 7/31/08                                 $   14.39       0.25(x)          (2.03)        (1.78)        (0.23)     (0.90)
Year ended 7/31/07                                 $   14.72       0.22(x)@          1.80          2.02         (0.22)     (2.13)
Year ended 7/31/06                                 $   15.08       0.21              1.07          1.28         (0.20)     (1.44)
Year ended 7/31/05                                 $   13.52       0.18              1.95          2.13         (0.18)     (0.39)
----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Year ended 7/31/09                                 $   11.44       0.19(x)          (2.72)        (2.53)        (0.23)     (0.16)
Year ended 7/31/08                                 $   14.35       0.21(x)          (2.03)        (1.82)        (0.19)     (0.90)
Year ended 7/31/07                                 $   14.69       0.18(x)@          1.79          1.97         (0.18)     (2.13)
Year ended 7/31/06                                 $   15.05       0.17              1.07          1.24         (0.16)     (1.44)
Year ended 7/31/05                                 $   13.50       0.14              1.94          2.08         (0.14)     (0.39)
----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Year ended 7/31/09                                 $   11.57       0.14(x)          (2.76)        (2.62)        (0.17)     (0.16)
Year ended 7/31/08                                 $   14.49       0.12(x)          (2.05)        (1.93)        (0.09)     (0.90)
Year ended 7/31/07                                 $   14.81       0.08(x)@          1.80          1.88         (0.07)     (2.13)
Year ended 7/31/06                                 $   15.17       0.06              1.08          1.14         (0.06)     (1.44)
Year ended 7/31/05                                 $   13.61       0.04              1.95          1.99         (0.04)     (0.39)
----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Year ended 7/31/09                                 $   11.32       0.13(x)          (2.70)        (2.57)        (0.17)     (0.16)
Year ended 7/31/08                                 $   14.21       0.11(x)          (2.01)        (1.90)        (0.09)     (0.90)
Year ended 7/31/07                                 $   14.56       0.08(x)@          1.77          1.85         (0.07)     (2.13)
Year ended 7/31/06                                 $   14.94       0.06              1.06          1.12         (0.06)     (1.44)
Year ended 7/31/05                                 $   13.40       0.03              1.94          1.97         (0.04)     (0.39)
----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     NET       TOTAL
                                                     TOTAL          ASSET      RETURN
                                                   DIVIDENDS       VALUE,    (EXCLUDES
                                                      AND          END OF      SALES
                                                 DISTRIBUTIONS     PERIOD     CHARGE)
---------------------------------------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                                 (1.28)         $  12.52     (22.15)%
Year ended 7/31/08                                 (3.84)         $  17.98     (17.47)%
Year ended 7/31/07                                 (4.59)         $  25.65      18.93%
Year ended 7/31/06                                 (2.39)         $  25.68       8.38%
Year ended 7/31/05                                 (1.49)         $  26.04      22.51%
---------------------------------------------------------------------------------------
ALL CAP VALUE CLASS A SHARES
Year ended 7/31/09                                 (1.25)         $  12.30     (22.29)%
Year ended 7/31/08                                 (3.79)         $  17.69     (17.65)%
Year ended 7/31/07                                 (4.52)         $  25.30      18.58%
Year ended 7/31/06                                 (2.33)         $  25.39       8.16%
Year ended 7/31/05                                 (1.43)         $  25.76      22.22%
---------------------------------------------------------------------------------------
ALL CAP VALUE CLASS B SHARES
Year ended 7/31/09                                 (1.17)         $  11.66     (22.98)%
Year ended 7/31/08                                 (3.65)         $  16.90     (18.24)%
Year ended 7/31/07                                 (4.35)         $  24.35      17.65%
Year ended 7/31/06                                 (2.21)         $  24.61       7.33%
Year ended 7/31/05                                 (1.38)         $  25.11      21.33%
---------------------------------------------------------------------------------------
ALL CAP VALUE CLASS C SHARES
Year ended 7/31/09                                 (1.18)         $  11.63     (22.97)%
Year ended 7/31/08                                 (3.66)         $  16.86     (18.25)%
Year ended 7/31/07                                 (4.36)         $  24.32      17.67%
Year ended 7/31/06                                 (2.21)         $  24.59       7.33%
Year ended 7/31/05                                 (1.38)         $  25.09      21.24%
---------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL
   SHARES
Year ended 7/31/09                                 (0.41)         $   8.55     (21.78)%
Year ended 7/31/08                                 (1.13)         $  11.48     (13.52)%
Year ended 7/31/07                                 (2.35)         $  14.39      14.52%@
Year ended 7/31/06                                 (1.64)         $  14.72       9.29%
Year ended 7/31/05                                 (0.57)         $  15.08      16.07%
---------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Year ended 7/31/09                                 (0.39)         $   8.52     (22.02)%
Year ended 7/31/08                                 (1.09)         $  11.44     (13.67)%
Year ended 7/31/07                                 (2.31)         $  14.35      14.13%@
Year ended 7/31/06                                 (1.60)         $  14.69       9.05%
Year ended 7/31/05                                 (0.53)         $  15.05      15.74%
---------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Year ended 7/31/09                                 (0.33)         $   8.62     (22.52)%
Year ended 7/31/08                                 (0.99)         $  11.57     (14.40)%
Year ended 7/31/07                                 (2.20)         $  14.49      13.38%@
Year ended 7/31/06                                 (1.50)         $  14.81       8.22%
Year ended 7/31/05                                 (0.43)         $  15.17      14.85%
---------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Year ended 7/31/09                                 (0.33)         $   8.42     (22.55)%
Year ended 7/31/08                                 (0.99)         $  11.32     (14.40)%
Year ended 7/31/07                                 (2.20)         $  14.21      13.34%@
Year ended 7/31/06                                 (1.50)         $  14.56       8.21%
Year ended 7/31/05                                 (0.43)         $  14.94      14.96%
---------------------------------------------------------------------------------------

                                                                   RATIOS/SUPPLEMENTAL DATA
                                               ----------------------------------------------------------------
                                                           RATIOS OF     RATIOS OF
                                                  NET       EXPENSES     EXPENSES    RATIOS OF NET
                                                ASSETS,        TO           TO        INVESTMENT
                                                END OF      AVERAGE       AVERAGE       INCOME       PORTFOLIO
                                                PERIOD        NET           NET        TO AVERAGE     TURNOVER
                                                (000'S)    ASSETS (a)   ASSETS (b)     NET ASSETS     RATE (d)
---------------------------------------------------------------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/09                             $  93,858      1.40%       1.16%          2.00%          42%
Year ended 7/31/08                             $ 165,714      1.34%       1.19%          1.43%          43%
Year ended 7/31/07                             $ 223,709      1.31%       1.22%          1.40%          23%
Year ended 7/31/06                             $ 226,189      1.31%       1.29%          0.99%          40%
Year ended 7/31/05                             $ 270,131      1.30%       1.30%          0.41%          24%
---------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS A SHARES
Year ended 7/31/09                             $  33,491      1.65%       1.41%          1.72%          42%
Year ended 7/31/08                             $  52,999      1.59%       1.44%          1.19%          43%
Year ended 7/31/07                             $  44,717      1.56%       1.47%          1.14%          23%
Year ended 7/31/06                             $  38,714      1.56%       1.54%          0.74%          40%
Year ended 7/31/05                             $  39,433      1.55%       1.55%          0.15%          24%
---------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS B SHARES
Year ended 7/31/09                             $   8,991      2.40%       2.16%          0.99%          42%
Year ended 7/31/08                             $  15,431      2.34%       2.19%          0.43%          43%
Year ended 7/31/07                             $  23,974      2.31%       2.22%          0.40%          23%
Year ended 7/31/06                             $  21,679      2.31%       2.29%         (0.01)%         40%
Year ended 7/31/05                             $  22,278      2.30%       2.30%         (0.60)%         24%
---------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS C SHARES
Year ended 7/31/09                             $   5,102      2.39%       2.16%          0.98%          42%
Year ended 7/31/08                             $   8,647      2.34%       2.19%          0.43%          43%
Year ended 7/31/07                             $   8,150      2.31%       2.22%          0.40%          23%
Year ended 7/31/06                             $   4,455      2.31%       2.29%         (0.01)%         40%
Year ended 7/31/05                             $   4,553      2.30%       2.30%         (0.58)%         24%
---------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL
   SHARES
Year ended 7/31/09                             $ 308,345      1.07%       0.98%          2.58%          58%
Year ended 7/31/08                             $ 487,006      1.08%       1.01%          1.88%          47%
Year ended 7/31/07                             $ 649,497      1.07%       1.03%          1.50%          49%
Year ended 7/31/06                             $ 581,507      1.07%       1.07%          1.40%          57%
Year ended 7/31/05                             $ 574,251      1.07%       1.07%          1.27%          31%
---------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Year ended 7/31/09                             $  11,024      1.32%       1.23%          2.32%          58%
Year ended 7/31/08                             $  17,759      1.33%       1.26%          1.63%          47%
Year ended 7/31/07                             $  29,725      1.32%       1.27%          1.24%          49%
Year ended 7/31/06                             $  22,968      1.32%       1.32%          1.16%          57%
Year ended 7/31/05                             $  24,805      1.32%       1.32%          1.01%          31%
---------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Year ended 7/31/09                             $   1,991      2.07%       1.98%          1.61%          58%
Year ended 7/31/08                             $   3,932      2.08%       2.01%          0.88%          47%
Year ended 7/31/07                             $   5,872      2.07%       2.03%          0.50%          49%
Year ended 7/31/06                             $   5,783      2.07%       2.07%          0.40%          57%
Year ended 7/31/05                             $   5,739      2.07%       2.07%          0.26%          31%
---------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Year ended 7/31/09                             $     778      2.07%       1.98%          1.59%          58%
Year ended 7/31/08                             $   1,756      2.08%       2.01%          0.88%          47%
Year ended 7/31/07                             $   2,533      2.07%       2.02%          0.50%          49%
Year ended 7/31/06                             $   2,227      2.07%       2.07%          0.41%          57%
Year ended 7/31/05                             $   2,313      2.07%       2.07%          0.26%          31%
---------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                                RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                             -------------------------------                 ---------------------
                                                                               NET REALIZED
                                                                                    AND
                                                                                UNREALIZED      CHANGE IN
                                                 NET ASSET                    GAINS/(LOSSES)    NET ASSETS
                                                   VALUE,         NET              FROM         RESULTING       NET          NET
                                                 BEGINNING     INVESTMENT       INVESTMENTS        FROM      INVESTMENT   REALIZED
                                                 OF PERIOD   INCOME/(LOSS)     TRANSACTIONS     OPERATIONS     INCOME       GAINS
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES
Year ended 7/31/09                               $   14.66       0.17(x)          (5.53)          (5.36)        (0.25)         --
Year ended 7/31/08                               $   16.95       0.14(x)          (2.22)          (2.08)        (0.13)      (0.08)
Year ended 7/31/07                               $   15.16       0.17(x)           1.80            1.97         (0.12)      (0.06)
Year ended 7/31/06                               $   14.61       0.17              0.72            0.89         (0.16)      (0.18)
Year ended 7/31/05                               $   13.20       0.18              1.76            1.94         (0.18)      (0.35)
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES
Year ended 7/31/09                               $   14.45       0.15(x)          (5.43)          (5.28)        (0.23)         --
Year ended 7/31/08                               $   16.71       0.10(x)          (2.20)          (2.10)        (0.08)      (0.08)
Year ended 7/31/07                               $   14.96       0.12(x)           1.78            1.90         (0.09)      (0.06)
Year ended 7/31/06                               $   14.42       0.13              0.71            0.84         (0.12)      (0.18)
Year ended 7/31/05                               $   13.04       0.14              1.73            1.87         (0.14)      (0.35)
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES
Year ended 7/31/09                               $   14.41       0.07(x)          (5.44)          (5.37)        (0.16)         --
Year ended 7/31/08                               $   16.69      (0.02)(x)         (2.18)          (2.20)           --       (0.08)
Year ended 7/31/07                               $   14.98         --(x)           1.78            1.78         (0.01)      (0.06)
Year ended 7/31/06                               $   14.46       0.01              0.72            0.73         (0.03)      (0.18)
Year ended 7/31/05                               $   13.08       0.04              1.74            1.78         (0.05)      (0.35)
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES
Year ended 7/31/09                               $   14.41       0.10(x)          (5.45)          (5.35)        (0.15)         --
Year ended 7/31/08                               $   16.70      (0.02)(x)         (2.19)          (2.21)           --       (0.08)
Year ended 7/31/07                               $   14.98         --(x)           1.79            1.79         (0.01)      (0.06)
Year ended 7/31/06                               $   14.46       0.01              0.72            0.73         (0.03)      (0.18)
Year ended 7/31/05                               $   13.08       0.03              1.74            1.77         (0.04)      (0.35)
----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   NET        TOTAL
                                                                  TOTAL           ASSET       RETURN
                                                                DIVIDENDS        VALUE,     (EXCLUDES
                                                                   AND           END OF       SALES
                                                              DISTRIBUTIONS      PERIOD      CHARGE)
-----------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES
Year ended 7/31/09                                                (0.25)       $     9.05    (36.73)%
Year ended 7/31/08                                                (0.21)       $    14.66    (12.31)%
Year ended 7/31/07                                                (0.18)       $    16.95     12.94%
Year ended 7/31/06                                                (0.34)       $    15.16      6.12%
Year ended 7/31/05                                                (0.53)       $    14.61     14.92%
-----------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES
Year ended 7/31/09                                                (0.23)       $     8.94    (36.73)%
Year ended 7/31/08                                                (0.16)       $    14.45    (12.65)%
Year ended 7/31/07                                                (0.15)       $    16.71     12.70%
Year ended 7/31/06                                                (0.30)       $    14.96      5.84%
Year ended 7/31/05                                                (0.49)       $    14.42     14.58%
-----------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES
Year ended 7/31/09                                                (0.16)       $     8.88    (37.43)%
Year ended 7/31/08                                                (0.08)       $    14.41    (13.24)%
Year ended 7/31/07                                                (0.07)       $    16.69     11.86%
Year ended 7/31/06                                                (0.21)       $    14.98      5.07%
Year ended 7/31/05                                                (0.40)       $    14.46     13.67%
-----------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES
Year ended 7/31/09                                                (0.15)       $     8.91    (37.34)%
Year ended 7/31/08                                                (0.08)       $    14.41    (13.29)%
Year ended 7/31/07                                                (0.07)       $    16.70     11.93%
Year ended 7/31/06                                                (0.21)       $    14.98      5.07%
Year ended 7/31/05                                                (0.39)       $    14.46     13.73%
-----------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTAL DATA
                                                    ----------------------------------------------------------------------
                                                                     RATIOS OF       RATIOS OF
                                                       NET            EXPENSES       EXPENSES    RATIOS OF NET
                                                      ASSETS,            TO             TO        INVESTMENT
                                                      END OF          AVERAGE         AVERAGE       INCOME       PORTFOLIO
                                                      PERIOD            NET             NET       TO AVERAGE      TURNOVER
                                                     (000'S)         ASSETS (a)     ASSETS (b)    NET ASSETS      RATE (d)
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES
Year ended 7/31/09                                  $   72,778       2.08%(o)!       1.71%(o)!       1.71%          188%
Year ended 7/31/08                                  $  133,506       1.76%(o)        1.51%(o)        0.89%          147%
Year ended 7/31/07                                  $  180,126       1.02%(o)        0.92%(o)        0.99%          141%
Year ended 7/31/06                                  $  166,510       1.03%           0.92%           1.09%          126%
Year ended 7/31/05                                  $  169,723       1.05%           0.92%           1.17%          102%
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES
Year ended 7/31/09                                  $    5,648       2.29%(o)!       1.93%(o)!       1.50%          188%
Year ended 7/31/08                                  $   12,505       2.01%(o)        1.76%(o)        0.63%          147%
Year ended 7/31/07                                  $   18,972       1.27%(o)        1.17%(o)        0.75%          141%
Year ended 7/31/06                                  $   20,923       1.27%           1.17%           0.85%          126%
Year ended 7/31/05                                  $   24,026       1.31%           1.17%           0.99%          102%
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES
Year ended 7/31/09                                  $      347       3.05%(o)!       2.70%(o)!       0.75%          188%
Year ended 7/31/08                                  $      723       2.76%(o)        2.51%(o)       (0.11)%         147%
Year ended 7/31/07                                  $    1,044       2.03%(o)        1.92%(o)       (0.01)%         141%
Year ended 7/31/06                                  $      953       2.03%           1.92%           0.09%          126%
Year ended 7/31/05                                  $    1,007       2.06%           1.92%           0.18%          102%
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES
Year ended 7/31/09                                  $       22       2.81%(o)!       2.50%(o)!       1.05%          188%
Year ended 7/31/08                                  $       75       2.76%(o)        2.51%(o)       (0.11)%         147%
Year ended 7/31/07                                  $      125       2.03%(o)        1.92%(o)       (0.02)%         141%
Year ended 7/31/06                                  $      112       2.02%           1.92%           0.13%          126%
Year ended 7/31/05                                  $      193       2.06%           1.92%           0.21%          102%
--------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                                    RESULTING FROM OPERATIONS                  DISTRIBUTIONS FROM
                                                                   ----------------------------               ---------------------
                                                                                  NET REALIZED
                                                                                      AND
                                                                                   UNREALIZED     CHANGE IN
                                                      NET ASSET                  GAINS/(LOSSES)  NET ASSETS
                                                       VALUE,           NET           FROM        RESULTING       NET         NET
                                                      BEGINNING      INVESTMENT   INVESTMENTS       FROM      INVESTMENT   REALIZED
                                                      OF PERIOD    INCOME/(LOSS)  TRANSACTIONS   OPERATIONS     INCOME       GAINS
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Year ended 7/31/09                                    $    24.05       0.44(x)       (5.24)         (4.80)      (0.49)        --
Year ended 7/31/08                                    $    27.60       0.52(x)       (3.58)         (3.06)      (0.49)        --
Year ended 7/31/07                                    $    24.24       0.50(x)        3.35           3.85       (0.49)        --
Year ended 7/31/06                                    $    23.46       0.42(x)        0.79           1.21       (0.43)        --
Year ended 7/31/05                                    $    21.01       0.44(x)        2.45           2.89       (0.44)        --
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Year ended 7/31/09                                    $    23.97       0.40(x)       (5.22)         (4.82)      (0.45)        --
Year ended 7/31/08                                    $    27.51       0.46(x)       (3.58)         (3.12)      (0.42)        --
Year ended 7/31/07                                    $    24.16       0.43(x)        3.34           3.77       (0.42)        --
Year ended 7/31/06                                    $    23.38       0.36(x)        0.80           1.16       (0.38)        --
Year ended 7/31/05                                    $    20.94       0.37(x)        2.46           2.83       (0.39)        --
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Year ended 7/31/09                                    $    23.84       0.26(x)       (5.19)         (4.93)      (0.33)        --
Year ended 7/31/08                                    $    27.34       0.26(x)       (3.56)         (3.30)      (0.20)        --
Year ended 7/31/07                                    $    24.01       0.22(x)        3.33           3.55       (0.22)        --
Year ended 7/31/06                                    $    23.24       0.18(x)        0.79           0.97       (0.20)        --
Year ended 7/31/05                                    $    20.83       0.20(x)        2.44           2.64       (0.23)        --
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Year ended 7/31/09                                    $    23.86       0.26(x)       (5.20)         (4.94)      (0.33)        --
Year ended 7/31/08                                    $    27.37       0.26(x)       (3.57)         (3.31)      (0.20)        --
Year ended 7/31/07                                    $    24.03       0.22(x)        3.34           3.56       (0.22)        --
Year ended 7/31/06                                    $    23.26       0.18(x)        0.78           0.96       (0.19)        --
Year ended 7/31/05                                    $    20.84       0.20(x)        2.44           2.64       (0.22)        --
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
Year ended 7/31/09                                    $    24.05       0.42(x)       (5.23)         (4.81)      (0.48)        --
Year ended 7/31/08                                    $    27.59       0.50(x)       (3.58)         (3.08)      (0.46)        --
Year ended 7/31/07                                    $    24.23       0.47(x)        3.35           3.82       (0.46)        --
Year ended 7/31/06                                    $    23.45       0.40(x)        0.80           1.20       (0.42)        --
Year ended 7/31/05                                    $    21.00       0.41(x)        2.47           2.88       (0.43)        --
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
Year ended 7/31/09                                    $    24.05       0.42(x)       (5.25)         (4.83)      (0.46)        --
Year ended 7/31/08                                    $    27.59       0.48(x)       (3.58)         (3.10)      (0.44)        --
Year ended 7/31/07                                    $    24.23       0.45(x)        3.37           3.82       (0.46)        --
Year ended 7/31/06                                    $    23.45       0.39(x)        0.79           1.18       (0.40)        --
Year ended 7/31/05                                    $    21.01       0.43(x)        2.41           2.84       (0.40)        --
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
Year ended 7/31/09                                    $    24.05       0.41(x)       (5.25)         (4.84)      (0.45)        --
Year ended 7/31/08                                    $    27.60       0.46(x)       (3.60)         (3.14)      (0.41)        --
Year ended 7/31/07                                    $    24.23       0.43(x)        3.36           3.79       (0.42)        --
Year ended 7/31/06                                    $    23.45       0.36(x)        0.79           1.15       (0.37)        --
Year ended 7/31/05                                    $    21.01       0.37(x)        2.46           2.83       (0.39)        --
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             NET        TOTAL
                                                             TOTAL          ASSET      RETURN
                                                           DIVIDENDS       VALUE,    (EXCLUDES
                                                              AND          END OF      SALES
                                                         DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Year ended 7/31/09                                          (0.49)       $   18.76     (19.89)%
Year ended 7/31/08                                          (0.49)       $   24.05     (11.27)%
Year ended 7/31/07                                          (0.49)       $   27.60      15.92%
Year ended 7/31/06                                          (0.43)       $   24.24       5.21%
Year ended 7/31/05                                          (0.44)       $   23.46      13.86%
-----------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Year ended 7/31/09                                          (0.45)       $   18.70     (20.05)%
Year ended 7/31/08                                          (0.42)       $   23.97     (11.51)%
Year ended 7/31/07                                          (0.42)       $   27.51      15.65%
Year ended 7/31/06                                          (0.38)       $   24.16       4.97%
Year ended 7/31/05                                          (0.39)       $   23.38      13.58%
-----------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Year ended 7/31/09                                          (0.33)       $   18.58     (20.68)%
Year ended 7/31/08                                          (0.20)       $   23.84     (12.15)%
Year ended 7/31/07                                          (0.22)       $   27.34      14.79%
Year ended 7/31/06                                          (0.20)       $   24.01       4.17%
Year ended 7/31/05                                          (0.23)       $   23.24      12.74%
-----------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Year ended 7/31/09                                          (0.33)       $   18.59     (20.69)%
Year ended 7/31/08                                          (0.20)       $   23.86     (12.17)%
Year ended 7/31/07                                          (0.22)       $   27.37      14.81%
Year ended 7/31/06                                          (0.19)       $   24.03       4.15%
Year ended 7/31/05                                          (0.22)       $   23.26      12.72%
-----------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
Year ended 7/31/09                                          (0.48)       $   18.76     (19.95)%
Year ended 7/31/08                                          (0.46)       $   24.05     (11.32)%
Year ended 7/31/07                                          (0.46)       $   27.59      15.83%
Year ended 7/31/06                                          (0.42)       $   24.23       5.13%
Year ended 7/31/05                                          (0.43)       $   23.45      13.79%
-----------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
Year ended 7/31/09                                          (0.46)       $   18.76     (20.04)%
Year ended 7/31/08                                          (0.44)       $   24.05     (11.38)%
Year ended 7/31/07                                          (0.46)       $   27.59      15.76%
Year ended 7/31/06                                          (0.40)       $   24.23       5.06%
Year ended 7/31/05                                          (0.40)       $   23.45      13.62%
-----------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
Year ended 7/31/09                                          (0.45)       $   18.76     (20.08)%
Year ended 7/31/08                                          (0.41)       $   24.05     (11.51)%
Year ended 7/31/07                                          (0.42)       $   27.60      15.69%
Year ended 7/31/06                                          (0.37)       $   24.23       4.95%
Year ended 7/31/05                                          (0.39)       $   23.45      13.53%
-----------------------------------------------------------------------------------------------

                                                             RATIOS/SUPPLEMENTAL DATA
                                    --------------------------------------------------------------------
                                                    RATIOS OF    RATIOS OF
                                         NET        EXPENSES     EXPENSES     RATIOS OF NET
                                       ASSETS,         TO           TO         INVESTMENT
                                       END OF       AVERAGE      AVERAGE         INCOME       PORTFOLIO
                                       PERIOD         NET          NET         TO AVERAGE      TURNOVER
                                       (000'S)      ASSETS (a)   ASSETS (b)     NET ASSETS      RATE (d)
--------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Year ended 7/31/09                  $     141,566     0.62%        0.19%          2.47%            7%
Year ended 7/31/08                  $     169,016     0.60%        0.19%          1.97%            4%
Year ended 7/31/07                  $     193,180     0.61%        0.19%          1.84%            4%
Year ended 7/31/06                  $     184,177     0.60%        0.19%          1.75%            6%
Year ended 7/31/05                  $     168,279     0.62%        0.19%          1.97%            4%
--------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Year ended 7/31/09                  $      41,527     0.87%        0.44%          2.22%            7%
Year ended 7/31/08                  $      55,640     0.85%        0.44%          1.71%            4%
Year ended 7/31/07                  $      65,640     0.86%        0.44%          1.59%            4%
Year ended 7/31/06                  $      65,204     0.85%        0.44%          1.52%            6%
Year ended 7/31/05                  $      70,261     0.87%        0.44%          1.69%            4%
--------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Year ended 7/31/09                  $       1,989     1.62%        1.19%          1.49%            7%
Year ended 7/31/08                  $       3,029     1.60%        1.19%          0.97%            4%
Year ended 7/31/07                  $       3,961     1.61%        1.19%          0.84%            4%
Year ended 7/31/06                  $       4,229     1.60%        1.19%          0.76%            6%
Year ended 7/31/05                  $       4,399     1.63%        1.19%          0.93%            4%
--------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Year ended 7/31/09                  $       1,452     1.62%        1.19%          1.46%            7%
Year ended 7/31/08                  $       1,876     1.60%        1.19%          0.97%            4%
Year ended 7/31/07                  $       2,223     1.61%        1.19%          0.83%            4%
Year ended 7/31/06                  $       1,998     1.60%        1.19%          0.77%            6%
Year ended 7/31/05                  $       2,301     1.63%        1.19%          0.90%            4%
--------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
Year ended 7/31/09                  $       9,732     0.70%        0.27%          2.38%            7%
Year ended 7/31/08                  $      11,175     0.68%        0.27%          1.87%            4%
Year ended 7/31/07                  $      17,852     0.69%        0.27%          1.76%            4%
Year ended 7/31/06                  $      17,558     0.68%        0.27%          1.67%            6%
Year ended 7/31/05                  $      18,690     0.71%        0.27%          1.83%            4%
--------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
Year ended 7/31/09                  $      43,098     0.77%        0.34%          2.33%            7%
Year ended 7/31/08                  $      56,847     0.75%        0.34%          1.81%            4%
Year ended 7/31/07                  $      69,251     0.76%        0.34%          1.68%            4%
Year ended 7/31/06                  $      64,939     0.75%        0.34%          1.62%            6%
Year ended 7/31/05                  $      78,132     0.77%        0.34%          1.98%            4%
--------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
Year ended 7/31/09                  $      27,411     0.87%        0.44%          2.24%            7%
Year ended 7/31/08                  $      53,924     0.85%        0.44%          1.72%            4%
Year ended 7/31/07                  $      68,661     0.86%        0.44%          1.59%            4%
Year ended 7/31/06                  $      67,747     0.85%        0.44%          1.52%            6%
Year ended 7/31/05                  $      76,295     0.87%        0.44%          1.69%            4%
--------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  CHANGE IN NET ASSETS                      LESS DIVIDENDS AND
                                                               RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                             ------------------------------                ---------------------
                                                                              NET REALIZED
                                                                                   AND
                                                                               UNREALIZED     CHANGE IN
                                                 NET ASSET                   GAINS/(LOSSES)   NET ASSETS
                                                   VALUE,         NET             FROM        RESULTING       NET          NET
                                                 BEGINNING    INVESTMENT       INVESTMENTS       FROM      INVESTMENT   REALIZED
                                                 OF PERIOD   INCOME/(LOSS)    TRANSACTIONS    OPERATIONS     INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Year ended 7/31/09                               $   12.24       0.22(x)          (3.59)         (3.37)       (0.19)      (1.43)
Year ended 7/31/08                               $   15.55       0.45(x)          (2.30)         (1.85)       (0.46)      (1.00)
Year ended 7/31/07                               $   12.83       0.18(x)@          2.92           3.10        (0.11)      (0.27)
Year ended 7/31/06                               $   10.79       0.15(x)           2.37           2.52        (0.20)      (0.28)
Year ended 7/31/05                               $    9.32       0.13              1.54           1.67        (0.20)         --
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Year ended 7/31/09                               $   12.23       0.20(x)          (3.59)         (3.39)       (0.17)      (1.43)
Year ended 7/31/08                               $   15.54       0.40(x)          (2.28)         (1.88)       (0.43)      (1.00)
Year ended 7/31/07                               $   12.84       0.15(x)@          2.92           3.07        (0.10)      (0.27)
Year ended 7/31/06                               $   10.80       0.13(x)           2.36           2.49        (0.17)      (0.28)
Year ended 7/31/05                               $    9.33       0.10              1.54           1.64        (0.17)         --
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Year ended 7/31/09                               $   11.95       0.14(x)          (3.48)         (3.34)       (0.09)      (1.43)
Year ended 7/31/08                               $   15.21       0.29(x)          (2.23)         (1.94)       (0.32)      (1.00)
Year ended 7/31/07                               $   12.64       0.04(x)@          2.86           2.90        (0.06)      (0.27)
Year ended 7/31/06                               $   10.66       0.04(x)           2.32           2.36        (0.10)      (0.28)
Year ended 7/31/05                               $    9.23       0.02              1.52           1.54        (0.11)         --
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Year ended 7/31/09                               $   11.61       0.14(x)          (3.42)         (3.28)       (0.11)      (1.43)
Year ended 7/31/08                               $   14.81       0.30(x)          (2.18)         (1.88)       (0.32)      (1.00)
Year ended 7/31/07                               $   12.31       0.02(x)@          2.81           2.83        (0.06)      (0.27)
Year ended 7/31/06                               $   10.39       0.03(x)           2.28           2.31        (0.11)      (0.28)
Year ended 7/31/05                               $    8.99       0.02              1.49           1.51        (0.11)         --
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Year ended 7/31/09                               $    9.38       0.57(x)          (0.38)          0.19        (0.61)      (0.01)
Year ended 7/31/08                               $   11.18       0.55(x)          (1.41)         (0.85)       (0.61)      (0.33)
Year ended 7/31/07                               $   11.28       0.55(x)           0.01           0.56        (0.55)      (0.11)
Year ended 7/31/06                               $   11.54       0.52(x)          (0.23)          0.29        (0.52)      (0.03)
Year ended 7/31/05                               $   11.15       0.51              0.39           0.90        (0.50)      (0.01)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Year ended 7/31/09                               $    9.36       0.56(x)          (0.39)          0.17        (0.59)      (0.01)
Year ended 7/31/08                               $   11.15       0.53(x)          (1.41)         (0.87)       (0.58)      (0.33)
Year ended 7/31/07                               $   11.25       0.52(x)           0.02           0.54        (0.52)      (0.12)
Year ended 7/31/06                               $   11.51       0.48(x)          (0.22)          0.26        (0.49)      (0.03)
Year ended 7/31/05                               $   11.12       0.49              0.38           0.87        (0.47)      (0.01)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Year ended 7/31/09                               $    9.36       0.50(x)          (0.38)          0.12        (0.54)      (0.01)
Year ended 7/31/08                               $   11.15       0.45(x)          (1.41)         (0.96)       (0.50)      (0.33)
Year ended 7/31/07                               $   11.25       0.43(x)           0.02           0.45        (0.44)      (0.11)
Year ended 7/31/06                               $   11.51       0.40(x)          (0.23)          0.17        (0.40)      (0.03)
Year ended 7/31/05                               $   11.12       0.40              0.39           0.79        (0.39)      (0.01)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Year ended 7/31/09                               $    9.29       0.49(x)          (0.38)          0.11        (0.54)      (0.01)
Year ended 7/31/08                               $   11.07       0.45(x)          (1.40)         (0.95)       (0.50)      (0.33)
Year ended 7/31/07                               $   11.17       0.43(x)           0.02           0.45        (0.44)      (0.11)
Year ended 7/31/06                               $   11.43       0.40(x)          (0.23)          0.17        (0.40)      (0.03)
Year ended 7/31/05                               $   11.05       0.39              0.39           0.78        (0.39)      (0.01)
--------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   NET        TOTAL
                                                   TOTAL          ASSET       RETURN
                                                 DIVIDENDS       VALUE,     (EXCLUDES
                                                    AND          END OF       SALES
                                               DISTRIBUTIONS     PERIOD      CHARGE)
-------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Year ended 7/31/09                                 (1.62)      $     7.25   (24.36)%
Year ended 7/31/08                                 (1.46)      $    12.24   (13.56)%
Year ended 7/31/07                                 (0.38)      $    15.55    24.57%@
Year ended 7/31/06                                 (0.48)      $    12.83    23.86%
Year ended 7/31/05                                 (0.20)      $    10.79    17.99%
-------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Year ended 7/31/09                                 (1.60)      $     7.24   (24.64)%
Year ended 7/31/08                                 (1.43)      $    12.23   (13.81)%
Year ended 7/31/07                                 (0.37)      $    15.54    24.35%@
Year ended 7/31/06                                 (0.45)      $    12.84    23.53%
Year ended 7/31/05                                 (0.17)      $    10.80    17.79%
-------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Year ended 7/31/09                                 (1.52)      $     7.09   (25.00)%
Year ended 7/31/08                                 (1.32)      $    11.95   (14.45)%
Year ended 7/31/07                                 (0.33)      $    15.21    23.36%@
Year ended 7/31/06                                 (0.38)      $    12.64    22.59%
Year ended 7/31/05                                 (0.11)      $    10.66    16.76%
-------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Year ended 7/31/09                                 (1.54)      $     6.79   (25.18)%
Year ended 7/31/08                                 (1.32)      $    11.61   (14.43)%
Year ended 7/31/07                                 (0.33)      $    14.81    23.40%@
Year ended 7/31/06                                 (0.39)      $    12.31    22.61%
Year ended 7/31/05                                 (0.11)      $    10.39    16.83%
-------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Year ended 7/31/09                                 (0.62)      $     8.95     3.38%
Year ended 7/31/08                                 (0.94)      $     9.38    (8.30)%
Year ended 7/31/07                                 (0.66)      $    11.18     4.97%
Year ended 7/31/06                                 (0.55)      $    11.28     2.61%
Year ended 7/31/05                                 (0.51)      $    11.54     8.21%
-------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Year ended 7/31/09                                 (0.60)      $     8.93     3.02%
Year ended 7/31/08                                 (0.91)      $     9.36    (8.46)%
Year ended 7/31/07                                 (0.64)      $    11.15     4.72%
Year ended 7/31/06                                 (0.52)      $    11.25     2.36%
Year ended 7/31/05                                 (0.48)      $    11.51     7.96%
-------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Year ended 7/31/09                                 (0.55)      $     8.93     2.26%
Year ended 7/31/08                                 (0.83)      $     9.36    (9.15)%
Year ended 7/31/07                                 (0.55)      $    11.15     3.94%
Year ended 7/31/06                                 (0.43)      $    11.25     1.60%
Year ended 7/31/05                                 (0.40)      $    11.51     7.16%
-------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Year ended 7/31/09                                 (0.55)      $     8.85     2.29%
Year ended 7/31/08                                 (0.83)      $     9.29    (9.12)%
Year ended 7/31/07                                 (0.55)      $    11.07     3.98%
Year ended 7/31/06                                 (0.43)      $    11.17     1.62%
Year ended 7/31/05                                 (0.40)      $    11.43     7.12%
-------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTAL DATA
                                                    ------------------------------------------------------------------
                                                                  RATIOS OF    RATIOS OF
                                                         NET       EXPENSES     EXPENSES    RATIOS OF NET
                                                       ASSETS,        TO           TO        INVESTMENT
                                                       END OF       AVERAGE      AVERAGE       INCOME       PORTFOLIO
                                                       PERIOD         NET          NET       TO AVERAGE      TURNOVER
                                                       000'S)      ASSETS (a)   ASSETS (b)    NET ASSETS      RATE (d)
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Year ended 7/31/09                                  $   233,968        1.34%       1.22%~       3.01%          104%
Year ended 7/31/08                                  $   420,993        1.36%       1.26%        3.13%          155%
Year ended 7/31/07                                  $   469,183        1.36%       1.35%        1.29%           20%
Year ended 7/31/06                                  $   434,572        1.37%       1.35%        1.24%           23%
Year ended 7/31/05                                  $   282,476        1.39%       1.35%        1.15%           21%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Year ended 7/31/09                                  $    11,754        1.59%       1.47%~       2.74%          104%
Year ended 7/31/08                                  $    20,160        1.60%       1.50%        2.80%          155%
Year ended 7/31/07                                  $    21,533        1.61%       1.60%        1.06%           20%
Year ended 7/31/06                                  $    27,725        1.62%       1.60%        1.03%           23%
Year ended 7/31/05                                  $    20,509        1.64%       1.60%        0.88%           21%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Year ended 7/31/09                                  $       978        2.34%       2.22%~       1.99%          104%
Year ended 7/31/08                                  $     2,177        2.36%       2.26%        2.10%          155%
Year ended 7/31/07                                  $     2,677        2.35%       2.35%        0.32%           20%
Year ended 7/31/06                                  $     2,060        2.37%       2.35%        0.32%           23%
Year ended 7/31/05                                  $     1,280        2.39%       2.35%        0.23%           21%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Year ended 7/31/09                                  $       378        2.34%       2.22%~       2.01%          104%
Year ended 7/31/08                                  $       721        2.36%       2.26%        2.19%          155%
Year ended 7/31/07                                  $       878        2.35%       2.35%        0.16%           20%
Year ended 7/31/06                                  $     1,139        2.37%       2.35%        0.29%           23%
Year ended 7/31/05                                  $       962        2.39%       2.35%        0.26%           21%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Year ended 7/31/09                                  $    59,493        1.40%       0.93%        7.29%           32%
Year ended 7/31/08                                  $    90,639        1.35%       0.96%        5.28%           32%
Year ended 7/31/07                                  $   116,454        1.34%       1.06%        4.75%           18%
Year ended 7/31/06                                  $   107,130        1.34%       1.31%        4.56%            8%
Year ended 7/31/05                                  $    97,921        1.36%       1.36%        4.47%           17%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Year ended 7/31/09                                  $    13,406        1.65%       1.18%        7.05%           32%
Year ended 7/31/08                                  $    14,768        1.60%       1.21%        5.21%           32%
Year ended 7/31/07                                  $     4,904        1.59%       1.31%        4.49%           18%
Year ended 7/31/06                                  $     4,429        1.59%       1.56%        4.30%            8%
Year ended 7/31/05                                  $     4,423        1.62%       1.62%        4.25%           17%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Year ended 7/31/09                                  $       767        2.40%       1.93%        6.31%           32%
Year ended 7/31/08                                  $       979        2.35%       1.96%        4.27%           32%
Year ended 7/31/07                                  $     1,528        2.34%       2.05%        3.76%           18%
Year ended 7/31/06                                  $     1,588        2.34%       2.31%        3.57%            8%
Year ended 7/31/05                                  $     1,909        2.37%       2.37%        3.49%           17%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Year ended 7/31/09                                  $     8,468        2.40%       1.93%        6.32%           32%
Year ended 7/31/08                                  $     9,780        2.35%       1.96%        4.26%           32%
Year ended 7/31/07                                  $    15,676        2.34%       2.06%        3.75%           18%
Year ended 7/31/06                                  $    20,019        2.34%       2.32%        3.53%            8%
Year ended 7/31/05                                  $    29,176        2.35%       2.35%        3.47%           17%
----------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       CHANGE IN NET ASSETS                     LESS DIVIDENDS AND
                                                                    RESULTING FROM OPERATIONS                   DISTRIBUTIONS FROM
                                                                   ----------------------------               ---------------------
                                                                                  NET REALIZED
                                                                                      AND
                                                                                   UNREALIZED    CHANGE IN
                                                       NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                         VALUE,         NET           FROM       RESULTING       NET         NET
                                                       BEGINNING     INVESTMENT   INVESTMENTS       FROM      INVESTMENT   REALIZED
                                                       OF PERIOD   INCOME/(LOSS)  TRANSACTIONS   OPERATIONS     INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                     $   13.57       0.20#(x)     (3.55)#        (3.35)       (0.24)      (1.25)
Year ended 7/31/08                                     $   16.58       0.20#(x)     (1.56)#        (1.36)       (0.49)      (1.16)
Year ended 7/31/07                                     $   14.58       0.14#(x)      2.39#          2.53        (0.12)      (0.41)
Year ended 7/31/06                                     $   14.36       0.21#         0.52#          0.73        (0.20)      (0.31)
Year ended 7/31/05                                     $   12.49       0.16#         1.94#          2.10        (0.15)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/09                                     $   13.49       0.17#(x)     (3.52)#        (3.35)       (0.22)      (1.25)
Year ended 7/31/08                                     $   16.51       0.18#(x)     (1.58)#        (1.40)       (0.46)      (1.16)
Year ended 7/31/07                                     $   14.53       0.10#(x)      2.38#          2.48        (0.09)      (0.41)
Year ended 7/31/06                                     $   14.32       0.17#         0.51#          0.68        (0.16)      (0.31)
Year ended 7/31/05                                     $   12.45       0.12#         1.95#          2.07        (0.12)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/09                                     $   13.12       0.11#(x)     (3.44)#        (3.33)       (0.16)      (1.25)
Year ended 7/31/08                                     $   16.11       0.06#(x)     (1.52)#        (1.46)       (0.37)      (1.16)
Year ended 7/31/07                                     $   14.24       (0.02)#(x)    2.33#          2.31        (0.02)      (0.42)
Year ended 7/31/06                                     $   14.08       0.06#         0.51#          0.57        (0.10)      (0.31)
Year ended 7/31/05                                     $   12.30       0.03#         1.90#          1.93        (0.07)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/09                                     $   13.11       0.11#(x)     (3.44)#        (3.33)       (0.16)      (1.25)
Year ended 7/31/08                                     $   16.11       0.05#(x)     (1.52)#        (1.47)       (0.37)      (1.16)
Year ended 7/31/07                                     $   14.24      (0.04)#(x)     2.35#          2.31        (0.03)      (0.41)
Year ended 7/31/06                                     $   14.08       0.06#         0.51#          0.57        (0.10)      (0.31)
Year ended 7/31/05                                     $   12.30       0.03#         1.90#          1.93        (0.07)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                     $   12.85       0.28#(x)     (2.71)#        (2.43)       (0.37)      (0.91)
Year ended 7/31/08                                     $   15.44       0.29#(x)     (1.32)#        (1.03)       (0.45)      (1.11)
Year ended 7/31/07                                     $   13.98       0.25#(x)      1.84#          2.09        (0.26)      (0.37)
Year ended 7/31/06                                     $   13.91       0.28#         0.34#          0.62        (0.28)      (0.27)
Year ended 7/31/05                                     $   12.48       0.22#         1.50#          1.72        (0.21)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/09                                     $   12.83       0.26#(x)     (2.72)#        (2.46)       (0.34)      (0.91)
Year ended 7/31/08                                     $   15.42       0.27#(x)     (1.34)#        (1.07)       (0.41)      (1.11)
Year ended 7/31/07                                     $   13.96       0.21#(x)      1.83#          2.04        (0.22)      (0.36)
Year ended 7/31/06                                     $   13.89       0.26#         0.33#          0.59        (0.25)      (0.27)
Year ended 7/31/05                                     $   12.47       0.19#         1.49#          1.68        (0.18)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/09                                     $   12.72       0.18#(x)     (2.69)#        (2.51)       (0.28)      (0.91)
Year ended 7/31/08                                     $   15.34       0.17#(x)     (1.33)#        (1.16)       (0.35)      (1.11)
Year ended 7/31/07                                     $   13.90       0.10#(x)      1.82#          1.92        (0.11)      (0.37)
Year ended 7/31/06                                     $   13.83       0.15#         0.34#          0.49        (0.15)      (0.27)
Year ended 7/31/05                                     $   12.42       0.09#         1.48#          1.57        (0.08)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/09                                     $   12.71       0.18#(x)     (2.67)#        (2.49)       (0.28)      (0.91)
Year ended 7/31/08                                     $   15.34       0.19#(x)     (1.36)#        (1.17)       (0.35)      (1.11)
Year ended 7/31/07                                     $   13.89       0.10#(x)      1.83#          1.93        (0.11)      (0.37)
Year ended 7/31/06                                     $   13.83       0.15#         0.33#          0.48        (0.15)      (0.27)
Year ended 7/31/05                                     $   12.41       0.09#         1.49#          1.58        (0.08)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           NET         TOTAL
                                                            TOTAL         ASSET        RETURN
                                                          DIVIDENDS       VALUE,     (EXCLUDES
                                                             AND          END OF       SALES
                                                        DISTRIBUTIONS     PERIOD      CHARGE)
----------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                         (1.49)       $     8.73    (22.95)%
Year ended 7/31/08                                         (1.65)       $    13.57     (9.45)%
Year ended 7/31/07                                         (0.53)       $    16.58     17.59%
Year ended 7/31/06                                         (0.51)       $    14.58      5.13%
Year ended 7/31/05                                         (0.23)       $    14.36     16.91%
----------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/09                                         (1.47)       $     8.67    (23.12)%
Year ended 7/31/08                                         (1.62)       $    13.49     (9.74)%
Year ended 7/31/07                                         (0.50)       $    16.51     17.29%
Year ended 7/31/06                                         (0.47)       $    14.53      4.80%
Year ended 7/31/05                                         (0.20)       $    14.32     16.59%
----------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/09                                         (1.41)       $     8.38    (23.68)%
Year ended 7/31/08                                         (1.53)       $    13.12    (10.41)%
Year ended 7/31/07                                         (0.44)       $    16.11     16.44%
Year ended 7/31/06                                         (0.41)       $    14.24      4.10%
Year ended 7/31/05                                         (0.15)       $    14.08     15.73%
----------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/09                                         (1.41)       $     8.37    (23.70)%
Year ended 7/31/08                                         (1.53)       $    13.11    (10.44)%
Year ended 7/31/07                                         (0.44)       $    16.11     16.45%
Year ended 7/31/06                                         (0.41)       $    14.24      4.11%
Year ended 7/31/05                                         (0.15)       $    14.08     15.80%
----------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                         (1.28)       $     9.14    (17.50)%
Year ended 7/31/08                                         (1.56)       $    12.85     (7.76)%
Year ended 7/31/07                                         (0.63)       $    15.44     15.16%
Year ended 7/31/06                                         (0.55)       $    13.98      4.60%
Year ended 7/31/05                                         (0.29)       $    13.91     13.87%
----------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/09                                         (1.25)       $     9.12    (17.73)%
Year ended 7/31/08                                         (1.52)       $    12.83     (7.95)%
Year ended 7/31/07                                         (0.58)       $    15.42     14.82%
Year ended 7/31/06                                         (0.52)       $    13.96      4.36%
Year ended 7/31/05                                         (0.26)       $    13.89     13.53%
----------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/09                                         (1.19)       $     9.02    (18.37)%
Year ended 7/31/08                                         (1.46)       $    12.72     (8.65)%
Year ended 7/31/07                                         (0.48)       $    15.34     13.97%
Year ended 7/31/06                                         (0.42)       $    13.90      3.63%
Year ended 7/31/05                                         (0.16)       $    13.83     12.68%
----------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/09                                         (1.19)       $     9.03    (18.28)%
Year ended 7/31/08                                         (1.46)       $    12.71     (8.73)%
Year ended 7/31/07                                         (0.48)       $    15.34     13.98%
Year ended 7/31/06                                         (0.42)       $    13.89      3.53%
Year ended 7/31/05                                         (0.16)       $    13.83     12.75%
----------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTAL DATA
                                                       -----------------------------------------------------------------
                                                                   RATIOS OF     RATIOS OF
                                                           NET      EXPENSES     EXPENSES    RATIOS OF NET
                                                         ASSETS,       TO           TO        INVESTMENT
                                                         END OF     AVERAGE       AVERAGE       INCOME         PORTFOLIO
                                                         PERIOD       NET           NET        TO AVERAGE      TURNOVER
                                                         (000'S)   ASSETS (a)   ASSETS (b)    NET ASSETS       RATE (d)
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                     $  76,770     0.56%         0.08%          2.21%           9%
Year ended 7/31/08                                     $ 107,929     0.49%         0.08%          1.31%          26%
Year ended 7/31/07                                     $ 119,437     0.49%         0.08%          0.87%          14%
Year ended 7/31/06                                     $ 101,365     0.48%         0.08%          1.38%          14%
Year ended 7/31/05                                     $  70,072     0.47%         0.08%          1.15%          35%
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/09                                     $  28,126     0.81%         0.33%          1.95%           9%
Year ended 7/31/08                                     $  44,892     0.74%         0.33%          1.19%          26%
Year ended 7/31/07                                     $  57,421     0.73%         0.33%          0.62%          14%
Year ended 7/31/06                                     $  50,416     0.72%         0.33%          1.15%          14%
Year ended 7/31/05                                     $  47,172     0.72%         0.33%          0.91%          35%
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/09                                     $   7,893     1.56%         1.08%          1.24%           9%
Year ended 7/31/08                                     $  13,202     1.49%         1.08%          0.39%          26%
Year ended 7/31/07                                     $  18,547     1.49%         1.08%         (0.13)%         14%
Year ended 7/31/06                                     $  16,926     1.47%         1.08%          0.39%          14%
Year ended 7/31/05                                     $  16,203     1.47%         1.08%          0.15%          35%
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/09                                     $   1,342     1.55%         1.08%          1.24%           9%
Year ended 7/31/08                                     $   2,236     1.49%         1.08%          0.36%          26%
Year ended 7/31/07                                     $   3,016     1.49%         1.08%         (0.24)%         14%
Year ended 7/31/06                                     $   2,661     1.47%         1.08%          0.37%          14%
Year ended 7/31/05                                     $   2,164     1.47%         1.08%          0.14%          35%
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                     $ 110,522     0.54%         0.08%          3.06%           8%
Year ended 7/31/08                                     $ 135,474     0.48%         0.08%          2.06%          26%
Year ended 7/31/07                                     $ 146,973     0.47%         0.08%          1.68%          20%
Year ended 7/31/06                                     $ 135,542     0.45%         0.08%          2.09%          19%
Year ended 7/31/05                                     $ 110,379     0.44%         0.08%          1.62%          35%
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/09                                     $  64,959     0.79%         0.33%          2.77%           8%
Year ended 7/31/08                                     $  98,658     0.73%         0.33%          1.89%          26%
Year ended 7/31/07                                     $ 127,824     0.72%         0.33%          1.42%          20%
Year ended 7/31/06                                     $ 128,564     0.70%         0.33%          1.86%          19%
Year ended 7/31/05                                     $ 125,130     0.69%         0.33%          1.38%          35%
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/09                                     $  27,726     1.54%         1.08%          2.03%           8%
Year ended 7/31/08                                     $  43,036     1.48%         1.08%          1.20%          26%
Year ended 7/31/07                                     $  56,679     1.47%         1.08%          0.68%          20%
Year ended 7/31/06                                     $  53,395     1.45%         1.08%          1.10%          19%
Year ended 7/31/05                                     $  50,000     1.44%         1.08%          0.62%          35%
-----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/09                                     $   3,375     1.54%         1.08%          1.99%           8%
Year ended 7/31/08                                     $   6,077     1.48%         1.08%          1.35%          26%
Year ended 7/31/07                                     $   9,012     1.47%         1.08%          0.68%          20%
Year ended 7/31/06                                     $   8,196     1.45%         1.08%          1.11%          19%
Year ended 7/31/05                                     $   9,034     1.44%         1.08%          0.62%          35%
-----------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            CHANGE IN NET ASSETS                 LESS DIVIDENDS AND
                                                                         RESULTING FROM OPERATIONS               DISTRIBUTIONS FROM
                                                                      -----------------------------              -------------------
                                                                                      NET REALIZED
                                                                                           AND
                                                                                       UNREALIZED    CHANGE IN
                                                          NET ASSET                  GAINS/(LOSSES)  NET ASSETS
                                                            VALUE,         NET            FROM       RESULTING      NET        NET
                                                          BEGINNING    INVESTMENT      INVESTMENTS      FROM     INVESTMENT REALIZED
                                                          OF PERIOD   INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                        $    11.43      0.34#(x)      (1.81)#        (1.47)      (0.42)    (0.53)
Year ended 7/31/08                                        $    13.34      0.36#(x)      (1.06)#        (0.70)      (0.45)    (0.76)
Year ended 7/31/07                                        $    12.43      0.33#(x)       1.21#          1.54       (0.33)    (0.30)
Year ended 7/31/06                                        $    12.52      0.33#          0.15#          0.48       (0.33)    (0.24)
Year ended 7/31/05                                        $    11.57      0.27#          0.97#          1.24       (0.26)    (0.03)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Year ended 7/31/09                                        $    11.42      0.32#(x)      (1.81)#        (1.49)      (0.40)    (0.53)
Year ended 7/31/08                                        $    13.32      0.33#(x)      (1.06)#        (0.73)      (0.41)    (0.76)
Year ended 7/31/07                                        $    12.41      0.29#(x)       1.22#          1.51       (0.30)    (0.30)
Year ended 7/31/06                                        $    12.50      0.30#          0.15#          0.45       (0.30)    (0.24)
Year ended 7/31/05                                        $    11.56      0.24#          0.96#          1.20       (0.23)    (0.03)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Year ended 7/31/09                                        $    11.37      0.25#(x)      (1.80)#        (1.55)      (0.34)    (0.53)
Year ended 7/31/08                                        $    13.25      0.24#(x)      (1.05)#        (0.81)      (0.31)    (0.76)
Year ended 7/31/07                                        $    12.35      0.19#(x)       1.21#          1.40       (0.20)    (0.30)
Year ended 7/31/06                                        $    12.45      0.21#          0.14#          0.35       (0.21)    (0.24)
Year ended 7/31/05                                        $    11.51      0.14#          0.97#          1.11       (0.14)    (0.03)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Year ended 7/31/09                                        $    11.37      0.25#(x)      (1.80)#        (1.55)      (0.34)    (0.53)
Year ended 7/31/08                                        $    13.26      0.24#(x)      (1.06)#        (0.82)      (0.31)    (0.76)
Year ended 7/31/07                                        $    12.36      0.19#(x)       1.21#          1.40       (0.20)    (0.30)
Year ended 7/31/06                                        $    12.45      0.21#          0.14#          0.35       (0.20)    (0.24)
Year ended 7/31/05                                        $    11.51      0.15#          0.96#          1.11       (0.14)    (0.03)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                        $    10.34      0.34#(x)      (1.40)#        (1.06)      (0.41)    (0.52)
Year ended 7/31/08                                        $    11.95      0.37#(x)      (0.90)#        (0.53)      (0.42)    (0.66)
Year ended 7/31/07                                        $    11.36      0.34#(x)       0.93#          1.27       (0.35)    (0.33)
Year ended 7/31/06                                        $    11.59      0.34#          0.04#          0.38       (0.34)    (0.27)
Year ended 7/31/05                                        $    10.95      0.27#          0.73#          1.00       (0.27)    (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/09                                        $    10.32      0.32#(x)      (1.40)#        (1.08)      (0.39)    (0.52)
Year ended 7/31/08                                        $    11.93      0.33#(x)      (0.89)#        (0.56)      (0.39)    (0.66)
Year ended 7/31/07                                        $    11.35      0.31#(x)       0.92#          1.23       (0.32)    (0.33)
Year ended 7/31/06                                        $    11.58      0.32#          0.03#          0.35       (0.31)    (0.27)
Year ended 7/31/05                                        $    10.93      0.25#          0.73#          0.98       (0.24)    (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/09                                        $    10.29      0.25#(x)      (1.38)#        (1.13)      (0.34)    (0.52)
Year ended 7/31/08                                        $    11.88      0.25#(x)      (0.89)#        (0.64)      (0.29)    (0.66)
Year ended 7/31/07                                        $    11.30      0.22#(x)       0.92#          1.14       (0.23)    (0.33)
Year ended 7/31/06                                        $    11.54      0.24#          0.02#          0.26       (0.23)    (0.27)
Year ended 7/31/05                                        $    10.90      0.17#          0.72#          0.89       (0.16)    (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/09                                        $    10.30      0.26#(x)      (1.39)#        (1.13)      (0.34)    (0.52)
Year ended 7/31/08                                        $    11.89      0.25#(x)      (0.89)#        (0.64)      (0.29)    (0.66)
Year ended 7/31/07                                        $    11.32      0.22#(x)       0.91#          1.13       (0.23)    (0.33)
Year ended 7/31/06                                        $    11.54      0.24#          0.03#          0.27       (0.22)    (0.27)
Year ended 7/31/05                                        $    10.90      0.17#          0.72#          0.89       (0.16)    (0.09)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            NET          TOTAL
                                                            TOTAL          ASSET        RETURN
                                                          DIVIDENDS        VALUE,      (EXCLUDES
                                                             AND           END OF        SALES
                                                        DISTRIBUTIONS      PERIOD       CHARGE)
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                           (0.95)     $       9.01   (11.88)%
Year ended 7/31/08                                           (1.21)     $      11.43    (6.02)%
Year ended 7/31/07                                           (0.63)     $      13.34    12.60%
Year ended 7/31/06                                           (0.57)     $      12.43     3.90%
Year ended 7/31/05                                           (0.29)     $      12.52    10.79%
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Year ended 7/31/09                                           (0.93)     $       9.00   (12.09)%
Year ended 7/31/08                                           (1.17)     $      11.42    (6.21)%
Year ended 7/31/07                                           (0.60)     $      13.32    12.32%
Year ended 7/31/06                                           (0.54)     $      12.41     3.65%
Year ended 7/31/05                                           (0.26)     $      12.50    10.43%
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Year ended 7/31/09                                           (0.87)     $       8.95   (12.76)%
Year ended 7/31/08                                           (1.07)     $      11.37    (6.87)%
Year ended 7/31/07                                           (0.50)     $      13.25    11.47%
Year ended 7/31/06                                           (0.45)     $      12.35     2.82%
Year ended 7/31/05                                           (0.17)     $      12.45     9.58%
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Year ended 7/31/09                                           (0.87)     $       8.95   (12.77)%
Year ended 7/31/08                                           (1.07)     $      11.37    (6.95)%
Year ended 7/31/07                                           (0.50)     $      13.26    11.46%
Year ended 7/31/06                                           (0.44)     $      12.36     2.88%
Year ended 7/31/05                                           (0.17)     $      12.45     9.64%
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                           (0.93)     $       8.35    (9.12)%
Year ended 7/31/08                                           (1.08)     $      10.34    (5.03)%
Year ended 7/31/07                                           (0.68)     $      11.95    11.24%
Year ended 7/31/06                                           (0.61)     $      11.36     3.39%
Year ended 7/31/05                                           (0.36)     $      11.59     9.24%
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/09                                           (0.91)     $       8.33    (9.36)%
Year ended 7/31/08                                           (1.05)     $      10.32    (5.30)%
Year ended 7/31/07                                           (0.65)     $      11.93    10.96%
Year ended 7/31/06                                           (0.58)     $      11.35     3.14%
Year ended 7/31/05                                           (0.33)     $      11.58     8.97%
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/09                                           (0.86)     $       8.30   (10.03)%
Year ended 7/31/08                                           (0.95)     $      10.29    (5.94)%
Year ended 7/31/07                                           (0.56)     $      11.88    10.17%
Year ended 7/31/06                                           (0.50)     $      11.30     2.28%
Year ended 7/31/05                                           (0.25)     $      11.54     8.10%
------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/09                                           (0.86)     $       8.31   (10.00)%
Year ended 7/31/08                                           (0.95)     $      10.30    (5.93)%
Year ended 7/31/07                                           (0.56)     $      11.89    10.08%
Year ended 7/31/06                                           (0.49)     $      11.32     2.43%
Year ended 7/31/05                                           (0.25)     $      11.54     8.18%
------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                        --------------------------------------------------------------------
                                                                        RATIOS OF    RATIOS OF
                                                             NET         EXPENSES    EXPENSES     RATIOS OF NET
                                                           ASSETS,         TO           TO          INVESTMENT
                                                           END OF        AVERAGE      AVERAGE         INCOME      PORTFOLIO
                                                           PERIOD          NET          NET         TO AVERAGE     TURNOVER
                                                           (000'S)      ASSETS (a)   ASSETS (b)      NET ASSETS     RATE (d)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                      $     258,159      0.44%        0.08%          3.80%           7%
Year ended 7/31/08                                      $     312,435      0.43%        0.08%          2.85%          23%
Year ended 7/31/07                                      $     369,880      0.44%        0.08%          2.48%          18%
Year ended 7/31/06                                      $     369,903      0.43%        0.08%          2.70%          30%
Year ended 7/31/05                                      $     340,163      0.42%        0.08%          2.17%          41%
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Year ended 7/31/09                                      $      48,590      0.69%        0.33%          3.53%           7%
Year ended 7/31/08                                      $      71,338      0.68%        0.33%          2.67%          23%
Year ended 7/31/07                                      $      92,719      0.69%        0.33%          2.23%          18%
Year ended 7/31/06                                      $     100,588      0.68%        0.33%          2.46%          30%
Year ended 7/31/05                                      $     106,044      0.67%        0.33%          1.92%          41%
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Year ended 7/31/09                                      $      20,489      1.44%        1.08%          2.78%           7%
Year ended 7/31/08                                      $      32,003      1.43%        1.08%          1.93%          23%
Year ended 7/31/07                                      $      43,013      1.44%        1.08%          1.48%          18%
Year ended 7/31/06                                      $      43,234      1.43%        1.08%          1.70%          30%
Year ended 7/31/05                                      $      44,111      1.42%        1.08%          1.17%          41%
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Year ended 7/31/09                                      $       2,709      1.44%        1.08%          2.78%           7%
Year ended 7/31/08                                      $       4,333      1.43%        1.08%          1.92%          23%
Year ended 7/31/07                                      $       6,158      1.44%        1.08%          1.48%          18%
Year ended 7/31/06                                      $       6,495      1.43%        1.08%          1.70%          30%
Year ended 7/31/05                                      $       7,912      1.42%        1.08%          1.16%          41%
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                      $      35,581      0.59%        0.08%          4.11%           8%
Year ended 7/31/08                                      $      43,093      0.53%        0.08%          3.28%          25%
Year ended 7/31/07                                      $      41,336      0.54%        0.08%          2.89%          30%
Year ended 7/31/06                                      $      42,683      0.50%        0.08%          3.05%          22%
Year ended 7/31/05                                      $      38,606      0.47%        0.08%          2.44%          38%
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/09                                      $      16,941      0.84%        0.33%          3.81%           8%
Year ended 7/31/08                                      $      25,200      0.79%        0.33%          2.92%          25%
Year ended 7/31/07                                      $      35,676      0.79%        0.33%          2.63%          30%
Year ended 7/31/06                                      $      37,479      0.75%        0.33%          2.80%          22%
Year ended 7/31/05                                      $      41,446      0.72%        0.33%          2.18%          38%
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/09                                      $       8,292      1.59%        1.08%          3.06%           8%
Year ended 7/31/08                                      $      13,891      1.54%        1.08%          2.25%          25%
Year ended 7/31/07                                      $      18,839      1.54%        1.08%          1.89%          30%
Year ended 7/31/06                                      $      20,488      1.50%        1.08%          2.05%          22%
Year ended 7/31/05                                      $      22,752      1.47%        1.08%          1.44%          38%
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/09                                      $       1,264      1.59%        1.08%          3.09%           8%
Year ended 7/31/08                                      $       2,071      1.54%        1.08%          2.23%          25%
Year ended 7/31/07                                      $       2,755      1.54%        1.08%          1.88%          30%
Year ended 7/31/06                                      $       3,058      1.50%        1.08%          2.05%          22%
Year ended 7/31/05                                      $       4,029      1.47%        1.08%          1.42%          38%
----------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      CHANGE IN NET ASSETS                      LESS DIVIDENDS AND
                                                                    RESULTING FROM OPERATIONS                   DISTRIBUTIONS FROM
                                                                 ------------------------------                ---------------------
                                                                                  NET REALIZED
                                                                                      AND
                                                                                   UNREALIZED     CHANGE IN
                                                   NET ASSET                     GAINS/(LOSSES)   NET ASSETS
                                                    VALUE,            NET             FROM        RESULTING        NET         NET
                                                   BEGINNING      INVESTMENT      INVESTMENTS        FROM      INVESTMENT   REALIZED
                                                   OF PERIOD     INCOME/(LOSS)    TRANSACTIONS    OPERATIONS     INCOME       GAINS
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                               $        9.89       0.41#(x)         (0.92)#        (0.51)       (0.46)      (0.17)
Year ended 7/31/08                               $       10.99       0.43#(x)         (0.80)#        (0.37)       (0.43)      (0.30)
Year ended 7/31/07                               $       10.72       0.41#(x)          0.49#          0.90        (0.41)      (0.22)
Year ended 7/31/06                               $       10.92       0.40#(x)         (0.09)#         0.31        (0.40)      (0.11)
Year ended 7/31/05                               $       10.66       0.31#             0.36#          0.67        (0.32)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/09                               $        9.87       0.39#(x)         (0.91)#        (0.52)       (0.44)      (0.17)
Year ended 7/31/08                               $       10.97       0.39#(x)         (0.79)#        (0.40)       (0.40)      (0.30)
Year ended 7/31/07                               $       10.70       0.38#(x)          0.49#          0.87        (0.38)      (0.22)
Year ended 7/31/06                               $       10.90       0.37#(x)         (0.09)#         0.28        (0.37)      (0.11)
Year ended 7/31/05                               $       10.64       0.30#             0.34#          0.64        (0.29)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/09                               $        9.83       0.32#(x)         (0.90)#        (0.58)       (0.38)      (0.17)
Year ended 7/31/08                               $       10.95       0.31#(x)         (0.80)#        (0.49)       (0.33)      (0.30)
Year ended 7/31/07                               $       10.67       0.29#(x)          0.50#          0.79        (0.30)      (0.21)
Year ended 7/31/06                               $       10.87       0.29#(x)         (0.09)#         0.20        (0.29)      (0.11)
Year ended 7/31/05                               $       10.61       0.22#             0.34#          0.56        (0.21)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/09                               $        9.84       0.32#(x)         (0.90)#        (0.58)       (0.38)      (0.17)
Year ended 7/31/08                               $       10.95       0.31#(x)         (0.79)#        (0.48)       (0.33)      (0.30)
Year ended 7/31/07                               $       10.67       0.29#(x)          0.51#          0.80        (0.30)      (0.22)
Year ended 7/31/06                               $       10.88       0.29#(x)         (0.11)#         0.18        (0.28)      (0.11)
Year ended 7/31/05                               $       10.61       0.23#             0.34#          0.57        (0.21)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Year ended 7/31/09                               $        9.14       0.78(x)          (0.41)          0.37        (0.79)         --
Year ended 7/31/08                               $        9.57       0.73(x)          (0.44)          0.29        (0.72)         --
Year ended 7/31/07                               $        9.74       0.71(x)          (0.14)          0.57        (0.71)      (0.03)
11/29/05 (c) to 7/31/06                          $       10.00       0.44             (0.28)          0.16        (0.42)         --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Year ended 7/31/09                               $        9.12       0.74(x)          (0.40)          0.34        (0.77)         --
Year ended 7/31/08                               $        9.57       0.69(x)          (0.46)          0.23        (0.68)         --
Year ended 7/31/07                               $        9.74       0.68(x)          (0.13)          0.55        (0.69)      (0.03)
11/29/05 (c) to 7/31/06                          $       10.00       0.41             (0.27)          0.14        (0.40)         --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Year ended 7/31/09                               $        9.13       0.70(x)          (0.41)          0.29        (0.71)         --
Year ended 7/31/08                               $        9.56       0.64(x)          (0.45)          0.19        (0.62)         --
Year ended 7/31/07                               $        9.73       0.61(x)          (0.13)          0.48        (0.62)      (0.03)
11/29/05 (c) to 7/31/06                          $       10.00       0.33             (0.24)          0.09        (0.36)         --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Year ended 7/31/09                               $        9.13       0.70(x)          (0.41)          0.29        (0.71)         --
Year ended 7/31/08                               $        9.57       0.64(x)          (0.45)          0.19        (0.63)         --
Year ended 7/31/07                               $        9.74       0.60(x)          (0.12)          0.48        (0.62)      (0.03)
11/29/05 (c) to 7/31/06                          $       10.00       0.35             (0.25)          0.10        (0.36)         --
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       NET         TOTAL
                                                     TOTAL            ASSET        RETURN
                                                   DIVIDENDS         VALUE,      (EXCLUDES
                                                      AND            END OF        SALES
                                                 DISTRIBUTIONS       PERIOD       CHARGE)
------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                   (0.63)      $        8.75    (4.64)%
Year ended 7/31/08                                   (0.73)      $        9.89    (3.67)%
Year ended 7/31/07                                   (0.63)      $       10.99     8.58%
Year ended 7/31/06                                   (0.51)      $       10.72     2.88%
Year ended 7/31/05                                   (0.41)      $       10.92     6.38%
------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/09                                   (0.61)      $        8.74    (4.77)%
Year ended 7/31/08                                   (0.70)      $        9.87    (3.93)%
Year ended 7/31/07                                   (0.60)      $       10.97     8.33%
Year ended 7/31/06                                   (0.48)      $       10.70     2.62%
Year ended 7/31/05                                   (0.38)      $       10.90     6.13%
------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/09                                   (0.55)      $        8.70    (5.45)%
Year ended 7/31/08                                   (0.63)      $        9.83    (4.78)%
Year ended 7/31/07                                   (0.51)      $       10.95     7.53%
Year ended 7/31/06                                   (0.40)      $       10.67     1.83%
Year ended 7/31/05                                   (0.30)      $       10.87     5.34%
------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/09                                   (0.55)      $        8.71    (5.45)%
Year ended 7/31/08                                   (0.63)      $        9.84    (4.70)%
Year ended 7/31/07                                   (0.52)      $       10.95     7.59%
Year ended 7/31/06                                   (0.39)      $       10.67     1.72%
Year ended 7/31/05                                   (0.30)      $       10.88     5.30%
------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Year ended 7/31/09                                   (0.79)      $        8.72     5.98%
Year ended 7/31/08                                   (0.72)      $        9.14     2.98%
Year ended 7/31/07                                   (0.74)      $        9.57     5.85%
11/29/05 (c) to 7/31/06                              (0.42)      $        9.74     1.59%*
------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Year ended 7/31/09                                   (0.77)      $        8.69     5.60%
Year ended 7/31/08                                   (0.68)      $        9.12     2.38%
Year ended 7/31/07                                   (0.72)      $        9.57     5.47%
11/29/05 (c) to 7/31/06                              (0.40)      $        9.74     1.44%*
------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Year ended 7/31/09                                   (0.71)      $        8.71     4.89%
Year ended 7/31/08                                   (0.62)      $        9.13     1.94%
Year ended 7/31/07                                   (0.65)      $        9.56     4.83%
11/29/05 (c) to 7/31/06                              (0.36)      $        9.73     0.91%*
------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Year ended 7/31/09                                   (0.71)      $        8.71     4.93%
Year ended 7/31/08                                   (0.63)      $        9.13     2.00%
Year ended 7/31/07                                   (0.65)      $        9.57     4.72%
11/29/05 (c) to 7/31/06                              (0.36)      $        9.74     0.94%*
------------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTAL DATA
                                                 --------------------------------------------------------------------
                                                                  RATIOS OF   RATIOS OF
                                                       NET        EXPENSES    EXPENSES     RATIOS OF NET
                                                     ASSETS,         TO          TO         INVESTMENT
                                                     END OF       AVERAGE      AVERAGE        INCOME       PORTFOLIO
                                                     PERIOD         NET          NET        TO AVERAGE      TURNOVER
                                                    (000'S)      ASSETS (a)   ASSETS (b)     NET ASSETS      RATE (d)
---------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                               $      26,856      0.65%        0.08%          4.80%            6%
Year ended 7/31/08                               $      28,215      0.62%        0.08%          4.04%           23%
Year ended 7/31/07                               $      24,570      0.64%        0.08%          3.69%           24%
Year ended 7/31/06                               $      24,385      0.58%        0.08%          3.72%           15%
Year ended 7/31/05                               $      22,236      0.54%        0.08%          3.00%           46%
---------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/09                               $       9,914      0.90%        0.33%          4.52%            6%
Year ended 7/31/08                               $      12,908      0.88%        0.33%          3.68%           23%
Year ended 7/31/07                               $      15,083      0.89%        0.33%          3.44%           24%
Year ended 7/31/06                               $      16,138      0.82%        0.33%          3.45%           15%
Year ended 7/31/05                               $      20,014      0.79%        0.33%          2.76%           46%
---------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/09                               $       5,099      1.65%        1.08%          3.76%            6%
Year ended 7/31/08                               $       7,253      1.63%        1.08%          2.97%           23%
Year ended 7/31/07                               $       9,242      1.64%        1.07%          2.69%           24%
Year ended 7/31/06                               $      10,208      1.57%        1.08%          2.69%           15%
Year ended 7/31/05                               $      12,688      1.54%        1.08%          2.01%           46%
---------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/09                               $       1,788      1.65%        1.08%          3.74%            6%
Year ended 7/31/08                               $       2,250      1.63%        1.08%          2.91%           23%
Year ended 7/31/07                               $       3,091      1.64%        1.07%          2.67%           24%
Year ended 7/31/06                               $       3,816      1.57%        1.08%          2.68%           15%
Year ended 7/31/05                               $       5,304      1.54%        1.08%          2.01%           46%
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Year ended 7/31/09                               $      47,395      1.19%        0.74%         10.13%           32%
Year ended 7/31/08                               $      50,153      1.15%        0.74%          7.65%           36%
Year ended 7/31/07                               $      68,193      1.14%        0.74%          7.12%           42%
11/29/05 (c) to 7/31/06                          $      66,033      1.15%**      0.74%**        6.77%**         41%
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Year ended 7/31/09                               $       4,443      1.38%        0.99%          9.23%           32%
Year ended 7/31/08                               $         206      1.40%        0.99%          7.17%           36%
Year ended 7/31/07                               $         175      1.39%        0.99%          6.83%           42%
11/29/05 (c) to 7/31/06                          $         227      2.98%**      0.99%**        6.74%**         41%
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Year ended 7/31/09                               $          74      2.20%        1.74%          9.10%           32%
Year ended 7/31/08                               $         155      2.15%        1.74%          6.67%           36%
Year ended 7/31/07                               $         156      2.15%        1.74%          6.12%           42%
11/29/05 (c) to 7/31/06                          $          96      7.16%**      1.74%**        5.98%**         41%
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Year ended 7/31/09                               $         113      2.19%        1.74%          9.19%           32%
Year ended 7/31/08                               $         114      2.15%        1.74%          6.67%           36%
Year ended 7/31/07                               $         127      2.15%        1.74%          6.04%           42%
11/29/05 (c) to 7/31/06                          $          55      8.04%**      1.74%**        5.93%**         41%
---------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                           RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                         -----------------------------               -----------------------------
                                                                          NET REALIZED
                                                                              AND
                                                                           UNREALIZED    CHANGE IN
                                             NET ASSET                  GAINS/(LOSSES)  NET ASSETS
                                               VALUE,         NET             FROM       RESULTING      NET                 NET
                                             BEGINNING    INVESTMENT       INVESTMENT       FROM     INVESTMENT  PAID-IN  REALIZED
                                             OF PERIOD   INCOME/(LOSS)    TRANSACTIONS   OPERATIONS    INCOME    CAPITAL   GAINS
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Year ended 7/31/09                          $      9.03      0.46(x)          (0.55)       (0.09)      (0.48)       --        --
Year ended 7/31/08                          $      9.68      0.48(x)          (0.64)       (0.16)      (0.49)       --        --
Year ended 7/31/07                          $      9.68      0.45(x)@          0.01         0.46       (0.46)       --        --
Year ended 7/31/06                          $     10.07      0.42             (0.30)        0.12       (0.45)       --     (0.06)
Year ended 7/31/05                          $     10.02      0.34              0.10         0.44       (0.38)       --     (0.01)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Year ended 7/31/09                          $      9.03      0.44(x)          (0.55)       (0.11)      (0.46)       --        --
Year ended 7/31/08                          $      9.67      0.46(x)          (0.64)       (0.18)      (0.46)       --        --
Year ended 7/31/07                          $      9.68      0.43(x)@            --         0.43       (0.44)       --        --
Year ended 7/31/06                          $     10.07      0.39             (0.30)        0.09       (0.42)       --     (0.06)
Year ended 7/31/05                          $     10.02      0.30              0.11         0.41       (0.35)       --     (0.01)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Year ended 7/31/09                          $      9.03      0.38(x)          (0.54)       (0.16)      (0.40)       --        --
Year ended 7/31/08                          $      9.68      0.39(x)          (0.65)       (0.26)      (0.39)       --        --
Year ended 7/31/07                          $      9.68      0.35(x)@          0.01         0.36       (0.36)       --        --
Year ended 7/31/06                          $     10.07      0.32             (0.30)        0.02       (0.35)       --     (0.06)
Year ended 7/31/05                          $     10.02      0.23              0.10         0.33       (0.27)       --     (0.01)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Year ended 7/31/09                          $      9.04      0.38(x)          (0.55)       (0.17)      (0.40)       --        --
Year ended 7/31/08                          $      9.68      0.39(x)          (0.64)       (0.25)      (0.39)       --        --
Year ended 7/31/07                          $      9.69      0.35(x)@            --         0.35       (0.36)       --        --
Year ended 7/31/06                          $     10.07      0.31             (0.28)        0.03       (0.35)       --     (0.06)
Year ended 7/31/05                          $     10.02      0.23              0.10         0.33       (0.27)       --     (0.01)
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Year ended 7/31/09                          $      9.29      0.33(x)           0.05         0.38       (0.34)       --        --
Year ended 7/31/08                          $      9.32      0.38(x)          (0.03)        0.35       (0.38)       --        --
Year ended 7/31/07                          $      9.25      0.37(x)           0.09         0.46       (0.38)    (0.01)       --
Year ended 7/31/06                          $      9.37      0.31             (0.06)        0.25       (0.37)       --        --
Year ended 7/31/05                          $      9.57      0.20             (0.08)        0.12       (0.32)       --        --
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Year ended 7/31/09                          $      9.29      0.31(x)           0.04         0.35       (0.32)       --        --
Year ended 7/31/08                          $      9.31      0.35(x)          (0.01)        0.34       (0.36)       --        --
Year ended 7/31/07                          $      9.25      0.35(x)           0.08         0.43       (0.36)    (0.01)       --
Year ended 7/31/06                          $      9.36      0.28             (0.04)        0.24       (0.35)       --        --
Year ended 7/31/05                          $      9.56      0.19             (0.09)        0.10       (0.30)       --        --
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Year ended 7/31/09                          $      9.28      0.22(x)           0.07         0.29       (0.26)       --        --
Year ended 7/31/08                          $      9.32      0.28(x)          (0.02)        0.26       (0.30)       --        --
Year ended 7/31/07                          $      9.25      0.28(x)           0.09         0.37       (0.29)    (0.01)       --
Year ended 7/31/06                          $      9.36      0.21             (0.04)        0.17       (0.28)       --        --
Year ended 7/31/05                          $      9.56      0.10             (0.08)        0.02       (0.22)       --        --
----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  NET       TOTAL
                                                                   TOTAL         ASSET      RETURN
                                                                 DIVIDENDS       VALUE,    EXCLUDES
                                                                    AND          END OF     SALES
                                                               DISTRIBUTIONS     PERIOD    CHARGE)
--------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Year ended 7/31/09                                                (0.48)       $    8.46   (0.71)%
Year ended 7/31/08                                                (0.49)       $    9.03   (1.86)%
Year ended 7/31/07                                                (0.46)       $    9.68    4.83%@
Year ended 7/31/06                                                (0.51)       $    9.68    1.21%
Year ended 7/31/05                                                (0.39)       $   10.07    4.43%
--------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Year ended 7/31/09                                                (0.46)       $    8.46   (0.95)%
Year ended 7/31/08                                                (0.46)       $    9.03   (1.99)%
Year ended 7/31/07                                                (0.44)       $    9.67    4.45%@
Year ended 7/31/06                                                (0.48)       $    9.68    0.97%
Year ended 7/31/05                                                (0.36)       $   10.07    4.17%
--------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Year ended 7/31/09                                                (0.40)       $    8.47   (1.58)%
Year ended 7/31/08                                                (0.39)       $    9.03   (2.80)%
Year ended 7/31/07                                                (0.36)       $    9.68    3.75%@
Year ended 7/31/06                                                (0.41)       $    9.68    0.20%
Year ended 7/31/05                                                (0.28)       $   10.07    3.38%
--------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Year ended 7/31/09                                                (0.40)       $    8.47   (1.71)%
Year ended 7/31/08                                                (0.39)       $    9.04   (2.72)%
Year ended 7/31/07                                                (0.36)       $    9.68    3.65%@
Year ended 7/31/06                                                (0.41)       $    9.69    0.30%
Year ended 7/31/05                                                (0.28)       $   10.07    3.37%
--------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Year ended 7/31/09                                                (0.34)       $    9.33    4.30%
Year ended 7/31/08                                                (0.38)       $    9.29    3.80%
Year ended 7/31/07                                                (0.39)       $    9.32    5.08%
Year ended 7/31/06                                                (0.37)       $    9.25    2.75%
Year ended 7/31/05                                                (0.32)       $    9.37    1.16%
--------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Year ended 7/31/09                                                (0.32)       $    9.32    3.93%
Year ended 7/31/08                                                (0.36)       $    9.29    3.67%
Year ended 7/31/07                                                (0.37)       $    9.31    4.70%
Year ended 7/31/06                                                (0.35)       $    9.25    2.60%
Year ended 7/31/05                                                (0.30)       $    9.36    1.00%
--------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Year ended 7/31/09                                                (0.26)       $    9.31    3.21%
Year ended 7/31/08                                                (0.30)       $    9.28    2.76%
Year ended 7/31/07                                                (0.30)       $    9.32    3.93%
Year ended 7/31/06                                                (0.28)       $    9.25    1.81%
Year ended 7/31/05                                                (0.22)       $    9.36    0.23%
--------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                            -----------------------------------------------------------------
                                                          RATIOS OF    RATIOS OF
                                                 NET      EXPENSES      EXPENSES   RATIOS OF NET
                                               ASSETS,       TO            TO       INVESTMENT
                                               END OF      AVERAGE       AVERAGE      INCOME        PORTFOLIO
                                               PERIOD        NET           NET      TO AVERAGE      TURNOVER
                                              (000'S)     ASSETS (a)   ASSETS (b)   NET ASSETS      RATE (d)
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Year ended 7/31/09                          $   386,492      0.84%        0.66%        5.54%           15%
Year ended 7/31/08                          $   559,548      0.88%        0.69%        5.03%           36%
Year ended 7/31/07                          $   230,154      0.91%        0.72%        4.57%           65%
Year ended 7/31/06                          $   252,145      0.90%        0.74%        4.23%          352%
Year ended 7/31/05                          $   292,043      0.91%        0.78%        3.28%          385%
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Year ended 7/31/09                          $    15,751      1.09%        0.91%        5.29%           15%
Year ended 7/31/08                          $    20,497      1.13%        0.94%        4.78%           36%
Year ended 7/31/07                          $     8,223      1.16%        0.97%        4.32%           65%
Year ended 7/31/06                          $    11,657      1.15%        0.99%        3.97%          352%
Year ended 7/31/05                          $    15,876      1.16%        1.03%        3.01%          385%
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Year ended 7/31/09                          $     2,932      1.84%        1.66%        4.55%           15%
Year ended 7/31/08                          $     3,490      1.88%        1.69%        4.02%           36%
Year ended 7/31/07                          $     2,151      1.91%        1.72%        3.57%           65%
Year ended 7/31/06                          $     2,655      1.91%        1.74%        3.20%          352%
Year ended 7/31/05                          $     3,907      1.91%        1.78%        2.27%          385%
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Year ended 7/31/09                          $       745      1.84%        1.66%        4.52%           15%
Year ended 7/31/08                          $     1,528      1.88%        1.69%        4.07%           36%
Year ended 7/31/07                          $       225      1.90%        1.72%        3.57%           65%
Year ended 7/31/06                          $       315      1.91%        1.74%        3.16%          352%
Year ended 7/31/05                          $       649      1.91%        1.78%        2.26%          385%
-------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Year ended 7/31/09                          $   224,931      0.78%        0.64%        3.67%           63%
Year ended 7/31/08                          $   241,776      0.79%        0.64%        4.01%           33%
Year ended 7/31/07                          $   267,348      0.80%        0.64%        3.99%           75%
Year ended 7/31/06                          $   258,423      0.78%        0.67%        3.33%           53%
Year ended 7/31/05                          $   333,909      0.77%        0.73%        2.35%           68%
-------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Year ended 7/31/09                          $     6,330      1.03%        0.89%        3.41%           63%
Year ended 7/31/08                          $     7,127      1.04%        0.89%        3.73%           33%
Year ended 7/31/07                          $     9,704      1.05%        0.89%        3.72%           75%
Year ended 7/31/06                          $    12,362      1.03%        0.92%        3.07%           53%
Year ended 7/31/05                          $    17,117      1.02%        0.98%        2.10%           68%
-------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Year ended 7/31/09                          $       879      1.78%        1.64%        2.45%           63%
Year ended 7/31/08                          $       171      1.79%        1.64%        2.98%           33%
Year ended 7/31/07                          $       160      1.81%        1.64%        2.97%           75%
Year ended 7/31/06                          $       205      1.79%        1.67%        2.31%           53%
Year ended 7/31/05                          $       362      1.77%        1.73%        1.34%           68%
-------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)   Before waivers and reimbursements

(b)   Net of waivers and reimbursements

(c)   Reflects date of commencement of operations.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^     Amount is less than $0.005 per share.

*     Not annualized.

**    Annualized.

#     Represents income or gains/(losses) from affiliates.

(x)   Average shares method used in calculation.

(o) Includes dividend and interest expense for securities sold short. See table below.

                               INSTITUTIONAL   CLASS A   CLASS B    CLASS C
                               -------------   -------   -------    -------
Year ended 7/31/09                 0.39%        0.39%      0.39%      0.33%
Year ended 7/31/08                 0.59%        0.59%      0.59%      0.59%
Year ended 7/31/07                   --^          --^        --^        --^

^     Amount is less than 0.005%.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 5 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return from the year ended July 31, 2007 had this payment not occurred.

                                                                                                          AMOUNT PER
                                                                                                      SHARE FOR PAYMENT
                              TOTAL RETURN EXCLUDING PAYMENT BY THE ADVISOR (EXCLUDESALES CHARGE)      BY THE ADVISOR &
                              -------------------------------------------------------------------     ------------------
                              INSTITUTIONAL           CLASS A           CLASS B           CLASS C         ALL CLASSES
                              -------------           -------           -------           -------     ------------------
Mid Cap Growth                  17.24%                 16.93%            16.06%            16.07%     $            0.01
Quality Growth                  20.38%                 20.05%            19.15%            19.15%     $            0.02
Disciplined Large Cap Value     14.44%                 14.13%            13.38%            13.34%     $              --^
Dividend Growth                 14.90%                 14.64%            13.78%            13.79%     $            0.07
International Equity            24.57%                 24.27%            23.36%            23.31%     $              --^
Total Return Bond                4.72%                  4.45%             3.75%             3.65%     $            0.01

^     Amount is less than $.005.

& Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.

~ Includes interest expense relating to settlement of foreign futures. Interest expense was 0.02% for the year ended July 31, 2009.

! Includes extraordinary legal expenses of 0.39% for Institutional, 0.38% for Class A, 0.39% for Class B and 0.25% for Class C for the year ended July 31, 2009. See Note 3.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

(1)   ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the series of the Trust (individually a "Fund" and collectively the "Funds") listed below. Each Fund is a diversified investment company for purposes of the Act, except for Fifth Third Dividend Growth Fund, which is a non-diversified investment company.

FUND NAME
---------
Fifth Third Small Cap Growth Fund ("Small Cap Growth")
Fifth Third Mid Cap Growth Fund ("MidCap Growth")
Fifth Third Quality Growth Fund ("Quality Growth")
Fifth Third Dividend Growth Fund ("Dividend Growth")
Fifth Third Micro Cap Value Fund ("Micro Cap Value")
Fifth Third Small Cap Value Fund ("Small Cap Value")
Fifth Third All Cap Value Fund ("All Cap Value")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value") Fifth Third Structured Large Cap Plus Fund ("Structured Large Cap Plus") Fifth Third Equity Index Fund ("Equity Index")
Fifth Third International Equity Fund ("International Equity")
Fifth Third Strategic Income Fund ("Strategic Income")
Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel AggressiveSM")
Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately AggressiveSM")
Fifth Third LifeModel Moderate Fund(SM) ("LifeModel ModerateSM")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately ConservativeSM")
Fifth Third LifeModel Conservative Fund(SM) ("LifeModel ConservativeSM")
(the foregoing five funds collectively the "LifeModel FundsSM")
Fifth Third High Yield Bond Fund ("High Yield Bond")
Fifth Third Total Return Bond Fund ("Total Return Bond")
Fifth Third Short Term Bond Fund ("Short Term Bond")

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. All Funds' Class B shares are closed to new purchases as of this report date. All share classes of Structured Large Cap Plus are closed to all new purchases as of this report date (see Note 3). Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds' prospectuses. Certain redemptions of each of Class A shares made within eighteen months of purchase, Class B shares made within six years of purchase and Class C shares made within one year of purchase are subject to contingent deferred sales charges, as described in the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

The financial statements of the underlying Fifth Third Funds in which the LifeModel Funds(SM) invest should be read in conjunction with the financial statements for the applicable LifeModel Fund(SM).

FUND MERGERS--On November 16, 2007 (the "Closing Date"), certain funds of the Trust (each an "Acquiring Fund") acquired the respective net assets of certain other funds of the Trust (each an "Acquired Fund"),

FIFTH THIRD FUNDS NOTES
TO FINANCIAL  STATEMENTS,  CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

pursuant to Agreements and Plans of Reorganization approved by shareholders of each respective Acquired Fund on November 16, 2007. The acquisitions were accomplished by a tax-free exchange of shares of each class of each Acquiring Fund for the corresponding class of the corresponding Acquired Fund as of the Closing Date. Information about the combining funds as of the Closing Date is as follows; the shares issued by each Acquiring Fund are disclosed in the Statements of Changes in Net Assets.

                                                                               NET ASSETS AS OF
FUND                                           DESCRIPTION                     NOVEMBER 16, 2007
-----                                          ------------                   ------------------
Mid Cap Growth                                 Acquiring Fund                 $      329,322,202
Technology                                     Acquired Fund                          13,193,848
                                                                              ------------------
Mid Cap Growth                                 After Acquisition              $      342,516,050
                                                                              ==================

Total Return Bond                              Acquiring Fund                 $      237,605,488
Intermediate Bond                              Acquired Fund                         447,870,973
U.S. Government Bond                           Acquired Fund                          26,139,716
                                                                              ------------------
Total Return Bond                              After Acquisition              $      711,616,177
                                                                              ==================

The components of net assets of each Acquired Fund as of November 16, 2007 were as follows:

                                                               INTERMEDIATE    U.S. GOVERNMENT
COMPONENTS OF NET ASSETS ACQUIRED               TECHNOLOGY         BOND              BOND
---------------------------------              ------------   -------------   ------------------
Paid-in capital                                $ 49,198,085   $ 507,776,613   $       27,001,412
Accumulated net investment loss                     (70,475)        (42,220)             (88,594)
Accumulated net realized loss on investments    (37,128,172)    (41,848,762)          (1,005,750)
Net unrealized appreciation (depreciation)
on investments                                    1,194,410     (18,014,658)             232,648
                                               ------------   -------------   ------------------
   Total net assets                            $ 13,193,848   $ 447,870,973   $       26,139,716
                                               ============   =============   ==================

On February 22, 2008 (the "Closing Date"), Quality Growth ("Acquiring Fund") acquired the respective net assets of Balanced ("Acquired Fund"), pursuant to an Agreement and Plan of Reorganization approved by shareholders the Acquired Fund on February 22, 2008. The acquisition was accomplished by a tax-free exchange of shares of each class of the Acquiring Fund for the corresponding class of the Acquired Fund as of the Closing Date. Information about the combining funds as of this date is as follows; the shares issued by the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

                                                                               NET ASSETS AS OF
FUND                                            DESCRIPTION                    FEBRUARY 22, 2008
-----                                          ------------                   ------------------
Quality Growth                                 Acquiring Fund                 $      555,121,327
Balanced                                       Acquired Fund                          35,333,054
                                                                              ------------------
Quality Growth                                 After Acquisition              $      590,454,381
                                                                              ==================

The components of net assets of the Acquired Fund as of February 22, 2008 were as follows:

COMPONENTS OF NET ASSETS ACQUIRED                                                   BALANCED
---------------------------------                                             ------------------
Paid-in capital                                                               $       71,035,459
Accumulated net investment loss                                                          (68,460)
Accumulated net realized loss on investments                                         (37,460,921)
Net unrealized appreciation (depreciation) on investments                              1,826,977
                                                                              ------------------
   Total net assets                                                           $       35,333,055
                                                                              ==================

Capital losses of the Acquired Funds are carried over to the Acquiring Fund on Closing Date. The Internal Revenue Code may limit the ability of Acquiring Funds to utilize capital losses of Acquired Funds (see Note 8).

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

(2)   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATION--Portfolio securities listed or traded on domestic securities exchanges or in the over-the-counter market are valued at the latest available sales price on the exchange or system where the security is principally traded (except for securities traded on NASDAQ, which are valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Securities for which the principal market is not a securities exchange or an over-the-counter market are valued at the mean of their latest bid and asked quotations in such principal market. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing price on the exchanges on which they trade. Corporate debt securities and debt securities of U.S. government issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued at fair value on the basis of the closing bid as supplied by an independent pricing service approved by the Board of Trustees ("Trustees") or valuations provided by dealers. Short-term investments maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Investments in open-end investment companies are valued at net asset value as reported by such investment companies. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee in accordance with procedures adopted by the Trustees. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds' net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity may use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity's foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges.

The market value of fair valued securities as a percentage of total net assets as of this report date was 0.53% for Total Return Bond.

SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

FOREIGN CURRENCY TRANSLATION--The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

LENDING PORTFOLIO SECURITIES-- Each Fund may lend securities up to 33 1/3% of the Fund's total assets (including the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Trustees and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street"), to act as Lending Agent and to administer its securities lending program. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s). As of July 31, 2009, no funds had securities on loan.

See Note 13 - Lehman Brothers Bankruptcy and Default on Securities Lending

OTHER--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative and distribution fees.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS--Dividends, if any, from net investment income are generally declared/paid as follows:

DECLARED DAILY/PAID MONTHLY       DECLARED/PAID MONTHLY       DECLARED/PAID QUARTERLY         DECLARED/PAID ANNUALLY
---------------------------       ---------------------       -----------------------         -----------------------
Strategic Income                  High Yield Bond             Dividend Growth                 Small Cap Growth
                                  Total Return Bond           All Cap Value                   Mid Cap Growth
                                  Short Term Bond             Disciplined Large Cap Value     Quality Growth
                                                              Structured Large Cap Plus       Micro Cap Value
                                                              Equity Index                    Small Cap Value
                                                              The LifeModel Funds(SM)         International Equity

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2009, reclassifications were recorded as follows:

                                                              INCREASE         INCREASE
                                            INCREASE         (DECREASE)       (DECREASE)
                                          (DECREASE)        ACCUMULATED       ACCUMULATED
                                            PAID-IN        NET INVESTMENT    NET REALIZED
                                            CAPITAL         INCOME/(LOSS)     GAIN (LOSS)
                                         -------------     --------------    ------------
Small Cap Growth                         $   (272,118)      $    272,118     $         --
Mid Cap Growth                               (860,783)           (12,822)         873,605
Quality Growth                                   (432)             6,829           (6,397)
Dividend Growth                                   (18)               (58)              76
Micro Cap Value                               (71,059)               910           70,149
Small Cap Value                                   (87)          (163,296)         163,383
All Cap Value                                 (17,375)           (23,973)          41,348
Disciplined Large Cap Value                   148,906           (536,982)         388,076
Structured Large Cap Plus                  (5,734,579)           226,290        5,508,289
Equity Index                                     (337)           (80,089)          80,426
International Equity                         (440,482)          (520,670)         961,152
Strategic Income                                 (111)         2,330,405       (2,330,294)
LifeModel Aggressive(SM)                         (153)           194,694         (194,541)
LifeModel Moderately Aggressive(SM)              (268)           257,449         (257,181)
LifeModel Moderate(SM)                           (415)           276,002         (275,587)
LifeModel Moderately Conservative(SM)             (81)            38,250          (38,169)
LifeModel Conservative(SM)                        (52)            11,932          (11,880)
High Yield Bond                                   (48)                48               --
Total Return Bond                            (314,047)            (3,242)         317,289
Short Term Bond                               414,642            135,339         (549,981)

GUARANTEES AND INDEMNIFICATIONS - Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

FEDERAL TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At July 31, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2006-2008, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

RECENT ACCOUNTING PRONOUNCEMENTS - Effective August 1, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that a Fund would receive or pay to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels based upon inputs using quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3). Valuation levels are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant unobservable inputs (Level 3), FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 hierarchy categorization during the period. Level 3 holdings transfer in at beginning of period values and transfer out at end of period values. Total realized and unrealized gains and losses of Level 3 holdings are included in net realized and unrealized gains and losses in the Funds' Statements of Operations.

Effective July 31, 2009, the Funds adopted FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. See Note 11 for information about Fair Value Measurements.

Effective February 1, 2009, the Funds adopted FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement 133 ("FAS 161"). FAS 161 requires enhanced disclosures about Funds' derivative and hedging activities, including Funds' objectives for using derivatives and the strategies to achieve those objectives, quantitative disclosures about fair value amounts of and gains and losses on derivatives and disclosures about counterparty credit exposure related to derivatives. See Note 4 for information about Financial Derivative Investments and Note 12 for Fair Value Measurements of derivatives.

The Funds adopted FASB Statement of Financial Accounting Standards No, 165, Subsequent Events ("FAS 165"). FAS 165 requires the Funds to recognize the effects of events that provide additional evidence about conditions that existed at balance sheet date, including estimates inherent in the process of preparing financial statements.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

(3)   SECURITIES AND OTHER INVESTMENTS

REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SHORT SALES -- Structured Large Cap Plus may sell securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a "short against the box"), as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions. See Notes to Schedule of Investments.

As described in the Structured Large Cap Plus Fund's (the "Fund") Prospectuses, the Fund may sell securities short as part if its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the Fund's short sales. Due to bankruptcy, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the Fund's short positions that Fund management believes to be incorrect and materially disadvantageous to the Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 12, 2009. The Fund has established an escrow account at the Fund's custodian bank with respect to the amount in dispute ($18,179,102). The substance of the dispute itself has not been resolved. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with the Trust, and therefore are not invested in accordance with the Fund's investment strategy. The assets in the escrow account do not belong to the Fund or its shareholders. These assets also are not available to meet the Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of favorable outcome are too speculative to be included in the Fund's share value calculation. Therefore, the Fund's per share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the litigation will lose the right to benefit, should the outcome be favorable.

While the Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the Fund or its shareholders.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

In accordance with the Fund's prospectuses, the Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the Fund without regard to the Fund's expense limitation agreement. These expenses have been and may continue to be substantial. In addition, these expenses, as well as declines in assets resulting from recent market conditions, will result in the Fund's expense ratio for the current fiscal year being materially higher than that reflected in the Fund's prospectus. As of July 31, 2009, the Fund had incurred $350,233 of extraordinary legal expenses.

The Fund presently is closed to all new purchases. Shareholders who participate in automatic reinvestment of dividends and/or capital gains distributions will continue to receive shares of the Fund through those programs.

Beginning in March 2009, the new prime broker for the Fund's short sales is Pershing, LLC. Pershing, LLC is a subsidiary of the Bank of New York Mellon Corporation.

The LifeModel Funds(SM) invest in Structured Large Cap Plus. An increase in the expense ratio of Structured Large Cap Plus will affect the return on investments by the LifeModel Funds(SM).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery ("TBAs") transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

(4)   FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS--The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. Dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

FUTURES CONTRACTS--The Funds, with the exception of Dividend Growth, may enter into futures contracts which represent a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Cash and/or securities are segregated or delivered to dealers in order to maintain a position ("initial margin"). Subsequent payments made or received by a Fund based on the daily change in the market value of the position ("variation margin") are recorded as receivable or payable. The Funds recognize unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. Futures contracts open as of this report date are listed in the Notes to Schedules of Investments.

SWAP AGREEMENTS--The Funds may enter into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party - typically, a corporate issuer or sovereign issuer of an emerging country - on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the underlying asset. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally makes an upfront payment or pays a fixed rate throughout the term of the swap. In addition, as a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, "bullet-type" payments as "notional principal contracts" for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a "notional principal contract" for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes. The Funds' maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds' exposure to the counterparty.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. No funds have open swap contracts as of the date of this report.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

(5)   RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE--FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. ("Fort Washington") is High Yield Bond's Sub-Advisor. The Advisor compensates Fort Washington monthly at rates indicated in the prospectus applied to the Fund's average daily net assets. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

ADMINISTRATION FEE--FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations, including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

       ADMINISTRATION FEE         TRUST AVERAGE DAILY NET ASSETS
       ------------------         ------------------------------
       0.20%                      Up to $1 billion
       0.18%                      In excess of $1 billion up to $2 billion
       0.17%                      In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waivers and expense limitations below.

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS--In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 29, 2008). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on November 28, 2009. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                            CLASS EXPENSE LIMITATION *
                                                                                  --------------------------------------------
                                                                        ADMINI-                                     REIMBURSE-
                                                  ADVISORY   EXPENSE   STRATION                                      MENT
                                        ADVISORY    FEE      LIMITA-      FEE     INSTITU-                          RECOVER-
FUND                                      FEE      WAIVER    TION **    WAIVER     TIONAL     A       B       C       ABLE***
-----                                   --------  --------  --------  ----------  --------  -----   -----   -----   ---------
Small Cap Growth                          0.70%        NA      V           NA       1.01%   1.26%   2.01%   2.01%         NA
Mid Cap Growth*                           0.80%     0.10%      C        0.06%       0.93%   1.18%   1.93%   1.93%   $  170,251
Quality Growth                            0.80%        NA      C        0.02%       1.06%   1.31%   2.06%   2.06%   $  166,159
Dividend Growth                           0.80%     0.20%      C           NA       0.73%   0.98%   1.73%   1.73%   $  115,263
Micro Cap Value                           1.00%        NA      V           NA       1.35%   1.60%   2.35%   2.35%           NA
Small Cap Value                           0.90%        NA      V           NA       1.20%   1.45%   2.20%   2.20%           NA
All Cap Value*                            1.00%     0.10%      C        0.05%       1.14%   1.39%   2.14%   2.14%   $  272,146
Disciplined Large Cap Value*              0.80%     0.10%      C        0.01%       0.96%   1.21%   1.96%   1.96%   $  211,050
Structured Large Cap Plus++               0.70%        NA      C           NA       0.92%   1.17%   1.92%   1.92%   $  265,243
Equity Index^                             0.30%     0.20%      C        0.065%      0.19%   0.44%   1.19%   1.19%   $  679,753
International Equity (o)                  1.00%     0.14%      C           NA       1.21%   1.46%   2.21%   2.21%   $  124,905
Strategic Income*                         1.00%     0.35%      C        0.05%       0.91%   1.16%   1.91%   1.91%   $  258,133
LifeModel Aggressive(SM)                  0.15%     0.12%      C           NA       0.08%   0.33%   1.08%   1.08%   $  355,878
LifeModel Moderately Aggressive(SM)       0.15%     0.12%      C           NA       0.08%   0.33%   1.08%   1.08%   $  634,413
LifeModel Moderate(SM)                    0.15%     0.12%      C           NA       0.08%   0.33%   1.08%   1.08%   $  770,219
LifeModel Moderately Conservative(SM)     0.15%     0.12%      C           NA       0.08%   0.33%   1.08%   1.08%   $  214,117
LifeModel Conservative(SM)                0.15%     0.12%      C           NA       0.08%   0.33%   1.08%   1.08%   $  161,170
High Yield Bond                           0.70%        NA      C           NA       0.74%   0.99%   1.74%   1.74%   $  118,954
Total Return Bond *                       0.60%     0.15%      C        0.06%       0.65%   0.90%   1.63%   1.63%   $  500,789
Short Term Bond                           0.50%     0.10%      V           NA       0.64%   0.89%      NA   1.64%           NA

* The Funds' expense limitation for each class decreased by the following annual amounts during the period ended as of this report date. FTAM often accompanies a decrease in limitation with a corresponding increase in an advisory or administration waiver.

FUND                               DECREASE IN LIMITATION      EFFECTIVE DATE
-----                              ----------------------      ---------------
Mid Cap Growth                               0.16%             November 29, 2008
All Cap Value                                0.05%             November 29, 2008
Disciplined Large Cap Value                  0.05%             November 29, 2008
Strategic Income                             0.05%             November 29, 2008
Total Return Bond                            0.03%             November 29, 2008

**    C - Contractual, V - Voluntary (as of November 29, 2008).

*** The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2008 through July 31, 2009.

++ Because dividend expenses on short sales and extraordinary legal expenses are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the amount of these items.

^ The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.

(o) International Equity's Advisory Fee is 0.85% for net assets in excess of $750 million.

ACCOUNTING AND CUSTODY FEES-- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

        ACCOUNTING FEE        FUND AVERAGE DAILY NET ASSETS
        --------------        -----------------------------
        0.020%                Up to $500 million
        0.015%                In excess of $500 million up to $1 billion
        0.010%                In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan.

        CLASS              DISTRIBUTION/SERVICING FEE
        -------            --------------------------
        Class A                       0.25%
        Class B                       1.00%
        Class C                       0.75%

In addition, the Distributor earned commissions on certain sales of Class A shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $6,582 for the Trust, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed sales commissions of $148,565 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $2,843,909 for the period ended as of the report date.

ADMINISTRATIVE SERVICING FEE--The Trust has an Administrative Service Agreement with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at rates up to those shown below, based on average daily net assets of the respective classes.

        CLASS              ADMINISTRATIVE SERVICING FEE
        -------            ----------------------------
        Class C                       0.25%
        Select                        0.08%
        Preferred                     0.15%
        Trust                         0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

OTHER--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES--Citi (formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of Citi or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

(6)   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

                                         NON U.S. GOVERNMENT SECURITIES     U.S. GOVERNMENT SECURITIES
                                        -------------------------------   -----------------------------
FUND                                       PURCHASES          SALES         PURCHASES         SALES
------------------------------------    --------------   --------------   ------------    -------------
Small Cap Growth                        $   41,623,088   $   49,793,333   $         --    $          --
Mid Cap Growth                              55,315,588      123,310,260             --               --
Quality Growth                              99,049,536      158,595,142         12,360           44,004
Dividend Growth                             12,187,209       18,827,305             --               --
Micro Cap Value                             11,632,072       16,125,830             --               --
Small Cap Value                             43,575,290       46,063,611             --               --
All Cap Value                               64,145,608      103,427,920             --               --
Disciplined Large Cap Value                194,993,008      257,554,876             --               --
Structured Large Cap Plus                  166,200,627      175,377,518             --               --
Equity Index                                18,665,784       31,886,682             --               --
International Equity                       263,052,649      334,989,820             --               --
Strategic Income                            25,128,726       40,846,535        734,592        2,776,567
LifeModel Aggressive(SM)                    10,151,090       15,900,000             --               --
LifeModel Moderately Aggressive(SM)         16,375,487       26,750,000             --               --
LifeModel Moderate(SM)                      24,529,064       41,300,000             --               --
LifeModel Moderately Conservative(SM)        5,305,429       15,150,000             --               --
LifeModel Conservative(SM)                   2,563,958        3,925,000             --               --
High Yield Bond                             15,505,261       12,965,898             --               --
Total Return Bond                           40,137,002       97,104,505     28,343,064       91,817,921
Short Term Bond                             52,422,001       92,378,554     83,858,959       63,695,571

(7)   LINE OF CREDIT

As of February 1, 2008, the Funds have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, the Funds may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 (1)/3% of a Fund's net assets (except that with respect to Structured Large Cap Plus, borrowings may not exceed 10% of the Fund's net assets) and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the fiscal year.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

(8)   FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2009 and 2008 was as follows:

                                                 YEAR ENDED JULY 31, 2009                        YEAR ENDED JULY 31, 2008
                                        ------------------------------------------  --------------------------------------------
                                                 DISTRIBUTIONS PAID FROM                          DISTRIBUTIONS PAIDFROM
                                        ------------------------------------------  --------------------------------------------
                                              NET         TOTAL                                       NET             TOTAL
                                           ORDINARY    LONG TERM     DISTRIBUTIONS    ORDINARY      LONG TERM      DISTRIBUTIONS
                                            INCOME    CAPITAL GAINS      PAID          INCOME     CAPITAL GAINS        PAID
                                        ------------  -------------  -------------  ------------  -------------    -------------
Small Cap Growth                        $         --  $          --  $          --  $  8,873,764  $  31,126,216    $  39,999,980
Mid Cap Growth                                    --     18,599,504     18,599,504     3,389,553     45,218,701       48,608,254
Quality Growth                             1,785,090     12,504,389     14,289,479    21,265,643     67,802,545       89,068,188
Dividend Growth                              241,615             --        241,615       263,404             --          263,404
Micro Cap Value                              177,688         12,489        190,177     1,172,603     22,356,893       23,529,496
Small Cap Value                            1,145,372         20,850      1,166,222     2,310,779     11,137,686       13,448,465
All Cap Value                              3,208,122     12,448,038     15,656,160     7,678,070     41,680,209       49,358,279
Disciplined Large Cap Value                9,918,790      6,405,451     16,324,241    20,522,118     31,674,457       52,196,575
Structured Large Cap Plus                  2,273,281             --      2,273,281     1,388,324        955,083        2,343,407
Equity Index                               6,779,041             --      6,779,041     6,749,004             --        6,749,004
International Equity                       8,795,977     42,624,633     51,420,610    16,880,862     29,974,715       46,855,577
Strategic Income                           6,471,043         92,440      6,563,483     7,586,002      4,046,949       11,632,951
LifeModel Aggressive(SM)                   3,012,756     14,443,499     17,456,255     6,109,169     13,564,253       19,673,422
LifeModel Moderately
   Aggressive(SM)                          7,841,928     19,285,785     27,127,713    11,696,334     21,736,616       33,432,950
LifeModel Moderate(SM)                    15,066,250     18,699,879     33,766,129    20,278,652     24,782,374       45,061,026
LifeModel Moderately
   Conservative(SM)                        3,031,530      3,848,615      6,880,145     3,820,869      4,771,242        8,592,111
LifeModel Conservative(SM)                 2,178,274        817,947      2,996,221     2,234,699      1,227,481        3,462,180
High Yield Bond                            4,177,451             --      4,177,451     4,533,878             --        4,533,878
Total Return Bond                         25,772,859             --     25,772,859    26,468,692             --       26,468,692
Short Term Bond                            8,419,898             --      8,419,898    10,702,400             --       10,702,400

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows: TOTAL

                                             UNDISTRIBUTED       ACCUMULATED         UNREALIZED            ACCUMULATED
                             UNDISTRIBUTED     LONG-TERM         CAPITAL AND        APPRECIATION/           EARNINGS/
                            ORDINARY INCOME  CAPITAL GAINS       OTHER LOSSES      (DEPRECIATION)*          (DEFICIT)
                            ---------------  -------------   ------------------   -------------------   -------------------
Small Cap Growth             $          --   $          --   $      (15,603,802)  $           482,832   $       (15,120,970)
Mid Cap Growth                          --              --          (47,491,533)           (9,450,906)          (56,942,439)
Quality Growth                     773,475              --          (45,096,506)            9,143,994           (35,179,037)
Dividend Growth                      4,032              --          (17,611,110)              854,028           (16,753,050)
Micro Cap Value                         --              --           (7,983,326)           (1,965,600)           (9,948,926)
Small Cap Value                    178,113              --          (16,496,379)           (2,792,620)          (19,110,886)
All Cap Value                           --              --          (38,844,617)          (12,140,374)          (50,984,991)
Disciplined Large Cap Value         73,193              --         (105,341,568)           (9,351,160)         (114,619,535)
Structured Large Cap Plus          198,188              --          (61,356,149)              659,607           (60,498,354)
Equity Index                       250,656              --           (3,227,233)          105,583,206           102,606,629
International Equity             7,271,762              --         (153,768,430)            4,931,693          (141,564,975)
Strategic Income                 1,695,649              --           (9,359,395)          (21,960,100)          (29,623,846)
LifeModel Aggressive(SM)            38,503       1,637,324                    1           (43,289,527)          (41,613,699)
LifeModel Moderately
   Aggressive(SM)                  263,875         888,459                   --           (56,409,785)          (55,257,451)
LifeModel Moderate(SM)             814,894              --             (855,405)          (80,131,903)          (80,172,414)
LifeModel Moderately
   Conservative(SM)                162,773              --             (764,704)          (12,603,143)          (13,205,074)
LifeModel Conservative(SM)         165,388              --             (180,556)           (8,119,393)           (8,134,561)
High Yield Bond                     28,425              --           (4,917,166)           (2,921,722)           (7,810,463)
Total Return Bond                       --              --          (79,914,126)          (57,114,966)         (137,029,092)
Short Term Bond                    153,199              --          (19,445,705)           (5,356,077)          (24,648,583)

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses and return of capital distributions.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

As of July 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

                                                                         EXPIRATION YEAR
                      --------------------------------------------------------------------------------------------------------------
                             2010        2011        2012        2013        2014        2015        2016         2017         TOTAL
                      -----------  ----------  ----------  ----------   ---------  ----------  ----------  -----------  ------------
Small Cap Growth      $        --  $       --  $       --  $       --   $      --  $       --  $       --  $ 4,362,500  $  4,362,500
Dividend Growth        10,084,841   3,023,983      39,378          --          --          --          --    1,348,987    14,497,189
Micro Cap Value                --          --          --          --          --          --          --    2,441,069     2,441,069
Small Cap Value                --          --          --          --          --          --          --    2,188,201     2,188,201
All Cap Value                  --          --          --          --          --          --          --   11,136,332    11,136,332
Disciplined Large
   Cap Value                   --          --          --          --          --          --          --   18,715,803    18,715,803
Structured Large
    Cap Plus                   --          --     793,432          --          --          --   1,246,518   16,257,218    18,297,168
Equity Index                   --   2,617,392     605,734          --          --          --          --           --     3,223,126
International Equity    1,405,848   5,161,371          --          --          --          --          --   67,425,163    73,992,382
Strategic Income               --          --          --          --          --          --          --    1,379,950     1,379,950
LifeModel Moderate             --          --          --          --          --          --          --      855,404       855,404
LifeModel Moderately
   Conservative                --          --          --          --          --          --          --      764,706       764,706
LifeModel Conservative         --          --          --          --          --          --          --      180,556       180,556
High Yield Bond                --          --          --          --          --     382,634          --    1,319,442     1,702,076
Total Return Bond              --   2,967,989   3,490,975   6,705,683  12,507,496   4,893,287   1,172,463   28,880,095    60,617,988
Short Term Bond                --          --          --   4,956,929   9,778,491   4,709,395          --           --    19,444,815

As of July 31, 2009, the following Funds have additional capital loss carryforwards and built in losses, subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger:

                                                              EXPIRATION YEAR
                         2010       2011      2012      2013      2014      2015     2016           2017         TOTAL
                 ------------   --------   -------   -------   -------   -------   ------   ------------  ------------
Mid Cap Growth   $    592,404   $     --   $    --   $    --   $    --   $    --   $   --   $ 25,696,435  $ 26,288,839
Quality Growth      1,533,455         --        --        --        --        --       --      4,084,186     5,617,641

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2009, the following Funds deferred to August 1, 2009 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                                       CAPITAL
                                                       LOSSES
                                                    ------------
Small Cap Growth Fund                               $ 11,237,250
Mid Cap Growth                                        20,610,291
Quality Growth                                        37,945,410
Dividend Growth Fund                                   3,113,919
Micro Cap Value Fund                                   5,542,256
Small Cap Value Fund                                  14,308,178
All Cap Value                                         27,708,287
Disciplined Large Cap Value                           86,625,764
Structured Large Cap Plus                             43,054,374
International Equity                                  79,773,162
Strategic Income Fund                                  7,979,444
High Yield Bond                                        3,215,090
Total Return Bond                                     19,301,892

During the tax year ended July 31, 2009, the funds used/expired capital loss carryforwards in the following amounts:

                                                     AMOUNT USED  AMOUNT EXPIRED
                                                    ------------  --------------
Mid Cap Growth                                      $         --  $      592,404
Structured Large Cap Plus                                     --       5,734,447
Equity Index                                           1,464,349              --
International Equity                                          --         440,002
Total Return Bond                                             --         313,458
Short Term Bond                                        2,139,720              --

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

As of July 31, 2009, the following funds have a current year Investment Company taxable loss:
                                                                      TAXABLE
                                                                        LOSS
                                                                   ------------
Small Cap Growth                                                   $    246,144
Mid Cap Growth                                                          236,915

(9) RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the "Securities Act") and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by FTAM's Pricing Committee, comprised of personnel of the Advisor, subject to oversight by the Trustees, and in accordance with the Trust's Security Valuation Procedures, which have been approved by the Trustees of the Trust. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At July 31, 2009, Quality Growth, Strategic Income, Total Return Bond and Short Term Bond held the following restricted securities:

                                                                                                                  VALUE AS
                                                                     ACQUISITION    ACQUISITION       FAIR          % OF
                                              SECURITY TYPE              DATE          COST           VALUE       NET ASSETS
                                       --------------------------   ------------   ------------   ------------   -----------
QUALITY GROWTH
Aerco, Ltd., Series 2A, Class 3A         Asset-Backed Securities         2/28/07   $     76,618   $     29,963          0.01%
                                                                                   ============   ============   ===========
STRATEGIC INCOME
Aerco, Ltd., Series 2A, Class 3A         Asset-Backed Securities         2/28/07   $    922,178   $    329,590          0.40%
                                                                                   ============   ============   ===========
TOTAL RETURN BOND
Restructured Assets Certificates,
Series 2006-9                          Mortgage-Backed Securities        8/10/06   $  5,234,953   $  2,160,375          0.53%
Aerco, Ltd., Series 2A, Class 3A         Asset-Backed Securities         2/28/07      1,850,253        680,153          0.17%
                                                                                   ------------   ------------   -----------
                                                                                   $  7,085,206   $  2,840,528          0.70%
                                                                                   ============   ============   ===========
SHORT TERM BOND
SVO VOI Mortgage Corp.,
Series 2005-AA, Class A                  Asset-Backed Securities        11/16/05   $  1,289,252   $    730,298          0.31%
                                                                                   ============   ============   ===========

(10) PRINCIPAL RISKS

CONCENTRATION RISK - International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

MARKET AND CREDIT RISK - In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

INTEREST RATE RISK - Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

FOREIGN CURRENCY RISK - If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

(11) FAIR VALUE MEASUREMENTS

The following is a summary of the fair value hierarchy according to the inputs used as of July 31, 2009 in valuing the Funds' assets and liabilities:

                                                        FAIR VALUE MEASUREMENT AT 7/31/2009 USING
                                                  ------------------------------------------------------
                                                    QUOTED PRICES
                                                   IN ACTIVE MARKETS    SIGNIFICANT OTHER   SIGNIFICANT
                                                    FOR IDENTICAL          OBSERVABLE       UNOBSERVABLE
                                                      INVESTMENTS           INPUTS            INPUTS            VALUE AT
                                                       (LEVEL 1)           (LEVEL 2)          (LEVEL 3)         7/31/09
                                                  -------------------------------------------------------------------------
              Small Cap Growth
---------------------------------------------
Common Stocks*                                    $        47,616,264   $              --   $         --   $     47,616,264
Investments in Affiliates                                   3,453,073                  --             --          3,453,073
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        51,069,337   $              --   $         --   $     51,069,337
                                                  =========================================================================
               Mid Cap Growth
---------------------------------------------
Common Stocks*                                    $        95,551,393   $              --   $         --   $     95,551,393
Investments in Affiliates                                     918,618                  --             --            918,618
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        96,470,011   $              --   $         --   $     96,470,011
                                                  =========================================================================
               Quality Growth
---------------------------------------------
Common Stocks*                                    $       298,257,842   $              --   $         --   $    298,257,842
Asset-Backed Securities          Manufactured
                            Housing ABS Other                      --             125,001             --            125,001
                                    Other ABS                      --                  --         29,963             29,963
Corporate Bonds                                                    --             158,172             --            158,172
Mortgage-Backed Securities                                         --           1,144,516             --          1,144,516
U.S. Government Agencies                                           --             853,845             --            853,845
Investments in Affiliates                                   5,542,098                  --             --          5,542,098
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       303,799,940   $       2,281,534   $     29,963   $    306,111,437
                                                  =========================================================================
               Dividend Growth
---------------------------------------------
Common Stocks*                                    $         8,817,399   $              --   $         --   $      8,817,399
Exchange-Traded Funds                                         102,172                  --             --            102,172
Investments in Affiliates                                     188,259                  --             --            188,259
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $         9,107,830   $              --   $         --   $      9,107,830
                                                  =========================================================================
               Micro Cap Value
---------------------------------------------
Common Stocks*                                    $        26,211,975   $              --   $         --   $     26,211,975
Investments in Affiliates                                   1,698,188                  --             --          1,698,188
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        27,910,163   $              --   $         --   $     27,910,163
                                                  =========================================================================
               Small Cap Value
---------------------------------------------
Common Stocks*                                    $        64,713,740   $              --   $         --   $     64,713,740
Investments in Affiliates                                   2,991,492                  --             --          2,991,492
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        67,705,232   $              --   $         --   $     67,705,232
                                                  =========================================================================
                All Cap Value
---------------------------------------------
Common Stocks*                                    $       138,034,606   $              --   $         --   $    138,034,606
Investments in Affiliates                                   3,665,349                  --             --          3,665,349
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       141,699,955   $              --   $         --   $    141,699,955
                                                  =========================================================================
         Disciplined Large Cap Value
---------------------------------------------
Common Stocks*                                    $       313,408,410   $              --   $         --   $    313,408,410
Investments in Affiliates                                   6,440,971                  --             --          6,440,971
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       319,849,381   $              --   $         --   $    319,849,381
                                                  =========================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                         FAIR VALUE MEASUREMENT AT 7/31/2009 USING
                                                  ------------------------------------------------------
                                                    QUOTED PRICES
                                                   IN ACTIVE MARKETS    SIGNIFICANT OTHER   SIGNIFICANT
                                                      FOR IDENTICAL         OBSERVABLE      UNOBSERVABLE
                                                       INVESTMENTS           INPUTS           INPUTS           VALUE AT
                                                        (LEVEL 1)           (LEVEL 2)        (LEVEL 3)          7/31/09
                                                  -------------------------------------------------------------------------
     Structured Large Cap Plus
---------------------------------------------
Common Stocks*                                    $        98,285,923   $              --   $         --   $     98,285,923
Investments in Affiliates                                   2,982,162                  --             --          2,982,162
Securities Sold Short                                     (22,710,386)                 --             --        (22,710,386)
Other Financial Instruments**                                 227,621                  --             --            227,621
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        78,785,320   $              --   $         --   $     78,785,320
                                                  =========================================================================
            Equity Index
---------------------------------------------
Common Stocks*                                    $       260,182,973   $              --   $         --   $    260,182,973
Investments in Affiliates                                   6,479,731                  --             --          6,479,731
Other Financial Instruments**                                 428,294                  --             --            428,294
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       267,090,998   $              --   $         --   $    267,090,998
                                                  =========================================================================
        International Equity
---------------------------------------------
Foreign Stocks*                                   $       234,633,345   $              --   $         --   $    234,633,345
Investment Companies                                        7,235,800                  --             --          7,235,800
Investments in Affiliates                                   3,505,231                  --             --          3,505,231
Other Financial Instruments**                                 407,475                  --             --            407,475
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       245,781,851   $              --   $         --   $    245,781,851
                                                  =========================================================================
          Strategic Income
---------------------------------------------
Asset-Backed Securities             Other ABS     $                --   $         699,105   $    329,590   $      1,028,695
                                        Other                      --           1,619,238             --          1,619,238
Convertible Bonds                                                  --             421,812             --            421,812
Corporate Bonds                                                    --          16,954,148             --         16,954,148
Foreign Bonds                                                      --           5,748,906             --          5,748,906
Mortgage-Backed Securities                                         --           5,118,621             --          5,118,621
U.S. Government Agencies                                           --           3,344,813             --          3,344,813
U.S. Treasury Obligation                                           --             939,450             --            939,450
Common Stocks*                                              3,551,693                  --             --          3,551,693
Investment Companies                                        3,159,580                  --             --          3,159,580
Convertible Preferred Stock                                 3,186,290                  --             --          3,186,290
Preferred Stock                                            32,507,730                  --             --         32,507,730
Investments in Affiliates                                   4,383,694                  --             --          4,383,694
Other Financial Instruments**                                 209,862                  --             --            209,862
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        46,998,849   $      34,846,093   $    329,590   $     82,174,532
                                                  =========================================================================
        LifeModel Aggressive
---------------------------------------------
Investments in Affiliates                         $       112,848,898   $              --   $         --   $    112,848,898
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       112,848,898   $              --   $         --   $    112,848,898
                                                  =========================================================================
       LifeModel Moderately Aggressive
---------------------------------------------
Investments in Affiliates                         $       206,602,375   $              --   $         --   $    206,602,375
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       206,602,375   $              --   $         --   $    206,602,375
                                                  =========================================================================
         LifeModel Moderate
---------------------------------------------
Investments in Affiliates                         $       330,027,938   $              --   $         --   $    330,027,938
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $       330,027,938   $              --   $         --   $    330,027,938
                                                  =========================================================================
      LifeModel Moderately Conservative
---------------------------------------------
Investments in Affiliates                         $        62,082,036   $              --   $         --   $     62,082,036
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        62,082,036   $              --   $         --   $     62,082,036
                                                  =========================================================================
       LifeModel Conservative
---------------------------------------------
Investments in Affiliates                         $        43,604,292   $              --   $         --   $     43,604,292
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        43,604,292   $              --   $         --   $     43,604,292
                                                  =========================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                                        FAIR VALUE MEASUREMENT AT 7/31/2009 USING
                                                  ------------------------------------------------------
                                                    QUOTED PRICES
                                                   IN ACTIVE MARKETS    SIGNIFICANT OTHER   SIGNIFICANT
                                                     FOR IDENTICAL         OBSERVABLE       UNOBSERVABLE
                                                     INVESTMENTS            INPUTS             INPUTS           VALUE AT
                                                      (LEVEL 1)           (LEVEL 2)          (LEVEL 3)          7/31/09
                                                  -------------------------------------------------------------------------
          High Yield Bond
---------------------------------------------
Corporate Bonds                                   $                --   $      43,062,265   $         --   $     43,062,265
Foreign Bonds                                                      --           7,148,358             --          7,148,358
Preferred Stock                                                92,094                  --             --             92,094
Investment in
Affiliates                                                    231,361                  --             --            231,361
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $           323,455   $      50,210,623   $         --   $     50,534,078
                                                  =========================================================================
         Total Return Bond
---------------------------------------------
Asset-Backed Securities             Other ABS     $                --   $       8,924,341   $    680,153   $      9,604,494
                                        Other                      --          16,209,582             --         16,209,582
Corporate Bonds                                                    --          69,093,317             --         69,093,317
Foreign Bonds*                                                     --          11,102,215             --         11,102,215
Mortgage-Backed
   Securities               Agency Collateral
                                        Other                      --                  --      2,160,375          2,160,375
                                   CMBS Other                      --          29,506,543      3,960,000         33,466,543
                                         CMBS
                                 Subordinated                      --           9,266,233      4,316,500         13,582,733
                                        Other                      --          60,761,818             --         60,761,818
U.S. Government
Agency                                                             --         170,866,852             --        170,866,852
U.S. Treasury
Obligations                                                        --           5,204,806             --          5,204,806
Preferred Stocks                                            4,927,110                  --             --          4,927,110
Demand Notes                                                       --             799,546             --            799,546
Investment in Affiliates                                   10,075,825                  --             --         10,075,825
Other Financial
   Instruments**                                              365,872                  --             --            365,872
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $        15,368,807   $     381,735,253   $ 11,117,028   $    408,221,088
                                                  =========================================================================
          Short Term Bond
---------------------------------------------
Asset-Backed
Securities                                        $                --   $      25,033,963   $         --   $     25,033,963
Corporate Bonds                                                    --          51,797,319             --         51,797,319
Foreign Bonds*                                                     --           4,848,580             --          4,848,580
Mortgage-Backed
Securities                                                         --          42,240,207             --         42,240,207
Municipal Bonds                                                    --             276,928             --            276,928
U.S. Government
Agencies                                                           --          95,137,475             --         95,137,475
U.S. Treasury
Obligations                                                        --           2,828,049             --          2,828,049
Investment in
Affiliates                                                  7,961,361                  --             --          7,961,361
Other Financial
Instruments**                                                  (8,394)                 --             --            (8,394)
---------------------------------------------     -------------------------------------------------------------------------
Total                                             $         7,952,967   $     222,162,521   $         --   $    230,115,488
                                                  =========================================================================

* Refer to Schedules of Investments for further information by industry/type and country.

** Other financial instruments include open futures contracts which were valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of the fair value measurements using significant unobservable inputs for the Fund during the year ended July 31, 2009:

                                                                                         TOTAL
                                                                          TOTAL        CHANGE IN       TRANSFERS
                                 BEGINNING       NET         ACCRUED     REALIZED      UNREALIZED      IN AND/OR      ENDING
                                  BALANCE     PURCHASES     DISCOUNTS      GAINS      APPRECIATION      OUT OF        BALANCE
QUALITY GROWTH                   7/31/2008     (SALES)     (PREMIUMS)    (LOSSES)    (DEPRECIATION)     LEVEL 3      07/31/2009
--------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities
--------------------------------------------------------------------------------------------------------------------------------
   Other ABS                     $      --   $   (7,784)  $     3,534   $      705   $      (30,164)  $    63,672   $     29,963
--------------------------------------------------------------------------------------------------------------------------------
Total                            $      --   $   (7,784)  $     3,534   $      705   $      (30,164)  $    63,672   $     29,963

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                                                                          TOTAL
                                                                          TOTAL         CHANGE IN        TRANSFERS
                                 BEGINNING       NET         ACCRUED     REALIZED      UNREALIZED       IN AND/OR      ENDING
                                  BALANCE     PURCHASES     DISCOUNTS      GAINS      APPRECIATION       OUT OF       BALANCE
STRATEGIC INCOME                 7/31/2008     (SALES)     (PREMIUMS)    (LOSSES)    (DEPRECIATION)      LEVEL 3      07/31/2009
--------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities
--------------------------------------------------------------------------------------------------------------------------------
   Other ABS                     $      --   $  (85,627)  $    41,462   $    7,570   $     (334,208)  $   700,393   $    329,590
--------------------------------------------------------------------------------------------------------------------------------
Total                            $      --   $  (85,627)  $    41,462   $    7,570   $     (334,208)  $   700,393   $    329,590

                                                                                       TOTAL
                                                                         TOTAL        CHANGE IN       TRANSFERS
                                 BEGINNING       NET        ACCRUED     REALIZED      UNREALIZED      IN AND/OR       ENDING
                                  BALANCE     PURCHASES     DISCOUNTS     GAINS      APPRECIATION       OUT OF        BALANCE
TOTAL RETURN BOND                 7/31/2008    (SALES)     (PREMIUMS)    (LOSSES)    (DEPRECIATION)     LEVEL 3     07/31/2009
--------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities
   Other ABS                     $ 429,095   $ (393,864)  $    82,171  $(3,938,200)  $    3,334,510   $ 1,166,441   $    680,153
Mortgage Backed Securities
   Agency Collateral Other              --           --             2           --       (1,462,127)    3,622,500      2,160,375
   CMBS Other                           --           --            --           --           13,520     3,946,480      3,960,000
   CMBS Subordinated                    --           --            --           --          388,372     3,928,128      4,316,500
                                 -----------------------------------------------------------------------------------------------
Total                            $ 429,095   $ (393,864)  $    82,173  $(3,938,200)  $    2,274,275   $12,663,549   $ 11,117,028

(12) FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds' derivative instruments categorized by risk exposure:

STRUCTURED LARGE CAP PLUS FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2009:

                                            DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                  INTEREST    FOREIGN
                                   RATE       EXCHANGE       CREDIT      EQUITY          OTHER
                                 CONTRACTS    CONTRACTS    CONTRACTS    CONTRACTS       CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Assets Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin receivable**    $      --   $       --   $        --   $  227,621   $           --   $   227,621
=================================================================================================================
Liabilities Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin payable**       $      --   $       --   $        --   $       --   $           --   $        --
=================================================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                  INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                 INTEREST     FOREIGN
                                   RATE       EXCHANGE      CREDIT         EQUITY        OTHER
                                 CONTRACTS    CONTRACTS    CONTRACTS     CONTRACTS      CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain/(loss) on futures
   contracts                     $      --   $       --   $        --   $  (43,098)  $           --   $   (43,098)
-----------------------------------------------------------------------------------------------------------------
                                 $      --   $       --   $        --   $  (43,098)  $           --   $   (43,098)
=================================================================================================================

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Net change in unrealized
   appreciation/(depreciation)
   on futures contracts          $      --   $       --   $        --   $  615,840   $           --   $   615,840
-----------------------------------------------------------------------------------------------------------------
                                 $      --   $       --   $        --   $  615,840   $           --   $   615,840
=================================================================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

EQUITY INDEX FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                 INTEREST      FOREIGN
                                   RATE       EXCHANGE       CREDIT       EQUITY          OTHER
                                 CONTRACTS    CONTRACTS    CONTRACTS     CONTRACTS      CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Assets Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin receivable**    $      --   $       --   $        --   $  428,294   $           --   $   428,294
=================================================================================================================
Liabilities Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin payable**       $      --   $       --   $        --   $       --   $           --   $        --
=================================================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                 INTEREST     FOREIGN
                                   RATE       EXCHANGE     CREDIT       EQUITY            OTHER
                                 CONTRACTS   CONTRACTS   CONTRACTS     CONTRACTS        CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Realized Gain/(Loss) on Derivatives Recognized in Income

Net realized gain/(loss) on
   futures
    contracts                    $      --   $       --   $        --   $  625,832   $           --   $   625,832
-----------------------------------------------------------------------------------------------------------------
                                 $      --   $       --   $        --   $  625,832   $           --   $   625,832
=================================================================================================================

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Net change in unrealized
   appreciation/(depreciation)
   on futures contracts          $      --   $       --   $        --   $  777,058   $           --   $   777,058
-----------------------------------------------------------------------------------------------------------------
                                 $      --   $       --   $        --   $  777,058   $           --   $   777,058
=================================================================================================================

INTERNATIONAL EQUITY FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                 INTEREST     FOREIGN
                                   RATE       EXCHANGE    CREDIT        EQUITY            OTHER
                                 CONTRACTS   CONTRACTS  CONTRACTS     CONTRACTS         CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Assets Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin receivable**    $      --   $   98,676   $        --   $  308,799   $           --   $   407,475
=================================================================================================================
Liabilities Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin payable**       $      --   $       --   $        --   $       --   $           --   $        --
=================================================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                  INTEREST     FOREIGN
                                   RATE        EXCHANGE     CREDIT        EQUITY         OTHER
                                 CONTRACTS    CONTRACTS    CONTRACTS     CONTRACTS      CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Realized Gain/(Loss) on Derivatives Recognized in Income

Net realized gain/(loss) on
   futures
   contracts                     $      --   $  171,281   $        --   $  745,661   $           --   $   916,942
-----------------------------------------------------------------------------------------------------------------
                                 $      --   $  171,281   $        --   $  745,661   $           --   $   916,942
=================================================================================================================

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Net change in unrealized
   appreciation/(depreciation) on
   futures contracts             $      --   $  554,497   $        --   $  918,026   $           --   $ 1,472,523
-----------------------------------------------------------------------------------------------------------------
                                 $      --   $  554,497   $        --   $  918,026   $           --   $ 1,472,523
=================================================================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

STRATEGIC INCOME FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                 INTEREST      FOREIGN
                                   RATE        EXCHANGE     CREDIT       EQUITY          OTHER
                                 CONTRACTS    CONTRACTS   CONTRACTS     CONTRACTS       CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Assets Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin receivable**    $      --   $  235,851   $        --   $       --   $           --   $   235,851
=================================================================================================================
Liabilities Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin payable**       $ (25,989)  $       --   $        --   $       --   $           --   $   (25,989)
=================================================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                 INTEREST      FOREIGN
                                   RATE        EXCHANGE     CREDIT        EQUITY          OTHER
                                 CONTRACTS    CONTRACTS    CONTRACTS     CONTRACTS      CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Realized Gain/(Loss) on Derivatives Recognized in Income

Net realized gain/(loss) on
   foreign currency
   transactions                  $      --   $  179,184   $        --   $       --   $           --   $   179,184
-----------------------------------------------------------------------------------------------------------------
                                 $      --   $  179,184   $        --   $       --   $           --   $   179,184
=================================================================================================================

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Net change in unrealized
   appreciation/(depreciation)
   on futures contracts          $ 209,862   $       --   $        --   $       --   $           --   $   209,862
Net change in unrealized
   appreciation/(depreciation)
   on translation of assets
   and liabilities denominated
   in foreign currencies                --     (171,117)           --           --               --      (171,117)
-----------------------------------------------------------------------------------------------------------------
                                 $ 209,862   $ (171,117)  $        --   $       --   $           --   $    38,745
=================================================================================================================

TOTAL RETURN BOND FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                 INTEREST     FOREIGN
                                   RATE       EXCHANGE       CREDIT       EQUITY          OTHER
                                 CONTRACTS   CONTRACTS     CONTRACTS    CONTRACTS       CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Assets Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin receivable**    $ 365,872   $       --   $        --   $       --   $           --   $   365,872
=================================================================================================================
Liabilities Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin payable**       $      --   $       --   $        --   $       --   $           --   $        --
=================================================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                  INTEREST    FOREIGN
                                    RATE      EXCHANGE      CREDIT        EQUITY         OTHER
                                 CONTRACTS   CONTRACTS     CONTRACTS    CONTRACTS       CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Realized Gain/(Loss) on Derivatives Recognized in Income

Net realized gain/(loss) on
   futures
   contracts                   $(1,395,249)  $       --   $        --   $       --   $           --   $(1,395,249)
-----------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) on
   foreign
   currency transactions                --      471,537            --           --               --       471,537
-----------------------------------------------------------------------------------------------------------------
                               $(1,395,249)  $  471,537   $        --   $       --   $           --   $  (923,712)
=================================================================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

TOTAL RETURN BOND FUND, CONTINUED

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Net change in unrealized
   appreciation/(depreciation)
   on futures contracts          $ 543,471   $       --   $        --   $       --   $           --   $   543,471
Net change in unrealized
   appreciation/(depreciation) on
   translation of assets and
   liabilities
   denominated in foreign
   currencies                           --     (450,309)           --           --               --      (450,309)
-----------------------------------------------------------------------------------------------------------------
                                 $ 543,471   $ (450,309)  $        --   $       --   $           --   $    93,162
=================================================================================================================

SHORT TERM BOND FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                 INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                  INTEREST     FOREIGN
                                    RATE       EXCHANGE     CREDIT        EQUITY         OTHER
                                 CONTRACTS    CONTRACTS    CONTRACTS     CONTRACTS      CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Assets Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin receivable**    $      --   $       --   $        --   $       --   $           --   $        --
=================================================================================================================
Liabilities Derivatives
-----------------------------------------------------------------------------------------------------------------
Variation margin payable**       $  (8,394)  $       --   $        --   $       --   $           --   $    (8,394)
=================================================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended July 31, 2009:

                                             DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
                                                  INSTRUMENTS UNDER STATEMENT 133
                                 ------------------------------------------------------------------
                                  INTEREST    FOREIGN
                                    RATE      EXCHANGE       CREDIT       EQUITY          OTHER
                                 CONTRACTS    CONTRACTS    CONTRACTS     CONTRACTS      CONTRACTS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Realized Gain/(Loss) on Derivatives Recognized in Income

Net realized gain/(loss) on
   futures
   contracts                     $ 322,225   $       --   $        --   $       --   $           --   $  322,225
-----------------------------------------------------------------------------------------------------------------
                                 $ 322,225   $       --   $        --   $       --   $           --   $  322,225
=================================================================================================================

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Net change in unrealized
   appreciation/(depreciation) on
   futures contracts             $(159,259)  $       --   $        --   $       --   $           --   $  (159,259)
-----------------------------------------------------------------------------------------------------------------
                                 $(159,259)  $       --   $        --   $       --   $           --   $  (159,259)
=================================================================================================================

*     See Note 2 - Significant Accounting Policies for additional information.

** The Fair Values of Derivative Instruments may include cumulative appreciation/(depreciation) of futures contracts as reported in the Notes to Schedules of Investments. Only the current day's variation margin is reported in the Statements of Assets and Liabilities.

The derivative instruments outstanding as of July 31, 2009 as disclosed in the Notes to the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

(13) LEHMAN BROTHERS BANKRUPTCY AND DEFAULT ON SECURITIES LENDING

On September 15, 2008, Lehman Brothers (Lehman) filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The securities lending agreements between Lehman and each Fund were terminated by Lehman's bankruptcy filing and Lehman's failure to return the borrowed securities. Under the agreements and due to borrower default, each Fund had the right to seize the collateral pledged by Lehman as security for the borrowed securities. The collateral was liquidated to fund the cost of replacement securities purchased, which were the same as the securities that were on loan and not returned. For financial reporting purposes, the transactions are treated as a sale as of September 17, 2008 of the original securities recognizing gain (loss) and a new purchase of replacement securities with a new basis and holding period. For Federal income tax purposes, however, the Internal Revenue Service concluded in Revenue Procedure 2008-63 that the purchase of replacement securities will be considered a non-taxable event (not as a sale and purchase and no recognition of gain (loss), change in basis or holding period), provided the requirements under Internal Revenue Code (IRC) Section 1058(b) are met. The Funds believe all requirements of the Revenue Procedure have been met.

                                                                  NET REALIZED
                                                                  GAIN (LOSS)
                                                                   ON SALE OF
                                                                    ORIGINAL
                                                                   SECURITIES
FUND
---------------                                                   ------------
Small Cap Growth                                                  $   (149,891)
Quality Growth                                                         (24,861)
Micro Cap Value                                                        (78,548)
Small Cap Value                                                       (153,200)
Equity Index                                                          (248,631)
High Yield Bond                                                       (114,109)

(14) SUBSEQUENT EVENTS

In accordance with the provision set forth in FAS 165, management has evaluated the possibility of subsequent events existing in the Funds' financial statements through September 22, 2009. Management has determined that there are no additional material events that would require disclosure in the Funds' financial statements through this date.

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Fifth Third Small Cap Growth Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Structured Large Cap Plus Fund, Fifth Third Equity Index Fund, Fifth Third Micro Cap Value Fund, Fifth Third Small Cap Value Fund, Fifth Third All Cap Value Fund (formerly Fifth Third Multi Cap Value Fund), Fifth Third Disciplined Large Cap Value Fund, Fifth Third LifeModel Aggressive Fund, Fifth Third LifeModel Moderately Aggressive Fund, Fifth Third LifeModel Moderate Fund, Fifth Third LifeModel Moderately Conservative Fund, Fifth Third LifeModel Conservative Fund, Fifth Third Strategic Income Fund, Fifth Third Dividend Growth Fund, Fifth Third International Equity Fund, Fifth Third High Yield Bond Fund, Fifth Third Total Return Bond Fund (formerly Fifth Third Bond
Fund), and Fifth Third Short Term Bond Fund (hereafter collectively referred to as the "Funds") at July 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for the Fifth Third Structured Large Cap Plus Fund for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 22, 2009

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                         FIFTH THIRD FUNDS MANAGEMENT ^

The Trustees and Officers of the Funds, their age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.
                              INDEPENDENT TRUSTEES
                              --------------------

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                       POSITION(S)         TERM OF                                         IN FUND
                           HELD          OFFICE AND                                        COMPLEX              OTHER
     NAME AND            WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)         OVERSEEN BY        DIRECTORSHIPS
       AGE                FUNDS          TIME SERVED(1)   DURING THE PAST 5 YEARS           TRUSTEE         HELD BY TRUSTEE
------------------    --------------    ---------------   ---------------------------    -------------    -------------------
Edward Burke Carey    Chairman-Board       January        Carey Realty Investments,           24                Canisius
Age: 64                of Trustees      1989-Present      Inc. (real estate                                 College-Trustee.
                                                          development and
                                                          consulting), President,
                                                          1990-Present.

David J. Durham          Trustee         June 2001-       Chairman of Clipper                 24                None
Age: 64                                    Present        Products, Inc., a wholesale
                                                          distributor, 2005-Present.
                                                          Chairman of Norris Products
                                                          Corp., a wholesale
                                                          distributor, 2005-Present.
                                                          President and Chief
                                                          Executive Officer of
                                                          Clipper Products, Inc.,
                                                          1997-Present.

J. Joseph Hale Jr.       Trustee            March         EVP and Managing Director,          24          Trustee for Hanover
Age: 59                                 2001-Present      DHR International                                College. National
                                                          (executive recruiter),                          Underground Freedom
                                                          April 2007-Present.                                 Center, The
                                                          Consultant, Duke Energy,                        Cincinnati Zoo, The
                                                          April 2006-March 2007.                           Ohio Arts Council,
                                                          President, Cinergy                                 The Cincinnati
                                                          Foundation, November                             Parks Foundation,
                                                          2001-March 2006.                                  and Playhouse in
                                                                                                               the Park.

John E. Jaymont          Trustee           October        AVP, PIANKO, Feb. 2002-             24          Printing Industries
Age: 64                                 2001- Present     Present. Business                                 of America: Web
                                                          Management Consultant,                             Offset Assoc.,
                                                          April 2000-February 2002.                         Director; Master
                                                                                                              Printers of
                                                                                                           America, Director.

David J. Gruber          Trustee          December        President, DJG Financial            24                  None
Age: 45                                 2003-Present      Consulting (accounting and
                                                          finance consultant), June
                                                          2007-Present. Resources
                                                          Global Professionals,
                                                          Project Professional,
                                                          December 2004-June 2007.
                                                          Ohio Arts & Sports
                                                          Facilities Commission
                                                          (state funding oversight
                                                          agency), CFO, April
                                                          2003-December 2004. Ohio
                                                          Expositions Commission
                                                          (state fair and expo
                                                          center), Finance Director,
                                                          April 1996-March 2003.

^ Additional disclosure can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                    OFFICERS
                                    --------

                                                  TERM OF
                             POSITION(S)         OFFICE AND
                                 HELD            LENGTH OF
      NAME                     WITH THE             TIME             PRINCIPAL OCCUPATION(S)
     AND AGE                    FUNDS            SERVED(1)           DURING THE PAST 5 YEARS
--------------------    -------------------    ------------    -------------------------------------
E. Keith Wirtz               President            April        President, Fifth Third Asset
Age: 49                                        2007-Present    Management, Inc. 2003- Present,
                                                               Managing Partner, Paladin Investment
                                                               Associates, LLC, 2000-2003.

Matthew A. Ebersbach       Vice President         March        Vice President of Fifth Third Bank
Age: 39                                        2006-Present    since 2001.

Richard B. Ille            Vice President         April        Managing Director, Products and
Age: 44                                        2007-Present    Marketing, Fifth Third Asset
                                                               Management, Inc., 2001-Present.

James A. Mautino             Anti-Money          February      Vice President and Chief Compliance
Age: 41                    Laundering and      2007-Present    Officer, Fifth Third Asset
                          Chief Compliance                     Management, Inc. August
                              Officer                          2005-Present, Director of Risk and
                                                               Compliance, State Street Bank and
                                                               Trust Company, October 1995-July
                                                               2005.

Shannon King                 Treasurer            March        Vice President, Fifth Third Asset
Age: 37                                        2008-Present    Management, Inc. September
                                                               2007-Present, Assistant Vice
                                                               President and Capital Markets
                                                               Derivative Manager, Fifth Third
                                                               Bank, 2005- 2007, Capital Markets
                                                               Accounting Manager, Fifth Third Bank
                                                               2001-2005.

Matthew A. Swendiman         Secretary            April        Vice President and Counsel of Fifth
Age: 36                                        2007-Present    Third Bank, March 2006 to Present.
                                                               Attorney, Kirkpatrick & Lockhart
                                                               Nicholson Graham, LLP, May
                                                               2005-March 2006. Counsel, The
                                                               Phoenix Companies, Inc., July
                                                               2002-April 2005. Assistant Vice
                                                               President and Assistant Counsel,
                                                               Conseco Capital Management, Inc.,
                                                               December 2000-June 2002.

Ryan Casey              Assistant Treasurer       April        Assistant Vice President, State
Age: 36                                        2009-Present    Street Bank and Trust Company (a
                                                               Massachusetts trust company) from
                                                               2000 to Present.

Tracy Kaufman           Assistant Treasurer        June        Assistant Vice President, State
Age: 50                                        2007-Present    Street Bank and Trust Company (a
                                                               Massachusetts trust company) from
                                                               1986 to Present.

Francine S. Hayes       Assistant Secretary        June        Vice President and Counsel, State
Age: 41                                        2007-Present    Street Bank and Trust Company (a
                                                               Massachusetts trust company) from
                                                               2004 to Present; and Assistant Vice
                                                               President and Counsel, State Street
                                                               Bank and Trust Company, from 2001 to
                                                               2004.

(1) Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust's Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which the Trustee's 72nd birthday occurs. The Trust's Officers are elected annually by the Trustees.

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FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                           ADDITIONAL TAX INFORMATION

For the taxable year ended July 31, 2009, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

                                                                     PERCENTAGE
                                                                  -------------
Quality Growth                                                               88%
Dividend Growth                                                             100%
Micro Cap Value                                                              96%
Small Cap Value                                                             100%
All Cap Value                                                               100%
Disciplined Large Cap Value                                                 100%
Structured Large Cap Plus                                                   100%
Equity Index                                                                100%
Strategic Income                                                             30%
LifeModel Aggressive(SM)                                                     35%
LifeModel Moderately Aggressive(SM)                                          21%
LifeModel Moderate(SM)                                                       12%
LifeModel Moderately Conservative(SM)                                         8%
LifeModel Conservative(SM)                                                    3%

For the fiscal year ended July 31, 2009, certain dividends paid by the Funds are subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2009, complete information will be reported on shareholders' 2009 Form 1099-DIV. The Funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2009:

                                                                         AMOUNT
                                                                  -------------
Quality Growth                                                    $   1,574,868
Dividend Growth                                                         241,615
Micro Cap Value                                                         170,731
Small Cap Value                                                       1,145,340
All Cap Value                                                         3,208,122
Disciplined Large Cap Value                                           9,918,422
Structured Large Cap Plus                                             2,273,281
Equity Index                                                          6,779,041
International Equity                                                  9,151,161
Strategic Income                                                      2,636,618
LifeModel Aggressive(SM)                                                837,118
LifeModel Moderately Aggressive(SM)                                   1,120,468
LifeModel Moderate(SM)                                                1,229,855
LifeModel Moderately Conservative(SM)                                   174,516
LifeModel Conservative(SM)                                               53,758

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

The Funds designate the following amounts or maximum amounts allowable as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

                                                                         AMOUNT
                                                                  -------------
Mid Cap Growth                                                    $  18,599,504
Quality Growth                                                       12,504,389
Micro Cap Value                                                          12,489
Small Cap Value                                                          20,850
All Cap Value                                                        12,448,038
Disciplined Large Cap Value                                           6,405,451
International Equity                                                 42,624,633
Strategic Income                                                         92,440
LifeModel Aggressive(SM)                                             14,443,499
LifeModel Moderately Aggressive(SM)                                  19,285,785
LifeModel Moderate(SM)                                               18,699,879
LifeModel Moderately Conservative(SM)                                 3,848,615
LifeModel Conservative(SM)                                              817,947

International Equity may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on July 31, 2009 are as follows:

                                                              FOREIGN   FOREIGN
                                                               SOURCE     TAX
                                                               INCOME    EXPENSE
                                                             ---------  --------
International Equity                                         $    0.32  $   0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with their 2009 Form 1099-DIV.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                                EXPENSE             EXPENSE
                                                                BEGINNING       ENDING            PAID               RATIO
                                                                 ACCOUNT       ACCOUNT           DURING              DURING
                                                                  VALUE         VALUE            PERIOD*             PERIOD
                                                                 2/1/09        7/31/09      2/1/09 - 7/31/09    2/1/09 - 7/31/09
                                                               -----------    ----------    ----------------    ----------------
Small Cap Growth                       Institutional Shares    $  1,000.00    $ 1,282.70    $           5.72         1.01%
                                       Class A Shares             1,000.00      1,283.40                7.13         1.26%
                                       Class B Shares             1,000.00      1,277.90               11.35         2.01%
                                       Class C Shares             1,000.00      1,277.20               11.35         2.01%

Mid Cap Growth                         Institutional Shares       1,000.00      1,281.00                5.26         0.93%
                                       Class A Shares             1,000.00      1,279.40                6.67         1.18%
                                       Class B Shares             1,000.00      1,276.10               10.89         1.93%
                                       Class C Shares             1,000.00      1,273.50               10.88         1.93%

Quality Growth                         Institutional Shares       1,000.00      1,191.60                5.76         1.06%
                                       Class A Shares             1,000.00      1,190.09                7.11         1.31%
                                       Class B Shares             1,000.00      1,185.10               11.16         2.06%
                                       Class C Shares             1,000.00      1,184.80               11.16         2.06%

Dividend Growth                        Institutional Shares       1,000.00      1,052.40                3.95         0.74%
                                       Class A Shares             1,000.00      1,149.90                5.28         0.99%
                                       Class B Shares             1,000.00      1,146.20                9.26         1.74%
                                       Class C Shares             1,000.00      1,146.30                9.26         1.74%

Micro Cap Value                        Institutional Shares       1,000.00      1,378.70                7.96         1.35%
                                       Class A Shares             1,000.00      1,380.70                9.44         1.60%
                                       Class B Shares             1,000.00      1,375.60               13.84         2.35%
                                       Class C Shares             1,000.00      1,373.70               13.83         2.35%

Small Cap Value                        Institutional Shares       1,000.00      1,298.70                6.84         1.20%
                                       Class A Shares             1,000.00      1,296.70                8.26         1.45%
                                       Class B Shares             1,000.00      1,292.50               12.51         2.20%
                                       Class C Shares             1,000.00      1,292.70               12.51         2.20%

Alli Cap Value                         Institutional Shares       1,000.00      1,236.20                6.32         1.14%
                                       Class A Shares             1,000.00      1,234.90                7.70         1.39%
                                       Class B Shares             1,000.00      1,229.30               11.83         2.14%
                                       Class C Shares             1,000.00      1,228.90               11.83         2.14%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                                EXPENSE             EXPENSE
                                                                BEGINNING       ENDING            PAID               RATIO
                                                                 ACCOUNT       ACCOUNT           DURING              DURING
                                                                  VALUE         VALUE            PERIOD*             PERIOD
                                                                 2/1/09        7/31/09      2/1/09 - 7/31/09    2/1/09 - 7/31/09
                                                               -----------    ----------    ----------------    ----------------
Disciplined Large Cap Value            Institutional Shares    $  1,000.00    $ 1,197.30    $           5.23         0.96%
                                       Class A Shares             1,000.00      1,196.70                6.59         1.21%
                                       Class B Shares             1,000.00      1,192.50               10.65         1.96%
                                       Class C Shares             1,000.00      1,191.70               10.65         1.96%

Structured Large Cap Plus              Institutional Shares       1,000.00      1,119.40                9.77         1.86%
                                       Class A Shares             1,000.00      1,119.60               10.72         2.04%
                                       Class B Shares             1,000.00      1,113.60               14.83         2.83%
                                       Class C Shares             1,000.00      1,115.10               11.80         2.25%

Equity Index                           Institutional Shares       1,000.00      1,210.50                1.04         0.19%
                                       Class A Shares             1,000.00      1,209.90                2.41         0.44%
                                       Class B Shares             1,000.00      1,204.90                6.51         1.19%
                                       Class C Shares             1,000.00      1,205.00                6.51         1.19%
                                       Select shares              1,000.00      1,210.90                1.48         0.27%
                                       Preferred Shares           1,000.00      1,209.80                1.86         0.34%
                                       Trust Shares               1,000.00      1,209.80                2.41         0.44%

International Equity                   Institutional Shares       1,000.00      1,318.20                7.07         1.23%
                                       Class A Shares             1,000.00      1,314.00                8.49         1.48%
                                       Class B Shares             1,000.00      1,310.50               12.78         2.23%
                                       Class C Shares             1,000.00      1,310.80               12.78         2.23%

Strategic Income                       Institutional Shares       1,000.00      1,238.10                5.11         0.92%
                                       Class A Shares             1,000.00      1,235.90                6.49         1.17%
                                       Class B Shares             1,000.00      1,231.50               10.62         1.92%
                                       Class C Shares             1,000.00      1,233.70               10.63         1.92%

LifeModel Aggressive(SM)               Institutional Shares       1,000.00      1,209.90                0.44         0.08%
                                       Class A Shares             1,000.00      1,210.20                1.81         0.33%
                                       Class B Shares             1,000.00      1,205.80                5.91         1.08%
                                       Class C Shares             1,000.00      1,204.40                5.90         1.08%

LifeModel Moderately Aggressive(SM)    Institutional Shares       1,000.00      1,174.90                0.43         0.08%
                                       Class A Shares             1,000.00      1,172.40                1.78         0.33%
                                       Class B Shares             1,000.00      1,168.70                5.81         1.08%
                                       Class C Shares             1,000.00      1,170.00                5.81         1.08%

LifeModel Moderate(SM)                 Institutional Shares       1,000.00      1,140.70                0.42         0.08%
                                       Class A Shares             1,000.00      1,139.40                1.75         0.33%
                                       Class B Shares             1,000.00      1,136.00                5.72         1.08%
                                       Class C Shares             1,000.00      1,134.50                5.72         1.08%

LifeModel Moderately Conservative(SM)  Institutional Shares       1,000.00      1,131.30                0.42         0.08%
                                       Class A Shares             1,000.00      1,130.20                1.74         0.33%
                                       Class B Shares             1,000.00      1,126.40                5.69         1.08%
                                       Class C Shares             1,000.00      1,126.30                5.69         1.08%

LifeModel Conservative(SM)             Institutional Shares       1,000.00      1,096.70                0.42         0.08%
                                       Class A Shares             1,000.00      1,095.50                1.71         0.33%
                                       Class B Shares             1,000.00      1,091.90                5.60         1.08%
                                       Class C Shares             1,000.00      1,091.80                5.60         1.08%

High Yield Bond                        Institutional Shares       1,000.00      1,292.50                4.21         0.74%
                                       Class A Shares             1,000.00      1,290.00                5.62         0.99%
                                       Class B Shares             1,000.00      1,286.60                9.86         1.74%
                                       Class C Shares             1,000.00      1,286.60                9.86         1.74%

Total Return Bond                      Institutional Shares       1,000.00      1,069.70                3.34         0.65%
                                       Class A Shares             1,000.00      1,067.10                4.61         0.90%
                                       Class B Shares             1,000.00      1,064.40                8.45         1.65%
                                       Class C Shares             1,000.00      1,063.10                8.44         1.65%

Short Term Bond                        Institutional Shares       1,000.00      1,053.30                3.26         0.64%
                                       Class A Shares             1,000.00      1,052.10                4.53         0.89%
                                       Class C Shares             1,000.00      1,047.40                8.33         1.64%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                                EXPENSE              EXPENSE
                                                                BEGINNING       ENDING            PAID                RATIO
                                                                 ACCOUNT       ACCOUNT           DURING              DURING
                                                                  VALUE         VALUE           PERIOD*              PERIOD
                                                                 2/1/09        7/31/09      2/1/09 - 7/31/09    2/1/09 - 7/31/09
                                                               -----------    ----------    ----------------    ----------------
Small Cap Growth                       Institutional Shares    $  1,000.00    $ 1,019.79    $           5.06          1.01%
                                       Class A Shares             1,000.00      1,018.55                6.31          1.26%
                                       Class B Shares             1,000.00      1,014.83               10.04          2.01%
                                       Class C Shares             1,000.00      1,014.83               10.04          2.01%

Mid Cap Growth                         Institutional Shares       1,000.00      1,020.18                4.66          0.93%
                                       Class A Shares             1,000.00      1,018.94                5.91          1.18%
                                       Class B Shares             1,000.00      1,015.22                9.64          1.93%
                                       Class C Shares             1,000.00      1,015.22                9.64          1.93%

Quality Growth                         Institutional Shares       1,000.00      1,019.54                5.31          1.06%
                                       Class A Shares             1,000.00      1,018.30                6.56          1.31%
                                       Class B Shares             1,000.00      1,014.58               10.29          2.06%
                                       Class C Shares             1,000.00      1,014.58               10.29          2.06%

Dividend Growth                        Institutional Shares       1,000.00      1,021.12                3.71          0.74%
                                       Class A Shares             1,000.00      1,019.89                4.96          0.99%
                                       Class B Shares             1,000.00      1,016.17                8.70          1.74%
                                       Class C Shares             1,000.00      1,016.17                8.70          1.74%

Micro Cap Value                        Institutional Shares       1,000.00      1,018.10                6.76          1.35%
                                       Class A Shares             1,000.00      1,016.86                8.00          1.60%
                                       Class B Shares             1,000.00      1,013.14               11.73          2.35%
                                       Class C Shares             1,000.00      1,013.14               11.73          2.35%

Small Cap Value                        Institutional Shares       1,000.00      1,018.84                6.01          1.20%
                                       Class A Shares             1,000.00      1,017.60                7.25          1.45%
                                       Class B Shares             1,000.00      1,013.88               10.99          2.20%
                                       Class C Shares             1,000.00      1,013.88               10.99          2.20%

All Cap Value                          Institutional Shares       1,000.00      1,019.14                5.71          1.14%
                                       Class A Shares             1,000.00      1,017.90                6.95          1.39%
                                       Class B Shares             1,000.00      1,014.18               10.69          2.14%
                                       Class C Shares             1,000.00      1,014.18               10.69          2.14%

Disciplined Large Cap Value            Institutional Shares       1,000.00      1,020.03                4.81          0.96%
                                       Class A Shares             1,000.00      1,018.79                6.06          1.21%
                                       Class B Shares             1,000.00      1,015.08                9.79          1.96%
                                       Class C Shares             1,000.00      1,015.08                9.79          1.96%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                                 EXPENSE            EXPENSE
                                                                BEGINNING      ENDING             PAID               RATIO
                                                                 ACCOUNT       ACCOUNT           DURING              DURING
                                                                  VALUE         VALUE            PERIOD*             PERIOD
                                                                 2/1/09        7/31/09      2/1/09 - 7/31/09    2/1/09 - 7/31/09
                                                               -----------    ----------    ----------------    ----------------
Structured Large Cap Plus              Institutional Shares    $  1,000.00    $ 1,015.57    $           9.30          1.86%
                                       Class A Shares             1,000.00      1,014.68               10.19          2.04%
                                       Class B Shares             1,000.00      1,010.76               14.11          2.83%
                                       Class C Shares             1,000.00      1,013.64               11.23          2.25%

Equity Index                           Institutional Shares       1,000.00      1,023.85                0.95          0.19%
                                       Class A Shares             1,000.00      1,022.61                2.21          0.44%
                                       Class B Shares             1,000.00      1,018.89                5.96          1.19%
                                       Class C Shares             1,000.00      1,018.89                5.96          1.19%
                                       Select shares              1,000.00      1,023.46                1.35          0.27%
                                       Preferred Shares           1,000.00      1,023.11                1.71          0.34%
                                       Trust Shares               1,000.00      1,022.61                2.21          0.44%

International Equity                   Institutional Shares       1,000.00      1,018.70                6.16          1.23%
                                       Class A Shares             1,000.00      1,017.46                7.40          1.48%
                                       Class B Shares             1,000.00      1,013.74               11.13          2.23%
                                       Class C Shares             1,000.00      1,013.74               11.13          2.23%

Strategic Income                       Institutional Shares       1,000.00      1,020.23                4.61          0.92%
                                       Class A Shares             1,000.00      1,018.99                5.86          1.17%
                                       Class B Shares             1,000.00      1,015.27                9.59          1.92%
                                       Class C Shares             1,000.00      1,015.27                9.59          1.92%

LifeModel Aggressive(SM)               Institutional Shares       1,000.00      1,024.40                0.40          0.08%
                                       Class A Shares             1,000.00      1,023.16                1.66          0.33%
                                       Class B Shares             1,000.00      1,019.44                5.41          1.08%
                                       Class C Shares             1,000.00      1,019.44                5.41          1.08%

LifeModel Moderately Aggressive(SM)    Institutional Shares       1,000.00      1,024.40                0.40          0.08%
                                       Class A Shares             1,000.00      1,023.16                1.66          0.33%
                                       Class B Shares             1,000.00      1,019.44                5.41          1.08%
                                       Class C Shares             1,000.00      1,019.44                5.41          1.08%

LifeModel Moderate(SM)                 Institutional Shares       1,000.00      1,024.40                0.40          0.08%
                                       Class A Shares             1,000.00      1,023.16                1.66          0.33%
                                       Class B Shares             1,000.00      1,019.44                5.41          1.08%
                                       Class C Shares             1,000.00      1,019.44                5.41          1.08%

LifeModel Moderately Conservative(SM)  Institutional Shares       1,000.00      1,024.40                0.40          0.08%
                                       Class A Shares             1,000.00      1,023.16                1.66          0.33%
                                       Class B Shares             1,000.00      1,019.44                5.41          1.08%
                                       Class C Shares             1,000.00      1,019.44                5.41          1.08%

LifeModel Conservative(SM)             Institutional Shares       1,000.00      1,024.40                0.40          0.08%
                                       Class A Shares             1,000.00      1,023.16                1.66          0.33%
                                       Class B Shares             1,000.00      1,019.44                5.41          1.08%
                                       Class C Shares             1,000.00      1,019.44                5.41          1.08%

High Yield Bond                        Institutional Shares       1,000.00      1,021.12                3.71          0.74%
                                       Class A Shares             1,000.00      1,019.89                4.96          0.99%
                                       Class B Shares             1,000.00      1,016.17                8.70          1.74%
                                       Class C Shares             1,000.00      1,016.17                8.70          1.74%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                                 EXPENSE            EXPENSE
                                                                BEGINNING      ENDING             PAID               RATIO
                                                                 ACCOUNT       ACCOUNT           DURING              DURING
                                                                  VALUE         VALUE            PERIOD*             PERIOD
                                                                 2/1/09        7/31/09      2/1/09 - 7/31/09    2/1/09 - 7/31/09
                                                               -----------    ----------    ----------------    ----------------
Total Return Bond                      Institutional Shares    $  1,000.00    $ 1,021.57    $           3.26          0.65%
                                       Class A Shares             1,000.00      1,020.33                4.51          0.90%
                                       Class B Shares             1,000.00      1,016.61                8.25          1.65%
                                       Class C Shares             1,000.00      1,016.61                8.25          1.65%

Short Term Bond                        Institutional Shares       1,000.00      1,021.62                3.21          0.64%
                                       Class A Shares             1,000.00      1,020.38                4.46          0.89%
                                       Class C Shares             1,000.00      1,016.66                8.20          1.64%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

ADDRESSES
--------------------------------------------------------------------------------

Fifth Third Funds                           Fifth Third Funds
                                            38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
Investment Advisor, Administrator and       Fifth Third Asset Management, Inc.
   Accountant                               38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
Sub-Advisor (High Yield Bond)               Fort Washington Investment
                                               Advisors, Inc.
                                            420 East Fourth Street
                                            Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
Distributor                                 FTAM Funds Distributor, Inc.
                                            1290 Broadway, Suite 1100
                                            Denver, Colorado 80203
--------------------------------------------------------------------------------
Custodian, Sub-Accountant and               State Street Bank and Trust Company
   Sub-Administrator                        801 Pennsylvania Avenue
                                            Kansas City, Missouri 64105
--------------------------------------------------------------------------------
Transfer and Dividend Disbursing Agent      Boston Financial Data Services, Inc.
                                            30 Dan Road
                                            Canton, Massachusetts 02021
--------------------------------------------------------------------------------
Independent Registered Public               PricewaterhouseCoopers LLP
Accounting Firm                             1100 Walnut, Suite 1300
                                            Kansas City, MO 64106
--------------------------------------------------------------------------------

                                   Advised by:
                                 [LOGO FTAM]
                          FIFTH THIRD ASSET MANAGEMENT

                         [LOGO] BEYOND THE TRADITIONAL

FTF1866073110                    1-800-282-5706                       AR-STBD-09

FIFTH THIRD FUNDS


2009
MONEY MARKET MUTUAL FUNDS

Annual Report to Shareholders
July 31, 2009

Advised by:
FTAM
FIFTH THIRD ASSET MANAGEMENT

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds will deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:

o ARE NOT FDIC INSURED
o HAVE NO BANK GUARANTEE
o MAY LOSE VALUE

TABLE OF CONTENTS                                             OUR MESSAGE TO YOU

Economic Outlook and
  Commentary Section ..................  1
Manager Commentary ....................  3
Schedules of Investments ..............  5
Statements of Assets
  and Liabilities ..................... 18
Statements of Operations .............. 19
Statements of Changes
  in Net Assets ....................... 20
Financial Highlights .................. 24
Notes to Financial Statements ......... 29
Report of Independent Registered
  Public Accounting Firm .............. 37
Supplemental Information .............. 38

Capitalizing on a nearly complete reversal in investor sentiment, global markets enjoyed significant rallies in equities and many fixed income investments over the past five months. This rally, however, did not overcome the deep losses sustained during the first seven months of the 12-month period ended July 31, 2009, and many Fifth Third Funds finished the fiscal year with losses.

Within the stock market, results reported during the 12-month period included:

o    A 19.96% decline for the S&P 500 Index(1) of large cap stocks.

o    A 20.25% decline for the S&P 400 Index(1) of mid cap stocks.

o    A 19.26% decline for the S&P 600 Index(1) of small cap stocks.

o    A 22.60% drop for the MSCI EAFE(1) Index of international stocks.

Fear dominated the first portion of the period as credit markets seized, an economic recession swept across the globe, and Wall Street icons toppled. Few investments outside of U.S. Treasury bonds, the U.S. dollar, and gold generated positive returns. In early March, the clouds lifted and signs of life in the U.S. economy restored a sense of optimism among investors. In turn, domestic stocks, international equities, non-Treasury bonds, and commodities vaulted higher through the spring and first part of the summer.

To recap, a number of factors buffeted the world's financial markets during the recently concluded 12-month period, including:

1. The global economic recession. Many countries around the world joined the U.S. in reporting multiple quarters of economic contraction. Crashing real estate markets, shrinking consumption rates, and rising unemployment led to weakened financial markets, reduced production, and falloffs in consumer spending. By the closing months of the period, however, many rates of decline were stabilizing and production was picking up in key Asian markets.

2. Aggressively responsive governments. Deteriorating conditions in the U.S. financial markets drew a flurry of relief efforts from the federal government. Aid packages for troubled banks, mortgage agencies, and taxpayers, among others, injected billions of dollars into the economy. Yet the federal deficit ballooned, stirring debates over the potential of inflation in the not-too-distant future, especially since officials around the globe have enacted similar programs.

3. A topsy-turvy bond market. As investors faced many unknowns through the first half of the fiscal year, fixed income markets were all but shut down. From mortgage-backed securities, which tumbled along with the slumping housing market, to the highest quality corporate bonds, which weakened as the new-issue market dried up, essentially any debt instrument outside of U.S. Treasury issues struggled. Many non-Treasury debentures recovered nicely in 2009, however, as issuers benefited from a near-zero short-term lending rate from the Federal Reserve, large infusions of government support, and increasing optimism about the economy.

4. Commodity market volatility. Oil prices dropped more than $100 a barrel during the first half of the period, but regained more than 70% from the fiscal year lows during the second half. Base metals such as copper followed a similar path as prices reflected sentiment over the global economy. Natural gas lagged the market due to a worldwide supply glut, but few expect prices to remain depressed for long.

5. Fluctuating risk appetites. Through the first seven months of the period, many investors, facing a dizzying array of negatives, avoided any investments holding a trace of risk. As a result, U.S. Treasury bonds soared to historic highs in late December as corporate bonds plummeted--most notably in the high yield space--and stocks followed by touching a multi-year low in early March. Risk tolerance turned in early March, however, and low quality investments led a rally through the balance of the period in both the stock and bond markets.

The broader trends also were reflected in the fixed income market, where U.S. Treasury issues, which generally benefit from flights to safety, thrived during 2008. As investor fears gradually diminished following the New Year, however, previously beaten down mortgage-related debt and high yield bonds soared through July. Yields on cash investments reflected the Fed's historic reduction in its primary interest rate, and the yield curve grew increasingly more pitched as inflationary worries blossomed and drove long-term rates higher.

Investment professionals are well versed in the market's potential for volatility. I believe very few, however, could have foreseen the incredible swings we experienced over the past 12 months. Such an experience serves as a reminder that investments may recover and reward patient investors for maintaining a long-term perspective.

Within the Fifth Third Funds, many of our portfolio managers were admittedly exasperated with developments over the past 12 months. In the face of such unprecedented challenges, this is not unexpected. Instead of veering from time-tested strategies built around fundamentally sound high quality stocks and bonds, each manager reassessed his or her portfolio to ensure it continued to meet our core investment philosophy. As a result, each stock and bond Fund remained focused on its mission to provide shareholders with solid long-term returns, and each Money Market Fund successfully maintained the standard $1.00 net asset value while offering short-term returns and liquidity for shareholders.

Looking ahead, our expectations on the macro front include:

o Increased sense of normalcy in the bond markets with riskier issues trading in closer correlation to U.S. Treasury debt.

o Increasing attention to the potential for inflation due to the level of debt issued by the U.S. Government.

o    A gradual improvement in U.S. corporate earnings.

o Range-bound returns from domestic stocks with the potential for an upswing in late 2009.

o Increasing signs of recovery in the U. S. economy through the second half of 2009, leading to a modest growth rate in the Gross Domestic Product.

o    Stabilization in the U. S. housing market.

o Continued retrenchment by U. S. consumers, resulting in a higher personal savings rate and lower spending levels.

In closing, the past 12 months have proven unsettling for investors at both the market's highs and lows. As a result, I can understand why some would question the viability of an investment plan. History shows, however, that high quality, fundamentally sound stocks and bonds consistently perform well in a variety of market environments. By investing in Fifth Third Funds, we believe such holdings represent the foundation of your portfolio.

Thank you for your continued confidence in Fifth Third Funds.

/s/ E. Keith Wirtz

E. Keith Wirtz, CFA
President

(1)TERMS AND DEFINITIONS

THE S&P 500 STOCK INDEX IS AN INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE S&P MIDCAP 400 INDEX IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $1.5 BILLION TO $5.5 BILLION.

THE S&P SMALLCAP 600 INDEX IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $300 MILLION TO $2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST (EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

DURATION is the weighted average maturity of a bond's cash flow.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MONEY MARKET FUNDS

For the 12-month period ended July 31, 2009, the Fifth Third Money Market Funds offered historically low yields on an absolute basis. This was the direct result of an unprecedented monetary policy by the Federal Reserve Bank's Federal Open Market Committee (FOMC).

During the opening months of the period, the FOMC, in response to the credit and liquidity crisis, gradually reduced the Federal Funds target rate, cutting it from 2.00% to a range of 0.00% to 0.25% on December 16, 2008. For the balance of the fiscal year, the FOMC maintained the low rate.

Poor credit market and economic conditions resulted in significant stress across the financial industry throughout the period. The pain was particularly sharp among money market funds as many fund sponsors were forced to provide financial support to maintain the standard $1.00 net asset value (NAV), especially after Lehman Brothers Holdings, Inc. declared bankruptcy in mid-September. Shortly thereafter, the U.S. Department of the Treasury ("Treasury") announced the Temporary Guarantee Program for Money Market Funds, which provided a $1.00 NAV guarantee to certain shareholders of participating money market funds. Although none of the Fifth Third Money Market Funds have required outside support to maintain the $1.00 NAV, the Funds participated in the federal program, which expired on September 18, 2009.

The details of the program are as follows:

o The U. S. Treasury Temporary Guarantee Program provides a guarantee to money market mutual fund shareholders of participating money market funds based on the number of shares invested in the fund at the close of business on September 19, 2008.

o Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

o If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

o    The Program expired on September 18, 2009.

In an effort to restore capital market liquidity and confidence, an assortment of U.S. government entities established a series of landmark initiatives during the period. The Treasury, Congress, and the Federal Deposit Insurance Corporation joined the Federal Reserve Bank in providing cash and government backing to institutions ranging from commercial paper issuers to agencies contending with backlogs of toxic debt. The programs contributed to a significant downward shift in the yield curve, with historically low short-term rates and higher yields on longer-term issues. Conditions proved precarious for money market funds generally, which contended with risks in reinvesting proceeds from maturing securities and challenges in delivering positive net yields.

As for the Fifth Third Money Market Funds, a longer duration strategy designed to capture additional yield proved beneficial as interest rates declined. Duration measures the price sensitivity of cash flows to changes in interest rates. Subsequently, the Funds continued to heavily utilize more traditional, liquid money market securities such as discount notes issued by the Treasury and government agencies, commercial paper and repurchase agreements, particularly in the Fifth Third U.S. Treasury Money Market Fund and the Fifth Third Institutional Government Money Market Fund. Higher yields on floating interest rate securities also enhanced returns, while the additional liquidity allowed the Funds to readily cope with consistently volatile cash flows.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative investment style with an emphasis on highly liquid government and Industrials sector securities and a relative underweight in asset-backed commercial paper, brokerage, and European banking sector securities.

MATURITY COMPOSITION AS OF JULY 31, 2009
------------------------------------------------------------
Weighted Average Maturity(#)
------------------------------------------------------------
                                  DAYS             DAYS
                              AS OF 7/31/09    AS OF 7/31/08
=========================== ================== =============
  Fifth Third Prime                49               48
  Money Market
--------------------------- ------------------ -------------
  Fifth Third Institutional        54               47
  Money Market
--------------------------- ------------------ -------------
  Fifth Third Institutional        50               58
  Government Money
  Market
--------------------------- ------------------ -------------
  Fifth Third U.S. Treasury        54               31
  Money Market
--------------------------- ------------------ -------------
(#)Portfolio composition is subject to change.


INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------
AN INVESTMENT IN ANY OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MONEY MARKET MATURITY SCHEDULES (AS OF JULY 31, 2009)
--------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS


                                        INSTITUTIONAL
                  PRIME  INSTITUTIONAL    GOVERNMENT   U.S. TREASURY
                  MONEY     MONEY           MONEY          MONEY
                  MARKET    MARKET          MARKET         MARKET
----------------- ------ -------------  -------------  -------------
Fewer than 8 Days  50.8%    51.5%           48.6%           45.4%
----------------- ------ -------------  -------------  -------------
8 to 14 Days        5.6%     4.6%            2.6%            2.9%
----------------- ------ -------------  -------------  -------------
15 to 30 Days       5.8%     4.4%           11.1%            5.8%
----------------- ------ -------------  -------------  -------------
31 to 180 Days     30.7%    29.5%           30.8%           40.9%
----------------- ------ -------------  -------------  -------------
181 to 365 Days     7.1%    10.0%            6.9%            5.0%
----------------- ------ -------------  -------------  -------------
366 to 397 Days     0.0%     0.0%            0.0%            0.0%
----------------- ------ -------------  -------------  -------------

                                                              PRIME MONEY MARKET
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
CORPORATE BONDS (8.2%)
COSMETICS & TOILETRIES (1.6%)
Procter & Gamble Co. (The), 0.66%,
  9/9/09 (a)                              $ 5,000,000    $ 5,000,000
Procter & Gamble Co. (The), 0.81%,
  9/9/09 (a) (d)                           11,500,000     11,524,978
Procter & Gamble International
  Funding SCA, 1.00%,
  8/7/09 (a) (d)                            3,500,000      3,500,000
                                                         -----------
                                                          20,024,978
                                                         -----------
DIVERSIFIED BANKS (2.4%)
BNP Paribas, 1.15%, 8/13/09 (a)            15,000,000     15,000,000
JPMorgan Chase & Co., 1.01%,
  10/22/09 (a) (d)                         15,520,000     15,470,632
                                                         -----------
                                                          30,470,632
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES (1.5%)
General Electric Capital Corp.,
  0.53%, 10/26/09 (a)                      10,000,000      9,926,637
General Electric Capital Corp.,
  5.25%, 10/27/09                           4,545,000      4,575,886
General Electric Capital Corp.,
  Series A, 3.75%, 12/15/09                 3,500,000      3,520,444
                                                         -----------
                                                          18,022,967
                                                         -----------
INTEGRATED OIL & GAS (1.3%)
BP Capital Markets PLC, 0.77%,
  9/11/09 (a) (d)                          15,000,000     15,000,000
BP Capital Markets PLC, 4.88%,
  3/15/10                                   2,000,000      2,042,718
                                                         -----------
                                                          17,042,718
                                                         -----------
RETAIL-DISCOUNT (1.4%)
Wal-Mart Stores, Inc., 6.88%,
  8/10/09                                  17,650,000     17,666,439
                                                         -----------
TOTAL CORPORATE BONDS                                    103,227,734
                                                         -----------
MUNICIPAL BONDS (0.6%)
MICHIGAN (0.6%)
County of Kent, GO, 2.50%, 4/1/10           7,800,000      7,846,056
                                                         -----------
TOTAL MUNICIPAL BONDS                                      7,846,056
                                                         -----------
U.S. GOVERNMENT AGENCIES (22.4%)
FANNIE MAE (1.3%)
0.90%, 8/8/09 (a) (d)                      10,000,000     10,005,482
4.63%, 12/15/09                             6,150,000      6,232,276
                                                         -----------
                                                          16,237,758
                                                         -----------
FEDERAL FARM CREDIT BANK (1.1%)
0.32%, 9/21/09 (a) (d)                      4,000,000      3,991,704
0.36%, 9/21/09 (a) (d)                     10,000,000      9,962,335
                                                         -----------
                                                          13,954,039
                                                         -----------


                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK (12.4%)
0.21%, 8/6/09 (a)                        $ 17,000,000    $16,999,776
0.22%, 10/16/09 (a) (d)                    10,000,000     10,001,704
0.33%, 11/24/09 **                          6,000,000      5,993,675
0.38%, 10/16/09 (a)                        10,000,000     10,000,000
0.54%, 10/5/09 (a)                         10,000,000     10,000,562
0.58%, 10/2/09 (a)                         15,000,000     15,005,823
0.65%, 5/11/10                             10,000,000     10,011,844
0.70%, 6/25/10                              5,000,000      5,000,000
0.79%, 8/19/09 (a) (d)                     10,000,000     10,007,570
0.83%, 11/18/09 **                         10,000,000      9,974,870
0.87%, 1/26/10                             10,000,000      9,993,660
1.05%, 2/23/10                              5,800,000      5,799,606
2.72%, 9/18/09                             10,000,000      9,994,852
3.00%, 6/11/10                              4,200,000      4,284,226
3.88%, 1/15/10                              3,500,000      3,547,111
4.88%, 3/12/10                              4,600,000      4,715,219
5.00%, 12/11/09                            15,000,000     15,223,016
                                                         -----------
                                                         156,553,514
                                                         -----------
FREDDIE MAC (7.6%)
0.27%, 8/19/09 (a) (d)                      5,000,000      4,999,569
0.33%, 10/10/09 (a) (d)                    14,500,000     14,500,000
0.88%, 8/4/09 (a) (d)                      15,000,000     15,000,000
1.25%, 3/18/10                             10,000,000     10,009,623
3.13%, 2/4/10                               5,000,000      5,051,671
4.13%, 9/1/09                               6,644,000      6,659,937
4.13%, 11/30/09                             5,000,000      5,055,591
4.13%, 7/12/10                             10,960,000     11,327,827
4.88%, 2/9/10                               8,833,000      9,020,178
6.63%, 9/15/09                             15,000,000     15,081,531
                                                         -----------
                                                          96,705,927
                                                         -----------
TOTAL U.S. GOVERNMENT AGENCIES                           283,451,238
                                                         -----------
COMMERCIAL PAPER (21.4%)
ASSET BACKED COMMERCIAL PAPER (1.0%)
Old Line Funding LLC, 0.28%,
  8/11/09 ** (b)                           12,907,000     12,905,996
                                                         -----------
BEVERAGES-NON ALCOHOLIC (2.2%)
Coca-Cola Co. (The), 0.25%,
  11/4/09 **                                5,919,000      5,915,095
Coca-Cola Co. (The), 0.38%,
  12/9/09 **                               10,000,000      9,986,278
Coca-Cola Co. (The), 0.40%,
  8/17/09 **                                7,500,000      7,498,667
Coca-Cola Co. (The), 0.75%,
  6/2/10 **                                 5,000,000      4,968,229
                                                         -----------
                                                          28,368,269
                                                         -----------
COMMERCIAL BANKS NON-U.S. (3.2%)
Bank of Nova Scotia, 0.39%,
  8/7/09 **                                15,000,000     14,999,025
Societe Generale North America,
  0.20%, 8/4/09 **                         15,000,000     14,999,750
Societe Generale North America,
  0.23%, 8/18/09 **                        10,000,000      9,998,914
                                                         -----------
                                                          39,997,689
                                                         -----------

                                   Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
COMMERCIAL PAPER, CONTINUED
COMMERCIAL BANKS-CENTRAL U.S. (1.2%)
Bank of Montreal, 0.35%, 9/14/09          $15,000,000    $15,000,000
                                                         -----------
COSMETICS & TOILETRIES (2.1%)
Procter & Gamble International
  Funding SCA, 0.24%, 10/22/09 **          13,000,000     12,992,893
Procter & Gamble International
  Funding SCA, 0.60%,
  9/4/09 ** (b)                            14,254,000     14,245,923
                                                         -----------
                                                          27,238,816
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES (2.1%)
Rabobank USA Financial Co., 0.30%,
  9/3/09 **                                10,000,000      9,997,250
Rabobank USA Financial Co., 0.33%,
  9/1/09 **                                16,500,000     16,495,311
                                                         -----------
                                                          26,492,561
                                                         -----------
DIVERSIFIED MANUFACTURING OPERATIONS (1.2%)
General Electric Co., 0.30%,
  9/21/09 **                               15,000,000     14,993,625
                                                         -----------
FINANCE-INVESTMENT BANKER/BROKER (3.0%)
BNP Paribas Finance, Inc., 0.19%,
  8/3/09 **                                15,000,000     14,999,842
BNP Paribas Finance, Inc., 0.29%,
  8/10/09 **                               12,450,000     12,449,097
BNP Paribas Finance, Inc., 0.35%,
  10/5/09 **                               10,000,000      9,993,681
                                                         -----------
                                                          37,442,620
                                                         -----------
FOOD-MISC/DIVERSIFIED (1.6%)
Nestle Capital Corp., 0.45%,
  1/25/10 **                               10,000,000      9,977,875
Nestle Capital Corp., 0.70%,
  2/16/10 **                               10,000,000      9,961,305
                                                         -----------
                                                          19,939,180
                                                         -----------
MEDICAL-HOSPITALS (0.4%)
Essentia Health, 0.90%, 8/28/09 **          5,000,000      4,996,625
                                                         -----------
MUNICIPAL (0.7%)
Burlington Kansas Pollution
  Control, 0.40%, 8/14/09                   2,400,000      2,400,000
Burlington Kansas Pollution
  Control, 0.50%, 8/14/09                   7,000,000      7,000,000
                                                         -----------
                                                           9,400,000
                                                         -----------
OIL COMPANY-INTEGRATED (1.2%)
BP Capital Markets PLC, 0.90%,
  11/9/09 ** (b)                            5,000,000      4,987,500
Total Capital SA, 0.24%, 9/9/09 **         10,000,000      9,997,400
                                                         -----------
                                                          14,984,900
                                                         -----------
U.S. MUNICIPALS (1.5%)
Walnut Energy Center Authority,
  0.35%, 8/13/09 **                        18,960,000     18,957,788
                                                         -----------
TOTAL COMMERCIAL PAPER                                   270,718,069
                                                         -----------

                                   Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
DEMAND NOTES (7.0%)
COMMERCIAL SERVICES (0.8%)
World Wildlife Fund, 0.39%, 8/6/09,
  (LOC: JP Morgan, Inc.) (a) (d)          $ 9,780,000    $ 9,780,000
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Harry W. Albright Jr., Series 1996,
  1.20%, 8/6/09, (LOC: Bank of
  America) (a) (d)                          4,700,000      4,700,000
                                                         -----------
FINANCE-OTHER SERVICES (0.6%)
Mortgage Bankers Association of
  America, 0.63%, 8/7/09, (LOC: PNC
  Bank NA) (a) (d)                          8,000,000      8,000,000
                                                         -----------
REVENUE BONDS (0.6%)
Metrodev Newark LLC, 0.95%, 8/6/09,
  (LOC: PNC Bank NA) (a) (d)                7,900,000      7,900,000
                                                         -----------
SPECIAL PURPOSE ENTITY (4.6%)
Capital One Funding Corp., Series
  1996-H, 1.02%, 8/6/09, (LOC: JP
  Morgan, Inc.) (a) (b) (d)                   296,000        296,000
Capital One Funding Corp., Series
  1997-D, 0.67%, 8/6/09, (LOC: JP
  Morgan, Inc.) (a) (b) (d)                   404,000        404,000
Capital One Funding Corp., Series
  1999-D, 4.00%, 8/6/09, (LOC: JP
  Morgan, Inc.) (a) (d)                       100,000        100,000
Capital One Funding Corp., Series
  2001-C, 0.67%, 8/6/09, (LOC: JP
  Morgan, Inc.) (a) (d)                     2,067,000      2,067,000
Clare at Water Tower (The), Series
  2005, 0.50%, 8/6/09, (LOC: Bank of
  America) (a) (d)                         12,500,000     12,500,000
Doctors Park LLP, 0.60%, 8/6/09,
  (LOC: US Bancorp) (a) (d)                 9,130,000      9,130,000
Erickson Foundation, Inc. (The),
  0.52%, 8/6/09, (LOC:
  FHLB) (a) (d)                            15,000,000     15,000,000
Landmark Medical LLC, Series 2000,
  1.25%, 8/6/09, (LOC: JP Morgan,
  Inc.) (a) (d)                             5,880,000      5,880,000
New Belgium Brewing Co., Inc.,
  Series 2000, 0.65%, 8/6/09,
  (LOC: Wells Fargo & Co.) (a) (d)          1,570,000      1,570,000
Saddleback Valley Community Church,
  0.45%, 8/6/09, (LOC: FHLB)
  (a) (d)                                   9,880,000      9,880,000
SGS Tool Co., Series 1999, 1.20%,
  8/6/09, (LOC: JP Morgan, Inc.)
  (a) (d)                                   1,300,000      1,300,000
                                                         -----------
                                                          58,127,000
                                                         -----------
TOTAL DEMAND NOTES                                        88,507,000
                                                         -----------
MUNICIPAL DEMAND NOTES (21.4%)
ALASKA (1.2%)
Borough of North Slope, BP
  Exploration Alaska Project, AMT,
  0.37%, 8/3/09, (LOC: BP
  Amoco) (a) (d)                           15,000,000     15,000,000
                                                         -----------

                                   Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL DEMAND NOTES, CONTINUED
CALIFORNIA (3.7%)
Abag Finance Authority for Nonprofit
  Corp., YMCA of San Francisco, Series
  A, 0.50%, 8/6/09, (LOC: Wells Fargo &
  Co.) (a) (d)                            $ 8,585,000    $ 8,585,000
County of Riverside, CP, 0.45%,
  8/5/09, (LOC: State Street Corp.)
  (a) (d)                                   6,200,000      6,200,000
County of Sacramento, Pensions,
  Series C, 0.80%, 8/5/09, (LOC:
  Bayerische Landesbank) (a) (d)           32,430,000     32,430,000
                                                         -----------
                                                          47,215,000
                                                         -----------
COLORADO (0.1%)
Pueblo Housing Authority, 0.65%,
  8/6/09, (LOC: Wells Fargo
  & Co.) (a) (b) (d)                        1,500,000      1,500,000
                                                         -----------
FLORIDA (0.8%)
Municipal Power Agency, All Required
  Project, Series D, 0.40%, 8/6/09,
  (LOC: Bank of America) (a) (d)           10,000,000     10,000,000
                                                         -----------
GEORGIA (0.8%)
Savannah College of Art & Design,
  Inc., Series 2004 BD, 0.60%, 8/6/09,
  (LOC: Bank of America) (a) (d)           10,638,000     10,638,000
                                                         -----------
ILLINOIS (1.6%)
County of Will, Exxon Mobil Project,
  AMT, 0.26%, 8/3/09, (LOC: Exxon
  Mobil Corp.) (a) (d)                      6,815,000      6,815,000
Finance Authority, Art Institute of
  Chicago, Series B-2, 0.38%, 8/5/09,
  (LOC: Northern Trust Corp.)
  (a) (d)                                   3,300,000      3,300,000
Finance Authority, Fairview
  Ministries, Inc., Series D, 0.50%,
  8/6/09, (LOC: Bank of America)
  (a) (d)                                   4,455,000      4,455,000
Finance Authority, Franciscan
  Communities, Series B, 0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)            5,870,000      5,870,000
                                                         -----------
                                                          20,440,000
                                                         -----------
INDIANA (0.2%)
Finance Authority, Haven Hubbard
  Homes, Inc., Series B, 0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)            2,100,000      2,100,000
                                                         -----------
IOWA (0.5%)
Dallas County Industrial Development,
  Sioux City Brick and Tile, Series B,
  0.50%, 8/6/09, (LOC: U.S.
  Bancorp) (a) (d)                          5,595,000      5,595,000
                                                         -----------
MARYLAND (0.9%)
Health & Higher Educational
  Facilities Authority, Adventist
  Healthcare, Series B, 0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)           10,930,000     10,930,000
                                                         -----------

                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL DEMAND NOTES, CONTINUED
NEW YORK (3.2%)
New York City Housing Development
  Corp., Multi-Family Housing, Chelsea
  Centro, Series A, 0.47%, 8/5/09,
  (LOC: Bayerische Landesbank)
  (a) (d)                                 $40,985,000    $40,985,000
                                                         -----------
OHIO (2.0%)
American Municipal Power-Ohio, Inc.,
  Series A, 2.90%, 8/6/09, (LOC: KeyBank
  NA) (a) (d)                               9,770,000      9,770,000
Cleveland-Cuyahoga County Port
  Authority, Science Park LLC, Series
  B, 2.90%, 8/6/09, (LOC: KeyBank
  NA) (a) (d)                              12,515,000     12,515,000
State Higher Educational Facility
  Commission, Kenyon College Project,
  0.33%, 8/3/09, (LOC: Northern Trust
  Corp.) (a) (d)                            3,000,000      3,000,000
                                                         -----------
                                                          25,285,000
                                                         -----------
OKLAHOMA (0.3%)
Tulsa Airports Improvement Trust,
  Series B, 0.50%, 8/6/09, (LOC: JP
  Morgan, Inc.) (a) (d)                     4,050,000      4,050,000
                                                         -----------
PENNSYLVANIA (0.4%)
Blair County Industrial Development
  Authority, AMT, 0.63%, 8/6/09,
  (LOC: PNC Bank NA) (a) (d)                5,000,000      5,000,000
                                                         -----------
TEXAS (2.5%)
Gulf Coast Waste Disposal Authority,
  Exxon Mobil Project, AMT, 0.26%,
  8/3/09, (LOC: Exxon Mobil
  Corp.) (a) (d)                            6,200,000      6,200,000
Gulf Coast Waste Disposal Authority,
  Exxon Mobil Project, Series B, AMT,
  0.26%, 8/3/09, (LOC: Exxon Mobil
  Corp.) (a) (d)                            5,550,000      5,550,000
Lower Neches Valley Authority
  Industrial Development Corp.,
  ExxonMobil Project, Series B, AMT,
  0.26%, 8/3/09, (LOC: Exxon Mobil
  Corp.) (a) (d)                           20,000,000     20,000,000
                                                         -----------
                                                          31,750,000
                                                         -----------
UTAH (2.0%)
Telecommunication Open Infrastructure
  Agency, 2.90%, 8/6/09, (LOC:
  KeyBank NA) (a) (d)                      25,000,000     25,000,000
                                                         -----------
WASHINGTON (1.2%)
State Housing Finance Commission,
  Multi-Family, Monticello Park
  Project, Series B, 0.67%, 8/6/09,
  (LOC: FNMA) (a) (d)                       3,525,000      3,525,000


                                   Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON, CONTINUED
State Housing Finance Commission,
  Skyline At First, Series D, 0.50%,
  8/6/09, (LOC: Bank of
  America) (a) (d)                        $11,100,000    $11,100,000
                                                         -----------
                                                          14,625,000
                                                         -----------
TOTAL MUNICIPAL DEMAND NOTES                             270,113,000
                                                         -----------


                                             SHARES
                                           ----------
MONEY MARKETS (7.7%)
AIM STIT Liquid Assets
  Portfolio (c)                            54,058,783     54,058,783
Goldman Sachs Financial Square Funds
  - Prime Obligations Fund (c)             43,166,812     43,166,812
                                                         -----------
TOTAL MONEY MARKETS                                       97,225,595
                                                         -----------

                                            PRINCIPAL
                                             AMOUNT
                                           ----------
REPURCHASE AGREEMENTS (12.1%)
Barclays PLC, 0.20%, dated 7/31/09, due
  8/3/09, (Proceeds at maturity,
  $45,000,750, Collateralized by U.S.
  Treasury Security, 2.38%, 4/15/11,
  value $45,900,060)                      $45,000,000     45,000,000
Deutsche Bank, 0.19%, dated 7/31/09,
  due 8/3/09, (Proceeds at maturity,
  $100,001,583, Collateralized by
  various U.S. Government Agency
  Securities, 0.00%-3.15%, 8/31/09-
  1/15/14, value $102,000,125)            100,000,000    100,000,000
UBS Investment Bank, 0.17%, dated
  7/31/09, due 8/3/09, (Proceeds at
  maturity, $7,696,109, Collateralized
  by Freddie Mac Discount Notes,
  0.00%, 1/5/10-2/11/10,
  value $7,854,209)                         7,696,000      7,696,000
                                                     ---------------
TOTAL REPURCHASE AGREEMENTS                              152,696,000
                                                     ---------------
TOTAL INVESTMENTS (COST $1,273,784,692)(+) - 100.8%    1,273,784,692
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%            (9,751,070)
                                                     ---------------
NET ASSETS - 100.0%                                  $ 1,264,033,622
                                                     ===============


                                   Continued

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

At July 31, 2009, Prime Money Market's investments were in the following countries:

COUNTRY
--------------------------------------------
Canada                                  2.4%
France                                  1.2%
Great Britain                           1.7%
Luxembourg                              0.3%
United States                          94.4%
                                  ----------
TOTAL                                 100.0%
                                  ==========

                     See notes to schedules of investments
                       and notes to financial statements.

                                                      INSTITUTIONAL MONEY MARKET
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
CORPORATE BONDS (8.2%)
COSMETICS & TOILETRIES (2.2%)
Procter & Gamble Co. (The), 0.66%,
  9/9/09 (a)                              $15,000,000    $15,000,000
Procter & Gamble Co. (The), 0.81%,
  9/9/09 (a) (d)                           25,000,000     25,054,300
Procter & Gamble International
  Funding SCA, 1.00%, 8/7/09 (a) (d)       15,000,000     15,012,682
Procter & Gamble International
  Funding SCA, 1.05%, 8/19/09 (a)          11,300,000     11,303,528
                                                        ------------
                                                          66,370,510
                                                        ------------
DIVERSIFIED BANKS (2.1%)
BNP Paribas, 1.15%, 8/13/09 (a)            25,000,000     25,000,000
JPMorgan Chase & Co., 0.79%,
  10/2/09 (a)                               6,200,000      6,199,054
JPMorgan Chase & Co., 1.01%,
  10/22/09 (a) (d)                         35,000,000     34,887,238
                                                        ------------
                                                          66,086,292
                                                        ------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
General Electric Capital Corp.,
  0.53%, 10/26/09 (a)                      15,000,000     14,889,955
General Electric Capital Corp.,
  0.77%, 8/31/09 (a)                        5,000,000      5,000,000
General Electric Capital Corp.,
  5.25%, 10/27/09                          10,000,000     10,067,956
General Electric Capital Corp.,
  Series A, 3.75%, 12/15/09                 6,500,000      6,537,969
                                                        ------------
                                                          36,495,880
                                                        ------------
FIDUCIARY BANKS (0.1%)
Bank of New York Mellon Corp. (The),
  1.42%, 8/5/09 (a) (d)                     3,900,000      3,886,888
                                                        ------------
INTEGRATED OIL & GAS (1.2%)
BP Capital Markets PLC, 0.77%,
  9/11/09 (a) (d)                          35,000,000     35,000,000
BP Capital Markets PLC, 4.88%, 3/15/10      3,000,000      3,064,077
                                                        ------------
                                                          38,064,077
                                                        ------------
RETAIL-DISCOUNT (1.0%)
Wal-Mart Stores, Inc., 6.88%, 8/10/09      31,825,000     31,866,764
                                                        ------------
SUPER-REGIONAL BANKS-U.S. (0.4%)
Wells Fargo & Co., 0.73%, 9/15/09 (a)       7,385,000      7,369,060
Wells Fargo & Co., 4.20%, 1/15/10           5,000,000      5,040,615
                                                        ------------
                                                          12,409,675
                                                        ------------
TOTAL CORPORATE BONDS                                    255,180,086
                                                        ------------
MORTGAGE-BACKED SECURITIES (0.3%)
CMBS OTHER (0.3%)
Freddie Mac, 1.61%, 8/6/09 (a)(d)           7,455,777      7,455,777
                                                        ------------
TOTAL MORTGAGE-BACKED SECURITIES                           7,455,777
                                                        ------------

                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL BONDS (0.5%)
MICHIGAN (0.5%)
County of Kent, GO, 2.50%, 4/1/10         $16,500,000    $16,597,426
                                                        ------------
TOTAL MUNICIPAL BONDS                                     16,597,426
                                                        ------------
U.S. GOVERNMENT AGENCIES (22.6%)
FANNIE MAE (1.9%)
0.90%, 8/8/09 (a) (d)                      15,000,000     15,008,223
4.63%, 12/15/09                            18,801,000     19,038,425
6.63%, 9/15/09                             25,935,000     26,060,499
                                                        ------------
                                                          60,107,147
                                                        ------------
FEDERAL FARM CREDIT BANK (0.7%)
0.32%, 9/21/09 (a) (d)                      8,000,000      7,983,408
0.36%, 9/21/09 (a) (d)                     15,000,000     14,943,501
                                                        ------------
                                                          22,926,909
                                                        ------------
FEDERAL HOME LOAN BANK (12.1%)
0.22%, 10/16/09 (a) (d)                    25,000,000     25,004,260
0.33%, 11/24/09 **                         14,000,000     13,985,242
0.38%, 10/16/09 (a)                        25,000,000     25,000,000
0.54%, 10/5/09 (a)                         15,000,000     15,000,843
0.58%, 10/2/09 (a)                         25,000,000     25,009,705
0.65%, 5/11/10                             25,000,000     25,029,611
0.70%, 6/25/10                             15,000,000     15,000,000
0.79%, 8/19/09 (a) (d)                     20,000,000     20,015,139
0.83%, 11/18/09 **                         15,000,000     14,962,304
0.87%, 1/26/10                             15,000,000     14,990,491
1.05%, 2/23/10                             10,000,000      9,999,321
2.01%, 9/23/09                             25,000,000     25,061,106
2.38%, 4/30/10                              4,950,000      5,003,697
3.00%, 6/11/10                             10,000,000     10,200,538
3.50%, 1/6/10                              10,000,000     10,109,992
3.88%, 1/15/10                              7,180,000      7,276,644
4.25%, 6/11/10                             22,600,000     23,316,149
4.50%, 10/9/09                             12,705,000     12,781,253
4.88%, 5/14/10                             10,000,000     10,344,314
5.00%, 9/18/09                             13,550,000     13,589,972
5.00%, 3/12/10                             23,270,000     23,886,328
5.25%, 8/5/09                              18,500,000     18,506,942
5.25%, 6/11/10                              6,200,000      6,449,622
6.50%, 11/13/09                             5,000,000      5,084,398
                                                        ------------
                                                         375,607,871
                                                        ------------
FREDDIE MAC (7.9%)
0.27%, 8/19/09 (a) (d)                     12,000,000     11,998,964
0.31%, 1/19/10 **                          25,000,000     24,963,188
0.33%, 10/10/09 (a) (d)                    35,000,000     35,000,000
0.88%, 8/4/09 (a) (d)                      25,000,000     25,000,000
1.25%, 3/18/10                             20,000,000     20,019,247
1.50%, 11/13/09 **                         13,500,000     13,441,500
3.13%, 2/4/10                              10,000,000     10,103,342
3.13%, 2/12/10                             10,000,000     10,139,983


                                   Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC, CONTINUED
4.13%, 9/1/09                             $11,000,000    $11,025,735
4.13%, 11/30/09                            10,000,000     10,111,182
4.13%, 7/12/10                             30,000,000     31,000,730
4.88%, 2/9/10                              40,000,000     40,881,699
                                                        ------------
                                                         243,685,570
                                                        ------------
TOTAL U.S. GOVERNMENT AGENCIES                           702,327,497
                                                        ------------
COMMERCIAL PAPER (23.5%)
ASSET BACKED COMMERCIAL PAPER (2.0%)
Old Line Funding LLC, 0.25%,
  8/4/09 ** (b)                            40,000,000     39,999,167
Old Line Funding LLC, 0.28%,
  8/11/09 ** (b)                           22,000,000     21,998,289
                                                        ------------
                                                          61,997,456
                                                        ------------
BEVERAGES-NON ALCOHOLIC (2.0%)
Coca-Cola Co. (The), 0.25%,
  11/4/09 **                               15,000,000     14,990,104
Coca-Cola Co. (The), 0.38%,
  12/9/09 **                               20,000,000     19,972,556
Coca-Cola Co. (The), 0.40%,
  8/17/09 **                               17,000,000     16,996,978
Coca-Cola Co. (The), 0.75%,
  6/2/10 **                                10,000,000      9,936,458
                                                        ------------
                                                          61,896,096
                                                        ------------
COMMERCIAL BANKS-CENTRAL U.S. (0.8%)
Bank of Montreal, 0.35%, 9/14/09           25,000,000     25,000,000
                                                        ------------
COMMERCIAL BANKS-EASTERN U.S. (0.5%)
Toronto Dominion Holding, 1.96%,
  10/6/09                                  15,000,000     15,001,875
                                                        ------------
COMMERCIAL BANKS NON-U.S. (1.8%)
Bank of Nova Scotia, 0.39%,
  8/7/09 **                                25,000,000     24,998,375
Societe Generale North America,
  0.23%, 8/18/09 **                        30,000,000     29,996,742
                                                        ------------
                                                          54,995,117
                                                        ------------
COSMETICS & TOILETRIES (0.9%)
Procter & Gamble International
  Funding SCA, 0.25%, 10/5/09 ** (b)       30,000,000     29,986,458
                                                        ------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
Rabobank Nederland NV, 0.35%,
  8/14/09                                  25,000,000     25,000,270
Rabobank USA Financial Co., 0.30%,
  9/3/09 **                                25,000,000     24,993,125
Rabobank USA Financial Co., 0.33%,
  9/1/09 **                                20,000,000     19,994,317
                                                        ------------
                                                          69,987,712
                                                        ------------
                            Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
COMMERCIAL PAPER, CONTINUED
DIVERSIFIED MANUFACTURING OPERATIONS (1.6%)
General Electric Co., 0.30%,
  9/21/09 **                              $50,000,000    $49,978,750
                                                        ------------
FIDUCIARY BANKS (1.1%)
State Street Corp., 0.25%, 8/3/09 **       35,000,000    34,999,514
                                                        ------------
FINANCE-INVESTMENT BANKER/BROKER (2.9%)
BNP Paribas Finance, Inc., 0.19%,
  8/3/09 **                                35,000,000     34,999,631
BNP Paribas Finance, Inc., 0.29%,
  8/10/09 **                               30,000,000     29,997,825
BNP Paribas Finance, Inc., 0.35%,
  10/5/09 **                               25,000,000     24,984,201
                                                        ------------
                                                          89,981,657
                                                        ------------
FOOD-MISC/DIVERSIFIED (1.3%)
Nestle Capital Corp., 0.45%,
  1/25/10 **                               20,000,000     19,955,750
Nestle Capital Corp., 0.70%,
  2/16/10 **                               20,000,000     19,922,611
                                                        ------------
                                                          39,878,361
                                                        ------------
MEDICAL-HOSPITALS (0.5%)
Essentia Health, 0.90%, 8/28/09 **         14,800,000     14,790,010
                                                        ------------
OIL COMPANY-INTEGRATED (3.5%)
BP Capital Markets PLC, 0.67%,
  8/19/09 ** (b)                           25,000,000     24,991,625
BP Capital Markets PLC, 0.90%,
  11/9/09 ** (b)                           15,000,000     14,962,500
Chevron Corp., 0.22%, 8/21/09 **           35,000,000     34,995,722
Mississippi Business Finance Corp.,
  0.55%, 10/19/09,
  (LOC: British Petroleum)                  8,100,000      8,100,000
Total Capital SA, 0.24%, 9/9/09 **         25,000,000     24,993,500
                                                        ------------
                                                         108,043,347
                                                        ------------
SCHOOLS (0.5%)
University of Michigan, 0.35%,
  9/3/09                                    6,435,000      6,435,000
University of Michigan, 0.35%,
  10/21/09                                  7,770,000      7,770,000
                                                        ------------
                                                          14,205,000
                                                        ------------
U.S. MUNICIPALS (1.9%)
Massachusetts State Water Resource,
  0.42%, 9/8/09                            25,000,000     25,000,000
Walnut Energy Center Authority,
  0.35%, 8/13/09 **                        35,000,000     34,995,917
                                                        ------------
                                                          59,995,917
                                                        ------------
TOTAL COMMERCIAL PAPER                                   730,737,270
                                                        ------------
DEMAND NOTES (4.5%)
BUILDING PRODUCTION-CEMENT/AGGREGATE (0.8%)
Sioux City Brick & Tile Co., 0.39%,
  8/6/09, (LOC: U.S. Bancorp) (a) (b) (d)  24,175,000     24,175,000
                                                        ------------

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
DEMAND NOTES, CONTINUED
FINANCE-OTHER SERVICES (1.5%)
Lexington Financial Services LLC,
  0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)          $29,955,000    $29,955,000
Mortgage Bankers Association of
  America, 0.63%, 8/7/09,
  (LOC: PNC Bank NA) (a) (d)               17,000,000     17,000,000
                                                        ------------
                                                          46,955,000
                                                        ------------
FINANCIAL (0.1%)
Cornerstone Funding Corp., Series
  2003-H, 1.65%, 1/1/34,
  (LOC: US Bancorp)                         4,015,000      4,015,000
                                                        ------------
SPECIAL PURPOSE ENTITY (2.1%)
Capital One Funding Corp.,
  Series 2001-A, 2.37%, 8/6/09,
  (LOC: JP Morgan, Inc.) (a) (d)            1,485,000      1,485,000
Corporate Finance Managers, Inc.,
  0.40%, 8/6/09,
  (LOC: Wells Fargo & Co.) (a) (d)         12,445,000     12,445,000
Erickson Foundation, Inc. (The),
  0.52%, 8/6/09, (LOC: FHLB) (a) (d)       25,000,000     25,000,000
Gulf Gate Apartments, Series 2003,
  0.40%, 8/6/09,
  (LOC: Wells Fargo & Co.) (a) (b) (d)      7,295,000      7,295,000
Park Street Properties I LLC,
  Series 2004, 0.60%, 8/6/09,
  (LOC: US Bancorp) (a) (d)                10,935,000     10,935,000
Pershing Drive Associates L.P.,
  0.90%, 8/6/09,
  (LOC: Royal Bank of Canada) (a) (d)       8,660,000      8,660,000
                                                        ------------
                                                          65,820,000
                                                        ------------
TOTAL DEMAND NOTES                                       140,965,000
                                                        ------------

MUNICIPAL DEMAND NOTES (18.3%)
ALASKA (1.3%)
Borough of North Slope, BP
  Exploration Alaska Project, AMT,
  0.40%, 8/3/09, (LOC: BP Amoco) (a) (d)   40,000,000     40,000,000
                                                        ------------
ARIZONA (0.3%)
Glendale Industrial Development
  Authority, Thunderbird, Garvin
  School, Series B, 0.50%, 8/6/09,
  (LOC: Bank of New York
  Co., Inc.) (a) (d)                        9,465,000      9,465,000
                                                        ------------
CALIFORNIA (2.6%)
County of Sacramento, Pensions,
  Series B, 0.80%, 8/5/09,
  (LOC: Bayerische Landesbank) (a) (d)     51,300,000     51,300,000
County of Sacramento, Pensions,
  Series C, 0.80%, 8/5/09,
  (LOC: Bayerische Landesbank) (a) (d)     21,010,000     21,010,000


                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL DEMAND NOTES, CONTINUED
CALIFORNIA, CONTINUED
Kern Water Bank Authority,
  Series B, 0.40%, 8/6/09,
  (LOC: Wells Fargo & Co.) (a) (d)        $ 3,931,000    $ 3,931,000
Sacramento County Housing Authority,
  Multi-Family, Natomas Park
  Apartments, Series B, 0.67%, 8/6/09,
  (LOC: FNMA) (a) (d)                       1,450,000      1,450,000
Statewide Communities Development
  Authority, Multi-Family Housing,
  Series X-T, 0.70%, 8/6/09,
  (LOC: FNMA) (a) (d)                         600,000        600,000
Statewide Communities Development
  Authority, Multi-Family, Valley Palms
  Apartments, Series C-T, 0.65%,
  8/6/09, (LOC: FNMA) (a) (d)               1,945,000      1,945,000
                                                        ------------
                                                          80,236,000
                                                        ------------
FLORIDA (1.3%)
Municipal Power Agency, All Required
  Project, Series D, 0.40%, 8/6/09,
  (LOC: Bank of America) (a) (d)           32,305,000     32,305,000
University South Florida Research
  Foundation, Inc., Series C, 0.65%,
  8/5/09, (LOC: Bank of America) (a) (d)    8,630,000      8,630,000
                                                        ------------
                                                          40,935,000
                                                        ------------
GEORGIA (0.0%)
Augusta Housing Authority, Westbury
  Creek Apartments, Series B, 2.00%,
  8/5/09, (LOC: FNMA) (a) (d)                 500,000        500,000
                                                        ------------
ILLINOIS (1.7%)
County of Will, Exxon Mobil Project,
  AMT, 0.26%, 8/3/09,
  (LOC: Exxon Mobil Corp.) (a) (d)         20,000,000     20,000,000
Finance Authority, Art Institute of
  Chicago, Series B-1, 0.38%, 8/5/09,
  (LOC: JP Morgan, Inc.) (a) (d)            6,000,000      6,000,000
Finance Authority, Commonwealth
  Edison Co., Series F, 0.33%, 8/5/09,
  (LOC: JP Morgan, Inc.) (a) (d)           10,100,000     10,100,000
Finance Authority, Fairview Village,
  Series E, 0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)            6,250,000      6,250,000
Finance Authority, Franciscan
  Communities, Series B, 0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)           11,830,000     11,830,000
                                                        ------------
                                                          54,180,000
                                                        ------------
INDIANA (1.1%)
City of Indianapolis Development,
  Multi-Family Housing, Pedcor
  Investments, Series B, 1.05%, 8/6/09,
  (LOC: FHLB) (a) (d)                         961,000        961,000
Health Facility Financing Authority,
  Clark Memorial Hospital,
  Series B, 2.37%, 8/6/09,
  (LOC: JP Morgan, Inc.) (a) (d)            2,770,000      2,770,000


                                   Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL DEMAND NOTES, CONTINUED
INDIANA, CONTINUED
Health Facility Financing Authority,
  Community Foundation of Northwest
  Indiana, Series B, 0.50%, 8/6/09,
  (LOC: Bank of Montreal) (a) (d)         $21,515,000    $21,515,000
Terre Haute, Westminister Village,
  Series B, 0.50%, 8/6/09,
  (LOC: Sovereign Bank FSB) (a) (d)         9,300,000      9,300,000
                                                        ------------
                                                          34,546,000
                                                        ------------
KENTUCKY (0.1%)
County of Boone, Northern Kentucky
  University Metropolitan Education and
  Training Services Center Project,
  0.80%, 8/6/09,
  (LOC: U.S. Bancorp) (a) (d)               4,660,000      4,660,000
                                                        ------------
MARYLAND (1.1%)
Health & Higher Educational
  Facilities Authority, Adventist
  Healthcare, Series B, 0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)           19,060,000     19,060,000
Health & Higher Educational
  Facilities Authority, Charlestown
  Community, Series B, 0.50%, 8/5/09,
  (LOC: Bank of America) (a) (d)           16,000,000     16,000,000
                                                        ------------
                                                          35,060,000
                                                        ------------
MASSACHUSETTS (0.9%)
Development Finance Agency,
  Briarwood, Series B, 1.00%, 8/6/09,
  (LOC: Sovereign Bank FSB) (a) (d)         8,940,000      8,940,000
Simmons College, 0.50%, 8/6/09,
  (LOC: JP Morgan, Inc.) (a) (d)           17,890,000     17,890,000
                                                        ------------
                                                          26,830,000
                                                        ------------
MICHIGAN (0.1%)
Charter Township of Canton, GO, 2.75%,
  8/5/09, (LOC: Comerica Bank) (a) (d)      1,000,000      1,000,000
Charter Township of Ypsilanti,
  Capital Improvements, Series B, GO,
  2.75%, 8/5/09,
  (LOC: Comerica Bank) (a) (d)              2,280,000      2,280,000
                                                        ------------
                                                           3,280,000
                                                        ------------
MINNESOTA (0.7%)
City of Plymouth, Carlson Center
  Project, 0.70%, 8/6/09,
  (LOC: U.S. Bancorp) (a) (d)                 600,000        600,000
City of St Paul, 0.40%, 8/6/09,
  (LOC: U.S. Bancorp) (a) (d)              12,500,000     12,500,000
State of Minnesota, Supplemental
  Student Loan, Series A, 0.65%,
  8/6/09, (LOC: U.S. Bancorp) (a) (d)      10,000,000     10,000,000
                                                        ------------
                                                          23,100,000
                                                        ------------

                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL DEMAND NOTES, CONTINUED
NEW MEXICO (0.2%)
City of Albuquerque Industrial, KTECH
  Corp. Project, 0.55%, 8/6/09,
  (LOC: Wells Fargo & Co.) (a) (d)        $ 4,145,000    $ 4,145,000
City of Albuquerque Industrial, KTECH
  Corp. Project, 0.55%, 8/6/09,
  (LOC: Wells Fargo & Co.) (a) (d)          1,440,000      1,440,000
                                                        ------------
                                                           5,585,000
                                                        ------------
NEW YORK (0.3%)
New York City Housing Development
  Corp., Multi-Family Housing, Chelsea
  Centro, Series A, 0.47%, 8/5/09,
  (LOC: Bayerische Landesbank) (a) (d)      8,405,000      8,405,000
                                                        ------------
OHIO (1.6%)
Air Quality Development Authority, AK
  Steel Corp., Series B, 0.30%, 8/5/09,
  (LOC: Royal Bank of Scotland) (a) (d)    26,000,000     26,000,000
City of Cleveland, Airport System,
  Series B, 0.37%, 8/6/09,
  (LOC: U.S. Bancorp) (a) (d)               5,000,000      5,000,000
County of Cuyahoga Health Care
  Facilities, Franciscan Communities,
  Series F, 0.50%, 8/6/09,
  (LOC: Bank of America) (a) (d)            1,250,000      1,250,000
Kent State University Revenues,
  0.30%, 8/3/09,
  (LOC: JP Morgan, Inc.) (a) (d)           18,105,000     18,105,000
                                                        ------------
                                                          50,355,000
                                                        ------------
PENNSYLVANIA (0.4%)
Berks County Municipal Authority,
  Phoebe-Devitt Homes,
  Series C, 0.50%, 8/6/09,
  (LOC: Sovereign Bank FSB) (a) (d)         2,710,000      2,710,000
Blair County Industrial Development
  Authority, AMT, 0.63%, 8/6/09,
  (LOC: PNC Bank NA) (a) (d)                9,000,000      9,000,000
                                                        ------------
                                                          11,710,000
                                                        ------------
TEXAS (4.0%)
Gulf Coast Waste Disposal Authority,
  Exxon Mobil Project,
  AMT, 0.17%, 8/3/09,
  (LOC: Exxon Mobil Corp.) (a) (d)         24,500,000     24,500,000
Gulf Coast Waste Disposal Authority,
  Exxon Mobil Project,
  AMT, 0.26% 8/3/09,
  (LOC: Exxon Mobil Corp.) (a) (d)         15,000,000     15,000,000
Gulf Coast Waste Disposal Authority,
  Exxon Mobil Project, Series B,
  AMT, 0.26%, 8/3/09,
  (LOC: Exxon Mobil Corp.) (a) (d)         19,400,000     19,400,000
Lower Neches Valley Authority
  Industrial Development Corp.,
  ExxonMobil Project, Series B,
  AMT, 0.26%, 8/3/09,
  (LOC: Exxon Mobil Corp.) (a) (d)         40,455,000     40,455,000


                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MUNICIPAL DEMAND NOTES, CONTINUED
TEXAS, CONTINUED
Lower Neches Valley Authority
  Industrial Development Corp.,
  ExxonMobil Project, Series B-4,
  AMT, 0.26%, 8/3/09,
  (LOC: Exxon Mobil Corp.) (a) (d)        $10,330,000    $10,330,000
Lower Neches Valley Authority
  Industrial Development Corp., Mobil
  Oil Refining Corp. Project,
  AMT, 0.17%, 8/3/09,
  (LOC: Exxon Mobil Corp.) (a) (d)         13,300,000     13,300,000
                                                        ------------
                                                         122,985,000
                                                        ------------
VIRGINIA (0.3%)
Alexandria Industrial Development
  Authority, American Academy of
  Otolaryngology, Series A, 0.39%,
  8/6/09, (LOC: Bank of America) (a) (d)    8,690,000      8,690,000
                                                        ------------
WASHINGTON (0.1%)
State Housing Finance Commission,
  Multi-Family, Granite Falls
  Retirement Plaza, Series B, 0.65%,
  8/6/09, (LOC: Wells Fargo
  & Co.) (a) (d)                              940,000        940,000
State Housing Finance Commission,
  Multi-Family, Sir Summer Ridge
  Associates, Series B, 0.55%, 8/3/09,
  (LOC: U.S. Bancorp) (a) (d)                 510,000        510,000
State Housing Finance Commission,
  Multi-Family, Vintage At Everett,
  Series B, 0.67%, 8/6/09,
  (LOC: FNMA) (a) (d)                       1,490,000      1,490,000
                                                        ------------
                                                           2,940,000
                                                        ------------
WEST VIRGINIA (0.2%)
Brooke County County Commission,
  Bethany College Project, Series B,
  0.73%, 8/6/09, (LOC: PNC Bank) (a) (d)    5,000,000      5,000,000
                                                        ------------
TOTAL MUNICIPAL DEMAND NOTES                             568,462,000
                                                        ------------

                                             SHARES
                                           ----------
MONEY MARKETS (7.8%)
AIM STIT Liquid Assets Portfolio (c) 148,094,060 148,094,060 Goldman Sachs Financial Square Funds
  - Prime Obligations Fund (c)             94,536,149     94,536,149
                                                        ------------
TOTAL MONEY MARKETS                                      242,630,209
                                                        ------------

                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
REPURCHASE AGREEMENTS (14.9%)
Barclays PLC, 0.20%, dated 7/31/09,
  due 8/3/09, (Proceeds at maturity,
  $190,003,167, Collateralized by
  U.S. Treasury Security, 2.63%,
  7/15/17, value $193,800,056)           $190,000,000   $190,000,000
Deutsche Bank, 0.19%, dated 7/31/09,
  due 8/3/09, (Proceeds at maturity,
  $245,003,879, Collateralized by
  various U.S. Government Agency
  Securities, 0.00%-4.50%, 8/21/09-
  4/28/11, value $249,903,489)            245,000,000    245,000,000
UBS Investment Bank, 0.17%, dated
  7/31/09, due 8/3/09, (Proceeds at
  maturity, $27,678,392, Collateralized
  by Federal Farm Credit Bank, 0.52%,
  2/11/10, value $28,235,161)              27,678,000     27,678,000
                                                     ---------------
TOTAL REPURCHASE AGREEMENTS                              462,678,000
                                                     ---------------

TOTAL INVESTMENTS (COST $3,127,038,265)(+) - 100.6%    3,127,033,265

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%           (18,696,665)
                                                     ---------------
NET ASSETS - 100.0%                                  $ 3,108,336,600
                                                     ===============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax
CMBS - Commercial Mortgage-Backed Security
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

At July 31, 2009, Institutional Money Market's investments were in the following countries:

COUNTRY
------------------------------------
Canada                          1.6%
France                          0.8%
Great Britain                   2.5%
Luxembourg                      0.8%
United States                  94.3%
                           ---------
TOTAL                         100.0%
                           =========


                     See notes to schedules of investments
                       and notes to financial statements.

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
MORTGAGE-BACKED SECURITIES (2.9%)
CMBS OTHER (2.9%)
Freddie Mac, 1.60%, 8/6/09 (a) (c)       $  7,510,000   $  7,510,000
Freddie Mac, 1.61%, 8/6/09 (a) (c)         25,728,305     25,728,305
Freddie Mac, 1.61%, 8/6/09 (a) (c)          2,730,000      2,730,000
Freddie Mac, 1.61%, 8/6/09 (a) (c)         41,938,744     41,938,744
                                                        ------------
                                                          77,907,049
                                                        ------------
TOTAL MORTGAGE-BACKED SECURITIES                          77,907,049
                                                        ------------
U.S. GOVERNMENT AGENCIES (61.7%)
FANNIE MAE (6.8%)
0.20%, 8/20/09 **                          25,000,000     24,997,361
0.29%, 11/2/09 **                          15,000,000     14,988,763
0.30%, 12/1/09 **                          15,000,000     14,984,750
0.33%, 8/3/09 **                            5,000,000      4,999,908
0.34%, 11/16/09 **                         15,000,000     14,984,842
0.34%, 12/23/09 **                         13,666,000     13,647,414
0.35%, 2/1/10 **                            3,370,000      3,363,972
0.45%, 10/21/09 (a) (c)                    10,000,000     10,006,758
0.47%, 2/22/10 **                           5,000,000      4,986,618
0.56%, 9/9/09 **                           15,000,000     14,990,900
0.88%, 8/12/09 (a) (c)                     11,500,000     11,514,380
0.90%, 8/8/09 (a) (c)                      18,000,000     18,009,867
3.25%, 2/10/10                              3,344,000      3,390,961
3.88%, 12/10/09                            15,050,000     15,239,005
4.63%, 12/15/09                             5,000,000      5,065,560
6.63%, 9/15/09                              9,710,000      9,756,401
                                                        ------------
                                                         184,927,460
                                                        ------------
FEDERAL FARM CREDIT BANK (3.4%)
0.21%, 8/22/09 (a) (c)                     25,000,000     24,967,796
0.32%, 9/21/09 (a) (c)                      8,000,000      7,983,408
0.36%, 9/21/09 (a) (c)                     25,000,000     24,906,824
2.70%, 9/23/09                              6,000,000      6,017,227
3.05%, 1/21/10                              4,000,000      4,048,511
3.88%, 12/17/09                            16,600,000     16,778,794
4.75%, 5/7/10                               8,845,000      9,126,384
                                                        ------------
                                                          93,828,944
                                                        ------------
FEDERAL HOME LOAN BANK (25.6%)
0.14%, 8/5/09 **                           25,000,000     24,999,611
0.16%, 8/7/09 **                           35,600,000     35,597,976
0.20%, 8/17/09 **                           8,500,000      8,499,245
0.22%, 8/13/09 (a)                         14,000,000     13,999,837
0.22%, 8/21/09 (a)                         10,500,000     10,499,566
0.22%, 10/16/09 (a) (c)                    15,000,000     15,002,556
0.23%, 8/27/09 (a)                         10,000,000      9,999,345
0.24%, 8/13/09 (a) (c)                      4,200,000      4,198,928
0.24%, 8/19/09 (a) (c)                     25,000,000     24,976,651
0.24%, 9/25/09 **                          20,000,000     19,992,667
0.30%, 8/24/09 **                          12,000,000     11,997,700
0.30%, 11/6/09 **                          20,000,000     19,983,833
0.31%, 1/6/10 **                            8,400,000      8,388,571
0.31%, 1/20/10 **                          10,000,000      9,985,428
0.34%, 1/5/10 **                           20,000,000     19,970,344

                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, CONTINUED
0.38%, 10/16/09 (a)                      $ 15,000,000   $ 15,000,000
0.44%, 10/13/09 (a)                        25,000,000     25,008,272
0.48%, 1/19/10 **                           7,510,000      7,492,877
0.50%, 2/1/10 **                           10,000,000      9,974,444
0.54%, 10/5/09 (a)                         25,000,000     25,001,405
0.55%, 8/12/09 **                          44,000,000     43,992,606
0.58%, 10/2/09 (a)                         25,000,000     25,009,705
0.61%, 8/20/09 (a) (c)                     25,000,000     24,974,524
0.65%, 9/10/09 (a) (c)                     15,000,000     15,000,000
0.65%, 5/11/10                             11,500,000     11,513,621
0.70%, 6/25/10                              5,000,000      5,000,000
0.79%, 8/19/09 (a) (c)                     20,000,000     20,015,139
0.83%, 11/18/09 **                          5,000,000      4,987,435
0.87%, 1/26/10                             10,000,000      9,993,660
0.90%, 8/3/09 (a) (c)                      25,000,000     25,000,000
2.25%, 10/2/09                              9,865,000      9,896,325
2.38%, 4/30/10                             12,235,000     12,375,995
2.56%, 8/4/09                              15,000,000     15,002,199
2.63%, 3/12/10                             10,000,000     10,109,888
2.72%, 9/18/09                              5,000,000      4,997,426
3.00%, 6/11/10                             20,250,000     20,675,518
3.10%, 2/4/10                              10,500,000     10,637,445
3.50%, 1/6/10                               5,000,000      5,054,996
3.75%, 1/8/10                              13,385,000     13,559,503
4.25%, 11/20/09                             4,000,000      4,043,994
4.38%, 3/17/10                              9,290,000      9,508,782
4.50%, 10/9/09                             18,000,000     18,127,725
4.88%, 5/14/10                             10,415,000     10,773,603
5.00%, 12/11/09                            22,750,000     23,089,022
5.00%, 3/12/10                              3,715,000      3,808,697
5.25%, 8/5/09                              14,750,000     14,756,950
                                                        ------------
                                                         692,474,014
                                                        ------------
FREDDIE MAC (21.7%)
0.15%, 8/3/09 **                           35,000,000     34,999,453
0.16%, 8/10/09 **                          25,000,000     24,999,000
0.16%, 8/24/09 **                          25,220,000     25,217,422
0.18%, 8/17/09 **                          25,000,000     24,998,000
0.19%, 8/24/09 (a) (c)                     10,000,000      9,992,461
0.20%, 8/5/09 (a) (c)                      25,000,000     24,986,789
0.21%, 9/9/09 **                           18,200,000     18,195,860
0.21%, 9/28/09 **                          25,000,000     24,991,743
0.22%, 8/19/09 (a) (c)                     12,000,000     11,994,491
0.23%, 8/10/09 (a) (c)                     15,000,000     14,999,342
0.26%, 8/18/09 (a) (c)                     17,000,000     16,998,775
0.27%, 8/19/09 (a) (c)                     18,000,000     17,998,447
0.27%, 8/21/09 (a) (c)                     30,000,000     29,999,341
0.33%, 10/10/09 (a) (c)                    25,000,000     25,000,000
0.45%, 9/21/09 **                          30,900,000     30,880,845
0.51%, 9/14/09 **                          35,100,000     35,078,403
0.54%, 1/4/10 **                            5,500,000      5,487,130
0.55%, 9/1/09 **                           22,000,000     21,989,581
0.62%, 8/3/09 (a) (c)                      25,000,000     25,000,000
0.64%, 11/13/09 **                         20,000,000     19,964,033


                                    Continued

                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC, CONTINUED
0.88%, 8/4/09 (a) (c)                    $ 25,000,000   $ 25,000,000
1.25%, 3/18/10                             10,000,000     10,009,623
3.13%, 2/4/10                              10,000,000     10,103,342
4.00%, 12/15/09                            11,135,000     11,269,105
4.13%, 9/1/09                              10,000,000     10,032,276
4.13%, 11/30/09                            10,000,000     10,110,507
4.25%, 2/24/10                              2,300,000      2,340,873
4.38%, 3/1/10                               8,302,000      8,471,001
4.75%, 11/3/09                             19,750,000     19,949,327
4.88%, 2/9/10                              29,770,000     30,411,052
6.63%, 9/15/09                              6,500,000      6,537,881
                                                       -------------
                                                         588,006,103
                                                       -------------
OVERSEAS PRIVATE INVESTMENT CORP. (4.2%)
0.25%, 8/5/09 (a) (c)                      29,400,000     29,400,000
0.25%, 8/5/09 (a) (c)                      49,114,000     49,114,000
0.25%, 8/5/09 (a) (c)                      18,824,000     18,824,000
0.25%, 8/5/09 (a) (c)                      15,000,000     15,000,000
                                                       -------------
                                                         112,338,000
                                                       -------------
TOTAL U.S. GOVERNMENT AGENCIES                         1,671,574,521
                                                       -------------
U.S. TREASURY OBLIGATIONS (0.9%)
U.S. TREASURY BILLS (0.9%)
0.33%, 12/24/09 **                         25,000,000     24,966,368
                                                       -------------
TOTAL U.S. TREASURY OBLIGATIONS                           24,966,368
                                                       -------------
                                             SHARES
                                           ----------
MONEY MARKETS (7.9%)
AIM STIT Government & Agency
  Portfolio (b)                            96,590,873     96,590,873
Goldman Sachs Financial Square
  Funds - Government Fund (b)             117,395,536    117,395,536
                                                       -------------
TOTAL MONEY MARKETS                                      213,986,409
                                                       -------------

                                    Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
REPURCHASE AGREEMENTS (26.4%)
Bank of America Securities, LLC, 0.17%,
  dated 7/31/09, due 8/3/09, (Proceeds
  at maturity, $275,003,896,
  Collateralized by various U.S.
  Government Agency Securities,
  0.00%-1.38%, 11/12/09-6/15/11,
  value $280,500,121)                    $275,000,000   $275,000,000
Barclays PLC, 0.20%, dated 7/31/09, due
  8/3/09, (Proceeds at maturity,
  $215,003,583, Collateralized by
  various U.S. Treasury Securities,
  0.00%-1.38%, 9/24/09-5/15/12,
  value $219,300,080)                     215,000,000    215,000,000
Deutsche Bank, 0.19%, dated 7/31/09,
  due 8/3/09, (Proceeds at maturity,
  $205,003,246, Collateralized by
  various U.S. Government Agency
  Securities, 0.00%-4.65%,
  2/1/11-1/27/14, value
  $209,100,073)                           205,000,000    205,000,000
UBS Investment Bank, 0.17%, dated
  7/31/09, due 8/3/09, (Proceeds at
  maturity, $19,211,272, Collateralized
  by Federal Farm Credit Bank,
  0.52%, 2/11/10, value $19,597,053)       19,211,000     19,211,000
                                                      --------------
TOTAL REPURCHASE AGREEMENTS                              714,211,000
                                                      --------------
TOTAL INVESTMENTS (COST $2,702,645,347)(+) - 99.8%     2,702,645,347
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%               4,080,088
                                                      --------------
NET ASSETS - 100.0%                                   $2,706,725,435
                                                      ==============


NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b)  Investment is in Institutional Shares of underlying fund/portfolio.

(c)  Maturity date is next rate reset date.

The following abbreviation is used in the Schedule of Investments:
CMBS - Commercial Mortgage-Backed Security


                     See notes to schedules of investments
                       and notes to financial statements.

U.S. TREASURY MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2009
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
CORPORATE BONDS (2.8%)
DIVERSIFIED FINANCIAL SERVICES (2.4%)
General Electric Capital Corp.,
  1.03%, 9/9/09 (a) (c) (d)              $ 40,000,000   $ 40,221,054
                                                       -------------
FINANCE-INVESTMENT BANKER/BROKER (0.4%)
Citigroup Funding, Inc., 0.59%,
  10/30/09 (a) (c) (d)                      7,450,000      7,472,339
                                                       -------------
TOTAL CORPORATE BONDS                                     47,693,393
                                                       -------------
U.S. TREASURY BILLS (42.6%)
0.16%, 8/13/09 **                          50,000,000     49,997,296
0.20%, 9/24/09 **                          50,000,000     49,985,037
0.22%, 10/29/09 **                         50,000,000     49,973,424
0.26%, 11/12/09 **                         25,000,000     24,981,403
0.29%, 10/1/09 **                          50,000,000     49,976,045
0.29%, 11/27/09 **                         15,000,000     14,985,742
0.29%, 1/21/10 **                          25,000,000     24,964,619
0.29%, 1/28/10 **                          25,000,000     24,964,438
0.32%, 10/8/09 **                          25,000,000     24,984,911
0.33%, 12/24/09 **                         25,000,000     24,966,368
0.38%, 9/17/09 **                          25,000,000     24,987,777
0.39%, 9/10/09 **                          50,000,000     49,978,486
0.39%, 10/22/09 **                         65,000,000     64,943,585
0.42%, 2/11/10 **                          25,000,000     24,944,090
0.44%, 8/6/09 **                           50,000,000     49,997,092
0.45%, 9/15/09 **                          25,000,000     24,986,094
0.47%, 12/17/09 **                         50,000,000     49,911,690
0.48%, 8/20/09 **                          25,000,000     24,993,733
0.50%, 11/19/09 **                         60,000,000     59,909,861
0.50%, 4/1/10 **                           20,000,000     19,933,175
                                                       -------------
TOTAL U.S. TREASURY BILLS                                734,364,866
                                                       -------------
U.S. TREASURY NOTES (12.0%)
1.75%, 3/31/10                             25,000,000     25,216,609
3.13%, 11/30/09                            30,000,000     30,265,054
3.63%, 1/15/10                             50,000,000     50,697,802
3.63%, 6/15/10                             15,000,000     15,378,683
4.00%, 8/31/09                             75,000,000     75,174,428
4.00%, 9/30/09                             10,000,000     10,056,334
                                                       -------------
TOTAL U.S. TREASURY NOTES                                206,788,910
                                                       -------------

                                             SHARES
MONEY MARKETS (0.2%)
AIM STIT Treasury Portfolio (b)               599,854        599,854
Goldman Sachs Financial Square
  Funds - Treasury Obligations
  Fund (b)                                  2,679,076      2,679,076
                                                       -------------
TOTAL MONEY MARKETS                                        3,278,930
                                                       -------------


                                   Continued


                                           PRINCIPAL
                                             AMOUNT         VALUE
                                           ----------     ----------
REPURCHASE AGREEMENTS (42.3%)
Bank of America Securities, LLC, 0.17%,
  dated 7/31/09, due 8/3/09, (Proceeds
  at maturity, $167,515,373,
  Collateralized by various U.S.
  Treasury Securities, 1.88%-2.38%,
  7/15/13-1/15/25,
  value $170,863,305)                    $167,513,000   $167,513,000
Barclays PLC, 0.20%, dated 7/31/09, due
  8/3/09, (Proceeds at maturity,
  $210,003,500, Collateralized by U.S.
  Treasury Bill, 0.00%, 9/24/09,
  value $214,200,036)                     210,000,000    210,000,000
BMO Nesbitt Burns, 0.18%, dated
  7/31/09, due 8/3/09, (Proceeds at
  maturity, $100,001,500, Collateralized
  by various U.S. Treasury Securities,
  0.00%-3.25%, 10/22/09-7/31/16,
  value $102,000,079)                     100,000,000    100,000,000
Deutsche Bank, 0.18%, dated 7/31/09,
  due 8/3/09, (Proceeds at maturity,
  $250,003,750, Collateralized by
  various U.S. Treasury Securities,
  0.00%-6.13%, 1/21/10-11/15/27,
  value $255,000,012)                     250,000,000    250,000,000
                                                      --------------
TOTAL REPURCHASE AGREEMENTS                              727,513,000
                                                      --------------
TOTAL INVESTMENTS (COST $1,719,639,099)(+) - 99.9%     1,719,639,099
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%               1,688,334
                                                      --------------
NET ASSETS - 100.0%                                   $1,721,327,433
                                                      ==============


NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2009.

(b)  Investment is in Institutional Shares of underlying fund/portfolio.

(c)  Maturity date is next rate reset date.

(d)  FDIC guaranteed through Treasury Liquidity Guarantee Program.

                     See notes to schedules of investments
                       and notes to financial statements.

                      This page intentionally left blank.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2009
--------------------------------------------------------------------------------

                                                                                      INSTITUTIONAL
                                                       PRIME        INSTITUTIONAL      GOVERNMENT        U.S. TREASURY
ASSETS:                                             MONEY MARKET     MONEY MARKET      MONEY MARKET      MONEY MARKET
                                                  ---------------   ---------------   ---------------   ---------------
Investments, at amortized cost and value          $ 1,121,088,692   $ 2,664,355,265   $ 1,988,434,347   $   992,126,099
Repurchase agreement, at cost and value               152,696,000       462,678,000       714,211,000       727,513,000
                                                  ---------------   ---------------   ---------------   ---------------
   Total Investments                                1,273,784,692     3,127,033,265     2,702,645,347     1,719,639,099

Cash                                                          125               699               531               925
Interest receivable                                     2,515,221         6,809,614         4,828,973         1,921,328
Receivable for Fund shares sold                           137,620           492,402             3,789            16,866
Prepaid expenses and other assets                         123,432           197,885           131,327           189,584
                                                  ---------------   ---------------   ---------------   ---------------
   Total Assets                                     1,276,561,090     3,134,533,865     2,707,609,967     1,721,767,802
                                                  ---------------   ---------------   ---------------   ---------------
LIABILITIES:
Distributions payable                                      87,134           413,642           286,611            89,157
Payable for investments purchased                      11,568,964        25,085,333                --             1,877
Payable for Fund shares redeemed                          152,845                 5            40,000               276
Accrued expenses and other payables:
   Payable to Advisor and affiliates                      469,021           521,628           396,765           215,859
   Distribution and administrative servicing fee          116,299            95,709            90,717            68,796
   Other                                                  133,205            80,948            70,439            64,404
                                                  ---------------   ---------------   ---------------   ---------------
   Total Liabilities                                   12,527,468        26,197,265           884,532           440,369
                                                  ---------------   ---------------   ---------------   ---------------
NET ASSETS:
Paid-in Capital                                   $ 1,264,137,912   $ 3,108,412,508   $ 2,706,730,275   $ 1,721,319,275
Accumulated net investment income                          88,669             6,520             1,706             8,158
Accumulated net realized loss from
   investment transactions                               (192,959)          (82,428)           (6,546)               --
                                                  ---------------   ---------------   ---------------   ---------------
   Net Assets                                     $ 1,264,033,622   $ 3,108,336,600   $ 2,706,725,435   $ 1,721,327,433
                                                  ===============   ===============   ===============   ===============
NET ASSETS:
   Institutional Shares                           $   723,023,572   $ 2,507,707,546   $ 2,058,232,725   $ 1,305,329,239
   Class A Shares                                     537,554,584                NA                NA                NA
   Class B Shares                                       2,600,503                NA                NA                NA
   Class C Shares                                         854,963                NA                NA                NA
   Select Shares                                               NA       117,441,220       113,374,623        24,742,942
   Preferred Shares                                            NA       165,805,916       376,799,659       295,058,072
   Trust Shares                                                NA       317,381,918       158,318,428        96,197,180
                                                  ---------------   ---------------   ---------------   ---------------
   Total                                          $ 1,264,033,622   $ 3,108,336,600   $ 2,706,725,435   $ 1,721,327,433
                                                  ===============   ===============   ===============   ===============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value):
   Institutional Shares                               723,183,561     2,507,789,977     2,058,263,206     1,305,220,054
   Class A Shares                                     537,671,210                NA                NA                NA
   Class B Shares                                       2,601,985                NA                NA                NA
   Class C Shares                                         854,967                NA                NA                NA
   Select Shares                                               NA       117,444,028       113,375,626        24,737,727
   Preferred Shares                                            NA       165,803,692       376,798,362       295,005,717
   Trust Shares                                                NA       317,379,980       158,316,743        96,186,835
                                                  ---------------   ---------------   ---------------   ---------------
   Total                                            1,264,311,723     3,108,417,677     2,706,753,937     1,721,150,333
                                                  ===============   ===============   ===============   ===============
NET ASSET VALUE
Offering and redemption price per share -
   Institutional Shares, Class A Shares,
   Class B Shares, Class C Shares, Select Shares,
   Preferred Shares and Trust Shares (a)          $          1.00   $          1.00   $          1.00   $          1.00
                                                  ===============   ===============   ===============   ===============

---------------
(a) Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2009
--------------------------------------------------------------------------------

                                                                                       INSTITUTIONAL
                                                       PRIME         INSTITUTIONAL       GOVERNMENT       U.S. TREASURY
INVESTMENT INCOME:                                  MONEY MARKET      MONEY MARKET      MONEY MARKET      MONEY MARKET
                                                  ---------------   ---------------   ---------------   ---------------
Interest income                                   $    26,479,784   $    47,019,766   $    25,131,360   $    16,931,155
Dividend income                                         1,259,435         2,375,878         1,191,467           232,598
                                                  ---------------   ---------------   ---------------   ---------------
   Total Income                                        27,739,219        49,395,644        26,322,827        17,163,753
                                                  ---------------   ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees                                5,934,575        11,571,778         9,321,621         9,005,061
Administration fees                                     2,568,930         5,009,728         4,035,978         3,898,260
Distribution servicing fees - Class A                   1,577,879                NA                NA                NA
Distribution servicing fees - Class B                      31,244                NA                NA                NA
Distribution servicing fees - Class C                       7,427                NA                NA                NA
Administrative servicing fees - Class C                     2,476                NA                NA                NA
Administrative servicing fees - Select Shares                  NA           100,107            60,603            35,160
Administrative servicing fees - Preferred Shares               NA           185,139           574,884           721,795
Administrative servicing fees - Trust Shares                   NA           760,936           566,430           312,844
Accounting fees                                           257,844           402,035           342,883           333,705
Registration and filing fees                               27,487            24,295            17,931            17,642
Transfer and dividend disbursing agent fees                90,923           141,907           102,484           125,208
Custody fees                                               50,676            70,607            70,734            77,302
Trustees' fees and expenses                                63,991           114,185            80,895            92,385
Treasury Guarantee Program expense                        563,069           939,514           556,537           831,588
Professional fees and other expenses                      305,696           142,302           166,736           252,633
                                                  ---------------   ---------------   ---------------   ---------------
   Total expenses                                      11,482,217        19,462,533        15,897,716        15,703,583
                                                  ---------------   ---------------   ---------------   ---------------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                 (1,410,667)      (11,399,317)       (9,265,330)       (9,168,874)
                                                  ---------------   ---------------   ---------------   ---------------
   Net Expenses                                        10,071,550         8,063,216         6,632,386         6,534,709
                                                  ---------------   ---------------   ---------------   ---------------
NET INVESTMENT INCOME                                  17,667,669        41,332,428        19,690,441        10,629,044
                                                  ---------------   ---------------   ---------------   ---------------
Net realized gains/(losses) on investments                 14,024            35,809            (6,545)           38,452
                                                  ---------------   ---------------   ---------------   ---------------
Change in net assets resulting from operations    $    17,681,693   $    41,368,237   $    19,683,896   $    10,667,496
                                                  ===============   ===============   ===============   ===============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                           PRIME
                                                                        MONEY MARKET
                                                             ------------------------------------
                                                                  YEAR                 YEAR
                                                                  ENDED                ENDED
                                                                 JULY 31,             JULY 31,
                                                                  2009                 2008
                                                             ---------------      ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                      $    17,667,669      $    48,001,869
  Net realized gains/(losses) from investment transactions            14,024             (114,669)
                                                             ---------------      ---------------
Change in net assets resulting from operations                    17,681,693           47,887,200
                                                             ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                           (10,944,254)         (26,717,961)
  Class A Shares                                                  (6,701,724)         (21,685,963)
  Class B Shares                                                     (16,233)             (45,877)
  Class C Shares                                                      (5,743)             (27,756)
  Advisor Shares                                                          NA               (3,368)
  Select Shares                                                           NA                   NA
  Preferred Shares                                                        NA                   NA
  Trust Shares                                                            NA                   NA
                                                             ---------------      ---------------
  Change in net assets from Fund shareholder distributions       (17,667,954)         (48,480,925)
                                                             ---------------      ---------------
Change in net assets from fund share transactions               (353,716,571)         384,210,602
                                                             ---------------      ---------------
Change in net assets                                            (353,702,832)         383,616,877

NET ASSETS:
Beginning of period                                            1,617,736,454        1,234,119,577
                                                             ---------------      ---------------
End of period                                                $ 1,264,033,622      $ 1,617,736,454
                                                             ===============      ===============
Accumulated net investment income                            $        88,669      $        90,403
                                                             ===============      ===============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL             INSTITUTIONAL GOVERNMENT
                                                                          MONEY MARKET                     MONEY MARKET
                                                               -------------------------------   -------------------------------
                                                                    YEAR             YEAR             YEAR            YEAR
                                                                    ENDED           ENDED             ENDED           ENDED
                                                                   JULY 31,        JULY 31,          JULY 31,        JULY 31,
                                                                    2009             2008             2009             2008
                                                               --------------   --------------   --------------   --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                        $   41,332,428   $  101,931,586   $   19,690,441   $   43,035,238
  Net realized gains/(losses) from investment transactions             35,809         (117,541)          (6,545)          13,340
                                                               --------------   --------------   --------------   --------------
Change in net assets resulting from operations                     41,368,237      101,814,045       19,683,896       43,048,578
                                                               --------------   --------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                            (34,052,552)     (83,234,532)     (14,141,762)     (28,163,923)
  Class A Shares                                                           NA               NA               NA               NA
  Class B Shares                                                           NA               NA               NA               NA
  Class C Shares                                                           NA               NA               NA               NA
  Advisor Shares                                                           NA               NA               NA               NA
  Select Shares                                                    (1,855,064)      (3,522,646)        (639,427)        (931,736)
  Preferred Shares                                                 (1,626,668)      (5,293,072)      (3,062,459)      (8,964,667)
  Trust Shares                                                     (3,847,827)      (9,880,880)      (1,872,559)      (4,974,914)
                                                               --------------   --------------   --------------   --------------
  Change in net assets from Fund shareholder distributions        (41,382,111)    (101,931,130)     (19,716,207)     (43,035,240)
                                                               --------------   --------------   --------------   --------------
Change in net assets from fund share transactions                 184,526,242      858,112,405    1,416,187,748      435,693,670
                                                               --------------   --------------   --------------   --------------
Change in net assets                                              184,512,368      857,995,320    1,416,155,437      435,707,008

NET ASSETS:
Beginning of period                                             2,923,824,232    2,065,828,912    1,290,569,998      854,862,990
                                                               --------------   --------------   --------------   --------------
End of period                                                  $3,108,336,600   $2,923,824,232   $2,706,725,435   $1,290,569,998
                                                               ==============   ==============   ==============   ==============
Accumulated net investment income                              $        6,520   $       53,070   $        1,706   $       12,376
                                                               ==============   ==============   ==============   ==============
                                                                         U.S. TREASURY
                                                                         MONEY MARKET
                                                                 -------------------------------
                                                                     YEAR            YEAR
                                                                     ENDED           ENDED
                                                                    JULY 31,        JULY 31,
                                                                     2009             2008
                                                                 --------------   --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                          $   10,629,044   $   40,704,206
  Net realized gains/(losses) from investment transactions               38,452            1,029
                                                                 --------------   --------------
Change in net assets resulting from operations                       10,667,496       40,705,235
                                                                 --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                               (8,035,343)     (21,579,960)
  Class A Shares                                                             NA               NA
  Class B Shares                                                             NA               NA
  Class C Shares                                                             NA               NA
  Advisor Shares                                                             NA               NA
  Select Shares                                                        (151,465)      (1,810,814)
  Preferred Shares                                                   (2,007,705)     (14,936,228)
  Trust Shares                                                         (439,475)      (3,042,493)
                                                                 --------------   --------------
  Change in net assets from Fund shareholder distributions          (10,633,988)     (41,369,495)
                                                                 --------------   --------------
Change in net assets from fund share transactions                  (141,261,298)     831,633,466
                                                                 --------------   --------------
Change in net assets                                               (141,227,790)     830,969,206

NET ASSETS:
Beginning of period                                               1,862,555,223    1,031,586,017
                                                                 --------------   --------------
End of period                                                    $1,721,327,433   $1,862,555,223
                                                                 ==============   ==============
Accumulated net investment income                                $        8,158   $       10,442
                                                                 ==============   ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                   PRIME
                                                MONEY MARKET
                                       --------------------------------
                                           YEAR             YEAR
                                          ENDED            ENDED
                                         JULY 31,         JULY 31,
                                           2009             2008
                                       --------------    --------------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                         1,447,894,942     1,815,668,264
  Shares issued in connection with
     acquisition of Government
     Money Market Fund ~                           --       114,584,790
  Dividends reinvested                      1,686,958         4,257,721
  Shares redeemed                      (1,619,326,625)   (1,647,434,091)
                                       --------------    --------------
  Total Institutional Shares             (169,744,725)      287,076,684
                                       --------------    --------------
Class A Shares
  Shares issued                           764,807,283       772,343,518
  Shares issued in connection with
     acquisition of Government
     Money Market Fund ~                           --        90,753,659
  Shares issued in conversion
     from Advisor Class @                          --           178,339
  Dividends reinvested                      6,683,342        21,637,624
  Shares redeemed                        (955,422,760)     (788,502,287)
                                       --------------    --------------
  Total Class A Shares                   (183,932,135)       96,410,853
                                       --------------    --------------
Class B Shares
  Shares issued                             2,738,356        1,647,430
  Dividends reinvested                          6,012           18,913
  Shares redeemed                          (2,534,090)        (742,961)
                                       --------------    --------------
  Total Class B Shares                        210,278          923,382
                                       --------------    --------------
Class C Shares
  Shares issued                               525,511          261,703
  Dividends reinvested                          5,421           27,058
  Shares redeemed                            (778,744)        (251,679)
                                       --------------    --------------
  Total Class C Shares                       (247,812)          37,082
                                       --------------    --------------
Advisor Shares
  Shares issued                                    NA            3,046
  Dividends reinvested                             NA            2,730
  Shares redeemed                                  NA         (242,902)
                                       --------------    --------------
  Total Advisor Shares                             NA         (237,126)
                                       --------------    --------------
Select Shares
  Shares issued                                    NA               NA
  Dividends reinvested                             NA               NA
  Shares redeemed                                  NA               NA
                                       --------------    --------------
  Total Select Shares                              NA               NA
                                       --------------    --------------
Preferred Shares
  Shares issued                                    NA               NA
  Dividends reinvested                             NA               NA
  Shares redeemed                                  NA               NA
                                       --------------    --------------
  Total Preferred Shares                           NA               NA
                                       --------------    --------------
Trust Shares
  Shares issued                                    NA               NA
  Dividends reinvested                             NA               NA
  Shares redeemed                                  NA               NA
                                       --------------    --------------
  Total Trust Shares                               NA               NA
                                       --------------    --------------

-----------------
*    Share transactions are at a Net Asset Value of $1.00 per share.
~    Shares merged November 16, 2007.
@    Advisor shares merged into Class A shares on November 26, 2007.


                       See notes to financial statements.

        FIFTH THIRD FUNDS STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND
                                                              SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                       INSTITUTIONAL              INSTITUTIONAL GOVERNMENT
                                                        MONEY MARKET                   MONEY MARKET
                                             -------------------------------   -------------------------------
                                                  YEAR            YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                JULY 31,         JULY 31,         JULY 31,         JULY 31,
                                                  2009            2008             2009             2008
                                             --------------   --------------   --------------   --------------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                               9,060,498,809    9,279,562,987    7,559,025,399    4,218,113,932
  Shares issued in connection with
     acquisition of Government
     Money Market Fund ~                                 --               --               --               --
  Dividends reinvested                           17,780,796       43,313,612        5,501,119        8,297,672
  Shares redeemed                            (8,950,954,448)  (8,629,779,632)  (6,287,174,892)  (3,932,555,301)
                                             --------------   --------------   --------------   --------------
  Total Institutional Shares                    127,325,157      693,096,967    1,277,351,626      293,856,303
                                             --------------   --------------   --------------   --------------
Class A Shares
  Shares issued                                          NA               NA               NA               NA
  Shares issued in connection with
     acquisition of Government
     Money Market Fund ~                                 NA               NA               NA               NA
  Shares issued in conversion
     from Advisor Class @                                NA               NA               NA               NA
  Dividends reinvested                                   NA               NA               NA               NA
  Shares redeemed                                        NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
  Total Class A Shares                                   NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
Class B Shares
  Shares issued                                          NA               NA               NA               NA
  Dividends reinvested                                   NA               NA               NA               NA
  Shares redeemed                                        NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
  Total Class B Shares                                   NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
Class C Shares
  Shares issued                                          NA               NA               NA               NA
  Dividends reinvested                                   NA               NA               NA               NA
  Shares redeemed                                        NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
  Total Class C Shares                                   NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
Advisor Shares
  Shares issued                                          NA               NA               NA               NA
  Dividends reinvested                                   NA               NA               NA               NA
  Shares redeemed                                        NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
  Total Advisor Shares                                   NA               NA               NA               NA
                                             --------------   --------------   --------------   --------------
Select Shares
  Shares issued                                 683,983,020      667,561,897      405,884,053      213,606,505
  Dividends reinvested                            1,126,119        2,537,089          527,291          615,050
  Shares redeemed                              (678,077,650)    (619,584,202)    (336,828,569)    (184,411,112)
                                             --------------   --------------   --------------   --------------
  Total Select Shares                             7,031,489       50,514,784       69,582,775       29,810,443
                                             --------------   --------------   --------------   --------------
Preferred Shares
  Shares issued                               1,039,110,858    2,661,633,186    1,358,825,001    1,172,811,192
  Dividends reinvested                            1,346,050        4,179,027        2,253,571        5,900,344
  Shares redeemed                              (996,138,746)  (2,631,945,550)  (1,230,271,195)  (1,157,858,627)
                                             --------------   --------------   --------------   --------------
  Total Preferred Shares                         44,318,162       33,866,663      130,807,377       20,852,909
                                             --------------   --------------   --------------   --------------
Trust Shares
  Shares issued                                 374,533,003      455,625,287      331,577,993      360,941,316
  Dividends reinvested                              392,015        1,074,751          279,933          515,231
  Shares redeemed                              (369,074,072)    (376,068,648)    (393,411,663)    (270,265,761)
                                             --------------   --------------   --------------   --------------
  Total Trust Shares                              5,850,946       80,631,390      (61,553,737)      91,190,786
                                             --------------   --------------   --------------   --------------
                                                      U.S. TREASURY
                                                     MONEY MARKET
                                              -------------------------------
                                                   YEAR            YEAR
                                                   ENDED           ENDED
                                                 JULY 31,         JULY 31,
                                                   2009            2008
                                              --------------   --------------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                                6,355,929,792    3,009,576,882
  Shares issued in connection with
     acquisition of Government
     Money Market Fund ~                                  --               --
  Dividends reinvested                             2,299,091        3,265,423
  Shares redeemed                             (6,269,946,880)  (2,215,814,929)
                                              --------------   --------------
  Total Institutional Shares                      88,282,003      797,027,376
                                              --------------   --------------
Class A Shares
  Shares issued                                           NA               NA
  Shares issued in connection with
     acquisition of Government
     Money Market Fund ~                                  NA               NA
  Shares issued in conversion
     from Advisor Class @                                 NA               NA
  Dividends reinvested                                    NA               NA
  Shares redeemed                                         NA               NA
                                              --------------   --------------
  Total Class A Shares                                    NA               NA
                                              --------------   --------------
Class B Shares
  Shares issued                                           NA               NA
  Dividends reinvested                                    NA               NA
  Shares redeemed                                         NA               NA
                                              --------------   --------------
  Total Class B Shares                                    NA               NA
                                              --------------   --------------
Class C Shares
  Shares issued                                           NA               NA
  Dividends reinvested                                    NA               NA
  Shares redeemed                                         NA               NA
                                              --------------   --------------
  Total Class C Shares                                    NA               NA
                                              --------------   --------------
Advisor Shares
  Shares issued                                           NA               NA
  Dividends reinvested                                    NA               NA
  Shares redeemed                                         NA               NA
                                              --------------   --------------
  Total Advisor Shares                                    NA               NA
                                              --------------   --------------
Select Shares
  Shares issued                                   84,816,976      348,155,051
  Dividends reinvested                                18,697           10,580
  Shares redeemed                                (80,625,209)    (391,477,414)
                                              --------------   --------------
  Total Select Shares                              4,210,464      (43,311,783)
                                              --------------   --------------
Preferred Shares
  Shares issued                                1,413,978,909    2,317,188,382
  Dividends reinvested                               376,100        1,231,619
  Shares redeemed                             (1,600,213,299)  (2,310,106,806)
                                              --------------   --------------
  Total Preferred Shares                        (185,858,290)       8,313,195
                                              --------------   --------------
Trust Shares
  Shares issued                                  381,149,029      577,531,488
  Dividends reinvested                                   423               --
  Shares redeemed                               (429,043,815)    (507,943,553)
                                              --------------   --------------
  Total Trust Shares                             (47,894,363)      69,587,935
                                              --------------   --------------

                       See notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               NET REALIZED
                                                   NET ASSET                  AND UNREALIZED       LESS
                                                     VALUE,        NET            GAINS/       DISTRIBUTIONS
                                                   BEGINNING   INVESTMENT    (LOSSES) FROM          TO
                                                   OF PERIOD     INCOME        INVESTMENTS      SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.04(3)             --^          (0.04)
Year ended 7/31/07                                   $1.00         0.05(3)@            --^          (0.05)
Year ended 7/31/06                                   $1.00         0.04                --^          (0.04)
Year ended 7/31/05                                   $1.00         0.02                --^          (0.02)
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS A SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.03(3)             --^          (0.03)
Year ended 7/31/07                                   $1.00         0.05(3)@            --^          (0.05)
Year ended 7/31/06                                   $1.00         0.04                --^          (0.04)
Year ended 7/31/05                                   $1.00         0.02                --^          (0.02)
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS B SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.03(3)             --^          (0.03)
Year ended 7/31/07                                   $1.00         0.04(3)@            --^          (0.04)
Year ended 7/31/06                                   $1.00         0.03                --^          (0.03)
Year ended 7/31/05                                   $1.00         0.01                --^          (0.01)
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS C SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.03(3)             --^          (0.03)
Year ended 7/31/07                                   $1.00         0.04(3)@            --^          (0.04)
Year ended 7/31/06                                   $1.00         0.03                --^          (0.03)
Year ended 7/31/05                                   $1.00         0.01                --^          (0.01)
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.04(3)             --^          (0.04)
Year ended 7/31/07                                   $1.00         0.05(3)             --^          (0.05)
Year ended 7/31/06                                   $1.00         0.04                --           (0.04)
Year ended 7/31/05                                   $1.00         0.02                --^          (0.02)
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET SELECT SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.04(3)             --^          (0.04)
Year ended 7/31/07                                   $1.00         0.05(3)             --^          (0.05)
Year ended 7/31/06                                   $1.00         0.04                --           (0.04)
Year ended 7/31/05                                   $1.00         0.02                --           (0.02)
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET PREFERRED SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.04(3)             --^          (0.04)
Year ended 7/31/07                                   $1.00         0.05(3)             --^          (0.05)
Year ended 7/31/06                                   $1.00         0.04                --           (0.04)
Year ended 7/31/05                                   $1.00         0.02                --           (0.02)
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET TRUST SHARES
Year ended 7/31/09                                   $1.00         0.01(3)             --^          (0.01)
Year ended 7/31/08                                   $1.00         0.04(3)             --^          (0.04)
Year ended 7/31/07                                   $1.00         0.05(3)             --^          (0.05)
Year ended 7/31/06                                   $1.00         0.04                --           (0.04)
Year ended 7/31/05                                   $1.00         0.02                --           (0.02)
--------------------------------------------------------------------------------------------------------------

                       See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                           --------------------------------------------------------
                                                                                        RATIOS OF       RATIOS OF        RATIOS OF
                                                                             NET        EXPENSES        EXPENSES             NET
                                                      NET ASSET             ASSETS,         TO             TO            INVESTMENT
                                                       VALUE,               END OF      AVERAGE         AVERAGE            INCOME
                                                       END OF      TOTAL    PERIOD         NET             NET           TO AVERAGE
                                                       PERIOD     RETURN    (000 'S)    ASSETS (a)      ASSETS (b)       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                      $1.00      1.23%   $  723,024      0.66%#         0.58%#            1.29%
Year ended 7/31/08                                      $1.00      3.65%   $  892,765      0.66%          0.54%             3.44%
Year ended 7/31/07                                      $1.00      4.94%   $  605,987      0.66%          0.54%             4.82%
Year ended 7/31/06                                      $1.00      3.97%   $  563,551      0.66%          0.54%             3.81%
Year ended 7/31/05                                      $1.00      1.91%   $  958,735      0.65%          0.54%             1.86%
-----------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS A SHARES
Year ended 7/31/09                                      $1.00      0.99%   $  537,555      0.91%#         0.81%#+           1.06%
Year ended 7/31/08                                      $1.00      3.40%   $  721,478      0.91%          0.79%             3.22%
Year ended 7/31/07                                      $1.00      4.67%   $  625,362      0.91%          0.79%             4.57%
Year ended 7/31/06                                      $1.00      3.71%   $  455,183      0.91%          0.79%             3.65%
Year ended 7/31/05                                      $1.00      1.66%   $  464,391      0.90%          0.79%             1.67%
-----------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS B SHARES
Year ended 7/31/09                                      $1.00      0.52%   $    2,600      1.67%#         1.29%#+           0.52%
Year ended 7/31/08                                      $1.00      2.62%   $    2,390      1.66%          1.54%             2.40%
Year ended 7/31/07                                      $1.00      3.90%   $    1,468      1.66%          1.54%             3.83%
Year ended 7/31/06                                      $1.00      2.94%   $    1,216      1.66%          1.54%             2.84%
Year ended 7/31/05                                      $1.00      0.95%   $    1,340      1.66%          1.51%             1.14%
-----------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS C SHARES
Year ended 7/31/09                                      $1.00      0.52%   $      855      1.66%#         1.31%#+           0.58%
Year ended 7/31/08                                      $1.00      2.63%   $    1,103      1.66%          1.54%             2.53%
Year ended 7/31/07                                      $1.00      3.90%   $    1,066      1.66%          1.54%             3.82%
Year ended 7/31/06                                      $1.00      2.93%   $      879      1.66%          1.54%             2.80%
Year ended 7/31/05                                      $1.00      0.95%   $    1,474      1.65%          1.46%             0.85%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                      $1.00      1.53%   $2,507,708      0.64%#         0.24%#            1.45%
Year ended 7/31/08                                      $1.00      3.96%   $2,380,397      0.64%          0.21%             3.82%
Year ended 7/31/07                                      $1.00      5.27%   $1,687,392      0.64%          0.21%             5.14%
Year ended 7/31/06                                      $1.00      4.30%   $1,263,609      0.65%          0.21%             4.25%
Year ended 7/31/05                                      $1.00      2.24%   $1,077,260      0.65%          0.21%             2.24%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET SELECT SHARES
Year ended 7/31/09                                      $1.00      1.45%   $  117,441      0.72%#         0.32%#            1.48%
Year ended 7/31/08                                      $1.00      3.87%   $  110,410      0.73%          0.29%             3.47%
Year ended 7/31/07                                      $1.00      5.19%   $   59,901      0.72%          0.28%             5.07%
Year ended 7/31/06                                      $1.00      4.22%   $   35,579      0.73%          0.29%             4.16%
Year ended 7/31/05                                      $1.00      2.15%   $   23,924      0.73%          0.29%             2.23%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET PREFERRED SHARES
Year ended 7/31/09                                      $1.00      1.38%   $  165,806      0.79%#         0.39%#            1.32%
Year ended 7/31/08                                      $1.00      3.80%   $  121,489      0.79%          0.36%             3.66%
Year ended 7/31/07                                      $1.00      5.12%   $   87,627      0.79%          0.35%             5.00%
Year ended 7/31/06                                      $1.00      4.15%   $   98,263      0.81%          0.36%             4.21%
Year ended 7/31/05                                      $1.00      2.08%   $   23,178      0.80%          0.36%             1.99%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET TRUST SHARES
Year ended 7/31/09                                      $1.00      1.28%   $  317,382      0.89%#         0.49%#+           1.26%
Year ended 7/31/08                                      $1.00      3.70%   $  311,528      0.89%          0.46%             3.60%
Year ended 7/31/07                                      $1.00      5.01%   $  230,909      0.89%          0.45%             4.90%
Year ended 7/31/06                                      $1.00      4.04%   $  160,782      0.91%          0.46%             4.18%
Year ended 7/31/05                                      $1.00      1.98%   $   25,047      0.90%          0.46%             2.01%
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     NET REALIZED
                                                           NET ASSET                AND UNREALIZED      LESS
                                                             VALUE,       NET           GAINS/      DISTRIBUTIONS
                                                           BEGINNING  INVESTMENT    (LOSSES) FROM        TO
                                                           OF PERIOD    INCOME       INVESTMENTS    SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                           $1.00       0.01(3)          --^          (0.01)
Year ended 7/31/08                                           $1.00       0.04(3)          --^          (0.04)
Year ended 7/31/07                                           $1.00       0.05(3)          --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --           (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET SELECT SHARES
Year ended 7/31/09                                           $1.00       0.01(3)          --^          (0.01)
Year ended 7/31/08                                           $1.00       0.04(3)          --^          (0.04)
Year ended 7/31/07                                           $1.00       0.05(3)          --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --           (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET PREFERRED SHARES
Year ended 7/31/09                                           $1.00       0.01(3)          --^          (0.01)
Year ended 7/31/08                                           $1.00       0.03(3)          --^          (0.03)
Year ended 7/31/07                                           $1.00       0.05(3)          --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --           (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET TRUST SHARES
Year ended 7/31/09                                           $1.00       0.01(3)          --^          (0.01)
Year ended 7/31/08                                           $1.00       0.03(3)          --^          (0.03)
Year ended 7/31/07                                           $1.00       0.05(3)          --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --           (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                           $1.00       0.01(3)          --^          (0.01)
Year ended 7/31/08                                           $1.00       0.03(3)          --^          (0.03)
Year ended 7/31/07                                           $1.00       0.05(3)@         --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --^          (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SELECT SHARES
Year ended 7/31/09                                           $1.00         --^(3)         --^             --^
Year ended 7/31/08                                           $1.00       0.03(3)          --^          (0.03)
Year ended 7/31/07                                           $1.00       0.05(3)@         --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --^          (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET PREFERRED SHARES
Year ended 7/31/09                                           $1.00         --^(3)         --^             --^
Year ended 7/31/08                                           $1.00       0.03(3)          --^          (0.03)
Year ended 7/31/07                                           $1.00       0.05(3)@         --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --^          (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET TRUST SHARES
Year ended 7/31/09                                           $1.00         --^(3)         --^             --^
Year ended 7/31/08                                           $1.00       0.03(3)          --^          (0.03)
Year ended 7/31/07                                           $1.00       0.05(3)@         --^          (0.05)
Year ended 7/31/06                                           $1.00       0.04             --^          (0.04)
Year ended 7/31/05                                           $1.00       0.02             --^          (0.02)
--------------------------------------------------------------------------------------------------------------------

                       See notes to financial highlights
                       and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                          ---------------------------------------------------------
                                                                                         RATIOS OF        RATIOS OF      RATIOS OF
                                                                             NET          EXPENSES        EXPENSES          NET
                                                     NET ASSET             ASSETS,           TO               TO        INVESTMENT
                                                      VALUE,                END OF         AVERAGE         AVERAGE         INCOME
                                                     END OF      TOTAL      PERIOD            NET             NET        TO AVERAGE
                                                      PERIOD     RETURN    (000 'S)       ASSETS (a)      ASSETS (b)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                    $1.00       1.06%   $2,058,233        0.63%#          0.23%#         0.86%
Year ended 7/31/08                                    $1.00       3.66%   $  780,910        0.64%           0.21%          3.33%
Year ended 7/31/07                                    $1.00       5.21%   $  487,057        0.66%           0.21%          5.08%
Year ended 7/31/06                                    $1.00       4.23%   $  304,332        0.66%           0.21%          4.24%
Year ended 7/31/05                                    $1.00       2.17%   $  264,707        0.66%           0.21%          2.16%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET SELECT SHARES
Year ended 7/31/09                                    $1.00       0.98%   $  113,374        0.71%#          0.31%#         0.84%
Year ended 7/31/08                                    $1.00       3.58%   $   43,793        0.72%           0.29%          2.99%
Year ended 7/31/07                                    $1.00       5.13%   $   13,983        0.74%           0.29%          5.00%
Year ended 7/31/06                                    $1.00       4.14%   $    6,337        0.75%           0.29%          4.22%
Year ended 7/31/05                                    $1.00       2.09%   $    2,176        0.74%           0.30%          1.83%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET PREFERRED SHARES
Year ended 7/31/09                                    $1.00       0.90%   $  376,800        0.78%#          0.38%#+        0.80%
Year ended 7/31/08                                    $1.00       3.51%   $  245,995        0.79%           0.36%          3.33%
Year ended 7/31/07                                    $1.00       5.05%   $  225,141        0.81%           0.36%          4.93%
Year ended 7/31/06                                    $1.00       4.07%   $  190,260        0.82%           0.36%          3.98%
Year ended 7/31/05                                    $1.00       2.02%   $  228,555        0.81%           0.36%          1.96%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET TRUST SHARES
Year ended 7/31/09                                    $1.00       0.81%   $  158,318        0.88%#          0.47%#+        0.83%
Year ended 7/31/08                                    $1.00       3.41%   $  219,872        0.89%           0.46%          3.17%
Year ended 7/31/07                                    $1.00       4.95%   $  128,682        0.91%           0.46%          4.83%
Year ended 7/31/06                                    $1.00       3.97%   $   96,003        0.92%           0.46%          3.85%
Year ended 7/31/05                                    $1.00       1.92%   $  120,743        0.91%           0.46%          1.96%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/09                                    $1.00       0.53%   $1,305,329        0.65%#          0.25%#         0.50%
Year ended 7/31/08                                    $1.00       3.21%   $1,217,028        0.63%           0.21%          2.78%
Year ended 7/31/07                                    $1.00       5.15%   $  420,260        0.65%           0.21%          5.02%
Year ended 7/31/06                                    $1.00       4.13%   $  386,757        0.65%           0.21%          4.11%
Year ended 7/31/05                                    $1.00       2.08%   $  295,584        0.65%           0.21%          2.01%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SELECT SHARES
Year ended 7/31/09                                    $1.00       0.46%   $   24,743        0.73%#          0.33%#+        0.34%
Year ended 7/31/08                                    $1.00       3.10%   $   20,532        0.72%           0.29%          3.74%
Year ended 7/31/07                                    $1.00       5.06%   $   63,885        0.73%           0.29%          4.93%
Year ended 7/31/06                                    $1.00       4.05%   $   61,992        0.73%           0.29%          3.95%
Year ended 7/31/05                                    $1.00       2.00%   $   83,171        0.73%           0.29%          2.01%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET PREFERRED SHARES
Year ended 7/31/09                                    $1.00       0.39%   $  295,058        0.80%#          0.39%#+        0.42%
Year ended 7/31/08                                    $1.00       3.06%   $  480,906        0.79%           0.36%          3.01%
Year ended 7/31/07                                    $1.00       4.99%   $  472,893        0.80%           0.36%          4.87%
Year ended 7/31/06                                    $1.00       3.98%   $  625,196        0.80%           0.36%          3.85%
Year ended 7/31/05                                    $1.00       1.93%   $  766,688        0.80%           0.36%          1.85%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET TRUST SHARES
Year ended 7/31/09                                    $1.00       0.33%   $   96,197        0.90%#          0.46%#+        0.35%
Year ended 7/31/08                                    $1.00       2.95%   $  144,089        0.88%           0.46%          2.61%
Year ended 7/31/07                                    $1.00       4.88%   $   74,548        0.90%           0.46%          4.77%
Year ended 7/31/06                                    $1.00       3.87%   $  113,124        0.90%           0.46%          3.79%
Year ended 7/31/05                                    $1.00       1.83%   $  118,018        0.90%           0.46%          1.78%
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial highlights
                       and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

^    Amount is less than $0.005.

(3)  Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment; however, the amount per share is less than $. 005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

# Includes expense for the U. S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.
     Prime Money Market                      0.04%
     Institutional Money Market              0.03%
     Institutional Government Money Market   0.02%
     U.S. Treasury Money Market              0.04%

+ The Advisor waived additional expenses to maintain a competitive yield as follows:
     Prime Money Market
        Class A Shares                       0.02%
        Class B Shares                       0.29%
        Class C Shares                       0.27%
     Institutional Money Market
        Trust Shares                           --^
     Institutional Government Money Market
        Preferred Shares                       --^
        Trust Shares                         0.01%
     US Treasury Money Market
        Select Shares                          --^
        Preferred Shares                     0.01%
        Trust Shares                         0.04%

^    Amount is less than 0.005%


                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds").

FUND NAME

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market") Fifth Third Institutional Government Money Market Fund ("Institutional
   Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")

Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares:
Institutional, Class A, Class B and Class C shares. Prime Money Market's Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

FUND MERGER--On November 16, 2007 (the "Closing Date"), Prime Money Market ("Acquiring Fund") acquired the net assets of Government Money Market ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Acquired Fund on November 16, 2007. The acquisition was accomplished by a tax-free exchange of shares of each class of Prime Money Market for the corresponding class of Government Money Market as of the Closing Date. Information about the combining funds as of the Closing Date is as follows; the shares issued by the Acquired Fund are disclosed in the Statement of Changes in Net Assets.

                                                        NET ASSETS AS OF
FUND                          DESCRIPTION              NOVEMBER 16, 2007
------------------------------------------------------------------------
Prime Money Market            Acquiring Fund              $1,268,851,875
Government Money Market       Acquired Fund                  205,338,449
                                                          --------------
Prime Money Market            After Acquisition           $1,474,190,324
                                                          ==============

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATION--Investments of the Funds are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value as reported by such investment companies.

SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

OTHER--Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses specifically related to that class, such as administrative services and distribution servicing fees.

DISTRIBUTIONS TO SHAREHOLDERS-- Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2009, reclassifications were recorded as follows:

                                       INCREASE (DECREASE)  INCREASE (DECREASE)
                                       UNDISTRIBUTED NET     UNDISTRIBUTED NET    INCREASE (DECREASE)
                                       INVESTMENT INCOME    REALIZED GAIN (LOSS)    PAID-IN-CAPITAL
-----------------------------------------------------------------------------------------------------
Prime Money Market                          $ 1,866                  $ --              $ (1,866)
Institutional Money Market                    3,133                    --                (3,133)
Institutional Government Money Market        15,096               (13,045)               (2,051)
U.S. Treasury Money Market                    2,660                20,364               (23,024)

GUARANTEES AND INDEMNIFICATIONS -- Under the Trust's organizational documents, its Officers and Board of Trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

FEDERAL TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At July 31, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2006-2008, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

RECENT ACCOUNTING PRONOUNCEMENTS-- Effective August 1, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that a Fund would receive or pay to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels based upon inputs using quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3). Valuation levels are not necessarily an indication of the risk associated with investing in those securities.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

For fair value measurements using significant unobservable inputs (Level 3), FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 hierarchy categorization during the period. Level 3 holdings transfer in at beginning of period values and transfer out at end of period values. Total realized and unrealized gains and losses of Level 3 holdings are included in net realized and unrealized gains and losses in the Funds' Statements of Operations.

Effective July 31, 2009, the Funds adopted FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. See Note 8 for information about Fair Value Measurements.

Effective February 1, 2009, the Funds adopted FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("FAS 161"). FAS 161 requires enhanced disclosures about Funds' derivative and hedging activities, including Funds' objectives for using derivatives and the strategies to achieve those objectives, quantitative disclosures about fair value amounts of and gains and losses on derivatives and disclosures about counterparty credit exposure related to derivatives. The Funds do not hold derivatives as of the date of this report.

The Funds adopted FASB Statement of Financial Accounting Standards No, 165, Subsequent Events ("FAS 165"). FAS 165 requires the Funds to recognize the effects of events that provide additional evidence about conditions that existed at balance sheet date, including estimates inherent in the process of preparing financial statements.

(3) SECURITIES AND OTHER INVESTMENTS

REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery ("TBAs") transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities; a sufficient amount of cash and/or securities is segregated as collateral.

(4) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE--FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

ADMINISTRATION FEE-- FTAM is the Trust's administrator the ("Administrator") and generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

   ADMINISTRATION FEE      TRUST AVERAGE DAILY NET ASSETS
   ----------------------------------------------------------------
   0.20%                   Up to $1 billion
   0.18%                   In excess of $1 billion up to $2 billion
   0.17%                   In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual per class, per Fund fee applies beyond the first four classes per Fund, and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS-- In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 29, 2008). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on November 28, 2009. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                  CLASS EXPENSE LIMITATION * ++
                                                                       -----------------------------------------------
                                                                        ADMINI-                                      REIMBURSE-
                                                 ADVISORY   EXPENSE    STRATION                                         MENT
                                      ADVISORY     FEE      LIMITA-       FEE     INSTITU-                            RECOVER-
FUND                                    FEE       WAIVER    TION **     WAIVER     TIONAL       A      B     C         ABLE***
------------------------------------------------------------------------------------------------------------------------------
Prime Money Market                      0.40%        NA        C          0.08%     0.54%     0.79%  1.54%  1.54%    $  805,680
Institutional Money Market              0.40%      0.30%       C          0.07%     0.21%       NA     NA     NA     $7,547,757
Institutional Government Money Market   0.40%      0.30%       C         0.045%     0.21%       NA     NA     NA     $6,847,542
U.S. Treasury Money Market              0.40%      0.30%       C          0.10%     0.21%       NA     NA     NA     $5,804,647

* The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The annual limi-tations are 0.29%, 0.36% and 0.46%, respectively, for the Select, Preferred and Trust Shares of each of Institutional Money Market, Institutional Government Money Market, and U.S. Treasury Money Market.

**   C - Contractual

*** The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2008 through July 31, 2009.

++ Because the Treasury Temporary Guarantee Program expense is excluded from these funds' expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amount of this item.

ACCOUNTING AND CUSTODY FEES-- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

   ACCOUNTING FEE   FUND AVERAGE DAILY NET ASSETS
   -----------------------------------------------------------
   0.020%           Up to $500 million
   0.015%           In excess of $500 million up to $1 billion
   0.010%           In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan.

   CLASS      DISTRIBUTION/SERVICING FEE
   -------    --------------------------
   Class A    0.25%
   Class B    1.00%
   Class C    0.75%

In addition, the Distributor earned contingent deferred sales commissions
(CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $6,582 for the Trust, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $2,843,909 for the period ended as of the report date. The Distributor voluntarily waived shareholder servicing fees of $98,407 in Prime Money Market, $1,038 in Institutional Money Market, $21,921 in Institutional Government Money Market and $97,322 in U.S Treasury Money Market during the period.

ADMINISTRATIVE SERVICING FEE--The Trust has an Administrative Service Agreement with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

   CLASS        ADMINISTRATIVE SERVICING FEE
   ---------    ----------------------------
   Class C      0.25%
   Select       0.08%
   Preferred    0.15%
   Trust        0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

OTHER--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES-- Citi (formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would not have changed had the payments not been made; see the Notes to Financial Highlights.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

(5) LINE OF CREDIT

As of February 1, 2008, the Funds of the Trust have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 (1)[]3% of a Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the fiscal year.

(6) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2009 and 2008 was as follows:

                                        JULY 31, 2009     JULY 31, 2008
                                       ---------------   ---------------
                                       ORDINARY INCOME   ORDINARY INCOME
                                        DISTRIBUTIONS     DISTRIBUTIONS
                                       ---------------   ---------------
Prime Money Market                       $17,667,954      $ 48,480,925
Institutional Money Market                41,382,111       101,931,130
Institutional Government Money Market     19,716,207        43,035,240
U.S. Treasury Money Market                10,633,988        41,369,495

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                        TOTAL
                                                       ACCUMULATED   ACCUMULATED
                                       UNDISTRIBUTED   CAPITAL AND    EARNINGS/
                                      ORDINARY INCOME  OTHER LOSSES    (DEFICIT)
                                      ---------------  ------------ ------------
Prime Money Market                         $85,299      $(189,589)   $(104,290)
Institutional Money Market                   6,605        (82,513)     (75,908)
Institutional Government Money Market        2,805         (7,645)      (4,840)
U.S. Treasury Money Market                   8,158             --        8,158

As of July 31, 2009, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

                                                EXPIRATION YEAR
                                      ------------------------------
                                         2014        2017       TOTAL
                                      -------------------------------
Prime Money Market                    $92,314     $100,645   $192,959
Institutional Money Market                696       81,732     82,428

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2009, the following Fund deferred to August 1, 2009 post October capital losses of:

                                      CAPITAL LOSSES
                                      --------------
Institutional Government Money Market     $6,545

During the tax year ended July 31, 2009, the Funds used/expired capital loss carryforwards in the following amounts:

                                      AMOUNT USED   AMOUNT EXPIRED
                                      -----------   --------------
U.S. Treasury Money Market              $38,452         $20,364

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2009
--------------------------------------------------------------------------------

(7) MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

(8) FAIR VALUE MEASUREMENTS

The following is a summary of the fair value hierarchy according to the inputs used as of July 31, 2009 in valuing the Funds' assets and liabilities:

                                                  FAIR VALUE MEASUREMENT AT 7/31/2009 USING
                                             -----------------------------------------------------
                                             QUOTED PRICES            SIGNIFICANT
                                            IN ACTIVE MARKETS           OTHER         SIGNIFICANT
                                              FOR IDENTICAL            OBSERVABLE     UNOBSERVABLE
                                               INVESTMENTS               INPUTS          INPUTS       VALUE AT
                                                (LEVEL 1)              (LEVEL 2)       (LEVEL 3)       7/31/09
                                             -------------------------------------------------------------------
   Prime Money Market
----------------------------------------
Corporate Bonds                              $         --           $  103,227,734       $--      $  103,227,734
Municipal Bonds                                        --                7,846,056        --           7,846,056
U.S. Government Agencies                               --              283,451,238        --         283,451,238
Commercial Paper                                       --              270,718,069        --         270,718,069
Demand Notes                                           --               88,507,000        --          88,507,000
Municipal Demand Notes                                 --              270,113,000        --         270,113,000
Money Markets                                  97,225,595                       --        --          97,225,595
Repurchase Agreements                                  --              152,696,000        --         152,696,000
----------------------------------------     -------------------------------------------------------------------
Total                                        $ 97,225,595           $1,176,559,097       $--      $1,273,784,692
                                             ===================================================================
   Institutional Money Market
----------------------------------------
Corporate Bonds                              $         --           $  255,180,086       $--      $  255,180,086
Mortgage-Backed Securities                             --                7,455,777        --           7,455,777
Municipal Bonds                                        --               16,597,426        --          16,597,426
U.S. Government Agencies                               --              702,327,497        --         702,327,497
Commercial Paper                                       --              730,737,270        --         730,737,270
Demand Notes                                           --              140,965,000        --         140,965,000
Municipal Demand Notes                                 --              568,462,000        --         568,462,000
Money Markets                                 242,630,209                     --          --         242,630,209
Repurchase Agreements                                  --              462,678,000        --         462,678,000
----------------------------------------     -------------------------------------------------------------------
Total                                        $242,630,209           $2,884,403,056       $--      $3,127,033,265
                                             ===================================================================
   Institutional Government Money Market
----------------------------------------
Mortgage-Backed Securities                   $         --           $   77,907,049       $--      $   77,907,049
U.S. Government Agencies                               --            1,671,574,521        --       1,671,574,521
U.S. Treasury Obligations                              --               24,966,368        --          24,966,368
Money Markets                                 213,986,409                     --          --         213,986,409
Repurchase Agreements                                  --              714,211,000        --         714,211,000
----------------------------------------     -------------------------------------------------------------------
Total                                        $213,986,409           $2,488,658,938       $--      $2,702,645,347
                                             ===================================================================
   U.S. Treasury Money Market
----------------------------------------
Corporate Bonds                              $         --           $   47,693,393       $--      $   47,693,393
U.S. Treasury Bills                                    --              734,364,866        --         734,364,866
U.S. Treasury Notes                                    --              206,788,910        --         206,788,910
Money Markets                                   3,278,930                     --          --           3,278,930
Repurchase Agreements                                  --              727,513,000        --         727,513,000
----------------------------------------     -------------------------------------------------------------------
Total                                        $  3,278,930           $1,716,360,169       $--      $1,719,639,099
                                             ===================================================================

The Funds did not have Level 3 holdings at the beginning or end of the year ended July 31, 2009.

(9) U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Funds have entered into a Guarantee Agreement with the U.S. Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2009
--------------------------------------------------------------------------------

"Program"). Subject to certain conditions and limitations, in the event that the per share value of a Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to Shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until September 18, 2009. Participation in the initial term and the extended Program required a payment to the Treasury of 0.01% and 0.015%, respectively, multiplied by the number of each Fund's shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense was borne by the Funds without regard to any expense limitation in effect during the period.

(10) SUBSEQUENT EVENTS

In accordance with the provision set forth in FAS 165, management has evaluated the possibility of subsequent events existing in the Funds' financial statements through September 22, 2009. Management has determined that there are no additional material events that would require disclosure in the Funds' financial statements through this date.

                                                           REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fifth Third Prime Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund, and Fifth Third U.S. Treasury Money Market Fund (the "Funds") at July 31, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 22, 2009

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


                         FIFTH THIRD FUNDS MANAGEMENT ^

The Trustees and Officers of the Funds, their age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                        POSITION(S)         TERM OF                                             IN FUND
                           HELD           OFFICE AND                                            COMPLEX            OTHER
NAME AND                 WITH THE          LENGTH OF       PRINCIPAL OCCUPATION(S)             OVERSEEN BY      DIRECTORSHIPS
   AGE                    FUNDS         TIME SERVED(1)     DURING THE PAST 5 YEARS               TRUSTEE       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Edward Burke Carey    Chairman-Board       January         Carey Realty Investments, Inc.           24             Canisius
Age: 64                 of Trustees      1989-Present      (real estate development and                        College-Trustee.
                                                           consulting), President, 1990-Present.

David J. Durham           Trustee         June 2001-       Chairman of Clipper Products, Inc.,      24              None
Age: 64                                    Present         a wholesale distributor, 2005-Present.
                                                           Chairman of Norris Products Corp.,
                                                           a wholesale distributor, 2005-Present.
                                                           President and Chief Executive Officer
                                                           of Clipper Products, Inc., 1997-Present.

J. Joseph Hale Jr.        Trustee           March          EVP and Managing Director, DHR           24            Trustee for
Age: 59                                  2001-Present      International (executive recruiter),                Hanover College.
                                                           April 2007-Present. Consultant, Duke             National Underground
                                                           Energy, April 2006-March 2007.                      Freedom Center,
                                                           President, Cinergy Foundation,                    The Cincinnati Zoo,
                                                           November 2001-March 2006.                        The Ohio Arts Council,
                                                                                                                The Cincinnati
                                                                                                              Parks Foundation,
                                                                                                                and Playhouse
                                                                                                                 in the Park.

John E. Jaymont           Trustee          October         AVP, PIANKO, Feb. 2002-                  24             Printing
Age: 64                                  2001- Present     Present. Business                                     Industries of
                                                           Management Consultant, April                      America: Web Offset
                                                           2000-February 2002.                              Assoc., Director; Master
                                                                                                             Printers of America,
                                                                                                                   Director.

David J. Gruber           Trustee         December         President, DJG Financial Consulting      24              None
Age: 45                                  2003-Present      (accounting and finance consultant),
                                                           June 2007-Present. Resources Global
                                                           Professionals, Project Professional,
                                                           December 2004-June 2007. Ohio Arts
                                                           & Sports Facilities Commission (state
                                                           funding oversight agency), CFO,
                                                           April 2003-December 2004. Ohio
                                                           Expositions Commission (state fair
                                                           and expo center), Finance Director,
                                                           April 1996-March 2003.

^ Additional disclosure can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

                                             OFFICERS
                                             --------
                                                      TERM OF
                            POSITION(S)             OFFICE AND
                               HELD                  LENGTH OF
     NAME                    WITH THE                  TIME           PRINCIPAL OCCUPATION(S)
    AND AGE                   FUNDS                   SERVED(1)       DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
E. Keith Wirtz               President                 April          President, Fifth Third Asset Management,
Age: 49                                             2007-Present      Inc. 2003- Present, Managing Partner,
                                                                      Paladin Investment Associates, LLC,
                                                                      2000-2003.

Matthew A. Ebersbach       Vice President              March          Vice President of Fifth Third Bank
Age: 39                                             2006-Present      since 2001.

Richard B. Ille            Vice President              April          Managing Director, Products and Marketing,
Age: 44                                             2007-Present      Fifth Third Asset Management, Inc.,
                                                                      2001-Present.

James A. Mautino            Anti-Money             February 2007-     Vice President and Chief Compliance Officer,
Age: 41                   Laundering and              Present         Fifth Third Asset Management, Inc. August
                         Chief Compliance                             2005-Present, Director of Risk and
                              Officer                                 Compliance, State Street Bank and Trust
                                                                      Company, October 1995-July 2005.

Shannon King                 Treasurer                 March          Vice President, Fifth Third Asset
Age: 37                                             2008-Present      Management, Inc. September 2007-Present,
                                                                      Assistant Vice President and Capital Markets
                                                                      Derivative Manager, Fifth Third Bank, 2005-
                                                                      2007, Capital Markets Accounting Manager,
                                                                      Fifth Third Bank 2001-2005.

Matthew A. Swendiman         Secretary                 April          Vice President and Counsel of Fifth Third
Age: 36                                             2007-Present      Bank, March 2006 to Present. Attorney,
                                                                      Kirkpatrick & Lockhart Nicholson Graham,
                                                                      LLP, May 2005-March 2006. Counsel, The
                                                                      Phoenix Companies, Inc., July 2002-April
                                                                      2005. Assistant Vice President and Assistant
                                                                      Counsel, Conseco Capital Management, Inc.,
                                                                      December 2000-June 2002.

Ryan Casey               Assistant Treasurer           April          Assistant Vice President, State Street Bank
Age: 36                                             2009-Present      and Trust Company (a Massachusetts trust
                                                                      company) from 2000 to Present.

Tracy Kaufman            Assistant Treasurer            June          Assistant Vice President, State Street Bank
Age: 50                                             2007-Present      and Trust Company (a Massachusetts trust
                                                                      company) from 1986 to Present.

Francine S. Hayes        Assistant Secretary            June          Vice President and Counsel, State Street
Age: 41                                             2007-Present      Bank and Trust Company (a Massachusetts
                                                                      trust company) from 2004 to Present; and
                                                                      Assistant Vice President and Counsel, State
                                                                      Street Bank and Trust Company, from 2001
                                                                      to 2004.

(1) Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust's Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which the Trustee's 72nd birthday occurs. The Trust's Officers are elected annually by the Trustees.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 through July 31, 2009.

                                ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                            EXPENSE            EXPENSE
                                                                BEGINNING   ENDING           PAID               RATIO
                                                                 ACCOUNT    ACCOUNT         DURING             DURING
                                                                  VALUE      VALUE          PERIOD*            PERIOD
                                                                  2/1/09    7/31/09     2/1/09 - 7/31/09   2/1/09 - 7/31/09
                                                                ---------   ---------   ----------------   ----------------
Prime Money Market                       Institutional Shares   $1,000.00   $1,002.20         $2.93              0.59%
                                         Class A Shares          1,000.00    1,001.10          4.02              0.81%
                                         Class B Shares          1,000.00    1,000.20          4.91              0.99%
                                         Class C Shares          1,000.00    1,000.30          4.91              0.99%

Institutional Money Market               Institutional Shares    1,000.00    1,003.40          1.19              0.24%
                                         Select Shares           1,000.00    1,003.00          1.59              0.32%
                                         Preferred Shares        1,000.00    1,002.70          1.94              0.39%
                                         Trust Shares            1,000.00    1,002.20          2.43              0.49%

Institutional Government Money Market    Institutional Shares    1,000.00    1,001.90          1.14              0.23%
                                         Select Shares           1,000.00    1,001.50          1.54              0.31%
                                         Preferred Shares        1,000.00    1,001.20          1.89              0.38%
                                         Trust Shares            1,000.00    1,000.80          2.28              0.46%

U.S. Treasury Money Market               Institutional Shares    1,000.00    1,001.20          1.24              0.25%
                                         Select Shares           1,000.00    1,000.80          1.64              0.33%
                                         Preferred Shares        1,000.00    1,000.50          1.88              0.38%
                                         Trust Shares            1,000.00    1,000.30          2.13              0.43%

----------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                           EXPENSE            EXPENSE
                                                                 BEGINNING   ENDING          PAID               RATIO
                                                                  ACCOUNT    ACCOUNT        DURING             DURING
                                                                   VALUE      VALUE         PERIOD*            PERIOD
                                                                  2/1/09     7/31/09    2/1/09 - 7/31/09   2/1/09 - 7/31/09
                                                                ---------   ---------   ----------------   ----------------
Prime Money Market                       Institutional Shares   $1,000.00   $1,021.87         $2.96              0.59%
                                         Class A Shares          1,000.00    1,020.78          4.06              0.81%
                                         Class B Shares          1,000.00    1,019.89          4.96              0.99%
                                         Class C Shares          1,000.00    1,019.89          4.96              0.99%

Institutional Money Market               Institutional Shares    1,000.00    1,023.60          1.20              0.24%
                                         Select Shares           1,000.00    1,023.21          1.61              0.32%
                                         Preferred Shares        1,000.00    1,022.86          1.96              0.39%
                                         Trust Shares            1,000.00    1,022.36          2.46              0.49%

Institutional Government Money Market    Institutional Shares    1,000.00    1,023.65          1.15              0.23%
                                         Select Shares           1,000.00    1,023.26          1.56              0.31%
                                         Preferred Shares        1,000.00    1,022.91          1.91              0.38%
                                         Trust Shares            1,000.00    1,022.51          2.31              0.46%

U.S. Treasury Money Market               Institutional Shares    1,000.00    1,023.55          1.25              0.25%
                                         Select Shares           1,000.00    1,023.16          1.66              0.33%
                                         Preferred Shares        1,000.00    1,022.91          1.91              0.38%
                                         Trust Shares            1,000.00    1,022.66          2.16              0.43%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                       42

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                                       43

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                                       44

ADDRESSES
--------------------------------------------------------------------------------------
Fifth Third Funds                                  Fifth Third Funds
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------
Investment Advisor, Administrator and Accountant   Fifth Third Asset Management, Inc.
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------
Distributor                                        FTAM Funds Distributor, Inc.
                                                   1290 Broadway, Suite 1100
                                                   Denver, Colorado 80203
---------------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-Administrator    State Street Bank and Trust Company
                                                   801 Pennsylvania Avenue
                                                   Kansas City, Missouri 64105
---------------------------------------------------------------------------------------
Transfer and Dividend Disbursing Agent             Boston Financial Data Services, Inc.
                                                   30 Dan Road
                                                   Canton, Massachusetts 02021
---------------------------------------------------------------------------------------
Independent Registered Public Accounting Firm      PricewaterhouseCoopers LLP
                                                   1100 Walnut, Suite 1300
                                                   Kansas City, MO 64106
---------------------------------------------------------------------------------------

BEYOND THE TRADITIONAL

Advised by:
FTAM
FIFTH THIRD ASSET MANAGEMENT



FTF1867073110                      1-800-282-5706                      AR-MMF-09

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

On September 23, 2009, the Code of Ethics was amended to (i) add references to the chief legal officer, (ii) remove reference to the qualified legal committee and (iii) to make other non-material changes. The Code of Ethics, as amended, is attached hereto as Exhibit 12(a)(1).

There have been no waivers granted by the registrant to individuals covered by the Code of Ethics during the period covered by this report on Form N-CSR.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that it has one audit committee financial expert serving on the registrant's Audit Committee that possess the attributes identified in Item 3(b) of Form N-CSR. The name of the audit committee financial expert is David J. Gruber and Mr. Gruber is "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings and engagements for the last two fiscal years ended July 31, 2008 and July 31, 2009 were $399,960 and $386,238, respectively.

(b)  Audit Related Fees

The registrant was not billed any fees by the principal accountant for the fiscal year ended July 31, 2008 or July 31, 2009 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements and not otherwise included under paragraph (a) of this Item 4.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended July 31, 2008 and July 31, 2009 were $113,755 and $147,498, respectively.

(d)  All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for the last two fiscal years ended July 31, 2008 and July 31, 2009 were $0 and $0, respectively.

(e)  Pre-Approval Policies and Procedures

(1)  Audit and Non-Audit Services Pre-Approval Policies and Procedures

     I.   Purpose

          Under the Sarbanes-Oxley act of 2002 (the "Act"), the audit committee (the "Committee") of the Board of Trustees of Fifth Third Funds (the "Trust") is responsible for the appointment, compensation and oversight of the work of the Trust's independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor's independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that the Trust's independent auditor may not provide to the Trust, as well as the committee's administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these audit and non-audit services pre-approval policies and procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

     II.  General Pre-Approval Policies

          It is the policy of the committee that audit and non-audit services to be performed by the Trust's independent auditor be pre-approved only when in the best interests of the Trust's shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence. In granting any pre-approval, consideration shall be given to:

               1. The qualifications of the auditor to perform the services involved;

               2. The proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

               3. The permissibility of the services under applicable rules and guidance of the SEC;

               4. The effect, if any, of the performance of the proposed services on the auditor's independence;

               5. The effect of the compensation for the proposed services on the auditor's independence; and

               6. The effect, if any, of the proposed services on the Trust's ability to manage or control risk or to improve audit quality.

     While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust's management.

     III. Procedures for Pre-Approval by the Committee

     1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

     2. All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust's Board of Trustees) whenever practicable.

     3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee's chairman. The Committee's chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

     5. Requests for pre-approval may include, but are not limited to, the following services:

          A.   Audit engagement, particularly for interim periods;

          B.   Preparation of fund tax returns;

          C. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

          D.   Review of its shareholder materials;

          E. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

          F.   Market research and strategic insights.

     6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     7. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

     8. The Committee's action on a request for pre-approval shall be recorded in the Committee's minutes.

     9. The Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust's management.

     10. The Committee's action on a request for pre-approval shall be reported to the full board of Trustees.

     11.  Pre-approvals will be granted for a period of no more than one year.

     IV.  Procedures for Pre-Approval by a Delegate of the Committee

     1. Where it has been determined by the Committee's chairman that consideration of a request for pre-approval by the full Committee would not be timely, the chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the "delegate") for this purpose. (as of the date of the adoption of these guidelines and procedures, John E. Jaymont has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

     2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

     3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4. Requests for pre-approval may include, but are not limited to, the following services:

          a.   Audit engagement, particularly for interim periods;

          b.   Preparation of fund tax returns;

          c. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

          d.   Review of its shareholder materials;

          e. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

          f.   Market research and strategic insights.

     5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     6. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

     7. The delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust's management.

     8. Pre-approvals by the delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Committee's Chairman.

     9. Pre-approvals by the delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

     10. The results of the Committee's review of the delegate's action on a request for pre-approval shall be recorded in the Committee's minutes and reported to the full board of Trustees.

     11. Pre-approvals will be granted by the delegate for a period of no more than one year.

     V. Procedures for Monitoring Engagements Authorized under Pre-Approval Procedures

     The independent auditor shall inform the Committee in writing upon the Commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

     VI.  Amendment

     These policies and procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee charter.

(2) None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the fiscal year ended July 31, 2008 and July 31, 2009 for services rendered by the principal accountant to the registrant were $113,755 and $147,498, respectively.

The aggregate non-audit fees billed for the fiscal year ended July 31, 2008 and July 31, 2009 for services rendered by the principal accountant to the investment adviser were $54,173 and $29,708, respectively.

(h) The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

(a) A Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the registrant last disclosed its procedures pursuant to Item 22(b)(15) of Schedule 14A or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President

Date:  October 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President
(Principal Executive Officer)

Date:  October 2, 2009



/s/ Shannon King
----------------
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date:  October 2, 2009